UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 through April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2016 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

Overall, U.S. equity markets experienced a significant increase in volatility during the six month reporting period. While equity prices rose slightly through the end of 2015, the beginning of 2016 was marked by prolonged sell-off of equities, driven by falling oil prices and investor uncertainty about both the health of China’s economy and U.S. interest rate policy.

By March, market volatility declined somewhat as economic data showed signs of stability in China, oil prices rebounded and the U.S. Federal Reserve Chairwoman Janet Yellen reassured investors that interest rate policy would remain accommodative. By the end of April, leading U.S. equity indexes returned to positive territory for the year to date. For the six months ended April 30, 2016, the Standard & Poor’s 500 Index returned 0.43%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.65%
Standard & Poor’s 500 Index	0.43%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Net Assets as of 4/30/2016 (In Thousands)	$224,749

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended April 30, 2016. Leading sector contributors to the Fund’s relative performance included its long positions in the health care and consumer discretionary sectors. Leading sector detractors from the Fund’s relative performance included its long positions in the information technology and materials sectors.

Leading individual detractors from relative performance included the Fund’s long positions in Mobileye NV, United Rentals Inc. and Alliance Data Systems Corp. Shares of Mobileye, a provider of camera-assisted driving systems that was not held in the Benchmark, fell on questions about the company’s technology and after an influential investment firm called the stock the “short of the year: 2016.” Shares of United Rentals, a provider of oil field equipment, fell on slowing capital spending in the energy sector amid continued weakness in global oil prices. Shares of Alliance Data Systems, a provider of marketing and customer loyalty programs, fell on weaker than expected earnings.

Leading individual contributors to relative performance included the Fund’s long positions in Jarden Corp., Thermo Fisher Scientific Inc. and Raytheon Co. Shares of Jarden, a consumer products company not held in the Benchmark, rose after it agreed to be acquired by Newell Rubbermaid Inc. for $15.4 billion. Shares of Thermo Fisher, a health care technology company, rose on better than expected earnings and revenue. Shares of Raytheon, an aerospace and technology company, rose on better-than-expected revenue growth.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2016, the Fund invested at least 80% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 89% and its average net exposure was 45%.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Newell Brands, Inc.	10.2%
2.	Twenty-First Century Fox, Inc., Class B	6.7
3.	Thermo Fisher Scientific, Inc.	5.8
4.	Altria Group, Inc.	4.9
5.	Comcast Corp., Class A	4.7
6.	Alphabet, Inc., Class A	3.6
7.	Norwegian Cruise Line Holdings Ltd.	3.3
8.	Becton, Dickinson and Co.	3.0
9.	Reynolds American, Inc.	2.9
10.	Fidelity National Information Services, Inc.	2.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	General Electric Co.	12.2%
2.	SPDR S&P 500 ETF Trust	11.9
3.	iShares Russell 2000 ETF	8.6
4.	Clorox Co. (The)	7.3
5.	Expeditors International of Washington, Inc.	6.3
6.	Bed Bath & Beyond, Inc.	5.7
7.	Cisco Systems, Inc.	4.2
8.	Ross Stores, Inc.	3.6
9.	American Express Co.	3.2
10.	Whole Foods Market, Inc.	2.9

LONG PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	33.6%
Consumer Staples	9.4
Health Care	9.0
Information Technology	8.7
Materials	4.0
Industrials	3.2
Others (each less than 1.0%)	0.3
Short-Term Investment	31.8

SHORT PORTFOLIO COMPOSITION BY SECTOR****
Exchange Traded Funds	20.5%
Industrials	20.5
Consumer Discretionary	20.4
Consumer Staples	12.5
Financials	11.4
Information Technology	8.1
Health Care	3.0
Energy	1.4
Others (each less than 1.0%)	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		(8.82)%	(3.27)%	3.56%
Without Sales Charge		(3.78)	2.10	6.96
CLASS C SHARES	August 29, 2014
With CDSC***		(5.04)	0.62	6.42
Without CDSC		(4.04)	1.62	6.42
CLASS R2 SHARES	August 29, 2014	(3.91)	1.86	6.69
CLASS R5 SHARES	August 29, 2014	(3.59)	2.58	7.46
CLASS R6 SHARES	August 29, 2014	(3.58)	2.65	7.50
CLASS SELECT SHARES	August 29, 2014	(3.65)	2.41	7.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.85%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Standard & Poor’s 500 Index	0.43%
Net Assets as of 4/30/2016 (In Thousands)	$43,499

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) and the Standard & Poor’s 500 Index for the six months ended April 30, 2016. Investors’ concerns about global economic growth as well as weakening oil prices and uncertainty over China’s economy, created a headwind for the Fund. Overall, stocks that the Fund’s portfolio managers found to be undervalued underperformed the broader market, while stocks that the portfolio managers found to be unattractively valued outperformed the broader market.

Leading detractors from the Fund’s absolute return included its security selection in the pharmaceutical & health care and consumer cyclical sectors. The Fund’s security selection in the semiconductors and media sectors was a leading positive contributor to absolute performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Allergan PLC, Valeant Pharmaceuticals International Inc. and Bank of America Corp. Shares of Allergan, a pharmaceutical company, fell after its plan to merge with Pfizer Inc. collapsed in early April 2016. Shares of Valeant, a manufacture of drugs and medical devices, fell by 50% in mid-March when its chief executive said the company would not meet its earnings goals and may default on its debt. Shares of Bank of America declined amid the continuation of low, long-term interest rates.

Leading individual contributors to absolute performance included the Fund’s long positions in Broadcom Ltd., Facebook Inc. and Diamondback Energy Inc. Shares of Broadcom, a semiconductor manufacturer, rose after the company forecast strong revenue growth and gross margin expansion. Shares of Facebook, an Internet social media company, rose on a 57% increase in advertising revenue in the first three months of 2016. Shares of Diamondback Energy, an oil and natural gas producer, rose after the company announced plans to sell shares to raise cash to repay debt.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, the portfolio managers ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. For the six month reporting period, the Fund’s average long exposure was 94% and its average short exposure was -61%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Lowe’s Cos., Inc.	3.4%
3.	Humana, Inc.	2.7
4.	Union Pacific Corp.	2.6
4.	Broadcom Ltd., (Singapore)	2.4
5.	Facebook, Inc., Class A	2.2
6.	Molson Coors Brewing Co., Class B	2.2
7.	Alphabet, Inc., Class C	2.1
8.	Amazon.com, Inc.	2.1
9.	Chubb Ltd., (Switzerland)	2.1
10.	NXP Semiconductors N.V., (Netherlands)	2.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	General Electric Co.	2.8%
2.	Verizon Communications, Inc.	2.8
3.	Boeing Co. (The)	2.5
4.	Dominion Resources, Inc.	2.1
5.	Microchip Technology, Inc.	2.0
6.	Kraft Heinz Co. (The)	1.9
7.	Intel Corp.	1.9
8.	W.R. Berkley Corp.	1.7
9.	Ventas, Inc.	1.7
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	20.3%
Consumer Discretionary	17.4
Financials	15.6
Industrials	14.2
Health Care	10.4
Consumer Staples	7.3
Materials	5.1
Utilities	4.6
Energy	3.9
Telecommunication Services	1.2
Short-Term Investment	0.0	(a)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Consumer Discretionary	18.1%
Financials	14.7
Industrials	14.6
Information Technology	13.7
Consumer Staples	12.5
Health Care	8.1
Utilities	7.5
Materials	5.5
Telecommunication Services	3.8
Energy	1.5

*	Percentages indicated are based on total long investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 28, 2010
With Sales Charge**		(7.01)%	(8.67)%	0.68%	1.17%
Without Sales Charge		(1.85)	(3.63)	1.77	2.09
CLASS C SHARES	May 28, 2010
With CDSC***		(3.10)	(5.10)	1.25	1.58
Without CDSC		(2.10)	(4.10)	1.25	1.58
CLASS R5 SHARES	May 28, 2010	(1.62)	(3.14)	2.22	2.55
SELECT CLASS SHARES	May 28, 2010	(1.76)	(3.35)	2.01	2.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-2.87%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 4/30/2016 (In Thousands)	$432,681

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2016. Investors’ concerns about global economic growth as well as weakening oil prices and uncertainty over China’s economy, created a headwind for the Fund. Overall, stocks that the Fund’s portfolio managers found to be undervalued underperformed the broader market, while stocks that the research team found to be unattractively valued outperformed the broader market.

The Fund’s security selection in the pharmaceutical & health care and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while security selection in the semiconductors and media sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s long position in Valeant Pharmaceuticals Inc. and its short positions in Johnson & Johnson and Mattel Inc. Shares of Valeant, a manufacture of drugs and medical devices, fell by 50% in mid-March when its chief executive said the company would not meet its earnings goals and may default on its debt. Shares of Johnson & Johnson, a consumer health care products company, rose after the company reported better than expected quarterly earnings and revenue despite head-

winds in overseas markets from the relative strength of the U.S. dollar. Shares of Mattel, a toy maker, rose on better than expected quarterly sales.

Leading individual contributors to the Fund’s relative performance included its long positions in Broadcom Ltd. and Facebook Inc. and its short position in Micron Technology Inc. Shares of Broadcom, a semiconductor manufacturer, rose after the company forecast strong revenue growth and gross margin expansion. Shares of Facebook, an Internet social media company, rose on a 57% increase in advertising revenue in the first three months of 2016. Shares of Micron Technology, a maker of semiconductors, fell after the company forecast weakness in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Lowe’s Cos., Inc.,	2.7%
2.	Broadcom Ltd., (Singapore)	2.5
3.	Humana, Inc.,	2.4
4.	Union Pacific Corp.,	2.4
5.	NXP Semiconductors N.V., (Netherlands)	2.1
6.	Chubb Ltd., (Switzerland)	2.1
7.	Lam Research Corp.,	2.0
8.	Molson Coors Brewing Co., Class B,	1.9
9.	Twenty-First Century Fox, Inc., Class B,	1.7
10.	Canadian Pacific Railway Ltd., (Canada)	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Verizon Communications, Inc.,	2.4%
2.	Medtronic plc, (Ireland)	2.2
3.	General Electric Co.,	2.1
4.	Boeing Co. (The),	2.1
5.	Intel Corp.,	1.8
6.	Kraft Heinz Co. (The),	1.7
7.	Duke Energy Corp.,	1.6
8.	Cisco Systems, Inc.,	1.6
9.	Dominion Resources, Inc.,	1.6
10.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR, (Taiwan)	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	17.6%
Consumer Discretionary	14.9
Financials	13.9
Industrials	12.2
Health Care	9.5
Consumer Staples	6.7
Utilities	4.9
Materials	4.8
Energy	3.1
Telecommunication Services	1.1
U.S. Treasury Obligations	0.1
Short-Term Investment	11.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Consumer Discretionary	17.6%
Financials	15.3
Information Technology	14.8
Industrials	13.0
Consumer Staples	11.4
Health Care	10.1
Utilities	6.2
Materials	5.3
Telecommunication Services	3.2
Energy	3.1

*	Percentages indicated are based on total long investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(8.18)%	(9.38)%	(2.12)%	0.72%
Without Sales Charge		(3.09)	(4.36)	(1.06)	1.26
CLASS C SHARES	November 2, 2009
With CDSC***		(4.33)	(5.88)	(1.55)	0.75
Without CDSC		(3.33)	(4.88)	(1.55)	0.75
INSTITUTIONAL CLASS SHARES	December 31, 1998	(2.87)	(3.89)	(0.57)	1.76
SELECT CLASS SHARES	November 2, 2009	(2.98)	(4.09)	(0.80)	1.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/06 to 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative

Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.0%
Common Stocks — 67.5%
		Consumer Discretionary — 33.3%
		Auto Components — 0.0% (g)
1		BorgWarner, Inc. (j)	21
—	(h)	Delphi Automotive plc, (United Kingdom) (j)	22
1		Johnson Controls, Inc. (j)	22

			65

		Distributors — 1.2%
86		LKQ Corp. (a) (j)	2,758

		Hotels, Restaurants & Leisure — 3.3%
1		Hilton Worldwide Holdings, Inc. (j)	23
149		Norwegian Cruise Line Holdings Ltd. (a) (j)	7,272
—	(h)	Starbucks Corp. (j)	22
—	(h)	Yum! Brands, Inc. (j)	22

			7,339

		Household Durables — 12.5%
1		D.R. Horton, Inc. (j)	22
28		Mohawk Industries, Inc. (a) (j)	5,358
496		Newell Brands, Inc. (j)	22,597

			27,977

		Internet & Catalog Retail — 1.5%
5		Amazon.com, Inc. (a) (j)	3,391

		Media — 12.9%
16		Charter Communications, Inc., Class A (a) (j)	3,500
172		Comcast Corp., Class A (j)	10,469
—	(h)	Time Warner, Inc. (j)	22
499		Twenty-First Century Fox, Inc., Class B (j)	15,022

			29,013

		Multiline Retail — 0.0% (g)
—	(h)	Dollar General Corp. (j)	22

		Specialty Retail — 1.9%
—	(h)	Home Depot, Inc. (The) (j)	22
—	(h)	Lowe’s Cos., Inc. (j)	23
—	(h)	O’Reilly Automotive, Inc. (a) (j)	22
38		Signet Jewelers Ltd. (j)	4,113
—	(h)	TJX Cos., Inc. (The) (j)	22

			4,202

		Textiles, Apparel & Luxury Goods — 0.0% (g)
—	(h)	V.F. Corp. (j)	22

		Total Consumer Discretionary	74,789

		Consumer Staples — 9.3%
		Beverages — 1.4%
12		Anheuser-Busch InBev N.V., (Belgium), ADR (j)	1,500

SHARES		SECURITY DESCRIPTION	VALUE($)

		Beverages — continued
17		Brown-Forman Corp., Class B (j)	1,597
—	(h)	Molson Coors Brewing Co., Class B (j)	45

			3,142

		Food & Staples Retailing — 0.1%
—	(h)	Costco Wholesale Corp. (j)	44
1		Kroger Co. (The) (j)	45
1		Walgreens Boots Alliance, Inc. (j)	45

			134

		Food Products — 0.0% (g)
1		Mondelez International, Inc., Class A (j)	46

		Household Products — 0.0% (g)
—	(h)	Kimberly-Clark Corp. (j)	45

		Tobacco — 7.8%
174		Altria Group, Inc. (j)	10,930
132		Reynolds American, Inc. (j)	6,563

			17,493

		Total Consumer Staples	20,860

		Energy — 0.1%
		Energy Equipment & Services — 0.0% (g)
1		Halliburton Co. (j)	23

		Oil, Gas & Consumable Fuels — 0.1%
1		Cabot Oil & Gas Corp. (j)	23
—	(h)	Chevron Corp. (j)	23
—	(h)	Diamondback Energy, Inc. (j)	23
—	(h)	EQT Corp. (j)	23
—	(h)	Hess Corp. (j)	21
1		Kinder Morgan, Inc. (j)	22
1		Marathon Petroleum Corp. (j)	21
—	(h)	Occidental Petroleum Corp. (j)	23
—	(h)	Pioneer Natural Resources Co. (j)	24
1		TransCanada Corp., (Canada) (j)	23
—	(h)	Valero Energy Corp. (j)	22

			248

		Total Energy	271

		Financials — 0.2%
		Banks — 0.1%
2		Bank of America Corp. (j)	22
—	(h)	Citigroup, Inc. (j)	22
2		KeyCorp (j)	22
—	(h)	Wells Fargo & Co. (j)	22
1		Zions Bancorporation (j)	23

			111

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Capital Markets — 0.0% (g)
—	(h)	Ameriprise Financial, Inc. (j)	22
—	(h)	BlackRock, Inc. (j)	22
1		Charles Schwab Corp. (The) (j)	21
1		Morgan Stanley (j)	22

			87

		Consumer Finance — 0.0% (g)
1		Ally Financial, Inc. (a) (j)	22
—	(h)	Discover Financial Services (j)	23

			45

		Diversified Financial Services — 0.0% (g)
—	(h)	Intercontinental Exchange, Inc. (j)	23
1		Voya Financial, Inc. (j)	22

			45

		Insurance — 0.0% (g)
1		Arthur J. Gallagher & Co. (j)	23
—	(h)	Chubb Ltd., (Switzerland) (j)	22
—	(h)	Marsh & McLennan Cos., Inc. (j)	23
—	(h)	MetLife, Inc. (j)	22
1		XL Group plc, (Ireland) (j)	20

			110

		Real Estate Investment Trusts (REITs) — 0.1%
—	(h)	American Tower Corp. (j)	23
—	(h)	AvalonBay Communities, Inc. (j)	22
1		HCP, Inc. (j)	23
1		Kimco Realty Corp. (j)	22
1		LaSalle Hotel Properties (j)	23
1		Omega Healthcare Investors, Inc. (j)	22
—	(h)	SL Green Realty Corp. (j)	22

			157

		Total Financials	555

		Health Care — 8.9%
		Biotechnology — 0.1%
—	(h)	Alexion Pharmaceuticals, Inc. (a) (j)	40
—	(h)	Celgene Corp. (a) (j)	42
—	(h)	Gilead Sciences, Inc. (j)	39
1		Incyte Corp. (a) (j)	43
1		Vertex Pharmaceuticals, Inc. (a) (j)	44

			208

		Health Care Equipment & Supplies — 3.0%
1		Abbott Laboratories (j)	40
41		Becton, Dickinson and Co. (j)	6,650

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — continued
2		Boston Scientific Corp. (a) (j)	50

			6,740

		Health Care Providers & Services — 0.0% (g)
—	(h)	McKesson Corp. (j)	43

		Life Sciences Tools & Services — 5.7%
—	(h)	Illumina, Inc. (a) (j)	43
89		Thermo Fisher Scientific, Inc. (j)	12,814

			12,857

		Pharmaceuticals — 0.1%
1		Bristol-Myers Squibb Co. (j)	45
1		Eli Lilly & Co. (j)	44

			89

		Total Health Care	19,937

		Industrials — 3.1%
		Aerospace & Defense — 0.0% (g)
—	(h)	Honeywell International, Inc. (j)	23
—	(h)	Northrop Grumman Corp. (j)	23
—	(h)	United Technologies Corp. (j)	22

			68

		Building Products — 0.0% (g)
—	(h)	Lennox International, Inc. (j)	22
1		Masco Corp. (j)	21

			43

		Commercial Services & Supplies — 0.0% (g)
—	(h)	Waste Connections, Inc. (j)	23

		Electrical Equipment — 0.0% (g)
—	(h)	Eaton Corp. plc (j)	23

		Machinery — 2.1%
—	(h)	Cummins, Inc. (j)	23
—	(h)	PACCAR, Inc. (j)	23
39		Parker-Hannifin Corp. (j)	4,568

			4,614

		Road & Rail — 1.0%
16		Canadian Pacific Railway Ltd., (Canada) (j)	2,257
—	(h)	Union Pacific Corp. (j)	22

			2,279

		Trading Companies & Distributors — 0.0% (g)
1		AerCap Holdings N.V., (Ireland) (a) (j)	22

		Total Industrials	7,072

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Information Technology — 8.6%
		Electronic Equipment, Instruments & Components — 0.0% (g)
1		TE Connectivity Ltd., (Switzerland) (j)	44

		Internet Software & Services — 3.6%
11		Alphabet, Inc., Class A (a) (j)	8,045
—	(h)	Facebook, Inc., Class A (a) (j)	48

			8,093

		IT Services — 4.3%
—	(h)	Accenture plc, (Ireland), Class A (j)	45
95		Fidelity National Information Services, Inc. (j)	6,238
16		MasterCard, Inc., Class A (j)	1,522
1		PayPal Holdings, Inc. (a) (j)	44
1		Vantiv, Inc., Class A (a) (j)	45
23		Visa, Inc., Class A (j)	1,744
1		WEX, Inc. (a) (j)	48

			9,686

		Semiconductors & Semiconductor Equipment — 0.1%
—	(h)	Broadcom Ltd., (Singapore) (j)	44
1		Lam Research Corp. (j)	43
4		Marvell Technology Group Ltd., (Bermuda) (j)	44
1		NXP Semiconductors N.V., (Netherlands) (a) (j)	46
1		Qorvo, Inc. (a) (j)	44
1		Skyworks Solutions, Inc. (j)	43
1		Texas Instruments, Inc. (j)	44

			308

		Software — 0.1%
—	(h)	Adobe Systems, Inc. (a) (j)	45
1		Workday, Inc., Class A (a) (j)	44

			89

		Technology Hardware, Storage & Peripherals — 0.5%
11		Apple, Inc. (j)	1,074
4		HP, Inc. (j)	44
1		Western Digital Corp. (j)	42

			1,160

		Total Information Technology	19,380

		Materials — 3.9%
		Chemicals — 1.7%
—	(h)	Albemarle Corp. (j)	22
1		CF Industries Holdings, Inc. (j)	22
—	(h)	E.I. du Pont de Nemours & Co. (j)	23
—	(h)	Eastman Chemical Co. (j)	22
32		Ecolab, Inc. (j)	3,628

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — continued
1		Mosaic Co. (The) (j)	22

			3,739

		Construction Materials — 0.0% (g)
—	(h)	Martin Marietta Materials, Inc. (j)	22
—	(h)	Vulcan Materials Co. (j)	22

			44

		Containers & Packaging — 2.2%
139		Berry Plastics Group, Inc. (a) (j)	5,001
—	(h)	Crown Holdings, Inc. (a) (j)	22
1		WestRock Co. (j)	24

			5,047

		Total Materials	8,830

		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	Level 3 Communications, Inc. (a) (j)	22
—	(h)	SBA Communications Corp., Class A (a) (j)	22

			44

		Wireless Telecommunication Services — 0.0% (g)
1		T-Mobile U.S., Inc. (a) (j)	22

		Total Telecommunication Services	66

		Utilities — 0.1%
		Electric Utilities — 0.1%
—	(h)	American Electric Power Co., Inc. (j)	23
—	(h)	Edison International (j)	23
—	(h)	NextEra Energy, Inc. (j)	23
1		PPL Corp. (j)	23
1		Xcel Energy, Inc. (j)	23

			115

		Water Utilities — 0.0% (g)
—	(h)	American Water Works Co., Inc. (j)	24

		Total Utilities	139

		Total Common Stocks (Cost $141,295)	151,899

Short-Term Investment — 31.5%
		Investment Company — 31.5%
70,709		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (j) (l) (Cost $70,709)	70,709

		Total Investments — 99.0% (Cost $212,004)	222,608
		Other Assets in Excess of Liabilities — 1.0%	2,141

		NET ASSETS — 100.0%	$224,749

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — 16.7%
Common Stocks — 13.3%
		Consumer Discretionary — 3.4%
		Auto Components — 0.1%
1		Lear Corp.	170

		Automobiles — 0.4%
21		Harley-Davidson, Inc.	997

		Hotels, Restaurants & Leisure — 0.1%
3		Darden Restaurants, Inc.	165

		Media — 0.7%
3		AMC Networks, Inc., Class A (a)	189
7		Discovery Communications, Inc., Class A (a)	198
7		Interpublic Group of Cos., Inc. (The)	163
2		Omnicom Group, Inc.	165
13		Scripps Networks Interactive, Inc., Class A	830

			1,545

		Multiline Retail — 0.4%
20		Kohl’s Corp.	893

		Specialty Retail — 1.7%
—	(h)	AutoZone, Inc. (a)	166
46		Bed Bath & Beyond, Inc. (a)	2,153
7		Best Buy Co., Inc.	233
24		Ross Stores, Inc.	1,358

			3,910

		Total Consumer Discretionary	7,680

		Consumer Staples — 2.1%
		Food & Staples Retailing — 0.6%
1		CVS Health Corp.	123
3		Sysco Corp.	126
2		Wal-Mart Stores, Inc.	122
37		Whole Foods Market, Inc.	1,077

			1,448

		Food Products — 0.2%
2		Campbell Soup Co.	128
2		General Mills, Inc.	127
2		Kraft Heinz Co. (The)	126

			381

		Household Products — 1.3%
22		Clorox Co. (The)	2,755
2		Colgate-Palmolive Co.	128

			2,883

		Total Consumer Staples	4,712

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy — 0.2%
		Energy Equipment & Services — 0.0% (g)
1		FMC Technologies, Inc. (a)	45
—	(h)	Helmerich & Payne, Inc.	23

			68

		Oil, Gas & Consumable Fuels — 0.2%
1		Apache Corp.	42
—	(h)	Cimarex Energy Co.	43
1		Devon Energy Corp.	43
1		Enbridge, Inc., (Canada)	41
—	(h)	Exxon Mobil Corp.	43
1		ONEOK, Inc.	44
—	(h)	Phillips 66	39
3		QEP Resources, Inc.	49
1		Range Resources Corp.	31
1		Spectra Energy Corp.	43
5		WPX Energy, Inc. (a)	49

			467

		Total Energy	535

		Financials — 1.9%
		Banks — 0.2%
5		Associated Banc-Corp.	83
4		Fifth Third Bancorp	81
6		First Horizon National Corp.	81
5		People’s United Financial, Inc.	80
2		U.S. Bancorp	82

			407

		Capital Markets — 0.3%
1		T. Rowe Price Group, Inc.	80
34		Waddell & Reed Financial, Inc., Class A	683

			763

		Consumer Finance — 0.5%
18		American Express Co.	1,197

		Diversified Financial Services — 0.1%
1		CME Group, Inc.	81
1		Nasdaq, Inc.	80

			161

		Insurance — 0.2%
1		Aflac, Inc.	84
1		Aon plc, (United Kingdom)	84
1		Arch Capital Group Ltd., (Bermuda) (a)	84
3		Progressive Corp. (The)	82
1		Torchmark Corp.	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Insurance — continued
1		W.R. Berkley Corp.	83

			502

		Real Estate Investment Trusts (REITs) — 0.6%
1		Digital Realty Trust, Inc.	84
8		Extra Space Storage, Inc.	667
1		Federal Realty Investment Trust	84
3		Healthcare Realty Trust, Inc.	85
3		Healthcare Trust of America, Inc., Class A	85
2		UDR, Inc.	81
1		Ventas, Inc.	85
1		Welltower, Inc.	86

			1,257

		Total Financials	4,287

		Health Care — 0.5%
		Biotechnology — 0.1%
1		Amgen, Inc.	161

		Health Care Equipment & Supplies — 0.3%
4		Baxter International, Inc.	171
1		C.R. Bard, Inc.	171
2		Medtronic plc, (Ireland)	168
2		Varian Medical Systems, Inc. (a)	159

			669

		Health Care Providers & Services — 0.0% (g)
2		Cardinal Health, Inc.	151

		Pharmaceuticals — 0.1%
3		Merck & Co., Inc.	161

		Total Health Care	1,142

		Industrials — 3.4%
		Air Freight & Logistics — 1.1%
48		Expeditors International of Washington, Inc.	2,369

		Electrical Equipment — 0.0% (g)
—	(h)	Acuity Brands, Inc.	119

		Industrial Conglomerates — 2.0%
149		General Electric Co.	4,583

		Machinery — 0.2%
2		AGCO Corp.	127
2		Deere & Co.	126
4		Donaldson Co., Inc.	125
1		Illinois Tool Works, Inc.	124

			502

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — 0.1%
4		Air Lease Corp.	119

		Total Industrials	7,692

		Information Technology — 1.4%
		Communications Equipment — 0.7%
57		Cisco Systems, Inc.	1,567
5		Juniper Networks, Inc.	126

			1,693

		Electronic Equipment, Instruments & Components — 0.1%
2		Amphenol Corp., Class A	124
4		VeriFone Systems, Inc. (a)	123

			247

		IT Services — 0.1%
1		FleetCor Technologies, Inc. (a)	127

		Semiconductors & Semiconductor Equipment — 0.3%
3		Linear Technology Corp.	122
3		Maxim Integrated Products, Inc.	123
3		Microchip Technology, Inc.	124
5		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	119
3		Xilinx, Inc.	118

			606

		Software — 0.1%
2		Citrix Systems, Inc. (a)	124
2		salesforce.com, Inc. (a)	124

			248

		Technology Hardware, Storage & Peripherals — 0.1%
5		NetApp, Inc.	124

		Total Information Technology	3,045

		Materials — 0.2%
		Chemicals — 0.1%
—	(h)	Agrium, Inc., (Canada)	40
—	(h)	Air Products & Chemicals, Inc.	40
1		Westlake Chemical Corp.	39

			119

		Containers & Packaging — 0.1%
1		AptarGroup, Inc.	39
1		Ball Corp.	38
1		Bemis Co., Inc.	39
1		Sonoco Products Co.	40

			156

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 0.0% (g)
4	Alcoa, Inc.	43

	Total Materials	318

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
4	CenturyLink, Inc.	121
2	Verizon Communications, Inc.	124

	Total Telecommunication Services	245

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
1	Duke Energy Corp.	43
1	Southern Co. (The)	43

		86

	Multi-Utilities — 0.1%
1	Consolidated Edison, Inc.	44
1	Dominion Resources, Inc.	44

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multi-Utilities — continued
—	(h)	DTE Energy Co.	44

			132

		Total Utilities	218

		Total Common Stocks (Cost $(30,376))	29,874

Exchange Traded Funds — 3.4%
		U.S. Equity — 3.4%
29		iShares Russell 2000 ETF	3,226
22		SPDR S&P 500 ETF Trust	4,467

		Total Exchange Traded Funds (Cost $(7,469))	7,693

		Total Securities Sold Short (Proceeds $37,845)	$37,567

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 104.8%
Common Stocks — 104.8%
		Consumer Discretionary — 18.2%
		Auto Components — 0.3%
2		Delphi Automotive plc, (United Kingdom) (j)	132

		Hotels, Restaurants & Leisure — 4.1%
7		Carnival Corp. (j)	340
—	(h)	Chipotle Mexican Grill, Inc. (a) (j)	135
10		Hilton Worldwide Holdings, Inc. (j)	217
1		Norwegian Cruise Line Holdings Ltd. (a) (j)	44
7		Royal Caribbean Cruises Ltd. (j)	513
2		Starbucks Corp. (j)	133
5		Yum! Brands, Inc. (j)	416

			1,798

		Household Durables — 1.4%
14		D.R. Horton, Inc. (j)	421
1		Harman International Industries, Inc. (j)	53
5		KB Home (j)	64
3		PulteGroup, Inc. (j)	55

			593

		Internet & Catalog Retail — 2.2%
1		Amazon.com, Inc. (a) (j)	955

		Media — 4.8%
4		CBS Corp. (Non-Voting), Class B (j)	232
1		Charter Communications, Inc., Class A (a) (j)	270
5		DISH Network Corp., Class A (a) (j)	257
29		Sirius XM Holdings, Inc. (a) (j)	113
—	(h)	Time Warner Cable, Inc. (j)	94
3		Time Warner, Inc. (j)	217
30		Twenty-First Century Fox, Inc., Class B (j)	899

			2,082

		Specialty Retail — 5.4%
6		Best Buy Co., Inc. (j)	201
2		Home Depot, Inc. (The) (j)	324
20		Lowe’s Cos., Inc. (j)	1,538
1		O’Reilly Automotive, Inc. (a) (j)	300

			2,363

		Total Consumer Discretionary	7,923

		Consumer Staples — 7.6%
		Beverages — 4.1%
—	(h)	Boston Beer Co., Inc. (The), Class A (a) (j)	64
1		Constellation Brands, Inc., Class A (j)	100
11		Molson Coors Brewing Co., Class B (j)	1,008
6		PepsiCo, Inc. (j)	598

			1,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
1	Costco Wholesale Corp. (j)	163
6	Kroger Co. (The) (j)	199

		362

	Food Products — 1.1%
3	ConAgra Foods, Inc. (j)	140
1	Hershey Co. (The) (j)	89
3	Mondelez International, Inc., Class A (j)	128
2	Post Holdings, Inc. (a) (j)	136

		493

	Household Products — 0.7%
2	Kimberly-Clark Corp. (j)	279

	Personal Products — 0.2%
1	Estee Lauder Cos., Inc. (The), Class A (j)	103

	Tobacco — 0.7%
3	Philip Morris International, Inc. (j)	304

	Total Consumer Staples	3,311

	Energy — 4.1%
	Energy Equipment & Services — 0.3%
3	Halliburton Co. (j)	142

	Oil, Gas & Consumable Fuels — 3.8%
6	Cabot Oil & Gas Corp. (j)	135
8	Diamondback Energy, Inc. (j)	711
2	EOG Resources, Inc. (j)	159
3	Pioneer Natural Resources Co. (j)	466
2	TransCanada Corp., (Canada) (j)	76
2	Valero Energy Corp. (j)	97

		1,644

	Total Energy	1,786

	Financials — 16.4%
	Banks — 3.9%
37	Bank of America Corp. (j)	538
6	Citigroup, Inc. (j)	272
23	KeyCorp (j)	280
2	Popular, Inc., (Puerto Rico) (j)	73
13	Regions Financial Corp. (j)	121
4	Wells Fargo & Co. (j)	213
6	Zions Bancorporation (j)	173

		1,670

	Capital Markets — 3.3%
4	Ameriprise Financial, Inc. (j)	339
3	Bank of New York Mellon Corp. (The) (j)	132
1	BlackRock, Inc. (j)	272

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Capital Markets — continued
14		Charles Schwab Corp. (The) (j)	398
8		Morgan Stanley (j)	228
2		TD Ameritrade Holding Corp. (j)	61

			1,430

		Consumer Finance — 0.6%
2		American Express Co. (j)	103
1		Capital One Financial Corp. (j)	51
2		Discover Financial Services (j)	114

			268

		Diversified Financial Services — 0.7%
—	(h)	Intercontinental Exchange, Inc. (j)	99
6		Voya Financial, Inc. (j)	206

			305

		Insurance — 4.1%
7		Arthur J. Gallagher & Co. (j)	341
8		Chubb Ltd., (Switzerland) (j)	953
8		MetLife, Inc. (j)	380
1		Prudential Financial, Inc. (j)	50
2		XL Group plc, (Ireland) (j)	68

			1,792

		Real Estate Investment Trusts (REITs) — 3.8%
4		AvalonBay Communities, Inc. (j)	687
1		Equinix, Inc. (j)	193
10		Kimco Realty Corp. (j)	285
4		LaSalle Hotel Properties (j)	86
3		SL Green Realty Corp. (j)	294
2		STORE Capital Corp. (j)	42
1		Vornado Realty Trust (j)	77

			1,664

		Total Financials	7,129

		Health Care — 10.9%
		Biotechnology — 1.9%
1		Alexion Pharmaceuticals, Inc. (a) (j)	83
—	(h)	Biogen, Inc. (a) (j)	109
2		Celgene Corp. (a) (j)	185
4		Gilead Sciences, Inc. (j)	347
1		Vertex Pharmaceuticals, Inc. (a) (j)	100

			824

		Health Care Equipment & Supplies — 0.2%
3		Boston Scientific Corp. (a) (j)	75

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 6.2%
8	Aetna, Inc. (j)	865
2	Anthem, Inc. (j)	314
7	Humana, Inc. (j)	1,215
2	McKesson Corp. (j)	284

		2,678

	Life Sciences Tools & Services — 0.2%
1	Illumina, Inc. (a) (j)	102

	Pharmaceuticals — 2.4%
1	Allergan plc (a) (j)	280
4	Bristol-Myers Squibb Co. (j)	253
2	Eli Lilly & Co. (j)	175
9	Pfizer, Inc. (j)	279
2	Valeant Pharmaceuticals International, Inc. (a) (j)	66

		1,053

	Total Health Care	4,732

	Industrials — 14.9%
	Aerospace & Defense — 4.0%
4	Curtiss-Wright Corp. (j)	291
7	Honeywell International, Inc. (j)	839
4	Textron, Inc. (j)	165
4	United Technologies Corp. (j)	459

		1,754

	Airlines — 1.3%
8	Delta Air Lines, Inc. (j)	336
5	United Continental Holdings, Inc. (a) (j)	227

		563

	Building Products — 0.8%
1	Allegion plc, (Ireland) (j)	83
2	Lennox International, Inc. (j)	274

		357

	Construction & Engineering — 0.3%
3	Fluor Corp. (j)	142

	Electrical Equipment — 1.8%
12	Eaton Corp. plc (j)	757

	Machinery — 2.2%
2	Cummins, Inc. (j)	195
1	Ingersoll-Rand plc (j)	90
2	Pentair plc, (United Kingdom) (j)	137
5	Stanley Black & Decker, Inc. (j)	523

		945

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Road & Rail — 4.5%
1		Canadian National Railway Co., (Canada) (j)	91
5		Canadian Pacific Railway Ltd., (Canada) (j)	658
14		Union Pacific Corp. (j)	1,195

			1,944

		Total Industrials	6,462

		Information Technology — 21.2%
		Electronic Equipment, Instruments & Components — 0.7%
5		TE Connectivity Ltd., (Switzerland) (j)	314

		Internet Software & Services — 4.7%
1		Alphabet, Inc., Class C (a) (j)	964
3		eBay, Inc. (a) (j)	67
9		Facebook, Inc., Class A (a) (j)	1,022

			2,053

		IT Services — 3.9%
5		Accenture plc, (Ireland), Class A (j)	568
—	(h)	Alliance Data Systems Corp. (a) (j)	73
8		Fidelity National Information Services, Inc. (j)	535
6		First Data Corp., Class A (a) (j)	71
3		PayPal Holdings, Inc. (a) (j)	99
2		Vantiv, Inc., Class A (a) (j)	101
1		Visa, Inc., Class A (j)	52
2		WEX, Inc. (a) (j)	176

			1,675

		Semiconductors & Semiconductor Equipment — 8.6%
9		Broadcom Ltd., (Singapore) (j)	1,357
12		Lam Research Corp. (j)	910
12		NXP Semiconductors N.V., (Netherlands) (a) (j)	1,001
2		Qorvo, Inc. (a) (j)	110
1		Skyworks Solutions, Inc. (j)	64
5		Texas Instruments, Inc. (j)	297

			3,739

		Software — 3.1%
6		Adobe Systems, Inc. (a) (j)	557
1		Citrix Systems, Inc. (a) (j)	64
11		Microsoft Corp. (j)	542
3		Mobileye N.V., (Israel) (a) (j)	132
1		Workday, Inc., Class A (a) (j)	72

			1,367

		Technology Hardware, Storage & Peripherals — 0.2%
2		Western Digital Corp. (j)	95

		Total Information Technology	9,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 5.3%
	Chemicals — 3.4%
1	Albemarle Corp. (j)	46
5	Axiall Corp. (j)	116
6	Chemours Co. (The) (j)	58
4	Dow Chemical Co. (The) (j)	191
2	E.I. du Pont de Nemours & Co. (j)	124
9	Eastman Chemical Co. (j)	655
2	Monsanto Co. (j)	162
5	Mosaic Co. (The) (j)	131

		1,483

	Construction Materials — 1.1%
2	Martin Marietta Materials, Inc. (j)	286
2	Vulcan Materials Co. (j)	214

		500

	Containers & Packaging — 0.7%
4	Crown Holdings, Inc. (a) (j)	226
2	WestRock Co. (j)	72

		298

	Metals & Mining — 0.1%
2	United States Steel Corp. (j)	43

	Total Materials	2,324

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
14	T-Mobile U.S., Inc. (a) (j)	547

	Utilities — 4.9%
	Electric Utilities — 3.5%
1	American Electric Power Co., Inc. (j)	48
5	Edison International (j)	319
5	NextEra Energy, Inc. (j)	590
1	PG&E Corp. (j)	67
13	Xcel Energy, Inc. (j)	506

		1,530

	Gas Utilities — 0.2%
2	UGI Corp. (j)	90

	Multi-Utilities — 1.0%
4	CMS Energy Corp. (j)	173
3	NiSource, Inc. (j)	74
4	Public Service Enterprise Group, Inc. (j)	182

		429

	Water Utilities — 0.2%
1	American Water Works Co., Inc. (j)	72

	Total Utilities	2,121

	Total Common Stocks (Cost $36,155)	45,578

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
12	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (j) (l) (Cost $12)	12

	Total Investments — 104.8% (Cost $36,167)	45,590
	Liabilities in Excess of Other Assets — (4.8)%	(2,091)

	NET ASSETS — 100.0%	$43,499

Short Positions — 73.0%
Common Stocks — 73.0%
	Consumer Discretionary — 13.2%
	Auto Components — 0.9%
2	Autoliv, Inc., (Sweden)	305
1	Lear Corp.	81

		386

	Automobiles — 0.5%
7	Ford Motor Co.	100
4	General Motors Co.	130

		230

	Hotels, Restaurants & Leisure — 2.0%
1	Choice Hotels International, Inc.	44
6	Darden Restaurants, Inc.	353
2	Hyatt Hotels Corp., Class A (a)	92
3	Marriott International, Inc., Class A	178
2	McDonald’s Corp.	191

		858

	Household Durables — 0.6%
1	Garmin Ltd., (Switzerland)	55
5	Lennar Corp., Class A	228

		283

	Internet & Catalog Retail — 1.1%
1	Expedia, Inc.	122
3	Netflix, Inc. (a)	298
1	TripAdvisor, Inc. (a)	53

		473

	Leisure Products — 1.0%
2	Hasbro, Inc.	128
10	Mattel, Inc.	296

		424

	Media — 4.0%
3	AMC Networks, Inc., Class A (a)	195
4	Cinemark Holdings, Inc.	132

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
9	Discovery Communications, Inc., Class A (a)	244
5	Interpublic Group of Cos., Inc. (The)	122
13	News Corp., Class A	156
4	Omnicom Group, Inc.	298
5	Regal Entertainment Group, Class A	113
3	Scripps Networks Interactive, Inc., Class A	164
3	Walt Disney Co. (The)	300

		1,724

	Multiline Retail — 0.6%
4	Kohl’s Corp.	173
1	Target Corp.	104

		277

	Specialty Retail — 1.8%
4	Abercrombie & Fitch Co., Class A	111
9	Bed Bath & Beyond, Inc. (a)	402
2	CarMax, Inc. (a)	115
4	DSW, Inc., Class A	102
2	Gap, Inc. (The)	58

		788

	Textiles, Apparel & Luxury Goods — 0.7%
1	NIKE, Inc., Class B	44
3	Under Armour, Inc., Class A (a)	135
3	Under Armour, Inc., Class C (a)	130

		309

	Total Consumer Discretionary	5,752

	Consumer Staples — 9.2%
	Beverages — 0.8%
3	Brown-Forman Corp., Class B	325

	Food & Staples Retailing — 2.6%
4	CVS Health Corp.	394
7	Sysco Corp.	333
3	Wal-Mart Stores, Inc.	170
8	Whole Foods Market, Inc.	247

		1,144

	Food Products — 2.9%
5	General Mills, Inc.	279
5	Kellogg Co.	399
8	Kraft Heinz Co. (The)	604

		1,282

	Household Products — 2.6%
1	Church & Dwight Co., Inc.	134

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Household Products — continued
4	Clorox Co. (The)	439
4	Colgate-Palmolive Co.	309
3	Procter & Gamble Co. (The)	230

		1,112

	Personal Products — 0.3%
4	Coty, Inc., Class A	117

	Total Consumer Staples	3,980

	Energy — 1.1%
	Energy Equipment & Services — 0.6%
3	Schlumberger Ltd.	214
3	Weatherford International plc, (Switzerland) (a)	26

		240

	Oil, Gas & Consumable Fuels — 0.5%
1	Apache Corp.	54
1	Cimarex Energy Co.	60
2	Devon Energy Corp.	70
1	Exxon Mobil Corp.	50

		234

	Total Energy	474

	Financials — 10.7%
	Banks — 1.8%
2	Bank of Hawaii Corp.	135
6	BB&T Corp.	195
4	Fifth Third Bancorp	76
9	First Horizon National Corp.	133
1	M&T Bank Corp.	86
3	U.S. Bancorp	140

		765

	Capital Markets — 0.8%
3	Federated Investors, Inc., Class B	104
3	Franklin Resources, Inc.	113
2	T. Rowe Price Group, Inc.	138

		355

	Diversified Financial Services — 0.7%
3	CME Group, Inc.	245
1	S&P Global, Inc.	78

		323

	Insurance — 4.2%
1	Aflac, Inc.	53
1	Aon plc, (United Kingdom)	113
3	Arch Capital Group Ltd., (Bermuda) (a)	206

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
1		Assurant, Inc.	85
7		Genworth Financial, Inc., Class A (a)	26
10		Progressive Corp. (The)	331
7		Torchmark Corp.	390
1		Travelers Cos., Inc. (The)	90
10		W.R. Berkley Corp.	537

			1,831

		Real Estate Investment Trusts (REITs) — 3.2%
—	(h)	Crown Castle International Corp.	37
2		Digital Realty Trust, Inc.	180
1		Federal Realty Investment Trust	214
3		Healthcare Trust of America, Inc., Class A	88
6		Host Hotels & Resorts, Inc.	88
5		Medical Properties Trust, Inc.	65
1		UDR, Inc.	40
9		Ventas, Inc.	531
2		Welltower, Inc.	151

			1,394

		Total Financials	4,668

		Health Care — 6.0%
		Biotechnology — 0.2%
2		Alkermes plc, (Ireland) (a)	89

		Health Care Equipment & Supplies — 2.4%
6		Baxter International, Inc.	262
1		Becton, Dickinson and Co.	83
1		C.R. Bard, Inc.	149
6		Medtronic plc, (Ireland)	494
1		Varian Medical Systems, Inc. (a)	77

			1,065

		Health Care Providers & Services — 1.9%
5		Community Health Systems, Inc. (a)	94
1		DaVita HealthCare Partners, Inc. (a)	38
5		Express Scripts Holding Co. (a)	388
1		HCA Holdings, Inc. (a)	78
1		Laboratory Corp. of America Holdings (a)	88
1		Quest Diagnostics, Inc.	47
2		Tenet Healthcare Corp. (a)	72

			805

		Health Care Technology — 0.6%
4		Allscripts Healthcare Solutions, Inc. (a)	53
1		athenahealth, Inc. (a)	67
2		Cerner Corp. (a)	120

			240

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Pharmaceuticals — 0.9%
3		AbbVie, Inc.	164
2		Johnson & Johnson	223

			387

		Total Health Care	2,586

		Industrials — 10.7%
		Aerospace & Defense — 2.9%
6		Boeing Co. (The)	799
2		Lockheed Martin Corp.	380
1		Raytheon Co.	74

			1,253

		Electrical Equipment — 0.5%
—	(h)	Acuity Brands, Inc.	83
1		Rockwell Automation, Inc.	115

			198

		Industrial Conglomerates — 3.3%
3		3M Co.	522
29		General Electric Co.	896

			1,418

		Machinery — 1.7%
3		AGCO Corp.	164
2		Deere & Co.	157
5		Donaldson Co., Inc.	178
3		Flowserve Corp.	123
1		Illinois Tool Works, Inc.	142

			764

		Professional Services — 0.2%
2		Nielsen Holdings plc	88

		Road & Rail — 1.6%
19		Heartland Express, Inc.	350
6		Knight Transportation, Inc.	161
8		Werner Enterprises, Inc.	202

			713

		Trading Companies & Distributors — 0.5%
1		Fastenal Co.	70
1		W.W. Grainger, Inc.	146

			216

		Total Industrials	4,650

		Information Technology — 10.0%
		Communications Equipment — 1.1%
12		Cisco Systems, Inc.	342

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — continued
5		Juniper Networks, Inc.	124

			466

		Electronic Equipment, Instruments & Components — 0.2%
1		Amphenol Corp., Class A	65
1		VeriFone Systems, Inc. (a)	32

			97

		Internet Software & Services — 0.3%
2		GrubHub, Inc. (a)	65
—	(h)	LinkedIn Corp., Class A (a)	51

			116

		IT Services — 1.4%
1		Automatic Data Processing, Inc.	130
1		Fiserv, Inc. (a)	50
2		International Business Machines Corp.	266
3		Paychex, Inc.	173

			619

		Semiconductors & Semiconductor Equipment — 5.7%
19		Intel Corp.	588
4		Linear Technology Corp.	200
2		Maxim Integrated Products, Inc.	86
13		Microchip Technology, Inc.	635
13		Micron Technology, Inc. (a)	136
3		NVIDIA Corp.	120
6		QUALCOMM, Inc.	324
13		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	311
2		Xilinx, Inc.	97

			2,497

		Software — 0.9%
6		Oracle Corp.	245
1		salesforce.com, Inc. (a)	90
1		SAP SE, (Germany), ADR	54

			389

		Technology Hardware, Storage & Peripherals — 0.4%
—	(h)	Apple, Inc.	40
1		SanDisk Corp.	39
3		Seagate Technology plc	74

			153

		Total Information Technology	4,337

		Materials — 4.0%
		Chemicals — 2.1%
2		Ecolab, Inc.	220

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Chemicals — continued
4		LyondellBasell Industries N.V., Class A	352
1		Praxair, Inc.	114
—	(h)	Sherwin-Williams Co. (The)	98
3		Westlake Chemical Corp.	134

			918

		Containers & Packaging — 0.6%
1		Ball Corp.	79
2		International Paper Co.	89
2		Sonoco Products Co.	96

			264

		Metals & Mining — 1.2%
28		Alcoa, Inc.	310
2		Compass Minerals International, Inc.	140
5		Freeport-McMoRan, Inc.	77

			527

		Paper & Forest Products — 0.1%
1		Domtar Corp.	42

		Total Materials	1,751

		Telecommunication Services — 2.7%
		Diversified Telecommunication Services — 2.7%
1		AT&T, Inc.	47

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
8	CenturyLink, Inc.	263
17	Verizon Communications, Inc.	883

	Total Telecommunication Services	1,193

	Utilities — 5.4%
	Electric Utilities — 2.3%
7	Duke Energy Corp.	514
10	Southern Co. (The)	506

		1,020

	Multi-Utilities — 3.0%
5	Consolidated Edison, Inc.	338
9	Dominion Resources, Inc.	658
3	DTE Energy Co.	312

		1,308

	Water Utilities — 0.1%
1	Aqua America, Inc.	40

	Total Utilities	2,368

	Total Securities Sold Short (Proceeds $31,863)	$31,759

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.3%
Common Stocks — 88.0%
	Consumer Discretionary — 14.8%
	Auto Components — 0.3%
17	Delphi Automotive plc, (United Kingdom) (j)	1,242

	Hotels, Restaurants & Leisure — 3.7%
62	Carnival Corp. (j)	3,057
3	Chipotle Mexican Grill, Inc. (a) (j)	1,291
87	Hilton Worldwide Holdings, Inc. (j)	1,919
9	Norwegian Cruise Line Holdings Ltd. (a) (j)	430
54	Royal Caribbean Cruises Ltd. (j)	4,207
23	Starbucks Corp. (j)	1,313
49	Yum! Brands, Inc. (j)	3,906

		16,123

	Household Durables — 1.0%
97	D.R. Horton, Inc. (j)	2,918
6	Harman International Industries, Inc. (j)	439
31	KB Home (j)	423
28	PulteGroup, Inc. (j)	507

		4,287

	Internet & Catalog Retail — 1.3%
8	Amazon.com, Inc. (a) (j)	5,516

	Media — 4.2%
41	CBS Corp. (Non-Voting), Class B (j)	2,308
14	Charter Communications, Inc., Class A (a) (j)	2,906
42	DISH Network Corp., Class A (a) (j)	2,071
282	Sirius XM Holdings, Inc. (a) (j)	1,112
3	Time Warner Cable, Inc. (j)	731
24	Time Warner, Inc. (j)	1,810
238	Twenty-First Century Fox, Inc., Class B (j)	7,162

		18,100

	Specialty Retail — 4.3%
60	Best Buy Co., Inc. (j)	1,938
20	Home Depot, Inc. (The) (j)	2,691
151	Lowe’s Cos., Inc. (j)	11,517
10	O’Reilly Automotive, Inc. (a) (j)	2,683

		18,829

	Total Consumer Discretionary	64,097

	Consumer Staples — 6.6%
	Beverages — 3.4%
3	Boston Beer Co., Inc. (The), Class A (a) (j)	509
5	Constellation Brands, Inc., Class A (j)	809
85	Molson Coors Brewing Co., Class B (j)	8,118
53	PepsiCo, Inc. (j)	5,436

		14,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.7%
10	Costco Wholesale Corp. (j)	1,486
47	Kroger Co. (The) (j)	1,664

		3,150

	Food Products — 1.1%
32	ConAgra Foods, Inc. (j)	1,424
10	Hershey Co. (The) (j)	917
24	Mondelez International, Inc., Class A (j)	1,029
17	Post Holdings, Inc. (a) (j)	1,231

		4,601

	Household Products — 0.6%
20	Kimberly-Clark Corp. (j)	2,559

	Personal Products — 0.2%
10	Estee Lauder Cos., Inc. (The), Class A (j)	968

	Tobacco — 0.6%
24	Philip Morris International, Inc. (j)	2,395

	Total Consumer Staples	28,545

	Energy — 3.1%
	Energy Equipment & Services — 0.2%
18	Halliburton Co. (j)	734

	Oil, Gas & Consumable Fuels — 2.9%
57	Cabot Oil & Gas Corp. (j)	1,336
51	Diamondback Energy, Inc. (a) (j)	4,442
9	EOG Resources, Inc. (j)	740
26	Pioneer Natural Resources Co. (j)	4,316
18	TransCanada Corp., (Canada) (j)	734
17	Valero Energy Corp. (j)	992

		12,560

	Total Energy	13,294

	Financials — 13.7%
	Banks — 3.1%
274	Bank of America Corp. (j)	3,992
48	Citigroup, Inc. (j)	2,228
199	KeyCorp (j)	2,442
26	Popular, Inc., (Puerto Rico) (j)	773
80	Regions Financial Corp. (j)	753
32	Wells Fargo & Co. (j)	1,585
56	Zions Bancorporation (j)	1,530

		13,303

	Capital Markets — 2.8%
29	Ameriprise Financial, Inc. (j)	2,818
33	Bank of New York Mellon Corp. (The) (j)	1,343

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	25

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — continued
6	BlackRock, Inc. (j)	2,244
109	Charles Schwab Corp. (The) (j)	3,091
80	Morgan Stanley (j)	2,167
21	TD Ameritrade Holding Corp. (j)	629

		12,292

	Consumer Finance — 0.4%
11	American Express Co. (j)	746
5	Capital One Financial Corp. (j)	376
16	Discover Financial Services (j)	873

		1,995

	Diversified Financial Services — 0.5%
3	Intercontinental Exchange, Inc. (j)	688
45	Voya Financial, Inc. (j)	1,470

		2,158

	Insurance — 3.8%
65	Arthur J. Gallagher & Co. (j)	2,975
77	Chubb Ltd., (Switzerland) (j)	9,019
73	MetLife, Inc. (j)	3,304
6	Prudential Financial, Inc. (j)	496
21	XL Group plc, (Ireland) (j)	674

		16,468

	Real Estate Investment Trusts (REITs) — 3.1%
26	AvalonBay Communities, Inc. (j)	4,636
6	Equinix, Inc. (j)	1,875
69	Kimco Realty Corp. (j)	1,928
36	LaSalle Hotel Properties (j)	850
27	SL Green Realty Corp. (j)	2,881
16	STORE Capital Corp. (j)	416
8	Vornado Realty Trust (j)	740

		13,326

	Total Financials	59,542

	Health Care — 9.5%
	Biotechnology — 2.1%
5	Alexion Pharmaceuticals, Inc. (a) (j)	697
4	Biogen, Inc. (a) (j)	1,114
26	Celgene Corp. (a) (j)	2,644
40	Gilead Sciences, Inc. (j)	3,511
14	Vertex Pharmaceuticals, Inc. (a) (j)	1,154

		9,120

	Health Care Equipment & Supplies — 0.2%
34	Boston Scientific Corp. (a) (j)	738

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 4.8%
59	Aetna, Inc. (j)	6,665
13	Anthem, Inc. (j)	1,825
58	Humana, Inc. (j)	10,335
12	McKesson Corp. (j)	1,972

		20,797

	Life Sciences Tools & Services — 0.2%
7	Illumina, Inc. (a) (j)	996

	Pharmaceuticals — 2.2%
10	Allergan plc (a) (j)	2,232
29	Bristol-Myers Squibb Co. (j)	2,129
22	Eli Lilly & Co. (j)	1,632
80	Pfizer, Inc. (j)	2,624
21	Valeant Pharmaceuticals International, Inc. (a) (j)	688

		9,305

	Total Health Care	40,956

	Industrials — 12.1%
	Aerospace & Defense — 2.9%
29	Curtiss-Wright Corp. (j)	2,200
41	Honeywell International, Inc. (j)	4,673
20	Textron, Inc. (j)	786
45	United Technologies Corp. (j)	4,698

		12,357

	Airlines — 1.2%
74	Delta Air Lines, Inc. (j)	3,100
48	United Continental Holdings, Inc. (a) (j)	2,184

		5,284

	Building Products — 0.7%
12	Allegion plc, (Ireland) (j)	767
17	Lennox International, Inc. (j)	2,295

		3,062

	Construction & Engineering — 0.3%
22	Fluor Corp. (j)	1,208

	Electrical Equipment — 1.4%
96	Eaton Corp. plc (j)	6,044

	Machinery — 1.4%
11	Cummins, Inc. (j)	1,334
19	Pentair plc, (United Kingdom) (j)	1,101
34	Stanley Black & Decker, Inc. (j)	3,855

		6,290

	Road & Rail — 4.2%
11	Canadian National Railway Co., (Canada) (j)	659

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Road & Rail — continued
49	Canadian Pacific Railway Ltd., (Canada) (j)	7,083
118	Union Pacific Corp. (j)	10,319

		18,061

	Total Industrials	52,306

	Information Technology — 17.4%
	Electronic Equipment, Instruments & Components — 0.5%
38	TE Connectivity Ltd., (Switzerland) (j)	2,262

	Internet Software & Services — 3.1%
9	Alphabet, Inc., Class C (a) (j)	6,420
27	eBay, Inc. (a) (j)	669
54	Facebook, Inc., Class A (a) (j)	6,324

		13,413

	IT Services — 3.4%
44	Accenture plc, (Ireland), Class A (j)	4,969
4	Alliance Data Systems Corp. (a) (j)	742
61	Fidelity National Information Services, Inc. (j)	4,021
62	First Data Corp., Class A (a) (j)	702
25	PayPal Holdings, Inc. (a) (j)	996
16	Vantiv, Inc., Class A (a) (j)	894
7	Visa, Inc., Class A (j)	516
18	WEX, Inc. (a) (j)	1,732

		14,572

	Semiconductors & Semiconductor Equipment — 7.4%
73	Broadcom Ltd., (Singapore) (j)	10,636
114	Lam Research Corp. (j)	8,704
106	NXP Semiconductors N.V., (Netherlands) (a) (j)	9,045
24	Qorvo, Inc. (a) (j)	1,080
9	Skyworks Solutions, Inc. (j)	615
35	Texas Instruments, Inc. (j)	1,996

		32,076

	Software — 2.8%
55	Adobe Systems, Inc. (a) (j)	5,176
7	Citrix Systems, Inc. (a) (j)	561
98	Microsoft Corp. (j)	4,882
25	Mobileye N.V., (Israel) (a) (j)	957
9	Workday, Inc., Class A (a) (j)	700

		12,276

	Technology Hardware, Storage & Peripherals — 0.2%
23	Western Digital Corp. (j)	945

	Total Information Technology	75,544

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.8%
	Chemicals — 3.2%
7	Albemarle Corp. (j)	460
48	Axiall Corp. (j)	1,126
64	Chemours Co. (The) (j)	579
36	Dow Chemical Co. (The) (j)	1,911
18	E.I. du Pont de Nemours & Co. (j)	1,199
78	Eastman Chemical Co. (j)	5,964
13	Monsanto Co. (j)	1,243
45	Mosaic Co. (The) (j)	1,264

		13,746

	Construction Materials — 1.0%
15	Martin Marietta Materials, Inc. (j)	2,614
17	Vulcan Materials Co. (j)	1,790

		4,404

	Containers & Packaging — 0.5%
32	Crown Holdings, Inc. (a) (j)	1,716
12	WestRock Co. (j)	485

		2,201

	Metals & Mining — 0.1%
23	United States Steel Corp. (j)	435

	Total Materials	20,786

	Telecommunication Services — 1.1%
	Wireless Telecommunication Services — 1.1%
120	T-Mobile U.S., Inc. (a) (j)	4,723

	Utilities — 4.9%
	Electric Utilities — 3.5%
8	American Electric Power Co., Inc. (j)	517
48	Edison International (j)	3,420
49	NextEra Energy, Inc. (j)	5,791
11	PG&E Corp. (j)	668
124	Xcel Energy, Inc. (j)	4,967

		15,363

	Gas Utilities — 0.2%
22	UGI Corp. (j)	887

	Multi-Utilities — 1.0%
41	CMS Energy Corp. (j)	1,649
30	NiSource, Inc. (j)	686
39	Public Service Enterprise Group, Inc. (j)	1,811

		4,146

	Water Utilities — 0.2%
10	American Water Works Co., Inc. (j)	694

	Total Utilities	21,090

	Total Common Stocks (Cost $308,832)	380,883

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	27

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investments — 11.3%
		Investment Company — 11.1%
48,126		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (j) (l)	48,126

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.2%
605		U.S. Treasury Bill, 0.483%, 03/30/17 (j) (k) (n)	602

		Total Short-Term Investments (Cost $48,728)	48,728

		Total Investments — 99.3% (Cost $357,560)	429,611
		Other Assets in Excess of Liabilities — 0.7%	3,070

		NET ASSETS — 100.0%	$432,681

SHARES
Short Positions — 86.6%
Common Stocks — 86.6%
		Consumer Discretionary — 15.2%
		Auto Components — 1.0%
29		Autoliv, Inc., (Sweden)	3,571
7		Lear Corp.	771

			4,342

		Automobiles — 0.5%
75		Ford Motor Co.	1,012
33		General Motors Co.	1,057

			2,069

		Hotels, Restaurants & Leisure — 2.6%
9		Choice Hotels International, Inc.	446
58		Darden Restaurants, Inc.	3,633
35		Hyatt Hotels Corp., Class A (a)	1,671
47		Marriott International, Inc., Class A	3,270
17		McDonald’s Corp.	2,176

			11,196

		Household Durables — 0.6%
17		Garmin Ltd., (Switzerland)	729
41		Lennar Corp., Class A	1,867

			2,596

		Internet & Catalog Retail — 1.3%
13		Expedia, Inc.	1,459
39		Netflix, Inc. (a)	3,550
—	(h)	Priceline Group, Inc. (The) (a)	403
7		TripAdvisor, Inc. (a)	445

			5,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Products — 1.3%
24	Hasbro, Inc.	2,057
109	Mattel, Inc.	3,384

		5,441

	Media — 4.7%
33	AMC Networks, Inc., Class A (a)	2,129
43	Cinemark Holdings, Inc.	1,490
106	Discovery Communications, Inc., Class A (a)	2,896
82	Interpublic Group of Cos., Inc. (The)	1,892
174	News Corp., Class A	2,167
37	Omnicom Group, Inc.	3,035
64	Regal Entertainment Group, Class A	1,339
26	Scripps Networks Interactive, Inc., Class A	1,637
6	Viacom, Inc., Class B	233
33	Walt Disney Co. (The)	3,366

		20,184

	Multiline Retail — 0.7%
41	Kohl’s Corp.	1,801
16	Target Corp.	1,248

		3,049

	Specialty Retail — 1.8%
92	Bed Bath & Beyond, Inc. (a)	4,345
29	CarMax, Inc. (a)	1,557
51	DSW, Inc., Class A	1,253
32	Gap, Inc. (The)	749

		7,904

	Textiles, Apparel & Luxury Goods — 0.7%
8	NIKE, Inc., Class B	442
31	Under Armour, Inc., Class A (a)	1,340
35	Under Armour, Inc., Class C (a)	1,445

		3,227

	Total Consumer Discretionary	65,865

	Consumer Staples — 9.8%
	Beverages — 0.6%
27	Brown-Forman Corp., Class B	2,638

	Food & Staples Retailing — 3.5%
53	CVS Health Corp.	5,298
92	Sysco Corp.	4,229
53	Wal-Mart Stores, Inc.	3,545
71	Whole Foods Market, Inc.	2,067

		15,139

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Food Products — 3.1%
40	General Mills, Inc.	2,435
59	Kellogg Co.	4,541
82	Kraft Heinz Co. (The)	6,400

		13,376

	Household Products — 2.4%
22	Church & Dwight Co., Inc.	1,995
31	Clorox Co. (The)	3,832
42	Colgate-Palmolive Co.	2,986
19	Procter & Gamble Co. (The)	1,546

		10,359

	Personal Products — 0.2%
34	Coty, Inc., Class A	1,027

	Total Consumer Staples	42,539

	Energy — 2.7%
	Energy Equipment & Services — 0.6%
7	Helmerich & Payne, Inc.	443
24	Schlumberger Ltd.	1,953
40	Weatherford International plc, (Switzerland) (a)	325

		2,721

	Oil, Gas & Consumable Fuels — 2.1%
10	Anadarko Petroleum Corp.	512
15	Apache Corp.	800
7	Cimarex Energy Co.	762
23	Devon Energy Corp.	801
51	Exxon Mobil Corp.	4,526
16	Noble Energy, Inc.	567
22	Range Resources Corp.	961

		8,929

	Total Energy	11,650

	Financials — 13.3%
	Banks — 3.4%
59	Associated Banc-Corp.	1,074
38	Bank of Hawaii Corp.	2,613
51	BB&T Corp.	1,818
105	Fifth Third Bancorp	1,923
109	First Horizon National Corp.	1,528
9	M&T Bank Corp.	1,077
83	People’s United Financial, Inc.	1,286
78	U.S. Bancorp	3,321

		14,640

	Capital Markets — 1.1%
48	Federated Investors, Inc., Class B	1,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
45	Franklin Resources, Inc.	1,669
18	T. Rowe Price Group, Inc.	1,363

		4,555

	Diversified Financial Services — 0.7%
23	CME Group, Inc.	2,141
7	S&P Global, Inc.	716

		2,857

	Insurance — 4.9%
8	Aflac, Inc.	517
20	Aon plc, (United Kingdom)	2,099
34	Arch Capital Group Ltd., (Bermuda) (a)	2,393
15	Assurant, Inc.	1,303
78	Genworth Financial, Inc., Class A (a)	268
149	Progressive Corp. (The)	4,849
69	Torchmark Corp.	3,974
8	Travelers Cos., Inc. (The)	879
91	W.R. Berkley Corp.	5,079

		21,361

	Real Estate Investment Trusts (REITs) — 3.2%
8	Crown Castle International Corp.	701
19	Digital Realty Trust, Inc.	1,654
12	Federal Realty Investment Trust	1,764
45	Healthcare Trust of America, Inc., Class A	1,292
55	Host Hotels & Resorts, Inc.	862
48	Medical Properties Trust, Inc.	640
12	UDR, Inc.	405
78	Ventas, Inc.	4,827
26	Welltower, Inc.	1,814

		13,959

	Total Financials	57,372

	Health Care — 8.8%
	Biotechnology — 0.5%
16	Alkermes plc, (Ireland) (a)	642
5	Amgen, Inc.	854
16	Ionis Pharmaceuticals, Inc. (a)	635

		2,131

	Health Care Equipment & Supplies — 3.8%
106	Baxter International, Inc.	4,669
5	Becton, Dickinson and Co.	814
7	C.R. Bard, Inc.	1,379
103	Medtronic plc, (Ireland)	8,134
9	Varian Medical Systems, Inc. (a)	755

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	29

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Health Care Equipment & Supplies — continued
7	Zimmer Biomet Holdings, Inc.	811

		16,562

	Health Care Providers & Services — 2.1%
44	Community Health Systems, Inc. (a)	847
13	DaVita HealthCare Partners, Inc. (a)	956
46	Express Scripts Holding Co. (a)	3,399
14	HCA Holdings, Inc. (a)	1,153
6	Laboratory Corp. of America Holdings (a)	702
5	Quest Diagnostics, Inc.	383
36	Tenet Healthcare Corp. (a)	1,138
5	Universal Health Services, Inc., Class B	642

		9,220

	Health Care Technology — 0.6%
38	Allscripts Healthcare Solutions, Inc. (a)	504
5	athenahealth, Inc. (a)	667
21	Cerner Corp. (a)	1,173

		2,344

	Pharmaceuticals — 1.8%
37	AbbVie, Inc.	2,274
32	Johnson & Johnson	3,635
34	Merck & Co., Inc.	1,855

		7,764

	Total Health Care	38,021

	Industrials — 11.3%
	Aerospace & Defense — 2.7%
57	Boeing Co. (The)	7,681
15	Lockheed Martin Corp.	3,486
6	Raytheon Co.	695

		11,862

	Air Freight & Logistics — 0.4%
6	C.H. Robinson Worldwide, Inc.	433
11	United Parcel Service, Inc., Class B	1,187

		1,620

	Commercial Services & Supplies — 0.1%
11	ADT Corp. (The)	452

	Electrical Equipment — 0.5%
3	Acuity Brands, Inc.	756
13	Rockwell Automation, Inc.	1,495

		2,251

	Industrial Conglomerates — 2.9%
28	3M Co.	4,686

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
253	General Electric Co.	7,780

		12,466

	Machinery — 1.9%
29	AGCO Corp.	1,535
6	Caterpillar, Inc.	482
15	Deere & Co.	1,295
63	Donaldson Co., Inc.	2,062
24	Flowserve Corp.	1,172
14	Illinois Tool Works, Inc.	1,448

		7,994

	Professional Services — 0.2%
17	Nielsen Holdings plc	886

	Road & Rail — 1.8%
243	Heartland Express, Inc.	4,405
63	Knight Transportation, Inc.	1,667
66	Werner Enterprises, Inc.	1,674

		7,746

	Trading Companies & Distributors — 0.8%
36	Fastenal Co.	1,672
8	W.W. Grainger, Inc.	1,900

		3,572

	Total Industrials	48,849

	Information Technology — 12.8%
	Communications Equipment — 2.0%
216	Cisco Systems, Inc.	5,945
108	Juniper Networks, Inc.	2,532
4	Motorola Solutions, Inc.	308

		8,785

	Electronic Equipment, Instruments & Components — 0.2%
12	Amphenol Corp., Class A	653
11	VeriFone Systems, Inc. (a)	302

		955

	Internet Software & Services — 0.3%
29	GrubHub, Inc. (a)	768
4	LinkedIn Corp., Class A (a)	489

		1,257

	IT Services — 1.6%
18	Automatic Data Processing, Inc.	1,583
5	Fiserv, Inc. (a)	479
22	International Business Machines Corp.	3,278

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	IT Services — continued
28	Paychex, Inc.	1,444

		6,784

	Semiconductors & Semiconductor Equipment — 7.1%
70	Applied Materials, Inc.	1,427
229	Intel Corp.	6,928
49	Linear Technology Corp.	2,201
24	Maxim Integrated Products, Inc.	871
119	Microchip Technology, Inc.	5,789
200	Micron Technology, Inc. (a)	2,148
29	NVIDIA Corp.	1,036
49	QUALCOMM, Inc.	2,486
251	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	5,921
39	Xilinx, Inc.	1,663

		30,470

	Software — 1.0%
71	Oracle Corp.	2,843
12	salesforce.com, Inc. (a)	909
8	SAP SE, (Germany), ADR	637

		4,389

	Technology Hardware, Storage & Peripherals — 0.6%
4	Apple, Inc.	394
36	NetApp, Inc.	861
8	SanDisk Corp.	604
35	Seagate Technology plc	755

		2,614

	Total Information Technology	55,254

	Materials — 4.5%
	Chemicals — 2.5%
8	Air Products & Chemicals, Inc.	1,138
18	Ecolab, Inc.	2,012
7	FMC Corp.	307
45	LyondellBasell Industries N.V., Class A	3,712
16	Praxair, Inc.	1,856
3	Sherwin-Williams Co. (The)	891
24	Westlake Chemical Corp.	1,214

		11,130

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
11	AptarGroup, Inc.	859
11	Ball Corp.	749
26	International Paper Co.	1,108
17	Sonoco Products Co.	792

		3,508

	Metals & Mining — 1.1%
255	Alcoa, Inc.	2,844
17	Compass Minerals International, Inc.	1,237
41	Freeport-McMoRan, Inc.	577

		4,658

	Paper & Forest Products — 0.1%
11	Domtar Corp.	417

	Total Materials	19,713

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
18	AT&T, Inc.	695
74	CenturyLink, Inc.	2,275
179	Verizon Communications, Inc.	9,101

	Total Telecommunication Services	12,071

	Utilities — 5.4%
	Electric Utilities — 2.7%
78	Duke Energy Corp.	6,176
106	Southern Co. (The)	5,326

		11,502

	Multi-Utilities — 2.6%
35	Consolidated Edison, Inc.	2,589
83	Dominion Resources, Inc.	5,938
32	DTE Energy Co.	2,818

		11,345

	Water Utilities — 0.1%
12	Aqua America, Inc.	383

	Total Utilities	23,230

	Total Securities Sold Short (Proceeds $371,669)	$374,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	31

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(77)	E-mini S&P 500	06/17/16	USD	(7,928)	$90

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of the security is segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund	Research Equity Long/ Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$151,899	$45,578		$381,485
Investments in affiliates, at value	70,709	12		48,126

Total investment securities, at value	222,608	45,590		429,611
Cash	1	25		23
Deposits at broker for securities sold short	36,341	29,355		376,347
Receivables:
Investment securities sold	21,689	687		4,854
Fund shares sold	475	9		252
Dividends from non-affiliates	36	23		201
Dividends from affiliates	23	—		22
Variation margin on futures contracts	—	—		52

Total Assets	281,173	75,689		811,362

LIABILITIES:
Payables:
Securities sold short, at value	37,567	31,759		374,564
Dividend expense to non-affiliates on securities sold short	46	32		389
Investment securities purchased	18,394	237		2,450
Interest expense to non-affiliates on securities sold short	1	—	(a)	—
Fund shares redeemed	152	70		722
Accrued liabilities:
Investment advisory fees	192	19		251
Administration fees	8	—		2
Distribution fees	13	4		19
Shareholder servicing fees	31	9		45
Custodian and accounting fees	5	5		48
Trustees’ and Chief Compliance Officer’s fees	—	—		—	(a)
Other	15	55		191

Total Liabilities	56,424	32,190		378,681

Net Assets	$224,749	$43,499		$432,681

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Opportunistic Equity Long/Short Fund	Research Equity Long/ Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$227,981	$36,578	$470,473
Accumulated undistributed (distributions in excess of) net investment income	(1,274)	(2,484)	(15,720)
Accumulated net realized gains (losses)	(12,840)	(122)	(91,318)
Net unrealized appreciation (depreciation)	10,882	9,527	69,246

Total Net Assets	$224,749	$43,499	$432,681

Net Assets:
Class A	$53,621	$16,031	$31,553
Class C	3,351	897	19,808
Class R2	20	—	—
Class R5	21	222	—
Class R6	7,181	—	—
Institutional Class	—	—	315,019
Select Class	160,555	26,349	66,301

Total	$224,749	$43,499	$432,681

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,239	1,008	2,285
Class C	204	58	1,516
Class R2	1	—	—
Class R5	1	14	—
Class R6	430	—	—
Institutional Class	—	—	21,641
Select Class	9,659	1,631	4,629

Net Asset Value (a):
Class A — Redemption price per share	$16.55	$15.91	$13.81
Class C — Offering price per share (b)	16.42	15.42	13.06
Class R2 — Offering and redemption price per share	16.49	—	—
Class R5 — Offering and redemption price per share	16.68	16.36	—
Class R6 — Offering and redemption price per share	16.69	—	—
Institutional Class — Offering and redemption price per share	—	—	14.56
Select Class — Offering and redemption price per share	16.62	16.15	14.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.47	$16.79	$14.58

Cost of investments in non-affiliates	$141,295	$36,155	$309,434
Cost of investments in affiliates	70,709	12	48,126
Proceeds from securities sold short	37,845	31,863	371,669

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund	Research Equity Long/ Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$758	$441	$3,593
Dividend income from affiliates	97	5	145

Total investment income	855	446	3,738

EXPENSES:
Investment advisory fees	1,220	288	2,261
Administration fees	84	25	232
Distribution fees:
Class A	75	27	61
Class C	10	4	81
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	75	27	61
Class C	3	1	27
Class R2	— (a)	—	—
Class R5	— (a)	— (a)	—
Institutional Class	—	—	206
Select Class	172	47	104
Custodian and accounting fees	25	25	34
Interest expense to affiliates	—	—	8
Professional fees	45	27	33
Interest expense to non-affiliates	—	—	4
Trustees’ and Chief Compliance Officer’s fees	3	2	5
Printing and mailing costs	11	7	36
Registration and filing fees	45	21	31
Transfer agent fees (See Note 2.F.)	11	3	14
Sub-transfer agent fees (See Note 2.F.)	20	22	86
Other	4	3	2
Dividend expense to non-affiliates on securities sold short	463	496	5,651
Interest expense to non-affiliates on securities sold short	22	20	62

Total expenses	2,288	1,045	8,999

Less fees waived	(145)	(143)	(754)
Less expense reimbursements	(14)	— (a)	—

Net expenses	2,129	902	8,245

Net investment income (loss)	(1,274)	(456)	(4,507)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,561)	6,335	16,467
Futures	—	—	114
Securities sold short	(1,958)	800	1,893

Net realized gain (loss)	(10,519)	7,135	18,474

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,731	(6,998)	(20,689)
Futures	—	—	131
Securities sold short	726	(1,501)	(10,943)

Change in net unrealized appreciation/depreciation	4,457	(8,499)	(31,501)

Net realized/unrealized gains (losses)	(6,062)	(1,364)	(13,027)

Change in net assets resulting from operations	$(7,336)	$(1,820)	$(17,534)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Equity Long/Short Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015		Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,274)	$(746)		$(456)	$(2,091)
Net realized gain (loss)	(10,519)	236		7,135	(3,645)
Change in net unrealized appreciation/depreciation	4,457	6,145		(8,499)	1,922

Change in net assets resulting from operations	(7,336)	5,635		(1,820)	(3,814)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(567)	(1)		—	(1,620)
Class C
From net realized gains	(18)	—	(a)	—	(22)
Class R2
From net realized gains	— (a)	—	(a)	—	—
Class R5
From net realized gains	— (a)	—	(a)	—	(2)
Class R6
From net realized gains	— (a)	—	(a)	—	—
Select Class
From net realized gains	(1,173)	(23)		—	(1,669)

Total distributions to shareholders	(1,758)	(24)		—	(3,313)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	86,386	136,595		(55,901)	(22,819)

NET ASSETS:
Change in net assets	77,292	142,206		(57,721)	(29,946)
Beginning of period	147,457	5,251		101,220	131,166

End of period	$224,749	$147,457		$43,499	$101,220

Accumulated undistributed (distributions in excess of) net investment income	$(1,274)	$—	(a)	$(2,484)	$(2,028)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Market Neutral Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,507)	$(11,750)
Net realized gain (loss)	18,474	(19,486)
Change in net unrealized appreciation/depreciation	(31,501)	8,292

Change in net assets resulting from operations	(17,534)	(22,944)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(2,115)
Class B (a)
From net realized gains	—	(9)
Class C
From net realized gains	—	(293)
Institutional Class
From net realized gains	—	(6,577)
Select Class
From net realized gains	—	(8,645)

Total distributions to shareholders	—	(17,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(206,814)	(16,248)

NET ASSETS:
Change in net assets	(224,348)	(56,831)
Beginning of period	657,029	713,860

End of period	$432,681	$657,029

Accumulated undistributed (distributions in excess of) net investment income	$(15,720)	$(11,213)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Opportunistic Equity Long/Short Fund			Research Equity Long/Short Fund
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,119		$30,459	$4,663	$15,821
Distributions reinvested	567		1	—	1,614
Cost of shares redeemed	(30,450)		(523)	(29,183)	(35,080)

Change in net assets resulting from Class A capital transactions	$26,236		$29,937	$(24,520)	$(17,645)

Class C
Proceeds from shares issued	$2,945		$781	$14	$576
Distributions reinvested	18		— (a)	—	22
Cost of shares redeemed	(321)		(37)	(231)	(143)

Change in net assets resulting from Class C capital transactions	$2,642		$744	$(217)	$455

Class R2
Distributions reinvested	$—	(a)	$— (a)	$—	$—
Cost of shares redeemed	—		(35)	—	—

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$(35)	$—	$—

Class R5
Proceeds from shares issued	$—		$—	$31	$200
Distributions reinvested	—	(a)	— (a)	—	2
Cost of shares redeemed	—		(36)	(10)	(52)

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$(36)	$21	$150

Class R6
Proceeds from shares issued	$7,021		$—	$—	$—
Distributions reinvested	—	(a)	— (a)	—	—
Cost of shares redeemed	—		(35)	—	—

Change in net assets resulting from Class R6 capital transactions	$7,021		$(35)	$—	$—

Select Class
Proceeds from shares issued	$90,423		$107,271	$6,661	$44,411
Distributions reinvested	1,148		23	—	1,059
Cost of shares redeemed	(41,084)		(1,274)	(37,846)	(51,249)

Change in net assets resulting from Select Class capital transactions	$50,487		$106,020	$(31,185)	$(5,779)

Total change in net assets resulting from capital transactions	$86,386		$136,595	$(55,901)	$(22,819)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Equity Long/Short Fund
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	3,312		1,782	294	948
Reinvested	34		— (a)	—	97
Redeemed	(1,861)		(31)	(1,821)	(2,109)

Change in Class A Shares	1,485		1,751	(1,527)	(1,064)

Class C
Issued	175		47	1	36
Reinvested	1		— (a)	—	1
Redeemed	(20)		(2)	(16)	(9)

Change in Class C Shares	156		45	(15)	28

Class R2
Reinvested	—	(a)	— (a)	—	—
Redeemed	—		(2)	—	—

Change in Class R2 Shares	—	(a)	(2)	—	—

Class R5
Issued	—		—	3	12
Reinvested	—	(a)	— (a)	—	— (a)
Redeemed	—		(2)	(1)	(3)

Change in Class R5 Shares	—	(a)	(2)	2	9

Class R6
Issued	429		—	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	—		(2)	—	—

Change in Class R6 Shares	429		(2)	—	—

Select Class
Issued	5,400		6,419	413	2,623
Reinvested	68		1	—	63
Redeemed	(2,473)		(73)	(2,358)	(3,045)

Change in Select Class Shares	2,995		6,347	(1,945)	(359)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Research Market Neutral Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,165	$13,814
Net assets acquired in Fund reorganization (See Note 8)	—	20,677
Distributions reinvested	—	2,088
Cost of shares redeemed	(38,489)	(49,119)
Conversion from Class B Shares	—	255

Change in net assets resulting from Class A capital transactions	$(29,324)	$(12,285)

Class B (a)
Proceeds from shares issued	$—	$3
Distributions reinvested	—	7
Cost of shares redeemed	—	(70)
Conversion to Class A Shares	—	(255)

Change in net assets resulting from Class B capital transactions	$—	$(315)

Class C
Proceeds from shares issued	$490	$1,778
Net assets acquired in Fund reorganization (See Note 8)	—	15,527
Distributions reinvested	—	271
Cost of shares redeemed	(3,721)	(4,266)

Change in net assets resulting from Class C capital transactions	$(3,231)	$13,310

Institutional Class
Proceeds from shares issued	$292,307	$69,664
Distributions reinvested	—	4,044
Cost of shares redeemed	(199,132)	(98,360)

Change in net assets resulting from Institutional Class capital transactions	$93,175	$(24,652)

Select Class
Proceeds from shares issued	$5,975	$26,592
Net assets acquired in Fund reorganization (See Note 8)	—	55,860
Distributions reinvested	—	8,531
Cost of shares redeemed	(273,409)	(83,289)

Change in net assets resulting from Select Class capital transactions	$(267,434)	$7,694

Total change in net assets resulting from capital transactions	$(206,814)	$(16,248)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Market Neutral Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	650	761
Shares issued in connection with Fund reorganization (See Note 8)	—	1,428
Reinvested	—	141
Redeemed	(2,780)	(3,369)
Conversion from Class B Shares	—	18

Change in Class A Shares	(2,130)	(1,021)

Class B (a)
Issued	—	— (b)
Reinvested	—	1
Redeemed	—	(6)
Conversion to Class A Shares	—	(18)

Change in Class B Shares	—	(23)

Class C
Issued	36	183
Shares issued in connection with Fund reorganization (See Note 8)	—	1,113
Reinvested	—	19
Redeemed	(281)	(309)

Change in Class C Shares	(245)	1,006

Institutional Class
Issued	19,706	4,541
Reinvested	—	261
Redeemed	(13,566)	(6,419)

Change in Institutional Class Shares	6,140	(1,617)

Select Class
Issued	413	1,852
Shares issued in connection with Fund reorganization (See Note 8)	—	3,780
Reinvested	—	559
Redeemed	(18,685)	(5,541)

Change in Select Class Shares	(18,272)	650

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$17.37	$(0.12)	$(0.54)	$(0.66)	$(0.16)	$16.55
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)	17.37
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—	15.75

Class C
Six Months Ended April 30, 2016 (Unaudited)	17.27	(0.16)	(0.53)	(0.69)	(0.16)	16.42
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)	17.27
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—	15.73

Class R2
Six Months Ended April 30, 2016 (Unaudited)	17.32	(0.14)	(0.53)	(0.67)	(0.16)	16.49
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)	17.32
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.80	0.74	—	15.74

Class R5
Six Months Ended April 30, 2016 (Unaudited)	17.47	(0.08)	(0.55)	(0.63)	(0.16)	16.68
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)	17.47
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—	15.76

Class R6
Six Months Ended April 30, 2016 (Unaudited)	17.48	(0.07)	(0.56)	(0.63)	(0.16)	16.69
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)	17.48
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—	15.76

Class Select
Six Months Ended April 30, 2016 (Unaudited)	17.42	(0.10)	(0.54)	(0.64)	(0.16)	16.62
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)	17.42
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—	15.75

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.79% and 1.97% for the period ended April 30, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.28% and 2.46 for the period ended April 30, 2016, 2.39% and 3.18% for the year ended October 31, 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class R2 are 2.05% and 4.09% for the period ended April 30, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.33% and 3.35% for the period ended April 30, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.28% and 1.94% for the period ended April 30, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014; for Select Class are 1.54% and 1.67% for the period ended April 30, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (c)(g)	Portfolio turnover rate (including securities sold short) (c)(g)

(3.84)%	$53,621	2.27%		(1.45)%		2.45%		263%	439%
10.74	30,480	2.38	(i)	(1.70	)(i)	2.77	(i)	347	734
5.00	52	2.65	(i)	(2.24	)(i)	12.33	(i)	94	178

(4.04)	3,351	2.76		(1.94)		2.94		263	439
10.25	823	2.96	(i)	(2.17	)(i)	3.75	(i)	347	734
4.87	52	3.15	(i)	(2.74	)(i)	12.82	(i)	94	178

(3.91)	20	2.53		(1.66)		4.57		263	439
10.49	21	2.78	(i)	(2.01	)(i)	4.70	(i)	347	734
4.93	53	2.90	(i)	(2.49	)(i)	12.57	(i)	94	178

(3.64)	21	1.81		(0.94)		3.83		263	439
11.31	21	2.09	(i)	(1.32	)(i)	4.00	(i)	347	734
5.07	53	2.20	(i)	(1.79	)(i)	11.88	(i)	94	178

(3.64)	7,181	1.76		(0.91)		2.42		263	439
11.37	21	2.04	(i)	(1.27	)(i)	3.96	(i)	347	734
5.07	53	2.15	(i)	(1.74	)(i)	11.82	(i)	94	178

(3.71)	160,555	2.02		(1.17)		2.15		263	439
11.06	116,091	2.23	(i)	(1.53	)(i)	2.77	(i)	347	734
5.00	4,989	2.40	(i)	(1.99	)(i)	12.07	(i)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	45

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$16.21	$(0.13)	$(0.17)	$(0.30)	$—	$15.91
Year Ended October 31, 2015	17.20	(0.29)	(0.25)	(0.54)	(0.45)	16.21
Year Ended October 31, 2014	16.53	(0.34)	1.59	1.25	(0.58)	17.20
Year Ended October 31, 2013	15.39	(0.33)	1.47	1.14	—	16.53
Year Ended October 31, 2012	14.88	(0.27)	0.78	0.51	—	15.39
Year Ended October 31, 2011	15.41	(0.33)	(0.18)	(0.51)	(0.02)	14.88

Class C
Six Months Ended April 30, 2016 (Unaudited)	15.75	(0.16)	(0.17)	(0.33)	—	15.42
Year Ended October 31, 2015	16.81	(0.38)	(0.23)	(0.61)	(0.45)	15.75
Year Ended October 31, 2014	16.24	(0.41)	1.56	1.15	(0.58)	16.81
Year Ended October 31, 2013	15.20	(0.40)	1.44	1.04	—	16.24
Year Ended October 31, 2012	14.77	(0.34)	0.77	0.43	—	15.20
Year Ended October 31, 2011	15.38	(0.39)	(0.20)	(0.59)	(0.02)	14.77

Class R5
Six Months Ended April 30, 2016 (Unaudited)	16.63	(0.09)	(0.18)	(0.27)	—	16.36
Year Ended October 31, 2015	17.56	(0.25)	(0.23)	(0.48)	(0.45)	16.63
Year Ended October 31, 2014	16.78	(0.26)	1.62	1.36	(0.58)	17.56
Year Ended October 31, 2013	15.56	(0.26)	1.48	1.22	—	16.78
Year Ended October 31, 2012	14.98	(0.21)	0.79	0.58	—	15.56
Year Ended October 31, 2011	15.44	(0.27)	(0.17)	(0.44)	(0.02)	14.98

Select Class
Six Months Ended April 30, 2016 (Unaudited)	16.44	(0.11)	(0.18)	(0.29)	—	16.15
Year Ended October 31, 2015	17.39	(0.26)	(0.24)	(0.50)	(0.45)	16.44
Year Ended October 31, 2014	16.66	(0.30)	1.61	1.31	(0.58)	17.39
Year Ended October 31, 2013	15.48	(0.28)	1.46	1.18	—	16.66
Year Ended October 31, 2012	14.93	(0.24)	0.79	0.55	—	15.48
Year Ended October 31, 2011	15.43	(0.29)	(0.19)	(0.48)	(0.02)	14.93

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.43% and 1.98% for the six months ended April 30, 2016, 1.71% and 2.04% for the year ended October 31, 2015, 1.75% and 2.08% for 2014, 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012 and 1.75% and 2.29% for 2011; for Class C are 1.93% and 2.48% for the six months ended April 30, 2016, 2.20% and 2.55% for the year ended October 31, 2015, 2.25% and 2.58% for 2014, 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012 and 2.25% and 2.73% for 2011; for Class R5 are 0.98% and 1.66% for the six months ended April 30, 2016, 1.22% and 1.64% for the year ended October 31, 2015, 1.30% and 1.63% for 2014, 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012 and 1.30% and 1.83% for 2011; for Select Class are 1.18% and 1.60% for the six months ended April 30, 2016, 1.45% and 1.72% for the year ended October 31, 2015, 1.50% and 1.83% for 2014, 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012 and 1.50% and 2.04% for 2011, respectively.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding securities sold short) (c)(g)	Portfolio turnover rate (including securities sold short) (c)(g)

(1.85)%	$16,031	3.13%	(1.64)%	3.68%	82%	185%
(3.21)	41,096	3.55	(1.74)	3.88	178	344
7.82	61,909	3.75	(2.01)	4.08	97	187
7.41	46,503	3.98	(2.03)	4.42	91	156
3.43	40,031	3.97	(1.81)	4.31	92	159
(3.29)	60,605	4.09	(2.19)	4.63	151	255

(2.10)	897	3.63	(2.15)	4.18	82	185
(3.71)	1,140	4.04	(2.41)	4.39	178	344
7.33	752	4.25	(2.51)	4.58	97	187
6.84	579	4.48	(2.53)	4.92	91	156
2.91	578	4.47	(2.33)	4.81	92	159
(3.82)	657	4.59	(2.62)	5.07	151	255

(1.62)	222	2.68	(1.19)	3.36	82	185
(2.79)	204	3.06	(1.57)	3.48	178	344
8.38	61	3.30	(1.56)	3.63	97	187
7.84	56	3.53	(1.58)	3.97	91	156
3.87	52	3.50	(1.39)	3.84	92	159
(2.83)	50	3.64	(1.75)	4.17	151	255

(1.76)	26,349	2.88	(1.41)	3.30	82	185
(2.94)	58,780	3.29	(1.56)	3.56	178	344
8.13	68,444	3.50	(1.76)	3.83	97	187
7.62	38,883	3.73	(1.74)	4.16	91	156
3.68	15,806	3.68	(1.58)	4.01	92	159
(3.09)	13,016	3.84	(1.89)	4.38	151	255

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$14.25	$(0.14)	$(0.30)	$(0.44)	$—	$13.81
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)	14.25
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35)	0.08	(0.27)	—	14.44
Year Ended October 31, 2011	15.30	(0.35)	(0.24)	(0.59)	—	14.71

Class C
Six Months Ended April 30, 2016 (Unaudited)	13.51	(0.16)	(0.29)	(0.45)	—	13.06
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41)	0.07	(0.34)	—	13.91
Year Ended October 31, 2011	14.89	(0.40)	(0.24)	(0.64)	—	14.25

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	14.99	(0.11)	(0.32)	(0.43)	—	14.56
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)	14.99
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—	15.87
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—	15.17
Year Ended October 31, 2012	15.16	(0.29)	0.08	(0.21)	—	14.95
Year Ended October 31, 2011	15.68	(0.27)	(0.25)	(0.52)	—	15.16

Select Class
Six Months Ended April 30, 2016 (Unaudited)	14.76	(0.12)	(0.32)	(0.44)	—	14.32
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32)	0.07	(0.25)	—	14.83
Year Ended October 31, 2011	15.64	(0.31)	(0.25)	(0.56)	—	15.08

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.20% and 1.52% for period ended April 30, 2016, 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012 and 1.48% and 1.93% for 2011; for Class C 1.70% and 2.01% for period ended April 30, 2016, are 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012 and 1.98% and 2.43% for 2011; for Institutional Class 0.80% and 1.05% for period ended April 30, 2016, are 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012 and 0.98% and 1.53% for 2011; for Select Class are 0.94% and 1.25% for period ended April 30, 2016,1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012 and 1.23% and 1.68% for 2011, respectively.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)(g)	Portfolio turnover rate (including securities sold short) (c)(g)

(3.09)%	$31,553	3.22%	(1.94)%	3.54%	82%	178%
(3.59)	62,910	3.57	(1.94)	4.03	163	370
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186
(3.86)	165,089	4.04	(2.32)	4.49	105	231

(3.33)	19,808	3.72	(2.40)	4.03	82	178
(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186
(4.30)	27,566	4.54	(2.79)	4.99	105	231

(2.87)	315,019	2.82	(1.47)	3.07	82	178
(3.17)	232,339	3.09	(1.48)	3.58	163	370
4.61	271,595	3.32	(1.76)	3.84	90	192
1.47	316,843	3.74	(1.91)	4.28	75	149
(1.39)	337,565	3.99	(1.98)	4.59	82	186
(3.32)	517,140	3.54	(1.79)	4.09	105	231

(2.98)	66,301	2.96	(1.71)	3.27	82	178
(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186
(3.58)	341,976	3.79	(2.06)	4.24	105	231

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified
Research Market Neutral Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Opportunistic Equity Long/Short Fund is to seek capital appreciation.

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

50	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$222,608	$—	$—	$222,608

Total Liabilities for Securities Sold Short (a)	$(37,567)	$—	$—	$(37,567)

Research Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,590	$—	$—	$45,590

Total Liabilities for Securities Sold Short (a)	$(31,759)	$—	$—	$(31,759)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$429,009	$602	$—	$429,611

Total Liabilities for Securities Sold Short (a)	$(374,564)	$—	$—	$(374,564)

Appreciation in Other Financial Instruments
Futures Contracts	$90	$—	$—	$90

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2016.

B. Options — Opportunistic Equity Long/Short Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2016:

Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	1,217	(a)

(a)	For the period November 1, 2015 to February 29, 2016.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2016, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

52	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2016 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$11,708
Ending Notional Balance Short	7,928

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent and sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2		Class R5		Class R6	Institutional Class	Select Class	Total
Opportunistic Equity Long/Short Fund
Transfer agent fees	$1	$—	(a)	$—	(a)	$—	(a)	$9	n/a	$1	$11
Sub-transfer agent fees	16	—	(a)	—		—		—	n/a	4	20

Research Equity Long/Short Fund
Transfer agent fees	2	—	(a)	n/a		—	(a)	n/a	n/a	1	3
Sub-transfer agent fees	17	—	(a)	n/a		—	(a)	n/a	n/a	5	22

Research Market Neutral Fund
Transfer agent fees	6	1		n/a		n/a		n/a	3	4	14
Sub-transfer agent fees	15	7		n/a		n/a		n/a	39	25	86

(a)	Amount rounds to less than $1,000.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016 no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Opportunistic Equity Long/Short Fund, and Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Equity Long/Short Fund	0.95
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016 the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Equity Long/Short Fund	0.25	0.75	n/a
Research Market Neutral Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$1		$—
Research Equity Long/Short Fund	—	(a)	—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Research Equity Long/Short Fund	0.25	0.25	n/a	0.05	n/a	0.25
Research Market Neutral Fund	0.25	0.25	n/a	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

54	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund	1.85%	2.35%	2.10%	1.40%	1.35%	n/a	1.60%
Research Equity Long/Short Fund	1.45	1.95	n/a	1.00	n/a	n/a	1.20
Research Market Neutral Fund	1.25	1.75	n/a	n/a	n/a	0.85%	0.99

The expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until at least February 28, 2017.

For the six months ended April 30, 2016 the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$40	$26	$15	$81	$14
Research Equity Long/Short Fund	96	25	15	136	—	(a)
Research Market Neutral Fund	350	224	44	618	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$64
Research Equity Long/Short Fund	7
Research Market Neutral Fund	136

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2016 Research Equity Long/Short Fund and Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Research Equity Long/Short Fund	—	(a)
Research Market Neutral Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$413,265	$355,186	$238,608	$230,344
Research Equity Long/Short Fund	49,215	91,973	34,634	61,151
Research Market Neutral Fund	366,256	479,094	319,009	441,196

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$212,004	$10,882	$278	$10,604
Research Equity Long/Short Fund	36,167	10,057	634	9,423
Research Market Neutral Fund	357,560	79,025	6,974	72,051

At October 31, 2015, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Equity Long/Short Fund	$2,604		$—
Research Market Neutral Fund	76,304	*	—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016 or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

56	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

As of April 30, 2016, the Funds had individual shareholder accounts and/or omnibus accounts which collectively represent the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non- affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	1	30.1%	1	15.0%
Research Equity Long/Short Fund	1	11.3%	2	48.3%

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 46.0% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2016, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Citibank. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Citibank, respectively. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. Business Combinations

On February 19, 2015, the Board of Trustees of the Trust approved the reorganizations of JPMorgan Market Neutral Fund (the “Target Fund”) into JPMorgan Research Market Neutral Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 19, 2015. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their respective holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $150,374,000 and identified cost of approximately $147,762,000, as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 19, 2015, the Target Fund had pre-enactment and post-enactment net capital loss carryforward of approximately $48,726,000 and $43,743,000, respectively.

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Market Neutral Fund				$2,193
Class A	1,428	$20,677	$14.48
Class C	1,113	15,527	13.95
Select Class	3,780	55,860	14.78

Acquiring Fund
Research Market Neutral Fund				102,245
Class A	4,209	61,174	14.54
Class B	18	253	13.81
Class C	710	9,808	13.81
Institutional Class	16,048	244,983	15.27
Select Class	21,932	329,894	15.04

Post Reorganization
Research Market Neutral Fund				104,438
Class A	5,631	81,851	14.54
Class B	18	253	13.81
Class C	1,835	25,335	13.81
Institutional Class	16,048	244,983	15.27
Select Class	25,646	385,754	15.04

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

58	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$961.60	$11.07	2.27%
Hypothetical	1,000.00	1,013.58	11.36	2.27
Class C
Actual	1,000.00	959.60	13.45	2.76
Hypothetical	1,000.00	1,011.14	13.80	2.76
Class R2
Actual	1,000.00	960.90	12.33	2.53
Hypothetical	1,000.00	1,012.28	12.66	2.53
Class R5
Actual	1,000.00	963.60	8.84	1.81
Hypothetical	1,000.00	1,015.81	9.07	1.81
Class R6
Actual	1,000.00	963.60	8.59	1.76
Hypothetical	1,000.00	1,016.06	8.82	1.76
Class Select
Actual	1,000.00	962.90	9.86	2.02
Hypothetical	1,000.00	1,014.82	10.12	2.02

Research Equity Long/Short Fund
Class A
Actual	1,000.00	981.50	15.42	3.13
Hypothetical	1,000.00	1,009.25	15.64	3.13
Class C
Actual	1,000.00	979.00	17.86	3.63
Hypothetical	1,000.00	1,006.91	18.11	3.63
Class R5
Actual	1,000.00	983.80	13.22	2.68
Hypothetical	1,000.00	1,011.74	13.40	2.68
Select Class
Actual	1,000.00	982.40	14.20	2.88
Hypothetical	1,000.00	1,010.59	14.40	2.88

APRIL 30, 2016	J.P. MORGAN SPECIALTY FUNDS	59

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Research Market Neutral Fund
Class A
Actual	$1,000.00	$969.10	$15.76	3.22%
Hypothetical	1,000.00	1,008.85	16.08	3.22
Class C
Actual	1,000.00	966.70	18.19	3.72
Hypothetical	1,000.00	1,006.37	18.56	3.72
Institutional Class
Actual	1,000.00	971.30	13.82	2.82
Hypothetical	1,000.00	1,010.84	14.10	2.82
Select Class
Actual	1,000.00	970.20	14.50	2.96
Hypothetical	1,000.00	1,010.14	14.79	2.96

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

60	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-SPEC-416

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2016 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

Financial market volatility rose sharply in the first two months of 2016 amid investor concerns about economic stability in China, falling global oil prices and uncertainty about the direction of central bank interest rate policy in the U.S. However, the U.S. Federal Reserve responded to global conditions by adopting a more accommodative policy stance and central banks in China, Japan and the European Union took further steps to stabilize markets and extend economic expansion. By the end of March, global prices for both equities and crude oil had rebounded from mid-February lows.

Emerging markets debt and equity prices came under pressure in late 2015 and early 2016 from weakness in commodities prices and slowing demand in China. However, as financial markets elsewhere stabilized somewhat, emerging market equities experienced significant but brief rally in April. The MSCI World Index (net of foreign withholding taxes) returned -1.05% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -0.13% for the six month period.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.05)%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	(0.13)%

Net Assets as of 4/30/2016 (In Thousands)	$1,119,904

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s underweight position and security selection in the materials sector and its security selection in the information technology sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the telecommunication services and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Banco Bradesco SA and its overweight positions Huaneng Power International Inc. and Belle International Holdings Ltd. Shares of Banco Bradesco, a Brazilian bank, rose on investor expectations about a change in Brazil’s government. Shares of Huaneng Power, an electricity provider based in China, fell on disappointing earnings. Shares of Belle International, a footwear retailer based in Hong Kong, fell on weakness in sales.

Leading individual contributors to relative performance included the Fund’s overweight position in Banco Do Brasil SA and S-Oil Corp. and its underweight position in China Life

Insurance Co. Shares of Banco do Brasil, a Brazilian bank, rose on investor expectations for a change in Brazil’s government. Shares of S-Oil Corp., a South Korean oil refiner, rose on improved profit margins due to increased demand for petroleum products. Shares of China Life Insurance fell on disappointing earnings results and tighter government regulation of insurance policies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the six months ended April 30, 2016, were to China, Taiwan and South Korea and its smallest average country exposures were to Egypt, Singapore and Malaysia. From a sector perspective, the Fund’s largest average weighting were in the financials, information technology and consumer discretionary sectors, while its smallest average weightings were in the telecommunications services, utilities and materials sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	1.6
3.	China Merchants Bank Co., Ltd., Class H (China)	1.6
4.	Gazprom PAO, ADR (Russia)	1.6
5.	Tencent Holdings Ltd. (China)	1.5
6.	Korea Electric Power Corp. (South Korea)	1.3
7.	KT&G Corp. (South Korea)	1.3
8.	Polski Koncern Naftowy Orlen S.A. (Poland)	1.3
9.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.3
10.	Steinhoff International Holdings N.V. (Netherlands)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
China	25.9%
South Korea	16.2
Taiwan	14.2
Russia	8.7
Turkey	7.6
Hong Kong	5.2
India	4.7
Brazil	3.0
Thailand	2.3
Poland	2.3
United Arab Emirates	1.9
Mexico	1.7
Netherlands	1.2
South Africa	1.2
Hungary	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	1.6

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge**		(8.32)%	(24.58)%	(7.56)%	(3.37)%
Without Sales Charge		(3.25)	(20.42)	(6.56)	(2.73)
CLASS C SHARES	February 28, 2008
With CDSC***		(4.46)	(21.81)	(7.03)	(3.22)
Without CDSC		(3.46)	(20.81)	(7.03)	(3.22)
CLASS R5 SHARES	February 28, 2008	(3.06)	(20.10)	(6.13)	(2.29)
CLASS R6 SHARES	September 1, 2015	(2.88)	(20.02)	(6.11)	(2.28)
SELECT CLASS SHARES	February 28, 2008	(3.05)	(20.22)	(6.31)	(2.48)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.53%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	(0.13)%

Net Assets as of 4/30/2016 (In Thousands)	$2,247,554

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and its underweight position and security selection in the materials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in CCR SA, Sberbank of Russia OJSC and Siliconware Precision Industries Co. Shares of CCR, a Brazilian operator of tolled highways, rose on news that it would sell its 32% stake in electronic toll road payment company Servicos e Tecnologia de Pagamentos SA. Shares of Sberbank, a Russian bank, rose on better than expected quarterly earnings. Shares of Siliconware, a Taiwanese provider of semiconductor packaging and testing, rose on news of a takeover offer from Advanced Semiconductor Engineering Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Housing

Development Finance Corp, Vipshop Holdings Ltd. and Magnit PAO. Shares of Housing Development Finance, an Indian mortgage lender, fell on investor concerns about slowing loan growth and a weakening housing market in India. Shares of Vipshop Holdings, an online discount retailer based in China, declined on weakness in revenue and earnings. Shares of Magnit, a Russian food retailer, fell on weakness in sales.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions were the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund as invested were in the utilities, telecommunication services and materials sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Tencent Holdings Ltd. (China)	4.1%
2.	AIA Group Ltd. (Hong Kong)	3.9
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.6
4.	Tata Consultancy Services Ltd. (India)	3.3
5.	Housing Development Finance Corp., Ltd. (India)	3.3
6.	HDFC Bank Ltd., ADR (India)	2.5
7.	Bidvest Group Ltd. (The) (South Africa)	2.4
8.	Infosys Ltd., ADR (India)	2.2
9.	Sberbank PAO (Russia)	2.1
10.	ITC Ltd. (India)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
India	20.6%
South Africa	16.6
China	11.4
Brazil	11.2
Hong Kong	6.3
Taiwan	6.1
Russia	5.9
South Korea	4.0
Indonesia	3.3
Mexico	2.5
Thailand	2.1
United Kingdom	1.5
Peru	1.3
Australia	1.2
Switzerland	1.0
Others (each less than 1.0%)	2.8
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(3.98)%	(17.65)%	(5.13)%	1.91%
Without Sales Charge		1.33	(13.09)	(4.10)	2.46
CLASS C SHARES	February 28, 2006
With CDSC***		0.11	(14.49)	(4.58)	1.95
Without CDSC		1.11	(13.49)	(4.58)	1.95
CLASS R6 SHARES	December 23, 2013	1.58	(12.65)	(3.68)	2.90
INSTITUTIONAL CLASS SHARES	November 15, 1993	1.53	(12.72)	(3.72)	2.88
SELECT CLASS SHARES	September 10, 2001	1.43	(12.87)	(3.87)	2.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.73%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	(0.13)%

Net Assets as of 4/30/2016 (In Thousands)	$2,789

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its security selection in the telecommunication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in BB Seguridade Participacoes SA, OTP Bank Nyrt and Siliconware Precision Industries Ltd. Shares of BB Seguridade, a Brazilian insurer, rose after the company issued a forecast for profit growth. Shares of OTP Bank, Hungary’s largest bank, rose on improved credit conditions. Shares of Siliconware, a Taiwanese provider of semiconductor packaging and testing, rose on news of a takeover offer from Advanced Semiconductor Engineering Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Advanced Info

Services Public Co., China Resources Power Holdings Co. and MTN Group Ltd. Shares of Advanced Info Services, a Thailand mobile communications provider, fell after the company failed to win any new wireless spectrum at a government auction. Shares of China Resources Power, an investment company based in China, declined on investor concerns about earnings growth. Shares of MTN Group, a mobile communications provider based in South Africa, fell as fluctuations in currency exchange rates hurt revenue.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.9%
2.	AMBEV S.A., ADR (Brazil)	3.0
3.	China Mobile Ltd. (Hong Kong)	2.8
4.	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Mexico)	2.7
5.	Komercni Banka A.S. (Czech Republic)	2.7
6.	Banco Santander Chile, ADR (Chile)	2.7
7.	KT&G Corp. (South Korea)	2.6
8.	Delta Electronics, Inc. (Taiwan)	2.6
9.	BB Seguridade Participacoes S.A. (Brazil)	2.6
10.	Bidvest Group Ltd. (The) (South Africa)	2.3

SUMMARY OF INVESTMENTS BY COUNTRY*
Taiwan	22.4%
South Africa	14.9
Hong Kong	10.3
Brazil	9.3
Russia	8.1
South Korea	6.2
China	5.9
Mexico	3.5
Czech Republic	2.7
Chile	2.7
Turkey	2.3
Thailand	2.1
Saudi Arabia	2.0
Hungary	1.9
United Arab Emirates	1.8
Poland	1.7
Indonesia	1.1
Singapore	1.1

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
With Sales Charge**		(3.82)%	(21.02)%	(12.80)%
Without Sales Charge		1.49	(16.67)	(9.33)
CLASS C SHARES	December 12, 2014
With CDSC***		0.33	(18.02)	(9.73)
Without CDSC		1.33	(17.02)	(9.73)
CLASS R5 SHARES	December 12, 2014	1.80	(16.28)	(8.89)
CLASS R6 SHARES	December 12, 2014	1.73	(16.23)	(8.85)
SELECT CLASS SHARES	December 12, 2014	1.73	(16.43)	(9.05)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.67)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	(1.05)%

Net Assets as of 4/30/2016 (In Thousands)	$6,854,192

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection in the health care and transportation services & consumer cyclicals sectors were leading detractors from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the technology-semiconductors and utilities sectors was a leading positive contributor to relative performance. By region, the Fund’s security selection in North America was the leading detractor from relative performance, while the Fund’s security selection in the U.K. made a small but positive contribution to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	1.8%
2.	Microsoft Corp. (United States)	1.5
3.	Facebook, Inc., Class A (United States)	1.1
4.	Exxon Mobil Corp. (United States)	1.0
5.	Amazon.com, Inc. (United States)	1.0
6.	Wells Fargo & Co. (United States)	1.0
7.	Nestle S.A. (Switzerland)	0.9
8.	Alphabet, Inc., Class C (United States)	0.9
9.	Pfizer, Inc. (United States)	0.8
10.	General Electric Co. (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	56.3%
Japan	8.6
United Kingdom	6.7
Switzerland	4.1
Canada	3.8
France	3.7
Germany	3.6
Australia	2.7
Netherlands	2.2
Ireland	1.2
Hong Kong	1.2
Spain	1.0
Italy	1.0
Others (each less than 1.0%)	3.9

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
With Sales Charge**		(6.95)%	(9.67)%	4.36%	5.82%
Without Sales Charge		(1.77)	(4.66)	6.24	7.63
CLASS C SHARES	February 28, 2013
With CDSC***		(3.01)	(6.10)	5.73	7.10
Without CDSC		(2.01)	(5.10)	5.73	7.10
CLASS R2 SHARES	February 28, 2013	(1.88)	(4.87)	5.98	7.36
SELECT CLASS SHARES	February 28, 2013	(1.67)	(4.40)	6.52	7.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(6.14)%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	(0.94)%

Net Assets as of 4/30/2016 (In Thousands)	$2,533

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection and overweight position in the financials sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection and overweight positions in both the information technology and consumer discretionary sectors were leading positive contributors to relative performance.

By region, the Fund’s security selection and overweight position in the U.K. and its overweight position in continental Europe were leading detractors from relative performance, while the Fund’s overweight position in North America and its underweight position in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included overweight positions in Barclays PLC, Sanofi SA and AXA SA. Shares of Barclays, a U.K. financial services company, fell as its investment banking unit continued to struggle and the company’s new chief executive lowered near-term earnings expectations. Shares of Sanofi, a pharmaceuticals company, declined after the company’s new chief executive warned of sluggish earnings growth in the near term. Shares of AXA, an insurance company, fell as financial market turbulence and low interest rates raised questions about the ability of life insurers to generate investment income.

Leading individual contributors to the Fund’s relative performance included overweight positions in Qualcomm Inc., 21st Century Fox Inc. and Hewlett-Packard Co. Shares of Qualcomm, a provider of digital communications products, rose on investor expectations for improved earnings, a new mobile licensing agreement with Lenovo and news that Samsung Electronics would use Qualcomm’s Snapdragon processer in its smartphones. Shares of 21st Century Fox, a media and entertainment company, rose as Pay-TV subscriptions stabilized, advertising revenue remained strong and the company released several box office hit movies. Shares of Hewlett-Packard, a provider of technology services, rose following a prolonged period of underperformance and as management cut costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Twenty-First Century Fox, Inc., Class A (United States)	4.2%
2.	Time, Inc. (United States)	3.7
3.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.5
4.	Citigroup, Inc. (United States)	3.3
5.	Amazon.com, Inc. (United States)	3.1
6.	MetLife, Inc. (United States)	3.0
7.	McKesson Corp. (United States)	2.9
8.	NXP Semiconductors N.V. (Netherlands)	2.6
9.	Alphabet, Inc., Class C (United States)	2.4
10.	Sanofi (France)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	56.0%
China	8.6
Switzerland	6.2
Japan	5.6
United Kingdom	5.5
France	5.0
Israel	3.5
Netherlands	2.6
Ireland	2.2
India	1.9
Germany	1.4
Others (each less than 1.0%)	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(11.17)%	(13.18)%	4.00%	7.85%
Without Sales Charge		(6.26)	(8.36)	5.88	9.17
CLASS C SHARES	November 30, 2011
With CDSC***		(7.48)	(9.80)	5.35	8.63
Without CDSC		(6.48)	(8.80)	5.35	8.63
CLASS R2 SHARES	November 30, 2011	(6.42)	(8.59)	5.61	8.90
CLASS R5 SHARES	November 30, 2011	(6.12)	(7.98)	6.33	9.65
CLASS R6 SHARES	November 30, 2011	(6.10)	(7.94)	6.40	9.71
SELECT CLASS SHARES	November 30, 2011	(6.14)	(8.06)	6.20	9.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.90)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.07)%

Net Assets as of 4/30/2016 (In Thousands)	$3,343,109

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark during the six month reporting period. The Fund’s security selection in the information technology and consumer staples sectors was a leading positive contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Credit Suisse Group AG, Sumitomo Mitsui Financial Group and Barclays PLC. Shares of both Credit Suisse Group, a Swiss bank, and Barclays, a U.K. bank, declined amid weakness in their investment banking business. Additionally, both banks named new chief executives who reduced near-term earnings expectations. Shares of Sumitomo Mitsui Financial Group, a Japanese financial services company, fell after the Bank of Japan imposed negative interest rates on banks’ excess reserves.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Japan Tobacco Inc., Makita Corp. and BG Group PLC. Shares of Japan Tobacco rose as the company continued to return capital to shareholders in the form of dividends. Shares of Makita, a Japanese maker of power tools, rose as a weaker yen and economic recovery in Europe helped lift earnings. Shares of BG Group, a U.K. producer of natural gas, rose on news of a takeover offer from Royal Dutch Shell PLC.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	2.4%
2.	Roche Holding AG (Switzerland)	2.3
3.	Novartis AG (Switzerland)	2.1
4.	Japan Tobacco, Inc. (Japan)	2.1
5.	Prudential plc (United Kingdom)	2.1
6.	HSBC Holdings plc (United Kingdom)	1.9
7.	UBS Group AG (Switzerland)	1.9
8.	Allianz SE (Germany)	1.7
9.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.7
10.	SAP SE (Germany)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.7%
United Kingdom	20.6
Switzerland	12.0
France	11.9
Germany	7.9
Netherlands	5.6
Hong Kong	4.4
China	3.1
South Korea	2.1
Belgium	1.6
Denmark	1.3
Taiwan	1.2
Australia	1.1
Israel	1.1
India	1.0
Others (each less than 1.0%)	1.5
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(10.07)%	(17.70)%	(0.88)%	0.41%
Without Sales Charge		(5.07)	(13.15)	0.19	0.95
CLASS C SHARES	January 31, 2003
With CDSC***		(6.32)	(14.59)	(0.32)	0.42
Without CDSC		(5.32)	(13.59)	(0.32)	0.42
CLASS R2 SHARES	November 3, 2008	(5.17)	(13.33)	(0.06)	0.75
CLASS R5 SHARES	May 15, 2006	(4.85)	(12.74)	0.63	1.40
CLASS R6 SHARES	November 30, 2010	(4.77)	(12.70)	0.69	1.42
SELECT CLASS SHARES	January 1, 1997	(4.90)	(12.90)	0.44	1.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.26)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.07)%

Net Assets as of 4/30/2016 (In Thousands)	$115,356

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s security selection in the telecommunications sector and its security selection and underweight position in the banks sector were leading contributors to performance relative to the Benchmark for the six month reporting period, while the Fund’s security selection in the health care sector and the transportation services and consumer cyclical sector were leading detractors from relative performance.

The Fund’s security selection in Continental Europe and Japan was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position to the Pacific region, excluding Japan, and its overweight position in North America were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., Japan Tobacco Inc. and Danske Bank A/S. Shares of all three companies, Nippon Telegraph, a Japanese provider of telecommunications services, Japan Tobacco and Danske Bank, a Danish bank, rose as they continued to return capital to shareholders in the form of dividends and/or share buybacks.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dai-Ichi Life Insurance Co., CTT — Correios de Portugal SA and Carnival PLC. Shares of Dai-Ichi Life, a Japanese insurer, fell amid equity market turbulence and the Bank of Japan’s decision to adopt negative interest rates, which raised investor questions about the ability of life insurers to generate investment gains. Shares of CTT, a Portuguese provider of parcel and courier services, fell on disappointing earnings results. Shares of Carnival, a cruise ship operator, fell amid investor concerns that earnings may be hurt by the impact of global terrorist attacks and the spread of the Zika virus.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	GlaxoSmithKline plc (United Kingdom)	3.4%
2.	Japan Tobacco, Inc. (Japan)	2.9
3.	WPP plc (United Kingdom)	2.8
4.	Wolseley plc (Switzerland)	2.7
5.	Anheuser-Busch InBev S.A./N.V. (Belgium)	2.7
6.	Bayer AG (Germany)	2.5
7.	UPM-Kymmene OYJ (Finland)	2.5
8.	Nippon Telegraph & Telephone Corp. (Japan)	2.5
9.	Atlantia S.p.A. (Italy)	2.5
10.	Sumitomo Mitsui Financial Group, Inc., ADR (Japan)	2.4

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	20.2%
Japan	17.3
Germany	9.0
Netherlands	5.3
France	4.9
Switzerland	4.6
Australia	3.9
Israel	3.6
Taiwan	3.5
Belgium	2.7
Finland	2.5
Italy	2.5
Norway	2.4
Russia	2.3
New Zealand	2.0
United States	1.8
Denmark	1.5
Ireland	1.3
India	1.3
Canada	1.2
Others (each less than 1.0%)	1.8
Short-Term Investment	4.4

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge**		(7.52)%	(12.48)%	2.21%	2.85%
Without Sales Charge		(2.38)	(7.64)	3.32	3.93
CLASS C SHARES	February 28, 2011
With CDSC***		(3.63)	(9.14)	2.80	3.40
Without CDSC		(2.63)	(8.14)	2.80	3.40
CLASS R2 SHARES	February 28, 2011	(2.53)	(7.88)	3.05	3.66
CLASS R5 SHARES	February 28, 2011	(2.14)	(7.24)	3.77	4.39
CLASS R6 SHARES	January 30, 2015	(2.12)	(7.14)	3.77	4.39
SELECT CLASS SHARES	February 28, 2011	(2.26)	(7.35)	3.59	4.21

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to April 30, 2016. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(3.57)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.07)%

Net Assets as of 4/30/2016 (In Thousands)	$2,623,178

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection in the health care sector and its underweight position and security selection in the basic industries sector were leading detractors from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the industrial cyclical and technology semiconductors sectors was a leading contributor to relative performance.

By region, the Fund’s underweight position in the Pacific region, excluding Japan, and its overweight position in emerging markets were leading detractors from relative performance. Emerging markets were not represented in the Benchmark. The Fund’s security selection in Japan and the U.K. contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Telecom Italia SpA, Mitsubishi UFJ Financial Group Inc. and Nokia Corp. Shares of Telecom Italia, an Italian telecommunications provider, fell as political and economic turmoil in Brazil weighed on the company’s Brazilian unit and undermined group earnings. Shares of Mitsubishi UFJ Financial, a Japanese bank, fell after the Bank of Japan imposed negative interest rates on banks’ excess reserves. Shares of Nokia, a Finnish telecommunications provider, declined on investor disappointment with the size of a damages award after the company won a patent case against Samsung Electronics.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., Keyence Corp. and Daikin Industries Ltd. Shares of Nippon Telegraph and Telephone, a Japanese telecommunications provider, rose as the company continued to return capital to shareholders through shares buybacks and dividends. Shares of Keyence, a Japanese maker of sensors used in factory automation equipment, rose on record high operating profit. Shares of Daikin Industries, a Japanese maker of air conditioners, rose amid sales growth in in emerging markets, an expanding U.S. presence, and as a weaker yen boosted earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Roche Holding AG (Switzerland)	2.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.3
3.	GlaxoSmithKline plc (United Kingdom)	2.3
4.	Anheuser-Busch InBev S.A./N.V. (Belgium)	2.1
5.	British American Tobacco plc (United Kingdom)	2.1
6.	Vodafone Group plc (United Kingdom)	1.9
7.	Nippon Telegraph & Telephone Corp. (Japan)	1.9
8.	Reckitt Benckiser Group plc (United Kingdom)	1.7
9.	HSBC Holdings plc (United Kingdom)	1.7
10.	UBS Group AG (Switzerland)	1.6

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	23.9%
United Kingdom	22.9
France	8.6
Germany	7.6
Switzerland	6.3
Netherlands	5.3
Australia	3.9
Denmark	3.5
Italy	3.3
Sweden	2.2
Belgium	2.1
Finland	1.8
Hong Kong	1.6
Norway	1.5
Ireland	1.4
Others (each less than 1.0%)	2.2
Short-Term Investment	1.9

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		(8.83)%	(13.64)%	(0.22)%	0.87%
Without Sales Charge		(3.80)	(8.83)	0.86	1.42
CLASS C SHARES	July 31, 2007
With CDSC***		(5.12)	(10.35)	0.34	0.90
Without CDSC		(4.12)	(9.35)	0.34	0.90
CLASS R6 SHARES	November 30, 2010	(3.47)	(8.26)	1.40	1.93
INSTITUTIONAL CLASS SHARES	February 26, 1997	(3.57)	(8.41)	1.30	1.87
SELECT CLASS SHARES	September 10, 2001	(3.65)	(8.57)	1.13	1.68

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.53)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.07)%

Net Assets as of 4/30/2016 (In Thousands)	$1,207,960

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection in both the transportation services & consumer cyclical sector and the health care sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrial cyclicals sector was a leading positive contributor to relative performance.

By region, the Fund’s security selection and underweight position in the Pacific region, excluding Japan, detracted from relative performance, while the Fund’s security selection in Japan and Europe contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.5%
2.	Roche Holding AG (Switzerland)	1.8
3.	British American Tobacco plc (United Kingdom)	1.6
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
5.	Toyota Motor Corp. (Japan)	1.5
6.	Novartis AG (Switzerland)	1.4
7.	Bayer AG (Germany)	1.3
8.	GlaxoSmithKline plc (United Kingdom)	1.2
9.	Vodafone Group plc (United Kingdom)	1.2
10.	HSBC Holdings plc (United Kingdom)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.0%
United Kingdom	18.1
Switzerland	9.7
France	9.4
Germany	9.2
Netherlands	6.3
Australia	5.9
Italy	2.7
Hong Kong	2.4
Spain	2.3
Finland	1.9
Sweden	1.8
Ireland	1.7
Denmark	1.1
Belgium	1.1
Others (each less than 1.0%)	2.4
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		(8.71)%	(14.21)%	(0.59)%	0.44%
Without Sales Charge		(3.63)	(9.43)	0.49	0.98
CLASS C SHARES	November 4, 1997
With CDSC***		(4.80)	(10.83)	(0.07)	0.34
Without CDSC		(3.80)	(9.83)	(0.07)	0.34
CLASS R2 SHARES	November 3, 2008	(3.73)	(9.64)	0.25	0.73
SELECT CLASS SHARES	October 28, 1992	(3.53)	(9.18)	0.75	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI,

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.27)%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	(1.75)%

Net Assets as of 4/30/2016 (In Thousands)	$95,743

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection in the financials sector and its underweight position in the materials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and telecommunication services sectors were leading contributors to relative performance.

By region, the Fund’s security selection in Continental Europe and its underweight position and security selection in the Pacific region, excluding Japan, were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Nokia Corp., Barclays PLC and Compagnie Financiere Richmont SA. Shares of Nokia, a Finnish telecommunications provider, declined as investors were disappointed with the size of an award of damages after the company won a patent case against Samsung Electronics. Shares of Barclays, a U.K. financial services company, fell on weakness in its investment banking business and after its new chief executive reduced near-term earnings expectations. Shares of Richmont, a Swiss luxury goods company, fell as slowing growth in China undermined its earnings prospects.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Japan Tobacco Inc., Covestro AG and CNOOC Ltd. Shares of Japan Tobacco rose as the company continued to return capital to shareholders in the form of dividends. Shares of Covestro, a German plastics company, rose following its initial public offering and on better than expected revenue, particularly in China. Shares of CNOOC, China’s large petroleum exploration and drilling company, rose as global oil prices rebounded from February lows.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and “change” companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.4%
2.	Nokia OYJ (Finland)	3.3
3.	Vodafone Group plc (United Kingdom)	3.0
4.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	2.9
5.	Roche Holding AG (Switzerland)	2.9
6.	Anheuser-Busch InBev S.A./N.V. (Belgium)	2.9
7.	Continental AG (Germany)	2.8
8.	Pernod Ricard S.A. (France)	2.6
9.	Baidu, Inc., ADR (China)	2.6
10.	LafargeHolcim Ltd. (Switzerland)	2.5

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	20.3%
Japan	12.1
Switzerland	10.2
France	7.4
Netherlands	6.2
Germany	6.1
China	6.0
Hong Kong	4.1
Israel	3.4
Finland	3.4
South Korea	2.9
Belgium	2.9
India	2.0
Taiwan	1.8
Denmark	1.7
Italy	1.6
South Africa	1.5
Ireland	1.5
Canada	1.5
Short-Term Investment	3.4

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(8.55)%	(14.05)%	0.51%	6.01%
Without Sales Charge		(3.46)	(9.28)	2.33	7.31
CLASS C SHARES	November 30, 2011
With CDSC***		(4.71)	(10.71)	1.81	6.76
Without CDSC		(3.71)	(9.71)	1.81	6.76
CLASS R2 SHARES	November 30, 2011	(3.59)	(9.51)	2.07	7.03
CLASS R5 SHARES	November 30, 2011	(3.25)	(8.84)	2.80	7.79
CLASS R6 SHARES	November 30, 2011	(3.21)	(8.81)	2.84	7.84
SELECT CLASS SHARES	November 30, 2011	(3.27)	(8.93)	2.63	7.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(5.47)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(4.53)%

Net Assets as of 4/30/2016 (In Thousands)	$2,207,991

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s security selection in the technology-hardware and insurance sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection and overweight position in the telecommunications sector and its security selection in the energy sector were leading contributors to relative performance.

By region, the Fund’s underweight position and security selection in the Pacific region, excluding Japan, and its security selection in Continental Europe were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the U.K. and emerging markets was a leading contributor to relative performance. Emerging markets were not represented in the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Telecom Italia SpA, Nokia Corp. and Mitsubishi UFJ Financial Group. Shares of Telecom Italia, an Italian telecommunications provider, fell as political and economic turmoil in Brazil weighed on the company’s Brazilian unit, which hurt parent company earnings. Shares of Nokia, a Finnish telecommunications provider, declined on investor disappointment with the size of a damages award after the company won a patent case against Samsung Electronics. Shares of Mitsubishi UFJ Financial, a Japanese bank, fell after the Bank of Japan imposed negative interest rates on banks’ excess deposits.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., Daikin Industries Ltd. and Norsk Hydro ASA. Shares of Nippon Telegraph and Telephone, a Japanese telecommunications provider, rose on as the company continued to return capital to shareholders through share buybacks and dividends. Shares of Daikin Industries, a Japanese maker of air conditioners, rose on the sales growth in emerging markets, an expanding presence in the U.S., and as a weaker yen boosted company earnings. Shares of Norsk Hydro, a Norwegian aluminum producer, rose as metal prices rebounded and the company reported better than expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	TOTAL S.A (France)	3.3
3.	Vodafone Group plc (United Kingdom)	2.7
4.	Nippon Telegraph & Telephone Corp. (Japan)	2.6
5.	GlaxoSmithKline plc (United Kingdom)	2.6
6.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
7.	AXA S.A. (France)	2.2
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.1
9.	Rio Tinto plc (United Kingdom)	1.9
10.	Prudential plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	20.2%
United Kingdom	20.0
France	11.7
Netherlands	7.8
Germany	7.5
Switzerland	4.6
Italy	4.0
Australia	3.1
Sweden	3.0
Belgium	2.1
Hong Kong	1.8
Finland	1.8
Spain	1.8
Ireland	1.4
Israel	1.2
Norway	1.1
Luxembourg	1.1
China	1.1
South Korea	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	2.3

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(10.65)%	(17.66)%	(2.38)%	(0.24)%
Without Sales Charge		(5.71)	(13.12)	(1.32)	0.30
CLASS C SHARES	July 11, 2006
With CDSC***		(6.93)	(14.46)	(1.79)	(0.19)
Without CDSC		(5.93)	(13.46)	(1.79)	(0.19)
CLASS R2 SHARES	November 3, 2008	(5.83)	(13.26)	(1.56)	0.11
CLASS R6 SHARES	November 30, 2010	(5.44)	(12.60)	(0.80)	0.78
INSTITUTIONAL CLASS SHARES	November 4, 1993	(5.47)	(12.70)	(0.91)	0.72
SELECT CLASS SHARES	September 10, 2001	(5.57)	(12.81)	(1.04)	0.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(4.39)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.07)%

Net Assets as of 4/30/2016 (In Thousands)	$2,588,044

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

During the reporting period, in general, securities exhibiting the value characteristics sought by the Fund’s portfolio managers, including low price-to-book and low price-to-earnings ratios, underperformed the broader market. In contrast, securities exhibiting quality characteristics (high operating profitability) and growth characteristics (high earnings momentum and high medium term price momentum) that were sought by the portfolio managers, in general, outperformed the broader market during the six month period. Price-to-earnings ratio is the price of a share divided by per share earnings for a twelve month period. Price-to-book ratio is the current closing price of a share divided by the book value per share for the most recent quarter.

The Fund’s security selection in the materials and health care sectors was a leading detractor from performance relative to the Benchmark for the six month period. The Fund’s security selection in the consumer discretionary and industrials sectors was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion. This influence is believed to give rise to persistent growth, value and quality anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth, value and/or quality characteristics.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.2%
2.	Roche Holding AG (Switzerland)	1.9
3.	Nestle S.A. (Switzerland)	1.5
4.	British American Tobacco plc (United Kingdom)	1.3
5.	Unilever N.V., CVA (United Kingdom)	1.3
6.	Novo Nordisk A/S, Class B (Denmark)	1.2
7.	TOTAL S.A. (France)	1.2
8.	Sanofi (France)	1.1
9.	Novartis AG (Switzerland)	1.1
10.	Vodafone Group plc (United Kingdom)	1.1

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	21.2%
United Kingdom	17.1
France	11.0
Germany	8.6
Switzerland	8.0
Australia	6.3
Netherlands	5.1
Hong Kong	3.5
Sweden	2.7
Spain	2.6
Denmark	2.4
Belgium	1.5
Italy	1.4
Ireland	1.3
Others (each less than 1.0%)	4.6
Short-Term Investment	2.7

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(9.54)%	(14.56)%	(0.27)%	0.12%
Without Sales Charge		(4.54)	(9.81)	0.81	0.66
CLASS C SHARES	February 28, 2006
With CDSC***		(5.81)	(11.24)	0.30	0.16
Without CDSC		(4.81)	(10.24)	0.30	0.16
CLASS R2 SHARES	November 3, 2008	(4.68)	(10.02)	0.55	0.47
CLASS R6 SHARES	May 29, 2015	(4.34)	(9.36)	1.31	1.17
INSTITUTIONAL CLASS SHARES	April 30, 2001	(4.39)	(9.46)	1.29	1.16
SELECT CLASS SHARES	February 28, 2006	(4.35)	(9.44)	1.08	0.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Brazil — 2.2%
1,934	Banco do Brasil S.A.	12,267
799	Estacio Participacoes S.A.	2,779
1,760	MRV Engenharia e Participacoes S.A.	6,147
713	Sul America S.A.	3,434

		24,627

	China — 25.9%
1,076	AAC Technologies Holdings, Inc.	7,465
2,264	ANTA Sports Products Ltd.	5,767
30,968	Bank of China Ltd., Class H	12,539
9,536	Belle International Holdings Ltd.	5,816
1,062	Biostime International Holdings Ltd.	2,949
16,978	China CITIC Bank Corp., Ltd., Class H (a)	10,648
17,654	China Everbright Bank Co., Ltd., Class H	8,005
5,037	China Lesso Group Holdings Ltd.	2,769
3,566	China Mengniu Dairy Co., Ltd.	6,030
8,080	China Merchants Bank Co., Ltd., Class H	17,700
10,311	China Minsheng Banking Corp., Ltd., Class H	9,685
5,454	China Railway Construction Corp., Ltd., Class H	6,933
3,904	China Vanke Co., Ltd., Class H	9,744
370	Chlitina Holding Ltd.	2,599
9,174	CNOOC Ltd.	11,373
6,220	CSPC Pharmaceutical Group Ltd.	5,528
17,100	Geely Automobile Holdings Ltd.	8,500
15,779	GOME Electrical Appliances Holdings Ltd.	2,024
5,723	Great Wall Motor Co., Ltd., Class H	4,305
7,632	Guangzhou Automobile Group Co., Ltd, Class H	8,869
7,958	Huadian Power International Corp., Ltd., Class H	4,081
8,882	Huaneng Power International, Inc., Class H	6,335
41,374	Industrial & Commercial Bank of China Ltd., Class H	22,152
98	NetEase, Inc., ADR	13,831
100	New Oriental Education & Technology Group, Inc., ADR	3,914
5,684	PICC Property & Casualty Co., Ltd., Class H	10,340
1,971	Ping An Insurance Group Co. of China Ltd., Class H	9,250
1,529	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	3,240
4,562	Shenzhen Expressway Co., Ltd., Class H	4,049
574	Shenzhou International Group Holdings Ltd.	2,967
2,506	Sinopharm Group Co., Ltd., Class H	10,713
1,857	Sunny Optical Technology Group Co., Ltd.	5,727
801	Tencent Holdings Ltd.	16,305
2,322	TravelSky Technology Ltd., Class H	4,315
582	Trina Solar Ltd., ADR (a)	5,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
1,387	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	2,285
8,724	Xinyi Solar Holdings Ltd.	3,439
7,868	Zhejiang Expressway Co., Ltd., Class H	8,028
2,491	ZTE Corp., Class H	3,875

		289,767

	Cyprus — 0.2%
180	QIWI plc, ADR	2,202

	Egypt — 0.4%
1,106	Commercial International Bank Egypt SAE, GDR	4,130

	Hong Kong — 5.2%
942	China Mobile Ltd.	10,815
1,808	China Overseas Land & Investment Ltd.	5,739
3,274	China Resources Land Ltd.	8,043
11,516	China Travel International Investment Hong Kong Ltd.	3,356
2,954	COSCO Pacific Ltd.	3,141
34,875	REXLot Holdings Ltd.	625
2,891	Shenzhen International Holdings Ltd.	4,717
11,820	Sino Biopharmaceutical Ltd.	8,376
7,172	Skyworth Digital Holdings Ltd.	4,668
10,415	WH Group Ltd. (a) (e)	8,413

		57,893

	Hungary — 1.0%
426	OTP Bank plc	11,296

	India — 4.7%
1,872	Apollo Tyres Ltd.	4,503
779	Bharat Petroleum Corp., Ltd.	11,473
306	Ceat Ltd.	5,052
809	HCL Technologies Ltd.	9,131
769	Hindustan Petroleum Corp., Ltd.	9,653
570	Housing Development Finance Corp., Ltd.	9,337
592	Jubilant Life Sciences Ltd.	3,554

		52,703

	Mexico — 1.7%
416	Coca-Cola Femsa S.A.B. de C.V., Series L	3,618
109	Fomento Economico Mexicano S.A.B. de C.V., ADR	10,205
333	Gruma S.A.B. de C.V., Class B	4,862

		18,685

	Netherlands — 1.2%
2,211	Steinhoff International Holdings N.V.	13,832

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Poland — 2.3%
410	Eurocash S.A.	5,865
821	Polski Koncern Naftowy Orlen S.A.	14,801
3,629	Polskie Gornictwo Naftowe i Gazownictwo S.A.	4,833

		25,499

	Russia — 7.7%
3,390	Gazprom PAO, ADR	17,612
4	Lukoil PJSC, ADR	162
263	Lukoil PJSC, ADR	11,218
83	Magnit PJSC	11,492
4,929	Magnitogorsk Iron & Steel Works OJSC	1,811
868	Mobile TeleSystems PJSC, ADR	8,037
2,439	Moscow Exchange MICEX-RTS PJSC	3,855
140	Ros Agro plc, GDR (e)	2,100
1,564	Sberbank PAO, ADR	12,571
591	Severstal PAO, Reg. S, GDR	6,880
238	Tatneft PAO, ADR	7,511
185	X5 Retail Group N.V., GDR (a)	3,659

		86,908

	Singapore — 0.7%
268	Jardine Cycle & Carriage Ltd.	7,656

	South Africa — 1.2%
472	Spar Group Ltd. (The)	7,058
893	Truworths International Ltd.	6,667

		13,725

	South Korea — 16.2%
18	BGF retail Co., Ltd.	2,980
103	Coway Co., Ltd.	8,886
25	GS Home Shopping, Inc.	4,003
83	GS Retail Co., Ltd.	3,896
190	Hankook Tire Co., Ltd.	8,843
46	Hyosung Corp.	4,886
51	Hyundai Mobis Co., Ltd.	11,646
777	Industrial Bank of Korea	8,263
259	Kangwon Land, Inc.	9,702
321	Kia Motors Corp.	13,474
277	Korea Electric Power Corp.	15,027
139	KT&G Corp.	15,019
609	LG Display Co., Ltd.	12,676
352	LG Uplus Corp.	3,450
20	Lotte Chemical Corp.	5,054
54	NCSoft Corp.	10,838
240	Partron Co., Ltd.	2,338
17	Samsung Electronics Co., Ltd.	18,329
188	Shinhan Financial Group Co., Ltd.	6,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
324	SK Hynix, Inc.	7,947
96	S-Oil Corp.	7,287

		181,431

	Taiwan — 14.2%
9,856	Advanced Semiconductor Engineering, Inc.	9,484
980	Casetek Holdings Ltd.	4,401
1,047	Catcher Technology Co., Ltd.	7,328
5,886	Compeq Manufacturing Co., Ltd.	3,257
2,592	Elite Material Co., Ltd.	4,610
792	Feng TAY Enterprise Co., Ltd.	3,405
1,996	FLEXium Interconnect, Inc.	4,577
3,572	Foxconn Technology Co., Ltd.	7,348
6,282	Fubon Financial Holding Co., Ltd.	7,610
904	Grape King Bio Ltd.	5,434
4,451	Hon Hai Precision Industry Co., Ltd.	10,603
1,178	Hota Industrial Manufacturing Co., Ltd.	5,636
18,574	Innolux Corp.	5,732
143	Largan Precision Co., Ltd.	9,982
3,937	Pegatron Corp.	8,294
5,710	Pou Chen Corp.	7,178
1,727	Ruentex Industries Ltd.	2,405
1,214	Shin Zu Shing Co., Ltd.	3,455
91	Silicon Motion Technology Corp., ADR	3,507
284	St. Shine Optical Co., Ltd.	5,303
1,928	Taiwan Paiho Ltd.	5,789
611	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	14,409
5,841	Uni-President Enterprises Corp.	10,515
3,003	Win Semiconductors Corp.	5,639
1,472	Zhen Ding Technology Holding Ltd.	3,085

		158,986

	Thailand — 2.3%
40,280	IRPC PCL, NVDR	5,869
22,891	Krung Thai Bank PCL, NVDR (a)	11,438
10,899	Star Petroleum Refining PCL, NVDR (a)	3,428
2,703	Thai Oil PCL, NVDR	5,099

		25,834

	Turkey — 7.6%
1,183	Arcelik A.S.	7,942
463	BIM Birlesik Magazalar A.S.	10,194
816	Dogus Otomotiv Servis ve Ticaret A.S.	3,521
559	TAV Havalimanlari Holding A.S.	3,260
2,083	Tekfen Holding A.S.	4,451
786	Tofas Turk Otomobil Fabrikasi A.S.	6,217

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — continued
4,095	Turk Hava Yollari AO (a)	10,093
4,407	Turkiye Garanti Bankasi A.S.	13,565
2,926	Turkiye Halk Bankasi A.S.	11,237
6,276	Turkiye Is Bankasi, Class C	11,004
2,649	Turkiye Sise ve Cam Fabrikalari A.S.	3,700

		85,184

	United Arab Emirates — 1.9%
7,626	Aldar Properties PJSC	5,619
2,041	Dubai Islamic Bank PJSC	3,221
6,826	Emaar Properties PJSC	12,491

		21,331

	Total Common Stocks (Cost $1,097,405)	1,081,689

Preferred Stocks — 1.8%
	Brazil — 0.8%
499	Braskem S.A., Class A	3,572
409	Cia Brasileira de Distribuicao	5,983

		9,555

	Russia — 1.0%
17,118	Surgutneftegas OAO	11,109

	Total Preferred Stocks (Cost $20,292)	20,664

Short-Term Investment — 1.6%
	Investment Company — 1.6%
17,419	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $17,419)	17,419

	Total Investments — 100.0% (Cost $1,135,116)	1,119,772
	Other Assets in Excess of Liabilities — 0.0% (g)	132

	NET ASSETS — 100.0%	$1,119,904

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.7%
Oil, Gas & Consumable Fuels	10.8
Electronic Equipment, Instruments & Components	6.3
Food & Staples Retailing	4.6
Semiconductors & Semiconductor Equipment	4.5
Technology Hardware, Storage & Peripherals	4.1
Real Estate Management & Development	3.7
Household Durables	3.7
Automobiles	3.7
Auto Components	3.2
Food Products	3.1
Textiles, Apparel & Luxury Goods	3.0
Internet Software & Services	2.7
Transportation Infrastructure	2.1
Insurance	2.1
Wireless Telecommunication Services	1.7
Pharmaceuticals	1.6
IT Services	1.4
Electric Utilities	1.3
Tobacco	1.3
Health Care Providers & Services	1.2
Beverages	1.2
Hotels, Restaurants & Leisure	1.2
Chemicals	1.2
Diversified Financial Services	1.0
Construction & Engineering	1.0
Distributors	1.0
Software	1.0
Others (each less than 1.0%)	8.0
Short-Term Investment	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Australia — 1.2%
5,054	Oil Search Ltd.	26,792

	Brazil — 10.5%
5,376	AMBEV S.A., ADR	30,054
4,198	BB Seguridade Participacoes S.A.	36,519
6,394	CCR S.A.	29,804
2,286	Cielo S.A.	22,164
1,271	Itau Unibanco Holding S.A. (Preference Shares), ADR	12,116
2,059	Itau Unibanco Holding S.A., ADR	19,619
4,286	Kroton Educacional S.A.	15,976
4,343	Lojas Renner S.A.	26,074
846	Marcopolo S.A.	485
1,595	Ultrapar Participacoes S.A.	33,651
2,312	WEG S.A.	10,216

		236,678

	China — 10.6%
146	Alibaba Group Holding Ltd., ADR (a)	11,195
152	Baidu, Inc., ADR (a)	29,613
6,281	Chongqing Changan Automobile Co., Ltd., Class B	10,861
17,190	CNOOC Ltd.	21,235
28,040	Geely Automobile Holdings Ltd.	13,938
1,336	JD.com, Inc., ADR (a)	34,148
4,530	Tencent Holdings Ltd.	92,184
1,464	Tsingtao Brewery Co., Ltd., Class H	5,526
1,468	Vipshop Holdings Ltd., ADR (a)	20,027

		238,727

	Cyprus — 0.2%
1,207	Globaltrans Investment plc, Reg. S, GDR	4,606

	Hong Kong — 6.3%
14,439	AIA Group Ltd.	86,412
55	Jardine Matheson Holdings Ltd.	3,013
379	Jardine Matheson Holdings Ltd.	20,886
8,793	Sands China Ltd.	31,326

		141,637

	India — 20.6%
1,472	Asian Paints Ltd.	19,196
1,483	HDFC Bank Ltd.	30,275
874	HDFC Bank Ltd., ADR	54,958
4,444	Housing Development Finance Corp., Ltd.	72,828
1,195	IndusInd Bank Ltd.	18,854
2,601	Infosys Ltd., ADR	48,901
9,496	ITC Ltd.	46,492
2,017	Kotak Mahindra Bank Ltd.	21,781
1,546	Lupin Ltd.	37,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
1,956	Tata Consultancy Services Ltd.	74,685
631	Tata Motors Ltd., ADR (a)	19,184
369	UltraTech Cement Ltd.	17,589

		462,123

	Indonesia — 3.3%
60,007	Astra International Tbk PT	30,451
23,697	Bank Central Asia Tbk PT	23,387
26,601	Bank Rakyat Indonesia Persero Tbk PT	20,788

		74,626

	Mexico — 2.5%
12,283	Fibra Uno Administracion S.A. de C.V.	29,243
3,077	Infraestructura Energetica Nova S.A.B. de C.V.	12,024
1,130	Promotora y Operadora de Infraestructura S.A.B. de C.V.	14,333

		55,600

	Panama — 0.9%
314	Copa Holdings S.A., Class A	20,012

	Peru — 1.3%
206	Credicorp Ltd.	29,932

	Russia — 5.9%
15	Lukoil PJSC, ADR	616
704	Lukoil PJSC, ADR	30,009
250	Magnit PJSC	34,710
181	Magnit PJSC, Reg. S, GDR	6,271
664	Mail.Ru Group Ltd., Reg. S, GDR (a)	13,438
24,879	Sberbank PAO	47,497

		132,541

	South Africa — 16.6%
1,470	Aspen Pharmacare Holdings Ltd. (a)	34,688
2,078	Bidvest Group Ltd. (The)	52,801
388	Capitec Bank Holdings Ltd.	16,104
14,127	FirstRand Ltd.	45,407
7,097	Life Healthcare Group Holdings Ltd.	18,618
1,457	Mr Price Group Ltd.	18,519
256	Naspers Ltd., Class N	35,162
2,418	Remgro Ltd.	43,450
8,354	Sanlam Ltd.	40,571
2,189	Shoprite Holdings Ltd.	26,343
6,467	Woolworths Holdings Ltd.	41,643

		373,306

	South Korea — 4%
182	Hyundai Motor Co.	22,849
562	Kia Motors Corp.	23,584

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — continued
40	Samsung Electronics Co., Ltd.	43,860

		90,293

	Switzerland — 1.0%
371	Luxoft Holding, Inc. (a)	21,451

	Taiwan — 6.1%
5,316	Delta Electronics, Inc.	24,624
4,270	President Chain Store Corp.	30,191
3,460	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	81,613

		136,428

	Thailand — 2.0%
4,240	Kasikornbank PCL, NVDR	20,103
1,480	Siam Cement PCL (The)	20,728
379	Siam Cement PCL (The), NVDR	5,279

		46,110

	Turkey — 0.6%
943	Ford Otomotiv Sanayi A.S.	12,680

	United Kingdom — 1.5%
551	SABMiller plc	33,759

	United States — 0.5%
149	EPAM Systems, Inc. (a)	10,865

	Total Common Stocks (Cost $1,981,188)	2,148,166

Preferred Stocks — 0.7%
	Brazil — 0.7%
1,071	Itau Unibanco Holding S.A.	10,242
6,486	Marcopolo S.A.	4,507

	Total Preferred Stocks (Cost $18,647)	14,749

Structured Instruments — 0.7%
	China — 0.7%
	Low Exercise Cash Settled Call Warrants — 0.7%
	Chongqing Changan Automobile Co., Ltd.,
3,931	expiring 10/13/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	9,669
2,681	expiring 2/17/17 (Strike Price $1.00) (issued through UBS AG) (a)	6,626

	Total Structured Instruments (Cost $17,045)	16,295

NUMBER OF WARRANTS
Warrant — 0.5%
	Saudi Arabia — 0.5%
840	Almarai Co., expiring 07/24/17 (Strike Price $1.00) (a) (Cost $11,257)	12,501

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
49,636	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $49,636)	49,636

	Total Investments — 99.7% (Cost $2,077,773)	2,241,347
	Other Assets in Excess of Liabilities — 0.3%	6,207

	NET ASSETS — 100.0%	$2,247,554

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.0%
IT Services	7.9
Insurance	7.3
Internet Software & Services	6.5
Automobiles	6.0
Oil, Gas & Consumable Fuels	5.0
Food & Staples Retailing	4.4
Diversified Financial Services	4.0
Semiconductors & Semiconductor Equipment	3.6
Industrial Conglomerates	3.4
Thrifts & Mortgage Finance	3.2
Pharmaceuticals	3.2
Beverages	3.1
Multiline Retail	3.0
Internet & Catalog Retail	2.4
Tobacco	2.1
Transportation Infrastructure	2.0
Technology Hardware, Storage & Peripherals	2.0
Construction Materials	1.9
Media	1.6
Hotels, Restaurants & Leisure	1.4
Real Estate Investment Trusts (REITs)	1.3
Electronic Equipment, Instruments & Components	1.1
Others (each less than 1.0%)	6.4
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 88.7%
		Brazil — 8.8%
14		AMBEV S.A., ADR	79
4		Banco Bradesco S.A., ADR (a)	32
3		Banco do Brasil S.A.	19
8		BB Seguridade Participacoes S.A.	68
4		Tractebel Energia S.A.	48

			246

		Chile — 2.6%
4		Banco Santander Chile, ADR	72

		China — 2.3%
78		China Construction Bank Corp., Class H	50
7		Fuyao Glass Industry Group Co., Ltd., Class H (a) (e)	15

			65

		Czech Republic — 2.6%
—	(h)	Komercni Banka A.S.	72

		Hong Kong — 9.7%
7		China Mobile Ltd.	75
24		China Resources Power Holdings Co., Ltd.	40
3		Hang Seng Bank Ltd.	45
25		HKT Trust & HKT Ltd.	36
16		Sands China Ltd.	56
2		VTech Holdings Ltd.	19

			271

		Hungary — 1.8%
2		OTP Bank plc	51

		Indonesia — 1.1%
109		Telekomunikasi Indonesia Persero Tbk PT (a)	29

		Mexico — 3.3%
12		Bolsa Mexicana de Valores S.A.B. de C.V.	21
31		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	72

			93

		Poland — 1.6%
5		Powszechny Zaklad Ubezpieczen S.A.	44

		Russia — 6.8%
1		Lukoil PJSC, ADR	49
1		MegaFon PJSC, Reg. S, GDR	17
2		MMC Norilsk Nickel PJSC, ADR	25
2		Mobile TeleSystems PJSC, ADR	23
31		Moscow Exchange MICEX-RTS PJSC	50
2		Severstal PAO, Reg. S, GDR	27

			191

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — 1.0%
64		Hutchison Port Holdings Trust, Class U	28

		South Africa — 14.1%
7		AVI Ltd.	46
5		Barclays Africa Group Ltd.	54
2		Bidvest Group Ltd. (The)	61
17		FirstRand Ltd.	55
2		Imperial Holdings Ltd.	26
22		Life Healthcare Group Holdings Ltd.	57
32		MMI Holdings Ltd.	54
3		Vodacom Group Ltd.	39

			392

		South Korea — 5.9%
1		Kangwon Land, Inc.	24
1		KT&G Corp.	69
—	(h)	Samsung Electronics Co., Ltd.	39
2		SK Telecom Co., Ltd., ADR	32

			164

		Taiwan — 21.2%
4		Asustek Computer, Inc.	38
21		Cheng Shin Rubber Industry Co., Ltd.	44
9		Chicony Electronics Co., Ltd.	22
15		Delta Electronics, Inc.	68
10		Far EasTone Telecommunications Co., Ltd. (a)	23
7		MediaTek, Inc.	50
9		Novatek Microelectronics Corp.	31
6		President Chain Store Corp.	42
19		Quanta Computer, Inc.	30
12		Siliconware Precision Industries Co., Ltd.	18
4		Simplo Technology Co., Ltd.	13
16		Taiwan Mobile Co., Ltd.	53
4		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	104
37		Vanguard International Semiconductor Corp.	56

			592

		Thailand — 2.0%
4		Siam Cement PCL (The)	56

		Turkey — 2.2%
6		Eregli Demir ve Celik Fabrikalari TAS	11
6		Tofas Turk Otomobil Fabrikasi A.S.	51

			62

		United Arab Emirates — 1.7%
13		First Gulf Bank PJSC	46

		Total Common Stocks (Cost $2,657)	2,474

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.8%
	Russia — 0.8%
34	Surgutneftegas OAO (Cost $23)	22

Structured Instruments — 3.3%
	China — 3.3%
	Low Exercise Cash Settled Call Warrants — 3.3%
20	Fuyao Glass Industry Group Co., Ltd., expiring 09/23/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	44
8	Midea Group Co. Ltd., expiring 02/17/17 (Strike Price $1.00) (issued through UBS AG) (a)	38
2	Midea Group Co., Ltd., expiring 10/29/18 (Strike Price $0.00) (issued through BNP Paribas) (a)	10

	Total Structured Instruments (Cost $83)	92

NUMBER OF WARRANTS
Warrants — 1.9%
	Saudi Arabia — 1.9%
3	Al Rajhi Bank, expiring 08/22/16 (Strike Price $1.00) (a)	43
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	10

	Total Warrants (Cost $47)	53

	Total Investments — 94.7% (Cost $2,810)	2,641
	Other Assets in Excess of Liabilities — 5.3%	148

	NET ASSETS — 100.0%	$2,789

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.4%
Wireless Telecommunication Services	9.9
Semiconductors & Semiconductor Equipment	9.8
Insurance	6.3
Technology Hardware, Storage & Peripherals	4.9
Diversified Financial Services	4.8
Independent Power & Renewable Electricity Producers	3.3
Electronic Equipment, Instruments & Components	3.1
Hotels, Restaurants & Leisure	3.0
Beverages	3.0
Household Products	2.7
Oil, Gas & Consumable Fuels	2.7
Tobacco	2.6
Construction Materials	2.5
Diversified Telecommunication Services	2.5
Metals & Mining	2.4
Industrial Conglomerates	2.3
Auto Components	2.2
Health Care Providers & Services	2.2
Automobiles	1.9
Food Products	1.7
Food & Staples Retailing	1.6
Capital Markets	1.4
Transportation Infrastructure	1.1
Distributors	1.0
Others (each less than 1.0%)	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	Australia — 2.7%
119	AGL Energy Ltd.	1,652
987	Alumina Ltd.	1,115
299	Amcor Ltd.	3,486
531	AMP Ltd.	2,360
306	APA Group	2,027
60	Aristocrat Leisure Ltd.	456
205	Asciano Ltd.	1,372
19	ASX Ltd.	613
637	Aurizon Holdings Ltd.	2,059
683	Australia & New Zealand Banking Group Ltd.	12,522
61	Bendigo & Adelaide Bank Ltd.	430
649	BHP Billiton Ltd.	10,132
459	BHP Billiton plc	6,278
237	Boral Ltd.	1,154
297	Brambles Ltd.	2,808
71	Caltex Australia Ltd.	1,739
71	Challenger Ltd.	480
209	Coca-Cola Amatil Ltd.	1,361
19	Cochlear Ltd.	1,520
349	Commonwealth Bank of Australia	19,498
166	Computershare Ltd.	1,274
23	Crown Resorts Ltd.	207
92	CSL Ltd.	7,315
341	Dexus Property Group	2,177
266	DUET Group	455
127	Fortescue Metals Group Ltd.	327
449	Goodman Group	2,340
211	GPT Group (The)	805
184	Incitec Pivot Ltd.	448
352	Insurance Australia Group Ltd.	1,536
175	LendLease Group	1,682
72	Macquarie Group Ltd.	3,457
487	Medibank Private Ltd.	1,158
1,368	Mirvac Group	1,936
521	National Australia Bank Ltd.	10,692
148	Newcrest Mining Ltd. (a)	2,158
339	Oil Search Ltd.	1,798
112	Orica Ltd.	1,297
267	Origin Energy Ltd.	1,099
341	Qantas Airways Ltd. (a)	832
357	QBE Insurance Group Ltd.	3,002
40	Ramsay Health Care Ltd.	1,988
25	REA Group Ltd.	948
317	Santos Ltd.	1,141
958	Scentre Group	3,400
15	SEEK Ltd.	180

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
44		Sonic Healthcare Ltd.	651
1,438		South32 Ltd. (a)	1,798
490		Stockland	1,621
338		Suncorp Group Ltd.	3,198
319		Sydney Airport	1,645
341		Tabcorp Holdings Ltd.	1,143
166		Tatts Group Ltd.	472
869		Telstra Corp., Ltd.	3,528
131		TPG Telecom Ltd.	1,062
499		Transurban Group	4,377
110		Treasury Wine Estates Ltd.	773
1,285		Vicinity Centres	3,229
215		Wesfarmers Ltd.	6,955
342		Westfield Corp.	2,612
675		Westpac Banking Corp.	15,844
156		Woodside Petroleum Ltd.	3,347
293		Woolworths Ltd.	4,902

			183,871

		Austria — 0.0% (g)
—	(h)	Telekom Austria AG	—	(h)

		Belgium — 0.4%
175		Anheuser-Busch InBev S.A.	21,665
79		Delhaize Group	8,251

			29,916

		Canada — 3.7%
38		Agrium, Inc.	3,283
98		Alimentation Couche-Tard, Inc., Class B	4,303
157		Bank of Montreal	10,222
283		Bank of Nova Scotia (The)	14,837
262		Barrick Gold Corp.	5,075
53		BCE, Inc.	2,468
204		Brookfield Asset Management, Inc., Class A	6,900
98		Canadian Imperial Bank of Commerce	7,914
209		Canadian National Railway Co.	12,875
265		Canadian Natural Resources Ltd.	7,959
133		Canadian Pacific Railway Ltd.	19,244
27		Canadian Tire Corp., Ltd., Class A	2,995
194		Cenovus Energy, Inc.	3,074
78		CGI Group, Inc., Class A (a)	3,542
7		Constellation Software, Inc.	2,624
94		Crescent Point Energy Corp.	1,577
44		Dollarama, Inc.	3,145
191		Enbridge, Inc.	7,941
194		Encana Corp.	1,486

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
7		Fairfax Financial Holdings Ltd.	3,900
163		First Quantum Minerals Ltd.	1,393
69		Fortis, Inc.	2,190
38		Franco-Nevada Corp.	2,683
82		Gildan Activewear, Inc.	2,533
202		Goldcorp, Inc.	4,079
73		Great-West Lifeco, Inc.	2,154
71		Imperial Oil Ltd.	2,351
33		Intact Financial Corp.	2,476
117		Inter Pipeline Ltd.	2,505
62		Loblaw Cos. Ltd.	3,417
203		Magna International, Inc.	8,508
451		Manulife Financial Corp.	6,653
71		Metro, Inc.	2,385
82		National Bank of Canada	2,941
78		Pembina Pipeline Corp.	2,339
207		Potash Corp. of Saskatchewan, Inc.	3,658
89		Power Corp. of Canada	2,165
62		Power Financial Corp.	1,621
72		Restaurant Brands International, Inc.	3,119
93		Rogers Communications, Inc., Class B	3,621
357		Royal Bank of Canada	22,189
97		Shaw Communications, Inc., Class B	1,803
95		Silver Wheaton Corp.	1,981
146		Sun Life Financial, Inc.	4,996
379		Suncor Energy, Inc.	11,137
452		Toronto-Dominion Bank (The)	20,132
171		TransCanada Corp.	7,111

			257,504

		China — 0.0% (g)
412		Yangzijiang Shipbuilding Holdings Ltd.	302

		Colombia — 0.0%
—	(h)	Pacific Exploration and Production Corp. (a)	—	(h)

		Denmark — 0.8%
6		AP Moeller — Maersk A/S, Class B	8,812
51		Chr Hansen Holding A/S	3,198
241		Danske Bank A/S	6,830
23		Genmab A/S (a)	3,411
406		Novo Nordisk A/S, Class B	22,660
62		Pandora A/S	8,091

			53,002

		Finland — 0.5%
1,899		Nokia OYJ	11,209
—	(h)	Nokian Renkaat OYJ	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Finland — continued
479	UPM-Kymmene OYJ	9,167
266	Wartsila OYJ Abp	11,430

		31,806

	France — 3.7%
172	Air Liquide S.A.	19,492
244	Airbus Group SE	15,284
102	Arkema S.A.	8,160
742	AXA S.A.	18,742
386	BNP Paribas S.A.	20,449
176	Bouygues S.A.	5,885
92	Capgemini S.A.	8,579
174	Cie de Saint-Gobain	7,965
77	Cie Generale des Etablissements Michelin	8,000
32	Danone S.A.	2,270
101	Engie S.A.	1,663
23	L’Oreal S.A.	4,113
13	LVMH Moet Hennessy Louis Vuitton SE	2,171
1,735	Natixis S.A.	9,572
272	Orange S.A.	4,513
112	Publicis Groupe S.A.	8,263
127	Renault S.A.	12,297
261	Sanofi	21,481
121	Schneider Electric SE (a)	7,929
32	Societe Generale S.A.	1,260
102	Sodexo S.A.	10,318
136	Thales S.A.	11,762
626	TOTAL S.A.	31,617
25	Unibail-Rodamco SE	6,621
194	Vivendi S.A.	3,736

		252,142

	Germany — 3.4%
124	adidas AG	16,050
105	Allianz SE	17,793
97	BASF SE	8,011
279	Bayer AG	32,281
38	Bayerische Motoren Werke AG	3,514
186	Brenntag AG	10,927
52	Continental AG	11,344
282	Daimler AG	19,667
279	Deutsche Bank AG	5,297
389	Deutsche Post AG	11,422
642	Deutsche Telekom AG	11,263
970	E.ON SE	10,054
143	HeidelbergCement AG	12,735
852	Infineon Technologies AG	12,152

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — continued
50	Linde AG	7,595
26	Muenchener Rueckversicherungs-Gesellschaft AG	4,784
239	SAP SE	18,787
119	Siemens AG	12,446
1,335	Telefonica Deutschland Holding AG	6,792

		232,914

	Hong Kong — 1.2%
2,496	AIA Group Ltd.	14,940
53	ASM Pacific Technology Ltd.	384
85	Bank of East Asia Ltd. (The)	310
925	BOC Hong Kong Holdings Ltd.	2,761
572	Cathay Pacific Airways Ltd.	912
176	Cheung Kong Infrastructure Holdings Ltd.	1,661
464	Cheung Kong Property Holdings Ltd.	3,168
650	CK Hutchison Holdings Ltd.	7,774
446	CLP Holdings Ltd.	4,123
409	Galaxy Entertainment Group Ltd.	1,375
153	Hang Lung Properties Ltd.	305
192	Hang Seng Bank Ltd.	3,487
318	Henderson Land Development Co., Ltd.	1,984
322	HKT Trust & HKT Ltd.	467
1,641	Hong Kong & China Gas Co., Ltd.	3,056
229	Hong Kong Exchanges and Clearing Ltd.	5,760
49	Hongkong Land Holdings Ltd.	309
38	Jardine Matheson Holdings Ltd.1	2,112
342	Kerry Properties Ltd.	929
908	Li & Fung Ltd.	562
349	Link REIT	2,114
240	MTR Corp., Ltd.	1,187
499	New World Development Co., Ltd.	496
311	NWS Holdings Ltd.	472
293	Power Assets Holdings Ltd.	2,783
653	Sands China Ltd.	2,327
1,068	Sino Land Co., Ltd.	1,677
330	Sun Hung Kai Properties Ltd.	4,159
204	Swire Pacific Ltd., Class A	2,208
99	Techtronic Industries Co., Ltd.	369
699	WH Group Ltd. (a) (e)	564
412	Wharf Holdings Ltd. (The)	2,227
388	Wheelock & Co., Ltd.	1,796
223	Yue Yuen Industrial Holdings Ltd.	810

		79,568

	Ireland — 1.2%
310	Accenture plc, Class A	35,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — continued
182	Allegion plc	11,902
148	James Hardie Industries plc, CDI	2,071
119	Medtronic plc	9,402
29	Perrigo Co. plc	2,810
241	Shire plc	15,029
152	XL Group plc	4,990

		81,217

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	8,427

	Italy — 1.0%
584	Assicurazioni Generali S.p.A.	8,926
319	Atlantia S.p.A.	8,899
3,031	Enel S.p.A.	13,777
48	Eni S.p.A.	783
5,013	Intesa Sanpaolo S.p.A.	13,936
984	Snam S.p.A.	6,019
6,576	Telecom Italia S.p.A. (a)	6,422
1,853	UniCredit S.p.A.	7,185

		65,947

	Japan — 8.5%
27	AEON Financial Service Co., Ltd.	600
143	Aeon Mall Co., Ltd.	1,968
193	Air Water, Inc.	2,899
218	Ajinomoto Co., Inc.	5,027
61	Alfresa Holdings Corp.	1,165
318	Amada Holdings Co., Ltd.	3,195
19	Asahi Group Holdings Ltd.	590
135	Asahi Kasei Corp.	924
344	Astellas Pharma, Inc.	4,638
201	Bridgestone Corp.	7,395
277	Canon, Inc.	7,732
54	Casio Computer Co., Ltd.	1,024
45	Central Japan Railway Co.	7,865
471	Chiba Bank Ltd. (The)	2,379
141	Chubu Electric Power Co., Inc.	1,860
54	Chugai Pharmaceutical Co., Ltd.	1,813
702	Concordia Financial Group Ltd. (a)	3,380
67	Dai Nippon Printing Co., Ltd.	628
165	Daicel Corp.	2,066
406	Dai-ichi Life Insurance Co., Ltd. (The)	4,878
78	Daiichi Sankyo Co., Ltd.	1,826
77	Daikin Industries Ltd.	6,144
26	Daito Trust Construction Co., Ltd.	3,677
220	Daiwa House Industry Co., Ltd.	5,867

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
65		DeNA Co., Ltd.	1,092
61		Denso Corp.	2,300
70		Dentsu, Inc.	3,562
807		DIC Corp.	1,856
82		East Japan Railway Co.	7,188
52		Eisai Co., Ltd.	3,194
81		Electric Power Development Co., Ltd.	2,432
20		FamilyMart Co., Ltd.	1,066
44		FANUC Corp.	6,515
7		Fast Retailing Co., Ltd.	1,790
471		Fuji Electric Co., Ltd.	2,004
136		Fuji Heavy Industries Ltd.	4,475
144		FUJIFILM Holdings Corp.	5,923
520		Hankyu Hanshin Holdings, Inc.	3,296
141		Haseko Corp.	1,277
32		Hisamitsu Pharmaceutical Co., Inc.	1,523
1,444		Hitachi Ltd.	6,617
52		Hitachi Metals Ltd.	525
74		Hokuriku Electric Power Co.	969
424		Honda Motor Co., Ltd.	11,431
104		Hoya Corp.	3,979
148		Hulic Co., Ltd.	1,472
175		Inpex Corp.	1,390
347		ITOCHU Corp.	4,405
70		Itochu Techno-Solutions Corp.	1,368
83		Japan Airlines Co., Ltd.	3,002
116		Japan Exchange Group, Inc.	1,725
—	(h)	Japan Prime Realty Investment Corp.	591
—	(h)	Japan Real Estate Investment Corp.	1,980
—	(h)	Japan Retail Fund Investment Corp.	1,157
289		Japan Tobacco, Inc.	11,792
161		JFE Holdings, Inc.	2,265
135		JSR Corp.	1,844
54		JTEKT Corp.	685
155		JX Holdings, Inc.	664
520		Kajima Corp.	3,230
296		Kansai Electric Power Co., Inc. (The) (a)	2,606
110		Kao Corp.	6,057
942		Kawasaki Heavy Industries Ltd.	2,642
360		KDDI Corp.	10,379
67		Keikyu Corp.	606
259		Keio Corp.	2,281
90		Kewpie Corp.	2,341
13		Keyence Corp.	7,612
234		Kirin Holdings Co., Ltd.	3,371
195		Komatsu Ltd.	3,344

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
7		Kose Corp.	613
148		Kubota Corp.	2,156
27		Kurita Water Industries Ltd.	647
13		Kyocera Corp.	665
161		Kyowa Hakko Kirin Co., Ltd.	2,860
155		Kyushu Electric Power Co., Inc. (a)	1,553
7		Lawson, Inc.	519
81		LIXIL Group Corp.	1,690
130		M3, Inc.	3,504
19		Mabuchi Motor Co., Ltd.	941
831		Marubeni Corp.	4,409
39		Maruichi Steel Tube Ltd.	1,146
175		Mazda Motor Corp.	2,669
14		MEIJI Holdings Co., Ltd.	1,040
58		Mitsubishi Chemical Holdings Corp.	302
410		Mitsubishi Corp.	6,890
474		Mitsubishi Electric Corp.	5,037
143		Mitsubishi Estate Co., Ltd.	2,717
672		Mitsubishi Heavy Industries Ltd.	2,389
269		Mitsubishi Materials Corp.	853
74		Mitsubishi Tanabe Pharma Corp.	1,318
3,232		Mitsubishi UFJ Financial Group, Inc.	14,915
617		Mitsubishi UFJ Lease & Finance Co., Ltd.	2,687
182		Mitsui & Co., Ltd.	2,218
740		Mitsui Chemicals, Inc.	2,454
135		Mitsui Fudosan Co., Ltd.	3,297
1,009		Mitsui Mining & Smelting Co., Ltd.	1,894
471		Mitsui OSK Lines Ltd.	1,001
3,459		Mizuho Financial Group, Inc.	5,184
25		MS&AD Insurance Group Holdings, Inc.	671
57		Murata Manufacturing Co., Ltd.	7,368
192		NGK Insulators Ltd.	3,943
135		NH Foods Ltd.	3,009
75		Nidec Corp.	5,525
13		Nintendo Co., Ltd.	1,747
—	(h)	Nippon Building Fund, Inc.	2,034
135		Nippon Electric Glass Co., Ltd.	715
135		Nippon Express Co., Ltd.	616
—	(h)	Nippon Prologis REIT, Inc.	360
162		Nippon Steel & Sumitomo Metal Corp.	3,377
206		Nippon Telegraph & Telephone Corp.	9,205
405		Nissan Motor Co., Ltd.	3,598
185		Nisshin Seifun Group, Inc.	3,034
39		Nitori Holdings Co., Ltd.	3,609
52		Nitto Denko Corp.	2,801
646		Nomura Holdings, Inc.	2,744

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
1	Nomura Real Estate Master Fund, Inc.	1,161
13	Nomura Research Institute Ltd.	470
242	NSK Ltd.	2,112
257	NTT DOCOMO, Inc.	6,166
45	Obic Co., Ltd.	2,349
104	Olympus Corp.	4,048
75	Omron Corp.	2,383
68	Ono Pharmaceutical Co., Ltd.	3,041
77	Oriental Land Co., Ltd.	5,326
439	ORIX Corp.	6,211
27	Otsuka Corp.	1,283
149	Otsuka Holdings Co., Ltd.	5,793
323	Panasonic Corp.	2,879
144	Rakuten, Inc.	1,561
61	Santen Pharmaceutical Co., Ltd.	867
27	Secom Co., Ltd.	2,067
128	Seiko Epson Corp.	2,094
108	Sekisui Chemical Co., Ltd.	1,345
157	Seven & i Holdings Co., Ltd.	6,402
68	Shimadzu Corp.	1,018
19	Shimamura Co., Ltd.	2,565
13	Shimano, Inc.	1,923
122	Shin-Etsu Chemical Co., Ltd.	6,839
1,481	Shinsei Bank Ltd.	2,076
65	Shionogi & Co., Ltd.	3,313
47	Shiseido Co., Ltd.	1,048
134	Shizuoka Bank Ltd. (The)	993
7	SMC Corp.	1,658
225	SoftBank Group Corp.	12,082
31	Sompo Japan Nipponkoa Holdings, Inc.	822
326	Sony Corp.	7,903
27	Stanley Electric Co., Ltd.	547
66	Sumitomo Chemical Co., Ltd.	298
358	Sumitomo Electric Industries Ltd.	4,301
134	Sumitomo Metal Mining Co., Ltd.	1,512
345	Sumitomo Mitsui Financial Group, Inc.	10,385
1,278	Sumitomo Mitsui Trust Holdings, Inc.	3,928
130	Sumitomo Realty & Development Co., Ltd.	3,780
27	Sundrug Co., Ltd.	1,911
34	Suntory Beverage & Food Ltd.	1,472
47	Suruga Bank Ltd.	916
74	Suzuken Co., Ltd.	2,536
153	Suzuki Motor Corp.	4,201
20	Sysmex Corp.	1,263
324	Takashimaya Co., Ltd.	2,365
132	Takeda Pharmaceutical Co., Ltd.	6,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
47	Terumo Corp.	1,791
61	Tohoku Electric Power Co., Inc.	773
218	Tokio Marine Holdings, Inc.	7,133
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,512
46	Tokyo Electron Ltd.	3,007
715	Tokyo Gas Co., Ltd.	3,156
87	Tokyo Tatemono Co., Ltd.	1,154
68	Tokyu Corp.	589
435	Tokyu Fudosan Holdings Corp.	2,956
387	Toppan Printing Co., Ltd.	3,309
67	Toray Industries, Inc.	560
67	Toyota Industries Corp.	2,916
610	Toyota Motor Corp.	30,936
27	Toyota Tsusho Corp.	609
103	Unicharm Corp.	2,125
1	United Urban Investment Corp.	929
52	West Japan Railway Co.	3,139
390	Yahoo Japan Corp.	1,745
582	Yamada Denki Co., Ltd.	2,929
81	Yamaha Motor Co., Ltd.	1,321
194	Yamato Holdings Co., Ltd.	3,911

		585,295

	Luxembourg — 0.1%
1,413	ArcelorMittal	7,977

	Netherlands — 2.2%
465	Aegon N.V.	2,674
140	ASML Holding N.V. (a)	13,536
146	Heineken Holding N.V.	12,048
39	Heineken N.V.	3,644
1,427	ING Groep N.V., CVA	17,488
2,205	Koninklijke KPN N.V.	8,664
562	Koninklijke Philips N.V.	15,438
290	NN Group N.V.	10,059
142	NXP Semiconductors N.V. (a)	12,093
1,322	Royal Dutch Shell plc, Class A	34,629
820	Royal Dutch Shell plc, Class B	21,524

		151,797

	New Zealand — 0.1%
291	Auckland International Airport Ltd.	1,249
192	Contact Energy Ltd.	680
262	Fletcher Building Ltd.	1,525
102	Ryman Healthcare Ltd.	637
579	Spark New Zealand Ltd.	1,497

		5,588

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — 0.2%
676	DNB ASA	8,646
942	Norsk Hydro ASA	4,096

		12,742

	Portugal — 0.1%
1,337	EDP — Energias de Portugal S.A.	4,755
437	Galp Energia SGPS S.A.	6,010

		10,765

	Singapore — 0.9%
169	Ascendas Real Estate Investment Trust	308
213	Broadcom Ltd.	31,054
335	CapitaLand Ltd.	772
379	CapitaLand Mall Trust	582
390	ComfortDelGro Corp., Ltd.	836
472	DBS Group Holdings Ltd.	5,343
771	Genting Singapore plc	466
866	Global Logistic Properties Ltd.	1,229
2,431	Hutchison Port Holdings Trust, Class U	1,079
17	Jardine Cycle & Carriage Ltd.	477
449	Keppel Corp., Ltd.	1,795
796	Oversea-Chinese Banking Corp., Ltd.	5,172
79	Singapore Exchange Ltd.	443
153	Singapore Press Holdings Ltd.	461
1,756	Singapore Telecommunications Ltd.	5,024
304	United Overseas Bank Ltd.	4,185
618	Wilmar International Ltd.	1,698

		60,924

	Spain — 1.0%
762	Banco Bilbao Vizcaya Argentaria S.A.	5,236
3,491	Banco Santander S.A.	17,726
8,117	Bankia S.A.	7,572
1,157	Distribuidora Internacional de Alimentacion S.A.	6,436
1,654	Iberdrola S.A.	11,776
386	Industria de Diseno Textil S.A.	12,409
723	Telefonica S.A.	7,912

		69,067

	Sweden — 0.7%
63	Assa Abloy AB, Class B	1,331
442	Electrolux AB, Series B	12,830
1,109	Nordea Bank AB	10,782
1,207	Sandvik AB	12,404
1,625	Telia Co. AB	7,771

		45,118

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — 4.1%
186	ABB Ltd. (a)	3,936
58	Actelion Ltd. (a)	9,461
244	Chubb Ltd.	28,756
216	Cie Financiere Richemont S.A.	14,433
597	Credit Suisse Group AG (a)	9,086
318	LafargeHolcim Ltd. (a)	16,130
800	Nestle S.A.	59,695
423	Novartis AG	32,202
190	Roche Holding AG	48,140
21	Syngenta AG	8,385
348	TE Connectivity Ltd.	20,719
774	UBS Group AG	13,414
204	Wolseley plc	11,425
15	Zurich Insurance Group AG (a)	3,350

		279,132

	United Kingdom — 6.7%
1,394	3i Group plc	9,672
82	Anglo American plc	920
230	Associated British Foods plc	10,326
134	AstraZeneca plc	7,665
1,746	Aviva plc	11,060
508	BAE Systems plc	3,546
1,804	Barclays plc	4,530
596	Barratt Developments plc	4,638
3,201	BP plc	17,637
629	British American Tobacco plc	38,324
1,159	BT Group plc	7,511
516	Capita plc	7,555
2,867	Centrica plc	10,011
137	Compass Group plc	2,444
146	Delphi Automotive plc	10,714
281	Diageo plc	7,596
1,011	Dixons Carphone plc	6,294
1,443	GlaxoSmithKline plc	30,849
399	Hammerson plc	3,417
2,515	HSBC Holdings plc	16,668
157	Imperial Brands plc	8,518
274	InterContinental Hotels Group plc	10,943
2,866	ITV plc	9,446
1,822	Kingfisher plc	9,706
32	Liberty Global plc, Class A (a)	1,210
122	Liberty Global plc, Series C (a)	4,469
17,732	Lloyds Banking Group plc	17,404
319	National Grid plc	4,548
87	Pentair plc	5,051

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
204	Persimmon plc	5,935
957	Prudential plc	18,881
75	Randgold Resources Ltd.	7,474
241	Reckitt Benckiser Group plc	23,458
98	Rio Tinto Ltd.	3,843
357	Rio Tinto plc	11,972
1,389	RSA Insurance Group plc	9,327
307	SABMiller plc	18,784
1,430	Standard Chartered plc	11,556
2,563	Tesco plc (a)	6,443
413	Unilever N.V., CVA	18,144
7,938	Vodafone Group plc	25,574
166	Whitbread plc	9,396
342	WPP plc	7,992

		461,451

	United States — 56.2%
10	3M Co.	1,667
524	Abbott Laboratories	20,381
102	AbbVie, Inc.	6,246
318	Adobe Systems, Inc. (a)	29,948
183	Aetna, Inc.	20,552
95	Alexion Pharmaceuticals, Inc. (a)	13,221
113	Allergan plc (a)	24,550
41	Alliance Data Systems Corp. (a)	8,378
71	Alphabet, Inc., Class A (a)	50,004
85	Alphabet, Inc., Class C (a)	59,222
140	Altria Group, Inc.	8,801
102	Amazon.com, Inc. (a)	66,952
165	American Electric Power Co., Inc.	10,460
456	American International Group, Inc.	25,448
67	American Water Works Co., Inc.	4,849
129	Ameriprise Financial, Inc.	12,351
65	Amgen, Inc.	10,278
71	Anadarko Petroleum Corp.	3,769
64	Analog Devices, Inc.	3,590
102	Anthem, Inc.	14,426
46	Apache Corp.	2,512
1,281	Apple, Inc.	120,085
126	Archer-Daniels-Midland Co.	5,018
21	Arrow Electronics, Inc. (a)	1,273
269	Arthur J. Gallagher & Co.	12,387
1,308	AT&T, Inc.	50,786
101	Automatic Data Processing, Inc.	8,934
90	AvalonBay Communities, Inc.	15,923
82	Baker Hughes, Inc.	3,987

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
3,524	Bank of America Corp.	51,309
215	Bank of New York Mellon Corp. (The)	8,661
26	Becton, Dickinson and Co.	4,230
254	Berkshire Hathaway, Inc., Class B (a)	36,931
226	Best Buy Co., Inc.	7,235
59	Biogen, Inc. (a)	16,225
35	BioMarin Pharmaceutical, Inc. (a)	2,978
64	BlackRock, Inc.	22,784
19	Boston Beer Co., Inc. (The), Class A (a)	3,025
68	Boston Properties, Inc.	8,718
918	Boston Scientific Corp. (a)	20,121
603	Bristol-Myers Squibb Co.	43,517
350	Cabot Oil & Gas Corp.	8,192
241	Capital One Financial Corp.	17,462
150	Carnival Corp.	7,359
38	Caterpillar, Inc.	2,981
199	CBS Corp. (Non-Voting), Class B	11,108
303	Celgene Corp. (a)	31,323
22	Centene Corp. (a)	1,375
570	Charles Schwab Corp. (The)	16,207
97	Charter Communications, Inc., Class A (a)	20,532
423	Chevron Corp.	43,250
53	Cigna Corp.	7,359
727	Cisco Systems, Inc.	19,982
1,035	Citigroup, Inc.	47,899
195	Citizens Financial Group, Inc.	4,453
390	CMS Energy Corp.	15,884
1,017	Coca-Cola Co. (The)	45,573
51	Coca-Cola Enterprises, Inc.	2,654
229	Cognizant Technology Solutions Corp., Class A (a)	13,374
99	Colgate-Palmolive Co.	6,991
683	Comcast Corp., Class A	41,471
33	Comerica, Inc.	1,462
69	ConAgra Foods, Inc.	3,086
27	Concho Resources, Inc. (a)	3,131
361	ConocoPhillips	17,253
145	Constellation Brands, Inc., Class A	22,660
184	Corning, Inc.	3,435
159	Costco Wholesale Corp.	23,607
267	Crown Holdings, Inc. (a)	14,115
73	Cummins, Inc.	8,547
137	CVS Health Corp.	13,757
361	D.R. Horton, Inc.	10,847
30	Danaher Corp.	2,950
267	Delta Air Lines, Inc.	11,143

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
31	DENTSPLY SIRONA, Inc.	1,873
98	Diamondback Energy, Inc. (a)	8,455
229	Discover Financial Services	12,909
268	DISH Network Corp., Class A (a)	13,192
113	Dollar General Corp.	9,253
131	Douglas Emmett, Inc.	4,240
448	Dow Chemical Co. (The)	23,560
42	Dr. Pepper Snapple Group, Inc.	3,830
323	E.I. du Pont de Nemours & Co.	21,276
167	Eastman Chemical Co.	12,781
403	Eaton Corp. plc	25,470
256	Edison International	18,095
407	Eli Lilly & Co.	30,746
111	EMC Corp.	2,889
220	EOG Resources, Inc.	18,207
176	EQT Corp.	12,321
81	Equifax, Inc.	9,750
34	Equinix, Inc.	11,099
22	Essex Property Trust, Inc.	4,843
44	Extra Space Storage, Inc.	3,746
789	Exxon Mobil Corp.	69,756
14	F5 Networks, Inc. (a)	1,437
620	Facebook, Inc., Class A (a)	72,921
56	FedEx Corp.	9,172
319	Fidelity National Information Services, Inc.	20,963
88	FirstEnergy Corp.	2,854
193	Fluor Corp.	10,558
31	Foot Locker, Inc.	1,930
19	General Dynamics Corp.	2,733
1,737	General Electric Co.	53,426
305	General Motors Co.	9,691
457	Gilead Sciences, Inc.	40,323
114	Goldman Sachs Group, Inc. (The)	18,627
180	Halliburton Co.	7,430
123	Harman International Industries, Inc.	9,428
93	Hartford Financial Services Group, Inc. (The)	4,120
135	HCP, Inc.	4,582
99	Hershey Co. (The)	9,246
57	Hess Corp.	3,401
384	Hewlett Packard Enterprise Co.	6,390
122	Hilton Worldwide Holdings, Inc.	2,679
41	Hologic, Inc. (a)	1,378
366	Home Depot, Inc. (The)	49,029
295	Honeywell International, Inc.	33,751
670	HP, Inc.	8,219
78	Humana, Inc.	13,769

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
67	Illumina, Inc. (a)	9,058
32	Incyte Corp. (a)	2,283
215	Ingersoll-Rand plc	14,110
375	Intel Corp.	11,362
62	Intercontinental Exchange, Inc.	14,998
102	International Business Machines Corp.	14,952
387	Invesco Ltd.	11,991
88	Jack Henry & Associates, Inc.	7,131
459	Johnson & Johnson	51,444
724	KeyCorp	8,898
210	Kimberly-Clark Corp.	26,296
376	Kimco Realty Corp.	10,584
388	Kinder Morgan, Inc.	6,892
474	Kroger Co. (The)	16,792
117	L-3 Communications Holdings, Inc.	15,394
21	Laboratory Corp. of America Holdings (a)	2,585
279	Lam Research Corp.	21,282
85	LaSalle Hotel Properties	2,029
41	Lennox International, Inc.	5,533
49	Lincoln National Corp.	2,141
438	Lowe’s Cos., Inc.	33,321
80	Macerich Co. (The)	6,056
16	ManpowerGroup, Inc.	1,234
118	Marathon Petroleum Corp.	4,604
53	Martin Marietta Materials, Inc.	9,020
322	Masco Corp.	9,896
28	MasterCard, Inc., Class A	2,689
41	McDonald’s Corp.	5,211
148	McKesson Corp.	24,854
523	Merck & Co., Inc.	28,676
619	MetLife, Inc.	27,904
1,985	Microsoft Corp.	98,990
13	Mohawk Industries, Inc. (a)	2,452
223	Molson Coors Brewing Co., Class B	21,369
719	Mondelez International, Inc., Class A	30,891
96	Monsanto Co.	9,028
874	Morgan Stanley	23,648
400	Mosaic Co. (The)	11,190
91	Mylan N.V. (a)	3,778
86	National Oilwell Varco, Inc.	3,083
112	Newmont Mining Corp.	3,911
228	NextEra Energy, Inc.	26,758
95	NIKE, Inc., Class B	5,570
72	Northrop Grumman Corp.	14,873
263	Occidental Petroleum Corp.	20,139
280	Oracle Corp.	11,162

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
63	O’Reilly Automotive, Inc. (a)	16,480
341	PACCAR, Inc.	20,091
41	Parker-Hannifin Corp.	4,757
246	PayPal Holdings, Inc. (a)	9,625
461	PepsiCo, Inc.	47,496
1,717	Pfizer, Inc.	56,158
207	PG&E Corp.	12,019
424	Philip Morris International, Inc.	41,568
107	Pioneer Natural Resources Co.	17,834
31	PPG Industries, Inc.	3,456
163	PPL Corp.	6,124
4	Priceline Group, Inc. (The) (a)	5,509
494	Procter & Gamble Co. (The)	39,548
221	Prologis, Inc.	10,056
35	Prudential Financial, Inc.	2,684
281	Public Service Enterprise Group, Inc.	12,945
268	PulteGroup, Inc.	4,932
30	Qorvo, Inc. (a)	1,347
82	QUALCOMM, Inc.	4,152
23	Quest Diagnostics, Inc.	1,739
60	Ralph Lauren Corp.	5,637
42	Red Hat, Inc. (a)	3,063
8	Regeneron Pharmaceuticals, Inc. (a)	3,017
408	Regions Financial Corp.	3,826
28	Robert Half International, Inc.	1,057
109	Ross Stores, Inc.	6,170
219	Royal Caribbean Cruises Ltd.	16,939
18	S&P Global, Inc.	1,909
242	Schlumberger Ltd.	19,481
169	Sealed Air Corp.	8,020
29	Sempra Energy	3,028
12	Sherwin-Williams Co. (The)	3,402
26	Simon Property Group, Inc.	5,242
1,235	Sirius XM Holdings, Inc. (a)	4,880
41	Skyworks Solutions, Inc.	2,764
106	SL Green Realty Corp.	11,184
78	Snap-on, Inc.	12,384
548	Spirit Realty Capital, Inc.	6,261
192	Stanley Black & Decker, Inc.	21,537
487	Starbucks Corp.	27,368
19	Stericycle, Inc. (a)	1,835
237	STORE Capital Corp.	6,086
32	Stryker Corp.	3,490
103	SunTrust Banks, Inc.	4,310
60	SVB Financial Group (a)	6,259
60	Synchrony Financial (a)	1,821

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
37		Synopsys, Inc. (a)	1,768
17		Target Corp.	1,328
317		TD Ameritrade Holding Corp.	9,463
527		Texas Instruments, Inc.	30,056
68		Textron, Inc.	2,613
140		Thermo Fisher Scientific, Inc.	20,192
91		Thomson Reuters Corp.	3,731
38		Time Warner Cable, Inc.	8,133
409		Time Warner, Inc.	30,763
349		TJX Cos., Inc. (The)	26,439
260		T-Mobile USA, Inc. (a)	10,202
858		Twenty-First Century Fox, Inc., Class A	25,972
92		Twenty-First Century Fox, Inc., Class B	2,773
96		U.S. Bancorp	4,090
395		Union Pacific Corp.	34,435
231		United Continental Holdings, Inc. (a)	10,567
351		United Technologies Corp.	36,624
317		UnitedHealth Group, Inc.	41,744
248		V.F. Corp.	15,606
227		Valero Energy Corp.	13,342
148		Vantiv, Inc., Class A (a)	8,064
—	(h)	Veritiv Corp. (a)	—	(h)
616		Verizon Communications, Inc.	31,388
142		Vertex Pharmaceuticals, Inc. (a)	11,979
612		Visa, Inc., Class A	47,248
44		Vornado Realty Trust	4,203
35		Voya Financial, Inc.	1,147
80		Walgreens Boots Alliance, Inc.	6,324
63		Wal-Mart Stores, Inc.	4,188
184		Walt Disney Co. (The)	19,005
1,333		Wells Fargo & Co.	66,645
53		Western Digital Corp.	2,147
78		Western Union Co. (The)	1,553
160		WestRock Co.	6,716
32		Workday, Inc., Class A (a)	2,375
447		Xcel Energy, Inc.	17,879
216		Yum! Brands, Inc.	17,221
169		Zions Bancorp.	4,663
96		Zoetis, Inc.	4,519

			3,852,159

		Total Common Stocks (Cost $6,433,884)	6,818,631

Preferred Stocks — 0.2%
		Germany — 0.2%
111		Henkel AG & Co. KGaA	12,719

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Germany — continued
30	Volkswagen AG	4,356

		17,075

	Total Preferred Stocks (Cost $17,272)	17,075

	Total Investments — 99.7% (Cost $6,451,156)	6,835,706
	Other Assets in Excess of Liabilities — 0.3%	18,486

	NET ASSETS — 100.0%	$6,854,192

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.5%
Pharmaceuticals	7.4
Oil, Gas & Consumable Fuels	6.2
Insurance	4.1
Media	3.2
Beverages	3.2
IT Services	2.9
Internet Software & Services	2.7
Specialty Retail	2.6
Chemicals	2.5
Software	2.5
Diversified Telecommunication Services	2.5
Capital Markets	2.4
Technology Hardware, Storage & Peripherals	2.3
Real Estate Investment Trusts (REITs)	2.3
Biotechnology	2.2
Semiconductors & Semiconductor Equipment	2.1
Electric Utilities	2.1
Machinery	2.1
Food Products	2.0
Aerospace & Defense	2.0
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	1.8
Food & Staples Retailing	1.7
Household Products	1.6
Tobacco	1.6
Automobiles	1.6
Industrial Conglomerates	1.4
Road & Rail	1.4
Metals & Mining	1.3
Internet & Catalog Retail	1.1
Health Care Equipment & Supplies	1.1
Diversified Financial Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Wireless Telecommunication Services	1.0
Household Durables	1.0
Others (each less than 1.0%)	11.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
		China — 8.2%
—	(h)	Baidu, Inc., ADR (a)	57
—	(h)	CNOOC Ltd., ADR	39
55		Industrial & Commercial Bank of China Ltd., Class H	29
1		JD.com, Inc., ADR (a)	28
6		Ping An Insurance Group Co. of China Ltd., Class H	26
2		Vipshop Holdings Ltd., ADR (a)	30

			209

		Finland — 0.9%
4		Nokia OYJ	23

		France — 4.8%
—	(h)	Airbus Group SE	20
2		AXA S.A.	42
1		Sanofi	59

			121

		Germany — 1.3%
—	(h)	Bayer AG	33

		India — 1.8%
5		ICICI Bank Ltd., ADR	32
—	(h)	Tata Motors Ltd., ADR (a)	13

			45

		Ireland — 2.1%
—	(h)	Shire plc, ADR	53

		Israel — 3.4%
2		Teva Pharmaceutical Industries Ltd., ADR	85

		Japan — 5.3%
4		Inpex Corp.	31
1		Kubota Corp.	20
3		Minebea Co., Ltd.	25
2		Sumitomo Electric Industries Ltd.	19
1		Sumitomo Mitsui Financial Group, Inc.	39

			134

		Netherlands — 2.4%
1		NXP Semiconductors N.V. (a)	62

		South Africa — 0.6%
—	(h)	Naspers Ltd., Class N	14

		Switzerland — 5.9%
—	(h)	Chubb Ltd.	43
1		Credit Suisse Group AG (a)	18
—	(h)	LafargeHolcim Ltd. (a)	19
1		Novartis AG	46

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — continued
1		UBS Group AG	24

			150

		United Kingdom — 5.2%
8		Barclays plc	19
1		Burberry Group plc	24
36		Lloyds Banking Group plc	35
17		Vodafone Group plc	54

			132

		United States — 53.4%
—	(h)	Aetna, Inc.	45
—	(h)	Alexion Pharmaceuticals, Inc. (a)	34
—	(h)	Allergan plc (a)	25
—	(h)	Alphabet, Inc., Class C (a)	59
—	(h)	Amazon.com, Inc. (a)	75
—	(h)	Anadarko Petroleum Corp.	16
—	(h)	Apple, Inc.	43
3		Bank of America Corp.	49
—	(h)	Biogen, Inc. (a)	18
1		CBRE Group, Inc., Class A (a)	34
—	(h)	Celgene Corp. (a)	31
—	(h)	Charter Communications, Inc., Class A (a)	35
2		Citigroup, Inc.	79
1		DISH Network Corp., Class A (a)	49
—	(h)	Gilead Sciences, Inc.	19
1		Harman International Industries, Inc.	42
3		Horizon Pharma plc (a)	40
2		HP, Inc.	25
—	(h)	Lam Research Corp.	32
—	(h)	McKesson Corp.	69
2		MetLife, Inc.	73
1		Morgan Stanley	30
1		Mosaic Co. (The)	36
2		Navient Corp.	28
1		Pfizer, Inc.	34
—	(h)	Pioneer Natural Resources Co.	20
1		QUALCOMM, Inc.	37
—	(h)	SVB Financial Group (a)	14
6		Time, Inc.	89
3		Twenty-First Century Fox, Inc., Class A	102
1		United Continental Holdings, Inc. (a)	37

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
—	(h)	Vertex Pharmaceuticals, Inc. (a)	33

			1,352

		Total Common Stocks (Cost $2,347)	2,413

		Total Investments — 95.3% (Cost $2,347)	2,413
		Other Assets in Excess of Liabilities — 4.7%	120

		NET ASSETS — 100.0%	$2,533

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	15.5%
Banks	12.3
Media	12.0
Insurance	7.6
Biotechnology	5.6
Internet & Catalog Retail	5.5
Semiconductors & Semiconductor Equipment	5.4
Internet Software & Services	4.8
Health Care Providers & Services	4.7
Oil, Gas & Consumable Fuels	4.4
Capital Markets	3.0
Technology Hardware, Storage & Peripherals	2.8
Wireless Telecommunication Services	2.2
Machinery	1.9
Household Durables	1.7
Airlines	1.5
Chemicals	1.5
Real Estate Management & Development	1.4
Consumer Finance	1.1
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 1.1%
1,626	BHP Billiton Ltd.	25,391
639	BHP Billiton plc	8,725
1,794	South32 Ltd. (a)	2,243

		36,359

	Belgium — 1.6%
424	Anheuser-Busch InBev S.A./N.V.	52,541

	China — 3.1%
148	Baidu, Inc., ADR (a)	28,717
29,771	CNOOC Ltd.	36,777
5,943	Ping An Insurance Group Co. of China Ltd., Class H	27,891
7,494	Wynn Macau Ltd.	10,656

		104,041

	Denmark — 1.3%
763	Novo Nordisk A/S, Class B	42,600

	France — 11.8%
879	Accor S.A.	38,910
1,847	AXA S.A.	46,647
823	BNP Paribas S.A.	43,563
265	Essilor International S.A.	34,298
8	Hermes International	2,975
305	Imerys S.A.	22,491
122	Kering	20,870
218	LVMH Moet Hennessy Louis Vuitton SE	36,294
282	Pernod Ricard S.A.	30,486
602	Sanofi	49,616
729	Schneider Electric SE (a)	47,693
358	Technip S.A. (a)	20,984

		394,827

	Germany — 6.7%
339	Allianz SE	57,611
396	Bayer AG	45,810
218	Continental AG	48,059
165	Fresenius Medical Care AG & Co. KGaA	14,356
734	SAP SE	57,561

		223,397

	Hong Kong — 4.3%
5,183	Cheung Kong Property Holdings Ltd.	35,397
7,696	China Overseas Land & Investment Ltd.	24,429
3,790	CK Hutchison Holdings Ltd.	45,336
6,606	Hang Lung Properties Ltd.	13,154
7,520	Sands China Ltd.	26,793

		145,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 1.0%
536	HDFC Bank Ltd., ADR	33,727

	Indonesia — 0.6%
39,136	Astra International Tbk PT	19,860

	Israel — 1.1%
667	Teva Pharmaceutical Industries Ltd., ADR	36,324

	Japan — 21.5%
2,767	Astellas Pharma, Inc.	37,304
356	Daikin Industries Ltd.	28,291
124	East Japan Railway Co.	10,891
204	FANUC Corp.	30,135
1,565	Honda Motor Co., Ltd.	42,230
2,843	Inpex Corp.	22,598
1,714	Japan Tobacco, Inc.	70,035
1,282	KDDI Corp.	36,915
67	Keyence Corp.	40,219
1,346	Komatsu Ltd.	23,109
3,111	Kubota Corp.	45,310
696	Makita Corp.	43,906
1,375	Mitsui Fudosan Co., Ltd.	33,581
395	Nidec Corp.	28,907
235	Nitto Denko Corp.	12,643
451	Shin-Etsu Chemical Co., Ltd.	25,254
187	SMC Corp.	45,650
1,914	Sumitomo Mitsui Financial Group, Inc.	57,602
573	Tokyo Electron Ltd.	37,891
938	Toyota Motor Corp.	47,567

		720,038

	Netherlands — 5.6%
679	Akzo Nobel N.V.	48,253
371	ASML Holding N.V. (a)	35,847
3,621	ING Groep N.V., CVA	44,373
2,188	Royal Dutch Shell plc, Class A	57,303

		185,776

	South Africa — 0.9%
216	Naspers Ltd., Class N	29,780

	South Korea — 2.1%
87	Hyundai Mobis Co., Ltd.	19,930
24	Samsung Electronics Co., Ltd., GDR	13,112
71	Samsung Electronics Co., Ltd., Reg. S, GDR	38,628

		71,670

	Switzerland — 11.9%
490	Cie Financiere Richemont S.A.	32,693
2,438	Credit Suisse Group AG (a)	37,104
8,875	Glencore plc (a)	21,212

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
796	LafargeHolcim Ltd. (a)	40,282
273	Nestle S.A.	20,372
924	Novartis AG	70,323
300	Roche Holding AG	75,998
3,554	UBS Group AG	61,613
177	Zurich Insurance Group AG (a)	39,661

		399,258

	Taiwan — 1.2%
1,654	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	39,021

	United Kingdom — 20.5%
761	Aggreko plc	12,118
2,622	ARM Holdings plc	35,990
16,724	Barclays plc	41,991
906	British American Tobacco plc	55,236
2,093	Burberry Group plc	36,440
9,646	HSBC Holdings plc	64,206
687	Imperial Brands plc	37,332
46,465	Lloyds Banking Group plc	45,606
4,384	Meggitt plc	26,356
3,493	Prudential plc	68,946
728	Rio Tinto Ltd.	28,403
436	Rio Tinto plc	14,628
4,743	Standard Chartered plc	38,334
1,397	Tullow Oil plc (a)	5,741
971	Unilever plc	43,394
24,421	Vodafone Group plc	78,679
2,196	WPP plc	51,294

		684,694

	Total Common Stocks (Cost $3,171,118)	3,219,022

Preferred Stock — 1.2%
	Germany — 1.2%
358	Henkel AG & Co. KGaA (Cost $32,576)	40,845

Short-Term Investment — 1.9%
	Investment Company — 1.9%
63,437	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $63,437)	63,437

	Total Investments — 99.4% (Cost $3,267,131)	3,323,304
	Other Assets in Excess of Liabilities — 0.6%	19,805

	NET ASSETS — 100.0%	$3,343,109

Percentages indicated are based on net assets.
Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.1%
Pharmaceuticals	10.8
Insurance	7.2
Machinery	5.7
Tobacco	4.9
Semiconductors & Semiconductor Equipment	4.5
Textiles, Apparel & Luxury Goods	3.9
Oil, Gas & Consumable Fuels	3.7
Wireless Telecommunication Services	3.5
Automobiles	3.3
Real Estate Management & Development	3.2
Metals & Mining	3.0
Capital Markets	3.0
Chemicals	2.6
Beverages	2.5
Media	2.4
Electrical Equipment	2.3
Hotels, Restaurants & Leisure	2.3
Auto Components	2.0
Construction Materials	1.9
Software	1.7
Technology Hardware, Storage & Peripherals	1.6
Industrial Conglomerates	1.4
Personal Products	1.3
Household Products	1.2
Electronic Equipment, Instruments & Components	1.2
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	4.9
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.0%
	Australia — 3.9%
242	Suncorp Group Ltd.	2,289
129	Transurban Group	1,130
142	Westfield Corp.	1,088

		4,507

	Belgium — 2.6%
25	Anheuser-Busch InBev S.A./N.V.	3,049

	Canada — 1.2%
32	Toronto-Dominion Bank (The)	1,417

	Denmark — 1.5%
59	Danske Bank A/S	1,677

	Finland — 2.5%
148	UPM-Kymmene OYJ	2,842

	France — 4.8%
17	Airbus Group SE	1,059
24	Cie Generale des Etablissements Michelin	2,495
8	Unibail-Rodamco SE	2,020

		5,574

	Germany — 9.0%
10	Allianz SE	1,658
25	Bayer AG	2,885
11	Deutsche Boerse AG	885
88	Deutsche Telekom AG	1,550
73	Deutsche Wohnen AG	2,252
22	ProSiebenSat.1 Media SE	1,107

		10,337

	Hong Kong — 0.9%
286	Sands China Ltd.	1,019

	India — 1.3%
81	Infosys Ltd., ADR	1,516

	Ireland — 1.3%
19	Ryanair Holdings plc, ADR	1,517

	Israel — 3.6%
1,227	Bezeq The Israeli Telecommunication Corp., Ltd.	2,585
28	Teva Pharmaceutical Industries Ltd.	1,553

		4,138

	Italy — 2.5%
101	Atlantia S.p.A.	2,824

	Japan — 17.1%
83	Daiwa House Industry Co., Ltd.	2,220
85	Honda Motor Co., Ltd., ADR	2,296
73	Japan Airlines Co., Ltd.	2,624
80	Japan Tobacco, Inc.	3,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
63	Nippon Telegraph & Telephone Corp.	2,837
60	Sompo Japan Nipponkoa Holdings, Inc.	1,570
206	Sumitomo Corp.	2,182
455	Sumitomo Mitsui Financial Group, Inc., ADR	2,770

		19,772

	Netherlands — 5.3%
133	ING Groep N.V., CVA	1,636
61	NN Group N.V.	2,126
89	Royal Dutch Shell plc, Class A	2,359

		6,121

	New Zealand — 2.0%
907	Spark New Zealand Ltd.	2,346

	Norway — 2.4%
113	DNB ASA	1,443
78	Telenor ASA	1,339

		2,782

	Russia — 2.3%
178	MMC Norilsk Nickel PJSC, ADR	2,624

	Spain — 0.8%
57	Parques Reunidos Servicios Centrales S.A.U. (a) (e)	959

	Switzerland — 4.6%
14	Novartis AG	1,078
4	Roche Holding AG	1,053
56	Wolseley plc	3,132

		5,263

	Taiwan — 3.5%
301	Siliconware Precision Industries Co., Ltd., ADR	2,181
77	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,823

		4,004

	United Kingdom — 20.1%
235	3i Group plc	1,627
345	BAE Systems plc	2,406
37	British American Tobacco plc	2,241
113	Compass Group plc	2,011
342	Direct Line Insurance Group plc	1,810
182	GlaxoSmithKline plc	3,880
21	Imperial Brands plc	1,158
40	InterContinental Hotels Group plc	1,598
73	Persimmon plc	2,130
170	RSA Insurance Group plc	1,142

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
136	WPP plc	3,180

		23,183

	United States — 1.8%
42	Carnival plc	2,082

	Total Common Stocks (Cost $103,387)	109,553

Short-Term Investment — 4.3%
	Investment Company — 4.3%
5,006	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $5,006)	5,006

	Total Investments — 99.3% (Cost $108,393)	114,559
	Other Assets in Excess of Liabilities — 0.7%	797

	NET ASSETS — 100.0%	$115,356

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Telecommunication Services	9.3%
Insurance	9.2
Pharmaceuticals	9.1
Banks	7.8
Hotels, Restaurants & Leisure	6.7
Tobacco	5.8
Trading Companies & Distributors	4.6
Real Estate Management & Development	3.9
Media	3.7
Airlines	3.6
Semiconductors & Semiconductor Equipment	3.5
Transportation Infrastructure	3.5
Aerospace & Defense	3.0
Real Estate Investment Trusts (REITs)	2.7
Beverages	2.7
Paper & Forest Products	2.5
Metals & Mining	2.3
Auto Components	2.2
Oil, Gas & Consumable Fuels	2.1
Automobiles	2.0
Household Durables	1.9
Capital Markets	1.4
IT Services	1.3
Others (each less than 1.0%)	0.8
Short-Term Investment	4.4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
344	GBP
54,294	for JPY	Citibank, N.A.	05/20/16	$510	#	$502	#	$(8)
774	GBP
124,644	for JPY	Standard Chartered Bank	05/20/16	1,172	#	1,131	#	(41)
3,273	AUD	Societe Generale	05/20/16	2,556		2,487		(69)
1,432	AUD	Standard Chartered Bank	05/20/16	1,101		1,088		(13)
905,482	JPY	HSBC Bank, N.A.	05/20/16	8,319		8,514		195
				$13,658		$13,722		$64

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,663	GBP	Goldman Sachs International	05/20/16	$8,029	$8,275	$(246)
9,609	ILS	Citibank, N.A.	05/20/16	2,549	2,573	(24)
4,067	ILS	Deutsche Bank AG	05/20/16	1,081	1,088	(7)
31,701	JPY	Goldman Sachs International	05/20/16	290	299	(9)
				$11,949	$12,235	$(286)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2016 of the currency being sold, and the value at April 30, 2016 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Australia — 3.9%
1,960	Australia & New Zealand Banking Group Ltd.	35,927
5,597	Goodman Group	29,161
2,560	Oil Search Ltd.	13,570
3,210	Westfield Corp.	24,516

		103,174

	Belgium — 2.1%
452	Anheuser-Busch InBev S.A./N.V.	56,052

	China — 0.8%
4,174	ENN Energy Holdings Ltd.	20,359

	Denmark — 3.5%
414	Chr Hansen Holding A/S	25,808
178	Genmab A/S (a)	26,413
700	Novo Nordisk A/S, Class B	39,088

		91,309

	Finland — 1.8%
4,808	Nokia OYJ	28,386
997	UPM-Kymmene OYJ	19,086

		47,472

	France — 8.6%
516	Airbus Group SE	32,285
1,307	AXA S.A.	33,008
685	BNP Paribas S.A.	36,279
786	Klepierre	36,973
329	Renault S.A.	31,707
394	Technip S.A. (a)	23,097
372	Thales S.A.	32,178

		225,527

	Germany — 6.5%
271	adidas AG	34,912
164	Bayer AG	18,955
309	Bayerische Motoren Werke AG	28,612
135	Continental AG	29,820
2,627	Infineon Technologies AG	37,482
137	Linde AG	20,941

		170,722

	Hong Kong — 1.6%
7,062	China Overseas Land & Investment Ltd.	22,417
1,635	CK Hutchison Holdings Ltd.	19,561

		41,978

	India — 0.9%
380	HDFC Bank Ltd., ADR	23,895

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.4%
582	Shire plc	36,329

	Italy — 3.3%
8,427	Enel S.p.A.	38,301
3,867	Snam S.p.A.	23,650
25,559	Telecom Italia S.p.A. (a)	24,958

		86,909

	Japan — 23.9%
482	Daikin Industries Ltd.	38,269
1,376	Daiwa House Industry Co., Ltd.	36,765
645	Dentsu, Inc.	32,762
2,217	DMG Mori Co., Ltd.	24,869
818	Japan Airlines Co., Ltd.	29,443
5,714	Kajima Corp.	35,496
68	Keyence Corp.	40,819
7,922	Mitsubishi UFJ Financial Group, Inc.	36,556
1,590	Mitsui Fudosan Co., Ltd.	38,832
796	NH Foods Ltd.	17,742
1,396	Nippon Steel & Sumitomo Metal Corp.	29,056
1,097	Nippon Telegraph & Telephone Corp.	49,109
254	Oriental Land Co., Ltd.	17,631
2,627	ORIX Corp.	37,157
338	Seven & i Holdings Co., Ltd.	13,799
1,017	Sompo Japan Nipponkoa Holdings, Inc.	26,692
432	Suntory Beverage & Food Ltd.	18,871
928	Tokio Marine Holdings, Inc.	30,357
729	Toyota Motor Corp.	36,968
1,793	Yamato Holdings Co., Ltd.	36,159

		627,352

	Netherlands — 5.3%
417	ASML Holding N.V. (a)	40,292
2,981	ING Groep N.V., CVA	36,522
2,305	Royal Dutch Shell plc, Class A	60,892

		137,706

	Norway — 1.5%
8,998	Norsk Hydro ASA	39,150

	Spain — 0.5%
2,136	Distribuidora Internacional de Alimentacion S.A.	11,886

	Sweden — 2.2%
1,017	Electrolux AB, Series B	29,550
2,986	Nordea Bank AB	29,024

		58,574

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — 6.4%
277	Nestle S.A.	20,704
260	Roche Holding AG	65,683
2,455	UBS Group AG	42,559
670	Wolseley plc	37,533

		166,479

	United Kingdom — 22.9%
445	Associated British Foods plc	19,950
611	AstraZeneca plc	35,051
2,659	Aviva plc	16,844
915	British American Tobacco plc	55,819
8,434	Centrica plc	29,452
4,305	Dixons Carphone plc	26,796
2,811	GlaxoSmithKline plc	60,070
6,821	HSBC Holdings plc	45,203
508	InterContinental Hotels Group plc	20,291
5,792	Kingfisher plc	30,856
2,231	Pennon Group plc	26,518
1,455	Prudential plc	28,722
465	Reckitt Benckiser Group plc	45,325
991	Rio Tinto plc	33,243
308	SABMiller plc	18,839
1,860	Smith & Nephew plc	31,504
10,210	Taylor Wimpey plc	27,542
15,433	Vodafone Group plc	49,723

		601,748

	Total Common Stocks (Cost $2,439,767)	2,546,621

Preferred Stock — 1.1%
	Germany — 1.1%
256	Henkel AG & Co. KGaA (Cost $22,464)	29,248

Short-Term Investment — 1.9%
	Investment Company — 1.9%
50,458	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $50,458)	50,458

	Total Investments — 100.1% (Cost $2,512,689)	2,626,327
	Liabilities in Excess of Other Assets — (0.1)%	(3,149)

	NET ASSETS — 100.0%	$2,623,178

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.7%
Banks	9.3
Insurance	5.2
Metals & Mining	3.9
Real Estate Management & Development	3.7
Automobiles	3.7
Beverages	3.6
Real Estate Investment Trusts (REITs)	3.5
Semiconductors & Semiconductor Equipment	3.0
Household Products	2.8
Oil, Gas & Consumable Fuels	2.8
Diversified Telecommunication Services	2.8
Aerospace & Defense	2.5
Food Products	2.2
Specialty Retail	2.2
Household Durables	2.2
Tobacco	2.1
Wireless Telecommunication Services	1.9
Chemicals	1.8
Gas Utilities	1.7
Capital Markets	1.6
Electronic Equipment, Instruments & Components	1.6
Electric Utilities	1.5
Building Products	1.5
Hotels, Restaurants & Leisure	1.4
Trading Companies & Distributors	1.4
Diversified Financial Services	1.4
Air Freight & Logistics	1.4
Construction & Engineering	1.4
Textiles, Apparel & Luxury Goods	1.3
Media	1.2
Health Care Equipment & Supplies	1.2
Auto Components	1.1
Multi-Utilities	1.1
Airlines	1.1
Communications Equipment	1.1
Water Utilities	1.0
Biotechnology	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,335	AUD	Citibank, N.A.	05/11/16	$6,391	$6,335	$(56)
100,904	AUD	Goldman Sachs International	05/11/16	71,385	76,697	5,312
16,948	CHF	Goldman Sachs International	05/11/16	17,442	17,673	231
24,630	CHF	Morgan Stanley	05/11/16	24,931	25,684	753
41,057	CHF	Royal Bank of Canada	05/11/16	41,645	42,813	1,168
9,705	CHF	Standard Chartered Bank	05/11/16	9,980	10,120	140
35,881	CHF	Union Bank of Switzerland AG	05/11/16	37,084	37,416	332
37,647	DKK	BNP Paribas	05/11/16	5,732	5,794	62
16,688	EUR	BNP Paribas	05/11/16	18,152	19,113	961
12,103	EUR	Goldman Sachs International	05/11/16	13,703	13,861	158
39,685	EUR	HSBC Bank, N.A.	05/11/16	44,902	45,452	550
39,771	EUR	Merrill Lynch International	05/11/16	45,059	45,550	491
77,845	EUR	Union Bank of Switzerland AG	05/11/16	87,777	89,156	1,379
9,167	GBP	Barclays Bank plc	05/11/16	12,860	13,395	535
50,588	GBP	Goldman Sachs International	05/11/16	71,971	73,918	1,947
61,405	HKD	Royal Bank of Canada	05/11/16	7,902	7,917	15
78,133	HKD	Standard Chartered Bank	05/11/16	10,031	10,073	42
641,704	JPY	BNP Paribas	05/11/16	5,721	6,032	311
4,399,186	JPY	Royal Bank of Scotland	05/11/16	40,328	41,352	1,024
1,058,617	JPY	Societe Generale	05/11/16	9,300	9,951	651
2,293,032	JPY	Standard Chartered Bank	05/11/16	20,242	21,555	1,313
2,034,787	JPY	Union Bank of Switzerland AG	05/11/16	17,867	19,127	1,260
373,227	SEK	Goldman Sachs International	05/11/16	44,316	46,489	2,173
37,640	SGD	Standard Chartered Bank	05/11/16	26,961	27,982	1,021
				$691,682	$713,455	$21,773

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,300	CHF	Goldman Sachs International	05/11/16	$7,348	$7,613	$(265)
50,579	DKK	Barclays Bank plc	05/11/16	7,538	7,783	(245)
40,369	DKK	Citibank, N.A.	05/11/16	5,890	6,212	(322)
41,295	DKK	Goldman Sachs International	05/11/16	6,243	6,355	(112)
36,471	DKK	Morgan Stanley	05/11/16	5,348	5,613	(265)
31,250	DKK	Standard Chartered Bank	05/11/16	4,719	4,809	(90)
34,171	EUR	Citibank, N.A.	05/11/16	37,232	39,136	(1,904)
33,580	EUR	Goldman Sachs International	05/11/16	37,572	38,460	(888)
14,319	EUR	HSBC Bank, N.A.	05/11/16	16,341	16,400	(59)
7,771	EUR	Royal Bank of Canada	05/11/16	8,456	8,899	(443)
65,293	EUR	State Street Corp.	05/11/16	73,943	74,781	(838)
142,196	GBP	HSBC Bank, N.A.	05/11/16	205,583	207,774	(2,191)
22,010	GBP	Royal Bank of Canada	05/11/16	31,002	32,160	(1,158)
3,904	GBP	Societe Generale	05/11/16	5,602	5,705	(103)
4,812	GBP	State Street Corp.	05/11/16	6,976	7,031	(55)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,247,209	JPY	Barclays Bank plc	05/11/16	$10,985	$11,724	$(739)
6,313,189	JPY	Goldman Sachs International	05/11/16	57,958	59,344	(1,386)
6,645,111	JPY	HSBC Bank, N.A.	05/11/16	57,820	62,464	(4,644)
2,221,002	JPY	Standard Chartered Bank	05/11/16	19,520	20,878	(1,358)
100,414	NOK	Royal Bank of Canada	05/11/16	11,766	12,471	(705)
89,827	NOK	State Street Corp.	05/11/16	10,830	11,156	(326)
190,989	SEK	State Street Corp.	05/11/16	23,307	23,789	(482)
				$651,979	$670,557	$(18,578)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Australia — 5.8%
886	AMP Ltd.	3,935
597	Australia & New Zealand Banking Group Ltd.	10,950
449	BGP Holdings plc (a)	—	(h)
663	BHP Billiton Ltd.	10,346
214	Commonwealth Bank of Australia	11,935
44	CSL Ltd.	3,509
762	Dexus Property Group	4,859
1,285	Goodman Group	6,696
95	Macquarie Group Ltd.	4,555
52	National Australia Bank Ltd.	1,070
282	Wesfarmers Ltd.	9,146
136	Westpac Banking Corp.	3,193

		70,194

	Belgium — 1.0%
102	Anheuser-Busch InBev S.A./N.V.	12,690

	Denmark — 1.1%
62	Chr Hansen Holding A/S	3,878
161	Novo Nordisk A/S, Class B	9,008

		12,886

	Finland — 1.9%
89	Cargotec Oyj, Class B	3,385
1,543	Nokia OYJ	9,107
512	Outokumpu OYJ (a)	2,153
197	UPM-Kymmene OYJ	3,767
103	Wartsila OYJ Abp	4,423

		22,835

	France — 9.4%
108	Air Liquide S.A.	12,284
142	Airbus Group SE	8,900
73	Arkema S.A.	5,804
516	AXA S.A.	13,029
174	BNP Paribas S.A.	9,239
67	Capgemini S.A.	6,268
257	Engie S.A.	4,233
836	Natixis S.A.	4,610
84	Renault S.A.	8,064
118	Sanofi	9,712
64	Schneider Electric SE (a)	4,205
39	Sodexo S.A.	3,966
59	Thales S.A.	5,126
221	TOTAL S.A.	11,157
335	Vivendi S.A.	6,434

		113,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 8.1%
70	adidas AG	9,043
14	Allianz SE	2,390
24	BASF SE	1,980
132	Bayer AG	15,205
115	Brenntag AG	6,740
189	Daimler AG	13,156
57	Deutsche Bank AG	1,076
86	Deutsche Post AG	2,519
535	Deutsche Telekom AG	9,388
314	E.ON SE	3,253
43	HeidelbergCement AG	3,796
540	Infineon Technologies AG	7,702
31	Linde AG	4,691
165	SAP SE	12,930
41	Siemens AG	4,274

		98,143

	Hong Kong — 2.4%
628	AIA Group Ltd.	3,761
566	Cheung Kong Property Holdings Ltd.	3,867
690	CK Hutchison Holdings Ltd.	8,251
140	Hang Seng Bank Ltd.	2,539
496	Power Assets Holdings Ltd.	4,724
702	Sands China Ltd.	2,502
619	Wharf Holdings Ltd. (The)	3,347

		28,991

	Ireland — 1.6%
49	DCC plc	4,354
62	Ryanair Holdings plc, ADR	4,996
167	Shire plc	10,437

		19,787

	Israel — 0.3%
59	Teva Pharmaceutical Industries Ltd., ADR	3,238

	Italy — 2.6%
439	Assicurazioni Generali S.p.A.	6,713
227	Atlantia S.p.A.	6,323
2,229	Enel S.p.A.	10,131
4,635	Telecom Italia S.p.A. (a)	4,526
1,058	UniCredit S.p.A.	4,104

		31,797

	Japan — 21.8%
326	Amada Holdings Co., Ltd.	3,279
171	Bridgestone Corp.	6,283
39	Central Japan Railway Co.	6,779

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
91		Daikin Industries Ltd.	7,207
75		Dentsu, Inc.	3,826
343		DMG Mori Co., Ltd.	3,852
93		East Japan Railway Co.	8,147
103		Electric Power Development Co., Ltd.	3,089
919		Fujitsu Ltd.	3,212
1,411		Hitachi Ltd.	6,465
306		Honda Motor Co., Ltd.	8,263
333		J. Front Retailing Co., Ltd.	4,005
67		Japan Tobacco, Inc.	2,717
205		JFE Holdings, Inc.	2,874
982		JX Holdings, Inc.	4,220
861		Kajima Corp.	5,349
163		KDDI Corp.	4,698
10		Keyence Corp.	5,994
403		Kirin Holdings Co., Ltd.	5,806
289		Kyowa Hakko Kirin Co., Ltd.	5,134
296		Kyushu Electric Power Co., Inc.	2,968
135		LIXIL Group Corp.	2,829
112		Mabuchi Motor Co., Ltd.	5,560
354		Mazda Motor Corp.	5,398
257		Medipal Holdings Corp.	4,071
2,353		Mitsubishi UFJ Financial Group, Inc.	10,857
124		Mitsui & Co., Ltd.	1,515
294		Mitsui Fudosan Co., Ltd.	7,173
143		MS&AD Insurance Group Holdings, Inc.	3,777
155		NGK Spark Plug Co., Ltd.	3,089
61		Nidec Corp.	4,477
163		Nippon Steel & Sumitomo Metal Corp.	3,400
200		Nippon Telegraph & Telephone Corp.	8,946
904		Nishi-Nippon City Bank Ltd. (The)	1,631
—	(h)	Nitori Holdings Co., Ltd.	8
165		Omron Corp.	5,243
262		ORIX Corp.	3,706
174		Otsuka Holdings Co., Ltd.	6,775
224		Seiko Epson Corp.	3,671
224		Seven & i Holdings Co., Ltd.	9,152
123		Shin-Etsu Chemical Co., Ltd.	6,889
267		Sony Corp.	6,479
803		Sumitomo Bakelite Co., Ltd.	3,314
301		Sumitomo Mitsui Financial Group, Inc.	9,049
163		Sumitomo Realty & Development Co., Ltd.	4,739
122		Suntory Beverage & Food Ltd.	5,312
102		Suzuken Co., Ltd.	3,485
388		Takashimaya Co., Ltd.	2,833

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
802	Tokyo Gas Co., Ltd.	3,539
343	Toyota Motor Corp.	17,397
273	Yamato Holdings Co., Ltd.	5,510

		263,991

	Luxembourg — 0.5%
1,058	ArcelorMittal	5,970

	Netherlands — 6.3%
741	Aegon N.V.	4,260
84	ASML Holding N.V. (a)	8,135
91	Heineken N.V.	8,544
762	ING Groep N.V., CVA	9,334
1,119	Koninklijke KPN N.V.	4,398
292	Koninklijke Philips N.V.	8,028
144	NN Group N.V.	4,983
372	Royal Dutch Shell plc, Class A	9,733
709	Royal Dutch Shell plc, Class B	18,605

		76,020

	New Zealand — 0.4%
1,706	Spark New Zealand Ltd.	4,410

	Norway — 0.2%
194	DNB ASA	2,483

	Portugal — 0.3%
266	Galp Energia SGPS S.A.	3,656

	Singapore — 0.8%
676	DBS Group Holdings Ltd.	7,648
340	Singapore Exchange Ltd.	1,899

		9,547

	Spain — 2.3%
1,035	Banco Santander S.A.	5,257
4,189	Bankia S.A.	3,907
563	Distribuidora Internacional de Alimentacion S.A.	3,134
958	Iberdrola S.A.	6,822
244	Repsol S.A.	3,214
481	Telefonica S.A.	5,266

		27,600

	Sweden — 1.8%
254	Electrolux AB, Series B	7,381
781	Nordea Bank AB	7,594
612	Sandvik AB	6,285

		21,260

	Switzerland — 9.6%
40	Actelion Ltd. (a)	6,537

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
66	Cie Financiere Richemont S.A.	4,376
158	Credit Suisse Group AG (a)	2,399
162	LafargeHolcim Ltd. (a)	8,232
394	Nestle S.A.	29,374
218	Novartis AG	16,605
87	Roche Holding AG	21,894
10	Syngenta AG	3,872
544	UBS Group AG	9,437
165	Wolseley plc	9,215
20	Zurich Insurance Group AG (a)	4,470

		116,411

	United Kingdom — 18.0%
530	3i Group plc	3,673
142	Associated British Foods plc	6,357
200	AstraZeneca plc	11,479
1,023	Aviva plc	6,481
4,157	Barclays plc	10,438
610	Barratt Developments plc	4,747
1,511	BP plc	8,326
317	British American Tobacco plc	19,302
2,598	Centrica plc	9,071
1,574	Debenhams plc	1,808
814	Dixons Carphone plc	5,070
244	Domino’s Pizza Group plc	3,287
699	GlaxoSmithKline plc	14,945
2,049	HSBC Holdings plc	13,581
236	HSBC Holdings plc	1,571
198	InterContinental Hotels Group plc	7,918
837	ITV plc	2,757
10,760	Lloyds Banking Group plc	10,562
243	Prudential plc	4,799
116	Reckitt Benckiser Group plc	11,289

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
109	Rio Tinto Ltd.	4,268
69	Rio Tinto plc	2,323
683	RSA Insurance Group plc	4,588
122	SABMiller plc	7,498
854	Standard Chartered plc	6,905
1,309	Taylor Wimpey plc	3,531
204	Unilever N.V., CVA	8,967
4,401	Vodafone Group plc	14,179
69	Whitbread plc	3,917
144	WPP plc	3,369

		217,006

	Total Common Stocks (Cost $1,135,496)	1,161,946

Preferred Stocks — 1.0%
	Germany — 1.0%
79	Henkel AG & Co. KGaA	8,992
22	Volkswagen AG	3,209

	Total Preferred Stocks (Cost $10,217)	12,201

Short-Term Investment — 2.0%
	Investment Company — 2.0%
24,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $24,061)	24,061

	Total Investments — 99.2% (Cost $1,169,774)	1,198,208
	Other Assets in Excess of Liabilities — 0.8%	9,752

	NET ASSETS — 100.0%	$1,207,960

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.4%
Pharmaceuticals	10.4
Insurance	5.3
Oil, Gas & Consumable Fuels	4.9
Automobiles	4.6
Diversified Telecommunication Services	3.6
Chemicals	3.6
Beverages	3.3
Food Products	3.0
Metals & Mining	2.6
Industrial Conglomerates	2.1
Electric Utilities	2.1
Household Durables	1.8
Tobacco	1.8
Hotels, Restaurants & Leisure	1.8
Food & Staples Retailing	1.8
Machinery	1.8

INDUSTRY	PERCENTAGE
Capital Markets	1.8%
Household Products	1.7
Real Estate Management & Development	1.6
Wireless Telecommunication Services	1.6
Electronic Equipment, Instruments & Components	1.5
Trading Companies & Distributors	1.5
Multi-Utilities	1.4
Semiconductors & Semiconductor Equipment	1.3
Road & Rail	1.2
Electrical Equipment	1.2
Aerospace & Defense	1.2
Textiles, Apparel & Luxury Goods	1.1
Software	1.1
Construction Materials	1.0
Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	10.9
Short-Term Investment	2.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
38	TOPIX Index	06/09/16	JPY	$4,532	$(124)
28	SPI 200 Index	06/16/16	AUD	2,769	70
182	Euro STOXX 50 Index	06/17/16	EUR	6,214	219
65	FTSE 100 Index	06/17/16	GBP	5,915	176

					$341

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Belgium — 2.9%
22	Anheuser-Busch InBev S.A./N.V.	2,764

	Canada — 1.5%
23	Canadian National Railway Co.	1,386

	China — 6.0%
13	Baidu, Inc., ADR (a)	2,492
1,862	CNOOC Ltd.	2,300
39	JD.com, Inc., ADR (a)	989

		5,781

	Denmark — 1.7%
28	Novo Nordisk A/S, Class B	1,590

	Finland — 3.4%
544	Nokia OYJ	3,209

	France — 7.4%
50	Accor S.A.	2,228
142	Orange S.A.	2,351
23	Pernod Ricard S.A.	2,533

		7,112

	Germany — 6.1%
12	Continental AG	2,664
53	Covestro AG (e) (a)	2,092
33	Zalando SE (e) (a)	1,084

		5,840

	Hong Kong — 4.1%
287	Cheung Kong Property Holdings Ltd.	1,957
166	CK Hutchison Holdings Ltd.	1,986

		3,943

	India — 2.0%
31	HDFC Bank Ltd., ADR	1,957

	Ireland — 1.5%
23	Shire plc	1,424

	Israel — 3.4%
59	Teva Pharmaceutical Industries Ltd., ADR	3,232

	Italy — 1.6%
565	Intesa Sanpaolo S.p.A.	1,570

	Japan — 12.1%
44	Japan Tobacco, Inc.	1,785
66	KDDI Corp.	1,887
3	Keyence Corp.	1,918
118	Kubota Corp.	1,716
60	Shiseido Co., Ltd.	1,330
50	Sumitomo Mitsui Financial Group, Inc.	1,502
23	Tokyo Electron Ltd.	1,487

		11,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 6.2%
22	Akzo Nobel N.V.	1,573
144	Altice N.V., Class A (a)	2,185
179	ING Groep N.V., CVA	2,190

		5,948

	South Africa — 1.5%
10	Naspers Ltd., Class N	1,434

	South Korea — 2.9%
5	Samsung Electronics Co., Ltd., Reg. S, GDR	2,783

	Switzerland — 10.2%
10	Actelion Ltd. (a)	1,562
21	Cie Financiere Richemont S.A.	1,405
47	LafargeHolcim Ltd. (a)	2,366
11	Roche Holding AG	2,780
94	UBS Group AG	1,631

		9,744

	Taiwan — 1.8%
72	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,700

	United Kingdom — 20.3%
106	ARM Holdings plc	1,456
744	Barclays plc	1,867
114	British Land Co. plc (The)	1,204
2,110	Lloyds Banking Group plc	2,071
340	Meggitt plc	2,042
116	Prudential plc	2,283
90	RELX N.V.	1,505
107	Smith & Nephew plc	1,818
157	Standard Chartered plc	1,268
878	Vodafone Group plc	2,828
47	WPP plc	1,101

		19,443

	Total Common Stocks (Cost $92,931)	92,485

Short-Term Investment — 3.4%
	Investment Company — 3.4%
3,281	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $3,281)	3,281

	Total Investments — 100.0% (Cost $96,212)	95,766
	Liabilities in Excess of Other Assets — 0.0% (g)	(23)

	NET ASSETS — 100.0%	$95,743

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.0%
Pharmaceuticals	9.4
Media	6.5
Beverages	5.5
Wireless Telecommunication Services	4.9
Semiconductors & Semiconductor Equipment	4.8
Chemicals	3.8
Communications Equipment	3.4
Technology Hardware, Storage & Peripherals	2.9
Auto Components	2.8
Internet Software & Services	2.6
Construction Materials	2.5
Diversified Telecommunication Services	2.5
Oil, Gas & Consumable Fuels	2.4
Insurance	2.4
Hotels, Restaurants & Leisure	2.3

INDUSTRY	PERCENTAGE
Internet & Catalog Retail	2.2%
Aerospace & Defense	2.1
Industrial Conglomerates	2.1
Real Estate Management & Development	2.0
Electronic Equipment, Instruments & Components	2.0
Health Care Equipment & Supplies	1.9
Tobacco	1.9
Machinery	1.8
Capital Markets	1.7
Biotechnology	1.6
Textiles, Apparel & Luxury Goods	1.5
Road & Rail	1.4
Personal Products	1.4
Real Estate Investment Trusts (REITs)	1.3
Short-Term Investment	3.4

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
		Australia — 3.1%
2,489		Australia & New Zealand Banking Group Ltd.	45,622
4,339		Goodman Group	22,608

			68,230

		Belgium — 2.1%
133		Anheuser-Busch InBev S.A./N.V.	16,438
528		KBC Groep N.V.	29,729

			46,167

		Canada — 0.7%
384		TransCanada Corp.	15,945

		China — 1.1%
18,972		CNOOC Ltd.	23,436

		Denmark — 0.7%
119		Pandora A/S	15,481

		Finland — 1.8%
2,846		Nokia OYJ	16,802
1,217		UPM-Kymmene OYJ	23,299

			40,101

		France — 11.7%
333		Airbus Group SE	20,821
1,893		AXA S.A.	47,795
722		BNP Paribas S.A.	38,227
215		Capgemini S.A.	20,038
1,929		Natixis S.A.	10,645
350		Renault S.A.	33,801
197		Schneider Electric SE (a)	12,884
—	(h)	Thales S.A.	39
1,454		TOTAL S.A.	73,467

			257,717

		Germany — 6.9%
102		adidas AG	13,192
314		Bayer AG	36,310
342		Brenntag AG	20,066
528		Daimler AG	36,798
1,438		E.ON SE	14,905
138		HeidelbergCement AG	12,274
1,376		Infineon Technologies AG	19,625

			153,170

		Hong Kong — 1.8%
3,494		China Overseas Land & Investment Ltd.	11,091
2,442		CK Hutchison Holdings Ltd.	29,216

			40,307

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.4%
128	Ryanair Holdings plc, ADR	10,400
327	Shire plc	20,380

		30,780

	Israel — 1.2%
468	Teva Pharmaceutical Industries Ltd., ADR	25,486

	Italy — 4.0%
8,964	Enel S.p.A.	40,741
11,213	Intesa Sanpaolo S.p.A.	31,171
17,131	Telecom Italia S.p.A. (a)	16,728

		88,640

	Japan — 20.0%
355	Daikin Industries Ltd.	28,172
1,106	Daiwa House Industry Co., Ltd.	29,543
427	Dentsu, Inc.	21,675
1,202	DMG Mori Co., Ltd.	13,488
991	Honda Motor Co., Ltd.	26,754
632	Japan Airlines Co., Ltd.	22,756
11,014	Mitsubishi UFJ Financial Group, Inc.	50,826
1,396	Mitsui Fudosan Co., Ltd.	34,094
568	NH Foods Ltd.	12,660
1,270	Nippon Telegraph & Telephone Corp.	56,810
847	Sompo Japan Nipponkoa Holdings, Inc.	22,239
777	Sony Corp.	18,827
487	Sumitomo Mitsui Financial Group, Inc.	14,667
4,054	Sumitomo Mitsui Trust Holdings, Inc.	12,461
306	Suzuken Co., Ltd.	10,500
969	Suzuki Motor Corp.	26,565
375	Toyota Motor Corp.	19,019
1,067	Yamato Holdings Co., Ltd.	21,518

		442,574

	Luxembourg — 1.1%
4,254	ArcelorMittal	24,013

	Netherlands — 7.8%
2,611	ING Groep N.V., CVA	31,997
1,139	Koninklijke Philips N.V.	31,303
602	NN Group N.V.	20,894
3,326	Royal Dutch Shell plc, Class A	87,109

		171,303

	Norway — 1.1%
5,711	Norsk Hydro ASA	24,848

	South Korea — 0.9%
19	Samsung Electronics Co., Ltd.	21,025

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — 1.8%
4,830	Banco Santander S.A.	24,528
16,017	Bankia S.A.	14,941

		39,469

	Sweden — 2.9%
751	Electrolux AB, Series B	21,832
3,313	Nordea Bank AB	32,208
1,062	Sandvik AB	10,913

		64,953

	Switzerland — 4.6%
894	Credit Suisse Group AG (a)	13,610
311	LafargeHolcim Ltd. (a)	15,814
84	Roche Holding AG	21,252
491	Wolseley plc	27,483
100	Zurich Insurance Group AG (a)	22,429

		100,588

	United Kingdom — 19.9%
2,500	Aviva plc	15,838
7,251	Barclays plc	18,205
1,400	Barratt Developments plc	10,906
636	British American Tobacco plc	38,768
7,053	Centrica plc	24,631
1,893	Dixons Carphone plc	11,785
2,640	GlaxoSmithKline plc	56,419
552	InterContinental Hotels Group plc	22,058
30,832	Lloyds Banking Group plc	30,262
2,072	National Grid plc	29,566
2,125	Prudential plc	41,955
1,277	Rio Tinto plc	42,840
1,887	RSA Insurance Group plc	12,676
2,799	Standard Chartered plc	22,624
18,664	Vodafone Group plc	60,132

		438,665

	Total Common Stocks (Cost $2,117,113)	2,132,898

Preferred Stock — 0.5%
	Germany — 0.5%
93	Henkel AG & Co. KGaA (Cost $10,409)	10,578

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
51,512	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.391% (b) (l) (Cost $51,512)	51,512

	Total Investments — 99.4% (Cost $2,179,034)	2,194,988
	Other Assets in Excess of Liabilities — 0.6%	13,003

	NET ASSETS — 100.0%	$2,207,991

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.6%
Oil, Gas & Consumable Fuels	9.1
Insurance	8.4
Pharmaceuticals	7.3
Automobiles	6.5
Metals & Mining	4.2
Real Estate Management & Development	3.4
Diversified Telecommunication Services	3.4
Multi-Utilities	3.1
Industrial Conglomerates	2.8
Wireless Telecommunication Services	2.7
Household Durables	2.3
Trading Companies & Distributors	2.2
Electric Utilities	1.9
Tobacco	1.8
Airlines	1.5
Textiles, Apparel & Luxury Goods	1.3
Building Products	1.3
Construction Materials	1.3
Machinery	1.1
Paper & Forest Products	1.1
Real Estate Investment Trusts (REITs)	1.0
Hotels, Restaurants & Leisure	1.0
Media	1.0
Air Freight & Logistics	1.0
Technology Hardware, Storage & Peripherals	1.0
Aerospace & Defense	1.0
Others (each less than 1.0%)	6.4
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
5,849	CAD
3,181	for GBP	Barclays Bank plc	05/27/16	$4,649	#	$4,662	#	$13
121,243	AUD	Goldman Sachs International	05/27/16	87,496		92,093		4,597
29,153	CHF	Citibank, N.A.	05/27/16	29,784		30,421		637
4,151	CHF	Morgan Stanley	05/27/16	4,206		4,331		125
46,988	CHF	Royal Bank of Canada	05/27/16	47,364		49,032		1,668
61,400	DKK	Deutsche Bank AG	05/27/16	9,074		9,453		379
46,319	EUR	Deutsche Bank AG	05/27/16	52,568		53,075		507
38,633	EUR	Goldman Sachs International	05/27/16	43,972		44,268		296
18,555	EUR	Royal Bank of Scotland	05/27/16	20,702		21,261		559
9,135	EUR	State Street Corp.	05/27/16	10,299		10,468		169
13,387	GBP	Citibank, N.A.	05/27/16	19,047		19,562		515
11,811	GBP	Deutsche Bank AG	05/27/16	17,073		17,258		185
4,188	GBP	Goldman Sachs International	05/27/16	5,961		6,119		158
9,984	GBP	Standard Chartered Bank	05/27/16	14,117		14,588		471
3,679	GBP	State Street Corp.	05/27/16	5,123		5,376		253
62,115	HKD	Union Bank of Switzerland AG	05/27/16	8,000		8,010		10
4,158,839	JPY	BNP Paribas	05/27/16	37,058		39,108		2,050
876,134	JPY	Goldman Sachs International	05/27/16	7,707		8,239		532
1,683,693	JPY	HSBC Bank, N.A.	05/27/16	15,259		15,833		574
787,033	JPY	State Street Corp.	05/27/16	6,980		7,401		421
1,583,337	JPY	Union Bank of Switzerland AG	05/27/16	14,109		14,889		780
40,864	NOK	Standard Chartered Bank	05/27/16	4,762		5,075		313
42,929	SGD	State Street Corp.	05/27/16	30,465		31,899		1,434
				$495,775		$512,421		$16,646

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,137	AUD	Australia & New Zealand Banking Group Ltd.	05/27/16	$5,479		$5,420		$59
12,830	AUD	Goldman Sachs International	05/27/16	9,568		9,746		(178)
19,818	CAD	Royal Bank of Scotland	05/27/16	15,732		15,795		(63)
8,601	CHF	Morgan Stanley	05/27/16	8,991		8,975		16
4,600	CHF	State Street Corp.	05/27/16	4,791		4,801		(10)
68,696	DKK	Goldman Sachs International	05/27/16	10,169		10,577		(408)
9,074	EUR	Citibank, N.A.	05/27/16	10,142		10,397		(255)
7,513	EUR	Deutsche Bank AG	05/27/16	8,490		8,610		(120)
95,494	EUR	Goldman Sachs International	05/27/16	105,288		109,422		(4,134)
33,531	EUR	HSBC Bank, N.A.	05/27/16	37,526		38,421		(895)
6,685	EUR	Royal Bank of Canada	05/27/16	7,632		7,660		(28)
8,879	EUR	Standard Chartered Bank	05/27/16	10,091		10,175		(84)
8,117	EUR	State Street Corp.	05/27/16	9,017		9,302		(285)
56,985	GBP	BNP Paribas	05/27/16	80,571		83,269		(2,698)
5,807	GBP	Deutsche Bank AG	05/27/16	8,150		8,485		(335)
20,872	GBP	Morgan Stanley	05/27/16	29,259		30,499		(1,240)
3,661	GBP	Standard Chartered Bank	05/27/16	5,195		5,350		(155)
10,754	GBP	State Street Corp.	05/27/16	15,300		15,714		(414)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,577,115	JPY	Australia & New Zealand Banking Group Ltd.	05/27/16	$14,310	$14,831	$(521)
723,537	JPY	Barclays Bank plc	05/27/16	6,636	6,804	(168)
539,904	JPY	Goldman Sachs International	05/27/16	4,792	5,077	(285)
737,073	JPY	HSBC Bank, N.A.	05/27/16	6,639	6,931	(292)
512,780	JPY	Morgan Stanley	05/27/16	4,740	4,822	(82)
809,313	JPY	Standard Chartered Bank	05/27/16	7,178	7,611	(433)
1,009,813	JPY	State Street Corp.	05/27/16	9,120	9,496	(376)
104,090	NOK	Royal Bank of Canada	05/27/16	12,085	12,926	(841)
53,746	SEK	State Street Corp.	05/27/16	6,387	6,699	(312)
				$453,278	$467,815	$(14,537)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2016 of the currency being sold, and the value at April 30, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Australia — 6.4%
744	Australia & New Zealand Banking Group Ltd.	13,629
1,147	Bendigo & Adelaide Bank Ltd.	8,076
1,110	BHP Billiton Ltd.	17,328
1,153	Challenger Ltd.	7,798
14,885	Fairfax Media Ltd.	8,946
306	Flight Centre Travel Group Ltd.	9,123
2,716	GPT Group (The)	10,345
2,837	Harvey Norman Holdings Ltd.	9,606
965	LendLease Group	9,265
194	Macquarie Group Ltd.	9,278
7,366	South32 Ltd. (a)	9,212
2,240	Star Entertainment Grp Ltd. (The)	9,563
1,284	Westfield Corp.	9,807
1,014	Westpac Banking Corp.	23,810
460	Woodside Petroleum Ltd.	9,839

		165,625

	Belgium — 1.5%
196	Ageas	7,693
89	Anheuser-Busch InBev S.A./N.V.	11,064
366	bpost S.A.	10,339
90	Delhaize Group	9,504

		38,600

	China — 0.3%
11,549	China Construction Bank Corp., Class H	7,335

	Denmark — 2.5%
466	Danske Bank A/S	13,172
587	Novo Nordisk A/S, Class B	32,748
56	Pandora A/S	7,272
147	Vestas Wind Systems A/S	10,510

		63,702

	Finland — 0.7%
307	Tieto OYJ	8,058
533	UPM-Kymmene OYJ	10,197

		18,255

	France — 11.1%
693	Altran Technologies S.A.	10,279
713	AXA S.A.	18,014
367	BNP Paribas S.A.	19,414
107	Capgemini S.A.	9,955
758	Credit Agricole S.A.	8,389
650	Engie S.A.	10,724
198	Faurecia	8,180
1,681	Natixis S.A.	9,275
788	Orange S.A.	13,089

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
143	Publicis Groupe S.A.	10,558
105	Renault S.A.	10,096
149	Safran S.A.	10,243
352	Sanofi	29,025
180	Schneider Electric SE (a)	11,750
347	Societe Generale S.A.	13,672
82	Sodexo S.A.	8,319
107	Teleperformance	9,578
117	Thales S.A.	10,115
633	TOTAL S.A.	31,979
65	Valeo S.A.	10,336
389	Veolia Environnement S.A.	9,568
216	Vinci S.A.	16,102

		288,660

	Germany — 8.3%
144	Allianz SE	24,564
154	Bayer AG	17,768
130	Bayerische Motoren Werke AG	12,037
53	Continental AG	11,702
210	Covestro AG (a) (e)	8,323
301	Daimler AG	21,006
274	Evonik Industries AG	8,697
175	Freenet AG	5,349
125	Fresenius Medical Care AG & Co. KGaA	10,863
162	Fresenius SE & Co. KGaA	11,800
89	Hannover Rueck SE	10,154
124	HeidelbergCement AG	11,035
764	Infineon Technologies AG	10,905
95	Merck KGaA (a)	8,983
177	OSRAM Licht AG	9,236
103	Rheinmetall AG	8,034
236	Siemens AG	24,657

		215,113

	Hong Kong — 3.6%
3,384	BOC Hong Kong Holdings Ltd.	10,108
1,031	Cheung Kong Infrastructure Holdings Ltd.	9,730
1,475	Cheung Kong Property Holdings Ltd.	10,070
3,226	China Overseas Land & Investment Ltd.	10,240
1,067	CK Hutchison Holdings Ltd.	12,759
9,686	New World Development Co., Ltd.	9,633
2,764	Sands China Ltd.	9,847
852	Swire Pacific Ltd., Class A	9,243
670	Wheelock & Co., Ltd.	3,102
11,446	Xinyi Glass Holdings Ltd.	7,797

		92,529

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	India — 0.3%
134	HDFC Bank Ltd., ADR	8,439

	Ireland — 1.3%
119	DCC plc	10,595
114	Ryanair Holdings plc, ADR	9,251
222	Shire plc	13,873

		33,719

	Israel — 0.6%
298	Teva Pharmaceutical Industries Ltd., ADR	16,209

	Italy — 1.4%
3,320	Enel S.p.A.	15,091
4,099	Intesa Sanpaolo S.p.A.	11,395
1,188	Mediobanca S.p.A.	9,787

		36,273

	Japan — 21.5%
311	Ajinomoto Co., Inc.	7,162
917	Amada Holdings Co., Ltd.	9,217
787	Astellas Pharma, Inc.	10,615
417	Bandai Namco Holdings, Inc.	8,882
288	Bridgestone Corp.	10,601
1,328	Citizen Holdings Co., Ltd.	7,492
1,807	Concordia Financial Group Ltd. (a)	8,704
730	Daicel Corp.	9,122
170	FamilyMart Co., Ltd.	8,987
2,429	Fuji Electric Co., Ltd.	10,336
309	Fuji Heavy Industries Ltd.	10,153
277	FUJIFILM Holdings Corp.	11,387
117	Hikari Tsushin, Inc.	8,786
709	Hitachi Metals Ltd.	7,195
425	Honda Motor Co., Ltd.	11,480
234	Hoya Corp.	8,942
890	ITOCHU Corp.	11,312
427	Japan Tobacco, Inc.	17,446
708	JTEKT Corp.	9,009
596	KDDI Corp.	17,174
179	Koito Manufacturing Co., Ltd.	7,751
96	Kose Corp.	8,744
154	Matsumotokiyoshi Holdings Co., Ltd.	7,552
621	Mazda Motor Corp.	9,460
560	Mitsubishi Corp.	9,409
949	Mitsubishi Electric Corp.	10,085
4,383	Mitsubishi UFJ Financial Group, Inc.	20,227
1,913	Mitsubishi UFJ Lease & Finance Co., Ltd.	8,336
1,551	Mitsui Chemicals, Inc.	5,144
405	Mitsui Fudosan Co., Ltd.	9,891

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
434	Nippon Steel & Sumitomo Metal Corp.	9,022
318	Nippon Telegraph & Telephone Corp.	14,208
80	Nitori Holdings Co., Ltd.	7,479
139	Nitto Denko Corp.	7,483
537	NTT DOCOMO, Inc.	12,875
1,028	Obayashi Corp.	10,071
818	ORIX Corp.	11,576
262	Otsuka Holdings Co., Ltd.	10,226
767	Sekisui Chemical Co., Ltd.	9,591
549	Sekisui House Ltd.	9,532
141	Shin-Etsu Chemical Co., Ltd.	7,914
217	Shionogi & Co., Ltd.	11,071
145	SoftBank Group Corp.	7,807
299	Sompo Japan Nipponkoa Holdings, Inc.	7,837
2,041	Sumitomo Chemical Co., Ltd.	9,225
773	Sumitomo Electric Industries Ltd.	9,304
2,235	Sumitomo Heavy Industries Ltd.	9,393
475	Sumitomo Mitsui Financial Group, Inc.	14,288
2,592	Sumitomo Mitsui Trust Holdings, Inc.	7,967
674	T&D Holdings, Inc.	6,455
1,438	Taisei Corp.	9,815
724	Taiyo Yuden Co., Ltd.	7,225
147	Tokyo Electron Ltd.	9,682
506	Tokyo Tatemono Co., Ltd.	6,682
390	Toyota Motor Corp.	19,744
328	Yamaha Corp.	9,422

		556,495

	Luxembourg — 0.4%
244	APERAM S.A.	9,619

	Netherlands — 5.2%
1,413	Aegon N.V.	8,125
141	Heineken N.V.	13,245
1,482	ING Groep N.V., CVA	18,161
417	Koninklijke Ahold N.V.	9,071
277	NN Group N.V.	9,618
181	Randstad Holding N.V.	9,741
2,207	Royal Dutch Shell plc, Class B	57,932
1,339	Steinhoff International Holdings N.V. (a)	8,375

		134,268

	Norway — 0.8%
801	DNB ASA	10,246
2,345	Norsk Hydro ASA	10,202

		20,448

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — 0.5%
660	DBS Group Holdings Ltd.	7,467
208	Jardine Cycle & Carriage Ltd.	5,958

		13,425

	South Korea — 0.3%
158	POSCO, ADR	8,204

	Spain — 2.6%
235	Amadeus IT Holding S.A., Class A	10,732
2,204	Banco Santander S.A.	11,193
427	Ferrovial S.A.	9,222
453	Gas Natural SDG S.A.	9,443
2,134	Iberdrola S.A.	15,188
828	Repsol S.A.	10,907

		66,685

	Sweden — 2.7%
574	Boliden AB	10,031
593	Castellum AB	9,494
241	Hexagon AB, Class B	9,636
614	Securitas AB, Class B	9,712
349	Svenska Cellulosa AB S.C.A., Class B	10,997
508	Swedbank AB, Class A	10,967
526	Trelleborg AB, Class B,	9,611

		70,448

	Switzerland — 8.1%
66	Actelion Ltd. (a)	10,657
153	Adecco S.A.	9,878
12	Georg Fischer AG	9,742
59	Lonza Group AG (a)	9,914
515	Nestle S.A.	38,439
379	Novartis AG	28,818
196	Roche Holding AG	49,667
2	Sika AG	9,368
36	Swiss Life Holding AG (a)	9,001
155	Swiss Re AG	13,800
1,235	UBS Group AG	21,417

		210,701

	Taiwan — 0.3%
338	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	7,967

	United Kingdom — 17.4%
1,306	3i Group plc	9,058
156	AstraZeneca plc	8,951
1,641	Aviva plc	10,400
5,293	Barclays plc	13,290

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
1,145	Barratt Developments plc	8,919
2,499	Booker Group plc	5,927
5,117	BP plc	28,191
577	British American Tobacco plc	35,193
906	British Land Co. plc (The)	9,536
2,571	BT Group plc	16,666
443	Burberry Group plc	7,706
1,411	Carillion plc	6,073
1,553	Direct Line Insurance Group plc	8,227
1,349	Dixons Carphone plc	8,399
650	Greene King plc	7,778
2,733	HSBC Holdings plc	18,113
353	Imperial Brands plc	19,216
204	Intertek Group plc	9,738
2,306	ITV plc	7,602
1,885	J Sainsbury plc	7,976
1,015	John Wood Group plc	9,282
18,504	Lloyds Banking Group plc	18,161
1,301	Marks & Spencer Group plc	8,067
292	Persimmon plc	8,482
526	Playtech plc	6,190
870	Prudential plc	17,170
235	Reckitt Benckiser Group plc	22,940
589	Rio Tinto plc	19,744
1,189	Segro plc	7,264
1,074	UBM plc	8,952
756	Unilever N.V., CVA	33,222
8,834	Vodafone Group plc	28,462
610	WPP plc	14,256

		449,151

	United States — 0.4%
192	Carnival plc	9,596

	Total Common Stocks (Cost $2,577,422)	2,541,466

Preferred Stock — 0.4%
	Germany — 0.4%
94	Henkel AG & Co. KGaA (Cost $9,338)	10,703

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
70,048	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $70,048)	70,048

	Total Investments — 101.3% (Cost $2,656,808)	2,622,217
	Liabilities in Excess of Other Assets — (1.3)%	(34,173)

	NET ASSETS — 100.0%	$2,588,044

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.7%
Pharmaceuticals	9.1
Insurance	5.8
Oil, Gas & Consumable Fuels	5.3
Metals & Mining	3.8
Automobiles	3.6
Real Estate Management & Development	3.0
Tobacco	2.7
Wireless Telecommunication Services	2.7
Auto Components	2.5
Chemicals	2.5
Industrial Conglomerates	2.1
Hotels, Restaurants & Leisure	2.1
Electrical Equipment	2.0
Construction & Engineering	2.0
Media	1.9
Capital Markets	1.9
Food & Staples Retailing	1.9
Machinery	1.8
Food Products	1.7
Household Durables	1.7
Household Products	1.7
Diversified Telecommunication Services	1.7
Personal Products	1.6
Electric Utilities	1.5
IT Services	1.5
Professional Services	1.5
Real Estate Investment Trusts (REITs)	1.4
Semiconductors & Semiconductor Equipment	1.1
Diversified Financial Services	1.1
Others (each less than 1.0%)	12.4
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

J.P. Morgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
ILS	— Israeli Shekel
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,102,353		$2,191,711	$2,641		$6,835,706
Investments in affiliates, at value	17,419		49,636	—		—

Total investment securities, at value	1,119,772		2,241,347	2,641		6,835,706
Cash	853		1,167	115		—
Foreign currency, at value	507		1,206	1		563
Receivables:
Investment securities sold	1,882		—	11		8,944
Fund shares sold	162		9,574	—		5,812
Dividends from non-affiliates	853		2,342	11		16,004
Dividends from affiliates	4		15	—		5
Tax reclaims	11		—	—		6,763
Due from Adviser	—		—	30		—
Other assets	—		—	33		—

Total Assets	1,124,044		2,255,651	2,842		6,873,797

LIABILITIES:
Payables:
Due to custodian	—		—	—		2,310
Investment securities purchased	2,100		1,521	3		9,789
Fund shares redeemed	910		3,415	—		5,557
Accrued liabilities:
Investment advisory fees	855		1,717	—		373
Administration fees	28		80	—		—
Distribution fees	12		81	—	(a)	—	(a)
Shareholder servicing fees	12		60	1		1,405
Custodian and accounting fees	85		304	11		58
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	—	(a)	24
Deferred India capital gains tax	22		367	—		—
Audit fees	38		47	36		42
Sub-transfer agent fees	48		319	—	(a)	—
Other	30		182	2		47

Total Liabilities	4,140		8,097	53		19,605

Net Assets	$1,119,904		$2,247,554	$2,789		$6,854,192

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,362,298	$2,209,605	$3,269	$6,685,675
Accumulated undistributed (distributions in excess of) net investment income	615	3,884	15	45,820
Accumulated net realized gains (losses)	(227,682)	(129,261)	(326)	(262,254)
Net unrealized appreciation (depreciation)	(15,327)	163,326	(169)	384,951

Total Net Assets	$1,119,904	$2,247,554	$2,789	$6,854,192

Net Assets:
Class A	$50,346	$284,714	$114	$20
Class C	2,728	38,732	40	19
Class R2	—	—	—	20
Class R5	2,779	—	18	—
Class R6	1,008,372	1,375,251	22	—
Institutional Class	—	285,067	—	—
Select Class	55,679	263,790	2,595	6,854,133

Total	$1,119,904	$2,247,554	$2,789	$6,854,192

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,758	14,471	9	1
Class C	260	2,020	3	1
Class R2	—	—	—	1
Class R5	258	—	2	—
Class R6	94,813	67,998	2	—
Institutional Class	—	14,072	—	—
Select Class	5,208	13,104	205	382,896

Net Asset Value (a):
Class A — Redemption price per share	$10.58	$19.68	$12.61	$18.00
Class C — Offering price per share (b)	10.48	19.17	12.59	18.06
Class R2 — Offering and redemption price per share	—	—	—	18.03
Class R5 — Offering and redemption price per share	10.78	—	12.64	—
Class R6 — Offering and redemption price per share	10.64	20.22	12.64	—
Institutional Class — Offering and redemption price per share	—	20.26	—	—
Select Class — Offering and redemption price per share	10.69	20.13	12.64	17.90
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.17	$20.77	$13.31	$19.00

Cost of investments in non-affiliates	$1,117,697	$2,028,137	$2,810	$6,451,156
Cost of investments in affiliates	17,419	49,636	—	—
Cost of foreign currency	507	1,082	1	561

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,413		$3,259,867	$109,553		$2,575,869
Investments in affiliates, at value	—		63,437	5,006		50,458

Total investment securities, at value	2,413		3,323,304	114,559		2,626,327
Cash	6		29	321		33
Foreign currency, at value	2		520	18		793
Receivables:
Investment securities sold	74		—	2,258		5,891
Fund shares sold	7		1,096	660		769
Dividends from non-affiliates	62		16,142	549		13,057
Dividends from affiliates	1		20	1		16
Tax reclaims	18		5,672	170		3,843
Unrealized appreciation on forward foreign currency exchange contracts	—		—	195		21,829
Due from Adviser	15		—	—		—
Other assets	10		—	—		—

Total Assets	2,608		3,346,783	118,731		2,672,558

LIABILITIES:
Payables:
Investment securities purchased	9		—	2,597		2,292
Fund shares redeemed	5		1,084	183		26,592
Unrealized depreciation on forward foreign currency exchange contracts	—		—	417		18,634
Accrued liabilities:
Investment advisory fees	—		1,993	42		1,327
Administration fees	—		114	—		181
Distribution fees	4		67	21		42
Shareholder servicing fees	4		66	20		51
Custodian and accounting fees	7		76	9		56
Trustees’ and Chief Compliance Officer’s fees	—	(a)	7	—	(a)	6
Audit fees	40		10	39		38
Sub-transfer agent fees	—	(a)	188	29		136
Other	6		69	18		25

Total Liabilities	75		3,674	3,375		49,380

Net Assets	$2,533		$3,343,109	$115,356		$2,623,178

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$3,669	$3,287,924	$117,930	$2,574,261
Accumulated undistributed (distributions in excess of) net investment income	(68)	18,464	(198)	20,716
Accumulated net realized gains (losses)	(1,138)	(19,939)	(8,329)	(89,096)
Net unrealized appreciation (depreciation)	70	56,660	5,953	117,297

Total Net Assets	$2,533	$3,343,109	$115,356	$2,623,178

Net Assets:
Class A	$766	$256,450	$71,821	$202,152
Class C	309	24,556	11,304	1,565
Class R2	17	1,450	116	—
Class R5	17	55,680	19	—
Class R6	17	2,881,834	20	2,341,171
Institutional Class	—	—	—	51,369
Select Class	1,407	123,139	32,076	26,921

Total	$2,533	$3,343,109	$115,356	$2,623,178

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56	18,366	4,846	14,542
Class C	23	1,853	767	116
Class R2	2	104	8	—
Class R5	1	3,926	1	—
Class R6	1	203,243	1	165,610
Institutional Class	—	—	—	3,631
Select Class	102	8,695	2,160	1,908

Net Asset Value (a):
Class A — Redemption price per share	$13.73	$13.96	$14.82	$13.90
Class C — Offering price per share (b)	13.66	13.25	14.73	13.46
Class R2 — Offering and redemption price per share	13.85	13.90	14.80	—
Class R5 — Offering and redemption price per share	13.81	14.18	14.86	—
Class R6 — Offering and redemption price per share	13.80	14.18	14.85	14.14
Institutional Class — Offering and redemption price per share	—	—	—	14.15
Select Class — Offering and redemption price per share	13.81	14.16	14.85	14.11
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.49	$14.73	$15.64	$14.67

Cost of investments in non-affiliates	$2,347	$3,203,694	$103,387	$2,462,231
Cost of investments in affiliates	—	63,437	5,006	50,458
Cost of foreign currency	2	514	18	760

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$1,174,147	$92,485		$2,143,476	$2,552,169
Investments in affiliates, at value	24,061	3,281		51,512	70,048

Total investment securities, at value	1,198,208	95,766		2,194,988	2,622,217
Cash	188	49		2,882	30
Foreign currency, at value	1,075	23		1,200	10
Deposits at broker for futures contracts	1,445	—		—	—
Receivables:
Due from custodian	—	—		—	16,419
Investment securities sold	—	—		2,466	16,947
Fund shares sold	1,916	166		8,205	739
Dividends from non-affiliates	4,246	522		10,712	12,922
Dividends from affiliates	15	1		13	19
Tax reclaims	2,079	39		3,528	3,081
Unrealized appreciation on forward foreign currency exchange contracts	—	—		16,721	—

Total Assets	1,209,172	96,566		2,240,715	2,672,384

LIABILITIES:
Payables:
Investment securities purchased	—	707		9,840	51,245
Fund shares redeemed	145	6		5,144	31,318
Variation margin on futures contracts	676	—		81	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		14,612	—
Accrued liabilities:
Investment advisory fees	42	44		1,066	1,247
Administration fees	—	—		145	170
Distribution fees	26	5		151	41
Shareholder servicing fees	203	3		231	44
Custodian and accounting fees	40	8		150	61
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	9	6
Audit fees	3	43		41	30
Sub-transfer agent fees	40	2		1,013	138
Other	36	5		241	40

Total Liabilities	1,212	823		32,724	84,340

Net Assets	$1,207,960	$95,743		$2,207,991	$2,588,044

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$1,181,285	$99,375	$2,608,720	$3,176,432
Accumulated undistributed (distributions in excess of) net investment income	8,783	426	15,106	20,955
Accumulated net realized gains (losses)	(10,918)	(3,627)	(433,917)	(575,181)
Net unrealized appreciation (depreciation)	28,810	(431)	18,082	(34,162)

Total Net Assets	$1,207,960	$95,743	$2,207,991	$2,588,044

Net Assets:
Class A	$71,201	$11,118	$653,132	$198,415
Class C	15,714	4,823	28,901	2,437
Class R2	3,814	19	1,521	481
Class R5	—	19	—	—
Class R6	—	69,437	28,671	2,338,722
Institutional Class	—	—	1,295,143	28,749
Select Class	1,117,231	10,327	200,623	19,240

Total	$1,207,960	$95,743	$2,207,991	$2,588,044

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,613	656	53,777	10,927
Class C	1,061	287	2,444	133
Class R2	252	1	127	27
Class R5	—	1	—	—
Class R6	—	4,059	2,315	125,924
Institutional Class	—	—	104,546	1,522
Select Class	71,836	603	16,097	1,019

Net Asset Value (a):
Class A — Redemption price per share	$15.44	$16.95	$12.15	$18.16
Class C — Offering price per share (b)	14.82	16.79	11.83	18.33
Class R2 — Offering and redemption price per share	15.11	16.94	11.97	18.04
Class R5 — Offering and redemption price per share	—	17.11	—	—
Class R6 — Offering and redemption price per share	—	17.11	12.38	18.57
Institutional Class — Offering and redemption price per share	—	—	12.39	18.88
Select Class — Offering and redemption price per share	15.55	17.13	12.46	18.88
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.30	$17.89	$12.82	$19.17

Cost of investments in non-affiliates	$1,145,713	$92,931	$2,127,522	$2,586,760
Cost of investments in affiliates	24,061	3,281	51,512	70,048
Cost of foreign currency	1,081	22	1,192	10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	$—		$9
Interest income from affiliates	2	—	—		— (a)
Dividend income from non-affiliates	10,858	18,571	42		87,119
Dividend income from affiliates	26	74	—		88
Foreign taxes withheld	(1,271)	(1,504)	(3)		(3,866)

Total investment income	9,615	17,141	39		83,350

EXPENSES:
Investment advisory fees	5,342	10,673	13		6,916
Administration fees	439	876	1		2,840
Distribution fees:
Class A	55	330	—	(a)	— (a)
Class C	11	142	—	(a)	— (a)
Class R2	—	—	—		— (a)
Shareholder servicing fees:
Class A	55	330	—	(a)	— (a)
Class C	4	48	—	(a)	— (a)
Class R2	—	—	—		— (a)
Class R5	3	—	—	(a)	—
Institutional Class	—	137	—		—
Select Class	70	347	3		8,645
Custodian and accounting fees	325	660	24		301
Interest expense to affiliates	1	1	—		9
Professional fees	51	57	33		76
Trustees’ and Chief Compliance Officer’s fees	4	14	2		38
Printing and mailing costs	15	2	3		58
Registration and filing fees	51	62	26		86
Transfer agent fees (See Note 2.J.)	10	60	—	(a)	30
Sub-transfer agent fees (See Note 2.J.)	52	431	—		8
Offering costs	—	—	14		—
Other	9	11	3		13

Total expenses	6,497	14,181	122		19,020

Less fees waived	(712)	(1,695)	(14)		(7,360)
Less expense reimbursements	(2)	—	(91)		(1)

Net expenses	5,783	12,486	17		11,659

Net investment income (loss)	3,832	4,655	22		71,691

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(38,460)	(84,948)	(196)		(172,253)
Futures	(3,603)	—	—		11,473
Foreign currency transactions	(522)	(510)	(2)		146

Net realized gain (loss)	(42,585)	(85,458)	(198)		(160,634)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	12,475 (b)	117,607 (c)	225		(35,404)
Futures	979	—	—		(10,589)
Foreign currency translations	54	129	—	(a)	744

Change in net unrealized appreciation/depreciation	13,508	117,736	225		(45,249)

Net realized/unrealized gains (losses)	(29,077)	32,278	27		(205,883)

Change in net assets resulting from operations	$(25,245)	$36,933	$49		$(134,192)

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $(53,000) for Emerging Economies Fund.
(c)	Net of change in India capital gains tax of approximately $34,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$— (a)	$—	$1
Dividend income from non-affiliates	443		40,774	2,121	35,465
Dividend income from affiliates	6		97	5	66
Foreign taxes withheld	(17)		(2,707)	(174)	(2,279)

Total investment income	432		38,164	1,952	33,253

EXPENSES:
Investment advisory fees	115		11,971	359	7,300
Administration fees	14		1,229	42	999
Distribution fees:
Class A	35		283	81	210
Class C	1		94	35	6
Class R2	—	(a)	3	— (a)	—
Shareholder servicing fees:
Class A	35		283	81	210
Class C	—	(a)	31	12	2
Class R2	—	(a)	2	— (a)	—
Class R5	—	(a)	14	— (a)	—
Institutional Class	—		—	—	26
Select Class	6		162	36	30
Custodian and accounting fees	23		241	29	163
Interest expense to affiliates	—	(a)	1	2	1
Professional fees	38		69	38	57
Trustees’ and Chief Compliance Officer’s fees	2		15	2	12
Printing and mailing costs	5		65	13	34
Registration and filing fees	47		60	28	53
Transfer agent fees (See Note 2.J.)	2		35	5	19
Sub-transfer agent fees (See Note 2.J.)	—	(a)	217	33	130
Other	4		12	3	11

Total expenses	327		14,787	799	9,263

Less fees waived	(125)		(1,849)	(185)	(109)
Less expense reimbursements	(88)		(5)	— (a)	—

Net expenses	114		12,933	614	9,154

Net investment income (loss)	318		25,231	1,338	24,099

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,322		5,470	(7,362)	(65,938)
Futures	228		—	—	6,448
Foreign currency transactions	129		(739)	(48)	11,843

Net realized gain (loss)	5,679		4,731	(7,410)	(47,647)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(41)		(141,854)	3,397	(31,361)
Foreign currency translations	4		912	(206)	4,606

Change in net unrealized appreciation/depreciation	(37)		(140,942)	3,191	(26,755)

Net realized/unrealized gains (losses)	5,642		(136,211)	(4,219)	(74,402)

Change in net assets resulting from operations	$5,960		$(110,980)	$(2,881)	$(50,303)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5		$—		$—	$10
Interest income from affiliates	—	(a)	—	(a)	— (a)	1
Dividend income from non-affiliates	14,513		890		33,599	38,650
Dividend income from affiliates	40		4		35	82
Foreign taxes withheld	(1,165)		(64)		(2,565)	(3,205)

Total investment income	13,393		830		31,069	35,538

EXPENSES:
Investment advisory fees	888		286		6,645	6,726
Administration fees	364		34		909	921
Distribution fees:
Class A	92		10		804	204
Class C	61		15		108	10
Class R2	9		—	(a)	4	1
Shareholder servicing fees:
Class A	92		10		804	204
Class C	20		5		36	3
Class R2	4		—	(a)	2	— (a)
Class R5	—		—	(a)	—	—
Institutional Class	—		—		664	19
Select Class	993		13		262	23
Custodian and accounting fees	81		35		168	191
Interest expense to affiliates	—	(a)	—	(a)	1	— (a)
Professional fees	63		36		64	71
Trustees’ and Chief Compliance Officer’s fees	5		2		12	11
Printing and mailing costs	33		3		140	32
Registration and filing fees	33		24		76	56
Transfer agent fees (See Note 2.J.)	27		4		31	17
Sub-transfer agent fees (See Note 2.J.)	87		4		1,132	123
Other	6		4		15	5

Total expenses	2,858		485		11,877	8,617

Less fees waived	(1,162)		(133)		(239)	(161)
Less expense reimbursements	—	(a)	—	(a)	(2)	— (a)

Net expenses	1,696		352		11,636	8,456

Net investment income (loss)	11,697		478		19,433	27,082

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,865)		(2,814)		(76,920)	(6,892)
Futures	2,367		—		1,045	—
Foreign currency transactions	269		9		7,272	611

Net realized gain (loss)	(5,229)		(2,805)		(68,603)	(6,281)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(29,456	)(b)	1,270		(90,020)	(88,686)
Futures	(47)		—		—	—
Foreign currency translations	255		16		824	568

Change in net unrealized appreciation/depreciation	(29,248)		1,286		(89,196)	(88,118)

Net realized/unrealized gains (losses)	(34,477)		(1,519)		(157,799)	(94,399)

Change in net assets resulting from operations	$(22,780)		$(1,041)		$(138,366)	$(67,317)

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $2,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,832	$14,254	$4,655	$19,330
Net realized gain (loss)	(42,585)	(84,340)	(85,458)	(27,573)
Change in net unrealized appreciation/depreciation	13,508	(71,084)	117,736	(380,760)

Change in net assets resulting from operations	(25,245)	(141,170)	36,933	(389,003)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(378)	(1,309)	(1,590)	(2,876)
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(1)	(54)	—	(188)
Class R5
From net investment income	—	(17,780)	—	—
Class R6 (b)
From net investment income	(12,736)	—	(13,982)	(14,467)
Institutional Class
From net investment income	—	—	(2,796)	(4,060)
Select Class
From net investment income	(168)	(4,910)	(1,894)	(5,672)

Total distributions to shareholders	(13,283)	(24,053)	(20,262)	(27,266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,589	39,393	(34,968)	147,146

NET ASSETS:
Change in net assets	19,061	(125,830)	(18,297)	(269,123)
Beginning of period	1,100,843	1,226,673	2,265,851	2,534,974

End of period	$1,119,904	$1,100,843	$2,247,554	$2,265,851

Accumulated undistributed (distributions in excess of) net investment income	$615	$10,066	$3,884	$19,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Six Months Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015 (a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22	$101	$71,691	$126,380
Net realized gain (loss)	(198)	(129)	(160,634)	(89,014)
Change in net unrealized appreciation/depreciation	225	(394)	(45,249)	101,877

Change in net assets resulting from operations	49	(422)	(134,192)	139,243

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(2)	— (b)	(1)
From net realized gains	—	—	—	(1)
Class C
From net investment income	— (b)	(1)	—	— (b)
From net realized gains	—	—	—	(1)
Class R2
From net investment income	—	—	— (b)	— (b)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	— (b)	— (b)	—	—
Class R6
From net investment income	— (b)	(1)	—	—
Select Class
From net investment income	(18)	(84)	(138,054)	(71,222)
From net realized gains	—	—	—	(47,876)

Total distributions to shareholders	(19)	(88)	(138,054)	(119,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	66	3,203	(288,840)	3,817,424

NET ASSETS:
Change in net assets	96	2,693	(561,086)	3,837,565
Beginning of period	2,693	—	7,415,278	3,577,713

End of period	$2,789	$2,693	$6,854,192	$7,415,278

Accumulated undistributed (distributions in excess of) net investment income	$15	$12	$45,820	$112,183

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Global Unconstrained Equity Fund		International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$318	$38	$25,231	$52,700
Net realized gain (loss)	5,679	482	4,731	(11,664)
Change in net unrealized appreciation/depreciation	(37)	(275)	(140,942)	(93,907)

Change in net assets resulting from operations	5,960	245	(110,980)	(52,871)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(339)	(2)	(688)	(3,160)
From net realized gains	(6,015)	(24)	—	—
Class B (a)
From net investment income	—	—	—	(1)
Class C
From net investment income	(2)	(2)	(49)	(332)
From net realized gains	(26)	(36)	—	—
Class R2
From net investment income	— (b)	(1)	(3)	(13)
From net realized gains	(2)	(16)	—	—
Class R5
From net investment income	— (b)	(2)	(249)	(1,256)
From net realized gains	(1)	(16)	—	—
Class R6
From net investment income	— (b)	(2)	(11,937)	(36,053)
From net realized gains	(1)	(16)	—	—
Select Class
From net investment income	(57)	(89)	(505)	(8,468)
From net realized gains	(780)	(887)	—	—

Total distributions to shareholders	(7,223)	(1,093)	(13,431)	(49,283)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,155	(2,043)	544,897	537,987

NET ASSETS:
Change in net assets	892	(2,891)	420,486	435,833
Beginning of period	1,641	4,532	2,922,623	2,486,790

End of period	$2,533	$1,641	$3,343,109	$2,922,623

Accumulated undistributed (distributions in excess of) net investment income	$(68)	$12	$18,464	$6,664

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,338	$2,671	$24,099	$32,441
Net realized gain (loss)	(7,410)	1,803	(47,647)	(49,185)
Change in net unrealized appreciation/depreciation	3,191	(6,667)	(26,755)	27,406

Change in net assets resulting from operations	(2,881)	(2,193)	(50,303)	10,662

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(954)	(2,802)	(362)	(1,196)
From net realized gains	(1,055)	(747)	—	—
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(127)	(160)	— (b)	(26)
From net realized gains	(151)	(30)	—	—
Class R2
From net investment income	(1)	(19)	—	—
From net realized gains	(1)	(5)	—	—
Class R5
From net investment income	— (b)	(21)	—	—
From net realized gains	— (b)	(6)	—	—
Class R6 (c)
From net investment income	— (b)	(1)	(13,758)	(43,134)
From net realized gains	(1)	—	—	—
Institutional Class
From net investment income	—	—	(312)	(1,208)
Select Class
From net investment income	(484)	(1,460)	(55)	(1,161)
From net realized gains	(534)	(342)	—	—

Total distributions to shareholders	(3,308)	(5,593)	(14,487)	(46,728)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,128	4,141	447,598	520,590

NET ASSETS:
Change in net assets	4,939	(3,645)	382,808	484,524
Beginning of period	110,417	114,062	2,240,370	1,755,846

End of period	$115,356	$110,417	$2,623,178	$2,240,370

Accumulated undistributed (distributions in excess of) net investment income	$(198)	$30	$20,716	$11,104

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,697	$21,426	$478	$235
Net realized gain (loss)	(5,229)	5,781	(2,805)	(835)
Change in net unrealized appreciation/depreciation	(29,248)	(31,203)	1,286	(2,078)

Change in net assets resulting from operations	(22,780)	(3,996)	(1,041)	(2,678)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,772)	(2,144)	(18)	(3)
From net realized gains	(738)	(14,822)	—	(23)
Class B (a)
From net investment income	—	(30)	—	—
From net realized gains	—	(279)	—	—
Class C
From net investment income	(316)	(384)	(3)	(1)
From net realized gains	(169)	(3,366)	—	(9)
Class R2
From net investment income	(80)	(65)	—	(1)
From net realized gains	(35)	(441)	—	(5)
Class R5
From net investment income	—	—	— (b)	(1)
From net realized gains	—	—	—	(5)
Class R6
From net investment income	—	—	(253)	(1)
From net realized gains	—	—	—	(5)
Select Class
From net investment income	(19,237)	(14,339)	—	(44)
From net realized gains	(7,017)	(90,006)	—	(267)

Total distributions to shareholders	(29,364)	(125,876)	(274)	(365)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	375,775	330,697	22,562	72,975

NET ASSETS:
Change in net assets	323,631	200,825	21,247	69,932
Beginning of period	884,329	683,504	74,496	4,564

End of period	$1,207,960	$884,329	$95,743	$74,496

Accumulated undistributed (distributions in excess of) net investment income	$8,783	$18,491	$426	$222

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,433	$46,749	$27,082	$41,458
Net realized gain (loss)	(68,603)	836	(6,281)	(23,971)
Change in net unrealized appreciation/depreciation	(89,196)	(132,259)	(88,118)	(9,677)

Change in net assets resulting from operations	(138,366)	(84,674)	(67,317)	7,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,469)	(17,828)	(2,746)	(1,178)
Class B (a)
From net investment income	—	(34)	—	—
Class C
From net investment income	(176)	(874)	(35)	(7)
Class R2
From net investment income	(18)	(54)	(3)	(1)
Class R6 (b)
From net investment income	(61)	(1,141)	(39,523)	—
Institutional Class
From net investment income	(19,068)	(104,543)	(210)	(23,132)
Select Class
From net investment income	(2,865)	(10,060)	(365)	(194)

Total distributions to shareholders	(29,657)	(134,534)	(42,882)	(24,512)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(68,182)	(1,126,276)	616,327	505,255

NET ASSETS:
Change in net assets	(236,205)	(1,345,484)	506,128	488,553
Beginning of period	2,444,196	3,789,680	2,081,916	1,593,363

End of period	$2,207,991	$2,444,196	$2,588,044	$2,081,916

Accumulated undistributed (distributions in excess of) net investment income	$15,106	$25,330	$20,955	$36,755

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,631	$39,047	$58,894	$141,966
Distributions reinvested	376	703	1,541	2,387
Cost of shares redeemed	(9,217)	(68,699)	(52,513)	(164,706)
Conversion from Class B Shares	—	—	—	1,651

Change in net assets resulting from Class A capital transactions	$8,790	$(28,949)	$7,922	$(18,702)

Class B (a)
Proceeds from shares issued	$—	$—	$—	$103
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(954)
Conversion to Class A Shares	—	—	—	(1,651)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(2,499)

Class C
Proceeds from shares issued	$171	$694	$3,693	$10,799
Distributions reinvested	1	54	—	176
Cost of shares redeemed	(889)	(1,667)	(8,405)	(14,202)

Change in net assets resulting from Class C capital transactions	$(717)	$(919)	$(4,712)	$(3,227)

Class R5
Proceeds from shares issued	$79,262	$514,420	$—	$—
Distributions reinvested	—	17,780	—	—
Cost of shares redeemed	(157,035)	(1,200,435)	—	—

Change in net assets resulting from Class R5 capital transactions	$(77,773)	$(668,235)	$—	$—

Class R6 (b)
Proceeds from shares issued	$462,944	$743,085	$367,934	$600,665
Distributions reinvested	12,736	—	13,982	14,467
Cost of shares redeemed	(160,629)	(150)	(147,218)	(448,676)

Change in net assets resulting from Class R6 capital transactions	$315,051	$742,935	$234,698	$166,456

Institutional Class
Proceeds from shares issued	$—	$—	$49,497	$154,149
Distributions reinvested	—	—	1,936	2,196
Cost of shares redeemed	—	—	(82,028)	(175,383)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(30,595)	$(19,038)

Select Class
Proceeds from shares issued	$8,896	$39,198	$64,181	$169,818
Distributions reinvested	86	4,292	1,651	5,148
Cost of shares redeemed	(196,744)	(48,929)	(308,113)	(150,810)

Change in net assets resulting from Select Class capital transactions	$(187,762)	$(5,439)	$(242,281)	$24,156

Total change in net assets resulting from capital transactions	$57,589	$39,393	$(34,968)	$147,146

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,714	3,271	3,225	6,573
Reinvested	36	58	84	110
Redeemed	(912)	(5,564)	(2,901)	(7,475)
Conversion from Class B Shares	—	—	—	76

Change in Class A Shares	838	(2,235)	408	(716)

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(43)
Conversion to Class A Shares	—	—	—	(78)

Change in Class B Shares	—	—	—	(116)

Class C
Issued	17	56	206	507
Reinvested	— (b)	5	—	8
Redeemed	(89)	(141)	(474)	(691)

Change in Class C Shares	(72)	(80)	(268)	(176)

Class R5
Issued	7,173	44,196	—	—
Reinvested	—	1,470	—	—
Redeemed	(14,254)	(102,824)	—	—

Change in Class R5 Shares	(7,081)	(57,158)	—	—

Class R6 (c)
Issued	42,515	65,993	18,850	28,601
Reinvested	1,219	—	745	646
Redeemed	(14,892)	(22)	(7,646)	(19,445)

Change in Class R6 Shares	28,842	65,971	11,949	9,802

Institutional Class
Issued	—	—	2,617	6,950
Reinvested	—	—	103	98
Redeemed	—	—	(4,364)	(8,181)

Change in Institutional Class Shares	—	—	(1,644)	(1,133)

Select Class
Issued	862	3,352	3,465	7,719
Reinvested	8	355	88	231
Redeemed	(17,340)	(3,905)	(15,614)	(6,853)

Change in Select Class Shares	(16,470)	(198)	(12,061)	1,097

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Six Months Ended April 30, 2016 (Unaudited)		Period Ended October 31, 2015 (a)		Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42		$95		$—		$—
Distributions reinvested	1		2		—	(b)	2
Cost of shares redeemed	(16)		—	(b)	—		(45)

Change in net assets resulting from Class A capital transactions	$27		$97		$—	(b)	$(43)

Class C
Proceeds from shares issued	$7		$37		$—		$—
Distributions reinvested	—	(b)	1		—		1
Cost of shares redeemed	—	(b)	—		—		(45)

Change in net assets resulting from Class C capital transactions	$7		$38		$—		$(44)

Class R2
Distributions reinvested	$—		$—		$—	(b)	$1
Cost of shares redeemed	—		—		—		(45)

Change in net assets resulting from Class R2 capital transactions	$—		$—		$—	(b)	$(44)

Class R5
Proceeds from shares issued	$—	(b)	$20		$—		$—
Distributions reinvested	—	(b)	—	(b)	—		—
Cost of shares redeemed	—	(b)	—		—		—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20		$—		$—

Class R6
Proceeds from shares issued	$7		$20		$—		$—
Distributions reinvested	—	(b)	1		—		—
Cost of shares redeemed	(4)		—		—		—

Change in net assets resulting from Class R6 capital transactions	$3		$21		$—		$—

Select Class
Proceeds from shares issued	$11		$2,943		$795,065		$4,477,297
Distributions reinvested	18		84		9,477		12,872
Cost of shares redeemed	—	(b)	—		(1,093,382)		(672,614)

Change in net assets resulting from Select Class capital transactions	$29		$3,027		$(288,840)		$3,817,555

Total change in net assets resulting from capital transactions	$66		$3,203		$(288,840)		$3,817,424

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Six Months Ended April 30, 2016 (Unaudited)		Period Ended October 31, 2015 (a)		Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	3		7		—		—
Reinvested	—	(b)	—	(b)	—	(b)	— (b)
Redeemed	(1)		—	(b)	—		(2)

Change in Class A Shares	2		7		—	(b)	(2)

Class C
Issued	—	(b)	3		—		—
Reinvested	—	(b)	—	(b)	—		— (b)
Redeemed	—		—		—		(2)

Change in Class C Shares	—	(b)	3		—		(2)

Class R2
Reinvested	—		—		—	(b)	— (b)
Redeemed	—		—		—		(2)

Change in Class R2 Shares	—		—		—	(b)	(2)

Class R5
Issued	1		1		—		—
Reinvested	—	(b)	—	(b)	—		—

Change in Class R5 Shares	1		1		—		—

Class R6
Issued	2		1		—		—
Reinvested	—	(b)	—	(b)	—		—
Redeemed	(1)		—		—		—

Change in Class R6 Shares	1		1		—		—

Select Class
Issued	—	(b)	196		46,459		245,025
Reinvested	2		7		538		703
Redeemed	—	(b)	—		(63,705)		(36,321)

Change in Select Class Shares	2		203		(16,708)		209,407

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Global Unconstrained Equity Fund			International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$121,355		$237	$73,049	$132,476
Distributions reinvested	6,351		18	681	1,943
Cost of shares redeemed	(126,476)		(64)	(31,125)	(86,116)
Conversion from Class B Shares	—		—	—	650

Change in net assets resulting from Class A capital transactions	$1,230		$191	$42,605	$48,953

Class B (a)
Proceeds from shares issued	$—		$—	$—	$16
Distributions reinvested	—		—	—	1
Cost of shares redeemed	—		—	—	(370)
Conversion to Class A Shares	—		—	—	(650)

Change in net assets resulting from Class B capital transactions	$—		$—	$—	$(1,003)

Class C
Proceeds from shares issued	$27		$311	$1,484	$8,119
Distributions reinvested	26		31	40	271
Cost of shares redeemed	(13)		(59)	(3,686)	(5,118)

Change in net assets resulting from Class C capital transactions	$40		$283	$(2,162)	$3,272

Class R2
Proceeds from shares issued	$—	(b)	$7	$699	$437
Distributions reinvested	—		10	3	6
Cost of shares redeemed	—	(b)	(58)	(386)	(606)

Change in net assets resulting from Class R2 capital transactions	$—	(b)	$(41)	$316	$(163)

Class R5
Proceeds from shares issued	$—	(b)	$8	$3,604	$12,066
Distributions reinvested	—		10	249	1,256
Cost of shares redeemed	—	(b)	(60)	(2,661)	(49,835)

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$(42)	$1,192	$(36,513)

Class R6
Proceeds from shares issued	$—	(b)	$8	$958,112	$643,342
Distributions reinvested	—		11	11,937	36,053
Cost of shares redeemed	—	(b)	(61)	(72,761)	(200,977)

Change in net assets resulting from Class R6 capital transactions	$—	(b)	$(42)	$897,288	$478,418

Select Class
Proceeds from shares issued	$14,969		$915	$18,239	$190,845
Distributions reinvested	803		565	370	7,832
Cost of shares redeemed	(14,887)		(3,872)	(412,951)	(153,654)

Change in net assets resulting from Select Class capital transactions	$885		$(2,392)	$(394,342)	$45,023

Total change in net assets resulting from capital transactions	$2,155		$(2,043)	$544,897	$537,987

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund		International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	9,121	14	5,390	8,553
Reinvested	477	1	49	124
Redeemed	(9,557)	(4)	(2,286)	(5,716)
Conversion from Class B Shares	—	—	—	40

Change in Class A Shares	41	11	3,153	3,001

Class B (a)
Issued	—	—	—	2
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(25)
Conversion to Class A Shares	—	—	—	(42)

Change in Class B Shares	—	—	—	(65)

Class C
Issued	2	18	114	544
Reinvested	2	2	3	18
Redeemed	(1)	(4)	(284)	(353)

Change in Class C Shares	3	16	(167)	209

Class R2
Issued	—	— (b)	51	30
Reinvested	—	— (b)	— (b)	— (b)
Redeemed	—	(2)	(29)	(40)

Change in Class R2 Shares	—	(2)	22	(10)

Class R5
Issued	—	— (b)	257	767
Reinvested	—	1	18	79
Redeemed	—	(4)	(190)	(3,196)

Change in Class R5 Shares	—	(3)	85	(2,350)

Class R6
Issued	—	1	68,005	41,655
Reinvested	—	1	848	2,277
Redeemed	—	(5)	(5,191)	(13,127)

Change in Class R6 Shares	—	(3)	63,662	30,805

Select Class
Issued	1,090	56	1,315	12,232
Reinvested	60	33	26	491
Redeemed	(1,111)	(238)	(27,578)	(9,778)

Change in Select Class Shares	39	(149)	(26,237)	2,945

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	International Equity Income Fund		International Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,111	$58,461	$71,815	$136,311
Distributions reinvested	2,009	1,987	362	667
Cost of shares redeemed	(18,387)	(63,685)	(20,651)	(88,624)
Conversion to Class A Shares	—	—	—	98

Change in net assets resulting from Class A capital transactions	$8,733	$(3,237)	$51,526	$48,452

Class B (a)
Proceeds from shares issued	$—	$—	$—	$— (b)
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(201)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(198)

Class C
Proceeds from shares issued	$3,784	$6,733	$215	$812
Distributions reinvested	278	188	— (b)	26
Cost of shares redeemed	(936)	(1,399)	(323)	(485)

Change in net assets resulting from Class C capital transactions	$3,126	$5,522	$(108)	$353

Class R2
Proceeds from shares issued	$70	$245	$—	$—
Distributions reinvested	2	24	—	—
Cost of shares redeemed	(5)	(798)	—	—

Change in net assets resulting from Class R2 capital transactions	$67	$(529)	$—	$—

Class R5
Proceeds from shares issued	$—	$1	$—	$—
Distributions reinvested	— (b)	27	—	—
Cost of shares redeemed	—	(600)	—	—

Change in net assets resulting from Class R5 capital transactions	$— (b)	$(572)	$—	$—

Class R6 (c)
Proceeds from shares issued	$—	$20	$644,098	$566,773
Distributions reinvested	1	1	13,758	43,134
Cost of shares redeemed	—	— (b)	(263,291)	(114,856)

Change in net assets resulting from Class R6 capital transactions	$1	$21	$394,565	$495,051

Institutional Class
Proceeds from shares issued	$—	$—	$6,240	$16,816
Distributions reinvested	—	—	243	832
Cost of shares redeemed	—	—	(7,944)	(17,121)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(1,461)	$527

Select Class
Proceeds from shares issued	$21,824	$32,401	$5,674	$11,466
Distributions reinvested	934	1,227	35	899
Cost of shares redeemed	(23,557)	(30,692)	(2,633)	(35,960)

Change in net assets resulting from Select Class capital transactions	$(799)	$2,936	$3,076	$(23,595)

Total change in net assets resulting from capital transactions	$11,128	$4,141	$447,598	$520,590

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund			International Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,706		3,583	5,316	9,264
Reinvested	134		123	26	47
Redeemed	(1,240)		(4,009)	(1,531)	(6,062)
Conversion to Class A Shares	—		—	—	6

Change in Class A Shares	600		(303)	3,811	3,255

Class B (a)
Issued	—		—	—	— (b)
Reinvested	—		—	—	— (b)
Redeemed	—		—	—	(13)

Change in Class B Shares	—		—	—	(13)

Class C
Issued	257		413	16	56
Reinvested	19		12	— (b)	2
Redeemed	(64)		(86)	(24)	(34)

Change in Class C Shares	212		339	(8)	24

Class R2
Issued	4		16	—	—
Reinvested	—	(b)	1	—	—
Redeemed	—	(b)	(48)	—	—

Change in Class R2 Shares	4		(31)	—	—

Class R5
Reinvested	—	(b)	2	—	—
Redeemed	—		(37)	—	—

Change in Class R5 Shares	—	(b)	(35)	—	—

Class R6 (c)
Issued	—		1	47,529	38,682
Reinvested	—	(b)	— (b)	975	2,979
Redeemed	—		—	(18,688)	(7,635)

Change in Class R6 Shares	—	(b)	1	29,816	34,026

Institutional Class
Issued	—		—	455	1,107
Reinvested	—		—	17	57
Redeemed	—		—	(586)	(1,144)

Change in Institutional Class Shares	—		—	(114)	20

Select Class
Issued	1,481		1,976	423	778
Reinvested	62		76	2	62
Redeemed	(1,624)		(1,921)	(189)	(2,328)

Change in Select Class Shares	(81)		131	236	(1,488)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,108	$11,729	$6,601		$6,956
Distributions reinvested	2,436	16,487	18		26
Cost of shares redeemed	(11,250)	(25,950)	(1,179)		(1,313)
Conversion from Class B Shares	—	1,210	—		—

Change in net assets resulting from Class A capital transactions	$(5,706)	$3,476	$5,440		$5,669

Class B (a)
Proceeds from shares issued	$—	$4	$—		$—
Distributions reinvested	—	305	—		—
Cost of shares redeemed	—	(612)	—		—
Conversion to Class A Shares	—	(1,210)	—		—

Change in net assets resulting from Class B capital transactions	$—	$(1,513)	$—		$—

Class C
Proceeds from shares issued	$685	$3,206	$1,875		$3,688
Distributions reinvested	467	3,601	3		10
Cost of shares redeemed	(2,627)	(5,182)	(408)		(334)

Change in net assets resulting from Class C capital transactions	$(1,475)	$1,625	$1,470		$3,364

Class R2
Proceeds from shares issued	$1,223	$2,346	$—	(b)	$— (b)
Distributions reinvested	28	130	—		6
Cost of shares redeemed	(520)	(1,185)	—	(b)	(52)

Change in net assets resulting from Class R2 capital transactions	$731	$1,291	$—	(b)	$(46)

Class R5
Proceeds from shares issued	$—	$—	$—	(b)	$— (b)
Distributions reinvested	—	—	—	(b)	6
Cost of shares redeemed	—	—	—	(b)	(53)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$—	(b)	$(47)

Class R6
Proceeds from shares issued	$—	$—	$64,930		$5,150
Distributions reinvested	—	—	253		6
Cost of shares redeemed	—	—	4		(53)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$65,187		$5,103

Select Class
Proceeds from shares issued	$393,504	$282,422	$5,100		$63,186
Distributions reinvested	25,196	93,786	—		311
Cost of shares redeemed	(36,475)	(50,390)	(54,635)		(4,565)

Change in net assets resulting from Select Class capital transactions	$382,225	$325,818	$(49,535)		$58,932

Total change in net assets resulting from capital transactions	$375,775	$330,697	$22,562		$72,975

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	204	687	396		387
Reinvested	157	1,007	1		2
Redeemed	(746)	(1,492)	(72)		(77)
Conversion from Class B Shares	—	69	—		—

Change in Class A Shares	(385)	271	325		312

Class B (a)
Issued	—	— (b)	—		—
Reinvested	—	21	—		—
Redeemed	—	(38)	—		—
Conversion to Class A Shares	—	(76)	—		—

Change in Class B Shares	—	(93)	—		—

Class C
Issued	46	196	115		208
Reinvested	32	229	—	(b)	1
Redeemed	(179)	(316)	(25)		(19)

Change in Class C Shares	(101)	109	90		190

Class R2
Issued	80	141	—		—
Reinvested	2	8	—		— (b)
Redeemed	(35)	(70)	—		(2)

Change in Class R2 Shares	47	79	—		(2)

Class R5
Reinvested	—	—	—	(b)	— (b)
Redeemed	—	—	—		(2)

Change in Class R5 Shares	—	—	—	(b)	(2)

Class R6
Issued	—	—	3,743		301
Reinvested	—	—	15		— (b)
Redeemed	—	—	—	(b)	(3)

Change in Class R6 Shares	—	—	3,758		298

Select Class
Issued	25,918	16,621	310		3,408
Reinvested	1,614	5,675	—		19
Redeemed	(2,408)	(2,957)	(3,086)		(255)

Change in Select Class Shares	25,124	19,339	(2,776)		3,172

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$123,256	$371,930	$72,778	$95,968
Distributions reinvested	7,392	17,402	2,735	490
Cost of shares redeemed	(125,313)	(138,921)	(21,997)	(42,454)
Conversion from Class B Shares	—	971	—	—

Change in net assets resulting from Class A capital transactions	$5,335	$251,382	$53,516	$54,004

Class B (a)
Proceeds from shares issued	$—	$25	$—	$—
Distributions reinvested	—	30	—	—
Cost of shares redeemed	—	(679)	—	—
Conversion to Class A Shares	—	(971)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(1,595)	$—	$—

Class C
Proceeds from shares issued	$4,002	$11,310	$555	$1,873
Distributions reinvested	154	726	32	6
Cost of shares redeemed	(4,475)	(9,151)	(777)	(324)

Change in net assets resulting from Class C capital transactions	$(319)	$2,885	$(190)	$1,555

Class R2
Proceeds from shares issued	$579	$867	$273	$215
Distributions reinvested	8	19	3	1
Cost of shares redeemed	(873)	(577)	(11)	(81)

Change in net assets resulting from Class R2 capital transactions	$(286)	$309	$265	$135

Class R6 (b)
Proceeds from shares issued	$27,312	$2,297	$626,420	$1,949,477
Distributions reinvested	61	36	39,523	—
Cost of shares redeemed	(476)	(29,993)	(85,343)	(16,332)

Change in net assets resulting from Class R6 capital transactions	$26,897	$(27,660)	$580,600	$1,933,145

Institutional Class
Proceeds from shares issued	$198,640	$578,308	$2,321	$387,580
Distributions reinvested	13,888	74,288	50	22,528
Cost of shares redeemed	(295,537)	(1,957,791)	(21,311)	(1,897,256)

Change in net assets resulting from Institutional Class capital transactions	$(83,009)	$(1,305,195)	$(18,940)	$(1,487,148)

Select Class
Proceeds from shares issued	$40,700	$63,280	$4,004	$8,368
Distributions reinvested	1,701	4,957	221	105
Cost of shares redeemed	(59,201)	(114,639)	(3,149)	(4,909)

Change in net assets resulting from Select Class capital transactions	$(16,800)	$(46,402)	$1,076	$3,564

Total change in net assets resulting from capital transactions	$(68,182)	$(1,126,276)	$616,327	$505,255

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	10,351	27,494	4,117	4,850
Reinvested	600	1,313	148	26
Redeemed	(10,554)	(10,221)	(1,231)	(2,172)
Conversion from Class B Shares	—	69	—	—

Change in Class A Shares	397	18,655	3,034	2,704

Class B (a)
Issued	—	2	—	—
Reinvested	—	2	—	—
Redeemed	—	(49)	—	—
Conversion to Class A Shares	—	(69)	—	—

Change in Class B Shares	—	(114)	—	—

Class C
Issued	339	847	30	92
Reinvested	13	56	2	— (b)
Redeemed	(383)	(700)	(42)	(16)

Change in Class C Shares	(31)	203	(10)	76

Class R2
Issued	49	65	15	11
Reinvested	1	2	— (b)	— (b)
Redeemed	(73)	(44)	— (b)	(4)

Change in Class R2 Shares	(23)	23	15	7

Class R6 (c)
Issued	2,173	163	34,937	94,346
Reinvested	5	3	2,101	—
Redeemed	(40)	(2,138)	(4,624)	(836)

Change in Class R6 Shares	2,138	(1,972)	32,414	93,510

Institutional Class
Issued	16,426	41,907	128	19,195
Reinvested	1,108	5,511	3	1,164
Redeemed	(24,365)	(139,563)	(1,223)	(91,679)

Change in Institutional Class Shares	(6,831)	(92,145)	(1,092)	(71,320)

Select Class
Issued	3,330	4,565	217	405
Reinvested	135	365	12	5
Redeemed	(4,797)	(8,265)	(168)	(241)

Change in Select Class Shares	(1,332)	(3,335)	61	169

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$11.03	$0.01	(g)	$(0.37)	$(0.36)	$(0.09)	$—
Year Ended October 31, 2015	13.13	0.13	(g)	(2.03)	(1.90)	(0.20)	—
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)	—
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17		0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20		(1.44)	(1.24)	(0.02)	—	(h)

Class C
Six Months Ended April 30, 2016 (Unaudited)	10.86	(0.01	)(g)	(0.37)	(0.38)	— (h)	—
Year Ended October 31, 2015	12.92	0.10	(g)	(2.03)	(1.93)	(0.13)	—
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15		0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08		(1.37)	(1.29)	—	—	(h)

Class R5
Six Months Ended April 30, 2016 (Unaudited)	11.11	(0.01	)(g)	(0.32)	(0.33)	—	—
Year Ended October 31, 2015	13.22	0.20	(g)	(2.06)	(1.86)	(0.25)	—
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25		0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30		(1.47)	(1.17)	(0.05)	—	(h)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	11.11	0.04	(g)	(0.37)	(0.33)	(0.14)	—
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(g)	0.67	0.65	—	—

Select Class
Six Months Ended April 30, 2016 (Unaudited)	11.06	0.02	(g)	(0.36)	(0.34)	(0.03)	—
Year Ended October 31, 2015	13.17	0.18	(g)	(2.06)	(1.88)	(0.23)	—
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22		0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25		(1.45)	(1.20)	(0.04)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$10.58	(3.25)%	$50,346	1.54%	0.28	%(g)	1.86%	35%
11.03	(14.60)	43,220	1.58	1.06	(g)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72
12.65	(8.93)	43,519	1.75	1.50		1.75	84

10.48	(3.46)	2,728	2.05	(0.29	)(g)	2.43	35
10.86	(15.02)	3,614	2.09	0.80	(g)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72
12.58	(9.30)	516	2.28	0.57		2.32	84

10.78	(2.97)	2,779	1.10	(0.17	)(g)	1.26	35
11.11	(14.20)	81,516	1.14	1.65	(g)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72
12.71	(8.45)	228,411	1.31	2.14		1.32	84

10.64	(2.96)	1,008,372	1.05	0.77	(g)	1.17	35
11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

10.69	(3.05)	55,679	1.30	0.40	(g)	1.46	35
11.06	(14.45)	239,866	1.34	1.51	(g)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72
12.68	(8.65)	73,787	1.52	1.76		1.55	84

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$19.53	$0.01	(g)	$0.25	$0.26	$(0.11)	$—
Year Ended October 31, 2015	23.72	0.12	(g)	(4.12)	(4.00)	(0.19)	—
Year Ended October 31, 2014	23.05	0.16	(g)	0.59	0.75	(0.08)	—
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07		0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06		(2.33)	(2.27)	(0.09)	—	(h)

Class C
Six Months Ended April 30, 2016 (Unaudited)	18.96	(0.04	)(g)	0.25	0.21	—	—
Year Ended October 31, 2015	23.03	0.03	(g)	(4.02)	(3.99)	(0.08)	—
Year Ended October 31, 2014	22.41	0.05	(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04)		0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05)		(2.29)	(2.34)	(0.02)	—	(h)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	20.13	0.05	(g)	0.25	0.30	(0.21)	—
Year Ended October 31, 2015	24.44	0.22	(g)	(4.23)	(4.01)	(0.30)	—
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(g)	1.59	1.97	—	—

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	20.15	0.04	(g)	0.25	0.29	(0.18)	—
Year Ended October 31, 2015	24.42	0.23	(g)	(4.26)	(4.03)	(0.24)	—
Year Ended October 31, 2014	23.73	0.17	(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16		0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16		(2.40)	(2.24)	(0.14)	—	(h)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	19.98	0.02	(g)	0.26	0.28	(0.13)	—
Year Ended October 31, 2015	24.24	0.19	(g)	(4.21)	(4.02)	(0.24)	—
Year Ended October 31, 2014	23.47	0.18	(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13		0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13		(2.38)	(2.25)	(0.13)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$19.68	1.38%	$284,714	1.55%	0.06	%(g)	1.84%	11%
19.53	(16.95)	274,710	1.61	0.57	(g)	1.88	35
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9

19.17	1.11	38,732	2.05	(0.47	)(g)	2.34	11
18.96	(17.38)	43,387	2.10	0.13	(g)	2.33	35
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9

20.22	1.58	1,375,251	1.05	0.58	(g)	1.16	11
20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

20.26	1.53	285,067	1.15	0.43	(g)	1.30	11
20.15	(16.60)	316,635	1.21	1.05	(g)	1.31	35
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9

20.13	1.43	263,790	1.30	0.26	(g)	1.52	11
19.98	(16.70)	502,729	1.35	0.88	(g)	1.48	35
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$12.50	$0.10	$0.09	$0.19	$(0.08)
December 12, 2014 (h) through October 31, 2015	15.00	0.45	(2.52)	(2.07)	(0.43)

Class C
Six Months Ended April 30, 2016 (Unaudited)	12.51	0.07	0.08	0.15	(0.07)
December 12, 2014 (h) through October 31, 2015	15.00	0.42	(2.55)	(2.13)	(0.36)

Class R5
Six Months Ended April 30, 2016 (Unaudited)	12.53	0.12	0.09	0.21	(0.10)
December 12, 2014 (h) through October 31, 2015	15.00	0.51	(2.53)	(2.02)	(0.45)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	12.53	0.13	0.08	0.21	(0.10)
December 12, 2014 (h) through October 31, 2015	15.00	0.52	(2.53)	(2.01)	(0.46)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	12.53	0.11	0.09	0.20	(0.09)
December 12, 2014 (h) through October 31, 2015	15.00	0.49	(2.53)	(2.04)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended April 30, 2016 and for the period ended October 31, 2015.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)(g)

$12.61	1.57%	$114	1.55%	1.65%	10.07%	14%
12.50	(13.93)	86	1.57	3.72	10.55	25

12.59	1.25	40	2.05	1.17	10.76	14
12.51	(14.26)	32	2.08	3.32	12.02	25

12.64	1.72	18	1.10	2.01	9.92	14
12.53	(13.55)	17	1.14	4.05	10.84	25

12.64	1.73	22	1.05	2.25	9.56	14
12.53	(13.51)	17	1.08	4.10	10.82	25

12.64	1.65	2,595	1.30	1.81	9.40	14
12.53	(13.70)	2,541	1.33	3.85	10.36	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$18.52	$0.16	$(0.49)	$(0.33)	$(0.19)	$—	$(0.19)
Year Ended October 31, 2015	18.77	0.37	(0.15)	0.22	(0.22)	(0.25)	(0.47)
Year Ended October 31, 2014	17.33	0.34	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.14	2.33	—	—	—

Class C
Six Months Ended April 30, 2016 (Unaudited)	18.43	0.12	(0.49)	(0.37)	—	—	—
Year Ended October 31, 2015	18.68	0.28	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	2.14	2.28	—	—	—

Class R2
Six Months Ended April 30, 2016 (Unaudited)	18.47	0.14	(0.49)	(0.35)	(0.09)	—	(0.09)
Year Ended October 31, 2015	18.72	0.32	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	2.13	2.30	—	—	—

Select Class
Six Months Ended April 30, 2016 (Unaudited)	18.56	0.18	(0.50)	(0.32)	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)(f)

$18.00	(1.77)%	$20	0.59%		1.83%		2.93%		21%
18.52	1.22	20	0.58		1.98		0.99		44
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.06	(2.01)	19	1.09		1.33		3.43		21
18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.03	(1.88)	20	0.84		1.58		3.18		21
18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

17.90	(1.67)	6,854,133	0.34		2.08		0.55		21
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$16.12	$0.14	(f)	$(1.14)	$(1.00)	$(0.19)	$(1.20)	$(1.39)
Year Ended October 31, 2015	19.55	0.11	(f)	0.66	0.77	(0.31)	(3.89)	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	— (i)

Class C
Six Months Ended April 30, 2016 (Unaudited)	16.01	0.05	(f)	(1.09)	(1.04)	(0.11)	(1.20)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—

Class R2
Six Months Ended April 30, 2016 (Unaudited)	16.11	0.07	(f)	(1.11)	(1.04)	(0.02)	(1.20)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(f)	0.65	0.73	(0.22)	(3.89)	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—

Class R5
Six Months Ended April 30, 2016 (Unaudited)	16.21	0.12	(f)	(1.11)	(0.99)	(0.21)	(1.20)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	16.22	0.12	(f)	(1.10)	(0.98)	(0.24)	(1.20)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	16.18	0.13	(f)	(1.12)	(0.99)	(0.18)	(1.20)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$13.73	(6.20)%	$766	0.74%		1.96%		1.61%		728%
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

13.66	(6.48)	309	1.14		0.73		10.37		728
16.01	4.26	317	1.48		0.21	(g)	9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

13.85	(6.42)	17	0.89		0.98		12.38		728
16.11	4.55	20	1.46		0.45	(g)	8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

13.81	(6.05)	17	0.19		1.68		11.70		728
16.21	5.26	20	0.76		1.15	(g)	7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

13.80	(6.03)	17	0.14		1.73		11.65		728
16.22	5.34	20	0.71		1.20	(g)	7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

13.81	(6.08)	1,407	0.36		1.90		3.63		728
16.18	5.13	1,020	0.88		1.06	(g)	7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$14.75	$0.08		$(0.83)	$(0.75)	$(0.04)	$—
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)	—
Year Ended October 31, 2014	15.92	0.37	(g)	(0.68)	(0.31)	(0.36)	—
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22		0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22		(0.80)	(0.58)	(0.21)	—	(h)

Class C
Six Months Ended April 30, 2016 (Unaudited)	14.02	0.04		(0.79)	(0.75)	(0.02)	—
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)	—
Year Ended October 31, 2014	15.20	0.26	(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16		0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14		(0.76)	(0.62)	(0.15)	—	(h)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	14.69	0.06		(0.82)	(0.76)	(0.03)	—
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)	—
Year Ended October 31, 2014	15.87	0.30	(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15		0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18		(0.79)	(0.61)	(0.18)	—	(h)

Class R5
Six Months Ended April 30, 2016 (Unaudited)	14.97	0.11		(0.84)	(0.73)	(0.06)	—
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.44	(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23		(0.76)	(0.53)	(0.27)	—	(h)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	14.97	0.12		(0.84)	(0.72)	(0.07)	—
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.45	(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28		(0.10)	0.18	(0.28)	—	(h)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	14.95	0.08		(0.81)	(0.73)	(0.06)	—
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)	—
Year Ended October 31, 2014	16.13	0.39	(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26		0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24		(0.80)	(0.56)	(0.24)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$13.96	(5.07)%	$256,450	1.31%	1.21%		1.56%	4%
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(g)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18

13.25	(5.32)	24,556	1.81	0.57		2.06	4
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18

13.90	(5.17)	1,450	1.56	0.94		1.91	4
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18

14.18	(4.85)	55,680	0.86	1.58		1.03	4
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18

14.18	(4.83)	2,881,834	0.81	1.77		0.91	4
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

14.16	(4.90)	123,139	1.06	1.22		1.23	4
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$15.66	$0.19		$(0.56)	$(0.37)	$(0.21)	$(0.26)	$(0.47)
Year Ended October 31, 2015	16.41	0.39	(g)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31		0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (i) through October 31, 2011	15.00	0.33		(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Six Months Ended April 30, 2016 (Unaudited)	15.59	0.16		(0.58)	(0.42)	(0.18)	(0.26)	(0.44)
Year Ended October 31, 2015	16.36	0.39	(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36		0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (i) through October 31, 2011	15.00	0.30		(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	15.65	0.21		(0.60)	(0.39)	(0.20)	(0.26)	(0.46)
Year Ended October 31, 2015	16.41	0.61	(g)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40		0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (i) through October 31, 2011	15.00	0.32		(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Six Months Ended April 30, 2016 (Unaudited)	15.70	0.22		(0.56)	(0.34)	(0.24)	(0.26)	(0.50)
Year Ended October 31, 2015	16.46	0.76	(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50		0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (i) through October 31, 2011	15.00	0.38		(1.65)	(1.27)	(0.35)	—	(0.35)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	15.69	0.22		(0.55)	(0.33)	(0.25)	(0.26)	(0.51)
January 30, 2015 (l) through October 31, 2015	15.82	0.69	(g)	(0.41)	0.28	(0.41)	—	(0.41)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	15.70	0.20		(0.55)	(0.35)	(0.24)	(0.26)	(0.50)
Year Ended October 31, 2015	16.45	0.49	(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47		0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (i) through October 31, 2011	15.00	0.37		(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)(f)

$14.82	(2.38)%	$71,821	1.25%		2.61%		1.58%		86%
15.66	0.29	66,499	1.25		2.42	(g)	1.67		238
16.41	3.18	74,652	1.25		5.44	(h)	1.67		138
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(j)	3.53	(j)	10.16	(j)(k)	40

14.73	(2.69)	11,304	1.75		2.20		2.09		86
15.59	(0.23)	8,649	1.75		2.45	(g)	2.20		238
16.36	2.67	3,530	1.75		5.03	(h)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(j)	3.17	(j)	10.82	(j)(k)	40

14.80	(2.53)	116	1.50		2.81		2.89		86
15.65	(0.01)	52	1.50		3.74	(g)	1.89		238
16.41	2.90	574	1.50		5.24	(h)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(j)	3.36	(j)	10.72	(j)(k)	40

14.86	(2.14)	19	0.80		3.00		3.38		86
15.70	0.71	19	0.80		4.59	(g)	1.16		238
16.46	3.60	587	0.80		5.94	(h)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(j)	4.05	(j)	10.05	(j)(k)	40

14.85	(2.12)	20	0.75		3.04		1.15		86
15.69	1.66	21	0.75		5.70	(g)	1.15		238

14.85	(2.26)	32,076	0.90		2.74		1.33		86
15.70	0.66	35,177	0.91		3.00	(g)	1.41		238
16.45	3.39	34,719	1.00		5.75	(h)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(j)	3.85	(j)	10.23	(j)(k)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$14.48	$0.10	$(0.65)	$(0.55)	$(0.03)	$—
Year Ended October 31, 2015	14.80	0.20	(0.23)	(0.03)	(0.29)	—
Year Ended October 31, 2014	15.25	0.36	(0.69)	(0.33)	(0.12)	—
Year Ended October 31, 2013	12.45	0.25	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(1.08)	(0.89)	(0.31)	—	(g)

Class C
Six Months Ended April 30, 2016 (Unaudited)	14.04	0.05	(0.63)	(0.58)	— (h)	—
Year Ended October 31, 2015	14.41	0.10	(0.19)	(0.09)	(0.28)	—
Year Ended October 31, 2014	14.88	0.27	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(1.07)	(0.92)	(0.27)	—	(g)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	14.75	0.14	(0.65)	(0.51)	(0.10)	—
Year Ended October 31, 2015	15.13	0.26	(0.21)	0.05	(0.43)	—
Year Ended October 31, 2014	15.57	0.44	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	14.76	0.12	(0.65)	(0.53)	(0.08)	—
Year Ended October 31, 2015	15.13	0.24	(0.20)	0.04	(0.41)	—
Year Ended October 31, 2014	15.57	0.42	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(1.09)	(0.86)	(0.36)	—	(g)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	14.68	0.11	(0.65)	(0.54)	(0.03)	—
Year Ended October 31, 2015	15.06	0.25	(0.24)	0.01	(0.39)	—
Year Ended October 31, 2014	15.50	0.40	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(1.14)	(0.88)	(0.34)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$13.90	(3.80)%	$202,152	1.29%	1.41%	1.36%	28%
14.48	(0.15)	155,397	1.31	1.34	1.43	43
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76

13.46	(4.12)	1,565	1.87	0.70	1.87	28
14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76

14.14	(3.47)	2,341,171	0.71	2.04	0.71	28
14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

14.15	(3.57)	51,369	0.82	1.74	0.82	28
14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76

14.11	(3.65)	26,921	1.05	1.63	1.05	28
14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$16.54	$0.17	(f)	$(0.76)		$(0.59)	$(0.36)	$(0.15)	$(0.51)	$—
Year Ended October 31, 2015	20.38	0.43	(f)(g)	(0.60)		(0.17)	(0.40)	(3.27)	(3.67)	—
Year Ended October 31, 2014	21.20	0.47	(f)	(0.56)		(0.09)	(0.39)	(0.34)	(0.73)	—
Year Ended October 31, 2013	17.24	0.38	(f)	4.00		4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45		0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16	)(h)	(1.76)	(0.44)	—	(0.44)	—	(g)

Class C
Six Months Ended April 30, 2016 (Unaudited)	15.85	0.13	(f)	(0.73)		(0.60)	(0.28)	(0.15)	(0.43)	—
Year Ended October 31, 2015	19.68	0.33	(f)(g)	(0.58)		(0.25)	(0.31)	(3.27)	(3.58)	—
Year Ended October 31, 2014	20.51	0.36	(f)	(0.56)		(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(f)	3.86		4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44		0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09	)(h)	(1.83)	(0.31)	—	(0.31)	—	(g)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	16.21	0.15	(f)	(0.76)		(0.61)	(0.34)	(0.15)	(0.49)	—
Year Ended October 31, 2015	20.07	0.37	(f)(g)	(0.58)		(0.21)	(0.38)	(3.27)	(3.65)	—
Year Ended October 31, 2014	20.91	0.40	(f)	(0.54)		(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(f)	3.92		4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45		0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12	)(h)	(1.80)	(0.40)	—	(0.40)	—	(g)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	16.70	0.21	(f)	(0.80)		(0.59)	(0.41)	(0.15)	(0.56)	—
Year Ended October 31, 2015	20.54	0.48	(f)(g)	(0.60)		(0.12)	(0.45)	(3.27)	(3.72)	—
Year Ended October 31, 2014	21.36	0.52	(f)	(0.56)		(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(f)	4.06		4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45		0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17	)(h)	(1.72)	(0.49)	—	(0.49)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$15.44	(3.57)%	$71,201	0.60%	2.25%		1.02%	16%
16.54	(0.29)	82,667	0.60	2.51	(g)	0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51
17.24	5.16	96,191	1.07	2.27		1.31	19
16.83	(9.45)	99,046	1.07	2.16		1.31	40

14.82	(3.80)	15,714	1.10	1.75		1.54	16
15.85	(0.77)	18,423	1.10	2.01	(g)	1.52	39
19.68	(0.93)	20,724	1.09	1.75		1.60	63
20.51	25.09	21,802	1.30	1.49		1.85	51
16.68	4.43	16,291	1.79	1.57		1.81	19
16.27	(10.08)	15,428	1.78	1.46		1.81	40

15.11	(3.73)	3,814	0.85	2.09		1.33	16
16.21	(0.50)	3,331	0.85	2.22	(g)	1.41	39
20.07	(0.66)	2,521	0.84	1.95		1.33	63
20.91	25.52	1,957	0.95	1.88		1.61	51
17.03	4.94	786	1.32	1.97		1.56	19
16.66	(9.72)	463	1.32	1.77		1.55	40

15.55	(3.53)	1,117,231	0.35	2.70		0.59	16
16.70	0.00 (j)	779,908	0.35	2.79	(g)	0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51
17.36	5.40	469,065	0.82	2.51		1.06	19
16.96	(9.21)	502,764	0.82	2.40		1.05	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$17.61	$0.08	(f)	$(0.70)	$(0.62)	$(0.04)	$—	$(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)(g)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Six Months Ended April 30, 2016 (Unaudited)	17.45	0.03	(f)	(0.68)	(0.65)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Six Months Ended April 30, 2016 (Unaudited)	17.57	0.03	(f)	(0.66)	(0.63)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(f)(g)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Six Months Ended April 30, 2016 (Unaudited)	17.75	0.09	(f)	(0.67)	(0.58)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Six Months Ended April 30, 2016 (Unaudited)	17.76	0.11	(f)	(0.68)	(0.57)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Six Months Ended April 30, 2016 (Unaudited)	17.71	0.07	(f)	(0.65)	(0.58)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.95	(3.51)%	$11,118	1.24%		0.92%		1.60%		24%
17.61	3.04	5,824	1.24		0.49	(g)	2.31		42
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

16.79	(3.71)	4,823	1.74		0.31		2.13		24
17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

16.94	(3.59)	19	1.49		0.40		3.98		24
17.57	2.67	20	1.51		0.19	(g)	5.11		42
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.11	(3.25)	19	0.79		1.10		3.21		24
17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.11	(3.21)	69,437	0.74		1.33		1.04		24
17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

17.13	(3.27)	10,327	0.89		0.86		1.35		24
17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$13.02	$0.09		$(0.82)	$(0.73)	$(0.14)	$—
Year Ended October 31, 2015	14.14	0.18	(g)	(0.83)	(0.65)	(0.47)	—
Year Ended October 31, 2014	15.02	0.47	(g)(h)	(1.07)	(0.60)	(0.28)	—
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31		0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28		(1.17)	(0.89)	(0.42)	—	(i)

Class C
Six Months Ended April 30, 2016 (Unaudited)	12.65	0.06		(0.81)	(0.75)	(0.07)	—
Year Ended October 31, 2015	13.72	0.10	(g)	(0.78)	(0.68)	(0.39)	—
Year Ended October 31, 2014	14.61	0.38	(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25		0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21		(1.14)	(0.93)	(0.36)	—	(i)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	12.83	0.07		(0.82)	(0.75)	(0.11)	—
Year Ended October 31, 2015	13.93	0.14	(g)	(0.81)	(0.67)	(0.43)	—
Year Ended October 31, 2014	14.78	0.42	(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28		0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24		(1.15)	(0.91)	(0.44)	—	(i)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	13.31	0.18		(0.90)	(0.72)	(0.21)	—
Year Ended October 31, 2015	14.42	0.18	(g)	(0.76)	(0.58)	(0.53)	—
Year Ended October 31, 2014	15.29	0.54	(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37		0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32		(0.30)	0.02	(0.48)	—	(i)

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	13.29	0.12		(0.85)	(0.73)	(0.17)	—
Year Ended October 31, 2015	14.41	0.23	(g)	(0.83)	(0.60)	(0.52)	—
Year Ended October 31, 2014	15.29	0.53	(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36		0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33		(1.19)	(0.86)	(0.47)	—	(i)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	13.37	0.11		(0.85)	(0.74)	(0.17)	—
Year Ended October 31, 2015	14.48	0.23	(g)	(0.84)	(0.61)	(0.50)	—
Year Ended October 31, 2014	15.19	0.45	(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34		0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31		(1.18)	(0.87)	(0.44)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$12.15	(5.63)%	$653,132	1.35%	1.45%		1.42%	38%
13.02	(4.63)	695,251	1.35	1.31	(g)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60

11.83	(5.93)	28,901	1.85	0.95		1.90	38
12.65	(5.01)	31,296	1.85	0.79	(g)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60

11.97	(5.83)	1,521	1.60	1.21		1.84	38
12.83	(4.84)	1,929	1.60	1.01	(g)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60

12.38	(5.44)	28,671	0.74	3.02		0.74	38
13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

12.39	(5.47)	1,295,143	0.90	1.91		0.90	38
13.29	(4.23)	1,480,321	0.95	1.63	(g)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60

12.46	(5.57)	200,623	1.02	1.79		1.02	38
13.37	(4.28)	233,045	1.03	1.62	(g)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$19.36	$0.17		$(1.04)	$(0.87)	$(0.33)	$—
Year Ended October 31, 2015	19.49	0.34	(g)	(0.26)	0.08	(0.21)	—
Year Ended October 31, 2014	19.79	0.39	(g)	(0.45)	(0.06)	(0.24)	—
Year Ended October 31, 2013	15.90	0.25	(f)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(h)

Class C
Six Months Ended April 30, 2016 (Unaudited)	19.52	0.11		(1.04)	(0.93)	(0.26)	—
Year Ended October 31, 2015	19.63	0.23	(g)	(0.24)	(0.01)	(0.10)	—
Year Ended October 31, 2014	19.92	0.36	(g)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18		0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15		(1.26)	(1.11)	(0.14)	—	(h)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	19.21	0.17		(1.07)	(0.90)	(0.27)	—
Year Ended October 31, 2015	19.31	0.38	(g)	(0.34)	0.04	(0.14)	—
Year Ended October 31, 2014	19.61	0.40	(g)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19		0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17		(1.22)	(1.05)	(0.20)	—	(h)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	19.84	0.23		(1.09)	(0.86)	(0.41)	—
May 29, 2015 (i) through October 31, 2015	21.08	0.12	(g)	(1.36)	(1.24)	—	—

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	19.83	0.16		(1.03)	(0.87)	(0.08)	—
Year Ended October 31, 2015	19.95	0.52	(g)	(0.34)	0.18	(0.30)	—
Year Ended October 31, 2014	20.23	0.49	(g)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34		3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33		0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32		(1.29)	(0.97)	(0.31)	—	(h)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	20.13	0.20		(1.07)	(0.87)	(0.38)	—
Year Ended October 31, 2015	20.22	0.42	(g)	(0.26)	0.16	(0.25)	—
Year Ended October 31, 2014	20.51	0.51	(g)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30		0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26		(1.28)	(1.02)	(0.12)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$18.16	(4.54)%	$198,415	1.24%	1.93%		1.36%	21%
19.36	0.45	152,834	1.29	1.75	(g)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79

18.33	(4.81)	2,437	1.75	1.24		1.85	21
19.52	(0.05)	2,789	1.78	1.17	(g)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79

18.04	(4.68)	481	1.50	1.94		1.80	21
19.21	0.24	227	1.52	1.91	(g)	1.69	33
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79

18.57	(4.34)	2,338,722	0.71	2.48		0.72	21
19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

18.88	(4.39)	28,749	0.83	1.75		0.84	21
19.83	0.93	51,833	0.85	2.57	(g)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79

18.88	(4.35)	19,240	0.90	2.12		1.07	21
20.13	0.80	19,292	0.97	2.04	(g)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6***, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of April 30, 2016, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on September 1, 2015, for Emerging Economies Fund.
**	Class R6 Shares commenced operations on January 30, 2015, for International Equity Income Fund.
***	Class R6 Shares commenced operations on May 29, 2015, for Intrepid International Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015 Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$24,627	$—	$—	$24,627
China	23,418	266,349	—	289,767
Cyprus	2,202	—	—	2,202
Egypt	—	4,130	—	4,130
Hong Kong	625	57,268	—	57,893
Hungary	—	11,296	—	11,296
India	—	52,703	—	52,703
Mexico	18,685	—	—	18,685
Netherlands	—	13,832	—	13,832
Poland	—	25,499	—	25,499
Russia	13,703	73,205	—	86,908
Singapore	—	7,656	—	7,656
South Africa	7,058	6,667	—	13,725
South Korea	9,702	171,729	—	181,431
Taiwan	17,916	141,070	—	158,986
Thailand	—	25,834	—	25,834
Turkey	—	85,184	—	85,184
United Arab Emirates	—	21,331	—	21,331

Total Common Stocks	117,936	963,753	—	1,081,689

Preferred Stocks
Brazil	9,555	—	—	9,555
Russia	7,961	3,148	—	11,109

Total Preferred Stocks	17,516	3,148	—	20,664

Short-Term Investment
Investment Company	17,419	—	—	17,419

Total Investments in Securities	$152,871	$966,901	$—	$1,119,772

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,792	$—	$26,792
Brazil	236,678	—	—	236,678
China	94,983	143,744	—	238,727
Cyprus	4,606	—	—	4,606
Hong Kong	3,013	138,624	—	141,637
India	123,043	339,080	—	462,123
Indonesia	—	74,626	—	74,626
Mexico	55,600	—	—	55,600
Panama	20,012	—	—	20,012
Peru	29,932	—	—	29,932
Russia	13,438	119,103	—	132,541
South Africa	—	373,306	—	373,306
South Korea	—	90,293	—	90,293
Switzerland	21,451	—	—	21,451
Taiwan	81,613	54,815	—	136,428
Thailand	—	46,110	—	46,110
Turkey	—	12,680	—	12,680
United Kingdom	—	33,759	—	33,759
United States	10,865	—	—	10,865

Total Common Stocks	695,234	1,452,932	—	2,148,166

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

Emerging Markets Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$14,749	$—	$—	$14,749
Structured Instruments
China	—	16,295	—	16,295
Warrant
Saudi Arabia	—	12,501	—	12,501
Short-Term Investment
Investment Company	49,636	—	—	49,636

Total Investments in Securities	$759,619	$1,481,728	$—	$2,241,347

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$246	$—	$—	$246
Chile	72	—	—	72
China	—	65	—	65
Czech Republic	—	72	—	72
Hong Kong	36	235	—	271
Hungary	—	51	—	51
Indonesia	—	29	—	29
Mexico	93	—	—	93
Poland	—	44	—	44
Russia	73	118	—	191
Singapore	—	28	—	28
South Africa	46	346	—	392
South Korea	56	108	—	164
Taiwan	104	488	—	592
Thailand	—	56	—	56
Turkey	—	62	—	62
United Arab Emirates	—	46	—	46

Total Common Stocks	726	1,748	—	2,474

Preferred Stocks
Russia	22	—	—	22
Structured Instruments
China	—	92	—	92
Warrants
Saudi Arabia	—	53	—	53

Total Investments in Securities	$748	$1,893	$—	$2,641

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$183,871		$—		$183,871
Austria	—	—	(a)	—		—	(a)
Belgium	—	29,916		—		29,916
Canada	257,504	—		—		257,504
China	—	302		—		302
Colombia	—	—		—	(a)	—	(a)
Denmark	—	53,002		—		53,002
Finland	—	31,806		—		31,806
France	—	252,142		—		252,142
Germany	—	232,914		—		232,914
Hong Kong	467	79,101		—		79,568
Ireland	64,117	17,100		—		81,217
Israel	8,427	—		—		8,427
Italy	—	65,947		—		65,947
Japan	3,380	581,915		—		585,295
Luxembourg	—	7,977		—		7,977
Netherlands	12,093	139,704		—		151,797
New Zealand	—	5,588		—		5,588
Norway	—	12,742		—		12,742
Portugal	—	10,765		—		10,765
Singapore	31,054	29,870		—		60,924
Spain	—	69,067		—		69,067
Sweden	—	45,118		—		45,118
Switzerland	49,475	229,657		—		279,132
United Kingdom	39,588	421,863		—		461,451
United States	3,852,159	—		—		3,852,159

Total Common Stocks	4,318,264	2,500,367		—	(a)	6,818,631

Preferred Stocks
Germany	—	17,075		—		17,075

Total Investments in Securities	$4,318,264	$2,517,442		$—	(a)	$6,835,706

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$154	$55	$—	$209
Finland	—	23	—	23
France	—	121	—	121
Germany	—	33	—	33
India	45	—	—	45
Ireland	53	—	—	53
Israel	85	—	—	85
Japan	—	134	—	134
Netherlands	62	—	—	62
South Africa	—	14	—	14
Switzerland	43	107	—	150
United Kingdom	—	132	—	132
United States	1,352	—	—	1,352

Total Common Stocks	1,794	619	—	2,413

Total Investments in Securities	$1,794	$619	$—	$2,413

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,359	$—	$36,359
Belgium	—	52,541	—	52,541
China	28,717	75,324	—	104,041
Denmark	—	42,600	—	42,600
France	—	394,827	—	394,827
Germany	—	223,397	—	223,397
Hong Kong	—	145,109	—	145,109
India	33,727	—	—	33,727
Indonesia	—	19,860	—	19,860
Israel	36,324	—	—	36,324
Japan	—	720,038	—	720,038
Netherlands	—	185,776	—	185,776
South Africa	—	29,780	—	29,780
South Korea	—	71,670	—	71,670
Switzerland	—	399,258	—	399,258
Taiwan	39,021	—	—	39,021
United Kingdom	—	684,694	—	684,694

Total Common Stocks	137,789	3,081,233	—	3,219,022

Preferred Stocks
Germany	—	40,845	—	40,845
Short-Term Investment
Investment Company	63,437	—	—	63,437

Total Investments in Securities	$201,226	$3,122,078	$—	$3,323,304

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,507	$—	$4,507
Belgium	—	3,049	—	3,049
Canada	1,417	—	—	1,417
Denmark	—	1,677	—	1,677
Finland	—	2,842	—	2,842
France	—	5,574	—	5,574
Germany	—	10,337	—	10,337
Hong Kong	—	1,019	—	1,019
India	1,516	—	—	1,516
Ireland	1,517	—	—	1,517
Israel	—	4,138	—	4,138
Italy	—	2,824	—	2,824
Japan	5,066	14,706	—	19,772
Netherlands	—	6,121	—	6,121
New Zealand	—	2,346	—	2,346
Norway	—	2,782	—	2,782
Russia	—	2,624	—	2,624
Spain	959	—	—	959
Switzerland	—	5,263	—	5,263
Taiwan	4,004	—	—	4,004
United Kingdom	—	23,183	—	23,183
United States	—	2,082	—	2,082

Total Common Stocks	14,479	95,074	—	109,553

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

International Equity Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$5,006	$—	$—	$5,006

Total Investments in Securities	$19,485	$95,074	$—	$114,559

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$195	$—	$195

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(417)	$—	$(417)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$103,174	$—	$103,174
Belgium	—	56,052	—	56,052
China	—	20,359	—	20,359
Denmark	—	91,309	—	91,309
Finland	—	47,472	—	47,472
France	—	225,527	—	225,527
Germany	—	170,722	—	170,722
Hong Kong	—	41,978	—	41,978
India	23,895	—	—	23,895
Ireland	—	36,329	—	36,329
Italy	—	86,909	—	86,909
Japan	—	627,352	—	627,352
Netherlands	—	137,706	—	137,706
Norway	—	39,150	—	39,150
Spain	—	11,886	—	11,886
Sweden	—	58,574	—	58,574
Switzerland	—	166,479	—	166,479
United Kingdom	—	601,748	—	601,748

Total Common Stocks	23,895	2,522,726	—	2,546,621

Preferred Stocks
Germany	—	29,248	—	29,248
Short-Term Investment
Investment Company	50,458	—	—	50,458

Total Investments in Securities	$74,353	$2,551,974	$—	$2,626,327

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$21,829	$—	$21,829

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(18,634)	$—	$(18,634)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$70,194	$—	(a)	$70,194
Belgium	—	12,690	—		12,690
Denmark	—	12,886	—		12,886
Finland	—	22,835	—		22,835
France	—	113,031	—		113,031
Germany	—	98,143	—		98,143
Hong Kong	—	28,991	—		28,991
Ireland	4,996	14,791	—		19,787
Israel	3,238	—	—		3,238
Italy	—	31,797	—		31,797
Japan	—	263,991	—		263,991
Luxembourg	—	5,970	—		5,970
Netherlands	—	76,020	—		76,020
New Zealand	—	4,410	—		4,410
Norway	—	2,483	—		2,483
Portugal	—	3,656	—		3,656
Singapore	—	9,547	—		9,547
Spain	—	27,600	—		27,600
Sweden	—	21,260	—		21,260
Switzerland	—	116,411	—		116,411
United Kingdom	8,967	208,039	—		217,006

Total Common Stocks	17,201	1,144,745	—	(a)	1,161,946

Preferred Stocks
Germany	—	12,201	—		12,201
Short-Term Investment
Investment Company	24,061	—	—		24,061

Total Investments in Securities	$41,262	$1,156,946	$—	(a)	$1,198,208

Appreciation in Other Financial Instruments
Futures Contracts	$—	$465	$—		$465

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(124)	$—		$(124)

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$2,764	$—	$2,764
Canada	1,386	—	—	1,386
China	3,481	2,300	—	5,781
Denmark	—	1,590	—	1,590
Finland	—	3,209	—	3,209
France	—	7,112	—	7,112
Germany	—	5,840	—	5,840
Hong Kong	—	3,943	—	3,943
India	1,957	—	—	1,957
Ireland	—	1,424	—	1,424
Israel	3,232	—	—	3,232
Italy	—	1,570	—	1,570
Japan	—	11,625	—	11,625
Netherlands	—	5,948	—	5,948
South Africa	—	1,434	—	1,434
South Korea	—	2,783	—	2,783
Switzerland	—	9,744	—	9,744
Taiwan	1,700	—	—	1,700
United Kingdom	—	19,443	—	19,443

Total Common Stocks	11,756	80,729	—	92,485

Short-Term Investment
Investment Company	3,281	—	—	3,281

Total Investments in Securities	$15,037	$80,729	$—	$95,766

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$68,230	$—	$68,230
Belgium	—	46,167	—	46,167
Canada	15,945	—	—	15,945
China	—	23,436	—	23,436
Denmark	—	15,481	—	15,481
Finland	—	40,101	—	40,101
France	—	257,717	—	257,717
Germany	—	153,170	—	153,170
Hong Kong	—	40,307	—	40,307
Ireland	10,400	20,380	—	30,780
Israel	25,486	—	—	25,486
Italy	—	88,640	—	88,640
Japan	—	442,574	—	442,574
Luxembourg	—	24,013	—	24,013
Netherlands	—	171,303	—	171,303
Norway	—	24,848	—	24,848
South Korea	—	21,025	—	21,025
Spain	—	39,469	—	39,469
Sweden	—	64,953	—	64,953
Switzerland	—	100,588	—	100,588
United Kingdom	—	438,665	—	438,665

Total Common Stocks	51,831	2,081,067	—	2,132,898

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Germany	$—	$10,578	$—	$10,578
Short-Term Investment
Investment Company	51,512	—	—	51,512

Total Investments in Securities	$103,343	$2,091,645	$—	$2,194,988

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$16,721	$—	$16,721

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(14,612)	$—	$(14,612)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$165,625	$—	$165,625
Belgium	—	38,600	—	38,600
China	—	7,335	—	7,335
Denmark	—	63,702	—	63,702
Finland	—	18,255	—	18,255
France	—	288,660	—	288,660
Germany	—	215,113	—	215,113
Hong Kong	—	92,529	—	92,529
India	8,439	—	—	8,439
Ireland	9,251	24,468	—	33,719
Israel	16,209	—	—	16,209
Italy	—	36,273	—	36,273
Japan	8,704	547,791	—	556,495
Luxembourg	—	9,619	—	9,619
Netherlands	—	134,268	—	134,268
Norway	—	20,448	—	20,448
Singapore	—	13,425	—	13,425
South Korea	8,204	—	—	8,204
Spain	—	66,685	—	66,685
Sweden	—	70,448	—	70,448
Switzerland	—	210,701	—	210,701
Taiwan	7,967	—	—	7,967
United Kingdom	33,222	415,929	—	449,151
United States	—	9,596	—	9,596

Total Common Stocks	91,996	2,449,470	—	2,541,466

Preferred Stocks
Germany	—	10,703	—	10,703
Short-Term Investment
Investment Company	70,048	—	—	70,048

Total Investments in Securities	162,044	2,460,173	—	2,622,217

(a)	Value is zero.

For the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Equity Fund and Intrepid International Fund the transfers from level 2 to level 1 in the amounts of approximately $25,117,000,

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

$26,270,000, $64,000, $50,207,000, $1,626,000, $35,176,000, $7,189,000, $2,808,000, $44,479,000 and $16,191,000, respectively, are due to applying the fair value factors to certain securities as of April 30, 2016.

For the Global Research Enhanced Index Fund there were no significant transfers among any levels during the six months ended April 30, 2016.

For the Global Unconstrained Equity Fund there were no transfers among any levels during the six months ended April 30, 2016.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of April 30, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2016 (amounts in thousands):

	Emerging Economies Fund	Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Opportunities Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$11,707	$87,241	(a)	$129,611	(b)	$43,150	(c)	$19,533	$32,445	(b)
Ending Notional Balance Long	—	—		—		—		19,430	—

(a)	For the period November 1, 2015 through March 31, 2016.
(b)	For the period March 1, 2016 through March 31, 2016.
(c)	For the period January 1, 2016 through January 31, 2016.

D. Forward Foreign Currency Exchange Contracts — International Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of April 30, 2016, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2016 (amounts in thousands):

	International Equity Income Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$12,363	(a)	$521,900	$375,753
Average Settlement Value Sold	13,279	(b)	469,460	334,475
Ending Value Purchased	13,658		691,682	495,775
Ending Value Sold	11,949		651,979	453,278

(a)	For the period February 1, 2016 through April 30, 2016.
(b)	For the period March 1, 2016 through April 30, 2016.

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$195

Gross Liabilities:
Foreign exchange contracts	Payables	$(417)

The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$21,829

Gross Liabilities:
Foreign exchange contracts	Payables	$(18,634)

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2016 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$535	$(535)	$—	$—
BNP Paribas	1,334	—	—	1,334
Goldman Sachs International	9,821	(2,651)	—	7,170
HSBC Bank, N.A.	550	(550)	—	—
Merrill Lynch International	491	—	—	491
Morgan Stanley	753	(265)	—	488
Royal Bank of Canada	1,183	(1,183)	—	—
Royal Bank of Scotland	1,024	—	—	1,024
Societe Generale	651	(103)	—	548
Standard Chartered Bank	2,516	(1,448)	—	1,068
Union Bank of Switzerland AG	2,971	—	—	2,971

	$21,829	$(6,735)	$—	$15,094

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$984	$(535)		$449
Citibank, N.A.	2,282	—	—	2,282
Goldman Sachs International	2,651	(2,651)	—	—
HSBC Bank, N.A.	6,894	(550)	—	6,344
Morgan Stanley	265	(265)	—	—
Royal Bank of Canada	2,306	(1,183)	—	1,123
Societe Generale	103	(103)	—	—
Standard Chartered Bank	1,448	(1,448)	—	—
State Street Corp.	1,701	—	—	1,701

	$18,634	$(6,735)	$—	$11,899

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$465

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(124)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$16,721

Gross Liabilities:
Foreign exchange contracts	Payables	$(14,612)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2016 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia & New Zealand Banking Group Ltd.	$59	$(59)	$—	$—
Barclays Bank plc	13	(13)	—	—
BNP Paribas	2,050	(2,050)	—	—
Citibank, N.A.	1,152	(255)	—	897
Deutsche Bank AG	1,071	(455)	—	616
Goldman Sachs International	5,583	(5,005)	—	578
HSBC Bank, N.A.	574	(574)	—	—
Morgan Stanley	141	(141)	—	—
Royal Bank of Canada	1,668	(869)	—	799
Royal Bank of Scotland	559	(63)	—	496
Standard Chartered Bank	784	(672)	—	112
State Street Corp.	2,277	(1,397)	—	880
Union Bank of Switzerland AG	790	—	—	790

	$16,721	$(11,553)	$—	$5,168

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$521	$(59)	$—	$462
Barclays Bank plc	168	(13)	—	155
BNP Paribas	2,698	(2,050)	—	648
Citibank, N.A.	255	(255)	—	—
Deutsche Bank AG	455	(455)	—	—
Goldman Sachs International	5,005	(5,005)	—	—
HSBC Bank, N.A.	1,187	(574)	—	613
Morgan Stanley	1,322	(141)	—	1,181
Royal Bank of Canada	869	(869)	—	—
Royal Bank of Scotland	63	(63)	—	—
Standard Chartered Bank	672	(672)	—	—
State Street Corp.	1,397	(1,397)	—	—

	$14,612	$(11,553)	$—	$3,059

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2016, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(3,603)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$979

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,473

(a)	Amount rounds to less than $1,000.

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(10,589)

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$228

(a)	Amount rounds to less than $1,000.

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(41)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(222)

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$6,448	$—	$6,448
Foreign exchange contracts	—	12,233	12,233

	$6,448	$12,233	$18,681

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$3,912

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,367

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(47)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,045	$—	$1,045
Foreign exchange contracts	—	7,949	7,949

	$1,045	$7,949	$8,994

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$373

The Funds’ derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the six months ended April 30, 2016, total offering costs amortized were approximately $14,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A		Class C		Class R2		Class R5		Class R6		Institutional Class	Select Class		Total
Emerging Economies Fund
Transfer agent fees	$3		$1		n/a		$1		$2		n/a	$3		$10
Sub-transfer agent fees	39		3		n/a		1		—		n/a	9		52

Emerging Markets Equity Fund
Transfer agent fees	32		5		n/a		n/a		5		$8	10		60
Sub-transfer agent fees	211		29		n/a		n/a		—		47	144		431

Emerging Markets Equity Income Fund
Transfer agent fees	—	(a)	—	(a)	n/a		—		—		n/a	—		—	(a)
Sub-transfer agent fees	—		—		n/a		—		—		n/a	—		—

Global Research Enhanced Index Fund
Transfer agent fees	—	(a)	—	(a)	$—	(a)	n/a		n/a		n/a	30		30
Sub-transfer agent fees	—		—		—		n/a		n/a		n/a	8		8

Global Unconstrained Equity Fund
Transfer agent fees	1		—	(a)	—	(a)	—	(a)	—	(a)	n/a	1		2
Sub-transfer agent fees	—	(a)	—	(a)	—		—		—		n/a	—	(a)	—	(a)

International Equity Fund
Transfer agent fees	16		3		—	(a)	1		9		n/a	6		35
Sub-transfer agent fees	145		14		1		18		—		n/a	39		217

International Equity Income Fund
Transfer agent fees	2		1		1		—	(a)	—	(a)	n/a	1		5
Sub-transfer agent fees	21		3		—	(a)	—		—		n/a	9		33

International Opportunities Fund
Transfer agent fees	6		1		n/a		n/a		6		1	5		19
Sub-transfer agent fees	121		1		n/a		n/a		—		2	6		130

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Class A	Class C	Class R2		Class R5		Class R6		Institutional Class	Select Class	Total

International Research Enhanced Equity Fund
Transfer agent fees	$19	$2	$—	(a)	n/a		n/a		n/a	$6	$27
Sub-transfer agent fees	48	15	4		n/a		n/a		n/a	20	87

International Unconstrained Equity Fund
Transfer agent fees	1	1	—	(a)	$—	(a)	$—	(a)	n/a	2	4
Sub-transfer agent fees	1	1	—		—		—		n/a	2	4

International Value Fund
Transfer agent fees	15	2	1		n/a		—	(a)	$7	6	31
Sub-transfer agent fees	596	22	3		n/a		—		470	41	1,132

Intrepid International Fund
Transfer agent fees	4	1	—	(a)	n/a		8		3	1	17
Sub-transfer agent fees	112	1	—	(a)	n/a		—		1	9	123

(a)	Amount rounds to less than $1,000.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund	0.80
International Equity Income Fund	0.70

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

International Opportunities Fund	0.60%
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Effective May 20, 2016 the Advisory fee for the Emerging Economies Fund and the Emerging Markets Equity Fund was reduced from 1.00% to 0.85%.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Economies Fund	0.25%	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75	n/a
Emerging Markets Equity Income Fund	0.25	0.75	n/a
Global Research Enhanced Index Fund	0.25	0.75	0.50%
Global Unconstrained Equity Fund	0.25	0.75	0.50
International Equity Fund	0.25	0.75	0.50
International Equity Income Fund	0.25	0.75	0.50
International Opportunities Fund	0.25	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50
International Unconstrained Equity Fund	0.25	0.75	0.50
International Value Fund	0.25	0.75	0.50
Intrepid International Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$2		$—
Emerging Markets Equity Fund	47		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	—	(a)	—
International Equity Fund	7		—
International Equity Income Fund	20		—	(a)
International Opportunities Fund	2		—
International Research Enhanced Equity Fund	2		—	(a)
International Unconstrained Equity Fund	9		—	(a)
International Value Fund	196		—
Intrepid International Fund	1		—

(a)	Amount rounds to less than $1,000.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25	n/a	n/a	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.55%	2.05%	n/a	1.10%	1.05%	n/a	1.30%
Emerging Markets Equity Fund	1.55	2.05	n/a	n/a	1.05	1.15%	1.30
Emerging Markets Equity Income Fund	1.55	2.05	n/a	1.10	1.05	n/a	1.30
Global Research Enhanced Index Fund	0.59	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund*	0.75	1.25	1.00	0.30	0.25	n/a	0.40
International Equity Fund	1.31	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Opportunities Fund	1.31	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.60	n/a	0.85	0.95	1.10
Intrepid International Fund	1.25	1.75	1.50	n/a	0.75	0.85	0.90

*	The expense limitation agreement was in effect for the six months ended April 30, 2016 and is in place until July 1, 2016. An additional expense limitation of 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, is in place until February 28, 2017.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until February 28, 2017.

Effective May 20, 2016, the contractual expense limitation for Emerging Economies Fund were reduced to 1.35%, 1.85%, 0.95%, 085% and 1.10% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively until at least May 31, 2017.

Effective May 20, 2016, the contractual expense limitation for Emerging Markets Equity Fund were reduced to 1.35%, 1.85%, 0.85%, 095% and 1.10% for Class A, Class C, Class R6, Institutional Class and Select Class Shares, respectively until at least May 31, 2017.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

For the six months ended April 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
Emerging Economies Fund	$377	$251	$58		$686	$2
Emerging Markets Equity Fund	695	463	483		1,641	—
Emerging Markets Equity Income Fund	13	1	—	(a)	14	91
Global Research Enhanced Index Fund	4,414	2,840	—	(a)	7,254	1
Global Unconstrained Equity Fund	24	14	3		41	88
International Equity Fund	933	619	237		1,789	5
International Equity Income Fund	125	42	15		182	—	(a)
International Opportunities Fund	—	—	58		58	—
International Research Enhanced Equity Fund	693	364	85		1,142	—	(a)
International Unconstrained Equity Fund	84	34	12		130	—	(a)
International Value Fund	—	—	216		216	2
Intrepid International Fund	—	—	110		110	—	(a)

	Voluntary Waivers
	Investment Advisory	Total
Global Unconstrained Equity Fund	$82	$82

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 were as follows (amounts in thousands):

Emerging Economies Fund	$26
Emerging Markets Equity Fund	54
Global Research Enhanced Index Fund	106
Global Unconstrained Equity Fund	2
International Equity Fund	60
International Equity Income Fund	3
International Opportunities Fund	51
International Research Enhanced Equity Fund	20
International Unconstrained Equity Fund	3
International Value Fund	23
Intrepid International Fund	51

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2016, International Equity Income Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$3
Emerging Markets Equity Fund	3
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	3
Global Unconstrained Equity Fund	2
International Equity Income Fund	1
International Opportunities Fund	3
International Research Enhanced Equity Fund	5
International Unconstrained Equity Fund	1
International Value Fund	21
Intrepid International Fund

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$454,897	$370,891
Emerging Markets Equity Fund	223,149	270,102
Emerging Markets Equity Income Fund	340	375
Global Research Enhanced Index Fund	1,447,707	1,592,875
Global Unconstrained Equity Fund	137,494	142,019
International Equity Fund	629,056	130,870
International Equity Income Fund	94,508	87,092
International Opportunities Fund	1,155,296	668,428
International Research Enhanced Equity Fund	485,351	142,336
International Unconstrained Equity Fund	39,611	18,852
International Value Fund	850,746	933,999
Intrepid International Fund	1,052,007	469,671

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,135,116	$75,726	$91,070	$(15,344)
Emerging Markets Equity Fund	2,077,773	340,620	177,046	163,574
Emerging Markets Equity Income Fund	2,810	135	304	(169)
Global Research Enhanced Index Fund	6,451,156	676,179	291,629	384,550
Global Unconstrained Equity Fund	2,347	115	49	66
International Equity Fund	3,267,131	360,154	303,981	56,173
International Equity Income Fund	108,393	7,528	1,362	6,166
International Opportunities Fund	2,512,689	227,382	113,744	113,638
International Research Enhanced Equity Fund	1,169,774	88,581	60,147	28,434
International Unconstrained Equity Fund	96,212	4,510	4,956	(446)
International Value Fund	2,179,034	149,725	133,771	15,954
Intrepid International Fund	2,656,808	150,968	185,559	(34,591)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$101,060	$57,603
Emerging Markets Equity Fund	9,367	15,957
Emerging Markets Equity Income Fund	126	—
Global Research Enhanced Index Fund	13,051	10,950
International Equity Fund	1,547	11,085
International Opportunities Fund	28,676	—
International Unconstrained Equity Fund	754	—
International Value Fund	13,872	—
Intrepid International Fund	25,306	—

At October 31, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,157	250,971	—	—	532,128

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$26,124	0.36%	5	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

As of April 30, 2016, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	15.2%	66.5%
Emerging Markets Equity Fund	n/a	45.2
International Equity Fund	10.3	67.5
International Opportunities Fund	n/a	85.3
International Research Enhanced Equity Fund	58.4	n/a
International Unconstrained Equity Fund	67.0	n/a
Intrepid International Fund	n/a	86.8

As of April 30, 2016, the Funds had individual shareholder accounts and/or omnibus accounts which collectively represented the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non- affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Income Fund	1	94.3%	n/a	n/a
Global Research Enhanced Index Fund	1	89.5	n/a	n/a
Global Unconstrained Equity Fund	1	16.6	3	41.3%
International Value Fund	n/a	n/a	2	63.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2016, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Hong-Kong	India	Japan
Emerging Economies Fund	—%	25.9%	—%	—%	—%	—%
Emerging Markets Equity Fund	11.2	11.4	—	—	20.6	—
Emerging Markets Equity Income Fund	—	—	—	10.3	—	—
International Equity Fund	—	—	11.9	—	—	21.7
International Equity Income Fund	—	—	—	—	—	17.3
International Opportunities Fund	—	—	—	—	—	23.9
International Research Enhanced Equity Fund	—	—	—	—	—	22.0
International Unconstrained Equity Fund	—	—	—	—	—	12.1
International Value Fund	—	—	11.7	—	—	20.2
Intrepid International Fund	—	—	11.0	—	—	21.2

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	16.2%	—%	14.2%	—%
Emerging Markets Equity Fund	16.6	—	—	—	—
Emerging Markets Equity Income Fund	14.9	—	—	22.4	—
International Equity Fund	—	—	12.0	—	20.6
International Equity Income Fund	—	—	—	—	20.2
International Opportunities Fund	—	—	—	—	22.9
International Research Enhanced Equity Fund	—	—	—	—	18.1
International Unconstrained Equity Fund	—	—	10.2	—	20.3
International Value Fund	—	—	—	—	20.0
Intrepid International Fund	—	—	—	—	17.1

As of April 30, 2016, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

8. Subsequent Event

During the period April 30, 2016 through June 21, 2016, International Value Fund had net redemptions of ($657,715,391). This amount represented 29.8% of the Fund’s net assets as of April 30, 2016.

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$967.50	$7.53	1.54%
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class C
Actual	1,000.00	965.40	10.02	2.05
Hypothetical	1,000.00	1,014.67	10.27	2.05
Class R5
Actual	1,000.00	970.30	5.39	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class R6
Actual	1,000.00	970.40	5.14	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Select Class
Actual	1,000.00	969.50	6.37	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,013.80	7.76	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Class C
Actual	1,000.00	1,011.10	10.25	2.05
Hypothetical	1,000.00	1,014.67	10.27	2.05
Class R6
Actual	1,000.00	1,015.80	5.26	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Institutional Class
Actual	1,000.00	1,015.30	5.76	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,014.30	$6.51	1.30%
Hypothetical	1,000.00	1,018.40	6.52	1.30

Emerging Markets Equity Income Fund
Class A
Actual	1,000.00	1,015.70	7.77	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Class C
Actual	1,000.00	1,012.50	10.26	2.05
Hypothetical	1,000.00	1,014.67	10.27	2.05
Class R5
Actual	1,000.00	1,017.20	5.52	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class R6
Actual	1,000.00	1,017.30	5.27	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Select Class
Actual	1,000.00	1,016.50	6.52	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	982.30	2.91	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class C
Actual	1,000.00	979.90	5.37	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class R2
Actual	1,000.00	981.20	4.14	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Select Class
Actual	1,000.00	983.30	1.68	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

Global Unconstrained Equity Fund
Class A
Actual	1,000.00	938.00	3.57	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	935.20	5.49	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R2
Actual	1,000.00	935.80	4.28	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R5
Actual	1,000.00	939.50	0.92	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Class R6
Actual	1,000.00	939.70	0.68	0.14
Hypothetical	1,000.00	1,024.17	0.70	0.14
Select Class
Actual	1,000.00	939.20	1.74	0.36
Hypothetical	1,000.00	1,023.07	1.81	0.36

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund
Class A
Actual	$1,000.00	$949.30	$6.35	1.31%
Hypothetical	1,000.00	1,018.35	6.57	1.31
Class C
Actual	1,000.00	946.80	8.76	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Class R2
Actual	1,000.00	948.30	7.56	1.56
Hypothetical	1,000.00	1,017.11	7.82	1.56
Class R5
Actual	1,000.00	951.50	4.17	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R6
Actual	1,000.00	951.70	3.93	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81
Select Class
Actual	1,000.00	951.00	5.14	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06

International Equity Income Fund
Class A
Actual	1,000.00	976.20	6.14	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	973.10	8.59	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	974.70	7.36	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R5
Actual	1,000.00	978.60	3.94	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	978.80	3.69	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	977.40	4.42	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

International Opportunities Fund
Class A
Actual	1,000.00	962.00	6.29	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class C
Actual	1,000.00	958.80	9.11	1.87
Hypothetical	1,000.00	1,015.56	9.37	1.87
Class R6
Actual	1,000.00	965.30	3.47	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71
Institutional Class
Actual	1,000.00	964.30	4.00	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82
Select Class
Actual	1,000.00	963.50	5.13	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
International Research Enhanced Equity Fund
Class A
Actual	$1,000.00	$964.30	$2.93	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class C
Actual	1,000.00	962.00	5.37	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class R2
Actual	1,000.00	962.70	4.15	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	964.70	1.71	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

International Unconstrained Equity Fund
Class A
Actual	1,000.00	964.90	6.06	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	962.90	8.49	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	964.10	7.28	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R5
Actual	1,000.00	967.50	3.86	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	967.90	3.62	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	967.30	4.35	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

International Value Fund
Class A
Actual	1,000.00	943.70	6.52	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class C
Actual	1,000.00	940.70	8.93	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class R2
Actual	1,000.00	941.70	7.72	1.60
Hypothetical	1,000.00	1,016.91	8.02	1.60
Class R6
Actual	1,000.00	945.60	3.58	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Institutional Class
Actual	1,000.00	945.30	4.35	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Select Class
Actual	1,000.00	944.30	4.93	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2016

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid International Fund
Class A
Actual	1,000.00	954.60	6.03	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	951.90	8.49	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	953.20	7.28	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R6
Actual	1,000.00	956.60	3.45	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71
Institutional Class
Actual	1,000.00	956.10	4.04	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Select Class
Actual	1,000.00	956.50	4.38	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-INTEQ-416

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2016 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(1.89)%
S&P 500 Index	0.43%

Net Assets as of 4/30/2016 (In Thousands)	$1,247,192

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets experienced a significant increase in volatility during the six month reporting period. While equity prices rose slightly through the end of 2015, the beginning of 2016 was marked by prolonged sell-off of equities, driven by falling oil prices and investor uncertainty about both the health of China’s economy and U.S. interest rate policy.

By March, market volatility declined somewhat as economic data showed signs of stability in China, oil prices rebounded and the U.S. Federal Reserve Chairwoman Janet Yellen reassured investors that interest rate policy would remain accommodative. By the end of April, leading U.S. equity indexes returned to positive territory for the year to date. For the six months ended April 30, 2016, the Standard & Poor’s 500 Index returned 0.43%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s security selection in the pharmaceutical/medical technology and big banks & brokers sectors was a leading detractor from relative performance.

The Fund’s security selection in the semiconductors & hardware sector and the media sector was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Allergan, United Continental Holdings Inc. and Vertex Pharmaceuticals. Shares of Allergan, a pharmaceutical company, fell after its plan to merge with Pfizer Inc. collapsed in early April 2016. Shares of United Continental, an airline operator, declined on a drop in passenger traffic. Shares of Vertex, a drug maker, fell after U.S. regulators rejected an expanded use for the company’s best-selling cystic fibrosis drug Kalydeco and the U.K. health care cost agency rejected the company’s newest cystic fibrosis drug, Orkambi, as too expensive.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Broadcom Ltd., Bristol Myers Squibb Co. and UnitedHealth Group Inc. Shares of Broadcom, a semiconductor manufacturer, rose after the company forecast strong revenue growth and gross margin expansion. Shares of Bristol Myers, a drug maker, rose on strong sales of its cancer drug Optivo and its blood clot drug Eliquis. Shares of UnitedHealth Group, a health insurer, rose on better than expected earnings.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Broadcom Ltd., (Singapore)	3.7
3.	Microsoft Corp.	2.9
4.	Time Warner, Inc.	2.6
5.	Wells Fargo & Co.	2.6
6.	Honeywell International, Inc.	2.5
7.	UnitedHealth Group, Inc.	2.3
8.	Bristol-Myers Squibb Co.	2.3
9.	Lowe’s Cos., Inc.	2.3
10.	Amazon.com, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.5%
Consumer Discretionary	16.8
Financials	15.7
Health Care	14.4
Industrials	10.4
Energy	7.4
Consumer Staples	5.7
Materials	2.5
Utilities	1.6
Telecommunication Services	0.7
Short-Term Investment	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		(7.25)%	(8.29)%	(3.26)%	(6.66)%	(7.76)%	(2.87)%	9.02%	8.45%	7.13%	6.16%	5.76%	4.95%
Without Sales Charge		(2.12)	(3.21)	(0.30)	(1.50)	(2.66)	0.10	10.20	9.63	8.10	6.74	6.33	5.44
CLASS C SHARES	March 22, 2011
With CDSC***		(3.38)	(4.44)	(1.05)	(3.03)	(4.09)	(0.84)	9.65	9.16	7.65	6.46	6.10	5.21
Without CDSC		(2.38)	(3.44)	(0.48)	(2.03)	(3.09)	(0.28)	9.65	9.16	7.65	6.46	6.10	5.21
INSTITUTIONAL CLASS SHARES	January 30, 1997	(1.89)	(3.02)	(0.15)	(1.06)	(2.31)	0.42	10.66	10.00	8.47	6.97	6.53	5.63
SELECT CLASS SHARES	March 22, 2011	(1.98)	(3.09)	(0.21)	(1.21)	(2.43)	0.31	10.48	9.86	8.32	6.88	6.45	5.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/06 to 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500

Index and the Lipper Large-Cap Core Funds Index from April 30, 2006 to

April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.95%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.82%
Composite Benchmark**	3.39%

Net Assets as of 4/30/2016 (In Thousands)	$1,622,592

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE MARKET PERFORM?

The municipal bond sector continued to perform well during the six months ended April 30, 2016, amid investor demand for tax-exempt bonds. Overall, municipal credit conditions remained calm, despite the unresolved credit crisis in Puerto Rico that threatened to spill over into other parts of the municipal bond market.

However, in the first four months of 2016, municipal bonds overall underperformed the strongest sectors of the bond market, especially U.S. Treasury bonds and investment grade corporate bonds.

HOW DID THE FUND PERFORM?

The Fund’s Select Class Shares outperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the six months ended April 30, 2016.

The Fund’s hedge against inflation was a leading contributor to absolute performance as inflation swap indexes rose during the period due to increased inflationary pressure driven by rising oil prices in the final months of the period.

Relative to the Benchmark, the Fund’s longer duration, particularly in the local general obligation, transportation and electric sectors made a positive contribution to performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, compared with bonds with shorter duration.

The Fund’s overall bias toward higher quality bonds detracted from relative performance, particularly its underweight to bonds rated A and BBB, as lower rated bonds generally outperformed higher rated bonds.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the Fund’s portfolio managers reduced the hedge ratio to 92% from 96% as asset valuations rose.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PORTFOLIO COMPOSITION****
Municipal Bonds	91.5%
Short-Term Investment	8.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri butions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		(0.85)%	(0.85)%	0.07%	(1.55)%	(1.56)%	0.24%	0.61%	0.61%	1.04%	1.99%	1.99%	2.13%
Without Sales Charge		3.01	3.01	2.28	2.31	2.31	2.47	1.39	1.39	1.65	2.39	2.38	2.45
CLASS C SHARES	August 31, 2005
With CDSC***		1.57	1.57	1.31	0.62	0.62	1.22	0.73	0.73	0.99	1.74	1.74	1.81
Without CDSC		2.57	2.57	1.88	1.62	1.62	1.79	0.73	0.73	0.99	1.74	1.74	1.81
CLASS R6 SHARES	August 16, 2013	3.18	3.18	2.44	2.66	2.65	2.82	1.72	1.72	1.97	2.70	2.70	2.76
INSTITUTIONAL CLASS SHARES	August 31, 2005	3.03	3.03	2.34	2.57	2.57	2.73	1.64	1.64	1.90	2.66	2.66	2.72
SELECT CLASS SHARES	August 31, 2005	2.95	2.95	2.25	2.40	2.40	2.56	1.49	1.49	1.75	2.51	2.51	2.58

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/06 to 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.7%
	Auto Components — 1.0%
50	Delphi Automotive plc, (United Kingdom)	3,660
202	Johnson Controls, Inc.	8,346

		12,006

	Automobiles — 1.2%
472	General Motors Co.	15,023

	Hotels, Restaurants & Leisure — 1.0%
160	Carnival Corp.	7,853
64	Yum! Brands, Inc.	5,060

		12,913

	Internet & Catalog Retail — 2.2%
42	Amazon.com, Inc. (a)	27,745

	Media — 6.0%
153	CBS Corp. (Non-Voting), Class B	8,565
42	Charter Communications, Inc., Class A (a)	8,935
173	Comcast Corp., Class A	10,483
76	DISH Network Corp., Class A (a)	3,756
426	Time Warner, Inc.	31,995
350	Twenty-First Century Fox, Inc., Class A	10,597

		74,331

	Specialty Retail — 4.9%
9	AutoZone, Inc. (a)	6,788
195	Home Depot, Inc. (The)	26,140
374	Lowe’s Cos., Inc.	28,394

		61,322

	Textiles, Apparel & Luxury Goods — 0.4%
68	lululemon athletica, Inc., (Canada) (a)	4,481

	Total Consumer Discretionary	207,821

	Consumer Staples — 5.7%
	Beverages — 3.0%
79	Constellation Brands, Inc., Class A	12,345
149	Molson Coors Brewing Co., Class B	14,215
112	PepsiCo, Inc.	11,528

		38,088

	Food & Staples Retailing — 0.9%
77	Costco Wholesale Corp.	11,462

	Food Products — 0.8%
220	Mondelez International, Inc., Class A	9,465

	Household Products — 1.0%
154	Procter & Gamble Co. (The)	12,351

	Total Consumer Staples	71,366

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy — 7.4%
		Energy Equipment & Services — 0.4%
126		Halliburton Co.	5,213

		Oil, Gas & Consumable Fuels — 7.0%
329		Cabot Oil & Gas Corp.	7,699
—	(h)	California Resources Corp.	—	(h)
145		Chevron Corp.	14,775
201		ConocoPhillips	9,615
117		Diamondback Energy, Inc.	10,121
54		EOG Resources, Inc.	4,474
209		Occidental Petroleum Corp.	16,036
83		Phillips 66	6,838
102		Pioneer Natural Resources Co.	16,976

			86,534

		Total Energy	91,747

		Financials — 15.6%
		Banks — 6.1%
1,464		Bank of America Corp.	21,317
321		Citigroup, Inc.	14,866
218		KeyCorp	2,676
52		SVB Financial Group (a)	5,386
639		Wells Fargo & Co.	31,950

			76,195

		Capital Markets — 3.5%
31		BlackRock, Inc.	10,945
264		Charles Schwab Corp. (The)	7,512
22		Goldman Sachs Group, Inc. (The)	3,610
99		Invesco Ltd.	3,061
701		Morgan Stanley	18,976

			44,104

		Consumer Finance — 1.3%
53		Capital One Financial Corp.	3,801
151		Discover Financial Services	8,479
116		Synchrony Financial (a)	3,539

			15,819

		Diversified Financial Services — 0.9%
47		Intercontinental Exchange, Inc.	11,248

		Insurance — 3.8%
190		Chubb Ltd., (Switzerland)	22,448
199		Marsh & McLennan Cos., Inc.	12,573
279		MetLife, Inc.	12,574

			47,595

		Total Financials	194,961

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 14.3%
	Biotechnology — 4.5%
75	Alexion Pharmaceuticals, Inc. (a)	10,479
41	Biogen, Inc. (a)	11,321
181	Celgene Corp. (a)	18,703
121	Gilead Sciences, Inc.	10,689
61	Vertex Pharmaceuticals, Inc. (a)	5,134

		56,326

	Health Care Providers & Services — 3.7%
68	Aetna, Inc.	7,664
58	Humana, Inc.	10,293
218	UnitedHealth Group, Inc.	28,697

		46,654

	Life Sciences Tools & Services — 0.7%
67	Illumina, Inc. (a)	9,058

	Pharmaceuticals — 5.4%
75	Allergan plc (a)	16,149
396	Bristol-Myers Squibb Co.	28,585
137	Eli Lilly & Co.	10,378
359	Pfizer, Inc.	11,746

		66,858

	Total Health Care	178,896

	Industrials — 10.3%
	Aerospace & Defense — 3.2%
268	Honeywell International, Inc.	30,664
86	United Technologies Corp.	9,022

		39,686

	Airlines — 1.0%
75	Spirit Airlines, Inc. (a)	3,308
186	United Continental Holdings, Inc. (a)	8,508

		11,816

	Building Products — 2.5%
136	Allegion plc, (Ireland)	8,921
36	Lennox International, Inc.	4,804
580	Masco Corp.	17,807

		31,532

	Commercial Services & Supplies — 0.5%
98	Waste Connections, Inc.	6,620

	Industrial Conglomerates — 1.7%
681	General Electric Co.	20,930

	Machinery — 1.2%
61	PACCAR, Inc.	3,609
104	Stanley Black & Decker, Inc.	11,628

		15,237

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.2%
105	CSX Corp.	2,858

	Total Industrials	128,679

	Information Technology — 24.3%
	Electronic Equipment, Instruments & Components — 0.6%
126	TE Connectivity Ltd., (Switzerland)	7,477

	Internet Software & Services — 5.1%
25	Alphabet, Inc., Class A (a)	17,861
33	Alphabet, Inc., Class C (a)	23,040
192	Facebook, Inc., Class A (a)	22,629

		63,530

	IT Services — 4.2%
114	Accenture plc, (Ireland), Class A	12,854
130	Fidelity National Information Services, Inc.	8,546
192	MasterCard, Inc., Class A	18,660
119	Visa, Inc., Class A	9,222
38	WEX, Inc. (a)	3,553

		52,835

	Semiconductors & Semiconductor Equipment — 6.0%
312	Broadcom Ltd., (Singapore)	45,449
230	Lam Research Corp.	17,595
115	NXP Semiconductors N.V., (Netherlands) (a)	9,816
32	Texas Instruments, Inc.	1,797

		74,657

	Software — 4.6%
166	Adobe Systems, Inc. (a)	15,663
731	Microsoft Corp.	36,451
146	Oracle Corp.	5,816

		57,930

	Technology Hardware, Storage & Peripherals — 3.8%
503	Apple, Inc.	47,132

	Total Information Technology	303,561

	Materials — 2.5%
	Chemicals — 1.5%
221	Dow Chemical Co. (The)	11,645
19	Eastman Chemical Co.	1,451
50	PPG Industries, Inc.	5,520

		18,616

	Construction Materials — 1.0%
71	Martin Marietta Materials, Inc.	12,050

	Total Materials	30,666

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
171	Verizon Communications, Inc.	8,704

	Utilities — 1.6%
	Electric Utilities — 0.5%
53	NextEra Energy, Inc.	6,263

	Multi-Utilities — 1.1%
156	CMS Energy Corp.	6,330
302	NiSource, Inc.	6,850

		13,180

	Total Utilities	19,443

	Total Common Stocks (Cost $766,028)	1,235,844

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.3%
	Investment Company — 0.3%
3,842	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $3,842)	3,842

	Total Investments — 99.4% (Cost $769,870)	1,239,686
	Other Assets in Excess of Liabilities — 0.6%	7,506

	NET ASSETS — 100.0%	$1,247,192

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 98.0% (t)
	Alaska — 1.0%
	Other Revenue — 1.0%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.250%, 09/01/29	16,655

	Arizona — 3.0%
	General Obligation — 0.1%
1,400	City of Goodyear, GO, AGM, 6.000%, 07/01/19	1,558
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, 5.000%, 07/01/16	277

		1,835

	Other Revenue — 0.2%
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,278
1,000	Series C, Rev., 5.000%, 07/01/24	1,184

		2,462

	Prerefunded — 0.2%
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/20 (p)	3,492

	Transportation — 2.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	19,450
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	19,913

		39,363

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.000%, 01/01/22	1,666

	Total Arizona	48,818

	Arkansas — 0.1%
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	1,988

	California — 17.4%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	95

	Education — 3.2%
7,500	California Educational Facilities Authority, Stanford University, Series U-3, Rev., 5.000%, 06/01/43	10,476

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,197
	California State University, Systemwide,
3,000	Series A, Rev., 5.000%, 11/01/24	3,837
1,500	Series A, Rev., 5.000%, 11/01/28	1,911
2,625	Series A, Rev., 5.000%, 11/01/29	3,320
5,000	Series A, Rev., 5.000%, 11/01/30	6,292
4,875	Series A, Rev., 5.000%, 11/01/31	6,100
4,000	Series A, Rev., 5.000%, 11/01/32	4,977
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,920
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,342
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	6,167

		51,539

	General Obligation — 7.7%
	Carlsbad Unified School District,
2,500	Series B, GO, Zero Coupon, 05/01/16	2,500
2,000	Series B, GO, Zero Coupon, 05/01/17	1,985
1,490	Series B, GO, Zero Coupon, 05/01/19	1,434
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	2,205
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,543
1,000	GO, 5.000%, 08/01/22	1,196
1,000	GO, 5.000%, 08/01/24	1,193
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	147
7,500	Los Angeles Community College District, Series A, GO, 4.000%, 08/01/32	8,423
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.000%, 08/01/39	159
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,053
9,000	Series C, GO, 5.000%, 07/01/26	11,363
5,000	Series D, GO, 5.250%, 07/01/24	5,707
	Murrieta Valley Unified School District,
550	GO, AGM, 5.000%, 09/01/22	671
725	GO, AGM, 5.000%, 09/01/23	899

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,938
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,326
1,000	State Center Community College District, GO, 5.000%, 08/01/24	1,231
	State of California, Various Purpose,
1,500	GO, 4.000%, 09/01/34	1,680
1,000	GO, 4.000%, 09/01/35	1,114
1,000	GO, 5.000%, 08/01/16	1,012
310	GO, 5.000%, 04/01/17	323
5,000	GO, 5.000%, 04/01/20	5,595
10,010	GO, 5.000%, 03/01/25	12,740
12,705	GO, 5.000%, 03/01/28	15,756
10,370	GO, 5.000%, 08/01/30	12,674
5,000	GO, 5.500%, 04/01/18	5,459
5,000	GO, 5.500%, 04/01/21	5,676
5,000	GO, 5.625%, 04/01/26	5,709
6,600	GO, 6.500%, 04/01/33	7,691

		124,402

	Hospital — 0.1%
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,003

	Other Revenue — 0.4%
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/34	5,937
	San Francisco Bay Area Rapid Transit District, Sales Tax,
175	Series A, Rev., 5.000%, 07/01/24	224
395	Series A, Rev., 5.000%, 07/01/25	512
225	Series A, Rev., 5.000%, 07/01/26	291

		6,964

	Prerefunded — 1.9%
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250% 10/01/18 (p)	3,966
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	419
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	3,006
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/23 (p)	10,985

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
1,000	California State Public Works Board, University of California Research Project, Series E, Rev., 5.250%, 10/01/16 (p)	1,020
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	106
10,285	University of California, Series O, Rev., 5.750%, 05/15/19 (p)	11,825

		31,327

	Utility — 3.2%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,246
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,088
1,025	Series A, Rev., 5.000%, 07/01/30	1,235
25,385	Series B, Rev., 5.000%, 07/01/28	31,211
2,100	Series B, Rev., 5.000%, 07/01/31	2,566
1,925	Series B, Rev., 5.000%, 07/01/32	2,341
3,300	Series D, Rev., 5.000%, 07/01/32	4,057
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,835

		52,579

	Water & Sewer — 0.9%
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.000%, 06/01/19	508
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	4,017
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,095
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,268

		14,888

	Total California	282,797

	Colorado — 2.0%
	General Obligation — 1.5%
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,790
2,345	GO, 5.250%, 12/15/25	3,058
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,274

		24,122

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.5%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,422
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,843
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19 (p)	1,379

		7,644

	Total Colorado	31,766

	Connecticut — 0.8%
	General Obligation — 0.6%
200	City of Greenwich, GO, 5.000%, 06/01/20	218
8,200	State of Connecticut, Series E, GO, 5.000%, 08/15/30	9,745

		9,963

	Prerefunded — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17 (p)	1,046

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	284
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,507

		1,791

	Total Connecticut	12,800

	Delaware — 0.1%
	Education — 0.0% (g)
1,000	University of Delaware, Series B, Rev., 5.000%, 11/01/21	1,137

	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,190

	Total Delaware	2,327

	District of Columbia — 0.9%
	Other Revenue — 0.1%
2,000	District of Columbia, Income Tax, Series A, Rev., 5.000%, 12/01/20	2,359

	Water & Sewer — 0.8%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	6,137
5,000	Series C, Rev., 5.000%, 10/01/29	6,042

		12,179

	Total District of Columbia	14,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 3.3%
	General Obligation — 2.7%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,961
32,375	Series D, GO, 5.000%, 06/01/25	38,370

		44,331

	Other Revenue — 0.6%
7,245	Palm Beach County, Public Improvement, Rev., 5.000%, 05/01/33 (w)	8,955

	Total Florida	53,286

	Georgia — 1.7%
	General Obligation — 0.1%
	State of Georgia,
300	Series B, GO, 5.000%, 07/01/20	350
1,000	Series B, GO, 5.750%, 08/01/17	1,065

		1,415

	Transportation — 0.4%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,039

	Utility — 0.4%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	5,915

	Water & Sewer — 0.8%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,749
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,856
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	149

		13,754

	Total Georgia	28,123

	Hawaii — 0.2%
	Water & Sewer — 0.2%
2,945	City & County of Honolulu, Wastewater System, Senior First Bond Resolution, Series A, Rev., 5.000%, 07/01/32	3,599

	Idaho — 0.6%
	Prerefunded — 0.6%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18 (p)	9,072

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Illinois — 1.1%
	General Obligation — 0.3%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	177
3,205	Kane, Cook & DuPage Counties, School District No. 46, Elgin, Series A, GO, 5.000%, 01/01/33	3,672
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	705

		4,554

	Prerefunded — 0.0% (g)
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	625

	Special Tax — 0.2%
	City of Chicago, Motor Fuel Tax,
150	Rev., 5.000%, 01/01/20	160
200	Rev., 5.000%, 01/01/21	215
150	Rev., 5.000%, 01/01/22	163
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,046

		3,584

	Transportation — 0.3%
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,651
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	987

		4,638

	Water & Sewer — 0.3%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC-CR, 5.250%, 01/01/30	1,192
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,133
400	Rev., 5.000%, 11/01/22	459
1,000	Rev., 5.000%, 11/01/29	1,132

		3,916

	Total Illinois	17,317

	Indiana — 1.6%
	Education — 0.3%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
1,030	South Bend Community School Corp., First Mortgage, Rev., AGM, 5.000%, 07/05/17	1,081

		5,281

	Other Revenue — 0.9%
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.000%, 02/01/26	1,345
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,769
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,009

		15,123

	Utility — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,927

	Water & Sewer — 0.1%
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	388
375	Series B, Rev., 5.000%, 01/01/23	444

		832

	Total Indiana	26,163

	Iowa — 0.4%
	Other Revenue — 0.4%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.000%, 08/01/26	6,470

	Kentucky — 1.4%
	Education — 0.5%
1,190	Meade Country School District Finance Corp., School Building Rev., 5.000%, 09/01/26	1,502
6,000	Oldham County, School District Finance Corp., School Building, Rev., 5.000%, 06/01/26	7,498

		9,000

	Other Revenue — 0.4%
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	6,100

	Prerefunded — 0.5%
7,145	Kentucky State Property & Buildings Commission, Project No. 89, Rev., AGM, 5.000%, 11/01/18 (p)	7,891

		7,891

	Total Kentucky	22,991

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Louisiana — 0.8%
	Prerefunded — 0.5%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,191
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/20 (p)	3,123

		7,314

	Other Revenue — 0.2%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.000%, 10/01/32	3,547

	Utility — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,444

	Total Louisiana	12,305

	Maryland — 0.4%
	General Obligation — 0.4%
4,785	Harford County, Series B, GO, 5.000%, 07/01/23	5,994

	Massachusetts — 4.1%
	General Obligation — 2.7%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.250%, 08/01/19	10,272
200	Series C, GO, AGM, 5.500%, 12/01/22	254
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.000%, 07/01/31	5,508
2,500	Series C, GO, 5.000%, 07/01/23	3,053
6,875	Series F, GO, 5.000%, 11/01/26	8,420
13,300	Series F, GO, 5.000%, 11/01/27	16,250

		43,757

	Other Revenue — 0.6%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,967

	Transportation — 0.8%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	13,099

	Total Massachusetts	65,823

	Michigan — 1.2%
	Education — 0.3%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,634

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.1%
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,331

	Other Revenue — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,468

	Water & Sewer — 0.7%
10,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.500%, 01/01/22	11,419

	Total Michigan	19,852

	Minnesota — 1.4%
	General Obligation — 0.7%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	920
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,674

		10,594

	Other Revenue — 0.7%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,675

	Total Minnesota	22,269

	Mississippi — 1.0%
	Prerefunded — 1.0%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,714

	Missouri — 2.8%
	Other Revenue — 1.0%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
7,640	Series A, Rev., 5.000%, 09/01/20	8,745
6,620	Series A, Rev., 5.000%, 09/01/21	7,740

		16,485

	Prerefunded — 0.0% (g)
	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water,
20	Series A, Rev., 5.000%, 01/01/20 (p)	23
15	Series B, Rev., 5.000%, 01/01/19 (p)	17

		40

	Transportation — 0.7%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,568

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,237

		11,805

	Water & Sewer — 1.1%
	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water,
15,000	Series A, Rev., 5.000%, 01/01/21	17,205
365	Series B, Rev., 5.000%, 07/01/25	429

		17,634

	Total Missouri	45,964

	Nebraska — 0.4%
	Prerefunded — 0.0% (g)
155	Nebraska Public Power District, Series B, Rev., AGM, 5.000%, 07/01/17 (p)	163

	Utility — 0.4%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	257
445	Series B, Rev., AGM, 5.000%, 01/01/18	468
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,439

		6,164

	Total Nebraska	6,327

	New Hampshire — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,181
1,035	Series E, Rev., 5.000%, 01/15/24	1,189
1,195	Series E, Rev., 5.000%, 01/15/26	1,366
1,250	Series E, Rev., 5.000%, 01/15/27	1,423

	Total New Hampshire	5,159

	New Jersey — 2.8%
	Education — 1.7%
	New Jersey Economic Development Authority, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,669
5,000	Series NN, Rev., 5.000%, 03/01/29	5,387
10,000	Series PP, Rev., 5.000%, 06/15/29	10,870
3,500	Series XX, Rev., 5.000%, 06/15/19	3,788
5,145	Series XX, Rev., 5.000%, 06/15/21	5,686

		27,400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	996
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,273
1,200	GO, 5.000%, 07/15/23	1,386

		3,655

	Transportation — 0.8%
1,750	New Jersey State Turnpike Authority, Series E, Rev., 3.375%, 01/01/31	1,820
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	5,323
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,654

		12,797

	Water & Sewer — 0.1%
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,849

	Total New Jersey	45,701

	New Mexico — 0.9%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien Public Project,
1,625	Series B, Rev., 5.000%, 06/01/22	1,759
1,690	Series B, Rev., 5.000%, 06/01/23	1,829
1,820	Series B, Rev., 5.000%, 06/01/25	1,966
1,965	Series B, Rev., 5.000%, 06/01/27	2,117
4,200	Series C, Rev., 5.000%, 06/01/22	5,020

		12,691

	Transportation — 0.1%
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,621

	Total New Mexico	14,312

	New York — 25.1%
	General Obligation — 1.1%
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,673
	City of New York, Fiscal Year 2013,
6,085	Series D, GO, 5.000%, 08/01/28	7,311
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,854

		17,838

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	528

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
9,475	New York Liberty Development Corp., World Trade Centrer Projects, Rev., 5.000%, 09/15/30	11,369

	Other Revenue — 11.2%
	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007,
400	Series S-1, Rev., NATL-RE, 5.000%, 07/15/16	404
6,750	Series S-2, Rev., NATL-RE, 5.000%, 01/15/22	6,957
3,500	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015, Series S-1, Rev., 5.000%, 07/15/40	4,109
3,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,302
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,648
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.000%, 02/01/31	11,942
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	8,954
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,599
	New York State Dormitory Authority, State Sales Tax,
13,700	Series A, Rev., 5.000%, 03/15/21	16,276
3,000	Series A, Rev., 5.000%, 03/15/28	3,704
5,000	Series A, Rev., 5.000%, 03/15/29	6,134
14,500	Series A, Rev., 5.000%, 03/15/31	17,609
7,985	Series A, Rev., 5.000%, 03/15/32	9,658
1,000	Series A, Rev., 5.000%, 03/15/33	1,205
4,225	Series A, Rev., 5.000%, 03/15/34	5,073
10,000	Series A, Rev., 5.000%, 03/15/44	11,730
10,225	New York State Environmental Facilities Corp., State Clean Water & Drinking water, Series C, Rev., 5.000%, 06/15/21	10,742

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	16,416
5,000	Series D, Rev., 5.500%, 01/01/19	5,613
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
4,500	Series A, Rev., 5.000%, 10/15/25	5,755
1,800	Series A, Rev., 5.000%, 10/15/28	2,260
7,500	Series A, Rev., 5.000%, 10/15/29	9,368
1,850	Series A, Rev., 5.000%, 10/15/31	2,292

		180,750

	Prerefunded — 0.9%
745	Metropolitan Transportation Authority, Series C, Rev., 6.500%, 11/15/18 (p)	853
20	New York State Dormitory Authority, State Personal Income Tax, Education, Series C, Rev., 5.000%, 12/15/16 (p)	20
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/18 (p)	4,802
1,000	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.000%, 12/15/17 (p)	1,071
7,425	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 10/01/17 (p)	7,886

		14,632

	Special Tax — 3.4%
	New York State Dormitory Authority, State Personal Income Tax,
7,250	Series C, Rev., 5.000%, 03/15/31	8,775
12,500	Series C, Rev., 5.000%, 03/15/33	14,978
	New York State Dormitory Authority, State Personal Income Tax, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	10,801
4,000	Series A, Rev., 5.000%, 03/15/23	4,457
3,500	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.000%, 03/15/41	4,005
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/26	11,544

		54,560

	Transportation — 3.6%
	Metropolitan Transportation Authority,
1,500	Series A, Rev., 5.000%, 11/15/41	1,746

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
255	Series C, Rev., 6.500%, 11/15/28	292
5,000	Subseries C-1, Rev., 5.250%, 11/15/28	6,360
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.000%, 05/01/34	3,385
2,000	Rev., 5.000%, 05/01/35	2,277
6,500	Rev., 5.000%, 10/15/41	7,783
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	30,148
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,470
1,250	Series B, Rev., 5.000%, 11/15/31	1,507

		58,968

	Utility — 2.5%
	Utility Debt Securitization Authority,
9,675	Rev., 5.000%, 12/15/35	11,901
5,250	Rev., 5.000%, 12/15/36	6,427
5,000	Rev., 5.000%, 12/15/37	6,097
4,000	Series TE, Rev., 5.000%, 12/15/28	4,944
5,000	Series TE, Rev., 5.000%, 12/15/29	6,152
4,250	Series TE, Rev., 5.000%, 12/15/41	5,062

		40,583

	Water & Sewer — 1.7%
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	399
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/29	2,716
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	18,992
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
3,000	Series FF, Rev., 5.000%, 06/15/31	3,677
2,000	Series FF, Rev., 5.000%, 06/15/32	2,441

		28,225

	Total New York	407,453

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 0.8%
	Other Revenue — 0.7%
	Wake County, Hammond Road Detention Center, Limited Obligation,
3,905	Rev., 5.000%, 06/01/20	4,415
5,950	Rev., 5.000%, 06/01/21	6,720

		11,135

	Water & Sewer — 0.1%
	City of High Point, Combined Enterprise System,
1,000	Rev., AGM, 5.000%, 11/01/25	1,103
1,170	Rev., AGM, 5.000%, 11/01/26	1,289

		2,392

	Total North Carolina	13,527

	Ohio — 1.1%
	General Obligation — 0.7%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,815
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,350

		12,165

	Other Revenue — 0.2%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	608
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.000%, 10/01/22	2,553

		3,161

	Prerefunded — 0.0% (g)
670	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17 (p)	713

	Water & Sewer — 0.2%
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.000%, 11/15/25	699
1,500	Rev., 5.000%, 11/15/27	1,866

		2,565

	Total Ohio	18,604

	Oklahoma — 0.5%
	Transportation — 0.4%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,545
2,000	Series A, Rev., 5.000%, 01/01/24	2,351

		5,896

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.1%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.000%, 07/01/27	1,709

	Total Oklahoma	7,605

	Oregon — 1.7%
	Certificate of Participation/Lease — 0.2%
3,425	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/20	3,841

	General Obligation — 0.0% (g)
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	127

	Other Revenue — 0.8%
	Oregon State Department of Administrative Services, Lottery,
1,500	Series A, Rev., 5.000%, 04/01/27	1,827
8,975	Series C, Rev., 5.000%, 04/01/25	11,211

		13,038

	Prerefunded — 0.5%
6,965	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/19 (p)	7,811

	Water & Sewer — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,387

	Total Oregon	27,204

	Pennsylvania — 0.8%
	Education — 0.2%
	Pennsylvania State University,
1,225	Series A, Rev., 5.000%, 03/01/22	1,357
2,000	Series A, Rev., 5.000%, 03/01/23	2,209

		3,566

	General Obligation — 0.4%
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,006
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/20	2,012

		7,018

	Hospital — 0.2%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 1.206%, 12/01/24	2,925

	Total Pennsylvania	13,509

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Rhode Island — 0.1%
	Education — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.000%, 09/01/25	777

	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,250

	Total Rhode Island	2,027

	South Carolina — 0.7%
	Prerefunded — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19 (p)	2,467

	Utility — 0.6%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,803
7,000	Piedmont Municipal Power Agency, Series A-3, Rev., AGC, 5.000%, 01/01/18	7,479

		9,282

	Total South Carolina	11,749

	Tennessee — 0.1%
	General Obligation — 0.1%
1,030	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/24	1,249

	Texas — 9.0%
	Education — 0.9%
	Southwest Higher Education Authority, Inc., Southern Methodist University Project,
2,000	Rev., 5.000%, 10/01/20	2,282
3,000	Rev., 5.000%, 10/01/21	3,413
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,399
2,500	Series A, Rev., 5.000%, 04/15/22	2,795
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	549
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,451
1,215	Series C, Rev., 5.000%, 03/01/22	1,308

		14,197

	General Obligation — 4.4%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,115
945	Series C, GO, 5.000%, 02/15/22	1,057
325	Series C, GO, 5.000%, 02/15/23	364

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,807
4,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/30	4,844
3,150	City of Lubbock, GO, 5.000%, 02/15/25	3,904
680	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/23	827
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	836
3,500	GO, 5.000%, 08/01/24	4,155
4,735	GO, 5.000%, 08/01/26	5,607
2,735	GO, 5.000%, 08/01/27	3,230
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.000%, 02/15/29	4,861
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	919
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,654
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,598
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,510
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,188
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,036
1,000	Hays County, GO, 5.000%, 02/15/23	1,141
	Hays County, Pass-Through Toll,
1,500	GO, 5.000%, 02/15/23	1,712
1,785	GO, 5.000%, 02/15/24	2,031
2,410	GO, 5.000%, 02/15/25	2,728
	San Jacinto Community College District,
390	GO, AMBAC, 5.000%, 02/15/20	403
5,000	GO, 5.000%, 02/15/34	5,541
2,600	GO, 5.000%, 02/15/40	2,976
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,740
4,340	Series A, GO, 5.000%, 08/01/21	4,754
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	1,967

		71,505

	Prerefunded — 0.9%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	8,237

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
3,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.250%, 12/01/18 (p)	3,340
2,000	Deer Park Independent School District, Limited Tax, GO, AGM, 5.250%, 02/15/17 (p)	2,074

		13,651

	Transportation — 1.4%
3,000	City of Houston, Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,528
7,660	Dallas Area Rapid Transit, Senior Lien, Series A, Rev., 5.000%, 12/01/21	8,614
2,000	Dallas-Fort Worth International Airport, Series A, Rev., 5.000%, 11/01/21	2,047
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,887

		23,076

	Utility — 0.2%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.000%, 02/01/26	3,872

	Water & Sewer — 1.2%
1,250	City of San Antonio, Water System Junior Lien, Rev., 5.000%, 05/15/24	1,553
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	108
3,315	Rev., 5.000%, 12/15/23	3,858
	North Texas Municipal Water District,
2,695	Rev., 5.000%, 06/01/21	2,921
2,955	Rev., 5.000%, 06/01/23	3,203
3,405	Rev., 5.000%, 06/01/26	3,689
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.000%, 07/15/20	4,333

		19,665

	Total Texas	145,966

	Utah — 0.7%
	Prerefunded — 0.2%
3,200	Utah State University of Agriculture & Applied Science, Rev., 5.000%, 06/01/19 (p)	3,605

		3,605

	Water & Sewer — 0.5%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,349

	Total Utah	11,954

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Vermont — 0.4%
	Education — 0.4%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,480
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,492

	Total Vermont	6,972

	Virginia — 2.7%
	Education — 0.7%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Rev., 5.000%, 09/01/19	11,410

	General Obligation — 1.9%
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	237
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	19,881
9,000	Fairfax County, Public Improvement, Series A, GO, 4.000%, 10/01/28	10,644

		30,762

	Other Revenue — 0.1%
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	27
490	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.000%, 11/01/23	562

		589

	Prerefunded — 0.0% (g)
475	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Series A, Rev., 5.000%, 11/01/19 (p)	542

	Total Virginia	43,303

	Washington — 2.6%
	General Obligation — 2.1%
1,100	Snohomish County, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,322

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,224
2,000	Series D, GO, 5.000%, 02/01/24	2,470
12,400	Series R-2010A, GO, 5.000%, 01/01/22	13,771
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,408

		34,195

	Transportation — 0.4%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.000%, 03/01/33	4,449
1,000	Series B, Rev., 5.000%, 03/01/34	1,181

		5,630

	Water & Sewer — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.000%, 09/01/26	1,584

	Total Washington	41,409

	Total Municipal Bonds (Cost $1,469,175)	1,590,661

SHARES
Short-Term Investment — 9.2%
	Investment Company — 9.2%
148,315	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.160% (b) (l) † (Cost $148,315)	148,315

	Total Investments — 107.2% (Cost $1,617,490)	1,738,976
	Liabilities in Excess of Other Assets — (7.2)%	(116,384)

	NET ASSETS — 100.0%	$1,622,592

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	$5,000	$(733)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(435)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(2,956)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(4,406)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(3,448)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/24	18,000	(1,685)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/44	5,000	(1,286)
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	25,000	(1,497)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	(1,153)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	(557)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/19	13,000	(695)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(2,072)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/44	4,000	(1,017)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/44	4,000	(1,021)
Citibank, N.A.	2.275% at termination	CPI-U at termination	07/02/18	50,000	(3,106)
Citibank, N.A.	2.220% at termination	CPI-U at termination	07/06/18	50,000	(2,843)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/19	9,000	(481)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	(2,330)
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(4,577)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(4,514)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	(4,026)
Citibank, N.A.	2.480% at termination	CPI-U at termination	07/01/22	50,000	(5,693)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/24	10,000	(960)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/24	22,000	(2,224)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/24	15,000	(1,491)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/24	14,000	(459)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(2,932)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	(3,535)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(3,447)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/19	55,000	(2,777)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	(9,034)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/24	40,000	(3,877)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/24	54,000	(1,169)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/44	5,000	(1,296)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/44	13,000	(2,338)
Deutsche Bank AG, New York	2.000% at termination	CPI-U at termination	10/13/45	5,000	32
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/19	20,000	(1,093)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/19	12,000	(638)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/19	19,000	(1,020)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	20,000	(1,001)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/19	20,000	(1,172)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	30,000	(3,071)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/24	34,000	(3,373)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/44	3,000	(738)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(2,320)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(6,895)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/24	7,000	(679)
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/29	49,000	(21,917)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/44	9,000	(2,417)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(2,701)

					$(135,073)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2016.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2016.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $139,640,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,235,844	$1,590,661
Investments in affiliates, at value	3,842	8,675
Investments in affiliates — restricted, at value	—	139,640

Total investment securities, at value	1,239,686	1,738,976
Cash	6	121
Receivables:
Investment securities sold	9,320	—
Fund shares sold	2,155	2,314
Interest and dividends from non-affiliates	1,021	18,936
Dividends from affiliates	1	3
Outstanding swap contracts, at value	—	32

Total Assets	1,252,189	1,760,382

LIABILITIES:
Payables:
Investment securities purchased	3,232	—
Fund shares redeemed	1,133	1,900
Outstanding swap contracts, at value	—	135,105
Accrued liabilities:
Investment advisory fees	361	411
Administration fees	84	73
Distribution fees	6	33
Shareholder servicing fees	114	126
Custodian and accounting fees	9	9
Collateral management fees	—	16
Trustees’ and Chief Compliance Officer’s fees	2	3
Other	56	114

Total Liabilities	4,997	137,790

Net Assets	$1,247,192	$1,622,592

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$773,444	$1,686,110
Accumulated undistributed (distributions in excess of) net investment income	928	16
Accumulated net realized gains (losses)	3,004	(49,947)
Net unrealized appreciation (depreciation)	469,816	(13,587)

Total Net Assets	$1,247,192	$1,622,592

Net Assets:
Class A	$15,138	$49,383
Class C	5,255	36,816
Class R6	—	189,137
Institutional Class	1,133,017	1,229,004
Select Class	93,782	118,252

Total	$1,247,192	$1,622,592

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	548	5,120
Class C	192	3,827
Class R6	—	19,570
Institutional Class	40,849	127,238
Select Class	3,384	12,246

Net Asset Value (a):
Class A — Redemption price per share	$27.62	$9.64
Class C — Offering price per share (b)	27.43	9.62
Class R6 — Offering and redemption price per share	—	9.66
Institutional Class — Offering and redemption price per share	27.74	9.66
Select Class — Offering and redemption price per share	27.71	9.66
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.15	$10.02

Cost of investments in non-affiliates	$766,028	$1,469,175
Cost of investments in affiliates	3,842	8,675
Cost of investments in affiliates — restricted	—	139,640

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$26,786
Interest income from affiliates	—	16
Dividend income from non-affiliates	10,860	—
Dividend income from affiliates	9	5

Total investment income	10,869	26,807

EXPENSES:
Investment advisory fees	2,197	2,842
Administration fees	513	667
Distribution fees:
Class A	17	64
Class C	18	146
Shareholder servicing fees:
Class A	17	64
Class C	6	49
Institutional Class	576	610
Select Class	107	160
Custodian and accounting fees	22	47
Professional fees	29	50
Collateral management fees	—	23
Trustees’ and Chief Compliance Officer’s fees	6	9
Printing and mailing costs	28	14
Registration and filing fees	19	49
Transfer agent fees (See Note 2.E.)	11	10
Sub-transfer agent fees (See Note 2.E.)	19	63
Other	9	8

Total expenses	3,594	4,875

Less fees waived	(28)	(575)

Net expenses	3,566	4,300

Net investment income (loss)	7,303	22,507

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,154	9,988
Swaps	—	(12,507)

Net realized gain (loss)	10,154	(2,519)

Distributions of capital gains received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(44,068)	16,482
Swaps	—	11,880

Change in net unrealized appreciation/depreciation	(44,068)	28,362

Net realized/unrealized gains (losses)	(33,914)	25,844

Change in net assets resulting from operations	$(26,611)	$48,351

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,303	$15,731	$22,507	$56,097
Net realized gain (loss)	10,154	56,837	(2,519)	4,047
Distributions of capital gains received from investment company affiliates	—	—	1	1
Change in net unrealized appreciation/depreciation	(44,068)	10,846	28,362	(114,372)

Change in net assets resulting from operations	(26,611)	83,414	48,351	(54,227)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(60)	(84)	(665)	(1,839)
From net realized gains	(526)	(303)	—	—
Class C
From net investment income	(13)	(9)	(374)	(990)
From net realized gains	(198)	(80)	—	—
Class R6
From net investment income	—	—	(2,717)	(6,644)
Institutional Class
From net investment income	(6,961)	(14,056)	(17,369)	(43,614)
From net realized gains	(51,885)	(35,725)	—	—
Select Class
From net investment income	(475)	(803)	(1,709)	(4,759)
From net realized gains	(3,533)	(2,330)	—	—

Total distributions to shareholders	(63,651)	(53,390)	(22,834)	(57,846)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(29,613)	(53,542)	(133,229)	(426,662)

NET ASSETS:
Change in net assets	(119,875)	(23,518)	(107,712)	(538,735)
Beginning of period	1,367,067	1,390,585	1,730,304	2,269,039

End of period	$1,247,192	$1,367,067	$1,622,592	$1,730,304

Accumulated undistributed (distributions in excess of) net investment income	$928	$1,134	$16	$343

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,595	$4,098	$2,919	$13,317
Distributions reinvested	464	294	595	1,615
Cost of shares redeemed	(1,386)	(3,071)	(11,591)	(49,348)

Change in net assets resulting from Class A capital transactions	$3,673	$1,321	$(8,077)	$(34,416)

Class C
Proceeds from shares issued	$1,047	$2,763	$1,522	$2,320
Distributions reinvested	211	79	271	708
Cost of shares redeemed	(381)	(949)	(8,419)	(17,235)

Change in net assets resulting from Class C capital transactions	$877	$1,893	$(6,626)	$(14,207)

Class R6
Proceeds from shares issued	$—	$—	$1,194	$2,543
Distributions reinvested	—	—	1,523	3,138
Cost of shares redeemed	—	—	— (a)	(63,715)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,717	$(58,034)

Institutional Class
Proceeds from shares issued	$102,133	$192,338	$261,337	$405,663
Distributions reinvested	3,958	2,264	3,170	7,420
Cost of shares redeemed	(154,163)	(250,487)	(357,167)	(710,114)

Change in net assets resulting from Institutional Class capital transactions	$(48,072)	$(55,885)	$(92,660)	$(297,031)

Select Class
Proceeds from shares issued	$19,170	$13,376	$21,095	$67,605
Distributions reinvested	1,281	971	666	1,682
Cost of shares redeemed	(6,542)	(15,218)	(50,344)	(92,261)

Change in net assets resulting from Select Class capital transactions	$13,909	$(871)	$(28,583)	$(22,974)

Total change in net assets resulting from capital transactions	$(29,613)	$(53,542)	$(133,229)	$(426,662)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	173	140	305	1,371
Reinvested	17	10	62	167
Redeemed	(53)	(107)	(1,215)	(5,075)

Change in Class A Shares	137	43	(848)	(3,537)

Class C
Issued	39	96	160	238
Reinvested	8	3	28	74
Redeemed	(14)	(33)	(886)	(1,783)

Change in Class C Shares	33	66	(698)	(1,471)

Class R6
Issued	—	—	125	264
Reinvested	—	—	159	325
Redeemed	—	—	— (a)	(6,623)

Change in Class R6 Shares	—	—	284	(6,034)

Institutional Class
Issued	3,804	6,574	27,360	41,759
Reinvested	142	80	332	770
Redeemed	(5,713)	(8,493)	(37,427)	(73,359)

Change in Institutional Class Shares	(1,767)	(1,839)	(9,735)	(30,830)

Select Class
Issued	731	456	2,214	6,911
Reinvested	46	34	70	174
Redeemed	(245)	(515)	(5,290)	(9,552)

Change in Select Class Shares	532	(25)	(3,006)	(2,467)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$29.60	$0.10	(f)	$(0.73)	$(0.63)	$(0.12)		$(1.23)	$(1.35)
Year Ended October 31, 2015	29.01	0.20	(f)	1.41	1.61	(0.21)		(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19	(f)	4.15	4.34	(0.20)		—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)		—	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)		—	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)		—	(0.08)

Class C
Six Months Ended April 30, 2016 (Unaudited)	29.43	0.03	(f)	(0.73)	(0.70)	(0.07)		(1.23)	(1.30)
Year Ended October 31, 2015	28.88	0.05	(f)	1.40	1.45	(0.09)		(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06	(f)	4.12	4.18	(0.08)		—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)		—	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)		—	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)		—	(0.03)

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	29.70	0.16	(f)	(0.72)	(0.56)	(0.17)		(1.23)	(1.40)
Year Ended October 31, 2015	29.10	0.34	(f)	1.39	1.73	(0.32)		(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30	(f)	4.18	4.48	(0.30)		—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)		—	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)		—	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)		—	(0.22)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	29.68	0.14	(f)	(0.73)	(0.59)	(0.15)		(1.23)	(1.38)
Year Ended October 31, 2015	29.08	0.29	(f)	1.40	1.69	(0.28)		(0.81)	(1.09)
Year Ended October 31, 2014	24.88	0.29	(f)(j)	4.13	4.42	(0.22	)(j)	—	(0.22)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)		—	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)		—	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)		—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Net investment income (loss) per share and distributions from investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$27.62	(2.12)%	$15,138	1.00%		0.70%		1.01%		26%
29.60	5.71	12,164	0.99		0.70		0.99		59
29.01	17.50	10,667	0.96		0.71		0.96		59
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(i)	0.89	(i)	0.97	(i)	60

27.43	(2.38)	5,255	1.51		0.21		1.51		26
29.43	5.18	4,680	1.50		0.16		1.50		59
28.88	16.92	2,700	1.46		0.21		1.46		59
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(i)	0.39	(i)	1.47	(i)	60

27.74	(1.89)	1,133,017	0.55		1.19		0.55		26
29.70	6.16	1,265,581	0.55		1.16		0.55		59
29.10	18.04	1,293,555	0.55		1.10		0.56		59
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60

27.71	(1.98)	93,782	0.71		1.01		0.71		26
29.68	6.00	84,642	0.71		0.99		0.71		59
29.08	17.82	83,663	0.71		1.10		0.71		59
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(i)	1.14	(i)	0.72	(i)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$9.49	$0.12	(f)	$0.15	$0.27	$(0.12)
Year Ended October 31, 2015	10.01	0.25	(f)	(0.51)	(0.26)	(0.26)
Year Ended October 31, 2014	10.06	0.26	(f)	(0.04)	0.22	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)

Class C
Six Months Ended April 30, 2016 (Unaudited)	9.47	0.09	(f)	0.15	0.24	(0.09)
Year Ended October 31, 2015	9.98	0.19	(f)	(0.50)	(0.31)	(0.20)
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	9.51	0.14	(f)	0.15	0.29	(0.14)
Year Ended October 31, 2015	10.03	0.28	(f)	(0.50)	(0.22)	(0.30)
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)
August 16, 2013 (g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	9.51	0.13	(f)	0.16	0.29	(0.14)
Year Ended October 31, 2015	10.03	0.27	(f)	(0.50)	(0.23)	(0.29)
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	9.50	0.13	(f)	0.16	0.29	(0.13)
Year Ended October 31, 2015	10.02	0.26	(f)	(0.51)	(0.25)	(0.27)
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.64	2.91%	$49,383	0.75%	2.56%	0.98%	4%
9.49	(2.59)	56,660	0.75	2.58	0.97	18
10.01	2.15	95,153	0.75	2.58	0.97	11
10.06	(2.22)	153,819	0.75	2.31	0.97	16
10.51	5.55	222,694	0.75	2.34	0.97	8
10.19	3.80	183,105	0.75	2.53	0.97	14

9.62	2.57	36,816	1.40	1.90	1.50	4
9.47	(3.16)	42,843	1.40	1.93	1.49	18
9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14

9.66	3.07	189,137	0.40	2.90	0.46	4
9.51	(2.24)	183,464	0.40	2.93	0.45	18
10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

9.66	3.03	1,229,004	0.50	2.80	0.56	4
9.51	(2.33)	1,302,381	0.50	2.83	0.56	18
10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14

9.66	3.05	118,252	0.65	2.65	0.74	4
9.50	(2.49)	144,956	0.65	2.68	0.73	18
10.02	2.25	177,575	0.65	2.67	0.72	11
10.06	(2.11)	1,544,101	0.65	2.42	0.72	16
10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,239,686	$—	$—	$1,239,686

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$148,315	$1,590,661	$—	$1,738,976

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$32	$—	$32

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(135,105)	$—	$(135,105)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2016.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted, except for amounts posted to Goldman Sachs International, which are included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2016 are as follows (amounts in thousands):

Counterparty		Value of swap contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(14,949)	$15,420
BNP Paribas		(8,012)	8,310
Citibank, N.A.		(32,704)	33,620
Credit Suisse International		(6,467)	6,520
Deutsche Bank AG, New York		(23,906)	25,000
Goldman Sachs International		(2,751)	2,720
Morgan Stanley Capital Services		(9,355)	9,970
Royal Bank of Scotland		(34,228)	35,010
Union Bank of Switzerland AG		(2,701)	3,070

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2016 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,546,857
Ending Notional Balance — Pays Fixed Rate	1,429,000

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2016 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received (b)	Net Amount Due From Counterparty (not less than zero)
Deutsche Bank AG, New York	$32	$(32)	$—	$—

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$14,949	$—	$(14,949)	$—
BNP Paribas	8,012	—	(8,012)	—
Citibank, N.A.	32,704	—	(32,704)	—
Credit Suisse International	6,467	—	(6,467)	—
Deutsche Bank AG, New York	23,938	(32)	(23,906)	—
Goldman Sachs International	2,751	—	(2,720)	31	*
Morgan Stanley Capital Services	9,355	—	(9,355)	—
Royal Bank of Scotland	34,228	—	(34,228)	—
Union Bank of Switzerland AG	2,701	—	(2,701)	—

	$135,105	$(32)	$(135,042)	$31	*

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.
*	Subsequent to April 30, 2016, additional collateral posted by the Fund.

The Fund’s derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent and sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Institutional Class	Class R6		Select Class	Total
Tax Aware Equity Fund
Transfer agent fees	$1	$—	(a)	$8	n/a		$2	$11
Sub-transfer agent fees	2	1		12	n/a		4	19
Tax Aware Real Return Fund
Transfer agent fees	1	1		6	—	(a)	2	10
Sub-transfer agent fees	6	8		26	—		23	63

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge
Tax Aware Equity Fund	$3
Tax Aware Real Return Fund	2

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

described below, dividend expenses related to short sales, interest expenses related to short sales (effective March 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$21	$21
Tax Aware Real Return Fund	280	187	104	571

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 were as follows (amounts in thousands):

Tax Aware Equity Fund	$7
Tax Aware Real Return Fund	4

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$326,016	$413,123
Tax Aware Real Return Fund	64,691	188,269

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$769,870	$474,492	$4,676	$469,816
Tax Aware Real Return Fund	1,617,490	121,909	423	121,486

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$18,243	$—

At October 31, 2015, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Real Return Fund	$26,211	$2,850	$124	$29,185

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of April 30, 2016, or at any time during the six months ended April 30, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2016, the Funds had affiliated omnibus accounts which collectively represent the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	87.8%
Tax Aware Real Return Fund	1	69.6%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2016	J.P. MORGAN TAX AWARE FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$978.80	$4.92	1.00%
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class C
Actual	1,000.00	976.20	7.42	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Institutional Class
Actual	1,000.00	981.10	2.71	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Select Class
Actual	1,000.00	980.20	3.50	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,029.10	3.78	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,025.70	7.05	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R6
Actual	1,000.00	1,030.70	2.02	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Institutional Class
Actual	1,000.00	1,030.30	2.52	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,030.50	3.28	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-TA-416

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2016 (Unaudited)

JPMorgan China Region Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory – an experiment that the Bank of Japan embarked upon at the end of January – and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

Financial market volatility rose sharply in the first two months of 2016 amid investor concerns about economic stability in China, falling global oil prices and uncertainty about the direction of central bank interest rate policy in the U.S. However, the U.S. Federal Reserve responded to global conditions by adopting a more accommodative policy stance and central banks in China, Japan and the European Union took further steps to stabilize markets and extend economic expansion. By the end of March, global prices for both equities and crude oil had rebounded from mid-February lows.

Emerging markets debt and equity prices came under pressure in late 2015 and early 2016 from weakness in commodities prices and slowing demand in China. However, as financial markets elsewhere stabilized somewhat, emerging market equities experienced a significant but brief rally in April. The MSCI World Index (net of foreign withholding taxes) returned -1.05% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -0.13% for the six month reporting period.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(7.79)%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	(6.01)%

Net Assets as of 4/30/2016 (In Thousands)	$23,332

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016. The Fund’s security selection in the industrials and financials sectors was a leading detractor from performance relative to the Benchmark for the six month period. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

The Fund’s security selection in Taiwan and its overweight allocation to China detracted from relative performance, while the Fund’s security selection in Hong Kong helped relative performance.

Leading individual detractors from relative performance included its overweight positions in China Taiping Insurance Holdings Co., China Everbright International Ltd. and Catcher Technology Co. Shares of Taiping Insurance, a China-based insurer, fell amid increased government regulation of the insurance market in China. Shares of China Everbright, a China-based industrial conglomerate, fell amid investor concerns about earnings growth. Shares of Catcher Technology, a Taiwan maker of smartphone cases, fell on slowing sales of Apple Inc.’s iPhones.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Regina Miracle International Ltd. and Tencent Holdings Ltd. and its underweight position in China Life Insurance Co. Shares of Regina Miracle, a Hong Kong-based textiles manufacturer, rose on strong sales growth. Shares of Tencent Holding, a China-based Internet social media and entertainment company, rose on expectations for further strong earnings growth. Shares of China Life Insurance fell amid heightened equity market volatility during the six month period.

HOW WAS THE FUND POSITIONED?

The Fund targets quality and growth in securities and its portfolio managers seek to invest in high-conviction investment ideas that they believe have attractive prospects. The portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. During the period, the portfolio managers sought to invest in opportunities in the consumer, health care and environmental sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	9.9%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	8.5
3.	AIA Group Ltd. (Hong Kong)	6.0
4.	China Construction Bank Corp., Class H (China)	4.9
5.	CNOOC Ltd. (China)	3.4
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.2
7.	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	2.7
8.	China Merchants Bank Co., Ltd., Class H (China)	2.7
9.	Cheung Kong Property Holdings Ltd. (Hong Kong)	2.6
10.	AAC Technologies Holdings, Inc. (China)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
China	54.9%
Hong Kong	26.3
Taiwan	18.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
With Sales Charge**		(12.76)%	(27.97)%	(2.27)%	2.80%
Without Sales Charge		(7.94)	(23.99)	(1.22)	3.41
CLASS C SHARES	February 28, 2007
With CDSC***		(9.18)	(25.36)	(1.72)	2.89
Without CDSC		(8.18)	(24.36)	(1.72)	2.89
SELECT CLASS SHARES	February 28, 2007	(7.79)	(23.74)	(0.97)	3.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(6.50)%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	(4.48)%

Net Assets as of 4/30/2016 (In Thousands)	$970,815

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

The Fund’s underweight position in the consumer staples sector and its security selection in the industrials sector were leading detractors from performance relative to the Benchmark for the six month period. The Fund’s security selection in the health care sector and its underweight position in the telecommunication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Osram Licht AG and Next PLC and its underweight position in Nestle SA. Shares of Osram Licht, a German maker of lighting, fell as the company struggled to transition from traditional incandescent lighting to light-emitting diode technology. Shares of Next PLC, a U.K. apparel retail chain, fell on weakness in consumer spending. Shares of Nestle, a consumer products company, rose after the company proposed increasing its dividend and forecast growth in earnings.

Leading individual contributors to relative performance include the Fund’s overweight positions in Vestas Wind Systems A/S and Gamesa Corporacion Tecnologica SA, and its underweight position in Novartis AG. Shares of Vestas, a Danish provider of wind energy systems, rose on increased orders and the company’s first dividend in 12 years. Shares of Gamesa, a Spanish provider of wind energy systems, rose on news of a merger with Siemens AG. Shares of Novartis, a drug maker based in Switzerland that was not held in the Fund, fell after the company forecast weakness in income at its core business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	3.0%
2.	Roche Holding AG (Switzerland)	2.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
4.	Reckitt Benckiser Group plc (United Kingdom)	2.5
5.	Siemens AG (Germany)	2.4
6.	Novo Nordisk A/S, Class B (Denmark)	2.3
7.	British American Tobacco plc (United Kingdom)	2.1
8.	Unilever N.V., CVA (United Kingdom)	2.0
9.	Anheuser-Busch InBev S.A./N.V. (Belgium)	1.9
10.	HSBC Holdings plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.5%
France	17.4
Germany	15.3
Switzerland	12.2
Netherlands	6.0
Denmark	5.3
Italy	4.1
Spain	3.5
Belgium	2.5
Luxembourg	2.0
Norway	1.5
Others (each less than 1.0%)	1.4
Short-Term Investment	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		(11.40)%	(13.71)%	2.30%	1.81%
Without Sales Charge		(6.50)	(8.92)	3.41	2.36
CLASS C SHARES	November 1, 1998
With CDSC***		(7.73)	(10.40)	2.89	1.85
Without CDSC		(6.73)	(9.40)	2.89	1.85
INSTITUTIONAL CLASS SHARES	September 10, 2001	(6.29)	(8.47)	3.89	2.84
SELECT CLASS SHARES	September 10, 2001	(6.36)	(8.64)	3.69	2.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/06 to 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2006 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.77%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	15.78%

Net Assets as of 4/30/2016 (In Thousands)	$73,667

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s stock selection in the financials and utilities sectors detracted from performance relative to the Benchmark during the six month period, while the Fund’s security selection and underweight position in the consumer staples sector and its underweight position in the telecommunication services sector contributed to relative performance.

By region, the Fund’s security selection and underweight position in Brazil and its overweight position and security selection in Mexico detracted from relative performance, while the Fund’s underweight position in Chile and its overweight position in Panama contributed to relative performance. Panama was not represented in the Benchmark.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Banco Bradesco SA and Petroleo Brasileiro SA (Petrobras) and its overweight position in Infraestructura Energetica Nova SAB. Shares of both Banco Bradesco, a Brazilian bank, and Petrobras, Brazil’s state controlled oil company, rose on investor expectations for a change in Brazil’s government. Shares of Infraestructura Energetica, a Mexican energy infrastructure company not held in the Benchmark, fell following a credit rating downgrade from Moody’s Corp., which cited the company’s increased exposure to Mexican government-controlled entities in the natural gas sector.

Leading individual contributors to the Fund’s relative performance included its underweight positions in America Movil SAB and BRF SA and its overweight position in Raia Drogasil SA. Shares of America Movil, a Mexican telecommunications provider, fell on increasing competition and weak earnings results. Shares of BRF, a Brazilian food processing company that was not held by the Fund, fell as higher corn prices hurt earnings. Shares of Raia Drogasil, a Brazilian retail pharmacy chain, rose amid mergers and acquisitions activity in Brazil drug store sector.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a strategy in which portfolio construction was focused on the opportunities at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest average overweight positions versus the Benchmark were in the industrials and financials sectors and the Fund’s largest average underweight positions were in the telecom and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	6.2%
2.	AMBEV S.A., ADR (Brazil)	5.2
3.	Banco Bradesco S.A., ADR (Brazil)	4.6
4.	Credicorp Ltd. (Peru)	4.3
5.	Raia Drogasil S.A. (Brazil)	3.8
6.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	3.8
7.	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros (Brazil)	3.6
8.	Gentera S.A.B. de C.V. (Mexico)	2.9
9.	BB Seguridade Participacoes S.A. (Brazil)	2.8
10.	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Mexico)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	53.2%
Mexico	29.9
Peru	5.4
Chile	2.5
United States	2.4
Panama	1.9
Luxembourg	1.7
Colombia	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
With Sales Charge**		5.87%	(19.07)%	(10.91)%	(1.20)%
Without Sales Charge		11.77	(14.59)	(9.94)	(0.62)
CLASS C SHARES	February 28, 2007
With CDSC***		10.48	(16.08)	(10.39)	(1.11)
Without CDSC		11.48	(15.08)	(10.39)	(1.11)
CLASS R6 SHARES	November 2, 2015	12.04	(14.28)	(9.69)	(0.36)
SELECT CLASS SHARES	February 28, 2007	11.90	(14.39)	(9.71)	(0.37)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

Returns for Class R6 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual return of Class R6 Shares would have been different than those shown because Select Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.1%
	China — 49.4%
85	AAC Technologies Holdings, Inc.	586
5	Alibaba Group Holding Ltd., ADR (a)	350
229	BBMG Corp., Class H	167
171	CAR, Inc. (a)	194
769	CGN Power Co., Ltd., Class H(e)	245
687	China CITIC Bank Corp., Ltd., Class H (a)	431
121	China Conch Venture Holdings Ltd.	244
1,782	China Construction Bank Corp., Class H	1,132
362	China Harmony New Energy Auto Holding Ltd.	224
170	China Machinery Engineering Corp., Class H	115
288	China Merchants Bank Co., Ltd., Class H	630
87	China Shenhua Energy Co., Ltd., Class H	146
1,040	China Telecom Corp., Ltd., Class H	515
218	China Vanke Co., Ltd., Class H	545
106	Chongqing Changan Automobile Co., Ltd., Class B	184
642	CNOOC Ltd.	793
292	CSPC Pharmaceutical Group Ltd.	259
13	JD.com, Inc., ADR (a)	340
226	KWG Property Holding Ltd.	146
149	MGM China Holdings Ltd.	208
168	Phoenix Healthcare Group Co., Ltd.	254
142	PICC Property & Casualty Co., Ltd., Class H	258
157	Ping An Insurance Group Co. of China Ltd., Class H	737
112	Tencent Holdings Ltd.	2,279
12	Tuniu Corp., ADR (a)	131
12	Vipshop Holdings Ltd., ADR (a)	158
170	Wynn Macau Ltd.	242

		11,513

	Hong Kong — 26.1%
231	AIA Group Ltd.	1,382
156	Beijing Enterprises Water Group Ltd. (a)	93
87	Cheung Kong Property Holdings Ltd.	592
322	China Everbright International Ltd.	360
25	China Mobile Ltd.	281
114	China Resources Gas Group Ltd.	323
151	China Taiping Insurance Holdings Co., Ltd. (a)	308
23	CK Hutchison Holdings Ltd.	277
25	Hong Kong Exchanges and Clearing Ltd.	630
42	Hongkong Land Holdings Ltd.	263
53	IMAX China Holding, Inc. (a) (e)	296
262	Nexteer Automotive Group Ltd.	276
36	Orient Overseas International Ltd.	135
293	Regina Miracle International Holdings Ltd. (a) (e)	444

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
608	Sino Biopharmaceutical Ltd.	431

		6,091

	Taiwan — 18.6%
263	Advanced Semiconductor Engineering, Inc.	253
36	Catcher Technology Co., Ltd.	252
72	Delta Electronics, Inc.	335
705	E.Sun Financial Holding Co., Ltd.	390
6	Largan Precision Co., Ltd.	419
51	President Chain Store Corp.	361
10	Silicon Motion Technology Corp., ADR	377
83	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,957

		4,344

	Total Common Stocks (Cost $16,825)	21,948

Structured Instruments — 5.0%
	China — 5.0%
	Low Exercise Cash Settled Call Warrants — 5.0%
28	Beijing Originwater Technology Co., Ltd., expiring 07/01/16 (Strike Price $0.00) (issued through UBS AG) (a)	176
40	GoerTek, Inc., expiring 04/23/18 (Strike Price $0.00) (issued through Morgan Stanley) (a)	177
39	Hangzhou Hikvision Digital Technology Co., Ltd., expiring 09/07/18 (Strike Price $0.00) (issued through UBS AG) (a)	185
27	Jiangsu Hengrui Medicine Co., Ltd., expiring 07/01/16 (Strike Price $1.00) (issued through UBS AG) (a)	193
26	Spring Airlines Co., Ltd., expiring 06/16/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	185
25	Wangsu Science & Technology Co., Ltd., expiring 10/31/18 (Strike Price $0.00) (issued through UBS AG) (a)	250

	Total Structured Instruments (Cost $1,210)	1,166

	Total Investments — 99.1% (Cost $18,035)	23,114
	Other Assets in Excess of Liabilities — 0.9%	218

	NET ASSETS — 100.0%	$23,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.0%
Insurance	11.6
Internet Software & Services	11.4
Semiconductors & Semiconductor Equipment	11.2
Real Estate Management & Development	6.7
Electronic Equipment, Instruments & Components	5.8
Oil, Gas & Consumable Fuels	4.1
Pharmaceuticals	3.8
Capital Markets	3.4
Diversified Financial Services	2.7
Hotels, Restaurants & Leisure	2.5
Diversified Telecommunication Services	2.2
Internet & Catalog Retail	2.2
Textiles, Apparel & Luxury Goods	1.9
Food & Staples Retailing	1.6
Commercial Services & Supplies	1.6
Gas Utilities	1.4
Media	1.3
Wireless Telecommunication Services	1.2
Industrial Conglomerates	1.2
Auto Components	1.2
Health Care Providers & Services	1.1
Technology Hardware, Storage & Peripherals	1.1
Independent Power & Renewable Electricity Producers	1.1
Machinery	1.1
Specialty Retail	1.0
Others (each less than 1.0%)	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Belgium — 2.5%
151	Anheuser-Busch InBev S.A./N.V.	18,786
75	UCB S.A.	5,601

		24,387

	Denmark — 5.2%
294	ISS A/S	11,178
401	Novo Nordisk A/S, Class B	22,388
37	Pandora A/S	4,833
172	Vestas Wind Systems A/S	12,291

		50,690

	Finland — 0.8%
415	UPM-Kymmene OYJ	7,945

	France — 17.3%
513	Air France-KLM (a)	4,593
666	AXA S.A.	16,825
332	BNP Paribas S.A.	17,579
78	Capgemini S.A.	7,289
2,288	Natixis S.A.	12,623
838	Orange S.A.	13,926
478	Peugeot S.A. (a)	7,708
97	Renault S.A.	9,359
57	Sanofi	4,683
72	SCOR SE	2,456
131	Societe Generale S.A.	5,159
62	Sodexo S.A.	6,219
109	Technip S.A. (a)	6,405
142	Thales S.A.	12,258
277	TOTAL S.A.	14,008
74	Valeo S.A.	11,773
256	Veolia Environnement S.A.	6,298
120	Vinci S.A.	8,986

		168,147

	Germany — 15.2%
105	Adidas AG	13,496
105	Allianz SE	17,879
119	BASF SE	9,847
57	Bayerische Motoren Werke AG	5,243
68	Continental AG	15,077
226	Deutsche Wohnen AG	6,937
437	E.ON SE	4,533
69	Hannover Rueck SE	7,847
72	Hochtief AG	9,309
563	Infineon Technologies AG	8,038
60	Muenchener Rueckversicherungs-Gesellschaft AG	11,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
120	Rheinmetall AG	9,385
158	Scout24 AG (a) (e)	5,781
223	Siemens AG	23,297

		147,798

	Italy — 4.1%
3,089	Enel S.p.A.	14,037
3,360	Intesa Sanpaolo S.p.A.	9,340
13,447	Saipem S.p.A. (a)	6,461
2,509	UniCredit S.p.A.	9,731

		39,569

	Luxembourg — 2.0%
338	APERAM S.A.	13,305
1,011	ArcelorMittal	5,704

		19,009

	Netherlands — 6.0%
1,756	Aegon N.V.	10,098
220	Koninklijke Ahold N.V.	4,790
190	NN Group N.V.	6,595
1,026	Royal Dutch Shell plc, Class A	27,102
246	Wolters Kluwer N.V.	9,380

		57,965

	Norway — 1.5%
938	Marine Harvest ASA (a)	14,618

	Spain — 3.4%
2,919	Banco Santander S.A.	14,826
450	Gamesa Corp. Tecnologica S.A.	8,880
880	Telefonica S.A.	9,625

		33,331

	Sweden — 0.6%
201	Electrolux AB, Series B	5,827

	Switzerland — 12.2%
758	ABB Ltd. (a)	16,046
44	Actelion Ltd. (a)	7,102
2,789	Glencore plc (a)	6,666
524	Logitech International S.A.	8,054
65	Lonza Group AG (a)	10,866
392	Nestle S.A.	29,256
108	Roche Holding AG	27,219
22	Swiss Life Holding AG (a)	5,639
425	UBS Group AG	7,370

		118,218

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — 23.4%
1,639	Auto Trader Group plc (e)	9,001
617	Barratt Developments plc	4,808
2,504	BP plc	13,798
334	British American Tobacco plc	20,362
599	GlaxoSmithKline plc	12,812
2,758	HSBC Holdings plc	18,278
300	Imperial Brands plc	16,317
427	International Consolidated Airlines Group S.A.	3,291
2,173	ITV plc	7,164
512	Land Securities Group plc	8,487
2,533	Legal & General Group plc	8,277
282	Persimmon plc	8,190
697	Prudential plc	13,756
250	Reckitt Benckiser Group plc	24,316
521	Rio Tinto plc	17,482
109	SABMiller plc	6,692
2,810	Taylor Wimpey plc	7,581
429	Unilever N.V., CVA	18,852
321	WPP plc	7,508

		226,972

	Total Common Stocks (Cost $906,211)	914,476

Short-Term Investment — 5.2%
	Investment Company — 5.2%
50,714	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $50,714)	50,714

	Total Investments — 99.4% (Cost $956,925)	965,190
	Other Assets in Excess of Liabilities — 0.6%	5,625

	NET ASSETS — 100.0%	$970,815

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	10.4%
Banks	9.1
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	5.7
Food Products	4.5
Metals & Mining	4.5
Electrical Equipment	3.9
Tobacco	3.8
Industrial Conglomerates	3.4
Auto Components	2.8
Household Durables	2.7
Beverages	2.6
Household Products	2.5
Media	2.5
Diversified Telecommunication Services	2.4
Automobiles	2.3
Personal Products	2.0
Textiles, Apparel & Luxury Goods	1.9
Construction & Engineering	1.9
Internet Software & Services	1.5
Electric Utilities	1.5
Energy Equipment & Services	1.3
Aerospace & Defense	1.3
Commercial Services & Supplies	1.2
Life Sciences Tools & Services	1.1
Multi-Utilities	1.1
Chemicals	1.0
Others (each less than 1.0%)	8.3
Short-Term Investment	5.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
910	Euro STOXX 50 Index	06/17/16	EUR	$31,069	$(627)
172	FTSE 100 Index	06/17/16	GBP	15,653	2

					$(625)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.8%
	Argentina — 0.5%
2	Banco Macro S.A., ADR	131
13	Pampa Energia S.A., ADR (a)	256

		387

	Bermuda — 0.4%
33	Wilson Sons Ltd., BDR	314

	Brazil — 48.7%
671	AMBEV S.A., ADR	3,748
27	Arezzo Industria e Comercio S.A.	194
451	Banco Bradesco S.A., ADR	3,371
233	BB Seguridade Participacoes S.A.	2,029
518	BM&FBovespa S.A. — Bolsa de Valores Mercadorias e Futuros	2,576
178	CCR S.A.	829
60	CETIP S.A. — Mercados Organizados	731
85	Embraer S.A.	495
166	Ez Tec Empreendimentos e Participacoes S.A.	804
83	Fibria Celulose S.A.	730
111	Iochpe Maxion S.A.	473
476	Itau Unibanco Holding S.A. (Preference Shares), ADR	4,540
365	Kroton Educacional S.A.	1,362
46	Linx S.A.	647
85	Localiza Rent a Car S.A.	832
306	Lojas Renner S.A.	1,840
232	Odontoprev S.A.	715
172	Raia Drogasil S.A.	2,774
126	Tractebel Energia S.A.	1,398
123	Transmissora Alianca de Energia Eletrica S.A.	716
57	Ultrapar Participacoes S.A.	1,205
175	Vale S.A.	1,009
145	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1,461
315	WEG S.A.	1,391

		35,870

	Chile — 2.5%
3,819	Banco Santander Chile	184
211	S.A.C.I. Falabella	1,631

		1,815

	Colombia — 1.0%
20	Bancolombia S.A., ADR	765

	Luxembourg — 1.7%
34	Globant S.A. (a)	1,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 29.5%
76	Alsea S.A.B. de C.V.	291
672	Bolsa Mexicana de Valores S.A.B. de C.V.	1,116
463	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	421
562	Corp. Inmobiliaria Vesta S.A.B. de C.V.	916
24	El Puerto de Liverpool S.A.B. de C.V., Class C1	270
301	Fibra Uno Administracion S.A. de C.V.	717
29	Fomento Economico Mexicano S.A.B. de C.V., ADR	2,741
1,058	Gentera S.A.B. de C.V.	2,105
99	Gruma S.A.B. de C.V., Class B	1,450
235	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,359
168	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	1,586
12	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	1,881
128	Grupo Financiero Banorte S.A.B. de C.V., Class O	725
890	Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	1,632
283	Infraestructura Energetica Nova S.A.B. de C.V.	1,104
138	Promotora y Operadora de Infraestructura S.A.B. de C.V.	1,754
484	Qualitas Controladora S.A.B. de C.V. (a)	651
77	Telesites S.A.B. de C.V. (a)	48
134	Unifin Financiera S.A.B. de C.V. SOFOM ENR	395
219	Wal-Mart de Mexico S.A.B. de C.V.	542

		21,704

	Panama — 1.8%
21	Copa Holdings S.A., Class A	1,361

	Peru — 5.3%
21	Credicorp Ltd.	3,102
28	Intercorp Financial Services, Inc., Series INC	809

		3,911

	United States — 2.4%
39	First Cash Financial Services, Inc.	1,776

	Total Common Stocks (Cost $67,990)	69,123

Preferred Stocks — 3.6%
	Brazil — 3.6%
623	Itausa — Investimentos Itau S.A.	1,559
292	Suzano Papel e Celulose S.A.	1,119

	Total Preferred Stocks (Cost $3,436)	2,678

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
702	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $702)	702

	Total Investments — 98.4% (Cost $72,128)	72,503
	Other Assets in Excess of Liabilities — 1.6%	1,164

	NET ASSETS — 100.0%	$73,667

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.2%
Transportation Infrastructure	10.7
Beverages	9.0
Consumer Finance	5.9
Multiline Retail	5.2
Diversified Financial Services	5.1
Food & Staples Retailing	4.6
Insurance	3.7
Software	2.6
Machinery	2.6
Paper & Forest Products	2.5
Commercial Services & Supplies	2.0
Food Products	2.0
Independent Power & Renewable Electricity Producers	1.9

INDUSTRY	PERCENTAGE
Diversified Consumer Services	1.9%
Airlines	1.9
Oil, Gas & Consumable Fuels	1.7
Real Estate Investment Trusts (REITs)	1.6
Gas Utilities	1.5
Metals & Mining	1.4
Electric Utilities	1.3
Real Estate Management & Development	1.3
Road & Rail	1.1
Household Durables	1.1
Capital Markets	1.0
Health Care Providers & Services	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of April 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	China Region Fund		Intrepid European Fund	Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$23,114		$914,476	$71,801
Investments in affiliates, at value	—		50,714	702

Total investment securities, at value	23,114		965,190	72,503
Cash	357		88	443
Foreign currency, at value	14		1,499	57
Deposits at broker for futures contracts	—		4,497	—
Receivables:
Due from custodian	—		13,811	110
Investment securities sold	267		24,743	1,007
Fund shares sold	63		1,248	46
Dividends from non-affiliates	5		3,675	226
Dividends from affiliates	—		12	1
Tax reclaims	—		2,111	—

Total Assets	23,820		1,016,874	74,393

LIABILITIES:
Payables:
Investment securities purchased	322		42,694	601
Fund shares redeemed	2		1,405	37
Variation margin on futures contracts	—		967	—
Accrued liabilities:
Investment advisory fees	—		510	24
Administration fees	—		65	—
Distribution fees	2		84	4
Shareholder servicing fees	3		142	2
Custodian and accounting fees	100		38	22
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)
Audit fees	32		1	32
Other	27		152	4

Total Liabilities	488		46,059	726

Net Assets	$23,332		$970,815	$73,667

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	China Region Fund	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$18,693	$1,263,133	$121,760
Accumulated undistributed (distributions in excess of) net investment income	(169)	7,583	428
Accumulated net realized gains (losses)	(271)	(307,470)	(48,896)
Net unrealized appreciation (depreciation)	5,079	7,569	375

Total Net Assets	$23,332	$970,815	$73,667

Net Assets:
Class A	$4,682	$213,671	$10,702
Class C	2,017	66,452	2,496
Class R6	—	—	47,121
Institutional Class	—	465,324	—
Select Class	16,633	225,368	13,348

Total	$23,332	$970,815	$73,667

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	311	9,482	857
Class C	139	3,307	205
Class R6	—	—	3,767
Institutional Class	—	20,096	—
Select Class	1,073	9,823	1,048

Net Asset Value (a):
Class A — Redemption price per share	$15.02	$22.53	$12.49
Class C — Offering price per share (b)	14.53	20.09	12.20
Class R6 — Offering and redemption price per share	—	—	12.51
Institutional Class — Offering and redemption price per share	—	23.16	—
Select Class — Offering and redemption price per share	15.51	22.94	12.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.85	$23.78	$13.18

Cost of investments in non-affiliates	$18,035	$906,211	$71,426
Cost of investments in affiliates	—	50,714	702
Cost of foreign currency	14	1,498	57

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	17

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	China Region Fund	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$24	$14,399	$995
Dividend income from affiliates	—	40	2
Foreign taxes withheld	—	(1,257)	(10)

Total investment income	24	13,182	987

EXPENSES:
Investment advisory fees	133	3,228	306
Administration fees	11	408	25
Distribution fees:
Class A	6	268	12
Class C	9	258	9
Shareholder servicing fees:
Class A	6	268	12
Class C	3	86	3
Institutional Class	—	232	—
Select Class	24	309	11
Custodian and accounting fees	115	103	50
Interest expense to affiliates	—	1	—
Professional fees	28	45	38
Trustees’ and Chief Compliance Officer’s fees	2	7	2
Printing and mailing costs	13	41	10
Registration and filing fees	12	52	20
Transfer agent fees (See Note 2.G.)	5	29	6
Sub-transfer agent fees (See Note 2.G.)	5	216	15
Other	3	6	3

Total expenses	375	5,557	522

Less fees waived	(173)	(28)	(154)
Less expense reimbursements	(13)	—	(2)

Net expenses	189	5,529	366

Net investment income (loss)	(165)	7,653	621

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	959	(62,561)	(6,611)
Futures	—	348	—
Foreign currency transactions	1	(81)	42

Net realized gain (loss)	960	(62,294)	(6,569)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,282)	(14,518)	13,517
Futures	—	(951)	—
Foreign currency translations	— (a)	114	9

Change in net unrealized appreciation/depreciation	(3,282)	(15,355)	13,526

Net realized/unrealized gains (losses)	(2,322)	(77,649)	6,957

Change in net assets resulting from operations	$(2,487)	$(69,996)	$7,578

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(165)	$1,948	$7,653	$18,063
Net realized gain (loss)	960	57,904	(62,294)	(6,107)
Change in net unrealized appreciation/depreciation	(3,282)	(56,140)	(15,355)	14,213

Change in net assets resulting from operations	(2,487)	3,712	(69,996)	26,169

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(422)	(17)	(2,758)	(5,957)
From net realized gains	—	(1,561)	—	—
Class B (a)
From net investment income	—	—	—	(83)
Class C
From net investment income	(206)	(1)	(733)	(1,910)
From net realized gains	—	(524)	—	—
Institutional Class
From net investment income	—	—	(8,098)	(15,040)
Select Class
From net investment income	(1,221)	(2,062)	(3,259)	(13,713)
From net realized gains	—	(56,611)	—	—

Total distributions to shareholders	(1,849)	(60,776)	(14,848)	(36,703)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,521)	(245,912)	(13,353)	36,262

NET ASSETS:
Change in net assets	(11,857)	(302,976)	(98,197)	25,728
Beginning of period	35,189	338,165	1,069,012	1,043,284

End of period	$23,332	$35,189	$970,815	$1,069,012

Accumulated undistributed (distributions in excess of) net investment income	$(169)	$1,845	$7,583	$14,778

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$621	$937
Net realized gain (loss)	(6,569)	(13,613)
Change in net unrealized appreciation/depreciation	13,526	(23,518)

Change in net assets resulting from operations	7,578	(36,194)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—
From net investment income	(111)	(46)
Class C	—	—
From net investment income	(24)	(3)
Class R6 (a)	—	—
From net investment income	(804)	—
Select Class	—	—
From net investment income	(9)	(366)

Total distributions to shareholders	(948)	(415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,967	(9,057)

NET ASSETS:
Change in net assets	9,597	(45,666)
Beginning of period	64,070	109,736

End of period	$73,667	$64,070

Accumulated undistributed (distributions in excess of) net investment income	$428	$755

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$328	$9,418	$49,173	$101,001
Distributions reinvested	417	1,558	2,662	5,618
Cost of shares redeemed	(856)	(7,025)	(39,506)	(79,205)
Conversion from Class B Shares	—	—	—	1,748

Change in net assets resulting from Class A capital transactions	$(111)	$3,951	$12,329	$29,162

Class B (a)
Proceeds from shares issued	$—	$—	$—	$21
Distributions reinvested	—	—	—	78
Cost of shares redeemed	—	—	—	(1,646)
Conversion to Class A Shares	—	—	—	(1,748)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(3,295)

Class C
Proceeds from shares issued	$227	$2,203	$7,591	$35,114
Distributions reinvested	155	403	641	1,620
Cost of shares redeemed	(555)	(1,062)	(10,979)	(22,267)

Change in net assets resulting from Class C capital transactions	$(173)	$1,544	$(2,747)	$14,467

Institutional Class
Proceeds from shares issued	$—	$—	$353,972	$211,567
Distributions reinvested	—	—	6,847	1,521
Cost of shares redeemed	—	—	(49,187)	(389,848)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$311,632	$(176,760)

Select Class
Proceeds from shares issued	$1,168	$51,374	$56,575	$311,755
Distributions reinvested	217	1,507	1,756	8,848
Cost of shares redeemed	(8,622)	(304,288)	(392,898)	(147,915)

Change in net assets resulting from Select Class capital transactions	$(7,237)	$(251,407)	$(334,567)	$172,688

Total change in net assets resulting from capital transactions	$(7,521)	$(245,912)	$(13,353)	$36,262

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	21	394	2,141	4,087
Reinvested	26	84	115	237
Redeemed	(54)	(352)	(1,768)	(3,257)
Conversion from Class B Shares	—	—	—	69

Change in Class A Shares	(7)	126	488	1,136

Class B (a)
Issued	—	—	—	— (b)
Reinvested	—	—	—	4
Redeemed	—	—	—	(74)
Conversion to Class A Shares	—	—	—	(77)

Change in Class B Shares	—	—	—	(147)

Class C
Issued	15	96	373	1,587
Reinvested	10	23	31	76
Redeemed	(38)	(53)	(549)	(1,022)

Change in Class C Shares	(13)	66	(145)	641

Institutional Class
Issued	—	—	14,177	8,326
Reinvested	—	—	288	62
Redeemed	—	—	(2,125)	(15,520)

Change in Institutional Class Shares	—	—	12,340	(7,132)

Select Class
Issued	72	2,264	2,480	12,569
Reinvested	13	80	74	367
Redeemed	(519)	(15,818)	(16,069)	(6,018)

Change in Select Class Shares	(434)	(13,474)	(13,515)	6,918

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	Latin America Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,945	$4,301
Distributions reinvested	105	45
Cost of shares redeemed	(4,418)	(10,704)

Change in net assets resulting from Class A capital transactions	$(2,368)	$(6,358)

Class C
Proceeds from shares issued	$478	$697
Distributions reinvested	24	3
Cost of shares redeemed	(329)	(1,189)

Change in net assets resulting from Class C capital transactions	$173	$(489)

Class R6 (a)
Proceeds from shares issued	$43,649	$—
Distributions reinvested	804	—
Cost of shares redeemed	(1)	—

Change in net assets resulting from Class R6 capital transactions	$44,452	$—

Select Class
Proceeds from shares issued	$7,398	$8,351
Distributions reinvested	9	351
Cost of shares redeemed	(46,697)	(10,912)

Change in net assets resulting from Select Class capital transactions	$(39,290)	$(2,210)

Total change in net assets resulting from capital transactions	$2,967	$(9,057)

SHARE TRANSACTIONS:
Class A
Issued	177	296
Reinvested	10	3
Redeemed	(395)	(760)

Change in Class A Shares	(208)	(461)

Class C
Issued	45	53
Reinvested	2	— (b)
Redeemed	(32)	(84)

Change in Class C Shares	15	(31)

Class R6 (a)
Issued	3,690	—
Reinvested	77	—

Change in Class R6 Shares	3,767	—

Select Class
Issued	642	576
Reinvested	1	23
Redeemed	(3,974)	(734)

Change in Select Class Shares	(3,331)	(135)

(a)	Commencement of offering of class of shares effective November 2, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$17.73	$(0.11)		$(1.22)		$(1.33)	$(1.38)	$—	$(1.38)	$—
Year Ended October 31, 2015	22.02	0.25	(g)	(0.57	)(h)	(0.32)	(0.08)	(3.89)	(3.97)	—
Year Ended October 31, 2014	20.62	0.09	(i)	1.37		1.46	(0.06)	—	(0.06)	—
Year Ended October 31, 2013	17.73	0.08		2.81		2.89	—	—	—	—
Year Ended October 31, 2012	16.64	0.10		1.13		1.23	(0.14)	—	(0.14)	—
Year Ended October 31, 2011	19.73	0.12		(3.18)		(3.06)	(0.03)	—	(0.03)	—	(j)

Class C
Six Months Ended April 30, 2016 (Unaudited)	17.20	(0.14)		(1.19)		(1.33)	(1.34)	—	(1.34)	—
Year Ended October 31, 2015	21.50	0.08	(g)	(0.48	)(h)	(0.40)	(0.01)	(3.89)	(3.90)	—
Year Ended October 31, 2014	20.18	0.03	(i)	1.29		1.32	—	—	—	—
Year Ended October 31, 2013	17.43	0.01		2.74		2.75	—	—	—	—
Year Ended October 31, 2012	16.31	—	(j)	1.13		1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01		(3.11)		(3.10)	—	—	—	—	(j)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	17.87	(0.09)		(1.24)		(1.33)	(1.03)	—	(1.03)	—
Year Ended October 31, 2015	22.17	0.16	(g)	(0.43	)(h)	(0.27)	(0.14)	(3.89)	(4.03)	—
Year Ended October 31, 2014	20.75	0.09	(i)	1.44		1.53	(0.11)	—	(0.11)	—
Year Ended October 31, 2013	17.84	0.22		2.74		2.96	(0.05)	—	(0.05)	—
Year Ended October 31, 2012	16.75	0.12		1.15		1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15		(3.19)		(3.04)	(0.08)	—	(0.08)	—	(j)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$15.02	(7.94)%	$4,682	1.55%	(1.37)%		3.07%	25%
17.73	(2.04)	5,651	1.75	1.15	(g)	2.10	176
22.02	7.12	4,237	1.85	0.42	(i)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85
16.64	(15.52)	3,590	2.00	0.59		3.55	83

14.53	(8.18)	2,017	2.05	(1.87)		3.51	25
17.20	(2.49)	2,610	2.24	0.37	(g)	2.62	176
21.50	6.54	1,857	2.35	0.15	(i)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85
16.31	(15.97)	1,875	2.50	0.06		4.05	83

15.51	(7.79)	16,633	1.30	(1.13)		2.69	25
17.87	(1.81)	26,928	1.56	0.69	(g)	1.69	176
22.17	7.39	332,071	1.60	0.43	(i)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85
16.75	(15.35)	4,369	1.75	0.76		3.32	83

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	25

FINANCIAL HIGHLIGHTS (continued)

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$24.41	$0.14		$(1.73)	$(1.59)	$(0.29)	$—
Year Ended October 31, 2015	24.54	0.36		0.32	0.68	(0.81)	—
Year Ended October 31, 2014	24.79	0.66		(0.90)	(0.24)	(0.01)	—
Year Ended October 31, 2013	17.89	0.27		6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(g)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27		(1.28)	(1.01)	(0.29)	—	(h)

Class C
Six Months Ended April 30, 2016 (Unaudited)	21.77	0.08		(1.55)	(1.47)	(0.21)	—
Year Ended October 31, 2015	21.99	0.21		0.29	0.50	(0.72)	—
Year Ended October 31, 2014	22.32	0.47		(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18		6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(g)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16		(1.16)	(1.00)	(0.20)	—	(h)

Institutional Class
Six Months Ended April 30, 2016 (Unaudited)	25.13	0.21		(1.77)	(1.56)	(0.41)	—
Year Ended October 31, 2015	25.23	0.54		0.28	0.82	(0.92)	—
Year Ended October 31, 2014	25.46	0.79		(0.93)	(0.14)	(0.09)	—
Year Ended October 31, 2013	18.35	0.22		7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(g)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37		(1.32)	(0.95)	(0.38)	—	(h)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	24.83	0.17		(1.75)	(1.58)	(0.31)	—
Year Ended October 31, 2015	24.95	0.45		0.32	0.77	(0.89)	—
Year Ended October 31, 2014	25.18	0.71		(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22		7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(g)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32		(1.30)	(0.98)	(0.32)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.39 and $0.37 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.28% and 2.20% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$22.53	(6.54)%	$213,671	1.40%	1.28%		1.40%	76%
24.41	2.86	219,548	1.41	1.48		1.41	167
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(g)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360

20.09	(6.78)	66,452	1.89	0.75		1.89	76
21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(g)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360

23.16	(6.25)	465,324	0.89	1.81		0.90	76
25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(g)	1.35	297
17.42	(5.20)	11,913	1.00	1.96		1.25	360

22.94	(6.40)	225,368	1.07	1.50		1.08	76
24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(g)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	27

FINANCIAL HIGHLIGHTS (continued)

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$11.31	$0.09	$1.22	$1.31	$(0.13)	$—
Year Ended October 31, 2015	17.43	0.14	(6.23)	(6.09)	(0.03)	—
Year Ended October 31, 2014	18.47	0.10	(1.02)	(0.92)	(0.12)	—
Year Ended October 31, 2013	18.46	0.10	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(2.71)	(2.57)	—	0.02

Class C
Six Months Ended April 30, 2016 (Unaudited)	11.06	0.06	1.19	1.25	(0.11)	—
Year Ended October 31, 2015	17.11	0.06	(6.10)	(6.04)	(0.01)	—
Year Ended October 31, 2014	18.12	0.02	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(2.69)	(2.65)	—	0.02

Class R6
November 2, 2015 (g) through April 30, 2016 (Unaudited)	11.46	0.11	1.16	1.27	(0.22)	—

Select Class
Six Months Ended April 30, 2016 (Unaudited)	11.40	0.13	1.22	1.35	(0.01)	—
Year Ended October 31, 2015	17.58	0.17	(6.27)	(6.10)	(0.08)	—
Year Ended October 31, 2014	18.63	0.16	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(2.71)	(2.51)	—	0.01

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$12.49	11.77%	$10,702	1.55%	1.62%	2.26%	21%
11.31	(34.97)	12,044	1.66	0.97	2.08	25
17.43	(4.98)	26,591	1.70	0.55	1.89	58
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53

12.20	11.48	2,496	2.05	1.15	2.71	21
11.06	(35.30)	2,108	2.16	0.45	2.58	25
17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53

12.51	11.45	47,121	1.05	2.13	1.49	21

12.74	11.90	13,348	1.30	2.24	1.82	21
11.40	(34.80)	49,918	1.41	1.22	1.65	25
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R6* and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Latin America Fund.

The investment objectives of the Funds are as follows:

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
China	$979	$10,280	$254		$11,513
Hong Kong	—	6,091	—		6,091
Taiwan	2,334	2,010	—		4,344

Total Common Stocks	3,313	18,381	254		21,948

Structured Instruments
China	—	1,166	—		1,166

Total Investments in Securities	$3,313	$19,547	$254	*	$23,114

*	Level 3 investments that are valued by brokers and pricing services. At April 30, 2016, the value of these investments was approximately $254,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$24,387	$—	$24,387
Denmark	—	50,690	—	50,690
Finland	—	7,945	—	7,945
France	—	168,147	—	168,147
Germany	—	147,798	—	147,798
Italy	—	39,569	—	39,569
Luxembourg	—	19,009	—	19,009
Netherlands	—	57,965	—	57,965
Norway	—	14,618	—	14,618
Spain	—	33,331	—	33,331
Sweden	—	5,827	—	5,827
Switzerland	—	118,218	—	118,218
United Kingdom	18,852	208,120	—	226,972

Total Common Stocks	18,852	895,624	—	914,476

Short-Term Investment
Investment Company	50,714	—	—	50,714

Total Investments in Securities	69,566	895,624	—	965,190

Appreciation in Other Financial Instruments
Futures Contracts	—	2	—	2

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(627)	$—	$(627)

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$72,503	$—	$—	$72,503

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.

For China Region Fund and Intrepid European Fund, transfers from level 1 to level 2 in the amounts of approximately $471,000 and $10,408,000, respectively, are due to applying the fair value factors to certain securities as of April 30, 2016.

For Latin America Fund there were no transfers among any levels during the six months ended April 30, 2016.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan China Region Fund	Balance as of October 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016
Common Stocks — China	$—	$5	$(74)	$—	$54	$(175)	$444	$—	$254

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

Transfers from level 2 to level 3 or from level 3 to level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine the price for the six months ended April 30, 2016.

The change in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $(74). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of April 30, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — Intrepid European Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2016 (amounts in thousands):

	Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$18,365	(a)
Ending Notional Balance Long	46,722

(a)	For the period November 1, 2015 to November 30, 2015 and March 1, 2016 to April 30, 2016.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Structured Instruments — China Region Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R6	Institutional Class	Select Class	Total
China Region Fund
Transfer agent fees	$1	$1	n/a	n/a	$3	$5
Sub-transfer agent fees	3	1	n/a	n/a	1	5
Intrepid European Fund
Transfer agent fees	17	4	n/a	$2	6	29
Sub-transfer agent fees	110	34	n/a	24	48	216
Latin America Fund
Transfer agent fees	2	1	$1	n/a	2	6
Sub-transfer agent fees	12	1	—	n/a	2	15

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required on the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

China Region Fund	1.00%
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of China Region Fund, has entered into investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
China Region Fund	0.25%	0.75%
Intrepid European Fund	0.25	0.75
Latin America Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
China Region Fund	$1		$—
Intrepid European Fund	39		—	(a)
Latin America Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
China Region Fund	0.25%	0.25%	n/a	0.25%
Intrepid European Fund	0.25	0.25	0.10%	0.25
Latin America Fund	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
China Region Fund	1.55%	2.05%	n/a	n/a	1.30%
Intrepid European Fund	1.50	2.00	n/a	1.00%	1.25
Latin America Fund	1.55	2.05	1.05%	n/a	1.30

The expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
China Region Fund	$133	$10	$30	$173	$13
Latin America Fund	110	25	18	153	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 were as follows (amounts in thousands):

Intrepid European Fund	$28
Latin America Fund	1

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid European Fund	$60
Latin America Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
China Region Fund	$6,535	$16,128
Intrepid European Fund	736,232	767,444
Latin America Fund	16,054	12,758

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Region Fund	$18,035	$5,583	$504	$5,079
Intrepid European Fund	956,925	44,235	35,970	8,265
Latin America Fund	72,128	8,271	7,896	375

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short- Term	Long- Term
Intrepid European Fund	$42,293	$—
Latin America Fund	15,691	19,043

At October 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2019	Total
Intrepid European Fund	$97,190	$98,909	$—	$196,099
Latin America Fund	1,454	2,277	3,482	7,213

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2016, the Funds had affiliated omnibus accounts, which collectively represent the following percentage of each applicable Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund
China Region Fund	2	72.5%
Intrepid European Fund	1	14.1

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

J.P. Morgan Investor Funds
Intrepid European Fund	31.6%
Latin America Fund	64.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2016, the Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong Kong	Mexico	Switzerland	Taiwan	United Kingdom
China Region Fund	—	54.9%	—	—	26.3%	—	—	18.8%	—
Intrepid European Fund	—	—	17.4%	15.3%	—	—	12.2%	—	23.5%
Latin America Fund	53.2%	—	—	—	—	29.9%	—	—	—

As of April 30, 2016, substantially all of the Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
China Region Fund
Class A
Actual*	$1,000.00	$920.60	$7.40	1.55%
Hypothetical*	1,000.00	1,017.16	7.77	1.55
Class C
Actual*	1,000.00	918.20	9.78	2.05
Hypothetical*	1,000.00	1,014.67	10.27	2.05
Select Class
Actual*	1,000.00	922.10	6.21	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30

Intrepid European Fund
Class A
Actual*	1,000.00	934.60	6.73	1.40
Hypothetical*	1,000.00	1,017.90	7.02	1.40
Class C
Actual*	1,000.00	932.20	9.08	1.89
Hypothetical*	1,000.00	1,015.47	9.47	1.89
Institutional Class
Actual*	1,000.00	937.50	4.29	0.89
Hypothetical*	1,000.00	1,020.44	4.47	0.89
Select Class
Actual*	1,000.00	936.00	5.15	1.07
Hypothetical*	1,000.00	1,019.54	5.37	1.07

Latin America Fund
Class A
Actual*	1,000.00	1,117.70	8.16	1.55
Hypothetical*	1,000.00	1,017.16	7.77	1.55

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2016

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Latin America Fund (continued)
Class C
Actual*	$1,000.00	$1,114.80	$10.78	2.05%
Hypothetical*	1,000.00	1,014.67	10.27	2.05
Class R6
Actual**	1,000.00	1,114.50	5.46	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05
Select Class
Actual*	1,000.00	1,119.00	6.85	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 180/366 (to reflect the actual period.) Commencement of operations was November 2, 2015.

APRIL 30, 2016	J.P. MORGAN COUNTRY/REGION FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-INTEQ-CO-416

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2016 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholders,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory – an experiment that the Bank of Japan embarked upon at the end of January – and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

Financial market volatility rose sharply in the first two months of 2016 amid investor concerns about economic stability in China, falling global oil prices and uncertainty about the direction of central bank interest rate policy in the U.S. However, the U.S. Federal Reserve responded to global conditions by adopting a more accommodative policy stance and central banks in China, Japan and the European Union took further steps to stabilize markets and extend economic expansion. By the end of March, global prices for both equities and crude oil had rebounded from mid-February lows.

Emerging markets debt and equity prices came under pressure in late 2015 and early 2016 from weakness in commodities prices and slowing demand in China. However, as financial markets elsewhere stabilized somewhat, emerging market equities experienced a significant but brief rally in April.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(4.12)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(4.53)%

Net Assets as of 4/30/2016 (In Thousands)	$82,438

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2016.

By sector, the Fund’s underweight position in banks and its overweight position and security selection in the industrial cyclical were leading contributors to performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its security selection in the insurance sector were leading detractors from relative performance.

By region, the Fund’s security selection in Continental Europe and Japan were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the U.K. and emerging markets were detractors from relative performance. Emerging markets were not represented in the Benchmark.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Daikin Industries Ltd., NN Group NV and Goodman Group. Shares of Daikin, a Japanese manufacturer of air conditioners, rose as sales growth in emerging markets, an expanding presence in the U.S. and a weaker yen boosted earnings. Shares of NN Group, an insurance and investment management company, rose as strong earnings raised investor expectations for a higher dividend. Shares of Goodman Group Property Ltd., a commercial and industrial real estate company, rose on better than expected earnings and after management raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dai-Ichi Life Insurance Co., Samsung Electronics Co. and Kawasaki Heavy Industries Ltd. Shares of Dai-Ichi Life, a Japanese insurer, fell as equity market turbulence and the Bank of Japan’s decision to adopt negative interest rates raised investor questions about the ability of life insurers to generate investment gains. Shares of Samsung Electronics, a consumer electronics company, declined amid slowing demand for its smartphones. Shares of Kawasaki Heavy Industries, a maker of transportation and industrial equipment, fell after the company reduced its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Germany)	6.4%
2.	Renault S.A. (France)	5.7
3.	Daiwa House Industry Co., Ltd. (Japan)	5.2
4.	Daikin Industries Ltd. (Japan)	4.7
5.	Suzuki Motor Corp. (Japan)	4.5
6.	Mitsui Fudosan Co., Ltd. (Japan)	4.3
7.	UPM-Kymmene OYJ (Finland)	4.0
8.	Standard Chartered plc (United Kingdom)	3.9
9.	Japan Airlines Co., Ltd. (Japan)	3.9
10.	Electrolux AB, Series B (Sweden)	3.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	39.6%
Germany	13.4
France	11.2
United Kingdom	7.9
Sweden	5.8
Finland	4.0
Australia	3.8
South Korea	3.6
Netherlands	3.4
Spain	2.7
Denmark	2.5
Hong Kong	2.1

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF FUND	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
International Value SMA Fund	August 17, 2007	(4.12)%	(9.82)%	(2.25)%	(1.38)%	(0.89)%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.87%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.82%
Tax Aware Real Return Composite Benchmark**	3.39%

Net Assets as of 4/30/2016 (In Thousands)	$10,082

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute return and outperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2016.

In terms of absolute performance, the Fund’s hedge against inflation made a positive contribution during the reporting period. While energy sector bond prices were volatile during the period, oil prices rose 75% from their February 2016 lows by the end of April and the increase fed overall inflation pressure. Relative to the Benchmark, the Fund’s longer duration in the electric, education and water & sewer sectors was a leading contributor to performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, compared with bonds of shorter duration. The Fund’s bias toward higher quality bonds and its underweight positions in debt rated A and BBB detracted from performance as lower rated bonds generally outperformed higher rated bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

The Fund is a component of separately managed accounts that also invest, at the direction of JPMorgan Investment Management Inc. (JPMIM) or in accordance with a JPMIM model investment portfolio, in individual securities and other invest-

ments. The Fund is managed in a manner consistent with its role in separately managed accounts.

During the period, the Fund’s portfolio managers reduced the hedge ratio to 92% from 96% and increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration, which measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates, of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

PORTFOLIO COMPOSITION****
Municipal Bonds	80.4%
Short-Term Investment	19.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF FUND	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		2.87%	2.43%	0.10%	1.56%	3.23%
After Taxes on Distributions		2.87	2.43	0.10	1.56	3.23
After Taxes on Distributions and Sale of Fund Shares		2.29	2.76	0.78	1.85	3.23

*	Not annualized.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Tax Aware Real Return Composite Benchmark, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Tax Aware Real Return Composite Benchmark and the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend

(1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.2%
		Australia — 3.6%
574		Goodman Group	2,993

		Denmark — 2.4%
15		Pandora A/S	1,987

		Finland — 3.9%
166		UPM-Kymmene OYJ	3,173

		France — 10.8%
31		Capgemini S.A.	2,902
261		Natixis S.A.	1,440
47		Renault S.A.	4,540
—	(h)	Thales S.A.	5

			8,887

		Germany — 11.1%
45		Brenntag AG	2,618
73		Daimler AG	5,095
16		HeidelbergCement AG	1,468

			9,181

		Hong Kong — 2.0%
510		China Overseas Land & Investment Ltd.	1,619

		Japan — 38.0%
47		Daikin Industries Ltd.	3,723
154		Daiwa House Industry Co., Ltd.	4,112
59		Dentsu, Inc.	3,018
168		DMG Mori Co., Ltd.	1,884
85		Japan Airlines Co., Ltd.	3,056
138		Mitsui Fudosan Co., Ltd.	3,370
77		NH Foods Ltd.	1,716
99		Sompo Japan Nipponkoa Holdings, Inc.	2,597
39		Suzuken Co., Ltd.	1,350
130		Suzuki Motor Corp.	3,568

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
144	Yamato Holdings Co., Ltd.	2,896

		31,290

	Netherlands — 3.3%
78	NN Group N.V.	2,723

	South Korea — 3.4%
3	Samsung Electronics Co., Ltd.	2,843

	Spain — 2.6%
2,302	Bankia S.A.	2,147

	Sweden — 5.5%
105	Electrolux AB, Series B	3,051
145	Sandvik AB	1,492

		4,543

	United Kingdom — 7.6%
203	Barratt Developments plc	1,582
259	Dixons Carphone plc	1,615
380	Standard Chartered plc	3,074

		6,271

	Total Common Stocks (Cost $71,525)	77,657

Preferred Stock — 1.7%
	Germany — 1.7%
13	Henkel AG & Co. KGaA (Cost $1,380)	1,441

	Total Investments — 95.9% (Cost $72,905)	79,098
	Other Assets in Excess of Liabilities — 4.1%	3,340

	NET ASSETS — 100.0%	$82,438

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Automobiles	16.7%
Real Estate Management & Development	11.5
Banks	8.4
Insurance	6.7
Household Durables	5.8
Building Products	4.7
Machinery	4.3
Paper & Forest Products	4.0
Airlines	3.9
Media	3.8
Real Estate Investment Trusts (REITs)	3.8

INDUSTRY	PERCENTAGE
IT Services	3.7%
Air Freight & Logistics	3.7
Technology Hardware, Storage & Peripherals	3.6
Trading Companies & Distributors	3.3
Textiles, Apparel & Luxury Goods	2.5
Food Products	2.2
Specialty Retail	2.0
Construction Materials	1.9
Household Products	1.8
Health Care Providers & Services	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 85.4% (t)
	California — 3.9%
	Education — 1.8%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	64
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	88
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	32

		184

	General Obligation — 2.1%
165	Tustin Unified School District, School Facilities Improvement District No. 2002-1, GO, 5.000%, 08/01/31	208

	Total California	392

	Connecticut — 4.4%
	Water & Sewer — 4.4%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20	122
150	Series A, Rev., 6.000%, 08/15/21	189
100	Series A, Rev., 6.000%, 08/15/22	129

	Total Connecticut	440

	District of Columbia — 1.5%
	Transportation — 1.5%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	147

	Florida — 2.9%
	General Obligation — 2.9%
250	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	296

	Georgia — 7.8%
	General Obligation — 3.9%
300	Dekalb County, Georgia Special Transportation, Parks and Greenspace and Libraries, GO, 5.000%, 12/01/26	389

	Water & Sewer — 3.9%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	330
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	68

		398

	Total Georgia	787

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 2.5%
	General Obligation — 2.5%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	64
165	Cook County Forest Preserve District, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	187

	Total Illinois	251

	Indiana — 1.2%
	Education — 1.2%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	121

	Louisiana — 2.3%
	Prerefunded — 2.3%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/19 (p)	228

	Massachusetts — 5.1%
	Transportation — 5.1%
	Massachusetts Bay Transportation Authority,
150	Series A, Rev., 5.250%, 07/01/27	197
250	Series B, Rev., 5.250%, 07/01/23	316

	Total Massachusetts	513

	Missouri — 1.9%
	General Obligation — 1.9%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	188

	Nevada — 2.5%
	Water & Sewer — 2.5%
200	Truckee meadows water authority, Nevada, Rev., 5.000%, 07/01/31	248

	New Jersey — 1.6%
	Transportation — 1.6%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	89
60	Series A, Rev., 5.500%, 12/15/21	68

	Total New Jersey	157

	New Mexico — 10.1%
	Other Revenue — 0.3%
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	32

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 5.8%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	287
250	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	293

		580

	Water & Sewer — 4.0%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	406

	Total New Mexico	1,018

	New York — 10.3%
	General Obligation — 0.3%
10	City of New York, Series E-1, GO, 6.250%, 10/15/28	11
20	County of Tompkins, Public Improvement, Series A, GO, 4.000%, 03/01/21	23

		34

	Other Revenue — 1.2%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	122

	Prerefunded — 1.0%
85	City of New York, Series E-1, GO, 6.250%, 10/15/18 (p)	97

	Special Tax — 1.8%
150	New York State Dormitory Authority, State Personal Income Tax, Series C, Rev., 5.000%, 03/15/33	180

	Transportation — 6.0%
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
410	Series A, Rev., 5.000%, 01/01/26	494
100	Series D, Rev., 5.000%, 11/15/18	111

		605

	Total New York	1,038

	Ohio — 4.1%
	General Obligation — 4.1%
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	306
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	111

	Total Ohio	417

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 4.7%
	General Obligation — 2.8%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	281

	Prerefunded — 1.9%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/19 (p)	196

	Total Oregon	477

	Pennsylvania — 0.2%
	General Obligation — 0.2%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	18

	South Carolina — 3.5%
	General Obligation — 3.5%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	357

	Tennessee — 0.5%
	Prerefunded — 0.5%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	54

	Texas — 10.5%
	General Obligation — 2.8%
250	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	285

	Prerefunded — 0.7%
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/17 (p)	73

	Transportation — 2.4%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	238

	Utility — 4.2%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.000%, 11/15/24	428

	Water & Sewer — 0.4%
30	North Texas Municipal Water District, Water System, Rev., 5.250%, 09/01/20	36

	Total Texas	1,060

	Virginia — 0.6%
	Education — 0.6%
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Rev., 5.000%, 02/01/23	61

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Washington — 2.2%
	General Obligation — 0.2%
25	Snohomish County, Everett School District No. 2, GO, NATL-RE, FGIC, 5.000%, 12/01/16	26

	Transportation — 1.8%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	180

	Utility — 0.2%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16 (p)	20

	Total Washington	226

	Wisconsin — 1.1%
	Prerefunded — 1.1%
100	State of Wisconsin, Transportation, Series A, Rev., 5.000%, 07/01/18 (p)	109

	Total Municipal Bonds (Cost $7,862)	8,603

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 20.8%
	Investment Company — 20.8%
2,102	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.160% (b) (l) † (Cost $2,102)	2,102

	Total Investments — 106.2% (Cost $9,964)	10,705
	Liabilities in Excess of Other Assets — (6.2)%	(623)

	NET ASSETS — 100.0%	$10,082

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America N.A.	1.700% at termination	CPI-U at termination	04/04/18	$1,000	$(2)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	6,000	(784)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(155)

					$(941)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	13

J.P. Morgan SMA Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2016.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
†	— Approximately $1,320,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$79,098		$8,603
Investments in affiliates, at value	—		782
Investments in affiliates — restricted, at value	—		1,320

Total investment securities, at value	79,098		10,705
Cash	2,968		—
Foreign currency, at value	98		—
Receivables:
Investment securities sold	305		—
Fund shares sold	1		231
Interest and dividends from non-affiliates	366		100
Dividends from affiliates	—		— (a)
Tax reclaims	388		—
Due from Adviser	24		31

Total Assets	83,248		11,067

LIABILITIES:
Payables:
Investment securities purchased	721		—
Fund shares redeemed	25		—
Outstanding swap contracts, at value	—		941
Accrued liabilities:
Custodian and accounting fees	17		—
Collateral management fees	—		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	47		34

Total Liabilities	810		985

Net Assets	$82,438		$10,082

NET ASSETS:
Paid-in-Capital	$91,780		$10,501
Accumulated undistributed (distributions in excess of) net investment income	900		(1)
Accumulated net realized gains (losses)	(16,422)		(218)
Net unrealized appreciation (depreciation)	6,180		(200)

Total Net Assets	$82,438		$10,082

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	7,430		1,000
Net asset value, offering and redemption price per share (b)	$11.09		$10.08

Cost of investments in non-affiliates	$72,905		$7,862
Cost of investments in affiliates	—		782
Cost of investments in affiliates — restricted	—		1,320
Cost of foreign currency	98		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$157
Dividend income from non-affiliates	1,232	—
Dividend income from affiliates	—	— (a)
Foreign taxes withheld	(167)	—

Total investment income	1,065	157

EXPENSES:
Administration fees	36	4
Custodian and accounting fees	29	17
Professional fees	46	39
Collateral management fees	—	15
Trustees’ and Chief Compliance Officer’s fees	2	2
Printing and mailing costs	4	2
Registration and filing fees	10	9
Transfer agent fees	1	— (a)
Sub-transfer agent fees	4	— (a)
Other	3	2

Total expenses	135	90

Less fees waived	(36)	(4)
Less expense reimbursements	(99)	(86)

Net expenses	—	—

Net investment income (loss)	1,065	157

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(5,064)	289
Futures	(223)	—
Foreign currency transactions	(35)	—
Swaps	—	(191)

Net realized gain (loss)	(5,322)	98

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	427	(136)
Futures	— (a)	—
Foreign currency translations	24	—
Swaps	—	179

Change in net unrealized appreciation/depreciation	451	43

Net realized/unrealized gains (losses)	(4,871)	141

Change in net assets resulting from operations	$(3,806)	$298

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,065	$4,228	$157	$468
Net realized gain (loss)	(5,322)	7,247	98	(304)
Change in net unrealized appreciation/depreciation	451	(8,554)	43	(639)

Change in net assets resulting from operations	(3,806)	2,921	298	(475)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,412)	(7,972)	(160)	(486)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,432	43,621	1,796	2,728
Distributions reinvested	1,944	6,549	—	—
Cost of shares redeemed	(31,777)	(256,024)	(2,935)	(11,631)

Change in net assets resulting from capital transactions	(16,401)	(205,854)	(1,139)	(8,903)

NET ASSETS:
Change in net assets	(23,619)	(210,905)	(1,001)	(9,864)
Beginning of period	106,057	316,962	11,083	20,947

End of period	$82,438	$106,057	$10,082	$11,083

Accumulated undistributed (distributions in excess of) net investment income	$900	$3,247	$(1)	$2

SHARE TRANSACTIONS:
Issued	1,276	3,544	179	268
Reinvested	173	541	—	—
Redeemed	(2,841)	(20,060)	(293)	(1,146)

Change in Shares	(1,392)	(15,975)	(114)	(878)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2016 (Unaudited)	$12.02	$0.13	(g)	$(0.62)	$(0.49)	$(0.44)
Year Ended October 31, 2015	12.78	0.26	(g)	(0.69)	(0.43)	(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(g)	(1.00)	(0.59)	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(f)

$11.09	(4.12)%	$82,438	—%	2.44%	0.31%	44%
12.02	(3.42)	106,057	—	2.11	0.20	113
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2016 (Unaudited)	$9.95	$0.15	(g)	$0.13	$0.28	$(0.15)
Year Ended October 31, 2015	10.52	0.31	(g)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)
Year Ended October 31, 2012	10.71	0.27		0.39	0.66	(0.26)
Year Ended October 31, 2011	10.50	0.28		0.21	0.49	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(f)

$10.08	2.87%	$10,082	—%	3.03%	1.73%	9%
9.95	(2.27)	11,083	—	3.07	1.01	—	(h)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

Prior to April 1, 2016, JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$79,098	$—	$79,098

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,102	$8,603	$—	$10,705

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(941)	$—	$(941)

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2016.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2016, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

As of April 30, 2016, the Fund did not hold futures contracts.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2016 (amounts in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$647

D. Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2016 are as follows (amounts in thousands):

Fund		Fund Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(784)	$1,060
		Royal Bank of Scotland	(155)	260

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2016 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$9,571
Ending Notional Balance — Pays Fixed Rate	8,000

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(941)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2016 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
BNP Paribas	$2	$—	$(2	)(b)	$—
Deutsche Bank AG, New York	784	—	—		784
Royal Bank of Scotland	155	—	(155	)(b)	—

	$941	$—	$(157)		$784

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2016, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(223)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$—	(a)

(a)	Amount rounds to less than $1,000.

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(191)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$179

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales (effective March 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2017.

For the six months ended April 30, 2016, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$36	$99
Tax Aware Real Return SMA Fund	4	86

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 was as follows (amount in thousands):

Tax Aware Real Return SMA Fund	$	—(a)

(a)	Amount rounds to less than $1,000.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, International Value SMA Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $2,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$38,232	$55,835
Tax Aware Real Return SMA Fund	926	3,717

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$72,905	$8,069	$1,876	$6,193
Tax Aware Real Return SMA Fund	9,964	741	—	741

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return SMA Fund	$302	$—

At October 31, 2015, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$10,162	$—	$—	$10,162
Tax Aware Real Return SMA Fund	—	9	4	13

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

International Value SMA Fund has three shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own 90.2% of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2016, International Value SMA Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

	France	Germany	Japan
International Value SMA Fund	11.2%	13.4%	39.6%

As of April 30, 2016, substantially all of the International Value SMA Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2016	J.P. MORGAN SMA FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$958.80	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	$1,000.00	$1,028.70	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-SMA-416

Semi-Annual Report

J.P. Morgan Funds

April 30, 2016 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory – an experiment that the Bank of Japan embarked upon at the end of January – and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

Financial market volatility rose sharply in the first two months of 2016 amid investor concerns about economic stability in China, falling global oil prices and uncertainty about the direction of central bank interest rate policy in the U.S. However, the U.S. Federal Reserve responded to global conditions by adopting a more accommodative policy stance and central banks in China, Japan and the European Union took further steps to stabilize markets and extend economic expansion. By the end of March, global prices for both equities and crude oil had rebounded from mid-February lows.

Emerging markets debt and equity prices came under pressure in late 2015 and early 2016 from weakness in commodities prices and slowing demand in China. However, as financial markets elsewhere stabilized somewhat, emerging market equities experienced a significant but brief rally in April. The MSCI World Index (net of foreign withholding taxes) returned -1.05% and the Barclays U.S. Aggregate returned 2.82% for the six month period.

2	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.07)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	(1.05)%
Barclays U.S. Aggregate Index	2.82%
Global Allocation Composite Benchmark	0.60%

Net Assets as of 4/30/2016 (In Thousands)	$1,340,091

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2016, the Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), the Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

Relative to the Benchmark, the Fund’s overweight allocation to non-U.S. sectors was a leading detractor from performance for the six month reporting period. Additionally, the Fund’s allocation to high yield bonds (also known as “junk bonds”) detracted from relative performance as high yield bonds underperformed core fixed income debt securities.

The Fund’s holdings in developed market equity securities and its bias away from emerging market equity and currencies were positive contributors to relative performance amid weakness in global oil prices and uncertainty around monetary policy from the U.S. Federal Reserve (the “Fed”).

The Fund’s portfolio managers’ decision to remove the hedged exposure to the euro, the British pound and the Japanese yen also helped relative performance as the U.S. dollar weakened against other developed market currencies during the six month period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a constructive view on developed market equities and extended credit. However, the Fund’s developed market equity exposure decreased in both Europe and Japan, given the portfolio managers’ views on slowing, but still positive, global growth. Japanese equity exposure decreased after the central bank’s negative interest rate policy hurt investor sentiment as evidenced by a strengthening yen, which hurt asset prices. The portfolio managers added to the Fund’s emerging market equity exposure toward the end of the reporting period given stabilization in emerging market currencies driven by less Fed tightening priced into the intermediate term. In fixed income assets, the portfolio managers maintained a positive view on credit as expressed through high yield bonds in the U.S. and Europe, as well as non-agency mortgages. Within core fixed income, the Fund increased its allocation to global government bonds as a way to play “defense” against the allocations to the equity market and the high yield market if global growth was challenged further.

APRIL 30, 2016	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.7%
2.	France Government Bond OAT, (France), 1.750%, 11/25/24	1.7
3.	U.S. Treasury Notes, (United States), 0.500%, 01/31/17	1.1
4.	Republic of Canada, (Canada), 1.750%, 03/01/19	1.0
5.	U.S. Treasury Notes, (United States), 2.125%, 06/30/22	0.6
6.	S&P 500 Index, (United States), Expiring 06/17/2016 at $1,950.00, European Style 06/17/16	0.6
7.	Alphabet, Inc., (United States), Class C	0.6
8.	Government of Japan, (Japan), Series 154, 1.200%, 09/20/35	0.6
9.	U.S. Treasury Notes, (United States), 2.250%, 11/15/24	0.5
10.	HDFC Bank Ltd., (India), ADR	0.5

PORTFOLIO COMPOSITION***
Common Stocks	47.1%
Corporate Bonds	25.0
Foreign Government Securities	6.3
Asset-Backed Securities	5.9
Collateralized Mortgage Obligations	3.2
U.S. Treasury Obligations	2.3
Others (each less than 1.0%)	3.2
Short-Term Investment	7.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	APRIL 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		(5.65)%	(7.58)%	2.15%	3.66%
Without Sales Charge		(1.18)	(3.25)	3.74	4.64
CLASS C SHARES	May 31, 2011
With CDSC***		(2.44)	(4.74)	3.19	4.11
Without CDSC		(1.44)	(3.74)	3.19	4.11
CLASS R2 SHARES	May 31, 2011	(1.34)	(3.51)	3.47	4.37
SELECT CLASS SHARES	May 31, 2011	(1.07)	(3.03)	3.98	4.89

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2016	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.67%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	(1.05)%
Barclays U.S. Aggregate Index	2.82%
Income Builder Composite Benchmark	0.60%

Net Assets as of 4/30/2016 (In Thousands)	$11,949,132

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions Team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2016, the Fund’s Class A Shares, without a sales charge, outperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index. The Fund underperformed the Barclays U.S. Aggregate Index. The Fund’s lower weighting toward equities in favor of high yield debt (also known as “junk bonds”) and investment grade corporate debt were positive contributors to performance relative to both the MSCI World Index and the Composite

Benchmark. The Funds’ allocation to global equities detracted from performance relative to the Barclays U.S. Aggregate Index, which holds no equity, as bonds generally outperformed equity prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. The portfolio managers expected slow but still positive growth in the U.S., with low recession risk. However, they believed the level of U.S. growth was too low and equity valuations were too high to ignore increasing risks from the global economy. During the reporting period, the portfolio managers reduced the Fund’s allocation to equities in favor of bonds by adding to the Fund’s position in high yield debt and U.S. investment-grade fixed income. In the low growth environment, the portfolio managers preferred quality and yield to capital growth. While interest rates were beginning to rise in the U.S. during the reporting period, they remained extremely low globally, so the portfolio managers believed that investors’ desire for yield and their own low expectations for recession would provide a solid backdrop for stable performance in high yield and other credit asset classes.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN FUNDS	APRIL 30, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Occidental Petroleum Corp. (United States) (Common Stock)	0.6%
2.	Home Depot, Inc. (The) (United States) (Common Stock)	0.6
3.	Microsoft Corp. (United States) (Common Stock)	0.6
4.	Unibail-Rodamco SE, (France) (Common Stock)	0.6
5.	GlaxoSmithKline plc, (United Kingdom) (Common Stock)	0.6
6.	Altria Group, Inc. (United States) (Common Stock)	0.6
7.	Wells Fargo & Co. (United States) (Common Stock)	0.6
8.	General Electric Co., Series D, VAR, 5.000%, 01/21/21 (United States) (Preferred Security)	0.5
9.	Pfizer, Inc. (United States) (Common Stock)	0.5
10.	CME Group, Inc. (United States) (Common Stock)	0.5

PORTFOLIO COMPOSITION*
Corporate Bonds	39.4%
Common Stocks	34.5
Preferred Securities	6.4
Asset-Backed Securities	4.6
Collateralized Mortgage Obligations	3.7
Foreign Government Securities	3.4
Preferred Stocks	1.8
Commercial Mortgage-Backed Securities	1.4
Convertible Bonds	1.2
Others (each less than 1.0%)	1.4
Short-Term Investments	2.2

*	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2007
With Sales Charge**		(3.87)%	(6.00)%	3.83%	4.45%
Without Sales Charge		0.67	(1.57)	4.78	4.99
CLASS C SHARES	May 31, 2007
With CDSC***		(0.58)	(3.08)	4.26	4.47
Without CDSC		0.42	(2.08)	4.26	4.47
SELECT CLASS SHARES	May 31, 2007	0.73	(1.43)	4.94	5.18

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the six month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 5.9%
	United States — 5.9%
612	ABFC Trust, Series 2004-HE1, Class M1, VAR, 1.339%, 03/25/34	565
1,657	Accredited Mortgage Loan Trust, Series 2004-3, Class 2A5, VAR, 1.519%, 10/25/34	1,537
	ACE Securities Corp. Home Equity Loan Trust,
683	Series 2002-HE3, Class M1, VAR, 2.239%, 10/25/32	661
1,735	Series 2003-HE1, Class M1, VAR, 1.414%, 11/25/33	1,620
441	Series 2003-NC1, Class M1, VAR, 1.609%, 07/25/33	421
518	Series 2003-OP1, Class M1, VAR, 1.489%, 12/25/33	490
349	Series 2004-HE4, Class M1, VAR, 1.414%, 12/25/34	342
146	Series 2005-HE7, Class A1B2, VAR, 1.039%, 11/25/35	143
	Ameriquest Mortgage Securities, Inc.,
747	Series 2003-10, Class M1, VAR, 1.489%, 12/25/33	694
328	Series 2003-10, Class M2, VAR, 2.989%, 12/25/33	316
528	Series 2004-FR1W, Class A6, VAR, 4.640%, 05/25/34	527
161	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-11, Class M3, VAR, 3.229%, 12/25/33	155
447	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.314%, 10/25/34	415
	Argent Securities, Inc.,
1,068	Series 2003-W5, Class M2, VAR, 3.214%, 10/25/33	1,009
983	Series 2004-W4, Class A, VAR, 0.959%, 03/25/34	913
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
188	Series 2003-W9, Class M2, VAR, 3.019%, 01/25/34	181
1,538	Series 2004-W2, Class M1, VAR, 1.279%, 04/25/34	1,411
324	Series 2004-W5, Class M1, VAR, 1.339%, 04/25/34	305
	Asset Backed Securities Corp. Home Equity Loan Trust,
762	Series 2004-HE2, Class M2, VAR, 2.314%, 04/25/34	681
1,315	Series 2004-HE3, Class M2, VAR, 2.119%, 06/25/34	1,171

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
958	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 1.483%, 01/15/34	888
	Bear Stearns Asset-Backed Securities I Trust,
1,125	Series 2004-FR2, Class M3, VAR, 2.239%, 06/25/34	1,086
1,052	Series 2004-HE6, Class M2, VAR, 2.314%, 08/25/34	964
	Bear Stearns Asset-Backed Securities Trust,
718	Series 2004-1, Class M1, VAR, 1.414%, 06/25/34	679
238	Series 2004-2, Class M1, VAR, 1.639%, 08/25/34	217
1,270	Chase Funding Trust, Series 2002-2, Class 2M1, VAR, 1.339%, 02/25/32	1,217
	Countrywide Asset-Backed Certificates,
46	Series 2002-3, Class M1, VAR, 1.564%, 03/25/32	45
68	Series 2002-4, Class M1, VAR, 1.564%, 12/25/32	62
520	Series 2003-BC4, Class M2, VAR, 1.789%, 06/25/33	505
295	Series 2003-BC6, Class M2, VAR, 2.164%, 10/25/33	262
136	Series 2004-2, Class M1, VAR, 1.189%, 05/25/34	128
545	Series 2004-3, Class M1, VAR, 1.189%, 06/25/34	520
766	Series 2005-AB3, Class 1A1, VAR, 0.689%, 02/25/36	682
1,561	Series 2006-4, Class 1A1M, VAR, 0.699%, 07/25/36	1,481
1,061	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.384%, 01/25/35	961
	Credit-Based Asset Servicing and Securitization LLC,
1,560	Series 2004-CB4, Class A5, SUB, 6.780%, 05/25/35	1,563
649	Series 2004-CB5, Class M1, VAR, 1.354%, 01/25/34	604
190	Series 2005-CB1, Class M2, VAR, 1.534%, 01/25/35	170
	CWABS, Inc. Asset-Backed Certificates,
621	Series 2003-BC1, Class A1, VAR, 1.239%, 03/25/33	569
291	Series 2004-1, Class M1, VAR, 1.189%, 03/25/34	278

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	CWABS, Inc. Asset-Backed Certificates Trust,
976	Series 2004-4, Class M1, VAR, 1.159%, 07/25/34	903
116	Series 2004-5, Class M3, VAR, 2.164%, 07/25/34	105
2,738	Series 2004-6, Class 1A1, VAR, 0.979%, 12/25/34	2,521
802	Series 2004-6, Class M1, VAR, 1.339%, 10/25/34	755
99	Series 2004-6, Class M2, VAR, 1.414%, 10/25/34	93
370	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	357
	First Franklin Mortgage Loan Trust,
894	Series 2004-FF7, Class M1, VAR, 1.309%, 09/25/34	829
632	Series 2005-FF10, Class A1, VAR, 0.739%, 11/25/35	559
	Fremont Home Loan Trust,
65	Series 2003-B, Class M2, VAR, 2.869%, 12/25/33	63
1,763	Series 2004-A, Class M1, VAR, 1.264%, 01/25/34	1,602
3	Series 2005-D, Class 2A3, VAR, 0.689%, 11/25/35	4
	GSAMP Trust,
454	Series 2004-AR1, Class M1, VAR, 1.414%, 06/25/34	432
797	Series 2004-OPT, Class M1, VAR, 1.309%, 11/25/34	727
419	Series 2006-HE3, Class A2C, VAR, 0.599%, 05/25/46	375
	Home Equity Asset Trust,
1,272	Series 2003-3, Class M1, VAR, 1.729%, 08/25/33	1,211
411	Series 2004-7, Class M1, VAR, 1.369%, 01/25/35	387
1,363	Series 2007-2, Class 2A2, VAR, 0.624%, 07/25/37	1,308
	Home Equity Mortgage Loan Asset-Backed Trust,
325	Series 2004-B, Class M3, VAR, 1.639%, 11/25/34	290
358	Series 2004-B, Class M8, VAR, 3.739%, 11/25/34	289
1,284	Series 2006-B, Class 2A3, VAR, 0.629%, 06/25/36	1,166

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Long Beach Mortgage Loan Trust,
1,264	Series 2004-1, Class M1, VAR, 1.189%, 02/25/34	1,193
1,165	Series 2004-3, Class M2, VAR, 1.339%, 07/25/34	1,093
669	Series 2004-3, Class M4, VAR, 2.051%, 07/25/34	623
	MASTR Asset-Backed Securities Trust,
171	Series 2003-NC1, Class M5, VAR, 6.439%, 04/25/33	146
1,650	Series 2004-WMC2, Class M1, VAR, 1.339%, 04/25/34	1,530
1,053	Series 2005-NC1, Class M2, VAR, 1.189%, 12/25/34	1,004
	Morgan Stanley ABS Capital I, Inc. Trust,
334	Series 2003-HE2, Class M2, VAR, 2.914%, 08/25/33	324
901	Series 2004-HE6, Class M1, VAR, 1.264%, 08/25/34	851
38	Series 2004-HE8, Class M3, VAR, 1.564%, 09/25/34	35
460	Series 2004-NC5, Class M1, VAR, 1.339%, 05/25/34	422
559	Series 2004-NC6, Class M2, VAR, 2.314%, 07/25/34	488
818	Series 2004-NC7, Class M2, VAR, 1.369%, 07/25/34	789
64	Series 2005-HE1, Class M3, VAR, 1.219%, 12/25/34	51
423	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, VAR, 1.419%, 02/25/33	398
	New Century Home Equity Loan Trust,
655	Series 2004-2, Class M3, VAR, 1.444%, 08/25/34	577
1,342	Series 2004-4, Class M1, VAR, 1.204%, 02/25/35	1,200
340	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 3.814%, 09/25/33	303
1,859	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class M1, VAR, 1.459%, 07/25/33	1,671
	Option One Mortgage Loan Trust,
749	Series 2004-1, VAR, 2.089%, 01/25/34	660
804	Series 2004-1, Class M1, VAR, 1.339%, 01/25/34	748
38	Series 2004-3, Class M2, VAR, 1.294%, 11/25/34	34

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	Pretium Mortgage Credit Partners I LLC,
1,678	Series 2015-NPL3, Class A1, SUB, 4.375%, 10/27/30 (e)	1,673
700	Series 2016-NPL3, Class A1, SUB, 4.375%, 10/25/54 (e)	700
996	Pretium Mortgage Credit Partners LLC, Series 2016-NPL1, Class A1, SUB, 4.375%, 02/27/31 (e)	995
709	RAMP Trust, Series 2006-EFC2, Class A3, VAR, 0.599%, 12/25/36	682
	RASC Trust,
217	Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	224
1,739	Series 2005-EMX1, Class M1, VAR, 1.084%, 03/25/35	1,627
	Renaissance Home Equity Loan Trust,
734	Series 2003-2, Class A, VAR, 1.319%, 08/25/33	678
427	Series 2003-2, Class M1, VAR, 1.676%, 08/25/33	394
216	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	219
	Saxon Asset Securities Trust,
481	Series 2003-3, Class M1, VAR, 1.414%, 12/25/33	453
354	Series 2006-2, Class A3C, VAR, 0.589%, 09/25/36	336
1,645	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M1, VAR, 1.414%, 08/25/34	1,543
1,000	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.339%, 11/25/34	928
	Structured Asset Investment Loan Trust,
486	Series 2003-BC11, Class M1, VAR, 1.414%, 10/25/33	469
483	Series 2004-6, Class A3, VAR, 1.239%, 07/25/34	454
505	Series 2004-7, Class M2, VAR, 1.564%, 08/25/34	440
1,384	Series 2004-BNC1, Class A4, VAR, 1.379%, 09/25/34	1,285
88	Series 2004-BNC1, Class A5, VAR, 1.679%, 09/25/34	80
565	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.609%, 12/25/36	482
1,728	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	1,726

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,849	VOLT XLII LLC, Series 2016-NPL2, Class A1, SUB, 4.250%, 03/26/46 (e)	1,850
1,152	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	1,143
1,555	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	1,538
1,369	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	1,352
1,594	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	1,579
	Wells Fargo Home Equity Asset-Backed Securities Trust,
77	Series 2004-2, Class M6, VAR, 3.259%, 10/25/34	76
97	Series 2004-2, Class M8A, VAR, 4.939%, 10/25/34 (e)	88
1,015	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 1A, VAR, 0.739%, 04/25/34	960

	Total Asset-Backed Securities (Cost $78,553)	78,528

Collateralized Mortgage Obligations —3.2%
	Non-Agency CMO — 3.2%
	United States — 3.2%
	Alternative Loan Trust
133	Series 2004-24CB, Class 1A1, 6.000%, 11/25/34	135
725	Series 2004-27CB, Class A1, 6.000%, 12/25/34	722
682	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	655
180	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	180
144	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	141
33	Series 2005-19CB, Class A2, IF, 15.975%, 06/25/35 (u)	41
133	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	125
673	Banc of America Mortgage Trust, Series 2004-D, Class 2A2, VAR, 3.093%, 05/25/34	665
	Bear Stearns ALT-A Trust
130	Series 2005-4, Class 23A1, VAR, 2.893%, 05/25/35	124
260	Series 2005-4, Class 23A2, VAR, 2.893%, 05/25/35	254
328	Series 2005-7, Class 12A3, VAR, 1.119%, 08/25/35	299

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Bear Stearns ARM Trust
760	Series 2004-3, Class 2A, VAR, 2.675%, 07/25/34	738
978	Series 2005-5, Class A2, VAR, 2.710%, 08/25/35	974
464	Series 2005-9, Class A1, VAR, 2.660%, 10/25/35	446
904	Series 2006-1, Class A1, VAR, 2.580%, 02/25/36	881
	Chase Mortgage Finance Trust
380	Series 2006-S4, Class A5, 6.000%, 12/25/36	331
204	Series 2007-A1, Class 1A1, VAR, 2.815%, 02/25/37	204
449	Series 2007-A1, Class 1A5, VAR, 2.815%, 02/25/37	429
294	Series 2007-A1, Class 8A1, VAR, 2.763%, 02/25/37	295
339	Series 2007-A2, Class 2A1, VAR, 2.714%, 07/25/37	329
	CHL Mortgage Pass-Through Trust
149	Series 2004-9, Class A7, 5.250%, 06/25/34	153
775	Series 2004-25, Class 2A1, VAR, 1.119%, 02/25/35	667
286	Series 2004-HYB7, Class 1A1, VAR, 2.693%, 11/20/34	280
316	Series 2004-HYB7, Class 1A2, VAR, 2.693%, 11/20/34	310
338	Series 2006-21, Class A14, 6.000%, 02/25/37	311
390	Series 2007-10, Class A4, 5.500%, 07/25/37	318
	Citigroup Mortgage Loan Trust, Inc.
896	Series 2005-3, Class 2A2A, VAR, 2.753%, 08/25/35	879
979	Series 2005-4, Class A, VAR, 2.789%, 08/25/35	953
779	Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	775
267	Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	263
	Credit Suisse First Boston Mortgage Securities Corp.
64	Series 2003-25, Class 2A1, 4.500%, 10/25/18	63
751	Series 2004-8, Class 5A1, 6.000%, 12/25/34	773

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	GSR Mortgage Loan Trust
648	Series 2004-11, Class 2A2, VAR, 2.861%, 09/25/34	634
368	Series 2005-AR6, Class 1A1, VAR, 2.926%, 09/25/35	376
545	Series 2005-AR6, Class 4A5, VAR, 2.805%, 09/25/35	543
	Impac CMB Trust
155	Series 2004-6, Class 1A2, VAR, 1.219%, 10/25/34	142
416	Series 2007-A, Class M1, VAR, 0.839%, 05/25/37 (e)	385
	JP Morgan Mortgage Trust
598	Series 2005-A5, Class 2A2, VAR, 2.774%, 08/25/35	596
421	Series 2005-A8, Class 2A3, VAR, 2.556%, 11/25/35	389
248	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.852%, 04/21/34	248
	MASTR Alternative Loan Trust
211	Series 2004-6, Class 8A1, 5.500%, 07/25/34	214
243	Series 2005-1, Class 1A1, 5.500%, 02/25/35	255
	Merrill Lynch Mortgage Investors Trust
138	Series 2003-A4, Class 3A, VAR, 3.095%, 05/25/33	132
136	Series 2005-1, Class 2A1, VAR, 2.394%, 04/25/35	132
106	Series 2005-A2, Class A3, VAR, 2.643%, 02/25/35	101
513	Series 2005-A5, Class A3, VAR, 2.563%, 06/25/35	500
	Morgan Stanley Mortgage Loan Trust
242	Series 2004-5AR, Class 4A, VAR, 2.914%, 07/25/34	231
582	Series 2004-7AR, Class 2A6, VAR, 2.606%, 09/25/34	568
464	Series 2004-11AR, Class 1A2A, VAR, 0.749%, 01/25/35	432
1,216	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.719%, 12/25/35	1,053
	Opteum Mortgage Acceptance Corp. Trust
953	Series 2005-4, Class 1A2, VAR, 0.829%, 11/25/35	865

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
957	Series 2006-1, Class 1AC1, VAR, 0.739%, 04/25/36	827
1,339	Series 2006-1, Class 1APT, VAR, 0.649%, 04/25/36	1,103
1	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 0.000%, 04/25/18	1
134	RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	125
	Residential Asset Securitization Trust
37	Series 2004-A3, Class A1, 4.500%, 06/25/34	37
403	Series 2004-A8, Class A1, 5.250%, 11/25/34	405
	RFMSI Trust
38	Series 2003-S15, Class A1, 4.500%, 08/25/18	38
48	Series 2003-S16, Class A2, 4.500%, 09/25/18	48
112	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	113
1,322	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.639%, 07/20/36	1,190
	Structured Adjustable Rate Mortgage Loan Trust
492	Series 2004-16, Class 5A1, VAR, 2.702%, 11/25/34	470
1,262	Series 2004-16, Class 5A2, VAR, 2.702%, 11/25/34	1,197
581	Series 2005-17, Class 4A3, VAR, 2.736%, 08/25/35	566
	WaMu Mortgage Pass-Through Certificates Trust
44	Series 2003-S8, Class A2, 5.000%, 09/25/18	45
111	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	112
1,238	Series 2005-AR3, Class A1, VAR, 2.799%, 03/25/35	1,203
906	Series 2005-AR5, Class A6, VAR, 2.545%, 05/25/35	896
628	Series 2005-AR7, Class A3, VAR, 2.498%, 08/25/35	615
440	Series 2005-AR10, Class 1A3, VAR, 2.502%, 09/25/35	420
568	Series 2005-AR14, Class 1A4, VAR, 2.525%, 12/25/35	546
108	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.500%, 03/25/18	108

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
877	Wells Fargo Mortgage Backed Securities, Series 2005-AR14, Class A1, VAR, 2.751%, 08/25/35	858
894	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR6, Class 7A1, VAR, 2.759%, 03/25/36	881
	Wells Fargo Mortgage-Backed Securities Trust
351	Series 2003-H, Class A1, VAR, 2.740%, 09/25/33	349
378	Series 2003-K, Class 1A1, VAR, 2.616%, 11/25/33	377
394	Series 2003-M, Class A1, VAR, 2.787%, 12/25/33	394
868	Series 2004-CC, Class A1, VAR, 2.838%, 01/25/35	872
568	Series 2004-DD, Class 1A1, VAR, 2.833%, 01/25/35	564
199	Series 2004-EE, Class 2A2, VAR, 2.763%, 12/25/34	203
223	Series 2004-H, Class A1, VAR, 2.754%, 06/25/34	222
128	Series 2004-K, Class 1A2, VAR, 2.745%, 07/25/34	127
496	Series 2004-K, Class 2A6, VAR, 2.740%, 07/25/34	512
119	Series 2004-N, Class A7, VAR, 2.731%, 08/25/34	118
191	Series 2004-Z, Class 2A2, VAR, 2.851%, 12/25/34	190
1,487	Series 2005-AR1, Class 1A1, VAR, 2.765%, 02/25/35	1,475
461	Series 2005-AR1, Class 2A1, VAR, 2.764%, 02/25/35	454
507	Series 2005-AR2, Class 2A2, VAR, 2.876%, 03/25/35	510
189	Series 2005-AR2, Class 3A1, VAR, 2.855%, 03/25/35	190
270	Series 2005-AR3, Class 1A1, VAR, 2.828%, 03/25/35	276
786	Series 2005-AR10, Class 2A1, VAR, 2.825%, 06/25/35	786
452	Series 2005-AR11, Class 1A1, VAR, 2.776%, 06/25/35	446
482	Series 2005-AR16, Class 6A3, VAR, 2.831%, 10/25/35	482
998	Series 2006-AR2, Class 2A1, VAR, 2.841%, 03/25/36	977
90	Series 2006-AR2, Class 2A3, VAR, 2.841%, 03/25/36	88

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
312	Series 2006-AR3, Class A3, VAR, 3.035%, 03/25/36	305

	Total Collateralized Mortgage Obligations (Cost $43,199)	43,230

Commercial Mortgage-Backed Securities —0.8%
	United States — 0.8%
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,386	Series 2006-LDP8, Class AJ, VAR, 5.480%, 05/15/45	1,383
1,000	Series 2007-LD11, Class AM, VAR, 5.929%, 06/15/49	994
1,000	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	986
1,700	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.096%, 07/15/44	1,659
2,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	1,988
	Morgan Stanley Capital I Trust,
469	Series 2006-HQ8, Class AJ, VAR, 5.590%, 03/12/44	468
1,750	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	1,739
	Wachovia Bank Commercial Mortgage Trust,
100	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	99
1,000	Series 2007-C31, Class C, VAR, 5.829%, 04/15/47	970

	Total Commercial Mortgage-Backed Securities (Cost $10,291)	10,286

SHARES
Common Stocks —47.1%
	Australia — 1.1%
191	AMP Ltd.	847
123	Australia & New Zealand Banking Group Ltd.	2,260
138	BHP Billiton Ltd.	2,153
46	Commonwealth Bank of Australia	2,592
9	CSL Ltd.	730
118	Dexus Property Group	753
233	Goodman Group	1,213
26	Macquarie Group Ltd.	1,243
5	National Australia Bank Ltd.	112
62	Oil Search Ltd.	327
60	Wesfarmers Ltd.	1,937

SHARES	SECURITY DESCRIPTION	VALUE

	Australia — continued
32	Westpac Banking Corp.	751

		14,918

	Belgium — 0.2%
21	Anheuser-Busch InBev S.A./N.V.	2,631

	Bermuda — 0.1%
28	Lazard Ltd., Class A	1,005

	Brazil — 0.6%
321	AMBEV S.A., ADR	1,797
181	CCR S.A.	844
172	Cielo S.A.	1,666
161	Lojas Renner S.A.	967
80	Ultrapar Participacoes S.A.	1,686
29	Vale S.A., ADR	132
252	WEG S.A.	1,115

		8,207

	Canada — 0.0% (g)
11	Brookfield Asset Management, Inc., Class A	380
3	Novadaq Technologies, Inc. (a)	38

		418

	Chile — 0.1%
47	Banco Santander Chile, ADR (a)	920

	China — 0.6%
13	Baidu, Inc., ADR (a)	2,448
814	CNOOC Ltd.	1,006
1,235	Geely Automobile Holdings Ltd.	614
159	Tencent Holdings Ltd.	3,225
238	Tingyi Cayman Islands Holding Corp.	277
220	Tsingtao Brewery Co., Ltd., Class H	830

		8,400

	Denmark — 0.2%
13	Chr Hansen Holding A/S	837
36	Novo Nordisk A/S, Class B	2,014

		2,851

	Finland — 0.4%
20	Cargotec Oyj, Class B	740
323	Nokia OYJ	1,908
68	Outokumpu OYJ (a)	286
44	UPM-Kymmene OYJ	836
24	Wartsila OYJ Abp	1,027

		4,797

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	France — 1.8%
23	Air Liquide S.A.	2,641
34	Airbus Group SE	2,120
14	Arkema S.A.	1,086
104	AXA S.A.	2,615
35	BNP Paribas S.A.	1,878
13	Capgemini S.A.	1,170
70	Engie S.A.	1,162
197	Natixis S.A.	1,086
17	Renault S.A.	1,642
25	Sanofi	2,076
14	Schneider Electric SE (a)	910
8	Sodexo S.A.	825
13	Thales S.A.	1,085
46	TOTAL S.A.	2,324
68	Vivendi S.A.	1,308

		23,928

	Germany — 1.5%
14	adidas AG	1,770
3	Allianz SE	593
3	BASF SE	207
28	Bayer AG	3,206
24	Brenntag AG	1,389
39	Daimler AG, Reg. S,	2,747
6	Deutsche Bank AG	112
29	Deutsche Post AG	847
113	Deutsche Telekom AG	1,992
70	E.ON SE	723
9	HeidelbergCement AG	786
114	Infineon Technologies AG	1,623
7	Linde AG	1,078
32	SAP SE	2,529
9	Siemens AG	964

		20,566

	Hong Kong — 1.0%
765	AIA Group Ltd.	4,579
147	Cheung Kong Property Holdings Ltd.	1,003
150	CK Hutchison Holdings Ltd.	1,793
15	Hang Seng Bank Ltd.	267
38	Jardine Matheson Holdings Ltd.	2,110
115	Power Assets Holdings Ltd.	1,094
428	Sands China Ltd.	1,525
978	Sun Art Retail Group Ltd.	733

SHARES	SECURITY DESCRIPTION	VALUE

	Hong Kong — continued
136	Wharf Holdings Ltd. (The)	735

		13,839

	India — 1.1%
112	HDFC Bank Ltd., ADR	7,055
287	Infosys Ltd., ADR	5,397
114	Mahindra & Mahindra Ltd., GDR	2,256

		14,708

	Indonesia — 0.3%
2,396	Astra International Tbk PT	1,216
940	Bank Central Asia Tbk PT	927
1,313	Bank Rakyat Indonesia Persero Tbk PT	1,026
204	Unilever Indonesia Tbk PT	657

		3,826

	Ireland — 0.3%
10	DCC plc	875
13	Ryanair Holdings plc, ADR	1,056
38	Shire plc	2,341

		4,272

	Israel — 0.1%
8	Caesarstone Sdot-Yam Ltd. (a)	285
26	Mobileye N.V. (a)	994
10	Teva Pharmaceutical Industries Ltd., ADR	527

		1,806

	Italy — 0.5%
91	Assicurazioni Generali S.p.A.	1,386
48	Atlantia S.p.A.	1,336
453	Enel S.p.A.	2,059
1,216	Telecom Italia S.p.A. (a)	1,187
235	UniCredit S.p.A.	912

		6,880

	Japan — 4.1%
72	Amada Holdings Co., Ltd.	718
40	Bridgestone Corp.	1,458
8	Central Japan Railway Co.	1,436
19	Daikin Industries Ltd.	1,492
21	Dentsu, Inc.	1,087
71	DMG Mori Co., Ltd.	798
20	East Japan Railway Co.	1,759
17	Electric Power Development Co., Ltd.	509
194	Fujitsu Ltd.	678
301	Hitachi Ltd.	1,379
66	Honda Motor Co., Ltd.	1,784

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Japan — continued
69	J. Front Retailing Co., Ltd.	834
7	Japan Tobacco, Inc.	286
30	JFE Holdings, Inc.	417
220	JX Holdings, Inc.	946
182	Kajima Corp.	1,131
43	KDDI Corp.	1,236
2	Keyence Corp.	1,139
81	Kirin Holdings Co., Ltd.	1,174
60	Kyowa Hakko Kirin Co., Ltd.	1,068
43	Kyushu Electric Power Co., Inc.	431
31	LIXIL Group Corp.	643
23	Mabuchi Motor Co., Ltd.	1,165
80	Mazda Motor Corp.	1,219
56	Medipal Holdings Corp.	880
499	Mitsubishi UFJ Financial Group, Inc.	2,301
32	Mitsui & Co., Ltd.	391
61	Mitsui Fudosan Co., Ltd.	1,490
33	MS&AD Insurance Group Holdings, Inc.	882
26	NGK Spark Plug Co., Ltd.	512
13	Nidec Corp.	938
37	Nippon Steel & Sumitomo Metal Corp.	772
43	Nippon Telegraph & Telephone Corp.	1,906
94	Nishi-Nippon City Bank Ltd. (The)	170
37	Omron Corp.	1,168
57	ORIX Corp.	799
39	Otsuka Holdings Co., Ltd.	1,513
49	Seiko Epson Corp.	805
47	Seven & i Holdings Co., Ltd.	1,897
27	Shin-Etsu Chemical Co., Ltd.	1,495
56	Sony Corp.	1,366
116	Sumitomo Bakelite Co., Ltd.	479
61	Sumitomo Mitsui Financial Group, Inc.	1,848
36	Sumitomo Realty & Development Co., Ltd.	1,047
28	Suntory Beverage & Food Ltd.	1,219
18	Suzuken Co., Ltd.	630
72	Takashimaya Co., Ltd.	526
172	Tokyo Gas Co., Ltd.	759
69	Toyota Motor Corp.	3,477
61	Yamato Holdings Co., Ltd.	1,228

		55,285

	Luxembourg — 0.1%
218	ArcelorMittal	1,228

	Malaysia — 0.1%
160	Public Bank Bhd	766

SHARES	SECURITY DESCRIPTION	VALUE

	Mexico — 0.2%
88	Fibra Uno Administracion S.A. de C.V.	210
163	Grupo Financiero Banorte S.A.B. de C.V., Class O	923
531	Wal-Mart de Mexico S.A.B. de C.V.	1,315

		2,448

	Netherlands — 1.3%
164	Aegon N.V.	944
16	ASML Holding N.V. (a)	1,547
19	Heineken N.V.	1,737
158	ING Groep N.V., CVA	1,936
285	Koninklijke KPN N.V.	1,119
59	Koninklijke Philips N.V.	1,614
30	NN Group N.V.	1,055
1	NXP Semiconductors N.V. (a)	108
21	NXP Semiconductors N.V. (a)	1,833
77	Royal Dutch Shell plc, Class A	2,027
148	Royal Dutch Shell plc, Class B	3,880

		17,800

	New Zealand — 0.1%
332	Spark New Zealand Ltd.	858

	Norway — 0.0% (g)
22	DNB ASA	284

	Peru — 0.1%
8	Credicorp Ltd.	1,175

	Portugal — 0.1%
58	Galp Energia SGPS S.A.	795

	Russia — 0.4%
40	Lukoil PJSC, ADR	1,698
47	Magnit PJSC, Reg. S, GDR	1,615
9	Mail.Ru Group Ltd., Reg. S, GDR (a)	187
33	Mobile TeleSystems PJSC, ADR	309
203	Sberbank of Russia PJSC, ADR	1,629

		5,438

	Singapore — 0.3%
16	Broadcom Ltd.	2,387
151	DBS Group Holdings Ltd.	1,710
36	Singapore Exchange Ltd.	198

		4,295

	South Africa — 1.0%
46	Aspen Pharmacare Holdings Ltd. (a)	1,092
93	Bidvest Group Ltd. (The)	2,354
17	Capitec Bank Holdings Ltd.	685
436	FirstRand Ltd.	1,402

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	South Africa — continued
49	Mr Price Group Ltd.	624
129	MTN Group Ltd.	1,351
8	Naspers Ltd., Class N	1,138
100	Remgro Ltd.	1,802
109	RMB Holdings Ltd.	445
185	Sanlam Ltd.	899
89	Shoprite Holdings Ltd.	1,068
32	Tiger Brands Ltd.	794

		13,654

	South Korea — 0.4%
14	Hyundai Motor Co.	1,772
3	Samsung Electronics Co., Ltd.	3,160

		4,932

	Spain — 0.4%
257	Banco Santander S.A.	1,305
894	Bankia S.A.	834
82	Distribuidora Internacional de Alimentacion S.A.	455
179	Iberdrola S.A.	1,274
35	Repsol S.A.	467
120	Telefonica S.A.	1,311

		5,646

	Sweden — 0.3%
53	Electrolux AB, Series B	1,534
148	Nordea Bank AB	1,442
142	Sandvik AB	1,461

		4,437

	Switzerland — 2.0%
9	Actelion Ltd. (a)	1,462
25	Allied World Assurance Co. Holdings AG	895
10	Chubb Ltd.	1,207
18	Cie Financiere Richemont S.A.	1,188
23	Credit Suisse Group AG (a)	347
29	LafargeHolcim Ltd. (a)	1,474
82	Nestle S.A.	6,157
47	Novartis AG	3,583
19	Roche Holding AG	4,714
2	Syngenta AG	717
100	UBS Group AG	1,738
34	Wolseley plc	1,897
4	Zurich Insurance Group AG (a)	912

		26,291

SHARES	SECURITY DESCRIPTION	VALUE

	Taiwan — 0.6%
276	Delta Electronics, Inc.	1,277
218	President Chain Store Corp.	1,541
200	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,718

		7,536

	Thailand — 0.2%
96	Siam Cement PCL (The)	1,340
344	Siam Commercial Bank PCL (The)	1,309

		2,649

	Turkey — 0.1%
127	KOC Holding A.S.	665
230	Turkiye Garanti Bankasi A.S.	708

		1,373

	United Kingdom — 3.6%
115	3i Group plc	795
30	Associated British Foods plc	1,345
40	AstraZeneca plc	2,300
211	Aviva plc	1,335
890	Barclays plc	2,234
109	Barratt Developments plc	845
314	BP plc	1,732
65	British American Tobacco plc	3,970
512	Centrica plc	1,788
165	Debenhams plc	189
175	Dixons Carphone plc	1,089
53	Domino’s Pizza Group plc	713
146	GlaxoSmithKline plc	3,131
455	HSBC Holdings plc	3,018
41	InterContinental Hotels Group plc	1,645
121	ITV plc	399
2,155	Lloyds Banking Group plc	2,115
56	Prudential plc	1,097
24	Reckitt Benckiser Group plc	2,300
23	Rio Tinto Ltd.	914
7	Rio Tinto plc	243
154	RSA Insurance Group plc	1,035
74	SABMiller plc	4,529
159	Standard Chartered plc	1,285
258	Taylor Wimpey plc	695
42	Unilever N.V., CVA	1,863
1,062	Vodafone Group plc	3,422
12	Whitbread plc	676
31	WPP plc	718

		47,420

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — 21.8%
32	Acadia Healthcare Co., Inc. (a)	2,010
12	Acuity Brands, Inc.	2,970
16	Adobe Systems, Inc. (a)	1,510
26	Aetna, Inc.	2,905
9	Affiliated Managers Group, Inc. (a)	1,476
11	Air Products & Chemicals, Inc.	1,664
1	Alleghany Corp. (a)	427
12	Alphabet, Inc., Class C (a)	8,208
7	Amazon.com, Inc. (a)	4,737
27	American Electric Power Co., Inc.	1,706
87	American Homes 4 Rent, Class A	1,374
41	American International Group, Inc.	2,280
31	Amphenol Corp., Class A	1,718
10	Analog Devices, Inc.	551
32	Apple, Inc.	3,034
32	Aramark	1,065
21	Arista Networks, Inc. (a)	1,393
17	Arrow Electronics, Inc. (a)	1,056
2	AutoZone, Inc. (a)	1,225
21	Ball Corp.	1,532
193	Bank of America Corp.	2,813
22	Bed Bath & Beyond, Inc. (a)	1,062
49	Best Buy Co., Inc.	1,580
3	BlackRock, Inc.	1,151
16	Brinker International, Inc.	757
35	Bristol-Myers Squibb Co.	2,505
42	Brixmor Property Group, Inc.	1,062
46	Capital One Financial Corp.	3,303
32	Carlisle Cos., Inc.	3,308
80	CBRE Group, Inc., Class A (a)	2,364
19	CBS Corp. (Non-Voting), Class B	1,078
18	Celgene Corp. (a)	1,871
91	Charles Schwab Corp. (The)	2,594
7	Charter Communications, Inc., Class A (a)	1,476
6	Cigna Corp.	818
61	Cisco Systems, Inc.	1,669
14	CIT Group, Inc.	495
35	Citigroup, Inc.	1,632
41	Citizens Financial Group, Inc.	946
76	Clear Channel Outdoor Holdings, Inc., Class A	389
36	ClubCorp Holdings, Inc.	486
17	CNO Financial Group, Inc.	314
14	Columbia Sportswear Co.	829
21	Concho Resources, Inc. (a)	2,408
17	ConocoPhillips	829

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
6	CoStar Group, Inc. (a)	1,218
13	CVS Health Corp.	1,303
82	Delta Air Lines, Inc.	3,420
38	DISH Network Corp., Class A (a)	1,864
28	Dollar General Corp.	2,313
22	Dover Corp.	1,447
12	Dr. Pepper Snapple Group, Inc.	1,064
18	Duke Energy Corp.	1,457
15	Eagle Materials, Inc.	1,138
26	East West Bancorp, Inc.	974
14	EastGroup Properties, Inc.	853
16	Edison International	1,100
42	Electronic Arts, Inc. (a)	2,572
18	Energizer Holdings, Inc.	778
48	Entercom Communications Corp., Class A (a)	539
43	Envision Healthcare Holdings, Inc. (a)	964
11	EOG Resources, Inc.	914
12	EQT Corp.	835
7	Equifax, Inc.	826
25	Eversource Energy	1,395
11	Expedia, Inc.	1,298
48	Exxon Mobil Corp.	4,247
58	Facebook, Inc., Class A (a)	6,789
4	Fifth Third Bancorp	80
5	First Republic Bank	356
37	Fortune Brands Home & Security, Inc.	2,078
33	Gap, Inc. (The)	762
20	Genuine Parts Co.	1,880
37	Gilead Sciences, Inc.	3,230
39	GoDaddy, Inc., Class A (a)	1,172
20	Guidewire Software, Inc. (a)	1,161
28	Hanesbrands, Inc.	823
32	Harris Corp.	2,573
42	Hartford Financial Services Group, Inc. (The)	1,854
14	HCA Holdings, Inc. (a)	1,123
22	HCP, Inc.	751
69	HD Supply Holdings, Inc. (a)	2,368
40	Hewlett Packard Enterprise Co.	666
126	Hilton Worldwide Holdings, Inc.	2,770
36	HollyFrontier Corp.	1,278
33	Home Depot, Inc. (The)	4,417
13	Honeywell International, Inc.	1,477
30	HP, Inc.	372
6	Humana, Inc.	1,078
11	Illinois Tool Works, Inc.	1,198

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
13	Illumina, Inc. (a)	1,704
4	Intercept Pharmaceuticals, Inc. (a)	668
23	Johnson & Johnson	2,579
65	KapStone Paper & Packaging Corp.	1,037
29	Kimco Realty Corp.	818
66	Kinder Morgan, Inc.	1,165
23	Kite Pharma, Inc. (a)	1,049
13	KLA-Tencor Corp.	888
39	Kohl’s Corp.	1,725
33	Kroger Co. (The)	1,179
59	La Quinta Holdings, Inc. (a)	755
2	Lam Research Corp.	142
16	Lennox International, Inc.	2,134
77	Loews Corp.	3,041
9	M&T Bank Corp.	1,037
25	Marathon Petroleum Corp.	959
11	Marsh & McLennan Cos., Inc.	682
10	Martin Marietta Materials, Inc.	1,641
29	MasterCard, Inc., Class A	2,841
51	Media General, Inc. (a)	881
42	Merck & Co., Inc.	2,304
89	Microsoft Corp.	4,420
19	Mohawk Industries, Inc. (a)	3,587
8	Monster Beverage Corp. (a)	1,101
33	Morgan Stanley	900
17	Mosaic Co. (The)	488
11	National Bank Holdings Corp., Class A	228
18	Netflix, Inc. (a)	1,641
10	Newell Brands, Inc.	442
9	Nexstar Broadcasting Group, Inc., Class A	485
15	NextEra Energy, Inc.	1,755
1	NII Holdings, Inc. (a)	5
12	Northern Trust Corp.	871
33	Norwegian Cruise Line Holdings Ltd. (a)	1,637
16	Old Dominion Freight Line, Inc. (a)	1,031
33	Outfront Media, Inc.	706
7	Palo Alto Networks, Inc. (a)	1,020
71	PayPal Holdings, Inc. (a)	2,785
26	PBF Energy, Inc., Class A	849
122	Pfizer, Inc.	4,003
15	Phillips 66	1,237
23	PNC Financial Services Group, Inc. (The)	2,016
14	Post Holdings, Inc. (a)	1,038
18	PPG Industries, Inc.	1,989
2	Priceline Group, Inc. (The) (a)	2,420

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
24	Procter & Gamble Co. (The)	1,923
13	Prudential Financial, Inc.	989
30	QUALCOMM, Inc.	1,522
53	Rayonier, Inc.	1,311
16	Red Rock Resorts, Inc. (a)	295
4	Regeneron Pharmaceuticals, Inc. (a)	1,615
28	Revance Therapeutics, Inc. (a)	507
17	S&P Global, Inc.	1,862
14	salesforce.com, Inc. (a)	1,042
11	Sempra Energy	1,186
16	ServiceNow, Inc. (a)	1,110
5	Sherwin-Williams Co. (The)	1,384
9	Signature Bank (a)	1,176
14	SolarCity Corp. (a)	436
24	Southwest Airlines Co.	1,070
18	Splunk, Inc. (a)	925
42	Sprouts Farmers Market, Inc. (a)	1,186
35	Starbucks Corp.	1,956
14	Stericycle, Inc. (a)	1,316
9	SunTrust Banks, Inc.	378
10	T. Rowe Price Group, Inc.	719
6	TEGNA, Inc.	142
5	Tesla Motors, Inc. (a)	1,091
35	Texas Instruments, Inc.	1,976
28	TherapeuticsMD, Inc. (a)	231
20	Tiffany & Co.	1,439
11	Time Warner, Inc.	850
2	Time, Inc.	36
37	T-Mobile U.S., Inc. (a)	1,461
16	Travelers Cos., Inc. (The)	1,779
15	TreeHouse Foods, Inc. (a)	1,310
39	U.S. Bancorp	1,654
8	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,764
19	United Technologies Corp.	1,931
43	UnitedHealth Group, Inc.	5,723
38	Unum Group	1,312
29	Vantiv, Inc., Class A (a)	1,599
41	Veeva Systems, Inc., Class A (a)	1,121
36	Verizon Communications, Inc.	1,828
16	Vertex Pharmaceuticals, Inc. (a)	1,356
37	Visa, Inc., Class A	2,863
16	Vulcan Materials Co.	1,689
5	W.W. Grainger, Inc.	1,099
47	Waste Connections, Inc.	3,157
22	Wayfair, Inc., Class A (a)	842

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
114	Wells Fargo & Co.	5,721
39	WestRock Co.	1,612
23	Weyerhaeuser Co.	754
12	Workday, Inc., Class A (a)	863
42	Xcel Energy, Inc.	1,700

		292,049

	Total Common Stocks (Cost $618,473)	630,331

PRINCIPAL AMOUNT
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
60	Liberty Interactive LLC, 3.750%, 02/15/30	34
125	NRG Yield, Inc., 3.250%, 06/01/20 (e)	113

	Total Convertible Bonds (Cost $145)	147

Corporate Bonds — 24.9%
	Bahamas — 0.0% (g)
262	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	51

	Belgium — 0.1%
EUR 700	Ontex Group N.V., Reg. S, 4.750%, 11/15/21	852

	Bermuda — 0.1%
	Aircastle Ltd.,
320	5.125%, 03/15/21	338
54	5.500%, 02/15/22	58
10	6.250%, 12/01/19	11
161	7.625%, 04/15/20	183
10	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	10
	Weatherford International Ltd.,
111	4.500%, 04/15/22	97
236	7.000%, 03/15/38	185
533	9.625%, 03/01/19	560

		1,442

	Canada — 0.8%
	1011778 B.C. ULC/New Red Finance, Inc.,
189	4.625%, 01/15/22 (e)	194
440	6.000%, 04/01/22 (e)	454
220	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	227
80	Baytex Energy Corp., 5.625%, 06/01/24 (e)	61
	Bombardier, Inc.,
6	4.750%, 04/15/19 (e)	6
30	5.500%, 09/15/18 (e)	29
5	6.125%, 01/15/23 (e)	4

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Cascades, Inc.,
86	5.500%, 07/15/22 (e)	83
229	5.750%, 07/15/23 (e)	218
	Cenovus Energy, Inc.,
306	5.700%, 10/15/19	317
347	6.750%, 11/15/39	337
880	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	816
	Encana Corp.,
20	3.900%, 11/15/21	18
51	6.500%, 02/01/38	46
445	Garda World Security Corp., 7.250%, 11/15/21 (e)	359
150	HudBay Minerals, Inc., 9.500%, 10/01/20	127
	Lundin Mining Corp.,
270	7.500%, 11/01/20 (e)	273
175	7.875%, 11/01/22 (e)	177
210	Masonite International Corp., 5.625%, 03/15/23 (e)	219
232	Mattamy Group Corp., 6.500%, 11/15/20 (e)	225
	MEG Energy Corp.,
318	6.375%, 01/30/23 (e)	242
20	6.500%, 03/15/21 (e)	16
85	7.000%, 03/31/24 (e)	67
	New Gold, Inc.,
380	6.250%, 11/15/22 (e)	350
115	7.000%, 04/15/20 (e)	112
	NOVA Chemicals Corp.,
54	5.000%, 05/01/25 (e)	53
297	5.250%, 08/01/23 (e)	300
735	Novelis, Inc., 8.750%, 12/15/20	759
323	Open Text Corp., 5.625%, 01/15/23 (e)	331
	Precision Drilling Corp.,
53	5.250%, 11/15/24	41
120	6.500%, 12/15/21	103
105	Quebecor Media, Inc., 5.750%, 01/15/23	109
	Ultra Petroleum Corp.,
69	5.750%, 12/15/18	10
177	6.125%, 10/01/24	27
	Valeant Pharmaceuticals International, Inc.,
525	5.375%, 03/15/20 (e)	465
30	5.500%, 03/01/23 (e)	25
366	5.625%, 12/01/21 (e)	310
578	5.875%, 05/15/23 (e)	484
688	6.125%, 04/15/25 (e)	575
280	6.375%, 10/15/20 (e)	254

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
16	6.750%, 08/15/18 (e)	15
362	6.750%, 08/15/21 (e)	319
340	7.000%, 10/01/20 (e)	313
135	7.250%, 07/15/22 (e)	119
354	7.500%, 07/15/21 (e)	324
EUR 250	Reg. S, 4.500%, 05/15/23	228
482	Videotron Ltd., 5.375%, 06/15/24 (e)	503

		10,644

	Cayman Islands — 0.0% (g)
30	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	21
	Transocean, Inc.,
98	6.500%, 11/15/20	81
325	7.125%, 12/15/21	265
300	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	305

		672

	Finland — 0.0% (g)
501	Nokia OYJ, 6.625%, 05/15/39	539

	France — 1.1%
EUR 850	Areva SA, 3.500%, 03/22/21	860
EUR 1,500	Casino Guichard Perrachon SA, 3.248%, 03/07/24	1,772
EUR 650	Crown European Holdings S.A., Reg. S, 4.000%, 07/15/22	800
EUR 450	Elis S.A., Reg. S, 3.000%, 04/30/22	522
EUR 2,050	Europcar Groupe S.A., Reg. S, 5.750%, 06/15/22	2,461
EUR 550	GIE PSA Tresorerie, 6.000%, 09/19/33	744
EUR 450	Holdikks SAS, Reg. S, 6.750%, 07/15/21	510
EUR 800	Horizon Holdings III SASU, Reg. S, 5.125%, 08/01/22	964
EUR 400	Italcementi Finance S.A., 6.625%, 03/19/20	550
EUR 1,100	Labeyrie Fine Foods SAS, Reg. S, 5.625%, 03/15/21	1,326
	Numericable-SFR S.A.,
400	4.875%, 05/15/19 (e)	415
800	6.000%, 05/15/22 (e)	801
334	7.375%, 05/01/26 (e)	339
EUR 1,550	Reg. S, 5.375%, 05/15/22	1,842
200	Reg. S, 6.250%, 05/15/24 (e)	193
EUR 250	Numericable-SFR SAS, Reg. S, 5.625%, 05/15/24	298
EUR 625	WFS Global Holding SAS, Reg. S, 9.500%, 07/15/22	777

		15,174

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — 1.0%
EUR 1,500	CeramTec Group GmbH, Reg. S, 8.250%, 08/15/21	1,849
EUR 500	Douglas GmbH, Reg. S, 6.250%, 07/15/22	618
EUR 800	HP Pelzer Holding GmbH, Reg. S, 7.500%, 07/15/21	972
EUR 600	Pfleiderer GmbH, Reg. S, 7.875%, 08/01/19	721
EUR 850	ProGroup AG, Reg. S, 5.125%, 05/01/22	1,034
EUR 1,000	ThyssenKrupp AG, 1.750%, 11/25/20	1,142
EUR 900	Trionista TopCo GmbH, Reg. S, 6.875%, 04/30/21	1,083
400	Unitymedia GmbH, 6.125%, 01/15/25 (e)	412
EUR 770	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, Reg. S, 5.750%, 01/15/23	949
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
535	5.500%, 01/15/23 (e)	554
EUR 1,000	Reg. S, 4.000%, 01/15/25	1,184
EUR 2,088	Reg. S, 5.125%, 01/21/23	2,547

		13,065

	Ireland — 0.5%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
150	4.500%, 05/15/21	155
770	4.625%, 10/30/20	801
565	4.625%, 07/01/22	584
	Ardagh Packaging Finance plc,
EUR 200	4.125%, 05/15/23 (e)	229
EUR 714	6.750%, 05/15/24 (e)	818
EUR 950	Reg. S, 9.250%, 10/15/20	1,142
235	Ardagh Packaging Finance plc/Ardagh Holdings U.S.A., Inc., 7.250%, 05/15/24 (e) (w)	235
200	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.000%, 06/30/21 (e)	197
EUR 700	Bank of Ireland, VAR, 4.250%, 06/11/24	793
400	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.000%, 07/15/23 (e)	393
EUR 850	Smurfit Kappa Acquisitions, Reg. S, 3.250%, 06/01/21	1,039

		6,386

	Italy — 0.4%
EUR 400	Banco Popolare SC, 3.500%, 03/14/19	476
EUR 1,300	Finmeccanica S.p.A., 4.500%, 01/19/21	1,681
EUR 400	Intesa Sanpaolo S.p.A., 6.625%, 09/13/23	549
EUR 1,600	Telecom Italia S.p.A., 3.250%, 01/16/23	1,971
EUR 400	UniCredit S.p.A., 6.950%, 10/31/22	526

		5,203

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Japan — 0.1%
	SoftBank Group Corp.,
400	4.500%, 04/15/20 (e)	404
EUR 500	4.750%, 07/30/25	609

		1,013

	Jersey — 0.0% (g)
EUR 486	Lincoln Finance Ltd., 6.875%, 04/15/21 (e)	596

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15	5.250%, 11/15/22	16
1	7.500%, 10/15/27	1

		17

	Luxembourg — 3.1%
	Altice Luxembourg S.A.,
200	7.625%, 02/15/25 (e)	193
400	7.750%, 05/15/22 (e)	399
	Altice Financing S.A.,
400	6.500%, 01/15/22 (e)	402
600	6.625%, 02/15/23 (e)	593
450	7.500%, 05/15/26 (e)	451
EUR 900	Reg. S, 5.250%, 02/15/23	1,073
EUR 600	Altice Finco S.A., Reg. S, 9.000%, 06/15/23	781
EUR 2,250	Altice Luxembourg S.A., Reg. S, 7.250%, 05/15/22	2,622
	ArcelorMittal,
EUR 1,000	3.125%, 01/14/22	1,096
160	6.125%, 06/01/25	156
20	6.500%, 03/01/21	21
1,920	7.250%, 02/25/22	2,020
153	8.000%, 10/15/39	142
EUR 1,100	Ardagh Finance Holdings S.A., 8.375% (cash), 06/15/19 (v)	1,306
EUR 1,850	Auris Luxembourg II S.A., Reg. S, 8.000%, 01/15/23	2,335
161	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	162
600	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	615
EUR 1,300	Dufry Finance SCA, Reg. S, 4.500%, 08/01/23	1,587
	Fiat Chrysler Finance Europe,
EUR 750	4.750%, 07/15/22	936
EUR 2,300	6.750%, 10/14/19	3,030
EUR 800	Galapagos S.A., Reg. S, 5.375%, 06/15/21	898
GBP 119	Garfunkelux Holdco 2 S.A., Reg. S, 11.000%, 11/01/23	171

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
EUR 600	Garfunkelux Holdco 3 S.A., Reg. S, 7.500%, 08/01/22	697
EUR 850	Geo Debt Finance S.C.A., Reg. S, 7.500%, 08/01/18	939
EUR 850	Gestamp Funding Luxembourg S.A., Reg. S, 5.875%, 05/31/20	1,005
EUR 1,100	HeidelbergCement Finance Luxembourg S.A., 7.500%, 04/03/20	1,568
	Intelsat Jackson Holdings S.A.,
330	5.500%, 08/01/23	209
203	7.250%, 04/01/19	166
355	7.250%, 10/15/20	259
535	8.000%, 02/15/24 (e)	554
31	Intelsat Luxembourg S.A., 7.750%, 06/01/21	10
EUR 550	LSF9 Balta Issuer SA, Reg. S, 7.750%, 09/15/22	679
63	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	51
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
20	4.875%, 04/15/20 (e)	19
90	5.500%, 04/15/25 (e)	81
916	5.625%, 10/15/23 (e)	859
441	5.750%, 08/01/22 (e)	416
EUR 500	Matterhorn Telecom Holding S.A., Reg. S, 4.875%, 05/01/23	535
EUR 700	Monitchem HoldCo 2 S.A., Reg. S, 6.875%, 06/15/22	732
50	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	52
EUR 800	Picard Bondco S.A., Reg. S, 7.750%, 02/01/20	981
EUR 500	Play Finance 1 S.A., Reg. S, 6.500%, 08/01/19	596
EUR 2,100	SIG Combibloc Holdings SCA, Reg. S, 7.750%, 02/15/23	2,579
EUR 1,100	Swissport Investments S.A., Reg. S, 6.750%, 12/15/21	1,346
EUR 1,600	Telenet Finance V Luxembourg S.C.A., Reg. S, 6.250%, 08/15/22	1,979
EUR 250	Telenet Finance VI Luxembourg S.C.A., Reg. S, 4.875%, 07/15/27	290
EUR 950	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Reg. S, 6.375%, 05/01/22	1,112
	Wind Acquisition Finance S.A.,
200	4.750%, 07/15/20 (e)	191
EUR 2,100	Reg. S, 7.000%, 04/23/21	2,206

		41,100

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Mexico — 0.2%
	Cemex S.A.B. de C.V.,
400	5.700%, 01/11/25 (e)	385
1,715	6.125%, 05/05/25 (e)	1,677
200	7.250%, 01/15/21 (e)	212
200	Cemex SAB de CV, 7.750%, 04/16/26 (e)	212

		2,486

	Netherlands — 0.9%
276	Basell Finance Co., B.V., Class B, 8.100%, 03/15/27 (e)	359
400	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	200
	Fiat Chrysler Automobiles N.V.,
437	4.500%, 04/15/20	447
663	5.250%, 04/15/23	670
EUR 1,000	Grupo Antolin Dutch B.V., Reg. S, 5.125%, 06/30/22	1,216
	NXP B.V./NXP Funding LLC,
200	4.125%, 06/15/20 (e)	206
400	4.625%, 06/15/22 (e)	415
200	5.750%, 02/15/21 (e)	209
EUR 600	PortAventura Entertainment Barcelona B.V., Reg. S, 7.250%, 12/01/20	718
EUR 300	Repsol International Finance B.V., VAR, 4.500%, 03/25/75	296
EUR 1,850	Schaeffler Finance B.V., Reg. S, 3.500%, 05/15/22	2,182
	Schaeffler Holding Finance B.V.,
EUR 700	5.750% (cash), 11/15/21 (v)	857
EUR 200	6.500% (cash), 11/15/21 (v)	245
	Sensata Technologies B.V.,
241	4.875%, 10/15/23 (e)	243
38	5.000%, 10/01/25 (e)	38
7	5.625%, 11/01/24 (e)	7
EUR 2,000	UPC Holding B.V., Reg. S, 6.375%, 09/15/22	2,445
	Ziggo Bond Finance B.V.,
200	5.875%, 01/15/25 (e)	198
EUR 700	Reg. S, 4.625%, 01/15/25	789

		11,740

	Norway — 0.0% (g)
EUR 600	Lock A.S., Reg. S, 7.000%, 08/15/21	728

	Portugal — 0.1%
EUR 700	EDP—Energias de Portugal S.A., VAR, 5.375%, 09/16/75	799

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Singapore — 0.0% (g)
	Flextronics International Ltd.,
15	4.625%, 02/15/20	16
195	5.000%, 02/15/23	199

		215

	Spain — 0.1%
EUR 1,150	Campofrio Food Group S.A., Reg. S, 3.375%, 03/15/22	1,353
150	Cemex Espana S.A., 9.875%, 04/30/19 (e)	157

		1,510

	Sweden — 0.2%
EUR 1,600	Verisure Holding A.B., Reg. S, 6.000%, 11/01/22	1,964
EUR 1,100	Volvo Treasury AB, VAR, 4.200%, 06/10/75	1,275

		3,239

	United Kingdom — 1.9%
EUR 950	Alliance Automotive Finance plc, Reg. S, 6.250%, 12/01/21	1,165
	Anglo American Capital plc,
EUR 800	2.500%, 04/29/21	816
EUR 990	2.750%, 06/07/19	1,107
425	4.450%, 09/27/20 (e)	402
200	4.875%, 05/14/25 (e)	182
400	Barclays Bank plc, 7.625%, 11/21/22	436
GBP 500	Boparan Finance plc, Reg. S, 5.250%, 07/15/19	717
	Ensco plc,
52	4.500%, 10/01/24	37
105	4.700%, 03/15/21	88
GBP 400	Galaxy Bidco Ltd., Reg. S, 6.375%, 11/15/20	576
EUR 1,050	Ineos Finance plc, Reg. S, 4.000%, 05/01/23	1,174
EUR 1,400	International Game Technology plc, Reg. S, 4.750%, 02/15/23	1,681
	Jaguar Land Rover Automotive plc,
200	4.125%, 12/15/18 (e)	205
409	4.250%, 11/15/19 (e)	422
537	5.625%, 02/01/23 (e)	567
GBP 450	Reg. S, 5.000%, 02/15/22	679
EUR 550	Merlin Entertainments plc, Reg. S, 2.750%, 03/15/22	625
GBP 500	New Look Secured Issuer plc, Reg. S, 6.500%, 07/01/22	709
EUR 400	OTE plc, 7.875%, 02/07/18	483
GBP 1,500	Pizzaexpress Financing 2 plc, Reg. S, 6.625%, 08/01/21	2,222
EUR 500	R&R Ice Cream plc, Reg. S, 4.750%, 05/15/20	585

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds —continued
	United Kingdom — continued
	Royal Bank of Scotland Group plc,
515	6.000%, 12/19/23	527
862	6.100%, 06/10/23	893
1,275	6.125%, 12/15/22	1,363
200	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	214
EUR 1,500	Synlab Unsecured Bondco plc, Reg. S, 8.250%, 07/01/23	1,777
EUR 1,200	Tesco Corporate Treasury Services plc, 2.500%, 07/01/24	1,345
GBP 500	Thomas Cook Group plc, 7.750%, 06/22/17	763
	Virgin Media Finance plc,
600	6.375%, 04/15/23 (e)	618
EUR 1,350	Reg. S, 4.500%, 01/15/25	1,488
270	Virgin Media Secured Finance plc, 5.375%, 04/15/21 (e)	282
GBP 250	Vougeot Bidco plc, Reg. S, 7.875%, 07/15/20	382
EUR 500	Worldpay Finance plc, Reg. S, 3.750%, 11/15/22	600

		25,130

	United States — 14.3%
120	A Schulman, Inc., 6.875%, 06/01/23 (e)	120
	Acadia Healthcare Co., Inc.,
25	5.125%, 07/01/22	25
255	5.625%, 02/15/23	261
40	6.125%, 03/15/21	42
115	6.500%, 03/01/24 (e)	121
26	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	13
	Activision Blizzard, Inc.,
130	5.625%, 09/15/21 (e)	137
225	6.125%, 09/15/23 (e)	245
710	ADT Corp. (The), 4.125%, 06/15/23	660
	Advanced Micro Devices, Inc.,
564	6.750%, 03/01/19	475
164	7.000%, 07/01/24	124
21	7.750%, 08/01/20	17
	AECOM,
313	5.750%, 10/15/22	327
785	5.875%, 10/15/24	824
53	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	56
	AES Corp.,
2	5.500%, 03/15/24	2
1,000	5.500%, 04/15/25	1,002
20	VAR, 3.635%, 06/01/19	20

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
171	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	130
260	AK Steel Corp., 8.750%, 12/01/18	268
1,185	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	1,268
400	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	428
	Alcoa, Inc.,
740	5.125%, 10/01/24	721
220	5.400%, 04/15/21	223
385	5.900%, 02/01/27	374
25	6.150%, 08/15/20	27
5	6.750%, 07/15/18	5
120	6.750%, 01/15/28	119
	Alere, Inc.,
205	6.375%, 07/01/23 (e)	209
317	6.500%, 06/15/20	314
230	Aleris International, Inc., 9.500%, 04/01/21 (e)	240
160	Allegheny Technologies, Inc., 7.625%, 08/15/23	131
218	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	210
	Ally Financial, Inc.,
319	3.250%, 11/05/18	318
102	3.600%, 05/21/18	103
670	4.125%, 03/30/20	683
566	4.125%, 02/13/22	574
473	4.625%, 05/19/22	485
25	4.625%, 03/30/25	25
710	5.125%, 09/30/24	744
400	5.750%, 11/20/25	405
23	6.250%, 12/01/17	24
448	8.000%, 11/01/31	536
457	Altice U.S. Finance I Corp., 5.500%, 05/15/26 (e)	462
	AMC Entertainment, Inc.,
200	5.750%, 06/15/25	205
208	5.875%, 02/15/22	216
	AMC Networks, Inc.,
300	4.750%, 12/15/22	302
430	5.000%, 04/01/24	431
550	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	582
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
250	6.750%, 05/20/20	258
95	7.000%, 05/20/22	101

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
100	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	102
	Amsurg Corp.,
55	5.625%, 11/30/20	56
450	5.625%, 07/15/22	462
	Anadarko Petroleum Corp.,
338	4.850%, 03/15/21	353
69	5.550%, 03/15/26	74
69	6.600%, 03/15/46	78
425	Anixter, Inc., 5.500%, 03/01/23 (e)	435
	Antero Resources Corp.,
388	5.125%, 12/01/22	373
387	5.375%, 11/01/21	374
100	6.000%, 12/01/20	100
	Apache Corp.,
84	3.250%, 04/15/22	84
134	4.750%, 04/15/43	131
29	5.100%, 09/01/40	29
68	6.000%, 01/15/37	73
300	Aramark Services, Inc., 5.125%, 01/15/24	317
25	Archrock Partners LP/Archrock Partners Finance Corp., 6.000%, 10/01/22	20
534	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	546
297	Ashland, Inc., 4.750%, 08/15/22	299
400	Ashtead Capital, Inc., 5.625%, 10/01/24 (e)	416
	Avaya, Inc.,
740	7.000%, 04/01/19 (e)	472
345	10.500%, 03/01/21 (e)	74
292	Axiall Corp., 4.875%, 05/15/23	289
165	B&G Foods, Inc., 4.625%, 06/01/21	168
	Ball Corp.,
100	4.000%, 11/15/23	99
215	4.375%, 12/15/20	224
EUR 850	4.375%, 12/15/23	1,058
150	5.000%, 03/15/22	157
110	5.250%, 07/01/25	116
50	Basic Energy Services, Inc., 7.750%, 10/15/22	16
	Belden, Inc.,
3	5.250%, 07/15/24 (e)	3
226	5.500%, 09/01/22 (e)	228
	Berry Plastics Corp.,
230	5.125%, 07/15/23	232
190	5.500%, 05/15/22	196
135	Blue Coat Holdings, Inc., 8.375%, 06/01/23 (e)	142

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Blue Cube Spinco, Inc.,
615	9.750%, 10/15/23 (e)	702
859	10.000%, 10/15/25 (e)	990
250	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	221
349	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	306
	Boyd Gaming Corp.,
120	6.375%, 04/01/26 (e)	123
342	6.875%, 05/15/23	355
185	Briggs & Stratton Corp., 6.875%, 12/15/20	201
300	Buckeye Partners LP, 5.600%, 10/15/44	265
923	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	928
	Cablevision Systems Corp.,
145	7.750%, 04/15/18	152
671	8.000%, 04/15/20	672
371	8.625%, 09/15/17	393
	CalAtlantic Group, Inc.,
100	5.375%, 10/01/22	103
399	5.875%, 11/15/24	422
70	8.375%, 01/15/21	82
652	Caleres, Inc., 6.250%, 08/15/23	665
	California Resources Corp.,
3	5.000%, 01/15/20	1
20	5.500%, 09/15/21	8
7	6.000%, 11/15/24	3
71	8.000%, 12/15/22 (e)	49
	Calpine Corp.,
4	5.375%, 01/15/23	4
20	5.500%, 02/01/24	21
7	5.750%, 01/15/25	7
754	5.875%, 01/15/24 (e)	800
500	6.000%, 01/15/22 (e)	528
10	Cardtronics, Inc., 5.125%, 08/01/22	10
535	Casella Waste Systems, Inc., 7.750%, 02/15/19	545
105	CCM Merger, Inc., 9.125%, 05/01/19 (e)	109
	CCO Holdings LLC/CCO Holdings Capital Corp.,
32	5.375%, 05/01/25 (e)	33
480	5.500%, 05/01/26 (e)	490
30	5.750%, 09/01/23	31
986	5.875%, 04/01/24 (e)	1,033
71	6.625%, 01/31/22	75
152	CCO Safari II LLC, 4.464%, 07/23/22 (e)	162

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
704	CCOH Safari LLC, 5.750%, 02/15/26 (e)	727
	CDW LLC/CDW Finance Corp.,
105	5.000%, 09/01/23	108
70	5.500%, 12/01/24	74
134	6.000%, 08/15/22	143
110	CEB, Inc., 5.625%, 06/15/23 (e)	110
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
500	5.250%, 03/15/21	521
5	5.375%, 06/01/24	5
600	Cemex Finance LLC, 6.000%, 04/01/24 (e)	598
	Centene Corp.,
157	4.750%, 05/15/22	161
295	5.625%, 02/15/21 (e)	310
200	6.125%, 02/15/24 (e)	211
477	Central Garden & Pet Co., 6.125%, 11/15/23	501
5	Cenveo Corp., 8.500%, 09/15/22 (e)	3
15	CF Industries, Inc., 7.125%, 05/01/20	17
	Change Healthcare Holdings, Inc.,
280	6.000%, 02/15/21 (e)	283
405	11.000%, 12/31/19	431
403	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	274
145	Choice Hotels International, Inc., 5.750%, 07/01/22	156
	CHS/Community Health Systems, Inc.,
15	5.125%, 08/15/18	15
260	5.125%, 08/01/21	261
521	6.875%, 02/01/22	472
320	7.125%, 07/15/20	309
354	8.000%, 11/15/19	356
	Cimarex Energy Co.,
91	4.375%, 06/01/24	93
100	5.875%, 05/01/22	104
570	Cincinnati Bell, Inc., 8.375%, 10/15/20	584
568	Cinemark USA, Inc., 5.125%, 12/15/22	588
	CIT Group, Inc.,
288	3.875%, 02/19/19	289
1,995	5.000%, 08/15/22	2,090
500	5.375%, 05/15/20	524
39	5.500%, 02/15/19 (e)	41
449	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	441
149	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	145
	Claire’s Stores, Inc.,
159	6.125%, 03/15/20 (e)	104

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
17	8.875%, 03/15/19	5
26	9.000%, 03/15/19 (e)	19
	Clear Channel Worldwide Holdings, Inc.,
15	Series A, 6.500%, 11/15/22	14
545	Series B, 6.500%, 11/15/22	548
55	Series A, 7.625%, 03/15/20	48
685	Series B, 7.625%, 03/15/20	635
	Clearwater Paper Corp.,
345	4.500%, 02/01/23	342
91	5.375%, 02/01/25 (e)	90
8	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	9
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
13	6.375%, 03/15/24	5
36	8.500%, 12/15/19	16
144	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	64
	CNO Financial Group, Inc.,
39	4.500%, 05/30/20	40
645	5.250%, 05/30/25	664
215	Coeur Mining, Inc., 7.875%, 02/01/21	190
611	Commercial Metals Co., 4.875%, 05/15/23	556
68	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	70
	CommScope, Inc.,
23	4.375%, 06/15/20 (e) (w)	24
310	5.000%, 06/15/21 (e)	314
295	5.500%, 06/15/24 (e)	296
142	Communications Sales & Leasing, Inc./CSL Capital LLC, 6.000%, 04/15/23 (e)	141
	Concho Resources, Inc.,
100	5.500%, 10/01/22	101
102	6.500%, 01/15/22	106
289	ConocoPhillips Co., 4.300%, 11/15/44	280
30	CONSOL Energy, Inc., 5.875%, 04/15/22	25
306	Consolidated Communications, Inc., 6.500%, 10/01/22	277
	Constellation Brands, Inc.,
100	4.250%, 05/01/23	104
3	4.750%, 11/15/24	3
270	4.750%, 12/01/25	287
60	6.000%, 05/01/22	68
15	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	16
348	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	378

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
50	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	52
	Continental Resources, Inc.,
936	5.000%, 09/15/22	874
297	7.125%, 04/01/21	301
	Cott Beverages, Inc.,
420	5.375%, 07/01/22	431
392	6.750%, 01/01/20	411
	Covanta Holding Corp.,
100	5.875%, 03/01/24	99
95	6.375%, 10/01/22	98
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
9	6.125%, 03/01/22	8
324	6.250%, 04/01/23 (e)	296
325	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	331
168	Crown Castle International Corp., 5.250%, 01/15/23	186
20	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	16
	D.R. Horton, Inc.,
32	4.375%, 09/15/22	33
154	4.750%, 02/15/23	159
71	Dana Holding Corp., 5.500%, 12/15/24	69
269	Darling Ingredients, Inc., 5.375%, 01/15/22	280
	DaVita HealthCare Partners, Inc.,
335	5.000%, 05/01/25	335
398	5.125%, 07/15/24	405
115	5.750%, 08/15/22	121
1,287	Dean Foods Co., 6.500%, 03/15/23 (e)	1,351
40	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	46
58	Denali International LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	61
340	Diebold, Inc., 8.500%, 04/15/24 (e)	344
	DISH DBS Corp.,
270	5.000%, 03/15/23	247
346	5.875%, 11/15/24	325
1,741	6.750%, 06/01/21	1,794
110	7.875%, 09/01/19	121
606	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	647
266	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	253
65	DR Horton, Inc., 5.750%, 08/15/23	71

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
705	DS Services of America, Inc., 10.000%, 09/01/21 (e)	800
310	DuPont Fabros Technology LP, 5.875%, 09/15/21	325
	Dynegy, Inc.,
562	5.875%, 06/01/23	509
190	7.375%, 11/01/22	188
330	7.625%, 11/01/24	322
	E*TRADE Financial Corp.,
360	4.625%, 09/15/23	364
115	5.375%, 11/15/22	122
65	Eldorado Resorts, Inc., 7.000%, 08/01/23	68
2,501	Embarq Corp., 7.995%, 06/01/36	2,501
351	Endo Finance LLC, 5.750%, 01/15/22 (e)	344
250	Endo Finance LLC/Endo Finco, Inc., 5.875%, 01/15/23 (e)	239
	Energy Transfer Equity LP,
483	5.875%, 01/15/24	452
60	7.500%, 10/15/20	60
375	EnerSys, 5.000%, 04/30/23 (e)	373
42	Entegris, Inc., 6.000%, 04/01/22 (e)	43
280	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	285
	EP Energy LLC/Everest Acquisition Finance, Inc.,
148	6.375%, 06/15/23	85
172	7.750%, 09/01/22	100
216	9.375%, 05/01/20	141
	Equinix, Inc.,
750	5.375%, 01/01/22	784
47	5.375%, 04/01/23	49
3	5.750%, 01/01/25	3
86	5.875%, 01/15/26	91
293	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	289
51	FelCor Lodging LP, 6.000%, 06/01/25	53
281	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23 (e)	262
200	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	200
	First Data Corp.,
435	5.000%, 01/15/24 (e)	439
295	5.375%, 08/15/23 (e)	305
423	5.750%, 01/15/24 (e)	429
73	6.750%, 11/01/20 (e)	77
1,092	7.000%, 12/01/23 (e)	1,122
	Freeport-McMoRan, Inc.,
565	3.100%, 03/15/20	508
795	3.875%, 03/15/23	666

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
392	5.400%, 11/14/34	300
823	5.450%, 03/15/43	617
	Freescale Semiconductor, Inc.,
130	5.000%, 05/15/21 (e)	135
322	6.000%, 01/15/22 (e)	342
	Fresenius Medical Care U.S. Finance II, Inc.,
160	4.125%, 10/15/20 (e)	166
220	4.750%, 10/15/24 (e)	228
85	5.625%, 07/31/19 (e)	93
200	5.875%, 01/31/22 (e)	220
25	6.500%, 09/15/18 (e)	27
300	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	328
	Frontier Communications Corp.,
675	6.250%, 09/15/21	628
15	7.125%, 03/15/19	16
40	8.125%, 10/01/18	43
375	8.500%, 04/15/20	396
188	8.875%, 09/15/20 (e)	199
744	9.250%, 07/01/21	776
213	10.500%, 09/15/22 (e)	219
542	11.000%, 09/15/25 (e)	547
210	FTI Consulting, Inc., 6.000%, 11/15/22	221
155	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	133
352	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	385
	Genesis Energy LP/Genesis Energy Finance Corp.,
307	5.625%, 06/15/24	278
50	5.750%, 02/15/21	47
27	6.000%, 05/15/23	25
30	6.750%, 08/01/22	29
3	GenOn Energy, Inc., 9.875%, 10/15/20	2
125	Global Partners LP/GLP Finance Corp., 7.000%, 06/15/23	105
	GLP Capital LP/GLP Financing II, Inc.,
20	4.375%, 04/15/21	20
650	5.375%, 11/01/23	677
85	5.375%, 04/15/26	89
275	Golden Nugget Escrow, Inc., 8.500%, 12/01/21 (e)	285
142	Goodman Networks, Inc., 12.125%, 07/01/18	69
	Goodyear Tire & Rubber Co. (The),
675	5.125%, 11/15/23	697
100	6.500%, 03/01/21	105
140	7.000%, 05/15/22	151

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Graphic Packaging International, Inc.,
110	4.750%, 04/15/21	115
100	4.875%, 11/15/22	103
865	Gray Television, Inc., 7.500%, 10/01/20	906
25	Greif, Inc., 6.750%, 02/01/17	26
6	Griffon Corp., 5.250%, 03/01/22	6
1,000	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	995
4	Guitar Center, Inc., 6.500%, 04/15/19 (e)	4
460	H&E Equipment Services, Inc., 7.000%, 09/01/22	465
55	Halcon Resources Corp., 13.000%, 02/15/22 (e)	18
150	Halyard Health, Inc., 6.250%, 10/15/22	152
330	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	261
	Harland Clarke Holdings Corp.,
250	6.875%, 03/01/20 (e)	227
5	9.750%, 08/01/18 (e)	5
240	HCA Holdings, Inc., 6.250%, 02/15/21	261
	HCA, Inc.,
289	3.750%, 03/15/19	297
205	4.250%, 10/15/19	213
55	4.750%, 05/01/23	56
346	5.000%, 03/15/24	358
165	5.250%, 04/15/25	171
295	5.250%, 06/15/26	306
551	5.375%, 02/01/25	563
290	5.875%, 03/15/22	317
451	Series 1, 5.875%, 05/01/23	474
535	5.875%, 02/15/26	555
125	6.500%, 02/15/20	139
472	7.500%, 02/15/22	535
5	8.000%, 10/01/18	6
	HD Supply, Inc.,
365	5.250%, 12/15/21 (e)	383
141	5.750%, 04/15/24 (e)	148
370	7.500%, 07/15/20	393
204	Headwaters, Inc., 7.250%, 01/15/19	210
320	Hecla Mining Co., 6.875%, 05/01/21	298
	Hexion, Inc.,
1,094	6.625%, 04/15/20	916
28	10.000%, 04/15/20	26
	Hiland Partners Holdings LP/Hiland Partners Finance Corp.,
28	5.500%, 05/15/22 (e)	28
24	7.250%, 10/01/20 (e)	25

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Hilcorp Energy I LP/Hilcorp Finance Co.,
437	5.000%, 12/01/24 (e)	406
60	5.750%, 10/01/25 (e)	57
170	7.625%, 04/15/21 (e)	174
10	Reg. S, 7.625%, 04/15/21	10
130	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	135
165	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	172
25	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	25
333	Hologic, Inc., 5.250%, 07/15/22 (e)	349
50	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	52
865	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	826
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
35	4.875%, 03/15/19	35
290	5.875%, 02/01/22	277
315	6.000%, 08/01/20	314
	iHeartCommunications, Inc.,
1,195	9.000%, 12/15/19	926
30	9.000%, 03/01/21	21
825	IHS, Inc., 5.000%, 11/01/22	862
820	ILFC E-Capital Trust I, VAR, 4.240%, 12/21/65 (e)	672
580	ILFC E-Capital Trust II, VAR, 4.490%, 12/21/65 (e)	476
8	Infor Software Parent LLC/Infor Software Parent, Inc., 7.875% (cash), 05/01/21 (e) (v)	7
324	Infor U.S., Inc., 5.750%, 08/15/20 (e)	341
120	Infor US, Inc., 6.500%, 05/15/22	111
325	Informatica LLC, 7.125%, 07/15/23 (e)	316
215	Ingles Markets, Inc., 5.750%, 06/15/23	224
	International Lease Finance Corp.,
340	4.625%, 04/15/21	352
236	8.250%, 12/15/20	279
40	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	40
34	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	35
	Iron Mountain, Inc.,
369	5.750%, 08/15/24	379
266	6.000%, 10/01/20 (e)	281
300	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	313
4	J.C. Penney Corp., Inc., 8.125%, 10/01/19	4

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
245	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	255
	JBS USA LLC/JBS USA Finance, Inc.,
736	5.750%, 06/15/25 (e)	673
700	5.875%, 07/15/24 (e)	656
550	7.250%, 06/01/21 (e)	565
300	8.250%, 02/01/20 (e)	313
150	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	140
106	Kaiser Aluminum Corp., 5.875%, 05/15/24 (e) (w)	109
44	Kennedy-Wilson, Inc., 5.875%, 04/01/24	43
EUR 550	Kloeckner Pentaplast of America, Inc., Reg. S, 7.125%, 11/01/20	666
1,000	KLX, Inc., 5.875%, 12/01/22 (e)	1,006
	L Brands, Inc.,
385	5.625%, 02/15/22	425
300	5.625%, 10/15/23	331
325	6.875%, 11/01/35	357
	Lamar Media Corp.,
175	5.000%, 05/01/23	182
30	5.875%, 02/01/22	31
225	Landry’s, Inc., 9.375%, 05/01/20 (e)	237
	Lennar Corp.,
15	4.500%, 06/15/19	16
25	4.500%, 11/15/19	26
510	4.750%, 05/30/25	511
154	4.875%, 12/15/23	156
60	6.950%, 06/01/18	65
5	Series B, 12.250%, 06/01/17	5
385	Level 3 Communications, Inc., 5.750%, 12/01/22	396
	Level 3 Financing, Inc.,
384	5.125%, 05/01/23	391
177	5.250%, 03/15/26 (e)	180
142	5.375%, 01/15/24 (e)	144
291	5.375%, 05/01/25	296
3	5.625%, 02/01/23	3
200	6.125%, 01/15/21	209
5	VAR, 4.101%, 01/15/18	5
200	Levi Strauss & Co., 5.000%, 05/01/25	202
251	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	274
254	LifePoint Health, Inc., 5.500%, 12/01/21	264
390	LIN Television Corp., 5.875%, 11/15/22	398
410	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	423

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
5	Louisiana-Pacific Corp., 7.500%, 06/01/20	5
338	M/I Homes, Inc., 6.750%, 01/15/21	338
48	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	44
	Masco Corp.,
379	4.450%, 04/01/25	396
4	5.950%, 03/15/22	4
757	MasTec, Inc., 4.875%, 03/15/23	696
200	Match Group, Inc., 6.750%, 12/15/22 (e)	204
101	Mediacom LLC/Mediacom Capital Corp., 7.250%, 02/15/22	106
230	Meritage Homes Corp., 7.000%, 04/01/22	247
	MGM Resorts International,
350	5.250%, 03/31/20	359
320	6.000%, 03/15/23	332
350	6.625%, 12/15/21	373
600	6.750%, 10/01/20	640
500	7.750%, 03/15/22	559
45	11.375%, 03/01/18	52
95	MGP Escrow Issuer LLC/MGP Escrow Co., Issuer, Inc., 5.625%, 05/01/24 (e)	99
	Micron Technology, Inc.,
425	5.250%, 08/01/23 (e)	343
76	5.250%, 01/15/24 (e)	61
114	5.500%, 02/01/25	92
14	5.625%, 01/15/26 (e)	11
17	5.875%, 02/15/22	15
304	7.500%, 09/15/23 (e)	315
216	Microsemi Corp., 9.125%, 04/15/23 (e)	238
550	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	552
	Momentive Performance Materials, Inc.,
262	3.880%, 10/24/21	200
35	8.875%, 10/15/20 (d)	—
637	MPG Holdco I, Inc., 7.375%, 10/15/22	637
705	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	736
	MPLX LP,
218	4.500%, 07/15/23 (e)	212
28	4.875%, 12/01/24 (e)	27
197	4.875%, 06/01/25 (e)	190
400	5.500%, 02/15/23 (e)	399
404	MSCI, Inc., 5.250%, 11/15/24 (e)	422
4	Murphy Oil USA, Inc., 6.000%, 08/15/23	4
2	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
383	National Financial Partners Corp., 9.000%, 07/15/21 (e)	381
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
300	6.500%, 08/01/18	293
15	6.500%, 07/01/21	13
248	6.500%, 06/01/22	213
45	7.875%, 10/01/20	43
43	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	35
285	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 7.375%, 01/15/22 (e)	115
270	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	163
246	NBTY, Inc., 7.625%, 05/15/21 (e)	252
225	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	241
	NCR Corp.,
50	5.000%, 07/15/22	50
4	5.875%, 12/15/21	4
16	6.375%, 12/15/23	17
250	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	217
	Netflix, Inc.,
350	5.500%, 02/15/22	366
115	5.750%, 03/01/24	120
260	5.875%, 02/15/25	272
	New Albertsons, Inc.,
121	Series C, 6.625%, 06/01/28	110
204	7.450%, 08/01/29	199
30	7.750%, 06/15/26	29
47	8.000%, 05/01/31	47
225	8.700%, 05/01/30	225
	Newfield Exploration Co.,
231	5.375%, 01/01/26	229
126	5.625%, 07/01/24	128
193	5.750%, 01/30/22	196
	Nexstar Broadcasting, Inc.,
35	6.125%, 02/15/22 (e)	35
25	6.875%, 11/15/20	26
2	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	2
425	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	443
1,033	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
39	Noble Energy, Inc., 5.625%, 05/01/21	40
	NRG Energy, Inc.,
850	6.250%, 05/01/24	829
11	6.625%, 03/15/23	11
113	7.875%, 05/15/21	117
600	NRG Yield Operating LLC, 5.375%, 08/15/24	564
332	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	339
40	NWH Escrow Corp., 7.500%, 08/01/21 (e)	31
	Oasis Petroleum, Inc.,
297	6.875%, 03/15/22	265
391	7.250%, 02/01/19	372
	ONEOK Partners LP,
13	6.650%, 10/01/36	12
15	6.850%, 10/15/37	15
	Orbital ATK, Inc.,
113	5.250%, 10/01/21	118
110	5.500%, 10/01/23 (e)	116
66	Oshkosh Corp., 5.375%, 03/01/25	68
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
33	5.250%, 02/15/22	34
455	5.625%, 02/15/24	473
205	5.875%, 03/15/25	214
	Owens-Brockway Glass Container, Inc.,
80	5.000%, 01/15/22 (e)	83
5	5.375%, 01/15/25 (e)	5
349	5.875%, 08/15/23 (e)	375
17	6.375%, 08/15/25 (e)	18
100	Parker Drilling Co., 6.750%, 07/15/22	78
310	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	324
167	PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23 (e)	163
267	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23	258
75	Penn Virginia Corp., 8.500%, 05/01/20	15
329	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	335
85	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24 (e)	90
204	Plantronics, Inc., 5.500%, 05/31/23 (e)	205
555	PolyOne Corp., 5.250%, 03/15/23	556
	Post Holdings, Inc.,
475	6.750%, 12/01/21 (e)	498
200	7.750%, 03/15/24 (e)	217
100	8.000%, 07/15/25 (e)	111

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Prestige Brands, Inc.,
245	5.375%, 12/15/21 (e)	251
90	6.375%, 03/01/24 (e)	94
973	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	1,009
135	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	118
115	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21 (e)	109
EUR 950	PSPC Escrow Corp., Reg. S, 6.000%, 02/01/23	957
237	PulteGroup, Inc., 5.500%, 03/01/26	245
15	PVH Corp., 4.500%, 12/15/22	16
	QEP Resources, Inc.,
399	5.250%, 05/01/23	375
334	5.375%, 10/01/22	317
236	Qorvo, Inc., 6.750%, 12/01/23 (e)	242
10	Quad/Graphics, Inc., 7.000%, 05/01/22	8
564	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	530
230	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	235
	Qwest Capital Funding, Inc.,
7	6.875%, 07/15/28	6
345	7.750%, 02/15/31	295
25	Qwest Corp., 7.250%, 09/15/25	27
56	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	58
126	Radian Group, Inc., 7.000%, 03/15/21	134
25	Radio Systems Corp., 8.375%, 11/01/19 (e)	26
382	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	329
	Range Resources Corp.,
240	4.875%, 05/15/25	222
181	5.000%, 03/15/23	167
226	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	229
	Regal Entertainment Group,
365	5.750%, 03/15/22	380
50	5.750%, 06/15/23	51
250	5.750%, 02/01/25	253
	Regency Energy Partners LP/Regency Energy Finance Corp.,
50	4.500%, 11/01/23	47
25	5.000%, 10/01/22	25
600	5.500%, 04/15/23	567
9	5.875%, 03/01/22	9
110	Revlon Consumer Products Corp., 5.750%, 02/15/21	112

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
410	5.750%, 10/15/20	425
100	6.875%, 02/15/21	104
250	8.250%, 02/15/21	259
150	9.875%, 08/15/19	155
200	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23	206
186	Rice Energy, Inc., 7.250%, 05/01/23	188
	Rite Aid Corp.,
501	6.125%, 04/01/23 (e)	534
5	6.750%, 06/15/21	5
10	9.250%, 03/15/20	11
32	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	33
	Rockies Express Pipeline LLC,
425	6.000%, 01/15/19 (e)	433
50	6.850%, 07/15/18 (e)	52
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
3	5.625%, 07/15/22	3
20	5.625%, 11/15/23 (e)	16
360	RSP Permian, Inc., 6.625%, 10/01/22	372
	Sabine Pass Liquefaction LLC,
1,723	5.625%, 03/01/25	1,680
100	5.750%, 05/15/24	97
200	6.250%, 03/15/22	202
	Sabre GLBL, Inc.,
40	5.250%, 11/15/23 (e)	40
105	5.375%, 04/15/23 (e)	107
11	Safeway, Inc., 5.000%, 08/15/19	11
	Sally Holdings LLC/Sally Capital, Inc.,
75	5.500%, 11/01/23	79
267	5.625%, 12/01/25	285
150	5.750%, 06/01/22	157
228	SBA Communications Corp., 4.875%, 07/15/22	230
70	SBA Telecommunications, Inc., 5.750%, 07/15/20	72
	Scientific Games International, Inc.,
510	7.000%, 01/01/22 (e)	520
535	10.000%, 12/01/22	442
200	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	212
	Sealed Air Corp.,
105	4.875%, 12/01/22 (e)	109
410	5.125%, 12/01/24 (e)	429

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
100	5.250%, 04/01/23 (e)	106
16	SemGroup Corp., 7.500%, 06/15/21	14
540	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	543
278	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	293
	Service Corp. International,
315	5.375%, 05/15/24	335
80	8.000%, 11/15/21	94
40	SESI LLC, 7.125%, 12/15/21	35
305	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	334
30	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	29
	Sinclair Television Group, Inc.,
10	5.375%, 04/01/21	10
750	5.625%, 08/01/24 (e)	771
115	6.125%, 10/01/22	123
5	6.375%, 11/01/21	5
	Sirius XM Radio, Inc.,
230	4.625%, 05/15/23 (e)	228
115	5.375%, 04/15/25 (e)	117
120	5.750%, 08/01/21 (e)	126
770	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	797
	SM Energy Co.,
525	5.000%, 01/15/24	437
314	5.625%, 06/01/25	264
94	6.500%, 01/01/23	86
	Smithfield Foods, Inc.,
321	5.250%, 08/01/18 (e)	326
400	5.875%, 08/01/21 (e)	417
425	6.625%, 08/15/22	450
230	Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24 (e)	241
	Spectrum Brands, Inc.,
644	5.750%, 07/15/25	683
14	6.125%, 12/15/24	15
40	6.625%, 11/15/22	43
10	Speedway Motorsports, Inc., 5.125%, 02/01/23	10
	Springleaf Finance Corp.,
43	7.750%, 10/01/21	43
203	8.250%, 12/15/20	209

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sprint Capital Corp.,
151	6.875%, 11/15/28	112
177	6.900%, 05/01/19	162
598	8.750%, 03/15/32	475
	Sprint Communications, Inc.,
381	6.000%, 12/01/16	383
1,379	7.000%, 03/01/20 (e)	1,415
630	7.000%, 08/15/20	523
852	8.375%, 08/15/17	869
95	9.125%, 03/01/17	98
	Sprint Corp.,
256	7.125%, 06/15/24	192
629	7.250%, 09/15/21	508
43	7.625%, 02/15/25	32
486	7.875%, 09/15/23	379
122	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23 (e)	127
	Standard Industries, Inc.,
94	5.125%, 02/15/21 (e)	98
125	5.375%, 11/15/24 (e)	130
158	5.500%, 02/15/23 (e)	165
438	6.000%, 10/15/25 (e)	472
215	Station Casinos LLC, 7.500%, 03/01/21	228
	Steel Dynamics, Inc.,
165	5.125%, 10/01/21	169
370	5.500%, 10/01/24	376
285	6.375%, 08/15/22	300
255	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	259
40	Stone Energy Corp., 7.500%, 11/15/22	10
85	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	84
724	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	729
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5	5.500%, 08/15/22	4
11	7.500%, 07/01/21	10
	Sunoco LP/Sunoco Finance Corp.,
65	5.500%, 08/01/20 (e)	65
384	6.250%, 04/15/21 (e)	389
500	6.375%, 04/01/23 (e)	507
820	SUPERVALU, Inc., 7.750%, 11/15/22	722
	Talen Energy Supply LLC,
150	4.600%, 12/15/21	117
15	4.625%, 07/15/19 (e)	14
100	6.500%, 06/01/25	89

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
150	4.250%, 11/15/23	138
100	6.750%, 03/15/24 (e)	102
150	6.875%, 02/01/21	153
125	Taylor Morrison Communities, Inc./Monarch Communities Inc, 5.625%, 03/01/24 (e)	122
85	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	85
400	Team Health, Inc., 7.250%, 12/15/23 (e)	425
	TEGNA, Inc.,
155	4.875%, 09/15/21 (e)	158
30	5.125%, 07/15/20	31
200	5.500%, 09/15/24 (e)	206
570	6.375%, 10/15/23	616
170	Teleflex, Inc., 5.250%, 06/15/24	177
265	Tempur Sealy International, Inc., 5.625%, 10/15/23	276
	Tenet Healthcare Corp.,
685	4.375%, 10/01/21	687
753	4.500%, 04/01/21	762
230	4.750%, 06/01/20	237
201	5.000%, 03/01/19	199
130	5.500%, 03/01/19	130
49	6.000%, 10/01/20	52
5	6.250%, 11/01/18	5
18	6.750%, 02/01/20	18
175	6.750%, 06/15/23	173
223	8.000%, 08/01/20	230
233	8.125%, 04/01/22	242
84	Tenneco, Inc., 5.375%, 12/15/24	88
189	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	168
	TerraForm Power Operating LLC,
213	5.875%, 02/01/23 (e)	186
487	6.125%, 06/15/25 (e)	419
32	Tesoro Corp., 5.125%, 04/01/24	32
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
6	5.500%, 10/15/19	6
10	5.875%, 10/01/20	10
100	6.125%, 10/15/21	102
576	6.250%, 10/15/22	591
1,000	Texas Competitive Electric Holdings Co. LLC, VAR, 3.977%, 10/01/20	335
342	Time Warner Cable, Inc., 7.300%, 07/01/38	420

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	T-Mobile USA, Inc.,
3	5.250%, 09/01/18	3
121	6.000%, 03/01/23	127
92	6.000%, 04/15/24	96
665	6.125%, 01/15/22	700
35	6.250%, 04/01/21	37
81	6.375%, 03/01/25	85
359	6.500%, 01/15/24	382
182	6.500%, 01/15/26	193
229	6.625%, 11/15/20	237
413	6.625%, 04/01/23	441
220	6.633%, 04/28/21	232
757	6.731%, 04/28/22	797
442	6.836%, 04/28/23	471
	Toll Brothers Finance Corp.,
211	4.875%, 11/15/25	213
255	5.625%, 01/15/24	266
134	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	120
200	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/26 (e)	241
	TransDigm, Inc.,
462	5.500%, 10/15/20	469
821	6.000%, 07/15/22	831
	TreeHouse Foods, Inc.,
19	4.875%, 03/15/22	20
205	6.000%, 02/15/24 (e)	218
244	Tronox Finance LLC, 7.500%, 03/15/22 (e)	203
151	Tutor Perini Corp., 7.625%, 11/01/18	150
224	U.S. Airways 2013-1 Class B Pass-Through Trust, Class B, 5.375%, 11/15/21	232
26	U.S. Concrete, Inc., 8.500%, 12/01/18	27
142	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	113
131	Unit Corp., 6.625%, 05/15/21	89
	United Rentals North America, Inc.,
25	4.625%, 07/15/23	25
475	5.500%, 07/15/25	472
775	5.750%, 11/15/24	786
25	5.875%, 09/15/26 (w)	25
135	6.125%, 06/15/23	140
334	Univar USA, Inc., 6.750%, 07/15/23 (e)	332
	Universal Health Services, Inc.,
2	3.750%, 08/01/19 (e)	2
2	4.750%, 08/01/22 (e)	2

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Univision Communications, Inc.,
600	5.125%, 05/15/23 (e)	605
550	5.125%, 02/15/25 (e)	544
853	6.750%, 09/15/22 (e)	904
162	8.500%, 05/15/21 (e) (w)	169
400	USI, Inc., 7.750%, 01/15/21 (e)	400
	VeriSign, Inc.,
208	4.625%, 05/01/23	214
54	5.250%, 04/01/25	55
327	Vulcan Materials Co., 4.500%, 04/01/25	348
	W.R. Grace & Co.-Conn,
200	5.125%, 10/01/21 (e)	209
27	5.625%, 10/01/24 (e)	29
7	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	7
245	West Corp., 5.375%, 07/15/22 (e)	222
	Western Digital Corp.,
162	7.375%, 04/01/23 (e)	164
349	10.500%, 04/01/24 (e)	339
211	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	202
394	Whiting Petroleum Corp., 5.000%, 03/15/19	349
	Williams Partners LP/ACMP Finance Corp.,
350	4.875%, 05/15/23	321
330	6.125%, 07/15/22	328
	Windstream Services LLC,
135	7.500%, 06/01/22	111
134	7.500%, 04/01/23	108
124	7.750%, 10/01/21	105
130	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	120
	WMG Acquisition Corp.,
450	5.625%, 04/15/22 (e)	458
380	6.750%, 04/15/22 (e)	376
	WPX Energy, Inc.,
611	5.250%, 09/15/24	515
237	6.000%, 01/15/22	213
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
395	5.375%, 03/15/22	402
295	5.500%, 03/01/25 (e)	282
	Yum! Brands, Inc.,
395	3.750%, 11/01/21	384
158	3.875%, 11/01/20	158
	Zayo Group LLC/Zayo Capital, Inc.,
375	6.000%, 04/01/23	385

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
165	6.375%, 05/15/25 (e)	172
100	10.125%, 07/01/20	107
299	Zebra Technologies Corp., 7.250%, 10/15/22	324
	ZF North America Capital, Inc.,
550	4.000%, 04/29/20 (e)	575
572	4.500%, 04/29/22 (e)	585
350	4.750%, 04/29/25 (e)	355

		191,193

	Total Corporate Bonds (Cost $327,753)	333,794

Foreign Government Securities — 6.3%
	Canada — 0.9%
CAD 15,755	Republic of Canada, 1.750%, 03/01/19	12,931

	France — 1.7%
EUR 17,776	France Government Bond OAT, 1.750%, 11/25/24	22,647

	Italy — 2.0%
	Italy Buoni Poliennali Del Tesoro,
EUR 2,169	4.750%, 09/01/44 (e)	3,554
EUR 15,513	5.500%, 11/01/22	22,926

		26,480

	Japan — 0.6%
JPY 720,650	Government of Japan, Series 154, 1.200%, 09/20/35	7,955

	Spain — 0.5%
EUR 5,116	Kingdom of Spain, 4.000%, 04/30/20 (e)	6,712

	United Kingdom — 0.6%
	United Kingdom Gilt,
GBP 2,674	1.750%, 01/22/17	3,943
GBP 2,663	4.000%, 09/07/16	3,939

		7,882

	Total Foreign Government Securities (Cost $78,775)	84,607

Loan Assignments — 0.6%
	Australia — 0.0% (g)
299	FMG Resources Pty, Ltd., Term Loan B, VAR, 4.250%, 06/30/19 (w) ^	281

	Canada — 0.0% (g)
200	Concordia Healthcare Corp. Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	197

	Netherlands — 0.0% (g)
100	NXP B.V., Term B Loan, VAR, 3.750%, 12/07/20	100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Singapore — 0.0% (g)
540	Avago Technologies Ltd., Term B-1 Dollar Loan, VAR, 4.250%, 02/01/23	540

	United States — 0.6%
768	Albertson’s LLC, Term Loan B-5, VAR, 5.500%, 12/21/22	770
5	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	5
4	AOT Holdings, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	4
100	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	98
75	Berry Plastics Corp., Term E Loan, VAR, 3.750%, 01/06/21	75
998	Calpine Corp., Term Loan, VAR, 4.000%, 01/15/23 (w)	997
353	Cincinnati Bell, Term Loan, VAR, 4.000%, 09/10/20	351
765	CSC Holdings LLC, Initial Term Loan, VAR, 5.000%, 10/09/22	767
6	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	6
5	Dupont Performance, Term Loan, VAR, 3.750%, 02/01/20	5
75	EMI Group NA Holdings, Term B-3 Loan, VAR, 4.000%, 08/19/22 (w) ^	75
48	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	37
554	First Data Corp.,Term Loan, VAR, 4.439%, 03/24/21	555
60	Gemini HDPE LLC, Term Loan, VAR, 4.250%, 12/19/16	60
250	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22 (w) ^	250
75	Gray Television, Inc., Initial Term Loan, VAR, 3.938%, 06/13/21 (w) ^	75
72	Intrawest Operations Group LLC, Initial Term Loan, VAR, 5.000%, 12/09/20 (w) ^	72
498	J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18	499
75	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20 (w) ^	75
471	Microsemi Corp., Closing Date Term B Loan, VAR, 5.250%, 01/15/23	474
55	Novolex, 1st Lien Term Loan, VAR, 6.000%, 12/05/21 (w) ^	55
142	On Semiconductor Corp., Term Loan B, VAR, 5.250%, 03/03/23	143

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
207	Petco Animal Supplies, Inc., Tranche B-1 Term Loan, VAR, 5.750%, 01/26/23	209
30	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	30
299	Pinnacle Foods Finance LLC, 1st Lien Term Loan I, VAR, 3.750%, 01/13/23	300
5	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5
245	Riverbed Technology, Inc., Term Loan, VAR, 5.750%, 04/25/22	246
249	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.504%, 06/30/18	238
100	Solar Winds Holdings, Inc., 1st Lien US Term Loan, VAR, 6.500%, 02/03/23	100
250	Staples, Inc., Escrow Term Loan, VAR, 4.750%, 02/02/22	250
100	Stardust Finance Holdings LLC, Senior Lien Term Loan, VAR, 6.500%, 03/14/22	100
8	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	6
210	UPC Financing Partnership, Facility AH, VAR, 3.344%, 06/30/21	210
212	Windstream, Term Loan B-6, VAR, 5.750%, 03/14/21	212

		7,354

	Total Loan Assignments (Cost 8,361)	8,472

NUMBER OF CONTRACTS
Options Purchased — 0.8%
	United States — 0.8%
	Call Options Purchased — 0.8%
7,058	iShares MSCI Emerging Markets ETF, Expiring 06/17/2016 at 34.00 USD, American Style	914
386	S&P 500 Index, Expiring 06/17/2016 at $2,050.00, European Style	1,905
661	S&P 500 Index, Expiring 06/17/2016 at $1,950.00, European Style	8,375

	Total Options Purchased (Cost $7,567)	11,194

PRINCIPAL AMOUNT
Preferred Securities — 0.6% (x)
	Cayman Islands — 0.0% (g)
780	XLIT Ltd., Series E, VAR, 6.500%, 04/15/17	546

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
			–
		France — 0.1%
		Credit Agricole S.A.,
200		VAR, 6.625%, 09/23/19 (e)	188
248		VAR, 8.125%, 12/23/25 (e)	256
		Societe Generale S.A.,
500		VAR, 8.000%, 09/29/25 (e)	495
EUR 600		VAR, 9.375%, 09/04/19	827

			1,766

		Netherlands — 0.2%
EUR 2,200		Telefonica Europe B.V., VAR, 5.000%, 03/31/20	2,519

		United Kingdom — 0.1%
400		Barclays plc, VAR, 8.250%, 12/15/18	401
		Royal Bank of Scotland Group plc,
400		VAR, 7.500%, 08/10/20	373
200		VAR, 8.000%, 08/10/25	192

			966

		United States — 0.2%
		Bank of America Corp.,
410		Series AA, VAR, 6.100%, 03/17/25	411
30		Series K, VAR, 8.000%, 01/30/18	29
		Citigroup, Inc.,
95		VAR, 5.950%, 01/30/23	94
30		Series O, VAR, 5.875%, 03/27/20	29
15		Series P, VAR, 5.950%, 05/15/25	15
415		Series Q, VAR, 5.950%, 08/15/20	401
560		Series R, VAR, 6.125%, 11/15/20	569
240		Series T, VAR, 6.250%, 08/15/26	247
338		Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20	326

			2,121

		Total Preferred Securities (Cost $7,885)	7,918

SHARES
Preferred Stocks — 0.3%
		Brazil — 0.1%
188		Itau Unibanco Holding S.A. ($— par value)	1,796

		Cayman Islands — 0.0% (g)
—	(h)	XLIT Ltd., Series D, VAR, 3.748%, 05/31/16 ($1,000 par value) @	68

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
	Germany — 0.2%
16	Henkel AG & Co. KGaA ($— par value)	1,796
3	Volkswagen AG ($— par value)	466

		2,262

	United States — 0.0% (g)
1	GMAC Capital Trust I, Series 2, VAR, 6.402%, 02/15/40 ($25 par value)	16

	Total Preferred Stocks (Cost $3,955)	4,142

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.3%
	U.S. Treasury Notes,
14,351	0.500%, 01/31/17 (k)	14,348
8,379	2.125%, 06/30/22	8,684
6,879	2.250%, 11/15/24	7,153

	Total U.S. Treasury Obligations (Cost $29,710)	30,185

SHARES
Short-Term Investment — 7.0%
	Investment Company — 7.0%
94,184	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $94,184)	94,184

	Total Investments — 99.8% (Cost $1,308,851)	1,337,018
	Other Assets in Excess of Liabilities — 0.2%	3,073

	NET ASSETS — 100.0%	$1,340,091

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	6.3%
Banks	6.1
Asset-Backed Securities	5.9
Oil, Gas & Consumable Fuels	3.8
Media	3.6
Pharmaceuticals	3.4
Non-Agency CMO	3.2
Diversified Telecommunication Services	2.9
Insurance	2.7
Hotels, Restaurants & Leisure	2.5
Health Care Providers & Services	2.4
U.S. Treasury Notes	2.3
Automobiles	1.9
Internet Software & Services	1.8
Chemicals	1.8
Food Products	1.7
Food & Staples Retailing	1.7
IT Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Metals & Mining	1.6
Specialty Retail	1.6
Wireless Telecommunication Services	1.5
Software	1.4
Beverages	1.4
Containers & Packaging	1.3
Electric Utilities	1.1
Construction Materials	1.1
Capital Markets	1.1
Diversified Financial Services	1.0
Industrial Conglomerates	1.0
Auto Components	1.0
Others (each less than 1.0%)	20.6
Short-Term Investment	7.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, expect number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	TOPIX Index	06/09/16	JPY	238	(14)
2	SPI 200 Index	06/16/16	AUD	198	5
16	Euro STOXX 50 Index	06/17/16	EUR	546	(1)
5	FTSE 100 Index	06/17/16	GBP	455	11
505	10 Year U.S. Treasury Note	06/21/16	USD	65,682	(153)
103	U.S. Long Bond	06/21/16	USD	16,821	(139)
115	U.S. Ultra Bond	06/21/16	USD	19,704	(11)
79	Long Gilt	06/28/16	GBP	13,806	(20)

	Short Futures Outstanding
(42)	Euro Bund	06/08/16	EUR	(7,785)	39
(80)	TOPIX Index	06/09/16	JPY	(9,540)	469
(10)	Euro STOXX 50 Index	06/17/16	EUR	(341)	(5)
(339)	E-mini Russell 2000	06/17/16	USD	(38,263)	(1,778)
(421)	E-mini S&P 500	06/17/16	USD	(43,344)	(206)
(72)	FTSE 100 Index	06/17/16	GBP	(6,552)	(122)
(518)	Mini MSCI Emerging Markets Index	06/17/16	USD	(21,715)	(1,261)
(134)	5 Year U.S. Treasury Note	06/30/16	USD	(16,203)	(54)

					(3,240)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,463	AUD	Australia and New Zealand Banking Group Limited	06/28/16	1,116	1,110	(6)
543	AUD	Royal Bank of Scotland	06/28/16	417	411	(6)
602	CAD	BNP Paribas	06/28/16	453	480	27
657	CAD	HSBC Bank, N.A.	06/28/16	526	524	(2)
388	EUR	BNP Paribas	06/28/16	437	445	8
637	EUR	Citibank, N.A.	06/28/16	727	730	3
160	EUR	Credit Suisse International	06/28/16	182	184	2
160	EUR	Morgan Stanley	06/28/16	181	184	3
212	EUR	Royal Bank of Canada	06/28/16	240	243	3
2,353	EUR	Standard Chartered Bank	06/28/16	2,633	2,699	66
103	GBP	Morgan Stanley	06/28/16	149	151	2
				7,061	7,161	100

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2016

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
536	AUD	Australia and New Zealand Banking Group Limited	06/28/16	405	406	(1)
1,660	AUD	Citibank, N.A.	06/28/16	1,252	1,259	(7)
406	CAD	Goldman Sachs International	06/28/16	306	323	(17)
17,325	CAD	HSBC Bank, N.A.	06/28/16	13,241	13,809	(568)
5,913	EUR	Australia and New Zealand Banking Group Limited	06/28/16	6,734	6,783	(49)
1,914	EUR	BNP Paribas	06/28/16	2,140	2,196	(56)
884	EUR	Citibank, N.A.	06/28/16	1,000	1,014	(14)
172	EUR	Credit Suisse International	06/28/16	194	198	(4)
1,042	EUR	Goldman Sachs International	06/28/16	1,177	1,195	(18)
371	EUR	Morgan Stanley	06/28/16	416	426	(10)
131,572	EUR	Royal Bank of Canada	06/28/16	147,752	150,928	(3,176)
2,719	EUR	Standard Chartered Bank	06/28/16	3,080	3,119	(39)
208	GBP	BNP Paribas	06/28/16	296	304	(8)
742	GBP	Morgan Stanley	06/28/16	1,059	1,085	(26)
8,814	GBP	Royal Bank of Canada	06/28/16	12,569	12,880	(311)
57,062	JPY	BNP Paribas	06/28/16	504	537	(33)
768,505	JPY	Deutsche Bank AG	06/28/16	6,903	7,234	(331)
				199,028	203,696	(4,668)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.6%
	United States — 4.6%
	ABFC Trust,
349	Series 2003-OPT1, Class A1A, VAR, 1.259%, 04/25/33	336
1,142	Series 2004-HE1, Class M1, VAR, 1.339%, 03/25/34	1,055
1,599	Series 2004-OPT3, Class M1, VAR, 1.189%, 09/25/33	1,499
3,102	Series 2004-OPT5, Class A1, VAR, 1.139%, 06/25/34	2,881
1,558	Series 2005-WF1, Class M1, VAR, 0.979%, 11/25/34	1,368
1,678	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.309%, 01/25/35	1,553
	ACE Securities Corp. Home Equity Loan Trust,
1,533	Series 2003-FM1, Class M1, VAR, 1.729%, 11/25/32	1,361
1,629	Series 2003-HE1, Class M1, VAR, 1.414%, 11/25/33	1,521
1,055	Series 2003-NC1, Class M1, VAR, 1.609%, 07/25/33	1,005
4,711	Series 2003-OP1, Class M1, VAR, 1.489%, 12/25/33	4,454
1,268	Series 2004-HE2, Class M1, VAR, 1.474%, 10/25/34	1,189
3,770	Series 2004-HE4, Class M2, VAR, 1.414%, 12/25/34	3,700
3,379	Series 2004-OP1, Class M2, VAR, 2.014%, 04/25/34	3,110
1,090	American Homes 4 Rent, Series 2014-SFR1, Class D, VAR, 2.786%, 06/17/31 (e)	1,061
839	Ameriquest Mortgage Securities, Inc. Asset-Backed Certificates, Series 2002-AR1, Class M1, VAR, 1.504%, 09/25/32	761
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
1,499	Series 2003-13, Class M1, VAR, 1.459%, 01/25/34	1,348
652	Series 2003-13, Class M2, VAR, 2.989%, 01/25/34	609
916	Series 2004-R1, Class A2, VAR, 1.039%, 02/25/34	868
5,944	Series 2004-R1, Class M1, VAR, 1.234%, 02/25/34	5,428
597	Series 2004-R1, Class M2, VAR, 1.309%, 02/25/34	539
156	Series 2004-R3, Class A1B, VAR, 1.139%, 05/25/34	155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
459	Series 2004-R8, Class M1, VAR, 1.399%, 09/25/34	457
	Argent Securities, Inc.,
1,440	Series 2003-W5, Class M2, VAR, 3.214%, 10/25/33	1,361
2,376	Series 2004-W3, Class A3, VAR, 1.259%, 02/25/34	2,128
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
878	Series 2004-W2, Class M2, VAR, 2.314%, 04/25/34	821
647	Series 2004-W2, Class M3, VAR, 2.539%, 04/25/34	559
1,922	Series 2004-W4, Class A, VAR, 0.959%, 03/25/34	1,785
1,689	Series 2004-W6, Class M1, VAR, 1.264%, 05/25/34	1,603
640	Series 2004-W7, Class M2, VAR, 1.339%, 05/25/34	586
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,698	Series 2001-HE3, Class A1, VAR, 0.973%, 11/15/31	2,535
169	Series 2001-HE3, Class M1, VAR, 1.333%, 11/15/31	174
244	Series 2003-HE3, Class M2, VAR, 3.433%, 06/15/33	233
1,922	Series 2003-HE4, Class M1, VAR, 1.678%, 08/15/33	1,824
2,101	Series 2004-HE2, Class M2, VAR, 2.314%, 04/25/34	1,879
1,695	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	1,666
590	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	587
	Bear Stearns Asset-Backed Securities I Trust,
1,578	Series 2004-HE6, Class M2, VAR, 2.314%, 08/25/34	1,446
2,804	Series 2004-HE11, Class M2, VAR, 2.014%, 12/25/34	2,746
	Bear Stearns Asset-Backed Securities Trust,
887	Series 2003-1, Class M1, VAR, 2.089%, 11/25/42	848
665	Series 2003-SD1, Class A, VAR, 1.339%, 12/25/33	620
1,431	Series 2003-SD1, Class M1, VAR, 1.714%, 12/25/33	1,348

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,776	Series 2004-HE2, Class M2, VAR, 2.239%, 03/25/34	1,695
2,388	Series 2004-SD4, Class A1, VAR, 1.339%, 08/25/44	2,275
841	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, VAR, 1.789%, 08/25/33	801
	Centex Home Equity Loan Trust,
7,583	Series 2004-A, Class M1, VAR, 1.039%, 01/25/34	6,883
954	Series 2004-C, Class M2, VAR, 1.234%, 06/25/34	813
603	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	540
1,618	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,159
308	Series 2004-D, Class MV2, VAR, 1.129%, 09/25/34	242
1,468	Series 2005-A, Class M1, VAR, 0.919%, 01/25/35	1,342
	Chase Funding Loan Acquisition Trust,
1,418	Series 2004-AQ1, Class M1, VAR, 1.534%, 05/25/34	1,266
2,230	Series 2004-OPT1, Class M2, VAR, 1.939%, 06/25/34	2,137
	Chase Funding Trust,
1,734	Series 2003-4, Class 1A5, SUB, 5.337%, 05/25/33	1,783
200	Series 2003-4, Class 2M1, VAR, 1.339%, 03/25/33	190
568	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	499
2,345	Series 2003-6, Class 2A2, VAR, 1.019%, 11/25/34	2,160
2,798	Series 2003-6, Class 2M1, VAR, 1.189%, 11/25/34	2,590
1,162	Series 2004-1, Class 1M1, 4.725%, 05/25/33	1,118
1,337	Series 2004-1, Class 2M1, VAR, 1.189%, 09/25/33	1,222
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,040
	Citigroup Mortgage Loan Trust, Inc.,
331	Series 2005-OPT1, Class M4, VAR, 1.489%, 02/25/35	249
212	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	193
384	Series 2006-WFH4, Class A3, VAR, 0.589%, 11/25/36	383

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Countrywide Asset-Backed Certificates,
385	Series 2002-3, Class M1, VAR, 1.564%, 03/25/32	377
1,280	Series 2002-4, Class M1, VAR, 1.564%, 12/25/32	1,175
1,439	Series 2003-3, Class 3A, VAR, 0.979%, 11/25/33	1,320
12,166	Series 2004-2, Class M1, VAR, 1.189%, 05/25/34	11,495
4,092	Series 2004-3, Class M1, VAR, 1.189%, 06/25/34	3,908
701	Series 2004-3, Class M2, VAR, 1.264%, 06/25/34	652
371	Series 2004-BC4, Class M1, VAR, 1.489%, 11/25/34	354
1,189	Series 2004-ECC2, Class M2, VAR, 1.414%, 12/25/34	1,136
7,513	Series 2005-AB3, Class 1A1, VAR, 0.689%, 02/25/36	6,694
79	Series 2006-2, Class 2A2, VAR, 0.629%, 10/25/34	77
1,475	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.384%, 01/25/35	1,336
829	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.114%, 12/25/35	821
	CWABS, Inc. Asset-Backed Certificates,
4,647	Series 2003-BC1, Class A1, VAR, 1.239%, 03/25/33	4,256
839	Series 2004-1, Class M2, VAR, 1.264%, 03/25/34	766
1,506	Series 2004-1, Class M3, VAR, 1.414%, 02/25/34	1,391
2,265	Series 2004-5, Class M2, VAR, 1.444%, 07/25/34	2,136
902	Series 2004-6, Class M2, VAR, 1.414%, 10/25/34	843
581	Series 2005-11, Class AF6, VAR, 4.770%, 02/25/36	598
	Equity One Mortgage Pass-Through Trust,
352	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	354
546	Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	527
221	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.384%, 11/25/34	193

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	First Franklin Mortgage Loan Asset Backed Certificates,
1,088	Series 2004-FF3, Class M1, VAR, 1.264%, 05/25/34	999
10,500	Series 2005-FF11, Class M1, VAR, 1.084%, 11/25/35	9,713
	First Franklin Mortgage Loan Trust,
5,893	Series 2003-FF5, Class M1, VAR, 1.339%, 03/25/34	5,438
7,956	Series 2004-FF4, Class M1, VAR, 1.294%, 06/25/34	7,149
2,721	Series 2004-FF5, Class A1, VAR, 1.159%, 08/25/34	2,578
13,768	Series 2005-FF10, Class A1, VAR, 0.739%, 11/25/35	12,175
2,880	Series 2005-FF10, Class A4, VAR, 0.759%, 11/25/35	2,814
733	Series 2005-FF11, Class A2D, VAR, 1.119%, 11/25/35	731
1,721	Series 2006-FF8, Class IIA3, VAR, 0.589%, 07/25/36	1,636
	Fremont Home Loan Trust,
2,390	Series 2003-A, Class M1, VAR, 1.414%, 08/25/33	2,210
2,682	Series 2004-2, Class M2, VAR, 1.369%, 07/25/34	2,539
576	Series 2004-B, Class M2, VAR, 1.384%, 05/25/34	504
1,098	Series 2004-C, Class M1, VAR, 1.414%, 08/25/34	1,024
1,742	GSAA Trust, Series 2005-6, Class A3, VAR, 0.809%, 06/25/35	1,656
	GSAMP Trust,
2,632	Series 2003-HE1, Class M1, VAR, 1.684%, 06/20/33	2,558
1,728	Series 2003-SEA, Class A1, VAR, 0.839%, 02/25/33	1,613
1,131	Series 2005-HE3, Class M2, VAR, 1.444%, 06/25/35	1,113
2,356	Series 2005-NC1, Class M1, VAR, 1.114%, 02/25/35	2,290
465	Series 2005-SEA2, Class A1, VAR, 0.789%, 01/25/45 (e)	457
3,754	Series 2006-FM1, Class A2C, VAR, 0.599%, 04/25/36	2,274
5,555	Series 2006-HE3, Class A2C, VAR, 0.599%, 05/25/46	4,972
3,011	Series 2006-HE4, Class A2C, VAR, 0.589%, 06/25/36	2,821

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
235	Series 2007-HE1, Class A2B, VAR, 0.539%, 03/25/47	234
5,755	Series 2007-SEA1, Class A, VAR, 0.739%, 12/25/36 (e)	5,229
	Home Equity Asset Trust,
4,614	Series 2002-5, Class M1, VAR, 2.139%, 05/25/33	4,396
831	Series 2003-1, Class M1, VAR, 1.939%, 06/25/33	801
1,170	Series 2003-3, Class M1, VAR, 1.729%, 08/25/33	1,114
443	Series 2004-6, Class M2, VAR, 1.339%, 12/25/34	377
4,100	Series 2005-7, Class M1, VAR, 0.889%, 01/25/36	3,822
	Home Equity Mortgage Loan Asset-Backed Trust,
651	Series 2004-B, Class M2, VAR, 1.564%, 11/25/34	596
3,117	Series 2004-C, Class M1, VAR, 1.279%, 03/25/35	2,825
1,158	Series 2004-C, Class M2, VAR, 1.339%, 03/25/35	1,018
1,582	Series 2006-B, Class 2A3, VAR, 0.629%, 06/25/36	1,437
	Invitation Homes Trust,
2,520	Series 2013-SFR1, Class C, VAR, 2.291%, 12/17/30 (e)	2,478
3,050	Series 2013-SFR1, Class E, VAR, 3.091%, 12/17/30 (e)	2,937
462	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, VAR, 0.609%, 04/25/36	455
	Long Beach Mortgage Loan Trust,
1,029	Series 2001-2, Class M1, VAR, 1.279%, 07/25/31	968
3,108	Series 2002-5, Class M1, VAR, 1.684%, 11/25/32	2,965
514	Series 2003-4, Class M1, VAR, 1.459%, 08/25/33	488
1,050	Series 2004-3, Class M2, VAR, 1.339%, 07/25/34	984
685	Series 2004-3, Class M4, VAR, 2.051%, 07/25/34	638
736	Series 2004-3, Class M6, VAR, 2.576%, 07/25/34	677
2,250	Series 2004-4, Class M1, VAR, 1.339%, 10/25/34	2,041

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
433	Series 2005-WL2, Class M1, VAR, 1.144%, 08/25/35	429
	MASTR Asset-Backed Securities Trust,
2,644	Series 2004-OPT2, Class M1, VAR, 1.339%, 09/25/34	2,483
1,087	Series 2004-OPT2, Class M2, VAR, 1.414%, 09/25/34	943
3,134	Series 2005-NC1, Class M2, VAR, 1.189%, 12/25/34	2,989
	Merrill Lynch Mortgage Investors Trust,
831	Series 2003-OPT1, Class M1, VAR, 1.414%, 07/25/34	737
511	Series 2004-HE2, Class M1, VAR, 1.639%, 08/25/35	484
121	Series 2004-WMC5, Class M5, VAR, 2.164%, 07/25/35	115
2,521	Series 2005-FM1, Class M1, VAR, 0.919%, 05/25/36	2,300
	Morgan Stanley ABS Capital I, Inc. Trust,
1,306	Series 2003-NC10, Class M1, VAR, 1.459%, 10/25/33	1,230
10,257	Series 2004-HE1, Class M1, VAR, 1.294%, 01/25/34	9,719
849	Series 2004-HE2, Class M2, VAR, 2.239%, 03/25/34	788
1,033	Series 2004-HE2, Class M3, VAR, 2.614%, 03/25/34	534
4,824	Series 2004-HE3, Class M1, VAR, 1.294%, 03/25/34	4,567
1,588	Series 2004-HE3, Class M2, VAR, 2.314%, 03/25/34	1,502
1,577	Series 2004-HE6, Class M1, VAR, 1.264%, 08/25/34	1,489
1,521	Series 2004-HE6, Class M2, VAR, 1.339%, 08/25/34	1,426
1,006	Series 2004-HE6, Class M3, VAR, 1.414%, 08/25/34	828
1,668	Series 2004-HE7, Class M2, VAR, 1.384%, 08/25/34	1,647
100	Series 2004-HE7, Class M3, VAR, 1.459%, 08/25/34	94
1,839	Series 2004-HE8, Class M2, VAR, 1.459%, 09/25/34	1,779
929	Series 2004-HE8, Class M3, VAR, 1.564%, 09/25/34	866
3,131	Series 2004-NC3, Class M1, VAR, 1.234%, 03/25/34	2,977
6,102	Series 2004-NC5, Class M1, VAR, 1.339%, 05/25/34	5,602

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
810	Series 2004-NC6, Class M2, VAR, 2.314%, 07/25/34	706
316	Series 2004-NC7, Class M3, VAR, 1.414%, 07/25/34	275
748	Series 2004-NC8, Class M3, VAR, 1.549%, 09/25/34	697
2,275	Series 2004-OP1, Class M2, VAR, 1.354%, 11/25/34	2,207
1,050	Series 2004-OP1, Class M3, VAR, 1.459%, 11/25/34	953
2,494	Series 2004-WMC2, Class M1, VAR, 1.354%, 07/25/34	2,378
1,253	Series 2004-WMC2, Class M2, VAR, 2.239%, 07/25/34	1,197
554	Series 2005-HE1, Class M2, VAR, 1.144%, 12/25/34	475
1,414	Series 2005-HE1, Class M3, VAR, 1.219%, 12/25/34	1,136
331	Series 2005-NC1, Class M3, VAR, 1.204%, 01/25/35	262
	New Century Home Equity Loan Trust,
697	Series 2003-3, Class M1, VAR, 1.624%, 07/25/33	666
1,044	Series 2003-B, Class M2, VAR, 2.914%, 11/25/33	997
3,617	Series 2004-1, Class M1, VAR, 1.324%, 05/25/34	3,305
265	Series 2004-2, Class M2, VAR, 1.369%, 08/25/34	242
1,231	Series 2004-2, Class M4, VAR, 2.239%, 08/25/34	1,139
1,051	Series 2004-2, Class M6, VAR, 2.689%, 08/25/34	962
3,176	Series 2004-3, Class M2, VAR, 1.414%, 11/25/34	3,068
536	Series 2004-3, Class M3, VAR, 1.504%, 11/25/34	432
679	Series 2004-4, Class M2, VAR, 1.234%, 02/25/35	567
329	Series 2005-1, Class M3, VAR, 1.219%, 03/25/35	264
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	1,070
962	Series 2003-3, Class M2, VAR, 2.089%, 12/25/33	949
4,395	Series 2004-2, Class M4, VAR, 2.239%, 09/25/34	3,873

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
846	Series 2003-2, Class A2, VAR, 1.039%, 04/25/33	784
1,939	Series 2003-2, Class M1, VAR, 1.414%, 04/25/33	1,751
1,611	Series 2003-3, Class M1A, VAR, 1.999%, 06/25/33	1,511
7,093	Series 2003-5, Class A1, VAR, 1.079%, 08/25/33	6,690
592	Series 2003-5, Class A2, VAR, 1.079%, 08/25/33	560
426	Series 2003-5, Class M2, VAR, 2.764%, 08/25/33	382
	Option One Mortgage Loan Trust,
6,022	Series 2002-3, Class A1, VAR, 0.939%, 08/25/32	5,649
1,054	Series 2002-3, Class A2, VAR, 0.979%, 08/25/32	967
1,818	Series 2003-1, Class A2, VAR, 1.279%, 02/25/33	1,693
10,518	Series 2004-2, Class M1, VAR, 1.234%, 05/25/34	9,699
793	Series 2004-3, Class M2, VAR, 1.294%, 11/25/34	706
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 2.164%, 10/25/34	1,285
	Pretium Mortgage Credit Partners I LLC,
5,815	Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	5,769
4,026	Series 2015-NPL3, Class A1, SUB, 4.125%, 10/27/30 (e)	4,015
3,556	Series 2015-NPL4, Class A1, SUB, 4.375%, 11/27/30 (e)	3,550
10,900	Series 2016-NPL3, Class A1, SUB, 4.375%, 10/25/54 (e)	10,900
6,472	Pretium Mortgage Credit Partners LLC, Series 2016-NPL1, Class A1, SUB, 4.375%, 02/27/31 (e)	6,465
	Progress Residential Trust,
5,463	Series 2014-SFR1, Class A, VAR, 1.536%, 10/17/31 (e)	5,412
3,325	Series 2014-SFR1, Class E, VAR, 4.586%, 10/17/31 (e)	3,259
3,454	RAAC Trust, Series 2005-RP3, Class M1, VAR, 1.233%, 05/25/39 (e)	3,340

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	RAMP Trust,
791	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	806
179	Series 2004-RS11, Class M1, VAR, 1.369%, 11/25/34	177
	RASC Trust,
909	Series 2001-KS3, Class AII, VAR, 0.899%, 09/25/31	847
6,431	Series 2005-EMX1, Class M1, VAR, 1.084%, 03/25/35	5,970
3,291	Series 2006-KS5, Class A3, VAR, 0.599%, 07/25/36	3,171
918	Series 2006-KS7, Class A3, VAR, 0.589%, 09/25/36	905
	Renaissance Home Equity Loan Trust,
2,114	Series 2002-3, Class M1, VAR, 1.939%, 12/25/32	2,065
666	Series 2003-1, Class M1, VAR, 1.939%, 06/25/33	591
214	Series 2003-2, Class A, VAR, 1.319%, 08/25/33	198
1,856	Series 2003-3, Class M1, VAR, 1.169%, 12/25/33	1,682
1,611	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,511
2,950	Series 2003-4, Class M1, VAR, 1.289%, 03/25/34	2,682
1,295	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,089
881	Series 2004-1, Class M1, VAR, 1.019%, 05/25/34	802
936	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	950
1,253	Series 2005-2, Class AV3, VAR, 0.809%, 08/25/35	1,130
1,435	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,417
1,754	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 2.014%, 08/25/34	1,644
	Saxon Asset Securities Trust,
6,118	Series 2003-3, Class M1, VAR, 1.414%, 12/25/33	5,756
420	Series 2004-2, Class AF3, VAR, 4.635%, 08/25/35	422
1,629	Series 2004-2, Class MV2, VAR, 2.239%, 08/25/35	1,548
913	Series 2006-2, Class A3C, VAR, 0.589%, 09/25/36	867

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
		Securitized Asset-Backed Receivables LLC Trust,
3,284		Series 2004-NC1, Class M1, VAR, 1.219%, 02/25/34	3,050
1,055		Series 2004-OP1, Class M2, VAR, 2.089%, 02/25/34	982
4,722		Series 2004-OP2, Class M1, VAR, 1.414%, 08/25/34	4,430
2,097		Series 2005-FR2, Class M2, VAR, 1.414%, 03/25/35	2,003
2,996		Series 2005-OP1, Class M2, VAR, 1.114%, 01/25/35	2,723
3,307		Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, VAR, 0.609%, 06/25/36	3,031
		Specialty Underwriting & Residential Finance Trust,
2,684		Series 2004-BC1, Class M2, VAR, 2.044%, 02/25/35	2,483
1,799		Series 2004-BC3, Class M1, VAR, 1.369%, 07/25/35	1,717
		Structured Asset Investment Loan Trust,
589		Series 2003-BC3, Class M1, VAR, 1.864%, 04/25/33	582
3,966		Series 2003-BC6, Class M1, VAR, 1.564%, 07/25/33	3,738
533		Series 2003-BC10, Class A4, VAR, 1.439%, 10/25/33	512
2,295		Series 2003-BC11, Class M2, VAR, 2.989%, 10/25/33	2,276
1,924		Series 2003-BC12, Class M1, VAR, 1.414%, 11/25/33	1,817
4,085		Series 2004-1, Class M1, VAR, 1.414%, 02/25/34	3,912
—	(h)	Series 2004-1, Class M2, VAR, 3.139%, 02/25/34	—	(h)
4,255		Series 2004-5, Class M3, VAR, 1.369%, 05/25/34	4,029
15,245		Series 2004-6, Class A3, VAR, 1.239%, 07/25/34	14,354
2,691		Series 2004-6, Class M1, VAR, 1.339%, 07/25/34	2,475
3,873		Series 2004-7, Class M1, VAR, 1.489%, 08/25/34	3,601
628		Series 2004-8, Class M2, VAR, 1.369%, 09/25/34	554
569		Series 2004-BNC1, Class A5, VAR, 1.679%, 09/25/34	514
3,521		Series 2005-HE2, Class M1, VAR, 1.159%, 07/25/35	3,331

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,142	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.609%, 12/25/36	5,248
188	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.789%, 04/25/33	183
5,741	Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	5,736
3,695	VOLT XLII LLC, Series 2016-NPL2, Class A1, SUB, 4.250%, 03/26/46 (e)	3,697
9,145	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	9,071
4,948	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	4,880
3,500	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	3,460
5,661	VOLT XXXVI LLC, Series 2015-NP10, Class A1, SUB, 3.625%, 07/25/45 (e)	5,597
10,172	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	10,045
8,056	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	7,981
	Wells Fargo Home Equity Asset-Backed Securities Trust,
108	Series 2004-2, Class A21B, VAR, 1.279%, 10/25/34	106
1,268	Series 2004-2, Class M1, VAR, 1.339%, 10/25/34	1,207
1,603	Series 2004-2, Class M4, VAR, 2.239%, 10/25/34	1,489
944	Series 2004-2, Class M5, VAR, 2.314%, 10/25/34	896
290	Series 2004-2, Class M8A, VAR, 4.939%, 10/25/34 (e)	264
290	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	253
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
591	Series 2004-1, Class M2, VAR, 1.069%, 04/25/34	530
923	Series 2004-1, Class M4, VAR, 1.589%, 04/25/34	826

	Total Asset-Backed Securities (Cost $534,099)	546,288

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUINDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — 3.6%
	Non-Agency CMO — 3.6%
	United States — 3.6%
	Adjustable Rate Mortgage Trust
6,613	Series 2004-2, Class 6A1, VAR, 2.890%, 02/25/35	6,538
7,242	Series 2004-4, Class 4A1, VAR, 2.730%, 03/25/35	7,166
2,590	Series 2005-2, Class 3A1, VAR, 3.014%, 06/25/35	2,450
	Alternative Loan Trust
126	Series 2004-4CB, Class 3A1, 5.000%, 04/25/34	128
1,554	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	1,592
110	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	111
621	Series 2004-27CB, Class A1, 6.000%, 12/25/34	618
910	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	919
177	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	178
1,759	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	1,763
6,578	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	6,528
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,642
462	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	453
7,614	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	6,951
853	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	819
7,531	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	7,298
4,330	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	4,319
3,298	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,241
383	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	356
7,447	Series 2005-21CB, Class A17, 6.000%, 06/25/35	7,188
1,674	Series 2005-21CB, Class A4, 5.250%, 06/25/35	1,549
3,783	Series 2005-23CB, Class A15, 5.500%, 07/25/35	3,638
80	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	80

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,492	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,424
3,777	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	3,603
1,290	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	1,251
827	Series 2005-86CB, Class A4, 5.500%, 02/25/36	737
414	Series 2005-J1, Class 3A1, 6.500%, 08/25/32	414
1,004	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	1,001
524	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	516
87	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	87
657	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	636
699	Series 2005-J14, Class A3, 5.500%, 12/25/35	617
1,938	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	1,820
1,185	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,065
546	Series 2006-25CB, Class A2, 6.000%, 10/25/36	488
340	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	301
938	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	843
364	Series 2007-8CB, Class A9, 6.000%, 05/25/37	321
287	Series 2007-19, Class 1A8, 6.000%, 08/25/37	223
401	Series 2007-25, Class 2A1, 6.000%, 11/25/22	378
186	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	162
504	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.899%, 06/25/45	485
	Banc of America Alternative Loan Trust
3,016	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	3,041
751	Series 2004-9, Class 4A1, 5.500%, 10/25/19	752
1,318	Series 2004-12, Class 4A1, 5.500%, 01/25/20	1,317

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
271	Series 2005-3, Class 2A1, 5.500%, 04/25/20	271
273	Series 2005-4, Class 3A1, 5.500%, 05/25/20	271
105	Series 2005-6, Class 5A4, 5.500%, 07/25/35	89
161	Series 2005-6, Class 7A1, 5.500%, 07/25/20	157
1,317	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,118
867	Series 2005-12, Class 5A1, 5.250%, 01/25/21	865
21	Series 2006-4, Class 2A1, 6.000%, 05/25/21	21
1,390	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,136
1,028	Series 2006-5, Class CB7, 6.000%, 06/25/46	834
	Banc of America Funding Trust
5,257	Series 2005-6, Class 1A2, 5.500%, 10/25/35	4,948
2,065	Series 2005-7, Class 4A7, 6.000%, 11/25/35	2,093
1,028	Series 2006-2, Class 2A20, 5.750%, 03/25/36	972
2,817	Series 2006-A, Class 1A1, VAR, 2.816%, 02/20/36	2,754
317	Series 2007-4, Class 8A1, 5.500%, 11/25/34	303
	Banc of America Mortgage Trust
1,701	Series 2004-A, Class 2A2, VAR, 2.945%, 02/25/34	1,612
720	Series 2007-3, Class 1A1, 6.000%, 09/25/37	651
623	Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1, VAR, 0.599%, 02/25/34	543
882	Bear Stearns ARM Trust, Series 2005-2, Class A2, VAR, 2.924%, 03/25/35	888
1,108	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.444%, 10/25/34	521
489	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	442
	Chase Mortgage Finance Trust
2,097	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	1,732
1,467	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,278

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
16,062	Series 2007-A2, Class 3A1, VAR, 2.840%, 07/25/37	15,968
399	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	338
	CHL Mortgage Pass-Through Trust
326	Series 2003-27, Class A1, VAR, 2.810%, 06/25/33	322
695	Series 2003-37, Class 2A1, VAR, 2.690%, 09/25/33	638
4,890	Series 2004-25, Class 2A1, VAR, 1.119%, 02/25/35	4,212
415	Series 2005-5, Class A2, 5.500%, 03/25/35	419
334	Series 2005-20, Class A7, 5.250%, 12/25/27	311
413	Series 2005-30, Class A5, 5.500%, 01/25/36	393
2,846	Series 2006-10, Class 1A16, 6.000%, 05/25/36	2,592
189	Series 2006-15, Class A1, 6.250%, 10/25/36	174
886	Series 2006-17, Class A2, 6.000%, 12/25/36	802
5,431	Series 2006-18, Class 2A4, 6.000%, 12/25/36	5,038
325	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	305
302	Series 2007-2, Class A2, 6.000%, 03/25/37	280
2,532	Series 2007-3, Class A18, 6.000%, 04/25/37	2,288
280	Series 2007-10, Class A4, 5.500%, 07/25/37	229
713	Series 2007-13, Class A4, 6.000%, 08/25/37	665
1,015	Series 2007-18, Class 2A1, 6.500%, 11/25/37	840
1,575	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,549
1,142	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	1,124
	Citigroup Mortgage Loan Trust, Inc.
621	Series 2005-3, Class 2A2A, VAR, 2.753%, 08/25/35	609
1,465	Series 2005-4, Class A, VAR, 2.789%, 08/25/35	1,426
1,678	Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	1,669

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	47

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,900	Series 2005-9, Class 2A2, 5.500%, 11/25/35	1,844
1,706	Series 2006-8, Class A3, VAR, 0.789%, 10/25/35 (e)	1,316
37	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	37
	Credit Suisse First Boston Mortgage Securities Corp.
607	Series 2003-29, Class 3A1, 5.500%, 12/25/33	622
8,831	Series 2004-4, Class 4A1, 5.500%, 08/25/34	9,097
249	Series 2004-8, Class 4A3, 5.500%, 12/25/34	253
1,634	Series 2004-AR5, Class 6A1, VAR, 2.676%, 06/25/34	1,624
3,171	Series 2005-2, Class 1A2, 5.250%, 01/25/28	3,178
591	Series 2005-4, Class 3A17, 5.500%, 06/25/35	593
3,616	Series 2005-10, Class 11A1, 5.500%, 11/25/20	3,362
106	Series 2005-10, Class 12A1, 5.250%, 11/25/20	99
693	Series 2005-10, Class 5A3, 5.500%, 11/25/35	624
	CSFB Mortgage-Backed Trust
1,121	Series 2004-AR4, Class 2A1, VAR, 2.928%, 05/25/34	1,106
6,068	Series 2004-AR4, Class 4A1, VAR, 2.915%, 05/25/34	6,052
3,500	Series 2004-AR6, Class 7A1, VAR, 2.736%, 10/25/34	3,510
	CSMC Mortgage-Backed Trust
126	Series 2006-8, Class 5A1, VAR, 5.693%, 10/25/26	108
1,209	Series 2007-2, Class 3A13, 5.500%, 03/25/37	1,095
249	Series 2007-3, Class 4A5, 5.000%, 04/25/37	233
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
296	Series 2005-1, Class 2A1, VAR, 5.840%, 02/25/20	300
110	Series 2005-2, Class 2A1, VAR, 0.739%, 03/25/20	104
5,180	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.696%, 08/19/45	4,365

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
880	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M3, VAR, 4.039%, 04/25/24	859
	First Horizon Alternative Mortgage Securities Trust
217	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	212
1,062	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	1,057
	First Horizon Mortgage Pass-Through Trust
575	Series 2004-AR7, Class 4A1, VAR, 2.641%, 02/25/35	567
4,509	Series 2005-5, Class 1A6, 5.500%, 10/25/35	4,400
862	Series 2006-2, Class 1A3, 6.000%, 08/25/36	810
114	Series 2006-2, Class 1A7, 6.000%, 08/25/36	107
866	Series 2006-3, Class 1A13, 6.250%, 11/25/36	823
	GMACM Mortgage Loan Trust
1,327	Series 2004-AR2, Class 3A, VAR, 3.200%, 08/19/34	1,279
815	Series 2005-AR1, Class 3A, VAR, 3.292%, 03/18/35	794
1,886	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,537
	GSR Mortgage Loan Trust
456	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	460
607	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	615
276	Series 2005-AR3, Class 6A1, VAR, 3.018%, 05/25/35	254
5,950	Series 2005-AR4, Class 3A5, VAR, 2.816%, 07/25/35	5,505
1,759	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	1,582
2,849	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	2,548
670	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	615
958	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	899
536	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.746%, 08/19/45	492

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Impac CMB Trust
1,856	Series 2004-5, Class 1A1, VAR, 1.159%, 10/25/34	1,728
676	Series 2004-5, Class 1M2, VAR, 1.309%, 10/25/34	618
4,045	Series 2004-6, Class 1A2, VAR, 1.219%, 10/25/34	3,699
1,452	Series 2004-7, Class 1A2, VAR, 1.359%, 11/25/34	1,339
6,086	Series 2004-9, Class 1A1, VAR, 1.199%, 01/25/35	5,494
1,318	Series 2004-10, Class 2A, VAR, 1.079%, 03/25/35	1,118
2,474	Series 2004-10, Class 3A1, VAR, 1.139%, 03/25/35	2,217
868	Series 2005-1, Class 1A1, VAR, 0.959%, 04/25/35	778
924	Series 2005-4, Class 1A1A, VAR, 0.979%, 05/25/35	842
1,107	Impac CMB Trust Series, Series 2005-2, Class 1A2, VAR, 1.059%, 04/25/35	953
513	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	476
	IndyMac INDX Mortgage Loan Trust
800	Series 2005-AR3, Class 3A1, VAR, 2.827%, 04/25/35	766
1,994	Series 2005-AR14, Class 2A1A, VAR, 0.739%, 07/25/35	1,696
	JP Morgan Mortgage Trust
364	Series 2004-A6, Class 1A1, VAR, 2.769%, 12/25/34	355
1,032	Series 2005-A3, Class 6A6, VAR, 2.947%, 06/25/35	1,000
425	Series 2005-A8, Class 1A1, VAR, 2.668%, 11/25/35	399
254	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	236
157	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	157
861	Series 2007-A1, Class 2A2, VAR, 2.705%, 07/25/35	838
145	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	143
2,191	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	1,907
	Lehman XS Trust
12,272	Series 2005-5N, Class 3A1A, VAR, 0.739%, 11/25/35	10,385

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
8,434	Series 2005-7N, Class 1A1A, VAR, 0.709%, 12/25/35	7,058
	MASTR Alternative Loan Trust
855	Series 2004-8, Class 1A1, 6.500%, 09/25/34	896
2,612	Series 2004-12, Class 3A1, 6.000%, 12/25/34	2,714
889	Series 2005-3, Class 1A1, 5.500%, 04/25/35	885
462	Series 2005-5, Class 3A1, 5.750%, 08/25/35	378
1,422	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,245
1,327	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,226
	Merrill Lynch Mortgage Investors Trust
281	Series 2005-1, Class 2A1, VAR, 2.394%, 04/25/35	272
887	Series 2005-1, Class 2A2, VAR, 2.394%, 04/25/35	856
585	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	485
	Morgan Stanley Mortgage Loan Trust
784	Series 2004-8AR, Class 4A1, VAR, 2.647%, 10/25/34	768
1,249	Series 2004-9, Class 1A, VAR, 5.547%, 11/25/34	1,280
188	Series 2005-4, Class 1A, 5.000%, 08/25/35	189
2,195	Series 2006-2, Class 1A, 5.250%, 02/25/21	2,104
	MortgageIT Trust
8,184	Series 2005-3, Class A1, VAR, 0.739%, 08/25/35	7,504
1,099	Series 2005-5, Class A1, VAR, 0.699%, 12/25/35	980
154	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	155
3,955	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.719%, 12/25/35	3,426
	Opteum Mortgage Acceptance Corp. Trust
1,082	Series 2005-4, Class 1A2, VAR, 0.829%, 11/25/35	982
1,436	Series 2006-1, Class 1AC1, VAR, 0.739%, 04/25/36	1,240

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	49

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,183	Series 2006-1, Class 1APT, VAR, 0.649%, 04/25/36	975
	RALI Trust
85	Series 2003-QS20, Class CB, 5.000%, 11/25/18	85
3,441	Series 2004-QA3, Class CB2, VAR, 3.729%, 08/25/34	3,464
566	Series 2004-QS15, Class A2, VAR, 0.839%, 11/25/34	547
222	Series 2005-QS2, Class A1, 5.500%, 02/25/35	219
3,973	Series 2005-QS6, Class A1, 5.000%, 05/25/35	3,462
1,844	Series 2005-QS17, Class A3, 6.000%, 12/25/35	1,577
3,668	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,003
134	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	125
	Residential Asset Securitization Trust
317	Series 2004-A6, Class A1, 5.000%, 08/25/19	317
343	Series 2004-A8, Class A1, 5.250%, 11/25/34	345
5,578	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,002
3,314	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	3,104
242	Series 2005-A14, Class A1, 5.500%, 12/25/35	213
	RFMSI Trust
720	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	722
260	Series 2005-S7, Class A6, 5.500%, 11/25/35	258
218	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	216
85	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	80
1,959	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.639%, 07/20/36	1,763
	Structured Adjustable Rate Mortgage Loan Trust
1,655	Series 2004-16, Class 5A2, VAR, 2.702%, 11/25/34	1,570
823	Series 2005-17, Class 4A3, VAR, 2.736%, 08/25/35	801

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1,013	Series 2003-35, Class B1, VAR, 5.508%, 12/25/33	842
8,472	Series 2004-10, Class 1A1, VAR, 5.407%, 06/25/34	8,622
	Structured Asset Securities Corp. Trust
671	Series 2005-6, Class 2A3, 5.500%, 05/25/35	684
407	Series 2005-6, Class 5A2, 5.000%, 05/25/35	410
	WaMu Mortgage Pass-Through Certificates Trust
2,249	Series 2004-AR10, Class A1B, VAR, 0.859%, 07/25/44	2,128
2,862	Series 2004-AR11, Class A, VAR, 2.553%, 10/25/34	2,871
8,485	Series 2005-AR5, Class A6, VAR, 2.545%, 05/25/35	8,387
528	Series 2005-AR7, Class A3, VAR, 2.498%, 08/25/35	517
4,321	Series 2005-AR14, Class 1A3, VAR, 2.525%, 12/25/35	4,134
2,675	Series 2005-AR14, Class 1A4, VAR, 2.525%, 12/25/35	2,568
83	Series 2005-AR15, Class A1A1, VAR, 0.699%, 11/25/45	76
1,594	Series 2005-AR16, Class 1A1, VAR, 2.563%, 12/25/35	1,484
194	Series 2005-AR18, Class 1A3A, VAR, 2.506%, 01/25/36	191
777	Series 2006-AR2, Class 1A1, VAR, 2.513%, 03/25/36	703
1,407	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,304
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2,335	Series 2005-1, Class 1A3, 5.500%, 03/25/35	2,222
1,177	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,091
1,842	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	1,717
396	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	326
2,340	Series 2007-1, Class 2A1, 6.000%, 01/25/22	2,245

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Wells Fargo Mortgage-Backed Securities Trust
1,086	Series 2004-BB, Class A5, VAR, 2.847%, 01/25/35	1,088
10,551	Series 2004-DD, Class 1A1, VAR, 2.833%, 01/25/35	10,472
401	Series 2004-DD, Class 2A6, VAR, 2.832%, 01/25/35	397
5,525	Series 2004-M, Class A1, VAR, 2.746%, 08/25/34	5,537
7,671	Series 2004-N, Class A6, VAR, 2.731%, 08/25/34	7,638
7,284	Series 2004-N, Class A7, VAR, 2.731%, 08/25/34	7,252
746	Series 2004-Q, Class 1A2, VAR, 2.741%, 09/25/34	750
237	Series 2005-AR2, Class 2A2, VAR, 2.876%, 03/25/35	239
835	Series 2005-AR3, Class 2A1, VAR, 2.765%, 03/25/35	839
616	Series 2005-AR4, Class 2A2, VAR, 2.980%, 04/25/35	614
2,930	Series 2005-AR5, Class 1A1, VAR, 3.049%, 04/25/35	2,904
284	Series 2005-AR7, Class 2A1, VAR, 3.064%, 05/25/35	280
5,322	Series 2005-AR8, Class 1A1, VAR, 2.881%, 06/25/35	5,381
3,655	Series 2005-AR10, Class 1A1, VAR, 2.827%, 06/25/35	3,705
705	Series 2005-AR11, Class 1A1, VAR, 2.776%, 06/25/35	696
1,025	Series 2005-AR15, Class 1A6, VAR, 2.736%, 09/25/35	964
3,826	Series 2005-AR16, Class 6A3, VAR, 2.831%, 10/25/35	3,825
449	Series 2005-AR16, Class 7A1, VAR, 2.740%, 10/25/35	434
1,895	Series 2006-4, Class 1A9, 5.750%, 04/25/36	1,934
3,012	Series 2006-AR2, Class 2A1, VAR, 2.841%, 03/25/36	2,947
531	Series 2006-AR2, Class 2A3, VAR, 2.841%, 03/25/36	520
3,418	Series 2006-AR6, Class 5A1, VAR, 2.837%, 03/25/36	3,390
631	Series 2006-AR19, Class A3, VAR, 5.647%, 12/25/36	589
519	Series 2007-2, Class 1A13, 6.000%, 03/25/37	508

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
975	Series 2007-15, Class A1, 6.000%, 11/25/37	966

	Total Collateralized Mortgage Obligations (Cost $433,598)	433,660

Commercial Mortgage-Backed Securities — 1.4%
	United States — 1.4%
	Banc of America Commercial Mortgage Trust,
785	Series 2006-1, Class C, VAR, 5.509%, 09/10/45	784
3,270	Series 2006-2, Class B, VAR, 6.026%, 05/10/45	3,134
2,350	Series 2007-3, Class AJ, VAR, 5.716%, 06/10/49	2,337
5,000	Series 2007-3, Class B, VAR, 5.716%, 06/10/49	4,947
	Bear Stearns Commercial Mortgage Securities Trust,
3,986	Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	3,977
7,165	Series 2006-PW13, Class C, VAR, 5.680%, 09/11/41 (e)	7,026
7,080	Series 2007-PW16, Class AJ, VAR, 5.911%, 06/11/40	6,944
5,790	Series 2007-PW17, Class AJ, VAR, 6.080%, 06/11/50	5,746
5,769	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.454%, 07/15/44	5,763
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, VAR, 6.326%, 11/15/44	2,476
3,159	Series 2007-CD5, Class D, VAR, 6.326%, 11/15/44 (e)	3,162
4,522	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AJ, VAR, 6.266%, 03/15/49	4,518
	COMM Mortgage Trust,
4,585	Series 2006-C8, Class AJ, 5.377%, 12/10/46	4,421
5,400	Series 2015-CR23, Class CMC, VAR, 3.807%, 05/10/48 (e)	5,045
2,275	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.237%, 12/10/49	2,242
2,133	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, VAR, 5.290%, 11/10/45	2,132
4,150	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	3,735

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	51

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000	Series 2006-LDP8, Class AJ, VAR, 5.480%, 05/15/45	998
4,900	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	4,811
6,350	Series 2007-LD11, Class AM, VAR, 5.929%, 06/15/49	6,310
5,000	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	4,931
	LB-UBS Commercial Mortgage Trust,
6,500	Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	6,460
2,410	Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	2,349
4,800	Series 2007-C1, Class AJ, 5.484%, 02/15/40	4,773
1,240	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	1,234
9,200	Series 2007-C6, Class AJ, VAR, 6.324%, 07/15/40	9,129
2,400	ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, VAR, 5.485%, 07/12/46	2,338
	Morgan Stanley Capital I Trust,
1,053	Series 2005-HQ7, Class C, VAR, 5.359%, 11/14/42	1,051
821	Series 2006-HQ8, Class AJ, VAR, 5.590%, 03/12/44	820
3,480	Series 2006-HQ8, Class C, VAR, 5.590%, 03/12/44	3,343
3,584	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	3,561
6,890	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	6,847
5,225	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	5,150
2,922	Series 2007-HQ11, Class B, VAR, 5.538%, 02/12/44	2,869
3,255	Series 2007-HQ12, Class B, VAR, 5.903%, 04/12/49	3,274
	Wachovia Bank Commercial Mortgage Trust,
521	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	520
3,900	Series 2006-C29, Class AJ, VAR, 5.368%, 11/15/48	3,812
7,275	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	7,318
1,200	Series 2007-C31, Class C, VAR, 5.829%, 04/15/47	1,164

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,075	Series 2007-C33, Class AJ, VAR, 6.147%, 02/15/51	2,048
2,650	Series 2007-C33, Class B, VAR, 6.147%, 02/15/51	2,497
6,313	Series 2007-C33, Class C, VAR, 6.147%, 02/15/51	5,774
2,500	Series 2007-C34, Class AJ, VAR, 6.141%, 05/15/46	2,466
1,500	Series 2007-C34, Class B, VAR, 6.216%, 05/15/46	1,475

	Total Commercial Mortgage-Backed Securities (Cost $171,692)	165,711

SHARES
Common Stocks — 34.1%
	Australia — 0.9%
1,155	Dexus Property Group	7,364
1,471	Goodman Group	7,664
7,524	Mirvac Group	10,645
4,508	Scentre Group	16,001
1,930	Suncorp Group Ltd.	18,259
2,374	Transurban Group	20,831
3,553	Westfield Corp.	27,134

		107,898

	Belgium — 0.3%
182	Ageas	7,158
119	Anheuser-Busch InBev S.A./N.V.	14,710
136	KBC Groep N.V.	7,639
236	Proximus SADP	7,959
26	Warehouses De Pauw CVA	2,398

		39,864

	Bermuda — 0.0% (g)
32	Validus Holdings Ltd.	1,486

	Brazil — 0.2%
1,236	AMBEV S.A., ADR	6,912
199	Banco do Brasil S.A.	1,261
617	BB Seguridade Participacoes S.A.	5,369
371	Tractebel Energia S.A.	4,105

		17,647

	Canada — 0.2%
382	Allied Properties Real Estate Investment Trust	10,762
249	Canadian Apartment Properties REIT	5,925
206	RioCan Real Estate Investment Trust	4,471

		21,158

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Chile — 0.1%
303	Banco Santander Chile, ADR	5,887

	China — 0.1%
6,444	China Construction Bank Corp., Class H	4,093
2,018	Fuyao Glass Industry Group Co., Ltd., Class H (a) (e)	4,549

		8,642

	Czech Republic — 0.1%
31	Komercni Banka A.S.	6,470

	Denmark — 0.3%
1,098	Danske Bank A/S	31,065
78	Pandora A/S	10,185

		41,250

	Finland — 0.8%
235	Elisa OYJ	8,792
218	Kone OYJ, Class B	9,951
1,893	Nokia OYJ	11,175
230	Nokian Renkaat OYJ	8,492
236	Orion OYJ, Class B	8,235
198	Sampo OYJ, Class A	8,640
927	Stora Enso OYJ, Class R	8,101
1,924	UPM-Kymmene OYJ	36,823

		100,209

	France — 2.4%
205	Airbus Group SE	12,806
603	AXA S.A.	15,232
284	BNP Paribas S.A.	15,059
225	Bouygues S.A.	7,502
197	Cie Generale des Etablissements Michelin	20,561
440	CNP Assurances	7,504
834	Credit Agricole S.A.	9,234
283	Eutelsat Communications S.A.	8,785
59	Gecina S.A.	8,472
416	Klepierre	19,562
259	Lagardere S.C.A.	6,866
1,149	Natixis S.A.	6,338
689	Orange S.A.	11,453
236	SCOR SE	8,025
281	Societe Generale S.A.	11,062
419	Suez Environnement Co.	7,722
136	Technip S.A. (a)	7,997
355	TOTAL S.A.	17,925
253	Unibail-Rodamco SE	67,880
392	Veolia Environnement S.A.	9,633

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
464	Vivendi S.A.	8,916

		288,534

	Germany — 1.6%
238	Allianz SE	40,516
581	alstria office REIT-AG (a)	8,156
241	Bayer AG	27,850
419	Daimler AG	29,192
1,645	Deutsche Telekom AG	28,870
200	Deutsche Wohnen AG	6,126
63	Hannover Rueck SE	7,232
64	Muenchener Rueckversicherungs-Gesellschaft AG	11,819
155	ProSiebenSat.1 Media SE	7,898
175	Siemens AG	18,342
511	TUI AG	7,423

		193,424

	Hong Kong — 0.3%
530	China Mobile Ltd.	6,079
2,036	China Resources Power Holdings Co., Ltd.	3,429
245	Hang Seng Bank Ltd.	4,447
2,008	HKT Trust & HKT Ltd.	2,910
982	Hongkong Land Holdings Ltd.	6,218
1,010	Link REIT	6,128
2,125	New World Development Co., Ltd.	2,113
1,319	Sands China Ltd.	4,700
175	VTech Holdings Ltd.	1,809

		37,833

	Hungary — 0.0% (g)
149	OTP Bank plc	3,949

	India — 0.1%
710	Coal India Ltd.	3,082
912	ITC Ltd.	4,466

		7,548

	Indonesia — 0.0% (g)
8,535	Telekomunikasi Indonesia Persero Tbk PT (a)	2,290

	Ireland — 0.4%
326	Accenture plc, Class A	36,778
58	Paddy Power Betfair plc	7,857

		44,635

	Italy — 0.6%
538	Assicurazioni Generali S.p.A.	8,225
1,147	Atlantia S.p.A.	31,971
4,115	Intesa Sanpaolo S.p.A.	11,438

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Italy — continued
1,646	Snam S.p.A.	10,066
1,331	Terna Rete Elettrica Nazionale S.p.A.	7,516
1,999	UniCredit S.p.A.	7,751

		76,967

	Japan — 1.3%
3	GLP J-Reit	4,109
755	Japan Airlines Co., Ltd.	27,183
2	Japan Logistics Fund, Inc.	5,291
1	Japan Real Estate Investment Corp.	7,111
2	Japan Retail Fund Investment Corp.	4,201
856	Japan Tobacco, Inc.	34,983
2,849	Mitsubishi UFJ Financial Group, Inc.	13,149
3	Nippon Prologis REIT, Inc.	7,522
821	Nippon Telegraph & Telephone Corp.	36,754
4	Orix JREIT, Inc.	6,274
259	Toyota Motor Corp.	13,144

		159,721

	Luxembourg — 0.1%
92	RTL Group S.A.	7,684

	Mexico — 0.1%
997	Bolsa Mexicana de Valores S.A.B. de C.V.	1,655
2,445	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	5,788

		7,443

	Netherlands — 1.5%
1,082	Aegon N.V.	6,222
61	Eurocommercial Properties N.V., CVA	2,847
2,325	ING Groep N.V., CVA	28,490
447	Koninklijke Ahold N.V.	9,737
2,023	Koninklijke KPN N.V.	7,948
906	NN Group N.V.	31,463
1,804	Royal Dutch Shell plc, Class A	47,659
1,387	Royal Dutch Shell plc, Class B	36,416
170	Vastned Retail N.V.	7,484

		178,266

	Norway — 0.3%
700	DNB ASA	8,964
528	Gjensidige Forsikring ASA	9,040
1,031	Orkla ASA	8,998
190	Yara International ASA	7,606

		34,608

	Poland — 0.0% (g)
362	Powszechny Zaklad Ubezpieczen S.A.	3,278

SHARES	SECURITY DESCRIPTION	VALUE

	Portugal — 0.2%
2,718	EDP—Energias de Portugal S.A.	9,661
576	Galp Energia SGPS S.A.	7,913

		17,574

	Russia — 0.1%
98	Lukoil PJSC, ADR	4,156
128	MegaFon PJSC, Reg. S, GDR	1,476
147	MMC Norilsk Nickel PJSC, ADR	2,175
217	Mobile TeleSystems PJSC, ADR	2,007
2,563	Moscow Exchange MICEX-RTS PJSC	4,052
166	Severstal PAO, Reg. S, GDR	1,928

		15,794

	Singapore — 0.0% (g)
992	Ascendas Real Estate Investment Trust	1,811
1,584	CapitaLand Commercial Trust Ltd.	1,681
4,038	Hutchison Port Holdings Trust, Class U	1,793

		5,285

	South Africa — 0.3%
582	AVI Ltd.	3,608
443	Barclays Africa Group Ltd.	4,486
223	Bidvest Group Ltd. (The)	5,661
1,512	FirstRand Ltd.	4,859
210	Imperial Holdings Ltd.	2,196
1,640	Life Healthcare Group Holdings Ltd.	4,301
2,400	MMI Holdings Ltd.	4,000
269	Vodacom Group Ltd.	3,127

		32,238

	South Korea — 0.1%
67	Kangwon Land, Inc.	2,497
54	KT&G Corp.	5,839
3	Samsung Electronics Co., Ltd.	3,161
152	SK Telecom Co., Ltd., ADR	3,043

		14,540

	Spain — 1.0%
432	Abertis Infraestructuras S.A.	7,290
285	ACS Actividades de Construccion y Servicios S.A.	9,446
43	Aena S.A. (a) (e)	6,206
3,864	Banco de Sabadell S.A.	7,405
2,300	Banco Popular Espanol S.A.	6,272
2,475	Banco Santander S.A.	12,566
300	Enagas S.A.	9,163
436	Endesa S.A.	9,183
292	Ferrovial S.A.	6,306

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Spain — continued
389	Gas Natural SDG S.A.	8,121
1,973	Iberdrola S.A.	14,046
109	Red Electrica Corp. S.A.	9,729
1,209	Telefonica S.A.	13,230

		118,963

	Sweden — 0.2%
431	Electrolux AB, Series B	12,533
203	ICA Gruppen AB	6,661
335	Skanska AB, Class B	7,388

		26,582

	Switzerland — 0.7%
90	Baloise Holding AG	11,095
3	Banque Cantonale Vaudoise	2,212
26	Cembra Money Bank AG (a)	1,790
77	Chubb Ltd.	9,060
92	Novartis AG	7,025
27	Roche Holding AG	6,877
132	Swiss Prime Site AG (a)	11,594
318	Swiss Re AG	28,246

		77,899

	Taiwan — 0.5%
233	Asustek Computer, Inc.	2,043
1,690	Cheng Shin Rubber Industry Co., Ltd.	3,507
502	Chicony Electronics Co., Ltd.	1,203
1,082	Delta Electronics, Inc.	5,013
921	Far EasTone Telecommunications Co., Ltd. (a)	2,077
359	MediaTek, Inc.	2,546
835	Novatek Microelectronics Corp.	2,910
591	President Chain Store Corp.	4,179
2,149	Quanta Computer, Inc.	3,454
5,619	Siliconware Precision Industries Co., Ltd. (a)	8,319
156	Simplo Technology Co., Ltd.	525
1,463	Taiwan Mobile Co., Ltd.	4,823
124	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,920
219	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,160
3,541	Vanguard International Semiconductor Corp.	5,396

		54,075

	Thailand — 0.0% (g)
131	Siam Cement PCL (The)	1,835
119	Siam Cement PCL (The), NVDR	1,657

		3,492

SHARES	SECURITY DESCRIPTION	VALUE

	Turkey — 0.0% (g)
317	Eregli Demir ve Celik Fabrikalari TAS	528
543	Tofas Turk Otomobil Fabrikasi A.S.	4,294

		4,822

	United Arab Emirates — 0.0% (g)
1,025	First Gulf Bank PJSC	3,587

	United Kingdom — 4.8%
268	Admiral Group plc	7,274
702	Amec Foster Wheeler plc	5,088
181	AstraZeneca plc	10,405
6,298	BAE Systems plc	43,941
964	Barratt Developments plc	7,509
3,905	BP plc	21,517
381	British American Tobacco plc	23,204
1,918	British Land Co. plc (The)	20,177
1,585	BT Group plc	10,277
5,526	Direct Line Insurance Group plc	29,275
295	easyJet plc	6,368
3,097	GlaxoSmithKline plc	66,184
256	Imperial Brands plc	13,916
480	Inmarsat plc	6,528
1,663	Intu Properties plc	7,407
2,526	ITV plc	8,326
1,881	J Sainsbury plc	7,959
33,417	Lloyds Banking Group plc	32,799
1,305	Marks & Spencer Group plc	8,094
997	Meggitt plc	5,995
988	National Grid plc	14,101
92	Next plc	6,823
1,157	Persimmon plc	33,657
517	Petrofac Ltd.	6,411
169	Provident Financial plc	7,223
371	Rio Tinto plc	12,459
1,117	Royal Mail plc	7,954
1,921	Safestore Holdings plc	9,525
2,334	Segro plc	14,261
278	Severn Trent plc	9,072
573	Sky plc	7,881
440	SSE plc	9,712
1,452	Standard Life plc	6,934
861	Tate & Lyle plc	7,411
3,066	Taylor Wimpey plc	8,271
551	Unilever plc	24,639
664	United Utilities Group plc	9,125
10,333	Vodafone Group plc	33,290

		570,992

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — 14.5%
84		3M Co.	14,044
53		AbbVie, Inc.	3,219
1,050		Altria Group, Inc.	65,870
159		American Campus Communities, Inc.	7,109
101		Analog Devices, Inc.	5,679
398		Apartment Investment & Management Co., Class A	15,933
144		Apple, Inc.	13,501
46		Arthur J. Gallagher & Co.	2,134
759		AT&T, Inc.	29,459
86		Automatic Data Processing, Inc.	7,639
209		AvalonBay Communities, Inc.	36,896
253		BB&T Corp.	8,960
160		Boston Properties, Inc.	20,682
240		Brandywine Realty Trust	3,591
338		Bristol-Myers Squibb Co.	24,385
—	(h)	California Resources Corp.	—	(h)
115		Camden Property Trust	9,304
98		Chevron Corp.	10,044
109		Cincinnati Financial Corp.	7,165
78		Cinemark Holdings, Inc.	2,718
573		CME Group, Inc.	52,622
193		CMS Energy Corp.	7,856
196		Coca-Cola Co. (The)	8,785
205		Columbia Pipeline Group, Inc.	5,264
305		Comcast Corp., Class A	18,558
109		ConocoPhillips	5,189
1		Constar International, Inc., Class A (a)	—	(h)
23		Cullen/Frost Bankers, Inc.	1,484
306		DDR Corp.	5,347
365		DiamondRock Hospitality Co.	3,253
264		Douglas Emmett, Inc.	8,576
74		Dr. Pepper Snapple Group, Inc.	6,684
22		DTE Energy Co.	1,942
353		Duke Realty Corp.	7,726
4		Dynegy, Inc. (a)	66
215		E.I. du Pont de Nemours & Co.	14,182
80		Edison International	5,643
7		EI du Pont de Nemours & Co.	434
160		Eli Lilly & Co.	12,072
325		Equity One, Inc.	9,185
143		Extra Space Storage, Inc.	12,108
217		Exxon Mobil Corp.	19,196
127		Fidelity National Information Services, Inc.	8,338
107		General Growth Properties, Inc.	3,002
922		General Motors Co.	29,325

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
28		Gilead Sciences, Inc.	2,426
1,042		HCP, Inc.	35,250
196		Highwoods Properties, Inc.	9,162
534		Home Depot, Inc. (The)	71,551
143		Honeywell International, Inc.	16,368
1,170		HP, Inc.	14,352
137		Illinois Tool Works, Inc.	14,328
372		Johnson & Johnson	41,723
84		Kilroy Realty Corp.	5,427
57		Kimberly-Clark Corp.	7,078
1,261		Kimco Realty Corp.	35,473
533		KLA-Tencor Corp.	37,273
130		L Brands, Inc.	10,177
766		LaSalle Hotel Properties	18,318
507		Liberty Property Trust	17,689
39		M&T Bank Corp.	4,620
228		Macerich Co. (The)	17,331
351		Merck & Co., Inc.	19,246
727		MetLife, Inc.	32,780
1,401		Microsoft Corp.	69,867
274		Mondelez International, Inc., Class A	11,766
558		Morgan Stanley	15,112
117		National Health Investors, Inc.	7,982
217		National Retail Properties, Inc.	9,505
3		Nebraska Book Holdings, Inc. (a)	3
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B (a) (e)	100
234		NextEra Energy, Inc.	27,507
178		NII Holdings, Inc. (a)	938
253		NiSource, Inc.	5,750
135		Northern Trust Corp.	9,628
979		Occidental Petroleum Corp.	75,046
261		Omega Healthcare Investors, Inc.	8,801
43		Parkway Properties, Inc.	713
118		Pebblebrook Hotel Trust	3,269
44		PepsiCo, Inc.	4,530
1,755		Pfizer, Inc.	57,399
169		Philip Morris International, Inc.	16,626
146		PNC Financial Services Group, Inc. (The)	12,813
60		PPG Industries, Inc.	6,571
315		PPL Corp.	11,863
130		Procter & Gamble Co. (The)	10,385
1,019		Prologis, Inc.	46,272
87		Public Storage	21,197
289		Regency Centers Corp.	21,284
245		Simon Property Group, Inc.	49,269

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
202	SL Green Realty Corp.	21,217
23	Snap-on, Inc.	3,656
3	Somerset Cayuga Holding Co., Inc. (a)	70
2,013	Spirit Realty Capital, Inc.	23,007
493	STORE Capital Corp.	12,643
133	T. Rowe Price Group, Inc.	10,025
186	Texas Instruments, Inc.	10,638
134	Time Warner, Inc.	10,092
175	Travelers Cos., Inc. (The)	19,186
337	U.S. Bancorp	14,383
149	United Technologies Corp.	15,599
164	UnitedHealth Group, Inc.	21,643
139	V.F. Corp.	8,764
325	Verizon Communications, Inc.	16,556
77	Vornado Realty Trust	7,338
1,282	Wells Fargo & Co.	64,062
215	Welltower, Inc.	14,941
172	Xcel Energy, Inc.	6,904

		1,730,661

	Total Common Stocks (Cost $3,678,056)	4,073,195

PRINCIPAL AMOUNT
Convertible Bonds — 1.2%
	Austria — 0.0% (g)
EUR 20,065 Units	IMMOFINANZ AG, 4.250%, 03/08/18	1,006
EUR1,800	Steinhoff Finance Holdings GmbH, 1.250%, 08/11/22	2,128

		3,134

	Bermuda — 0.0% (g)
200	Horizon Pharma Investment Ltd., 2.500%, 03/15/22	175

	Cayman Islands — 0.1%
HKD4,000	ASM Pacific Technology Ltd., 2.000%, 03/28/19	518
3,000	China Overseas Finance Investment Cayman V Ltd., Zero Coupon, 01/05/23	3,023
HKD8,000	Kingsoft Corp., Ltd., 1.250%, 04/11/19	1,002
	Qihoo 360 Technology Co., Ltd.,
600	0.500%, 08/15/20	592
1,400	1.750%, 08/15/21	1,383
600	2.500%, 09/15/18	596
1,739	SINA Corp., 1.000%, 12/01/18	1,707

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — continued
946	SouFun Holdings Ltd., 2.000%, 12/15/18	930
500	TPK Holding Co., Ltd., Reg. S, Zero Coupon, 04/08/20	444
1,286	Vipshop Holdings Ltd., 1.500%, 03/15/19	1,322
620	YY, Inc., 2.250%, 04/01/19	611
800	Zhen Ding Technology Holding Ltd., Zero Coupon, 06/26/19	797

		12,925

	France — 0.0% (g)
EUR 17,092 Units	Air France-KLM, 2.030%, 02/15/23	2,207
1,200	TOTAL S.A., 0.500%, 12/02/22	1,232

		3,439

	Germany — 0.0% (g)
EUR800	Rocket Internet SE, 3.000%, 07/22/22	749

	Hong Kong — 0.0% (g)
600	Baosteel Hong Kong Investment Co. Ltd., Zero Coupon, 12/01/18	564

	Japan — 0.0% (g)
900	Joyo Bank Ltd. (The), Zero Coupon, 04/24/19	840
JPY90,000	Kawasaki Kisen Kaisha Ltd., Zero Coupon, 09/26/18	831
600	Yamaguchi Financial Group, Inc., VAR, 0.130%, 03/26/20	574

		2,245

	Luxembourg — 0.0% (g)
EUR700	OHL Investments S.A., Reg. S, 4.000%, 04/25/18	736
3,600	Subsea 7 S.A., Reg. S, 1.000%, 10/05/17	3,483

		4,219

	Malaysia — 0.0% (g)
1,400	Cahaya Capital Ltd., Zero Coupon, 09/18/21	1,398

	Mexico — 0.0% (g)
400	Cemex S.A.B. de C.V., 3.750%, 03/15/18	440

	Netherlands — 0.1%
EUR1,900	America Movil B.V., 5.500%, 09/17/18	2,235
EUR600	Amorim Energia B.V., Reg. S, 3.375%, 06/03/18	699
4,680 Units	Fiat Chrysler Automobiles N.V., 7.875%, 12/15/16	3,304
1,800	STMicroelectronics N.V., 1.000%, 07/03/21	1,648
1,481	Yandex N.V., 1.125%, 12/15/18	1,335

		9,221

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	Singapore — 0.1%
SGD8,250	CapitaLand Ltd., Reg. S, 1.850%, 06/19/20	5,874

	South Africa — 0.0% (g)
ZAR110	Shoprite Investments Pty Ltd., Reg. S, 6.500%, 04/03/17	807

	Spain — 0.1%
EUR700	Criteria Caixa S.A., 1.000%, 11/25/17	794
EUR1,900	International Consolidated Airlines Group S.A., 0.625%, 11/17/22	2,022
EUR2,200	Telefonica Participaciones SAU, 4.900%, 09/25/17	2,199
EUR4,300	Telefonica S.A., Reg. S, 6.000%, 07/24/17	4,748

		9,763

	Taiwan — 0.0% (g)
500	Siliconware Precision Industries Co., Ltd., Zero Coupon, 10/31/19	516

	United Arab Emirates — 0.1%
	Aabar Investments PJSC,
EUR2,800	0.500%, 03/27/20	2,501
EUR1,500	1.000%, 03/27/22	1,236
2,800	DP World Ltd., Reg. S, 1.750%, 06/19/24	2,814
1,200	National Bank of Abu Dhabi PJSC, 1.000%, 03/12/18	1,170

		7,721

	United Kingdom — 0.1%
GBP700	Balfour Beatty Finance No.2 Ltd., Reg. S, 1.875%, 12/03/18	968
GBP700	British Land White 2015 Ltd., Zero Coupon, 06/09/20	974
HKD 14,000	Shine Power International Ltd., Zero Coupon, 07/28/19	1,764
	Vodafone Group plc,
GBP700	Zero Coupon, 11/26/20	1,010
GBP4,000	2.000%, 02/25/19	6,007

		10,723

	United States — 0.6%
1,710	Akamai Technologies, Inc., Zero Coupon, 02/15/19	1,651
	Ares Capital Corp.,
2,400	4.750%, 01/15/18	2,484
2,374	4.875%, 03/15/17	2,433
1,235	Brocade Communications Systems, Inc., 1.375%, 01/01/20	1,196
807	Cheniere Energy, Inc., 4.250%, 03/15/45	465

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
977	Cobalt International Energy, Inc., 3.125%, 05/15/24	418
997	Colony Capital, Inc., 3.875%, 01/15/21	917
621	Dycom Industries, Inc., 0.750%, 09/15/21 (e)	638
1,590	Extra Space Storage LP, 3.125%, 10/01/35 (e)	1,751
1,758	FireEye, Inc., Series B, 1.625%, 06/01/35 (e)	1,450
649	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	625
1,025	Impax Laboratories, Inc., 2.000%, 06/15/22 (e)	949
	Intel Corp.,
5,169	2.950%, 12/15/35	6,400
1,867	3.250%, 08/01/39	2,839
456	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	422
1,791	Liberty Interactive LLC, 4.000%, 11/15/29	1,017
1,890	Liberty Media Corp., 1.375%, 10/15/23	1,900
1,052	LinkedIn Corp., 0.500%, 11/01/19	982
2,334	Microchip Technology, Inc., 1.625%, 02/15/25	2,420
2,230	Micron Technology, Inc., Series G, 3.000%, 11/15/43	1,579
GBP 1,300	National Grid North America, Inc., 0.900%, 11/02/20	1,941
1,000	NRG Yield, Inc., 3.250%, 06/01/20 (e)	905
1,564	Nuance Communications, Inc., 2.750%, 11/01/31	1,562
950	NuVasive, Inc., 2.250%, 03/15/21 (e)	1,069
2,079	ON Semiconductor Corp., 1.000%, 12/01/20 (e)	1,886
2,357	Priceline Group, Inc. (The), 0.900%, 09/15/21	2,434
1,036	Redwood Trust, Inc., 4.625%, 04/15/18	978
546	Solarcity Corp., 1.625%, 11/01/19	355
	Spirit Realty Capital, Inc.,
1,074	2.875%, 05/15/19	1,127
1,082	3.750%, 05/15/21	1,173
3,040	Starwood Property Trust, Inc., 3.750%, 10/15/17	3,019
826	SunPower Corp., 0.875%, 06/01/21	658
4,086	Tesla Motors, Inc., 1.250%, 03/01/21	3,741
1,091	Trinity Industries, Inc., 3.875%, 06/01/36	1,191
	Twitter, Inc.,
1,382	0.250%, 09/15/19	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
1,870	1.000%, 09/15/21	1,570
112	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	215
	VEREIT, Inc.,
400	3.000%, 08/01/18	389
2,646	3.750%, 12/15/20	2,577
684	Verint Systems, Inc., 1.500%, 06/01/21	615
1,688	Viavi Solutions, Inc., 0.625%, 08/15/33	1,628
30	Whiting Petroleum Corp.,, 6.250%, 04/01/23	34
1,616	Wright Medical Group, Inc., 2.000%, 02/15/20	1,536
3,463	Yahoo!, Inc., Zero Coupon, 12/01/18	3,479

		67,818

	Total Convertible Bonds (Cost $146,953)	141,731

Corporate Bonds — 39.0%
	Argentina — 0.0% (g)
	YPF S.A.,
890	8.500%, 07/28/25 (e)	917
950	Reg. S, 8.750%, 04/04/24	988

		1,905

	Australia — 0.1%
7,035	BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	7,857
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,580

		9,437

	Azerbaijan — 0.0% (g)
2,800	State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/30	2,667

	Bahamas — 0.0% (g)
5,100	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (d)	995

	Bermuda — 0.2%
	Aircastle Ltd.,
1,062	5.000%, 04/01/23	1,082
3,400	6.750%, 04/15/17	3,511
7,097	7.625%, 04/15/20	8,055
2,230	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	1,803
425	Fly Leasing Ltd., 6.750%, 12/15/20	427
1,076	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	1,106
	Weatherford International Ltd.,
1,592	7.000%, 03/15/38	1,250
831	9.625%, 03/01/19	872

		18,106

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — 0.1%
2,703	Banco Daycoval S.A., Reg. S, 5.750%, 03/19/19	2,703
3,920	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	3,430

		6,133

	Canada — 1.6%
	1011778 B.C. ULC/New Red Finance, Inc.,
1,280	4.625%, 01/15/22 (e)	1,312
9,920	6.000%, 04/01/22 (e)	10,242
1,632	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	1,681
	Baytex Energy Corp.,
339	5.125%, 06/01/21 (e)	266
359	5.625%, 06/01/24 (e)	273
	Bombardier, Inc.,
965	4.750%, 04/15/19 (e)	897
543	5.500%, 09/15/18 (e)	535
648	6.125%, 01/15/23 (e)	564
1,580	7.500%, 03/15/25 (e)	1,414
5,963	7.750%, 03/15/20 (e)	5,889
	Cascades, Inc.,
1,420	5.500%, 07/15/22 (e)	1,370
1,450	5.750%, 07/15/23 (e)	1,381
	Cenovus Energy, Inc.,
2,587	5.700%, 10/15/19	2,682
1,672	6.750%, 11/15/39	1,624
6,527	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	6,054
	Encana Corp.,
178	3.900%, 11/15/21	163
445	6.500%, 02/01/38	398
	First Quantum Minerals Ltd.,
982	6.750%, 02/15/20 (e)	818
600	7.250%, 10/15/19 (e)	510
4,080	Garda World Security Corp., 7.250%, 11/15/21 (e)	3,295
1,221	HudBay Minerals, Inc., 9.500%, 10/01/20	1,038
2,175	Jupiter Resources, Inc., 8.500%, 10/01/22 (e)	1,381
	Lundin Mining Corp.,
1,800	7.500%, 11/01/20 (e)	1,818
1,795	7.875%, 11/01/22 (e)	1,817
1,847	Masonite International Corp., 5.625%, 03/15/23 (e)	1,930
2,118	Mattamy Group Corp., 6.500%, 11/15/20 (e)	2,052

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
	MEG Energy Corp.,
10,225	6.375%, 01/30/23 (e)	7,790
650	6.500%, 03/15/21 (e)	510
2,680	7.000%, 03/31/24 (e)	2,104
	New Gold, Inc.,
3,068	6.250%, 11/15/22 (e)	2,822
1,054	7.000%, 04/15/20 (e)	1,028
	NOVA Chemicals Corp.,
685	5.000%, 05/01/25 (e)	671
2,317	5.250%, 08/01/23 (e)	2,340
5,350	Novelis, Inc., 8.750%, 12/15/20	5,524
1,957	Open Text Corp., 5.625%, 01/15/23 (e)	2,006
	Pacific Exploration & Production Corp.,
1,350	5.375%, 01/26/19 (d) (e)	199
1,350	Reg. S, 5.125%, 03/28/23 (d)	192
880	Reg. S, 5.375%, 01/26/19 (d)	129
1,709	Reg. S, 5.625%, 01/19/25 (d)	248
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24	1,051
210	6.500%, 12/15/21	180
9,545	Quebecor Media, Inc., 5.750%, 01/15/23	9,879
50	Quebecor World Capital Corp., 6.125%, 01/15/16 (d)	—	(h)
50	Quebecor, Inc., 9.750%, 01/15/16 (d)	—	(h)
1,005	Taseko Mines Ltd., 7.750%, 04/15/19	583
9,855	Transcanada Trust, VAR, 5.625%, 05/20/75	8,845
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	3,253
	Ultra Petroleum Corp.,
2,600	5.750%, 12/15/18 (d) (e)	390
1,554	6.125%, 10/01/24 (d) (e)	233
	Valeant Pharmaceuticals International, Inc.,
4,875	5.375%, 03/15/20 (e)	4,317
996	5.500%, 03/01/23 (e)	847
1,555	5.625%, 12/01/21 (e)	1,318
28,839	5.875%, 05/15/23 (e)	24,153
10,132	6.125%, 04/15/25 (e)	8,464
2,675	6.375%, 10/15/20 (e)	2,424
516	6.750%, 08/15/18 (e)	498
7,840	6.750%, 08/15/21 (e)	6,899
9,475	7.000%, 10/01/20 (e)	8,717
7,262	7.250%, 07/15/22 (e)	6,409
20,023	7.500%, 07/15/21 (e)	18,321
	Videotron Ltd.,
3,741	5.000%, 07/15/22	3,881
5,558	5.375%, 06/15/24 (e)	5,801

		193,430

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — 0.1%
1,470	Comcel Trust via Comunicaciones Celulares S.A., Reg. S, 6.875%, 02/06/24	1,393
925	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	647
	Transocean, Inc.,
460	6.500%, 11/15/20	379
3,403	7.125%, 12/15/21	2,774
7,407	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	7,537
2,250	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	2,368
1,913	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	2,022

		17,120

	Chile — 0.0% (g)
4,040	Cencosud S.A., Reg. S, 5.500%, 01/20/21	4,293
1,350	Empresa Electrica Angamos S.A., Reg. S, 4.875%, 05/25/29	1,262

		5,555

	Colombia — 0.1%
7,282	Ecopetrol S.A., 7.375%, 09/18/43	6,790

	Croatia — 0.0% (g)
2,540	Hrvatska Elektroprivreda, 5.875%, 10/23/22 (e)	2,626

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	965
1,019	6.625%, 05/15/39	1,095

		2,060

	France — 0.3%
	Numericable-SFR S.A.,
2,529	4.875%, 05/15/19 (e)	2,622
18,441	6.000%, 05/15/22 (e)	18,465
6,061	7.375%, 05/01/26 (e)	6,152
3,730	Reg. S, 6.250%, 05/15/24 (e)	3,609

		30,848

	Georgia — 0.1%
	Georgian Railway JSC,
4,580	7.750%, 07/11/22 (e)	4,946
988	Reg. S, 7.750%, 07/11/22	1,067

		6,013

	Germany — 0.1%
2,014	Unitymedia GmbH, 6.125%, 01/15/25 (e)	2,074
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
800	5.000%, 01/15/25 (e)	804

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Germany — continued
EUR 524	5.125%, 01/21/23 (e)	639
2,138	5.500%, 01/15/23 (e)	2,216

		5,733

	Hungary — 0.0% (g)
3,820	MFB Magyar Fejlesztesi Bank Zrt, 6.250%, 10/21/20 (e)	4,226

	Indonesia — 0.1%
	Pertamina Persero PT,
1,200	Reg. S, 4.875%, 05/03/22	1,237
5,340	Reg. S, 5.250%, 05/23/21	5,614
2,910	Reg. S, 6.000%, 05/03/42	2,801
7,010	Reg. S, 6.450%, 05/30/44	7,111

		16,763

	Ireland — 0.5%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
500	3.750%, 05/15/19	507
2,357	4.250%, 07/01/20	2,416
3,260	4.500%, 05/15/21	3,366
3,255	4.625%, 10/30/20	3,385
783	4.625%, 07/01/22	811
1,515	5.000%, 10/01/21	1,598
12,283	Ardagh Packaging Finance plc, 9.125%, 10/15/20 (e)	12,928
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
900	6.250%, 01/31/19 (e)	920
1,000	6.750%, 01/31/21 (e)	1,003
88	7.000%, 11/15/20 (e)	83
5,375	7.250%, 05/15/24 (e) (w)	5,375
350	9.125%, 10/15/20 (e)	368
3,205	VAR, 3.634%, 12/15/19 (e)	3,237
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
10,650	6.000%, 07/15/23 (e)	10,450
1,770	6.000%, 02/01/25 (e)	1,690
920	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	947
3,250	James Hardie International Finance Ltd., 5.875%, 02/15/23 (e)	3,307
5,905	Perrigo Finance Unlimited Co., 4.900%, 12/15/44	5,648
3,100	Russian Railways Via RZD Capital plc, Reg. S, 5.700%, 04/05/22	3,215
2,150	Vnesheconombank Via VEB Finance plc, Reg. S, 5.942%, 11/21/23	2,150

		63,404

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Israel — 0.1%
5,600	Israel Electric Corp., Ltd., Reg. S, Series 6, 5.000%, 11/12/24 (e)	6,020

	Italy — 0.1%
8,600	Enel S.p.A., VAR, 8.750%, 09/24/73 (e)	9,922
2,000	Telecom Italia S.p.A., 5.303%, 05/30/24 (e)	2,091

		12,013

	Japan — 0.0% (g)
4,299	SoftBank Group Corp., 4.500%, 04/15/20 (e)	4,345

	Kazakhstan — 0.1%
	KazMunayGas National Co. JSC,
11,596	Reg. S, 6.375%, 04/09/21	12,147
2,500	Reg. S, 9.125%, 07/02/18	2,744

		14,891

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,409
110	7.500%, 10/15/27	127

		1,536

	Luxembourg — 1.6%
	Actavis Funding SCS,
6,715	4.750%, 03/15/45	6,792
9,725	4.850%, 06/15/44	9,973
5,150	Albea Beauty Holdings S.A., 8.375%, 11/01/19 (e)	5,408
	Altice Luxembourg S.A.,
3,050	7.625%, 02/15/25 (e)	2,947
9,228	7.750%, 05/15/22 (e)	9,205
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	728
10,062	6.625%, 02/15/23 (e)	9,949
3,685	7.500%, 05/15/26 (e)	3,690
311	7.875%, 12/15/19 (e)	324
	Altice Finco S.A.,
200	7.625%, 02/15/25 (e)	187
200	9.875%, 12/15/20 (e)	217
	ArcelorMittal,
2,375	6.125%, 06/01/25	2,322
400	6.500%, 03/01/21	409
15,585	7.250%, 02/25/22	16,393
500	7.750%, 03/01/41	463
2,000	8.000%, 10/15/39	1,860
4,300	10.850%, 06/01/19	4,923

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — continued
445	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (e)	444
788	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	794
5,534	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	5,672
1,800	Gazprom OAO Via Gaz Capital S.A., Reg. S, 9.250%, 04/23/19	2,065
	INEOS Group Holdings S.A.,
16,330	5.875%, 02/15/19 (e)	16,575
1,378	6.125%, 08/15/18 (e)	1,395
	Intelsat Jackson Holdings S.A.,
9,400	5.500%, 08/01/23	5,940
5,355	6.625%, 12/15/22	3,467
1,772	7.250%, 04/01/19	1,453
28,072	7.250%, 10/15/20	20,493
5,965	7.500%, 04/01/21	4,250
2,895	8.000%, 02/15/24 (e)	2,996
2,223	Intelsat Luxembourg S.A., 7.750%, 06/01/21	734
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	156
539	4.750%, 04/15/23	440
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
1,675	4.875%, 04/15/20 (e)	1,608
6,105	5.500%, 04/15/25 (e)	5,510
8,248	5.625%, 10/15/23 (e)	7,733
4,329	5.750%, 08/01/22 (e)	4,085
2,550	Millicom International Cellular S.A., Reg. S, 6.625%, 10/15/21	2,582
2,750	MOL Group Finance S.A., Reg. S, 6.250%, 09/26/19	2,987
5,240	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	5,463
	Russian Agricultural Bank OJSC Via RSHB Capital S.A.,
2,010	Reg. S, 5.298%, 12/27/17	2,058
1,650	Reg. S, 7.750%, 05/29/18	1,771
3,650	Sberbank of Russia Via SB Capital SA, Reg. S, 4.950%, 02/07/17	3,714
2,200	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.750%, 05/01/22 (e)	2,277
2,081	VTB Bank OJSC Via VTB Capital S.A., Reg. S, 6.950%, 10/17/22	2,081

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
	Wind Acquisition Finance S.A.,
6,237	4.750%, 07/15/20 (e)	5,953
2,584	7.375%, 04/23/21 (e)	2,300

		192,786

	Malaysia — 0.0% (g)
1,200	Petronas Capital Ltd., Reg. S, 4.500%, 03/18/45	1,252

	Mexico — 0.5%
	Alfa S.A.B. de C.V.,
3,412	6.875%, 03/25/44 (e)	3,506
4,500	Reg. S, 5.250%, 03/25/24	4,781
2,600	BBVA Bancomer S.A., Reg. S, 6.750%, 09/30/22	2,840
	Cemex S.A.B. de C.V.,
890	5.700%, 01/11/25 (e)	857
6,160	6.125%, 05/05/25 (e)	6,021
10,000	7.250%, 01/15/21 (e)	10,614
300	VAR, 5.378%, 10/15/18 (e)	310
2,150	Grupo KUO S.A.B. de C.V., Reg. S, 6.250%, 12/04/22	2,137
2,154	Mexichem S.A.B. de C.V., Reg. S, 6.750%, 09/19/42	2,167
3,229	Nemak S.A.B de C.V., Reg. S, 5.500%, 02/28/23	3,338
	Petroleos Mexicanos,
3,649	5.625%, 01/23/46	3,247
3,170	6.500%, 06/02/41	3,164
7,320	6.625%, 06/15/35	7,430
2,750	6.875%, 08/04/26 (e)	3,035

		53,447

	Morocco — 0.1%
	OCP S.A.,
8,470	Reg. S, 5.625%, 04/25/24	8,904
6,671	Reg. S, 6.875%, 04/25/44	6,953

		15,857

	Netherlands — 0.6%
985	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	1,280
2,680	Bharti Airtel International Netherlands B.V., Reg. S, 5.125%, 03/11/23	2,885
	Bluewater Holding B.V.,
1,600	10.000%, 12/10/19 (e)	800
3,000	Reg. S, 10.000%, 12/10/19 (e)	1,500

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Netherlands — continued
	Fiat Chrysler Automobiles N.V.,
2,584	4.500%, 04/15/20	2,641
7,732	5.250%, 04/15/23	7,819
746	InterGen N.V., 7.000%, 06/30/23 (e)	515
2,825	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	2,634
4,372	LYB International Finance B.V., 4.875%, 03/15/44	4,566
3,350	Majapahit Holding B.V., Reg. S, 7.750%, 01/20/20	3,827
	NXP B.V./NXP Funding LLC,
162	3.500%, 09/15/16 (e)	163
1,000	3.750%, 06/01/18 (e)	1,024
2,281	4.125%, 06/15/20 (e)	2,344
2,665	4.625%, 06/15/22 (e)	2,765
5,902	5.750%, 02/15/21 (e)	6,182
6,874	5.750%, 03/15/23 (e)	7,269
	Petrobras Global Finance B.V.,
3,480	5.375%, 01/27/21	3,088
1,650	5.750%, 01/20/20	1,514
	Schaeffler Finance B.V.,
1,750	4.250%, 05/15/21 (e)	1,798
975	4.750%, 05/15/21 (e)	1,002
2,755	4.750%, 05/15/23 (e)	2,831
	Sensata Technologies B.V.,
2,978	4.875%, 10/15/23 (e)	3,000
3,095	5.000%, 10/01/25 (e)	3,111
514	5.625%, 11/01/24 (e)	537
1,620	Shell International Finance B.V., 4.375%, 05/11/45	1,724
1,025	Ziggo Bond Finance B.V., 5.875%, 01/15/25 (e)	1,015

		67,834

	Peru — 0.1%
2,950	Banco de Credito del Peru, Reg. S, 4.250%, 04/01/23	3,068
2,800	BBVA Banco Continental S.A., Reg. S, 5.000%, 08/26/22	3,020
1,924	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	1,917

		8,005

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	491

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Sri Lanka — 0.0% (g)
680	National Savings Bank, 5.150%, 09/10/19 (e)	646

	Turkey — 0.0% (g)
1,550	Akbank TAS, Reg. S, 5.125%, 03/31/25	1,546
1,500	Turkiye Garanti Bankasi AS, Reg. S, 5.250%, 09/13/22	1,539

		3,085

	United Arab Emirates — 0.0% (g)
3,100	DP World Ltd., Reg. S, 6.850%, 07/02/37	3,216

	United Kingdom — 0.6%
3,075	Afren plc, Reg. S, 6.625%, 12/09/20 (d)	19
3,646	Anglo American Capital plc, 4.875%, 05/14/25 (e)	3,328
	Ensco plc,
429	4.500%, 10/01/24	308
859	4.700%, 03/15/21	719
	International Game Technology plc,
7,825	6.250%, 02/15/22 (e)	7,963
5,975	6.500%, 02/15/25 (e)	6,050
	Jaguar Land Rover Automotive plc,
3,528	4.125%, 12/15/18 (e)	3,625
1,814	4.250%, 11/15/19 (e)	1,873
300	5.625%, 02/01/23 (e)	317
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,576
643	6.000%, 12/19/23	658
6,288	6.100%, 06/10/23	6,515
14,647	6.125%, 12/15/22	15,660
2,631	Sea Trucks Group Ltd., Reg. S, 9.000%, 03/26/18 (e)	868
9,661	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	10,313
1,470	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	1,488
	Virgin Media Finance plc,
889	5.750%, 01/15/25 (e)	896
1,400	6.000%, 10/15/24 (e)	1,428
1,343	6.375%, 04/15/23 (e)	1,383
	Virgin Media Secured Finance plc,
975	5.250%, 01/15/26 (e)	978
8,606	5.375%, 04/15/21 (e)	8,993

		74,958

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — 31.8%
	21st Century Fox America, Inc.,
6,795	4.750%, 09/15/44	7,258
4,795	4.950%, 10/15/45	5,318
985	A Schulman, Inc., 6.875%, 06/01/23 (e)	987
14,294	AbbVie, Inc., 4.700%, 05/14/45	15,181
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	527
700	5.625%, 02/15/23	716
528	6.125%, 03/15/21	549
1,000	6.500%, 03/01/24 (e)	1,055
9,395	ACCO Brands Corp., 6.750%, 04/30/20	9,959
2,877	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,395
2,375	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	2,452
	Activision Blizzard, Inc.,
1,335	5.625%, 09/15/21 (e)	1,405
835	6.125%, 09/15/23 (e)	909
	ADT Corp. (The),
7,985	3.500%, 07/15/22	7,326
5,830	4.125%, 06/15/23	5,422
	Advanced Micro Devices, Inc.,
1,794	6.750%, 03/01/19	1,511
2,728	7.000%, 07/01/24	2,053
460	7.500%, 08/15/22	357
1,406	7.750%, 08/01/20	1,139
	AECOM,
2,780	5.750%, 10/15/22	2,898
9,373	5.875%, 10/15/24	9,842
5,371	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	5,666
	AES Corp.,
1,900	4.875%, 05/15/23	1,871
2,849	5.500%, 03/15/24	2,885
6,285	5.500%, 04/15/25	6,301
6,704	7.375%, 07/01/21	7,693
2,271	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	1,732
4,785	Air Medical Merger Sub Corp., 6.375%, 05/15/23 (e)	4,594
2,135	AK Steel Corp., 8.750%, 12/01/18	2,204
6,461	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	6,911
1,045	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	1,118
	Alcoa, Inc.,
9,295	5.125%, 10/01/24	9,051
2,063	5.400%, 04/15/21	2,094
1,167	5.870%, 02/23/22	1,190

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,831	5.900%, 02/01/27	1,779
524	6.150%, 08/15/20	556
1,469	6.750%, 01/15/28	1,454
	Alere, Inc.,
497	6.375%, 07/01/23 (e)	507
3,955	6.500%, 06/15/20	3,915
	Aleris International, Inc.,
240	7.875%, 11/01/20	213
1,975	9.500%, 04/01/21 (e)	2,064
1,430	Allegheny Technologies, Inc., 7.875%, 08/15/23	1,173
1,939	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	1,866
9,065	Allstate Corp. (The), VAR, 5.750%, 08/15/53	9,326
	Ally Financial, Inc.,
1,353	3.250%, 02/13/18	1,353
12,325	3.500%, 01/27/19	12,248
1,872	3.600%, 05/21/18	1,881
5,200	4.125%, 03/30/20	5,297
3,039	4.125%, 02/13/22	3,085
14,172	4.625%, 05/19/22	14,526
11,685	4.625%, 03/30/25	11,802
1,746	4.750%, 09/10/18	1,790
3,835	5.125%, 09/30/24	4,017
2,855	5.750%, 11/20/25	2,891
4,070	8.000%, 11/01/31	4,874
	Altice U.S. Finance I Corp.,
289	5.375%, 07/15/23 (e)	295
3,703	5.500%, 05/15/26 (e)	3,740
2,390	Amazon.com, Inc., 4.950%, 12/05/44	2,792
	AMC Entertainment, Inc.,
5,075	5.750%, 06/15/25	5,202
1,400	5.875%, 02/15/22	1,452
	AMC Networks, Inc.,
2,100	4.750%, 12/15/22	2,116
8,455	5.000%, 04/01/24	8,465
	American Axle & Manufacturing, Inc.,
1,600	6.250%, 03/15/21	1,664
3,925	6.625%, 10/15/22	4,150
3,450	7.750%, 11/15/19	3,847
	American International Group, Inc.,
4,240	4.500%, 07/16/44	4,096
8,855	4.800%, 07/10/45	8,970
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	361
1,950	7.000%, 05/20/22	2,060

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,314
84	6.500%, 05/20/21	86
8,290	Amgen, Inc., 4.400%, 05/01/45	8,611
	Amkor Technology, Inc.,
9,149	6.375%, 10/01/22	8,714
4,556	6.625%, 06/01/21	4,425
	Amsurg Corp.,
1,000	5.625%, 11/30/20	1,025
1,050	5.625%, 07/15/22	1,078
	Anadarko Petroleum Corp.,
830	4.850%, 03/15/21	866
581	5.550%, 03/15/26	623
581	6.600%, 03/15/46	657
19,490	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	22,103
	Anixter, Inc.,
6,606	5.500%, 03/01/23 (e)	6,755
2,060	5.625%, 05/01/19	2,183
	Antero Resources Corp.,
4,043	5.125%, 12/01/22	3,881
2,910	5.375%, 11/01/21	2,816
3,660	5.625%, 06/01/23	3,550
1,565	6.000%, 12/01/20	1,568
3,640	Anthem, Inc., 5.100%, 01/15/44	4,004
	Apache Corp.,
732	3.250%, 04/15/22	729
1,172	4.750%, 04/15/43	1,146
200	5.100%, 09/01/40	200
341	6.000%, 01/15/37	368
8,500	Apple, Inc., 4.650%, 02/23/46	9,334
1,120	Aramark Services, Inc., 5.125%, 01/15/24	1,184
920	Archrock Partners LP/Archrock Partners Finance Corp., 6.000%, 10/01/22	722
17,930	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	18,333
15,942	Ashland, Inc., 4.750%, 08/15/22	16,034
	Ashtead Capital, Inc.,
3,100	5.625%, 10/01/24 (e)	3,224
7,485	6.500%, 07/15/22 (e)	7,897
	AT&T, Inc.,
1,765	4.300%, 12/15/42	1,674
4,700	4.350%, 06/15/45	4,405
8,215	4.750%, 05/15/46	8,278

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,850	5.150%, 03/15/42	4,044
3,610	5.650%, 02/15/47	4,067
275	AutoNation, Inc., 5.500%, 02/01/20	300
	Avaya, Inc.,
6,240	7.000%, 04/01/19 (e)	3,978
5,235	9.000%, 04/01/19 (e)	3,324
3,225	10.500%, 03/01/21 (e)	694
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,400	5.125%, 06/01/22 (e)	1,329
9,095	5.500%, 04/01/23	8,693
3,500	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B B.V., 7.375%, 05/01/21 (e)	3,701
2,807	Axiall Corp., 4.875%, 05/15/23	2,775
4,450	B&G Foods, Inc., 4.625%, 06/01/21	4,522
	Ball Corp.,
495	4.000%, 11/15/23	490
1,850	4.375%, 12/15/20	1,924
905	5.000%, 03/15/22	948
1,962	5.250%, 07/01/25	2,064
1,233	Basic Energy Services, Inc., 7.750%, 10/15/22	391
9,160	Baxalta, Inc., 5.250%, 06/23/45 (e)	9,889
1,807	Becton, Dickinson and Co., 4.685%, 12/15/44	1,999
	Belden, Inc.,
500	5.250%, 07/15/24 (e)	487
5,499	5.500%, 09/01/22 (e)	5,554
	Berry Plastics Corp.,
1,875	5.125%, 07/15/23	1,894
500	6.000%, 10/15/22 (e)	522
7,755	Biogen, Inc., 5.200%, 09/15/45	8,837
1,875	Blackboard, Inc., 7.750%, 11/15/19 (e)	1,500
1,650	Blue Coat Holdings, Inc., 8.375%, 06/01/23 (e)	1,737
	Blue Cube Spinco, Inc.,
5,012	9.750%, 10/15/23 (e)	5,720
6,057	10.000%, 10/15/25 (e)	6,981
5,997	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	5,307
3,055	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	2,681
	Boyd Gaming Corp.,
970	6.375%, 04/01/26 (e)	992
6,065	6.875%, 05/15/23	6,292

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
940	7.875%, 04/15/22	66
3,885	8.625%, 10/15/20	281
1,500	Briggs & Stratton Corp., 6.875%, 12/15/20	1,631
1,875	Buckeye Partners LP, 4.875%, 02/01/21	1,941
7,840	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	7,879
3,305	Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	3,770
	Cablevision Systems Corp.,
1,275	7.750%, 04/15/18	1,335
5,900	8.000%, 04/15/20	5,912
2,179	8.625%, 09/15/17	2,310
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20 (d)	5,280
10,800	9.000%, 02/15/20 (d)	9,747
6,390	11.250%, 06/01/17 (d)	5,719
	CalAtlantic Group, Inc.,
1,240	5.375%, 10/01/22	1,278
1,538	5.875%, 11/15/24	1,626
1,275	8.375%, 01/15/21	1,501
319	10.750%, 09/15/16	329
2,759	Caleres, Inc., 6.250%, 08/15/23	2,814
	California Resources Corp.,
153	5.000%, 01/15/20	66
514	5.500%, 09/15/21	211
178	6.000%, 11/15/24	74
2,261	8.000%, 12/15/22 (e)	1,554
	Calpine Corp.,
1,139	5.375%, 01/15/23	1,149
1,500	5.500%, 02/01/24	1,515
1,140	5.750%, 01/15/25	1,151
4,467	5.875%, 01/15/24 (e)	4,741
4,101	6.000%, 01/15/22 (e)	4,332
4,775	Casella Waste Systems, Inc., 7.750%, 02/15/19	4,865
905	CCM Merger, Inc., 9.125%, 05/01/19 (e)	943
	CCO Holdings LLC/CCO Holdings Capital Corp.,
5,810	5.125%, 05/01/23 (e)	5,926
4,008	5.375%, 05/01/25 (e)	4,103
9,840	5.500%, 05/01/26 (e)	10,037
266	5.750%, 09/01/23	280
18,762	5.875%, 04/01/24 (e)	19,653
6,100	6.500%, 04/30/21	6,312

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
559	6.625%, 01/31/22	594
857	7.000%, 01/15/19	872
12,297	7.375%, 06/01/20	12,752
	CCO Safari II LLC,
1,319	4.464%, 07/23/22 (e)	1,402
19,170	6.484%, 10/23/45 (e)	22,647
8,746	CCOH Safari LLC, 5.750%, 02/15/26 (e)	9,030
	CDW LLC/CDW Finance Corp.,
1,861	5.000%, 09/01/23	1,906
875	5.500%, 12/01/24	921
996	CEB, Inc., 5.625%, 06/15/23 (e)	998
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
1,095	5.250%, 03/15/21	1,142
575	5.375%, 06/01/24	600
8,615	Celgene Corp., 5.000%, 08/15/45	9,461
	Cemex Finance LLC,
225	6.000%, 04/01/24 (e)	224
6,690	9.375%, 10/12/22 (e)	7,326
	Centene Corp.,
2,570	5.625%, 02/15/21 (e)	2,705
1,745	6.125%, 02/15/24 (e)	1,841
2,138	Centerpoint Energy Resources Corp., 4.184%, 09/15/29	1,394
650	Central Garden & Pet Co., 6.125%, 11/15/23	683
	CenturyLink, Inc.,
13,146	Series T, 5.800%, 03/15/22	12,982
7,375	Series W, 6.750%, 12/01/23	7,264
1,275	Cenveo Corp., 8.500%, 09/15/22 (e)	701
	CF Industries, Inc.,
4,540	4.950%, 06/01/43	4,262
7,555	5.375%, 03/15/44	7,439
	Change Healthcare Holdings, Inc.,
4,180	6.000%, 02/15/21 (e)	4,222
4,435	11.000%, 12/31/19	4,720
	Chemours Co. (The),
2,500	6.625%, 05/15/23 (e)	2,188
1,500	7.000%, 05/15/25 (e)	1,301
11,338	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	7,710
828	Choice Hotels International, Inc., 5.750%, 07/01/22	890
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	759
2,085	5.125%, 08/01/21	2,091
4,257	6.875%, 02/01/22	3,853

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,575	7.125%, 07/15/20	2,486
2,889	8.000%, 11/15/19	2,907
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	84
	Cimarex Energy Co.,
975	4.375%, 06/01/24	994
1,290	5.875%, 05/01/22	1,349
4,767	Cincinnati Bell, Inc., 8.375%, 10/15/20	4,886
	Cinemark USA, Inc.,
3,350	4.875%, 06/01/23	3,325
2,412	5.125%, 12/15/22	2,497
	CIT Group, Inc.,
1,149	4.250%, 08/15/17	1,165
2,161	5.000%, 05/15/17	2,206
7,263	5.000%, 08/15/22	7,608
990	5.250%, 03/15/18	1,021
9,242	5.375%, 05/15/20	9,692
17,825	5.500%, 02/15/19 (e)	18,672
2,580	6.625%, 04/01/18 (e)	2,719
2,077	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	2,038
1,908	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	1,860
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	756
3,518	8.875%, 03/15/19	967
11,608	9.000%, 03/15/19 (e)	8,358
6,200	Clean Harbors, Inc., 5.250%, 08/01/20	6,378
	Clear Channel Worldwide Holdings, Inc.,
1,675	Series A, 6.500%, 11/15/22	1,625
33,035	Series B, 6.500%, 11/15/22	33,200
115	Series A, 7.625%, 03/15/20	100
21,463	Series B, 7.625%, 03/15/20	19,894
	Clearwater Paper Corp.,
3,025	4.500%, 02/01/23	2,995
900	5.375%, 02/01/25 (e)	895
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
416	6.375%, 03/15/24	144
284	8.500%, 12/15/19	129
2,530	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,126
	CNH Industrial Capital LLC,
2,800	4.375%, 11/06/20	2,783
8,650	4.875%, 04/01/21	8,650
	CNO Financial Group, Inc.,
600	4.500%, 05/30/20	618
5,015	5.250%, 05/30/25	5,162

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,977	Coeur Mining, Inc., 7.875%, 02/01/21	2,635
954	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	937
3,900	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	3,881
1,930	Comcast Corp., 4.750%, 03/01/44	2,234
2,832	Commercial Metals Co., 4.875%, 05/15/23	2,577
9,502	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	9,740
	CommScope, Inc.,
358	4.375%, 06/15/20 (e) (w)	370
2,355	5.000%, 06/15/21 (e)	2,390
5,188	5.500%, 06/15/24 (e)	5,204
	Communications Sales & Leasing, Inc./CSL Capital LLC,
3,130	6.000%, 04/15/23 (e)	3,114
7,150	8.250%, 10/15/23	6,775
	Concho Resources, Inc.,
1,447	5.500%, 04/01/23	1,458
1,834	6.500%, 01/15/22	1,907
2,194	ConocoPhillips Co., 4.300%, 11/15/44	2,128
1,855	CONSOL Energy, Inc., 5.875%, 04/15/22	1,544
2,232	Consolidated Communications, Inc., 6.500%, 10/01/22	2,020
1,270	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	1,402
30	Constar International, Inc., 11.000%, 12/31/17 (d)	3
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	310
995	4.750%, 11/15/24	1,055
1,865	4.750%, 12/01/25	1,979
510	6.000%, 05/01/22	580
1,000	7.250%, 09/01/16	1,017
1,181	Continental Airlines 2003-ERJ1 Pass-Through Trust, Series RJ03, 7.875%, 07/02/18	1,228
50	Continental Airlines 2004-ERJ1 Pass-Through Trust, Series RJ04, 9.558%, 09/01/19	53
996	Continental Airlines 2005-ERJ1 Pass-Through Trust, Series ERJ1, 9.798%, 04/01/21	1,083
1,344	Continental Airlines 2012-3 Class C Pass-Through Certificates, Class C, 6.125%, 04/29/18	1,411
	Continental Resources, Inc.,
9,294	5.000%, 09/15/22	8,678
468	7.125%, 04/01/21	475

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Corrections Corp. of America,
10,100	4.125%, 04/01/20	10,390
2,400	4.625%, 05/01/23	2,445
	Cott Beverages, Inc.,
3,076	5.375%, 07/01/22	3,160
5,762	6.750%, 01/01/20	6,036
	Covanta Holding Corp.,
240	5.875%, 03/01/24	238
577	6.375%, 10/01/22	594
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20	330
3,830	6.125%, 03/01/22	3,495
1,409	6.250%, 04/01/23 (e)	1,286
1,770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	1,805
1,863	Crown Castle International Corp., 4.875%, 04/15/22	2,021
1,600	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	1,256
433	CST Brands, Inc., 5.000%, 05/01/23	438
9,967	CVS Health Corp., 5.125%, 07/20/45	11,648
	D.R. Horton, Inc.,
590	4.375%, 09/15/22	600
964	4.750%, 02/15/23	998
	Dana Holding Corp.,
7,550	5.500%, 12/15/24	7,342
5,500	6.000%, 09/15/23	5,555
1,359	6.750%, 02/15/21	1,407
4,795	Darling Ingredients, Inc., 5.375%, 01/15/22	4,999
	DaVita HealthCare Partners, Inc.,
7,480	5.000%, 05/01/25	7,480
2,890	5.125%, 07/15/24	2,941
1,275	5.750%, 08/15/22	1,336
6,738	Dean Foods Co., 6.500%, 03/15/23 (e)	7,075
39	Delta Air Lines 2009-1 Series B Pass-Through Trust, Series B, 9.750%, 12/17/16	41
375	Delta Air Lines 2012-1 Class A Pass-Through Trust, Series A, 4.750%, 05/07/20	398
470	Delta Air Lines 2012-1 Class B Pass-Through Trust, Series B, 6.875%, 05/07/19 (e)	510
8,308	Denali International LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	8,744
	Denbury Resources, Inc.,
4,635	4.625%, 07/15/23	2,723
3,350	5.500%, 05/01/22	2,152

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,625	Devon Energy Corp., 5.000%, 06/15/45	5,701
3,965	Diebold, Inc., 8.500%, 04/15/24 (e)	4,015
	DISH DBS Corp.,
6,220	5.000%, 03/15/23	5,691
20,775	5.875%, 07/15/22	20,204
14,496	5.875%, 11/15/24	13,605
24,719	6.750%, 06/01/21	25,466
530	7.875%, 09/01/19	584
6,950	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	6,081
5,098	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	5,444
1,857	Dominion Gas Holdings LLC, 4.600%, 12/15/44	1,849
	Dominion Resources, Inc.,
4,755	4.700%, 12/01/44	5,062
17,485	VAR, 5.750%, 10/01/54	16,829
1,984	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	1,887
4,775	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	5,085
3,419	DS Services of America, Inc., 10.000%, 09/01/21 (e)	3,881
1,668	DuPont Fabros Technology LP, 5.875%, 09/15/21	1,751
	Dynegy, Inc.,
5,138	5.875%, 06/01/23	4,650
5,020	7.375%, 11/01/22	4,959
2,135	7.625%, 11/01/24	2,087
	E*TRADE Financial Corp.,
4,424	4.625%, 09/15/23	4,478
720	5.375%, 11/15/22	764
560	Eldorado Resorts, Inc., 7.000%, 08/01/23	584
20,060	Embarq Corp., 7.995%, 06/01/36	20,060
491	Enable Midstream Partners LP, 5.000%, 05/15/44	366
3,026	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,965
1,846	Endo Finance LLC/Endo Finco, Inc., 7.750%, 01/15/22 (e)	1,911
8,500	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	8,501
	Energy Transfer Equity LP,
6,102	5.875%, 01/15/24	5,705
1,055	7.500%, 10/15/20	1,063
	Energy Transfer Partners LP,
3,020	5.150%, 02/01/43	2,558
2,945	6.125%, 12/15/45	2,818

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,670	EnerSys, 5.000%, 04/30/23 (e)	1,662
455	EnLink Midstream Partners LP/EnLink Midstream Finance Corp., 7.125%, 06/01/22	434
3,763	Entegris, Inc., 6.000%, 04/01/22 (e)	3,876
	Enterprise Products Operating LLC,
2,890	4.850%, 03/15/44	2,917
7,000	4.900%, 05/15/46	7,085
1,754	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	1,785
	EP Energy LLC/Everest Acquisition Finance, Inc.,
993	6.375%, 06/15/23	571
4,036	7.750%, 09/01/22	2,341
16,975	9.375%, 05/01/20	11,066
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,374
3,098	5.375%, 01/01/22	3,237
950	5.375%, 04/01/23	993
948	5.750%, 01/01/25	992
2,745	5.875%, 01/15/26	2,905
3,517	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	3,469
	Exelon Corp.,
4,355	4.450%, 04/15/46	4,496
3,750	5.100%, 06/15/45 (e)	4,249
5,835	Express Scripts Holding Co., 6.125%, 11/15/41	6,561
	FedEx Corp.,
7,815	4.550%, 04/01/46	8,323
2,215	4.750%, 11/15/45	2,428
685	FelCor Lodging LP, 6.000%, 06/01/25	707
2,085	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23 (e)	1,944
1,605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,605
	First Data Corp.,
4,215	5.000%, 01/15/24 (e)	4,257
13,050	5.375%, 08/15/23 (e)	13,491
26,627	5.750%, 01/15/24 (e)	27,026
5,563	6.750%, 11/01/20 (e)	5,841
14,608	7.000%, 12/01/23 (e)	15,010
16,120	Ford Motor Co., 4.750%, 01/15/43	16,758
5,500	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	5,850
	Freeport-McMoRan, Inc.,
2,395	3.100%, 03/15/20	2,155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
720	3.550%, 03/01/22	601
6,980	3.875%, 03/15/23	5,846
375	5.400%, 11/14/34	287
7,205	5.450%, 03/15/43	5,404
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	801
549	6.000%, 01/15/22 (e)	582
	Fresenius Medical Care U.S. Finance II, Inc.,
860	4.125%, 10/15/20 (e)	890
2,965	4.750%, 10/15/24 (e)	3,076
3,183	5.625%, 07/31/19 (e)	3,466
3,357	5.875%, 01/31/22 (e)	3,693
400	6.500%, 09/15/18 (e)	439
1,850	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	2,026
	Frontier Communications Corp.,
430	6.250%, 09/15/21	400
865	7.125%, 03/15/19	913
365	8.125%, 10/01/18	393
5,988	8.500%, 04/15/20	6,332
957	8.750%, 04/15/22	945
715	8.875%, 09/15/20 (e)	757
5,660	9.250%, 07/01/21	5,900
12,248	10.500%, 09/15/22 (e)	12,602
21,607	11.000%, 09/15/25 (e)	21,823
900	FTI Consulting, Inc., 6.000%, 11/15/22	947
1,625	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	1,389
2,850	GCI, Inc., 6.750%, 06/01/21	2,879
3,527	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	3,862
5,100	General Cable Corp., 5.750%, 10/01/22	4,577
	General Motors Co.,
12,250	4.875%, 10/02/23	13,114
9,020	6.250%, 10/02/43	10,165
3,665	6.750%, 04/01/46	4,423
	General Motors Financial Co., Inc.,
3,796	3.250%, 05/15/18	3,883
700	3.450%, 04/10/22	703
205	4.250%, 05/15/23	211
1,050	4.750%, 08/15/17	1,091
	Genesis Energy LP/Genesis Energy Finance Corp.,
2,418	5.625%, 06/15/24	2,188
859	6.000%, 05/15/23	795
780	6.750%, 08/01/22	749

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	GenOn Energy, Inc.,
1,000	9.500%, 10/15/18	775
3,848	9.875%, 10/15/20	2,694
	GEO Group, Inc. (The),
8,550	5.875%, 01/15/22	8,721
2,215	6.000%, 04/15/26	2,269
9,260	Gilead Sciences, Inc., 4.750%, 03/01/46	10,272
1,250	Global Partners LP/GLP Finance Corp., 7.000%, 06/15/23	1,051
	GLP Capital LP/GLP Financing II, Inc.,
160	4.375%, 04/15/21	164
4,035	5.375%, 11/01/23	4,201
1,555	5.375%, 04/15/26	1,621
1,890	Golden Nugget Escrow, Inc., 8.500%, 12/01/21 (e)	1,961
3,076	Goodman Networks, Inc., 12.125%, 07/01/18	1,492
	Goodyear Tire & Rubber Co. (The),
1,685	5.125%, 11/15/23	1,740
3,980	6.500%, 03/01/21	4,191
5,787	7.000%, 05/15/22	6,250
3,179	8.750%, 08/15/20	3,767
	Graphic Packaging International, Inc.,
1,187	4.750%, 04/15/21	1,239
570	4.875%, 11/15/22	587
2,550	Gray Television, Inc., 7.500%, 10/01/20	2,671
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,262
755	Griffon Corp., 5.250%, 03/01/22	759
2,460	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	2,448
933	Guitar Center, Inc., 6.500%, 04/15/19 (e)	847
9,544	H&E Equipment Services, Inc., 7.000%, 09/01/22	9,639
5,608	Halcon Resources Corp., 13.000%, 02/15/22 (e)	1,795
14,120	Halliburton Co., 5.000%, 11/15/45	14,465
1,650	Halyard Health, Inc., 6.250%, 10/15/22	1,675
2,100	Hanesbrands, Inc., 6.375%, 12/15/20	2,174
2,870	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	2,267
	Harland Clarke Holdings Corp.,
2,075	6.875%, 03/01/20 (e)	1,888
395	9.750%, 08/01/18 (e)	395
2,080	Harris Corp., 5.054%, 04/27/45	2,250
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	702

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,450	HCA Holdings, Inc., 6.250%, 02/15/21	2,662
	HCA, Inc.,
2,318	3.750%, 03/15/19	2,382
1,410	4.250%, 10/15/19	1,466
1,976	5.000%, 03/15/24	2,045
2,275	5.250%, 04/15/25	2,355
2,985	5.250%, 06/15/26	3,101
31,146	5.375%, 02/01/25	31,847
2,480	5.875%, 03/15/22	2,709
2,735	Series 1, 5.875%, 05/01/23	2,877
6,435	5.875%, 02/15/26	6,676
15,576	6.500%, 02/15/20	17,250
29,753	7.500%, 02/15/22	33,695
1,400	8.000%, 10/01/18	1,584
	HD Supply, Inc.,
13,485	5.250%, 12/15/21 (e)	14,159
1,225	5.750%, 04/15/24 (e)	1,285
1,882	7.500%, 07/15/20	1,997
1,425	Headwaters, Inc., 7.250%, 01/15/19	1,468
	HealthSouth Corp.,
2,820	5.750%, 11/01/24	2,912
3,650	5.750%, 09/15/25	3,776
1,005	7.750%, 09/15/22	1,045
2,951	Hecla Mining Co., 6.875%, 05/01/21	2,744
	Hertz Corp. (The),
6,151	5.875%, 10/15/20	6,246
3,150	6.250%, 10/15/22	3,172
7,030	7.375%, 01/15/21	7,250
	Hexion, Inc.,
26,008	6.625%, 04/15/20	21,782
1,600	8.875%, 02/01/18	1,240
985	10.000%, 04/15/20	911
	Hiland Partners Holdings LP/Hiland Partners Finance Corp.,
448	5.500%, 05/15/22 (e)	443
921	7.250%, 10/01/20 (e)	963
	Hilcorp Energy I LP/Hilcorp Finance Co.,
1,234	5.000%, 12/01/24 (e)	1,148
4,222	5.750%, 10/01/25 (e)	3,979
2,393	7.625%, 04/15/21 (e)	2,441
600	Hillman Group, Inc. (The), 6.375%, 07/15/22 (e)	536
7,723	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	8,003

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
3,900	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	4,062
500	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	503
4,617	Hologic, Inc., 5.250%, 07/15/22 (e)	4,836
1,000	HRG Group, Inc., 7.875%, 07/15/19	1,055
1,570	Hughes Satellite Systems Corp., 6.500%, 06/15/19	1,729
	Huntsman International LLC,
7,450	4.875%, 11/15/20	7,506
6,205	5.125%, 11/15/22	6,236
7,805	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	7,454
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19	2,451
2,684	5.875%, 02/01/22	2,560
	iHeartCommunications, Inc.,
2,813	9.000%, 12/15/19	2,180
2,067	9.000%, 03/01/21	1,462
1,805	IHS, Inc., 5.000%, 11/01/22	1,886
8,163	ILFC E-Capital Trust I, VAR, 4.240%, 12/21/65 (e)	6,694
4,720	ILFC E-Capital Trust II, VAR, 4.490%, 12/21/65 (e)	3,870
7,311	IMS Health, Inc., 6.000%, 11/01/20 (e)	7,494
1,209	Indiana Michigan Power Co., Series K, 4.550%, 03/15/46	1,274
8,192	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	6,902
	Infor U.S., Inc.,
1,248	5.750%, 08/15/20 (e)	1,315
14,052	6.500%, 05/15/22	12,970
6,824	Informatica LLC, 7.125%, 07/15/23 (e)	6,636
1,910	Ingles Markets, Inc., 5.750%, 06/15/23	1,986
4,780	Intel Corp., 4.900%, 07/29/45	5,473
	International Lease Finance Corp.,
1,602	4.625%, 04/15/21	1,660
1,480	5.875%, 04/01/19	1,587
5,920	6.250%, 05/15/19	6,423
2,575	8.250%, 12/15/20	3,042
4,800	8.625%, 01/15/22	5,808
14,485	8.750%, 03/15/17	15,253
1,390	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,385

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,250	Interval Acquisition Corp., 5.625%, 04/15/23 (e)	2,295
4,480	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	4,614
	Iron Mountain, Inc.,
1,530	5.750%, 08/15/24	1,572
4,028	6.000%, 10/01/20 (e)	4,260
1,250	6.000%, 08/15/23	1,328
4,578	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	4,773
1,915	ITC Holdings Corp., 5.300%, 07/01/43	2,010
449	J.C. Penney Corp., Inc., 8.125%, 10/01/19	462
500	Jack Cooper Holdings Corp., 10.250%, 06/01/20 (e)	315
2,310	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	2,400
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,060
	JBS USA LLC/JBS USA Finance, Inc.,
4,689	5.750%, 06/15/25 (e)	4,290
4,448	5.875%, 07/15/24 (e)	4,169
9,834	7.250%, 06/01/21 (e)	10,104
2,701	8.250%, 02/01/20 (e)	2,816
1,960	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	1,833
868	Kaiser Aluminum Corp., 5.875%, 05/15/24 (e) (w)	889
606	Kennedy-Wilson, Inc., 5.875%, 04/01/24	592
	Kinder Morgan, Inc.,
3,780	5.050%, 02/15/46	3,356
726	5.625%, 11/15/23 (e)	750
2,500	7.250%, 06/01/18	2,680
	Kindred Healthcare, Inc.,
3,450	8.000%, 01/15/20	3,436
2,850	8.750%, 01/15/23	2,832
	Kinetic Concepts, Inc./KCI USA, Inc.,
1,000	7.875%, 02/15/21 (e)	1,081
10,980	10.500%, 11/01/18	11,097
6,400	KLX, Inc., 5.875%, 12/01/22 (e)	6,440
2,065	Kohl’s Corp., 5.550%, 07/17/45	1,858
	Kraft Heinz Foods Co.,
897	4.875%, 02/15/25 (e)	992
15,502	5.200%, 07/15/45 (e)	17,848
3,574	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	2,823
4,560	Kroger Co. (The), 5.150%, 08/01/43	5,335
	L Brands, Inc.,
1,335	5.625%, 02/15/22	1,474
4,100	5.625%, 10/15/23	4,520

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
6,925	6.625%, 04/01/21	7,877
1,000	7.000%, 05/01/20	1,155
	Lamar Media Corp.,
1,000	5.000%, 05/01/23	1,040
2,290	5.750%, 02/01/26 (e)	2,422
1,650	Landry’s, Inc., 9.375%, 05/01/20 (e)	1,735
2,900	Laredo Petroleum, Inc., 7.375%, 05/01/22	2,842
	Lear Corp.,
3,400	5.250%, 01/15/25	3,613
2,000	5.375%, 03/15/24	2,125
	Lennar Corp.,
950	4.500%, 06/15/19	983
690	4.500%, 11/15/19	716
3,105	4.750%, 05/30/25	3,113
994	4.875%, 12/15/23	1,009
175	6.950%, 06/01/18	188
555	Series B, 12.250%, 06/01/17	612
4,366	Level 3 Communications, Inc., 5.750%, 12/01/22	4,488
	Level 3 Financing, Inc.,
8,501	5.125%, 05/01/23	8,650
1,753	5.250%, 03/15/26 (e)	1,779
325	5.375%, 08/15/22	332
1,575	5.375%, 01/15/24 (e)	1,599
8,989	5.375%, 05/01/25	9,146
401	5.625%, 02/01/23	412
1,680	Levi Strauss & Co., 5.000%, 05/01/25	1,701
870	Liberty Interactive LLC, 8.250%, 02/01/30	903
2,538	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,773
	LifePoint Health, Inc.,
1,335	5.500%, 12/01/21	1,388
200	6.625%, 10/01/20	207
2,030	LIN Television Corp., 5.875%, 11/15/22	2,071
	Live Nation Entertainment, Inc.,
1,365	5.375%, 06/15/22 (e)	1,410
1,018	7.000%, 09/01/20 (e)	1,066
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	312
3,700	LSB Industries, Inc., 7.750%, 08/01/19	3,552
5,587	LTF Merger Sub, Inc., 8.500%, 06/15/23 (e)	5,489
2,495	M/I Homes, Inc., 6.750%, 01/15/21	2,495
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	2,797
4,280	Markel Corp., 5.000%, 04/05/46	4,410
1,237	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	1,132

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Masco Corp.,
3,375	4.450%, 04/01/25	3,523
261	5.950%, 03/15/22	292
56	7.125%, 03/15/20	65
4,837	MasTec, Inc., 4.875%, 03/15/23	4,450
7,280	McDonald’s Corp., 4.875%, 12/09/45	8,227
3,775	McKesson Corp., 4.883%, 03/15/44	4,219
4	Mediacom Broadband LLC/Mediacom Broadband Corp., 5.500%, 04/15/21	4
869	Mediacom LLC/Mediacom Capital Corp., 7.250%, 02/15/22	910
	Meritage Homes Corp.,
1,270	7.000%, 04/01/22	1,362
420	7.150%, 04/15/20	447
12,815	MetLife, Inc., 6.400%, 12/15/36	13,656
	MGM Resorts International,
4,730	5.250%, 03/31/20	4,848
22,455	6.000%, 03/15/23	23,325
5,205	6.625%, 12/15/21	5,543
750	6.750%, 10/01/20	801
19,659	7.750%, 03/15/22	21,969
5	8.625%, 02/01/19	6
500	11.375%, 03/01/18	575
790	MGP Escrow Issuer LLC/MGP Escrow Co., Issuer, Inc., 5.625%, 05/01/24 (e)	824
2,165	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	2,268
	Micron Technology, Inc.,
2,736	5.250%, 08/01/23 (e)	2,211
12,498	5.250%, 01/15/24 (e)	10,030
265	5.500%, 02/01/25	215
1,297	5.625%, 01/15/26 (e)	1,025
1,272	5.875%, 02/15/22	1,122
4,871	7.500%, 09/15/23 (e)	5,041
1,900	Microsemi Corp., 9.125%, 04/15/23 (e)	2,090
13,370	Microsoft Corp., 4.750%, 11/03/55	15,244
3,870	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	3,885
	Momentive Performance Materials, Inc.,
1,350	3.880%, 10/24/21	1,033
1,350	8.875%, 10/15/20 (d)	—	(h)
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d)	—	(h)
11	7.750%, 03/15/36 (d)	—	(h)
115	8.375%, 07/15/33 (d)	—	(h)
5,280	MPG Holdco I, Inc., 7.375%, 10/15/22	5,280

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
5,760	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	6,014
	MPLX LP,
585	4.500%, 07/15/23 (e)	568
9,039	4.875%, 12/01/24 (e)	8,810
9,543	4.875%, 06/01/25 (e)	9,221
5,200	5.500%, 02/15/23 (e)	5,187
2,185	MSCI, Inc., 5.250%, 11/15/24 (e)	2,283
182	Murphy Oil USA, Inc., 6.000%, 08/15/23	190
778	Mustang Merger Corp., 8.500%, 08/15/21 (e)	813
3,130	National Financial Partners Corp., 9.000%, 07/15/21 (e)	3,114
7,005	National Rural Utilities Cooperative Finance Corp., VAR, 5.250%, 04/20/46	7,031
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	239
1,028	6.500%, 06/01/22	881
3,280	7.875%, 10/01/20	3,149
421	9.625%, 05/01/19	439
548	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	451
3,680	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 7.375%, 01/15/22 (e)	1,481
2,038	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	1,228
2,007	NBTY, Inc., 7.625%, 05/15/21 (e)	2,052
1,800	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	1,926
	NCR Corp.,
686	5.000%, 07/15/22	688
903	6.375%, 12/15/23	939
55	Nebraska Book Holdings, Inc., 15.000%, 06/30/16 (e)	10
	Neiman Marcus Group Ltd. LLC,
4,937	8.000%, 10/15/21 (e)	4,295
3,425	8.750% (cash), 10/15/21 (e) (v)	2,843
	Neptune Finco Corp.,
1,400	6.625%, 10/15/25 (e)	1,505
7,700	10.125%, 01/15/23 (e)	8,451
900	10.875%, 10/15/25 (e)	1,001
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,231

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
700	5.500%, 02/15/22	731
1,645	5.750%, 03/01/24	1,719
700	5.875%, 02/15/25	734
747	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22 (e)	778
	New Albertsons, Inc.,
675	6.625%, 06/01/28	611
1,129	7.450%, 08/01/29	1,103
645	7.750%, 06/15/26	632
960	8.000%, 05/01/31	958
2,042	8.700%, 05/01/30	2,042
2,780	Newell Brands, Inc., 5.500%, 04/01/46	3,093
	Newfield Exploration Co.,
1,000	5.375%, 01/01/26	990
3,882	5.625%, 07/01/24	3,950
2,832	5.750%, 01/30/22	2,878
	Nexstar Broadcasting, Inc.,
4,380	6.125%, 02/15/22 (e)	4,391
6,533	6.875%, 11/15/20	6,843
	NGL Energy Partners LP/NGL Energy Finance Corp.,
445	5.125%, 07/15/19	374
750	6.875%, 10/15/21	630
1,100	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	1,147
12,144	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	12,387
	Noble Energy, Inc.,
2,060	5.050%, 11/15/44	1,950
3,150	5.250%, 11/15/43	2,983
1,128	5.625%, 05/01/21	1,159
2,899	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	3,229
	NRG Energy, Inc.,
600	6.250%, 07/15/22	588
2,500	6.250%, 05/01/24	2,437
3,766	6.625%, 03/15/23	3,700
5,245	7.625%, 01/15/18	5,612
2,236	7.875%, 05/15/21	2,325
1,000	8.250%, 09/01/20	1,035
1,000	NRG Yield Operating LLC, 5.375%, 08/15/24	940
2,867	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	2,932
	Nucor Corp.,
1,657	5.200%, 08/01/43	1,791
3,360	6.400%, 12/01/37	3,949

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,010	NWH Escrow Corp., 7.500%, 08/01/21 (e)	773
	Oasis Petroleum, Inc.,
7,490	6.875%, 03/15/22	6,685
205	6.875%, 01/15/23	184
2,518	7.250%, 02/01/19	2,392
1,320	Oglethorpe Power Corp., 4.250%, 04/01/46	1,305
3,600	ONEOK Partners LP, 6.200%, 09/15/43	3,428
10,650	Oracle Corp., 4.375%, 05/15/55	10,953
	Orbital ATK, Inc.,
672	5.250%, 10/01/21	704
870	5.500%, 10/01/23 (e)	913
	Oshkosh Corp.,
2,475	5.375%, 03/01/22	2,553
4,609	5.375%, 03/01/25	4,747
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
748	5.250%, 02/15/22	772
4,980	5.625%, 02/15/24	5,179
750	5.875%, 03/15/25	784
	Owens-Brockway Glass Container, Inc.,
810	5.000%, 01/15/22 (e)	834
545	5.375%, 01/15/25 (e)	558
584	5.875%, 08/15/23 (e)	628
1,084	6.375%, 08/15/25 (e)	1,168
	Parker Drilling Co.,
755	6.750%, 07/15/22	589
660	7.500%, 08/01/20	548
2,540	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	2,655
1,588	PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23 (e)	1,548
879	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23	850
	Penn Virginia Corp.,
500	7.250%, 04/15/19	101
1,100	8.500%, 05/01/20	226
1,855	Philip Morris International, Inc., 4.875%, 11/15/43	2,160
9,385	Phillips 66, 4.875%, 11/15/44	10,145
2,096	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	2,133
760	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24 (e)	804
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	459
231	7.500%, 01/15/20	264

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Plains All American Pipeline LP/PAA Finance Corp.,
1,560	4.700%, 06/15/44	1,257
1,490	4.900%, 02/15/45	1,221
6,457	Plantronics, Inc., 5.500%, 05/31/23 (e)	6,473
2,853	PolyOne Corp., 5.250%, 03/15/23	2,860
	Post Holdings, Inc.,
2,200	6.000%, 12/15/22 (e)	2,259
5,411	6.750%, 12/01/21 (e)	5,672
18,250	7.375%, 02/15/22	19,231
3,259	7.750%, 03/15/24 (e)	3,544
350	8.000%, 07/15/25 (e)	388
9,206	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	7,123
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,764
805	6.375%, 03/01/24 (e)	845
7,940	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	8,238
1,205	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	1,051
	Prudential Financial, Inc.,
7,920	VAR, 5.200%, 03/15/44	7,850
23,245	VAR, 5.625%, 06/15/43	24,228
20,685	VAR, 5.875%, 09/15/42	22,355
1,626	PulteGroup, Inc., 5.500%, 03/01/26	1,679
	QEP Resources, Inc.,
2,072	5.250%, 05/01/23	1,947
3,625	5.375%, 10/01/22	3,435
1,505	6.875%, 03/01/21	1,490
2,241	Qorvo, Inc., 6.750%, 12/01/23 (e)	2,303
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22	800
14,386	QUALCOMM, Inc., 4.800%, 05/20/45	14,565
4,262	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	4,006
1,255	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	1,285
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	201
2,995	7.750%, 02/15/31	2,564
375	Qwest Corp., 7.250%, 09/15/25	406
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	748
465	7.875%, 03/15/21	481
1,098	Radian Group, Inc., 7.000%, 03/15/21	1,171
1,525	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,586

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Rain CII Carbon LLC/CII Carbon Corp.,
1,770	8.000%, 12/01/18 (e)	1,522
1,731	8.250%, 01/15/21 (e)	1,305
	Range Resources Corp.,
5,714	4.875%, 05/15/25	5,293
569	5.000%, 08/15/22	531
3,029	5.000%, 03/15/23	2,794
2,019	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	2,044
1,500	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,568
	Regal Entertainment Group,
8,309	5.750%, 03/15/22	8,652
1,200	5.750%, 06/15/23	1,228
315	5.750%, 02/01/25	319
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23	272
696	5.000%, 10/01/22	683
5,245	5.500%, 04/15/23	4,958
1,043	5.875%, 03/01/22	1,066
1,145	6.500%, 07/15/21	1,169
2,030	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	2,245
600	Revlon Consumer Products Corp., 5.750%, 02/15/21	610
15,350	Reynolds American, Inc., 5.850%, 08/15/45	18,842
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
9,485	5.750%, 10/15/20	9,841
4,750	6.875%, 02/15/21	4,934
2,630	7.125%, 04/15/19	2,679
1,950	8.250%, 02/15/21	2,018
13,175	9.000%, 04/15/19	13,373
8,371	9.875%, 08/15/19	8,653
	RHP Hotel Properties LP/RHP Finance Corp.,
3,460	5.000%, 04/15/21	3,572
4,713	5.000%, 04/15/23	4,843
1,125	Rice Energy, Inc., 7.250%, 05/01/23	1,136
	Rite Aid Corp.,
12,172	6.125%, 04/01/23 (e)	12,971
910	6.750%, 06/15/21	960
1,600	9.250%, 03/15/20	1,696
5,500	Riverbed Technology, Inc., 8.875%, 03/01/23 (e)	5,541

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
583	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	600
4,000	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	4,080
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
656	5.625%, 07/15/22	538
1,070	5.625%, 11/15/23 (e)	846
6,390	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	6,662
554	RSP Permian, Inc., 6.625%, 10/01/22	572
182	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	2
	Sabine Pass Liquefaction LLC,
11,944	5.625%, 04/15/23	11,705
2,853	5.625%, 03/01/25	2,782
3,337	5.625%, 02/01/21	3,316
975	5.750%, 05/15/24	943
3,513	6.250%, 03/15/22	3,557
	Sabre GLBL, Inc.,
2,542	5.250%, 11/15/23 (e)	2,574
8,087	5.375%, 04/15/23 (e)	8,228
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	529
2,433	5.625%, 12/01/25	2,597
5,495	5.750%, 06/01/22	5,756
3,100	Sanchez Energy Corp., 6.125%, 01/15/23	2,317
2,791	SBA Communications Corp., 4.875%, 07/15/22	2,810
3,246	SBA Telecommunications, Inc., 5.750%, 07/15/20	3,351
	Scientific Games International, Inc.,
3,170	7.000%, 01/01/22 (e)	3,232
4,535	10.000%, 12/01/22	3,748
7,683	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	8,125
	Sealed Air Corp.,
1,400	4.875%, 12/01/22 (e)	1,458
1,750	5.125%, 12/01/24 (e)	1,833
1,233	5.250%, 04/01/23 (e)	1,302
600	6.500%, 12/01/20 (e)	680
3,905	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	3,925
15,842	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	16,674

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Service Corp. International,
3,041	5.375%, 01/15/22	3,185
7,080	5.375%, 05/15/24	7,540
2,735	7.500%, 04/01/27	3,214
700	7.625%, 10/01/18	786
1,240	8.000%, 11/15/21	1,451
850	SESI LLC, 7.125%, 12/15/21	744
408	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/19 (e)	432
2,664	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	2,917
910	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	887
	Sinclair Television Group, Inc.,
7,729	5.375%, 04/01/21	8,019
4,860	5.625%, 08/01/24 (e)	4,994
4,230	6.125%, 10/01/22	4,515
	Sirius XM Radio, Inc.,
1,505	4.625%, 05/15/23 (e)	1,490
8,680	5.375%, 04/15/25 (e)	8,875
4,010	5.750%, 08/01/21 (e)	4,206
7,895	6.000%, 07/15/24 (e)	8,330
2,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	2,308
	SM Energy Co.,
1,760	5.000%, 01/15/24	1,465
1,354	5.625%, 06/01/25	1,137
1,957	6.500%, 11/15/21	1,820
2,193	6.500%, 01/01/23	2,007
	Smithfield Foods, Inc.,
2,625	5.250%, 08/01/18 (e)	2,668
5,530	5.875%, 08/01/21 (e)	5,765
4,075	6.625%, 08/15/22	4,309
2,030	Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24 (e)	2,126
3,800	Southern Copper Corp., 5.875%, 04/23/45	3,423
	Southern Power Co.,
1,380	5.150%, 09/15/41	1,441
1,534	5.250%, 07/15/43	1,612
	Spectrum Brands, Inc.,
5,538	5.750%, 07/15/25	5,874
2,159	6.125%, 12/15/24	2,307
2,200	6.375%, 11/15/20	2,322
4,135	6.625%, 11/15/22	4,466

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,075	Speedway Motorsports, Inc., 5.125%, 02/01/23	1,107
	Springleaf Finance Corp.,
349	7.750%, 10/01/21	344
1,688	8.250%, 12/15/20	1,741
	Sprint Capital Corp.,
4,886	6.875%, 11/15/28	3,628
1,336	6.900%, 05/01/19	1,222
16,490	8.750%, 03/15/32	13,110
	Sprint Communications, Inc.,
1,828	6.000%, 12/01/16	1,837
2,727	6.000%, 11/15/22	2,006
8,626	7.000%, 03/01/20 (e)	8,852
5,925	7.000%, 08/15/20	4,918
478	8.375%, 08/15/17	488
17,095	9.000%, 11/15/18 (e)	18,078
779	9.125%, 03/01/17	803
305	11.500%, 11/15/21	277
	Sprint Corp.,
1,188	7.125%, 06/15/24	891
17,348	7.250%, 09/15/21	14,008
18,803	7.625%, 02/15/25	14,173
30,606	7.875%, 09/15/23	23,873
1,560	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23 (e)	1,619
	Standard Industries, Inc.,
826	5.125%, 02/15/21 (e)	859
1,606	5.375%, 11/15/24 (e)	1,674
1,384	5.500%, 02/15/23 (e)	1,448
3,241	6.000%, 10/15/25 (e)	3,492
1,835	Station Casinos LLC, 7.500%, 03/01/21	1,944
	Steel Dynamics, Inc.,
1,125	5.125%, 10/01/21	1,150
625	5.250%, 04/15/23	635
2,600	5.500%, 10/01/24	2,642
1,935	6.375%, 08/15/22	2,037
1,945	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	1,974
1,623	Stone Energy Corp., 7.500%, 11/15/22	418
2,545	Stryker Corp., 4.625%, 03/15/46	2,806
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
650	5.500%, 06/01/24	642
114	7.375%, 08/01/21	118
6,195	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	6,241

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
510	5.500%, 08/15/22	413
391	7.500%, 07/01/21	356
	Sunoco Logistics Partners Operations LP,
5,150	5.300%, 04/01/44	4,597
4,450	5.350%, 05/15/45	4,049
	Sunoco LP/Sunoco Finance Corp.,
1,638	5.500%, 08/01/20 (e)	1,638
3,029	6.250%, 04/15/21 (e)	3,067
2,320	6.375%, 04/01/23 (e)	2,355
7,575	SUPERVALU, Inc., 7.750%, 11/15/22	6,666
4,815	Sysco Corp., 4.500%, 04/01/46	5,014
	Talen Energy Supply LLC,
878	4.625%, 07/15/19 (e)	816
2,351	6.500%, 06/01/25	2,087
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23	816
1,500	6.375%, 08/01/22	1,515
2,750	6.750%, 03/15/24 (e)	2,798
655	6.875%, 02/01/21	670
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
185	5.625%, 03/01/24 (e)	180
1,795	5.875%, 04/15/23 (e)	1,791
1,665	Team Health, Inc., 7.250%, 12/15/23 (e)	1,768
	TEGNA, Inc.,
1,415	4.875%, 09/15/21 (e)	1,443
384	5.125%, 07/15/20	400
2,010	5.500%, 09/15/24 (e)	2,075
5,870	6.375%, 10/15/23	6,340
875	Teleflex, Inc., 5.250%, 06/15/24	910
	Tempur Sealy International, Inc.,
3,155	5.625%, 10/15/23	3,281
6,225	6.875%, 12/15/20	6,560
	Tenet Healthcare Corp.,
3,935	4.375%, 10/01/21	3,945
2,321	4.500%, 04/01/21	2,350
11,600	4.750%, 06/01/20	11,948
1,134	5.000%, 03/01/19	1,123
2,995	5.500%, 03/01/19	2,995
4,629	6.000%, 10/01/20	4,907
510	6.250%, 11/01/18	546
6,790	6.750%, 02/01/20	6,824
8,195	6.750%, 06/15/23	8,092

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10,318	8.000%, 08/01/20	10,627
14,375	8.125%, 04/01/22	14,914
1,072	Tenneco, Inc., 5.375%, 12/15/24	1,118
	Terex Corp.,
9,835	6.000%, 05/15/21	9,737
4,100	6.500%, 04/01/20	4,102
1,402	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	1,243
	TerraForm Power Operating LLC,
3,741	5.875%, 02/01/23 (e)	3,264
4,273	6.125%, 06/15/25 (e)	3,675
480	Tesoro Corp., 5.125%, 04/01/24	480
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
893	5.500%, 10/15/19	911
5,079	5.875%, 10/01/20	5,180
4,975	6.125%, 10/15/21	5,087
5,267	6.250%, 10/15/22	5,399
3,520	TI Group Automotive Systems LLC, 8.750%, 07/15/23 (e)	3,450
2,654	Time Warner Cable, Inc., 7.300%, 07/01/38	3,263
	Time Warner, Inc.,
1,890	4.650%, 06/01/44	1,941
10,590	4.850%, 07/15/45	11,410
5,500	Time, Inc., 5.750%, 04/15/22 (e)	5,240
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	607
2,880	6.000%, 03/01/23	3,024
794	6.000%, 04/15/24	831
1,715	6.125%, 01/15/22	1,804
1,296	6.250%, 04/01/21	1,351
2,355	6.375%, 03/01/25	2,473
1,360	6.500%, 01/15/24	1,448
8,195	6.500%, 01/15/26	8,687
1,571	6.625%, 11/15/20	1,626
4,187	6.625%, 04/01/23	4,475
14,994	6.633%, 04/28/21	15,800
14,410	6.731%, 04/28/22	15,166
4,532	6.836%, 04/28/23	4,832
	Toll Brothers Finance Corp.,
1,970	4.875%, 11/15/25	1,985
935	5.625%, 01/15/24	977
1,215	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	1,087
1,320	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/26 (e)	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	TransDigm, Inc.,
1,000	5.500%, 10/15/20	1,015
3,211	6.000%, 07/15/22	3,250
4,181	6.500%, 07/15/24	4,212
3,915	6.500%, 05/15/25	3,935
1,380	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	1,468
	Triumph Group, Inc.,
4,545	4.875%, 04/01/21	4,318
1,686	5.250%, 06/01/22	1,568
1,980	Tronox Finance LLC, 7.500%, 03/15/22 (e)	1,643
3,170	Tutor Perini Corp., 7.625%, 11/01/18	3,146
3,163	U.S. Airways 2013-1 Class B Pass-Through Trust, Series 2013-1, Class B, 5.375%, 11/15/21	3,276
1,240	U.S. Concrete, Inc., 8.500%, 12/01/18	1,290
563	UAL 2007-1 Pass-Through Trust, Series 071A, 6.636%, 07/02/22	591
2,950	UCI International LLC, 8.625%, 02/15/19 (d)	649
2,133	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	1,690
3,616	Unit Corp., 6.625%, 05/15/21	2,450
	United Rentals North America, Inc.,
1,498	4.625%, 07/15/23	1,492
3,281	5.500%, 07/15/25	3,263
2,520	5.750%, 11/15/24	2,555
1,015	5.875%, 09/15/26 (w)	1,015
6,478	6.125%, 06/15/23	6,721
435	7.375%, 05/15/20	452
11,342	7.625%, 04/15/22	12,108
3,115	8.250%, 02/01/21	3,247
2,120	Univar USA, Inc., 6.750%, 07/15/23 (e)	2,109
	Universal Health Services, Inc.,
288	3.750%, 08/01/19 (e)	295
420	4.750%, 08/01/22 (e)	429
	Univision Communications, Inc.,
5,175	5.125%, 05/15/23 (e)	5,214
5,830	5.125%, 02/15/25 (e)	5,765
5,253	6.750%, 09/15/22 (e)	5,568
368	8.500%, 05/15/21 (e)	384
4,131	USI, Inc., 7.750%, 01/15/21 (e)	4,131
	VeriSign, Inc.,
1,800	4.625%, 05/01/23	1,850
418	5.250%, 04/01/25	429

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Verizon Communications, Inc.,
11,025	4.522%, 09/15/48	11,188
11,945	4.862%, 08/21/46	12,802
1,130	Viacom, Inc., 4.375%, 03/15/43	895
1,300	Vista Outdoor, Inc., 5.875%, 10/01/23 (e)	1,365
13,110	Voya Financial, Inc., VAR, 5.650%, 05/15/53	12,278
2,043	Vulcan Materials Co., 4.500%, 04/01/25	2,176
1,567	W&T Offshore, Inc., 8.500%, 06/15/19	251
	W.R. Grace & Co.-Conn,
938	5.125%, 10/01/21 (e)	982
312	5.625%, 10/01/24 (e)	330
18,305	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	18,759
433	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	446
2,316	West Corp., 5.375%, 07/15/22 (e)	2,096
	Western Digital Corp.,
7,185	7.375%, 04/01/23 (e)	7,252
13,905	10.500%, 04/01/24 (e)	13,523
1,071	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	1,025
353	Western Refining, Inc., 6.250%, 04/01/21	327
3,314	Whiting Petroleum Corp., 5.000%, 03/15/19	2,933
	Williams Partners LP/ACMP Finance Corp.,
6,415	4.875%, 05/15/23	5,888
7,443	6.125%, 07/15/22	7,403
	Windstream Services LLC,
1,400	6.375%, 08/01/23	1,068
2,134	7.500%, 06/01/22	1,750
3,689	7.500%, 04/01/23	2,988
21,007	7.750%, 10/01/21	17,803
1,155	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	1,068
	WMG Acquisition Corp.,
4,250	5.625%, 04/15/22 (e)	4,324
6,215	6.000%, 01/15/21 (e)	6,386
3,408	6.750%, 04/15/22 (e)	3,374
	WPX Energy, Inc.,
2,158	5.250%, 09/15/24	1,817
6,908	6.000%, 01/15/22	6,217
800	8.250%, 08/01/23	752
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
1,835	5.375%, 03/15/22	1,867
11,420	5.500%, 03/01/25 (e)	10,927
6,545	XPO Logistics, Inc., 6.500%, 06/15/22 (e)	6,374

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Yum! Brands, Inc.,
900	3.750%, 11/01/21	876
550	3.875%, 11/01/20	549
	Zayo Group LLC/Zayo Capital, Inc.,
12,810	6.000%, 04/01/23	13,162
1,140	6.375%, 05/15/25 (e)	1,186
660	10.125%, 07/01/20	704
12,670	Zebra Technologies Corp., 7.250%, 10/15/22	13,717
	ZF North America Capital, Inc.,
2,586	4.000%, 04/29/20 (e)	2,702
10,105	4.500%, 04/29/22 (e)	10,345
7,888	4.750%, 04/29/25 (e)	7,997

		3,796,545

	Venezuela — 0.1%
	Petroleos de Venezuela S.A.,
6,430	5.375%, 04/12/27	2,260
9,929	Reg. S, 6.000%, 11/15/26	3,349

		5,609

	Total Corporate Bonds (Cost $4,721,525)	4,656,347

Foreign Government Securities — 3.4%
	Angola — 0.0% (g)
1,640	Republic of Angola, 9.500%, 11/12/25 (e)	1,609

	Argentina — 0.2%
	Provincia de Buenos Aires,
1,312	Reg. S, 9.625%, 04/18/28	1,458
2,300	Reg. S, 9.950%, 06/09/21	2,507
4,499	Reg. S, 10.875%, 01/26/21	5,034
	Republic of Argentina,
3,060	6.250%, 04/22/19 (e)	3,186
3,060	6.875%, 04/22/21 (e)	3,161
1,400	7.000%, 04/17/17 (d)	1,425
1,490	7.500%, 04/22/26 (e)	1,523
1,830	7.625%, 04/22/46 (e)	1,803

		20,097

	Aruba — 0.0% (g)
2,220	Government of Aruba, 4.625%, 09/14/23 (e)	2,176

	Belarus — 0.0% (g)
4,800	Republic of Belarus, 8.950%, 01/26/18	5,028

	Brazil — 0.2%
	Federative Republic of Brazil,
1,450	2.625%, 01/05/23	1,258
5,740	4.250%, 01/07/25	5,329

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — continued
4,750	4.875%, 01/22/21	4,833
7,912	5.000%, 01/27/45	6,389
3,940	7.125%, 01/20/37	4,083

		21,892

	Cameroon — 0.0% (g)
600	Republic of Cameroon, Reg. S, 9.500%, 11/19/25	588

	Costa Rica — 0.1%
1,370	Instituto Costarricense de Electricidad, Reg. S, 6.950%, 11/10/21	1,396
	Republic of Costa Rica,
3,370	7.158%, 03/12/45 (e)	3,168
6,790	Reg. S, 9.995%, 08/01/20	8,241

		12,805

	Croatia — 0.1%
	Republic of Croatia,
5,990	Reg. S, 6.000%, 01/26/24	6,552
3,790	Reg. S, 6.750%, 11/05/19	4,159

		10,711

	Dominican Republic — 0.1%
	Government of Dominican Republic,
1,290	6.875%, 01/29/26 (e)	1,384
2,105	7.450%, 04/30/44 (e)	2,231
5,916	9.040%, 01/23/18 (e)	6,219
5,340	Reg. S, 7.500%, 05/06/21	5,854

		15,688

	Ecuador — 0.0% (g)
2,850	Republic of Ecuador, 10.500%, 03/24/20 (e)	2,693

	El Salvador — 0.1%
5,990	Republic of El Salvador, Reg. S, 7.750%, 01/24/23	5,975

	Ethiopia — 0.0% (g)
2,200	Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24 (e)	1,999

	Ghana — 0.1%
6,350	Republic of Ghana, 10.750%, 10/14/30 (e)	6,239

	Honduras — 0.0% (g)
4,180	Republic of Honduras, Reg. S, 8.750%, 12/16/20	4,718

	Hungary — 0.3%
	Republic of Hungary,
6,280	5.375%, 03/25/24	6,971

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Hungary — continued
6,340	5.750%, 11/22/23	7,164
4,564	6.375%, 03/29/21	5,197
9,352	7.625%, 03/29/41	13,198

		32,530

	Indonesia — 0.2%
	Republic of Indonesia,
5,350	5.875%, 01/15/24 (e)	6,092
5,950	6.750%, 01/15/44 (e)	7,281
2,440	Reg. S, 5.375%, 10/17/23	2,705
7,992	Reg. S, 11.625%, 03/04/19	10,000

		26,078

	Iraq — 0.1%
11,385	Republic of Iraq, Reg. S, 5.800%, 01/15/28	8,055

	Ivory Coast — 0.0% (g)
3,220	Republic of Ivory Coast, 6.375%, 03/03/28 (e)	3,051

	Jamaica — 0.1%
	Government of Jamaica,
1,250	7.875%, 07/28/45	1,305
5,440	8.000%, 06/24/19	5,923

		7,228

	Kenya — 0.0% (g)
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/01/32; credit rating B)	532
2,420	Republic of Kenya, Reg. S, 6.875%, 06/24/24	2,278

		2,810

	Lebanon — 0.1%
	Republic of Lebanon,
4,500	6.600%, 11/27/26	4,432
5,050	Reg. S, 8.250%, 04/12/21	5,518

		9,950

	Mexico — 0.1%
	United Mexican States,
600	3.600%, 01/30/25	610
6,550	4.600%, 01/23/46	6,468

		7,078

	Morocco — 0.0% (g)
	Kingdom of Morocco,
1,400	Reg. S, 4.250%, 12/11/22	1,449
2,250	Reg. S, 5.500%, 12/11/42	2,374

		3,823

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — 0.0% (g)
2,100	Republic of Angola Via Northern Lights III BV, Reg. S, 7.000%, 08/16/19	2,117

	Pakistan — 0.1%
	Republic of Pakistan,
3,465	8.250%, 04/15/24 (e)	3,651
4,150	Reg. S, 6.750%, 12/03/19	4,316
1,004	Reg. S, 6.875%, 06/01/17	1,040

		9,007

	Panama — 0.1%
	Republic of Panama,
4,300	3.750%, 03/16/25	4,429
1,540	3.875%, 03/17/28	1,567
2,450	4.300%, 04/29/53	2,346
2,150	6.700%, 01/26/36	2,752

		11,094

	Paraguay — 0.0% (g)
670	Republic of Paraguay, 5.000%, 04/15/26 (e)	685

	Peru — 0.0% (g)
	Republic of Peru,
1,900	5.625%, 11/18/50	2,209
1,500	6.550%, 03/14/37	1,933

		4,142

	Philippines — 0.1%
	Republic of the Philippines,
1,760	5.500%, 03/30/26	2,204
7,080	10.625%, 03/16/25	11,567

		13,771

	Poland — 0.0% (g)
3,450	Republic of Poland, 5.000%, 03/23/22	3,864

	Portugal — 0.0% (g)
EUR 1,150	Republic of Portugal, 5.250%, 09/28/17	1,397

	Romania — 0.1%
	Republic of Romania,
3,980	6.750%, 02/07/22 (e)	4,711
9,030	Reg. S, 6.125%, 01/22/44	11,071

		15,782

	Russia — 0.3%
	Russian Federation,
2,400	Reg. S, 3.500%, 01/16/19	2,424
6,200	Reg. S, 4.875%, 09/16/23	6,591
7,200	Reg. S, 5.875%, 09/16/43	7,765
6,390	Reg. S, 12.750%, 06/24/28	10,983

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Russia — continued
3,074	Reg. S, SUB, 7.500%, 03/31/30	3,738

		31,501

	Serbia — 0.1%
8,330	Republic of Serbia, Reg. S, 7.250%, 09/28/21	9,434

	Slovenia — 0.1%
	Republic of Slovenia,
1,720	Reg. S, 5.250%, 02/18/24	1,928
4,020	Reg. S, 5.850%, 05/10/23	4,626

		6,554

	South Africa — 0.1%
	Republic of South Africa,
1,210	4.875%, 04/14/26	1,207
2,000	5.875%, 05/30/22	2,188
5,334	5.875%, 09/16/25	5,754
2,000	South Africa Government International Bond, 5.875%, 05/30/22	2,188

		11,337

	Sri Lanka — 0.0% (g)
	Republic of Sri Lanka,
3,350	Reg. S, 5.875%, 07/25/22	3,225
2,590	Reg. S, 6.250%, 10/04/20	2,632

		5,857

	Turkey — 0.3%
	Republic of Turkey,
7,450	6.000%, 01/14/41	8,096
6,810	6.250%, 09/26/22	7,627
880	6.625%, 02/17/45	1,039
13,040	7.375%, 02/05/25	15,795

		32,557

	Ukraine — 0.1%
	Republic of Ukraine,
169	7.750%, 09/01/19 (e)	163
4,277	7.750%, 09/01/20 (e)	4,102
978	7.750%, 09/01/21 (e)	935
3,078	7.750%, 09/01/22 (e)	2,933
3,078	7.750%, 09/01/23 (e)	2,921
978	7.750%, 09/01/24 (e)	927
978	7.750%, 09/01/25 (e)	919

		12,900

	Uruguay — 0.1%
	Republic of Uruguay,
3,060	5.100%, 06/18/50	2,869

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Uruguay — continued
1,280	7.625%, 03/21/36	1,661
1,230	8.000%, 11/18/22	1,542

		6,072

	Venezuela — 0.1%
	Republic of Venezuela,
13,620	Reg. S, 7.650%, 04/21/25	4,954
3,650	Reg. S, 7.750%, 10/13/19	1,465
11,220	Reg. S, 9.000%, 05/07/23	4,278

		10,697

	Zambia — 0.0% (g)
	Republic of Zambia,
2,090	8.500%, 04/14/24 (e)	1,732
1,310	8.970%, 07/30/27 (e)	1,074

		2,806

	Total Foreign Government Securities (Cost $399,108)	404,395

Loan Assignments — 0.9%
	Australia — 0.0% (g)
2,080	FMG Resources Pty, Ltd., Term Loan B, VAR, 4.250%, 06/30/19	1,957

	Bermuda — 0.0% (g)
833	Floatel International Ltd., Initial Term Loan, VAR, 6.000%, 06/27/20	425

	Canada — 0.0% (g)
2,369	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	2,343
302	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	270

		2,613

	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	330

	Luxembourg — 0.0% (g)
1,700	Delta 2 Lux Sarl, 2nd Lien Facility, VAR, 7.750%, 07/29/22	1,597
995	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, VAR, 4.250%, 03/11/22	992

		2,589

	Netherlands — 0.0% (g)
871	NXP BV/NXP Funding LLC, Term B Loan, VAR, 3.750%, 12/07/20	873

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Singapore — 0.1%
3,930	Avago Technologies Ltd., Term B-1 Dollar Loan, VAR, 4.250%, 02/01/23	3,931

	United States — 0.8%
6,432	Albertson’s LLC, Term Loan B-5, VAR, 5.500%, 12/21/22	6,451
183	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	183
1,051	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	1,059
399	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	391
1,272	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 05/29/20	798
640	Berry Plastics Corp., Term E Loan, VAR, 3.750%, 01/06/21	640
1,534	Berry Plastics Corp., Term Loan F, VAR, 4.000%, 10/03/22	1,536
747	Cenveo Corp., Series A Incremental Term Loan, VAR, 3.750%, 06/02/21	751
845	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	846
1,856	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	1,854
2,220	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	2,206
1,588	Coeur Mining, Inc., Term Loan, VAR, 9.000%, 06/23/20	1,604
6,670	CSC Holdings LLC, Initial Term Loan, VAR, 5.000%, 10/09/22	6,691
2,034	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	2,034
725	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	711
1,613	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.502%, 11/01/18	1,610
805	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	473
638	EMI Group NA Holdings, Term B-3 Loan, VAR, 4.000%, 08/19/22 ^	638
640	Energy Future Intermediate Holdings Co. LLC., Term Loan, VAR, 4.250%, 12/19/16	639
174	Entercom Radio LLC, Term B-2 Loan, VAR, 4.001%, 11/23/18	173
806	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	622
1,510	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	385
2,499	First Data Corp.,Term Loan, VAR, 4.439%, 03/24/21	2,505

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
108	Fram Group Holdings, Inc., Term Loan, VAR, 7.000%, 07/29/17	96
853	Go Daddy Group, Inc. (The), Initial Term Loan, VAR, 4.250%, 05/13/21	854
1,856	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	1,856
640	Gray Television, Inc., Initial Term Loan, VAR, 3.938%, 06/13/21 ^	641
1,230	Gruden Acquisition, Inc., Term Loan, VAR, 9.500%, 08/18/23	892
5,407	iHeartCommunications, Inc., Term Loan D, VAR, 7.185%, 01/30/19	4,031
1,873	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.935%, 07/30/19	1,392
1,082	Intrawest Operations Group LLC, Initial Term Loan, VAR, 5.000%, 12/09/20 ^	1,081
867	inVentiv Health, Inc., Term Loan B4, VAR, 7.750%, 05/15/18	867
2,093	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	1,666
1,475	J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18	1,478
640	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20 ^	640
2,805	Microsemi Corp., Closing Date Term B Loan, VAR, 5.250%, 01/15/23	2,823
457	Novolex/Hilex Poly, 1st Lien Term Loan, VAR, 6.000%, 12/05/21 ^	457
1,247	On Semiconductor Corp., Term Loan B, VAR, 5.250%, 03/03/23	1,252
1,273	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	1,269
5,084	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	5,077
1,272	Pinnacle Foods Finance LLC, 1st Lien Term Loan I, VAR, 3.750%, 01/13/23	1,277
169	Quikrete Holdings, Inc., Initial Term Loan (second Lien), VAR, 7.000%, 03/26/21	168
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	396
2,125	Rite Aid Corp.,Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,126
634	Riverbed Technology, Inc., Term Loan, VAR, 5.750%, 04/25/22	638
2,702	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	2,562
1,217	Sabine Oil & Gas LLC, Term Loan, VAR, 12.000%, 12/31/18 (d)	30

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
712	Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	700
1,593	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.504%, 06/30/18	1,524
1,001	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	1,003
972	Signode Industrial Group U.S., Inc. Initial Term B Loan, VAR, 3.750%, 05/01/21	962
395	Solar Winds Holdings, Inc., 1st Lien US Term Loan, VAR, 6.500%, 02/03/23	395
1,225	Staples, Inc., Escrow Term Loan, VAR, 4.750%, 02/02/22	1,228
1,918	Stardust Finance Holding, Inc., Senior Lien Term Loan, VAR, 6.500%, 03/14/22	1,911
1,036	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	828
306	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	245
1,001	Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, VAR, 3.750%, 11/07/16 (d)	1,000
16,772	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.913%, 10/10/17 (d)	5,671
12,477	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.913%, 10/10/17 (d)	4,158
765	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/27/20	764
436	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	435
1,686	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	1,683
2,950	UPC Financing Partnership, Facility AH, VAR, 3.344%, 06/30/21	2,945
743	Veresen Midstream Ltd. Partnership, Initial Term Loan, VAR, 5.250%, 03/31/22	693
754	Vertis, Inc., 1st Lien Term Loan, VAR, 12/20/15 (d)	—	(h)
1,894	Windstream, Term Loan B-6, VAR, 5.750%, 03/14/21	1,890

		96,404

	Total Loan Assignments (Cost $127,041)	109,122

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — 6.4% (x)
	Belgium — 0.1%
EUR 10,775	KBC Groep N.V., VAR, 5.625%, 03/19/19	11,875

	Cayman Islands — 0.0% (g)
3,924	XLIT Ltd., Series E, VAR, 6.500%, 04/15/17 (a)	2,747

	France — 0.2%
4,410	BNP Paribas S.A., VAR, 7.375%, 08/19/25 (e)	4,355
	Credit Agricole S.A.,
12,935	VAR, 6.625%, 09/23/19 (e)	12,191
4,435	VAR, 8.125%, 12/23/25 (e)	4,579
2,290	Electricite de France S.A., VAR, 5.625%, 01/22/24 (e)	2,204
GBP 2,000	Orange S.A., VAR, 5.875%, 02/07/22	3,017

		26,346

	Netherlands — 0.1%
EUR 2,500	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VAR, 5.500%, 06/29/20	2,742
GBP 4,400	Telefonica Europe B.V., VAR, 6.750%, 11/26/20	6,557

		9,299

	Spain — 0.1%
	Banco Bilbao Vizcaya Argentaria S.A.,
EUR 4,200	Reg. S, VAR, 7.000%, 02/19/19	4,424
EUR 4,000	VAR, 6.750%, 02/18/20	4,214
2,000	VAR, 9.000%, 05/09/18	2,067

		10,705

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, VAR, 5.750%, 05/13/20	4,876
5,000	Svenska Handelsbanken AB, VAR, 5.250%, 03/01/21	4,863
5,000	Swedbank AB, VAR, 5.500%, 03/17/20	4,959

		14,698

	Switzerland — 0.3%
	Credit Suisse Group AG,
6,385	VAR, 6.250%, 12/18/24 (e)	5,875
10,481	VAR, 7.500%, 12/11/23 (e)	10,410
	UBS Group AG,
5,000	VAR, 6.875%, 08/07/25 (a)	4,826
5,000	VAR, 7.000%, 02/19/25	5,162
2,000	VAR, 7.125%, 02/19/20	2,030

		28,303

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	United Kingdom — 0.2%
	HSBC Holdings plc,
4,840	VAR, 6.375%, 09/17/24	4,580
6,000	VAR, 6.375%, 03/30/25	5,795
12,498	Lloyds Banking Group plc, VAR, 7.500%, 06/27/24	12,392
GBP 3,809	Nationwide Building Society, VAR, 6.875%, 06/20/19	5,259

		28,026

	United States — 5.3%
	American Express Co.,
8,825	VAR, 5.200%, 11/15/19	8,373
21,560	Series C, VAR, 4.900%, 03/15/20	19,404
	Bank of America Corp.,
15,338	Series AA, VAR, 6.100%, 03/17/25	15,348
7,495	Series DD, VAR, 6.300%, 03/10/26	7,851
19,619	Series K, VAR, 8.000%, 01/30/18	19,128
14,315	Series M, VAR, 8.125%, 05/15/18	14,064
8,705	Series U, VAR, 5.200%, 06/01/23	8,096
30,445	Series V, VAR, 5.125%, 06/17/19	28,504
11,220	Series X, VAR, 6.250%, 09/05/24	11,262
16,930	Series Z, VAR, 6.500%, 10/23/24	17,819
	Bank of New York Mellon Corp. (The),
12,235	Series D, VAR, 4.500%, 06/20/23	11,525
20,375	Series E, VAR, 4.950%, 06/20/20	20,346
21,570	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	21,527
	Citigroup, Inc.,
18,431	VAR, 5.950%, 01/30/23	18,201
16,980	Series D, VAR, 5.350%, 05/15/23	15,919
10,670	Series M, VAR, 6.300%, 05/15/24	10,456
21,330	Series N, VAR, 5.800%, 11/15/19	20,637
10,010	Series O, VAR, 5.875%, 03/27/20	9,683
20,570	Series P, VAR, 5.950%, 05/15/25	19,924
8,065	Series R, VAR, 6.125%, 11/15/20	8,196
10,340	Series T, VAR, 6.250%, 08/15/26	10,637
	Fifth Third Bancorp,
17,625	VAR, 5.100%, 06/30/23	16,116
6,175	Series J, VAR, 4.900%, 09/30/19	5,395
58,839	General Electric Co., Series D, VAR, 5.000%, 01/21/21	61,119
	Goldman Sachs Group, Inc. (The),
25,078	Series L, VAR, 5.700%, 05/10/19	24,420
21,703	Series M, VAR, 5.375%, 05/10/20	20,954
17,944	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	17,472

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Morgan Stanley,
26,970	Series H, VAR, 5.450%, 07/15/19	25,689
13,055	Series J, VAR, 5.550%, 07/15/20	12,924
	PNC Financial Services Group, Inc. (The),
9,588	VAR, 6.750%, 08/01/21	10,607
12,415	Series R, VAR, 4.850%, 06/01/23	11,887
13,910	State Street Corp., Series F, VAR, 5.250%, 09/15/20	14,174
12,540	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	12,415
9,885	U.S. Bancorp, Series I, VAR, 5.125%, 01/15/21	10,108
11,565	Wachovia Capital Trust III, VAR, 5.570%, 06/02/16	11,536
	Wells Fargo & Co.,
12,480	Series K, VAR, 7.980%, 03/15/18	12,979
27,592	Series S, VAR, 5.900%, 06/15/24	28,247
16,775	Series U, VAR, 5.875%, 06/15/25	17,918

		630,860

	Total Preferred Securities (Cost $773,379)	762,859

SHARES
Preferred Stocks — 1.8%
	Bermuda — 0.0% (g)
12	Bunge Ltd., 4.875% ($100 par value)	1,080

	Brazil — 0.0% (g)
305	Banco Bradesco S.A. (Preference Shares)	2,299

	Cayman Islands — 0.0% (g)
3	XLIT Ltd., Series D, VAR, 3.748%, 05/31/16 ($1,000 par value) @	2,701

	Ireland — 0.1%
7	Allergan plc, Series A, 5.500%, 03/01/18 ($1,000 par value)	5,474

	Israel — 0.0% (g)
5	Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18 ($1,000 par value)	4,722

	Russia — 0.0% (g)
2,852	Surgutneftegas OAO ($1 par value)	1,851

	United States — 1.7%
24	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	917
256	Allstate Corp. (The), Series C, 6.750%, 10/15/18 ($25 par value) @	7,135

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
		United States — continued
97		Allstate Corp. (The), Series E, 6.625%, 04/15/19 ($25 par value) @	2,672
23		American Tower Corp., 5.500%, 02/15/18 ($100 par value)	2,405
10		American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	1,013
46		Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	2,129
5		Bank of America Corp., Series L, 7.250% ($1,000 par value)	5,398
508		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @	12,849
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,313
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	3,042
85		Capital One Financial Corp., Series B, 6.000%, 09/01/17 ($25 par value) @	2,202
365		Capital One Financial Corp., Series D, 6.700%, 12/01/19 ($25 par value) @	10,016
—	(h)	Constar International, Inc., Class A ($0.01 par value)	—
16		Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value)	1,650
307		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	8,107
42		Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	2,064
5		Dominion Resources, Inc., Series B, 6.000%, 07/01/16 ($50 par value)	287
290		Duke Energy Corp., 5.125%, 01/15/73 ($25 par value)	7,632
34		Exelon Corp., 6.500%, 06/01/17 ($50 par value)	1,638
25		Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	2,630
12		GMAC Capital Trust I, Series 2, VAR, 6.402%, 02/15/40 ($25 par value)	301
675		Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	16,950
430		Goldman Sachs Group, Inc. (The), Series K, VAR, 6.375%, 05/10/24 ($25 par value) @	12,040
65		Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	2,071
400		Morgan Stanley, Series E, VAR, 7.125%, 10/15/23 ($25 par value) @	11,500
300		Morgan Stanley, Series F, VAR, 6.875%, 01/15/24 ($25 par value) @	8,232

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
500		Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	13,260
37		NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	2,225
1		Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) (e) @	1,015
274		SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	6,929
56		Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	1,759
4		Stanley Black & Decker, Inc., 6.250%, 11/17/16 ($100 par value)	415
575		State Street Corp., 6.000%, 12/15/19 ($25 par value) @	15,537
301		State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	8,184
128		State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	3,365
10		Stericycle, Inc., 5.250%, 09/15/18 ($100 par value)	756
33		T-Mobile US, Inc., 5.500%, 12/15/17 ($50 par value)	2,222
44		Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	3,202
42		Vornado Realty Trust, Series G, 6.625%, 06/01/16 ($25 par value) @	1,092
5		Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	6,695
30		Welltower, Inc., Series I, 6.500% ($50 par value)	1,833
25		Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	1,266

			195,948

		Total Preferred Stocks (Cost $205,273)	214,075

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0%
1		Gener8 Maritime, Inc., expiring 05/17/17 (Strike Price $42.50) (a)	—	(h)
1		Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $22.32) (a)	—	(h)
—	(h)	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $14.88) (a)	—	(h)

		Total Warrants (Cost $— (h))	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.4%
51,505	U.S. Treasury Note, 0.500%, 01/31/17 (Cost $51,426) (k)	51,493

Short-Term Investments — 2.1%
	Investment Company — 2.1%
249,567	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l)	249,567
	Time Deposit — 0.0% (g)
5,000	Credit Agricole Corporate and Investment Bank, 0.360%, 05/03/16	5,000

	Total Short-Term Investments (Cost $254,567)	254,567

	Total Investments — 98.9% (Cost $11,496,717)	11,813,443
	Other Assets in Excess of Liabilities — 1.1%	135,689

	NET ASSETS — 100.0%	$11,949,132

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.0%
Real Estate Investment Trusts (REITs)	7.8
Oil, Gas & Consumable Fuels	5.6
Diversified Telecommunication Services	5.2
Media	4.6
Asset-Backed Securities	4.6
Insurance	4.2
Pharmaceuticals	3.8
Non-Agency CMO	3.7
Foreign Government Securities	3.5
Health Care Providers & Services	2.6
Capital Markets	2.6
Wireless Telecommunication Services	2.1
Hotels, Restaurants & Leisure	1.9
Semiconductors & Semiconductor Equipment	1.8
Chemicals	1.6
Tobacco	1.6
Electric Utilities	1.6
Commercial Mortgage-Backed Securities	1.4
Food Products	1.3
Consumer Finance	1.3
Diversified Financial Services	1.3
Specialty Retail	1.3
Automobiles	1.2
Software	1.2
Metals & Mining	1.2
Aerospace & Defense	1.2
Auto Components	1.1
IT Services	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	16.6
Short-Term Investments	2.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(3,792)	Euro FX	06/13/16	USD	(543,441)	(19,654)
(2,653)	GBP FX	06/13/16	USD	(242,302)	(6,538)
(11,669)	5 Year U. S. Treasury Note	06/30/16	USD	(1,410,946)	2,163

					(24,029)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2016

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CAD	— Canadian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2016. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
DIP	— Debtor-in-possession
ETF	— Exchange Traded Fund
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2016. The rate may be subject to a cap and floor.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NVDR	— Non Voting Depositary Receipt
PIK	— Payment in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2016.
TOPIX	— Tokyo Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2016.

ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of April 30, 2016.
(u)	— Security represents the underlying bond on an inverse floating rate security.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of April 30, 2016.

^	— All or a portion of the security is unsettled as of April 30, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$1,242,834	$11,563,876
Investments in affiliates, at value	94,184	249,567

Total investment securities, at value	1,337,018	11,813,443
Cash	522	68,501
Foreign currency, at value	2,972	2,028
Deposits at broker for futures contracts	1,953	—
Receivables:
Due from custodian	—	11,781
Investment securities sold	2,793	84,573
Investment securities sold — delayed delivery securities	198	2,132
Fund shares sold	5,621	23,302
Interest and dividends from non-affiliates	7,757	111,305
Dividends from affiliates	31	70
Tax reclaims	176	5,582
Variation margin on futures contracts	2,559	—
Unrealized appreciation on forward foreign currency exchange contracts	114	—

Total Assets	1,361,714	12,122,717

LIABILITIES:
Payables:
Investment securities purchased	14,320	132,668
Investment securities purchased — delayed delivery securities	366	7,616
Fund shares redeemed	1,245	17,231
Variation margin on futures contracts	—	5,591
Unrealized depreciation on forward foreign currency exchange contracts	4,682	—
Accrued liabilities:
Investment advisory fees	447	2,541
Distribution fees	260	3,884
Shareholder servicing fees	247	1,738
Custodian and accounting fees	46	349
Trustees’ and Chief Compliance Officer’s fees	1	7
Other	9	1,960

Total Liabilities	21,623	173,585

Net Assets	$1,340,091	$11,949,132

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Allocation Fund	Income Builder Fund
NET ASSETS:
Paid-in-Capital	$1,352,093	$12,141,883
Accumulated undistributed (distributions in excess of) net investment income	2,721	(3,355)
Accumulated net realized gains (losses)	(35,314)	(482,229)
Net unrealized appreciation (depreciation)	20,591	292,833

Total Net Assets	$1,340,091	$11,949,132

Net Assets:
Class A	$298,749	$4,020,573
Class C	331,279	5,017,021
Class R2	593	—
Select Class	709,470	2,911,538

Total	$1,340,091	$11,949,132

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,530	409,593
Class C	20,772	512,506
Class R2	37	—
Select Class	43,832	296,245

Net Asset Value (a):
Class A — Redemption price per share	$16.12	$9.82
Class C — Offering price per share (b)	15.95	9.79
Class R2 — Offering and redemption price per share	16.10	—
Select Class — Offering and redemption price per share	16.19	9.83
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share	—	—
[net asset value per share/(100% — maximum sales charge)]	$16.88	$10.28

Cost of investments in non-affiliates	$1,214,667	$11,247,150
Cost of investments in affiliates	94,184	249,567
Cost of foreign currency	2,895	2,013

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,617	$209,619
Interest income from affiliates	7	1
Dividend income from non-affiliates	5,980	93,309
Dividend income from affiliates	148	323
Foreign taxes withheld	(351)	(4,729)

Total investment income	16,401	298,523

EXPENSES:
Investment advisory fees	3,315	26,648
Administration fees	454	4,863
Distribution fees:
Class A	322	5,003
Class C	1,017	18,460
Class R2	1	—
Shareholder servicing fees:
Class A	322	5,003
Class C	339	6,153
Class R2	— (a)	—
Select Class	720	3,649
Custodian and accounting fees	196	614
Interest expense to affiliates	— (a)	1
Professional fees	45	93
Interest expense to non-affiliates	2	2
Trustees’ and Chief Compliance Officer’s fees	6	54
Printing and mailing costs	17	473
Registration and filing fees	64	166
Transfer agent fees (See Note 2.G.)	21	201
Sub-transfer agent fees (See Note 2.G.)	174	2,921
Other	8	53

Total expenses	7,023	74,357

Less fees waived	(1,480)	(20,092)
Less earnings credits	—	— (a)
Less expense reimbursements	— (a)	—

Net expenses	5,543	54,265

Net investment income (loss)	10,858	244,258

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,218)	(246,426)
Futures	(10,646)	(6,356)
Foreign currency transactions	613	(1,138)

Net realized gain (loss)	(28,251)	(253,920)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	25,987	73,558
Futures	(4,352)	(17,352)
Foreign currency translations	(5,531)	445

Change in net unrealized appreciation/depreciation	16,104	56,651

Net realized/unrealized gains (losses)	(12,147)	(197,269)

Change in net assets resulting from operations	$(1,289)	$46,989

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,858	$3,853	$244,258	$469,773
Net realized gain (loss)	(28,251)	(6,855)	(253,920)	(223,856)
Change in net unrealized appreciation/depreciation	16,104	3,133	56,651	(294,145)

Change in net assets resulting from operations	(1,289)	131	46,989	(48,228)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,113)	(853)	(83,383)	(172,786)
From net realized gains	(289)	(1,130)	—	(7,433)
Return of capital	—	—	—	(6,423)
Class C
From net investment income	(1,736)	(395)	(90,993)	(178,523)
From net realized gains	(299)	(557)	—	(8,655)
Return of capital	—	—	—	(7,578)
Class R2
From net investment income	(2)	(1)	—	—
From net realized gains	— (a)	(2)	—	—
Select Class
From net investment income	(5,299)	(1,166)	(62,517)	(130,741)
From net realized gains	(591)	(1,443)	—	(5,361)
Return of capital	—	—	—	(4,687)

Total distributions to shareholders	(10,329)	(5,547)	(236,893)	(522,187)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	577,292	692,385	(382,314)	1,538,383

NET ASSETS:
Change in net assets	565,674	686,969	(572,218)	967,968
Beginning of period	774,417	87,448	12,521,350	11,553,382

End of period	$1,340,091	$774,417	$11,949,132	$12,521,350

Accumulated undistributed (distributions in excess of) net investment income	$2,721	$1,013	$(3,355)	$(10,720)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$131,548	$204,328	$477,987	$1,287,287
Distributions reinvested	2,326	1,966	79,969	177,297
Cost of shares redeemed	(42,257)	(20,198)	(734,325)	(1,032,043)

Change in net assets resulting from Class A capital transactions	$91,617	$186,096	$(176,369)	$432,541

Class C
Proceeds from shares issued	$164,500	$195,816	$418,946	$1,305,512
Distributions reinvested	1,684	942	77,811	165,251
Cost of shares redeemed	(30,807)	(10,240)	(525,849)	(796,456)

Change in net assets resulting from Class C capital transactions	$135,377	$186,518	$(29,092)	$674,307

Class R2
Proceeds from shares issued	$388	$184	$—	$—
Distributions reinvested	2	3	—	—
Cost of shares redeemed	(9)	(43)	—	—

Change in net assets resulting from Class R2 capital transactions	$381	$144	$—	$—

Select Class
Proceeds from shares issued	$463,593	$380,000	$496,135	$1,328,026
Distributions reinvested	4,532	2,440	48,485	106,503
Cost of shares redeemed	(118,208)	(62,813)	(721,473)	(1,002,994)

Change in net assets resulting from Select Class capital transactions	$349,917	$319,627	$(176,853)	$431,535

Total change in net assets resulting from capital transactions	$577,292	$692,385	$(382,314)	$1,538,383

SHARE TRANSACTIONS:
Class A
Issued	8,240	12,280	49,544	125,545
Reinvested	146	120	8,290	17,371
Redeemed	(2,674)	(1,221)	(76,358)	(101,371)

Change in Class A Shares	5,712	11,179	(18,524)	41,545

Class C
Issued	10,430	11,928	43,511	127,706
Reinvested	106	58	8,085	16,237
Redeemed	(1,964)	(626)	(54,838)	(78,507)

Change in Class C Shares	8,572	11,360	(3,242)	65,436

Class R2
Issued	26	11	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(1)	(3)	—	—

Change in Class R2 Shares	25	8	—	—

Select Class
Issued	29,025	23,045	51,428	129,365
Reinvested	283	149	5,020	10,424
Redeemed	(7,508)	(3,778)	(75,102)	(98,588)

Change in Select Class Shares	21,800	19,416	(18,654)	41,201

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2016	J.P. MORGAN FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$16.47	$0.15	(f)	$(0.35)	$(0.20)	$(0.13)	$(0.02)	$(0.15)
Year Ended October 31, 2015	17.15	0.23	(f)(g)	(0.01)	0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	(f)(g)	0.97	1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(f)(g)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38	(g)	0.98	1.36	(0.37)	—	(0.37)
May 31, 2011(i) through October 31, 2011	15.00	0.14	(g)	(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2016 (Unaudited)	16.30	0.11	(f)	(0.34)	(0.23)	(0.10)	(0.02)	(0.12)
Year Ended October 31, 2015	17.04	0.15	(f)(g)	(0.02)	0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(f)(g)	0.98	1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(f)(g)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31	(g)	0.99	1.30	(0.33)	—	(0.33)
May 31, 2011(i) through October 31, 2011	15.00	0.11	(g)	(1.58)	(1.47)	(0.01)	—	(0.01)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	16.44	0.14	(f)	(0.36)	(0.22)	(0.10)	(0.02)	(0.12)
Year Ended October 31, 2015	17.13	0.19	(f)(g)	(0.01)	0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	(f)(g)	0.96	1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(f)(g)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34	(g)	0.99	1.33	(0.35)	—	(0.35)
May 31, 2011(i) through October 31, 2011	15.00	0.12	(g)	(1.58)	(1.46)	(0.01)	—	(0.01)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	16.53	0.18	(f)	(0.36)	(0.18)	(0.14)	(0.02)	(0.16)
Year Ended October 31, 2015	17.19	0.27	(f)(g)	(0.01)	0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	(f)(g)	0.97	1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(f)(g)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41	(g)	1.00	1.41	(0.41)	—	(0.41)
May 31, 2011(i) through October 31, 2011	15.00	0.15	(g)	(1.58)	(1.43)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(h)	Does not include expenses of Underlying Funds.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements		Portfolio turnover rate (b)(e)

$16.12	(1.24)%	$298,749	1.01%		1.93%		1.29%		30%
16.47	1.38	211,120	1.02	(h)	1.40	(g)	1.43	(h)	44
17.15	7.58	28,114	1.03	(h)	1.56	(g)	1.74	(h)	87
16.45	16.36	2,253	1.05	(h)	1.18	(g)	3.30	(h)	120
14.52	10.26	50	1.05	(h)	2.70	(g)	2.54	(h)	67
13.53	(9.63)	45	1.05	(h)(j)	2.36	(g)(j)	2.79	(h)(j)	51

15.95	(1.44)	331,279	1.51		1.45		1.79		30
16.30	0.84	198,888	1.51	(h)	0.90	(g)	1.92	(h)	44
17.04	7.07	14,308	1.53	(h)	0.97	(g)	2.22	(h)	87
16.39	15.74	380	1.55	(h)	1.00	(g)	3.41	(h)	120
14.49	9.75	49	1.55	(h)	2.19	(g)	3.04	(h)	67
13.52	(9.83)	45	1.55	(h)(j)	1.86	(g)(j)	3.28	(h)(j)	51

16.10	(1.34)	593	1.26		1.81		1.73		30
16.44	1.14	203	1.27	(h)	1.17	(g)	1.77	(h)	44
17.13	7.29	62	1.28	(h)	1.31	(g)	2.07	(h)	87
16.44	16.06	58	1.30	(h)	1.61	(g)	2.79	(h)	120
14.51	9.99	50	1.30	(h)	2.44	(g)	2.79	(h)	67
13.53	(9.71)	45	1.30	(h)(j)	2.10	(g)(j)	3.04	(h)(j)	51

16.19	(1.07)	709,470	0.76		2.22		1.02		30
16.53	1.62	364,206	0.77	(h)	1.61	(g)	1.19	(h)	44
17.19	7.88	44,964	0.78	(h)	1.79	(g)	1.55	(h)	87
16.47	16.61	27,636	0.80	(h)	2.10	(g)	2.31	(h)	120
14.53	10.58	19,856	0.80	(h)	2.95	(g)	2.29	(h)	67
13.53	(9.56)	17,959	0.80	(h)(j)	2.61	(g)(j)	2.55	(h)(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$9.96	$0.21	(f)	$(0.15)	$0.06		$(0.20)	$—	$—	$(0.20)	$—
Year Ended October 31, 2015	10.41	0.41	(f)	(0.41)	—	(g)	(0.41)	(0.02)	(0.02)	(0.45)	—
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13		(0.49)	—	—	(0.49)	—	(g)

Class C
Six Months Ended April 30, 2016 (Unaudited)	9.93	0.18	(f)	(0.14)	0.04		(0.18)	—	—	(0.18)	—
Year Ended October 31, 2015	10.38	0.35	(f)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)	—
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12		(0.44)	—	—	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09		(0.45)	—	—	(0.45)	—	(g)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	9.97	0.21	(f)	(0.14)	0.07		(0.21)	—	—	(0.21)	—
Year Ended October 31, 2015	10.42	0.42	(f)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)	—
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16		(0.51)	—	—	(0.51)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.82	0.67%	$4,020,573	0.75%	4.30%	1.10%	26%
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38

9.79	0.42	5,017,021	1.25	3.80	1.61	26
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38

9.83	0.73	2,911,538	0.60	4.45	0.86	26
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of Global Allocation Fund is to seek to maximize long-term total return.

The investment objective of Income Builder Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

98	J.P. MORGAN FUNDS	APRIL 30, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at April 30, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$14,918	$—	$14,918
Belgium	—	2,631	—	2,631
Bermuda	1,005	—	—	1,005
Brazil	8,207	—	—	8,207
Canada	418	—	—	418
Chile	920	—	—	920
China	2,448	5,952	—	8,400
Denmark	—	2,851	—	2,851
Finland	—	4,797	—	4,797
France	—	23,928	—	23,928
Germany	—	20,566	—	20,566
Hong Kong	1,724	12,115	—	13,839
India	12,476	2,232	—	14,708
Indonesia	—	3,826	—	3,826
Ireland	1,056	3,216	—	4,272
Israel	1,806	—	—	1,806
Italy	—	6,880	—	6,880
Japan	—	55,285	—	55,285
Luxembourg	—	1,228	—	1,228
Malaysia	—	766	—	766
Mexico	2,448	—	—	2,448
Netherlands	1,941	15,859	—	17,800
New Zealand	—	858	—	858
Norway	—	284	—	284
Peru	1,175	—	—	1,175

APRIL 30, 2016	J.P. MORGAN FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

JPMorgan Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Portugal	$—	$795	$—	$795
Russia	496	4,942	—	5,438
Singapore	2,387	1,908	—	4,295
South Africa	—	13,654	—	13,654
South Korea	—	4,932	—	4,932
Spain	—	5,646	—	5,646
Sweden	—	4,437	—	4,437
Switzerland	2,102	24,189	—	26,291
Taiwan	4,718	2,818	—	7,536
Thailand	1,309	1,340	—	2,649
Turkey	—	1,373	—	1,373
United Kingdom	1,863	45,557	—	47,420
United States	292,049	—	—	292,049

Total Common Stocks	340,548	289,783	—	630,331

Preferred Stocks
Brazil	1,796	—	—	1,796
Cayman Islands	—	—	68	68
Germany	—	2,262	—	2,262
United States	16	—	—	16

Total Preferred Stocks	1,812	2,262	68	4,142

Debt Securities
Asset-Backed Securities
United States	—	23,847	54,681	78,528
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	42,845	385	43,230
Commercial Mortgage-Backed Securities
United States	—	10,286	—	10,286
Convertible Bonds
United States	—	147	—	147
Corporate Bonds
Bahamas	—	51	—	51
Belgium	—	852	—	852
Bermuda	—	1,442	—	1,442
Canada	—	10,644	—	10,644
Cayman Islands	—	672	—	672
Finland	—	539	—	539
France	—	15,174	—	15,174
Germany	—	13,065	—	13,065
Ireland	—	6,386	—	6,386
Italy	—	5,203	—	5,203
Japan	—	1,013	—	1,013
Jersey	—	596	—	596
Liberia	—	17	—	17
Luxembourg	—	41,100	—	41,100
Mexico	—	2,486	—	2,486
Netherlands	—	11,740	—	11,740
Norway	—	728	—	728
Portugal	—	799	—	799
Singapore	—	215	—	215
Spain	—	1,510	—	1,510
Sweden	—	3,239	—	3,239
United Kingdom	—	25,130	—	25,130
United States	—	190,941	252	191,193

Total Corporate Bonds	—	333,542	252	333,794

100	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Securities
Cayman Islands	$—	$546	$—	$546
France	—	1,766	—	1,766
Netherlands	—	2,519	—	2,519
United Kingdom	—	966	—	966
United States	—	2,121	—	2,121

Total Preferred Securities	—	7,918	—	7,918

Loan Assignments
Australia	—	281	—	281
Canada	—	197	—	197
Netherlands	—	100	—	100
Singapore	—	540	—	540
United States	—	7,354	—	7,354

Total Loan Assignments	—	8,472	—	8,472

Foreign Government Securities	—	84,607	—	84,607
U.S. Treasury Obligations	—	30,185	—	30,185
Options Purchased
Call Options Purchased	11,194	—	—	11,194
Short-Term Investment
Investment Company	94,184	—	—	94,184

Total Investments in Securities	$447,738	$833,894	$55,386	$1,337,018

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$114	$—	$114
Futures Contracts	39	485	—	524

Total Appreciation in Other Financial Instruments	$39	$599	$—	$638

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,682)	$—	$(4,682)
Futures Contracts	(3,622)	(142)	—	(3,764)

Total Depreciation in Other Financial Instruments	$(3,622)	$(4,824)	$—	$(8,446)

JPMorgan Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$107,898	$—	$107,898
Belgium	—	39,864	—	39,864
Bermuda	1,486	—	—	1,486
Brazil	17,647	—	—	17,647
Canada	21,158	—	—	21,158
Chile	5,887	—	—	5,887
China	—	8,642	—	8,642
Czech Republic	—	6,470	—	6,470
Denmark	—	41,250	—	41,250
Finland	—	100,209	—	100,209
France	—	288,534	—	288,534
Germany	—	193,424	—	193,424
Hong Kong	2,910	34,923	—	37,833
Hungary	—	3,949	—	3,949
India	—	7,548	—	7,548
Indonesia	—	2,290	—	2,290

APRIL 30, 2016	J.P. MORGAN FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Ireland	$36,778	$7,857	$—		$44,635
Italy	—	76,967	—		76,967
Japan	—	159,721	—		159,721
Luxembourg	—	7,684	—		7,684
Mexico	7,443	—	—		7,443
Netherlands	—	178,266	—		178,266
Norway	—	34,608	—		34,608
Poland	—	3,278	—		3,278
Portugal	—	17,574	—		17,574
Russia	9,340	6,454	—		15,794
Singapore	—	5,285	—		5,285
South Africa	3,608	28,630	—		32,238
South Korea	5,540	9,000	—		14,540
Spain	—	118,963	—		118,963
Sweden	—	26,582	—		26,582
Switzerland	9,060	68,839	—		77,899
Taiwan	8,080	45,995	—		54,075
Thailand	—	3,492	—		3,492
Turkey	—	4,822	—		4,822
United Arab Emirates	—	3,587	—		3,587
United Kingdom	—	570,992	—		570,992
United States	1,730,488	—	173		1,730,661

Total Common Stocks	1,859,425	2,213,597	173		4,073,195

Preferred Stocks
Bermuda	1,080	—	—		1,080
Brazil	2,299	—	—		2,299
Cayman Islands	—	—	2,701		2,701
Ireland	5,474	—	—		5,474
Israel	4,722	—	—		4,722
Russia	1,851	—	—		1,851
United States	191,166	4,782	—	(a)	195,948

Total Preferred Stocks	206,592	4,782	2,701		214,075

Debt Securities
Asset-Backed Securities
United States	—	66,391	479,897		546,288
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	431,237	2,423		433,660
Commercial Mortgage-Backed Securities
United States	—	106,083	59,628		165,711
Convertible Bonds
Austria	—	3,134	—		3,134
Bermuda	—	175	—		175
Cayman Islands	—	12,925	—		12,925
France	—	3,439	—		3,439
Germany	—	749	—		749
Hong Kong	—	564	—		564
Japan	—	2,245	—		2,245
Luxembourg	—	4,219	—		4,219
Malaysia	—	1,398	—		1,398
Mexico	—	440	—		440
Netherlands	—	9,221	—		9,221
Singapore	—	5,874	—		5,874

102	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$807	$—	$807
Spain	—	9,763	—	9,763
Taiwan	—	516	—	516
United Arab Emirates	—	7,721	—	7,721
United Kingdom	—	10,723	—	10,723
United States	—	67,603	215	67,818

Total Convertible Bonds	—	141,516	215	141,731

Corporate Bonds
Argentina	—	1,905	—	1,905
Australia	—	9,437	—	9,437
Azerbaijan	—	2,667	—	2,667
Bahamas	—	995	—	995
Bermuda	—	18,106	—	18,106
Brazil	—	6,133	—	6,133
Canada	—	193,430	—	193,430
Cayman Islands	—	17,120	—	17,120
Chile	—	5,555	—	5,555
Colombia	—	6,790	—	6,790
Croatia	—	2,626	—	2,626
Finland	—	2,060	—	2,060
France	—	30,848	—	30,848
Georgia	—	6,013	—	6,013
Germany	—	5,733	—	5,733
Hungary	—	4,226	—	4,226
Indonesia	—	16,763	—	16,763
Ireland	—	63,404	—	63,404
Israel	—	6,020	—	6,020
Italy	—	12,013	—	12,013
Japan	—	4,345	—	4,345
Kazakhstan	—	14,891	—	14,891
Liberia	—	1,536	—	1,536
Luxembourg	—	192,786	—	192,786
Malaysia	—	1,252	—	1,252
Mexico	—	53,447	—	53,447
Morocco	—	15,857	—	15,857
Netherlands	—	67,834	—	67,834
Peru	—	8,005	—	8,005
Singapore	—	491	—	491
Sri Lanka	—	646	—	646
Turkey	—	3,085	—	3,085
United Arab Emirates	—	3,216	—	3,216
United Kingdom	—	74,958	—	74,958
United States	—	3,769,300	27,245	3,796,545
Venezuela	—	5,609	—	5,609

Total Corporate Bonds	—	4,629,102	27,245	4,656,347

Preferred Securities
Belgium	—	11,875	—	11,875
Cayman Islands	—	2,747	—	2,747
France	—	26,346	—	26,346
Netherlands	—	9,299	—	9,299
Spain	—	10,705	—	10,705
Sweden	—	14,698	—	14,698
Switzerland	—	28,303	—	28,303
United Kingdom	—	28,026	—	28,026
United States	—	630,860	—	630,860

Total Preferred Securities	—	762,859	—	762,859

APRIL 30, 2016	J.P. MORGAN FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

JPMorgan Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Loan Assignments
Australia	$—	$1,957	$—		$1,957
Bermuda	—	425	—		425
Canada	—	2,613	—		2,613
Cayman Islands	—	330	—		330
Luxembourg	—	2,589	—		2,589
Netherlands	—	873	—		873
Singapore	—	3,931	—		3,931
United States	—	94,800	1,604		96,404

Total Loan Assignments	—	107,518	1,604		109,122

Foreign Government Securities	—	403,863	532		404,395
U.S. Treasury Obligations	—	51,493	—		51,493
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	249,567	—	—		249,567
Time Deposit	—	5,000	—		5,000

Total Investments in Securities	$2,315,584	$8,923,441	$574,418		$11,813,443

Appreciation in Other Financial Instruments
Futures Contracts	$2,163	$—	$—		$2,163

Depreciation in Other Financial Instruments
Futures Contracts	$(26,192)	$—	$—		$(26,192)

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

For Global Allocation Fund, there were no significant transfers between any levels during the period ended April 30, 2016.

For Income Builder Fund, the transfers from level 1 to level 2 in the amount of approximately $7,189,000 are due to applying fair value factors to certain securities as of April 30, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Global Allocation Fund	Balance as of October 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016
Asset-Backed Securities — United States	$31,322	$2	$(68)	$75	$24,413	$(4,082)	$3,552	$(533)	$54,681
Collateralized Mortgage Obligations — Non-Agency CMO	423	—	(9)	1	—	(30)	—	—	385
Corporate Bonds — Bahamas	166	—	—	—	—	—	—	(166)	—
Corporate Bonds — United States	—	(110)	(15)	1	—	(133)	509	—	252
Preferred Stock — Cayman Islands	—	—	(2)	—	—	—	70	—	68

Total	$31,911	$(108)	$(94)	$77	$24,413	$(4,245)	$4,131	$(699)	$55,386

104	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Income Builder Fund	Balance as of October 31, 2016		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016
Asset-Backed Securities — United States	$471,259		$—	$(3,746)	$1,059		$53,162	$(48,461)	$17,485	$(10,861)	$479,897
Collateralized Mortgage Obligations — Non-Agency CMO	3,628		—	(192)	11		—	(202)	—	(822)	2,423
Commercial Mortgage-Backed Securities — United States	62,029		— (b)	(1,221)	(3)		4,745	(4,568)	3,565	(4,919)	59,628
Common Stocks — United States	180		—	(7)	—		—	—	—	—	173
Convertible Bonds — United States	277		(48)	27	—		15	(56)	—	—	215
Corporate Bonds — Bahamas	3,239		—	—	—		—	—	—	(3,239)	—
Corporate Bonds — Canada	—	(b)	— (b)	— (b)	—		—	— (b)	—	—	—
Corporate Bonds — United States	105		(821)	(1,957)	68		302	(803)	30,351	—	27,245
Foreign Government Securities	5,053		(6,119)	6,224	60		—	(4,686)	—	—	532
Loan Assignments — United States	1,556		—	56	—	(b)	—	(8)	—	—	1,604
Preferred Stock — Cayman Islands	—		—	(63)	—		—	—	2,764	—	2,701
Preferred Stock — United States	—	(a)	—	—	—		—	—	—	—	—	(a)
Warrants — United States	—	(b)	—	— (b)	—		—	—	—	—	—	(b)

Total	$547,326		$(6,988)	$(879)	$1,195		$58,224	$(58,784)	$54,165	$(19,841)	$574,418

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2016, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(92)
Income Builder Fund	(7,036)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations:

Global Allocation

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at April 30, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$54,681		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (4.03%)
				Constant Default Rate	2.00% - 38.00% (7.52%)
				Yield (Discount Rate of Cash Flows)	2.56% - 10.41% (4.19%)

Asset-Backed Securities	54,681

	385		Discounted Cash Flow	Constant Prepayment Rate	11.43% (11.43%)
				Constant Default Rate	3.00% (3.00%)
				Yield (Discount Rate of Cash Flows)	3.73% (3.73%)

Collateralized Mortgage Obligations	385

	252		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.78% - 49.25% (17.31%)
	—	(a)	Pending Distribution	Discount for Potential Outcome	100.00% (100.00%)

Corporate Bonds	252

	68		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.65% (4.65%)

Preferred Stock	68

Total	$55,386

(a)	Amount rounds to less than $1,000.

APRIL 30, 2016	J.P. MORGAN FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$70		Pending Sale Amount (a)	Discount for lack of marketability (b)	10.00% - 100.00% (10.00%)

Common Stocks	70

	2,701		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.65% (4.65%)
	—	(c)	Pending Sale Amount (a)	Discount for lack of marketability (b)	100.00% (100.00%)

Preferred Stock	2,701

	27,241		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.78% - 86.44% (16.79%)
	219		Pending Sale Amount	Discount for lack of marketability (b)	15.00% - 50.00% (15.16%)

Corporate Bonds	27,460

	479,897		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (3.67%)
				Constant Default Rate	0.00% - 38.00% (7.76%)
				Yield (Discount Rate of Cash Flows)	1.38% - 10.31% (4.07%)

Asset-Backed Securities	479,897

	2,423		Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26% (12.94%)
				Constant Default Rate	1.84% - 7.82% (3.74%)
				Yield (Discount Rate of Cash Flows)	3.94% - 10.78% (7.67%)

Collateralized Mortgage Obligations	2,423

	54,585		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.84% - 148.82% (16.94%)

Commercial Mortgage-Backed Securities	54,585

	1,604		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	LIBOR + 783 bps
	—	(d)	Pending Distribution	Projected Losses	100% (100%)

Loan Assignments	1,604

Warrants	—	(d)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$568,740

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2016, the value of these investments was approximately $5,678,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A.
(a)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Value is zero.
(d)	Amount rounds to less than $1,000.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of April 30, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulations under the Securities Act.

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When the Funds purchase a loan assignment, the Funds have direct rights against the Borrower on a loan,

106	J.P. MORGAN FUNDS	APRIL 30, 2016

provided, however, the Funds’ rights may be more limited than the Lender from which they acquired the assignment and the Funds may be able to enforce their rights only through the Agent. As a result, the Funds assume the credit risk of the Borrower as well as any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). The Funds may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because the Adviser may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Funds could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Loan assignments are also subject to the risks associated with high yield securities described under Note 7 — Risks, Concentrations and Indemnifications.

D. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes D(1) — D(3) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

APRIL 30, 2016	J.P. MORGAN FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Global Allocation Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. Global Allocation Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Global Allocation Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of April 30, 2016, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$11,194	$485	$—	$11,679
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation		39	—	39
Foreign exchange contracts	Receivables	—	—	114	114

Total		$11,194	$524	$114	$11,832

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(3,387)	$—	$(3,387)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(377)	—	(377)
Foreign exchange contracts	Payables	—	—	(4,682)	(4,682)

Total		$—	$(3,764)	$(4,682)	$(8,446)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

108	J.P. MORGAN FUNDS	APRIL 30, 2016

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,163

Gross Liabilities:
Currency contracts	Payables, Net Assets — Unrealized Depreciation	$(26,192)

(a)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of

Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2016, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(460)	$(12,800)	$—	$(13,260)
Foreign exchange contracts	—	—	1,676	1,676
Interest rate contracts	—	2,154	—	2,154

Total	$(460)	$(10,646)	$1,676	$(9,430)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(290)	$(3,379)	$—	$(3,669)
Foreign exchange contracts	—	(973)	(5,796)	(6,769)

Total	$(290)	$(4,352)	$(5,796)	$(10,438)

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(20,449)
Foreign exchange contracts	37,894
Interest rate contracts	(23,801)

Total	$(6,356)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,234
Foreign exchange contracts	(28,337)
Interest rate contracts	(1,249)

Total	$(17,352)

The Funds’ derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

APRIL 30, 2016	J.P. MORGAN FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2016. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Global Allocation Fund	Income Builder Fund
Futures Contracts:
Currency
Average Notional Balance Short	$—	$1,024,345
Ending Notional Balance Short	—	785,743
Equity
Average Notional Balance Long	68,032	7,625
Average Notional Balance Short	97,201	60,682
Ending Notional Balance Long	1,437	—
Ending Notional Balance Short	119,755	—
Interest Rate
Average Notional Balance Long	90,185	138,917	(a)
Average Notional Balance Short	32,554	1,585,310
Ending Notional Balance Long	116,013	—
Ending Notional Balance Short	23,988	1,410,946

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	22,966	—
Average Settlement Value Sold	193,094	—
Ending Value Purchased	7,061	—
Ending Value Sold	199,028	—

Exchange-Traded Options:
Average Number of Contracts Purchased	15,455	—
Ending Number of Contracts Purchased	8,105	—

(a)	For the period November 1, 2015 through November 30, 2015.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

110	J.P. MORGAN FUNDS	APRIL 30, 2016

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Select Class	Total
Global Allocation Fund
Transfer agent fees	$7	$6	$—	(a)	$8	$21
Sub-transfer agent fees	56	57	—	(a)	61	174
Income Builder Fund
Transfer agent fees	$76	$94	n/a		$31	$201
Sub-transfer agent fees	848	1,285	n/a		788	2,921

(a)	Amount rounds to less than $1,000.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Income Builder Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

APRIL 30, 2016	J.P. MORGAN FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Allocation Fund	0.25%	0.75%	0.50%
Income Builder Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$167	$2
Income Builder Fund	745	14

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Global Allocation Fund	1.03%	1.53%	1.28%	0.78%
Income Builder Fund	0.75	1.25	n/a	0.60

The expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Allocation Fund	$822	$454	$95	$1,371	$—	(a)
Income Builder Fund	10,697	4,863	4,262	19,822	—

(a)	Amount rounds to less than $1,000.

112	J.P. MORGAN FUNDS	APRIL 30, 2016

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 was as follows (amounts in thousands):

Global Allocation Fund	$109
Income Builder Fund	270

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Global Allocation Fund	$1
Income Builder Fund	86

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Allocation Fund	$838,606	$281,026	$29,577	$9,819
Income Builder Fund	2,944,167	3,287,074	38,510	28,790

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$1,308,851	$55,088	$26,921	$28,167
Income Builder Fund	11,496,717	696,764	380,038	316,726

At October 31, 2015, the following Fund had net capital loss carryforwards available to offset future realized capital gains as follows (amounts in thousands):

	Capital Loss Carryforwards Character
	Short-Term	Long-Term
Income Builder Fund	$194,071	$6,949

APRIL 30, 2016	J.P. MORGAN FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the six months ended April 30, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2016, the Funds had omnibus accounts which collectively represented the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	1	13.3%	2	28.6%
Income Builder Fund	1	15.0%	3	37.6%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

114	J.P. MORGAN FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$987.60	$4.99	1.01%
Hypothetical	1,000.00	1,019.84	5.07	1.01
Class C
Actual	1,000.00	985.60	7.45	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Class R2
Actual	1,000.00	986.60	6.22	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Select Class
Actual	1,000.00	989.30	3.76	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

Income Builder Fund
Class A
Actual	1,000.00	1,006.70	3.74	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,004.20	6.23	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Select Class
Actual	1,000.00	1,007.30	2.99	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2016	J.P. MORGAN FUNDS	115

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-IB-GAL-416

Semi-Annual Report

J.P. Morgan Funds

April 30, 2016 (Unaudited)

JPMorgan Emerging Markets Local Currency Debt Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.88%
J.P. Morgan GBI – EM Global Diversified Index	8.93%

Net Assets as of 4/30/2016 (In Thousands)	$81,099
Duration as of 4/30/2016	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI – EM Global Diversified Index (the “Benchmark”) for the six months ended April 30, 2016.

Relative to the Benchmark, the Fund’s underweight position in Russia was a leading detractor from performance. Russia’s economy improved as the government moved to improve its fiscal condition and the Central Bank of Russia managed to lower inflation expectations, and investors increasingly sought investment opportunities in Russian assets. The Fund’s U.S. Treasury bond hedge, which was used to manage the potential risk of market expectations for tightening monetary policy in the U.S., also detracted from relative performance. The Fund’s underweight positions in the currencies of Brazil and Turkey also detracted from relative performance.

The Fund’s longer duration position relative to the Benchmark was a leading contributor to performance relative to the Benchmark, as generally stable currencies in several emerging market nations led to normalized inflation pressure and generally stable interest rates. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, compared with bonds with shorter duration. Through interest rate swaps contracts, the Fund’s overweight exposure to interest rates in Brazil and Turkey also contributed to relative performance. The Fund’s underweight position in South Africa made a contribution to performance relative to the Benchmark amid weak economic growth and government missteps.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in sovereign debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash and/or cash equivalents as support for these positions. At the end of the reporting period, the Fund was overweight in the U.S. dollar, Mexican peso and the Indian rupee. The Fund was underweight in the Chinese yuan, the Brazilian real and the Thai baht.

The portfolio managers also looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local interest rates, the Fund was overweight at the end of the reporting period in Hungary, Indonesia and Mexico and underweight in South Africa, Thailand and Romania.

2	J.P. MORGAN FUNDS	APRIL 30, 2016

PORTFOLIO COMPOSITION***
Foreign Government Securities	63.8%
Options Purchased	0.1
Short-Term Investment	36.1

PORTFOLIO COMPOSITION BY COUNTRY***
Indonesia	10.7%
Turkey	8.2
Poland	6.5
Mexico	5.6
South Africa	5.6
Hungary	4.9
Thailand	4.6
Brazil	4.4
Colombia	4.2
Malaysia	4.0
Russia	2.8
Peru	1.4
Others (each less than 1.0%)	1.0
Short-Term Investment	36.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge**		3.82%	(7.81)%	(9.60)%	(5.64)%
Without Sales Charge		7.80	(4.23)	(8.45)	(4.70)
CLASS C SHARES	June 29, 2012
With CDSC***		6.63	(5.63)	(8.87)	(5.16)
Without CDSC		7.63	(4.63)	(8.87)	(5.16)
CLASS R2 SHARES	June 29, 2012	7.71	(4.48)	(8.66)	(4.92)
CLASS R5 SHARES	June 29, 2012	8.12	(3.73)	(8.00)	(4.25)
CLASS R6 SHARES	June 29, 2012	8.10	(3.73)	(7.96)	(4.21)
SELECT CLASS SHARES	June 29, 2012	7.88	(3.98)	(8.21)	(4.45)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 62.4%
	Brazil — 4.3%
BRL 1,320	Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/50	1,086
	Brazil Notas do Tesouro Nacional Series F,
BRL 4,200	10.000%, 01/01/21	1,116
BRL 1,846	10.000%, 01/01/23	475
BRL 3,179	10.000%, 01/01/25	798

		3,475

	Colombia — 4.1%
	Republic of Colombia,
COP 3,793,200	6.000%, 04/28/28	1,107
COP 6,700,000	7.750%, 09/18/30	2,218

		3,325

	Hungary — 4.8%
	Republic of Hungary,
HUF 326,010	3.000%, 06/26/24	1,185
HUF 621,280	5.500%, 06/24/25	2,696

		3,881

	Indonesia — 10.5%
	Republic of Indonesia,
IDR 4,955,000	8.250%, 07/15/21	388
IDR 14,600,000	8.250%, 05/15/36	1,143
IDR 35,010,000	8.375%, 03/15/24	2,745
IDR 1,370,000	8.375%, 09/15/26	108
IDR 14,450,000	8.375%, 03/15/34	1,143
IDR 6,290,000	8.750%, 05/15/31	512
IDR 22,334,000	9.000%, 03/15/29	1,836
IDR 6,600,000	10.500%, 08/15/30	610

		8,485

	Kenya — 0.5%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B)	426

	Malaysia — 3.9%
	Malaysia Government Bond,
MYR 2,000	3.844%, 04/15/33	479
MYR 5,980	3.892%, 03/15/27	1,497
MYR 2,170	3.955%, 09/15/25	557
MYR 2,400	4.498%, 04/15/30	630

		3,163

	Mexico — 5.5%
	United Mexican States,
MXN 2,935	4.000%, 11/15/40	183
MXN 11,300	7.500%, 06/03/27	735

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
MXN 10,500	7.750%, 11/13/42	705
MXN 30,020	8.500%, 05/31/29	2,106
MXN 3,235	10.000%, 12/05/24	242
MXN 6,000	10.000%, 11/20/36	490

		4,461

	Peru — 1.3%
	Republic of Peru,
PEN 1,991	Reg. S, 6.900%, 08/12/37, GDN	619
PEN 1,431	Reg. S, 6.950%, 08/12/31, GDN	450

		1,069

	Philippines — 0.4%
PHP 9,200	Republic of Philippines, 8.000%, 07/19/31	286

	Poland — 6.3%
	Republic of Poland,
PLN 2,000	2.000%, 04/25/21	518
PLN 3,000	2.500%, 07/25/26	747
PLN 980	3.250%, 07/25/25	263
PLN 7,020	5.750%, 10/25/21	2,161
PLN 3,000	5.750%, 09/23/22	936
PLN 1,586	5.750%, 04/25/29	518

		5,143

	Russia — 2.8%
	Russian Federation,
RUB 66,899	7.000%, 08/16/23	938
RUB 90,700	7.600%, 07/20/22	1,318

		2,256

	South Africa — 5.5%
	Republic of South Africa,
ZAR 33,300	6.250%, 03/31/36	1,662
ZAR 107	8.750%, 01/31/44	7
ZAR 4,625	8.750%, 02/28/48	293
ZAR 18,323	8.875%, 02/28/35	1,209
ZAR 16,500	10.500%, 12/21/26	1,278

		4,449

	Thailand — 4.5%
	Thailand Government Bond,
THB 19,200	3.580%, 12/17/27	642
THB 35,570	3.650%, 12/17/21	1,129
THB 56,500	3.850%, 12/12/25	1,906

		3,677

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Turkey — 8.0%
	Republic of Turkey,
TRY 2,560	7.100%, 03/08/23	824
TRY 4,900	7.400%, 02/05/20	1,660
TRY 774	8.000%, 03/12/25	258
TRY 2,568	8.500%, 09/14/22	894
TRY 3,540	9.000%, 07/24/24	1,259
TRY 650	9.400%, 07/08/20	236
TRY 640	9.500%, 01/12/22	233
TRY 1,230	10.400%, 03/20/24	472
TRY 1,700	10.700%, 02/17/21	648

		6,484

	Total Foreign Government Securities (Cost $54,373)	50,580

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.0%(g)
	Foreign Exchange Currency Options — 0.0%(g)
	European Union — 0.0%(g)
EUR 2,742	USD Put/EUR Call, Expiring 05/05/16 @ 1.13 USD to 1 EUR, Vanilla, European Style	39
EUR 1,742	HUF Put/EUR Call, Expiring 07/12/16 @ 317 HUF to 1 EUR, Vanilla, European Style	13

	Total Options Purchased (Cost $41)	52

SHARES
Short-Term Investment — 35.3%
	Investment Company — 35.3%
28,590	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) (Cost $28,590)	28,590

	Total Investments — 97.7% (Cost $83,004)	79,222
	Other Assets in Excess of Liabilities — 2.3%	1,877

	NET ASSETS — 100.0%	$81,099

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(36)	90-Day Eurodollar	06/13/16	USD	(8,939)	(13)
(19)	90-Day Eurodollar	03/13/17	USD	(4,706)	(29)
(16)	90-Day Eurodollar	12/18/17	USD	(3,956)	(26)

					(68)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,534	AUD	HSBC Bank, N.A.	06/15/16	1,169	1,164	(5)
1,029	AUD	National Australia Bank	06/15/16	769	781	12
5,973	BRL	HSBC Bank, N.A.†	06/15/16	1,582	1,712	130
16,285	BRL	Deutsche Bank AG†	07/15/16	4,482	4,624	142
530	BRL	Union Bank of Switzerland AG†	07/15/16	145	150	5
763	CAD	Royal Bank of Canada	06/15/16	609	608	(1)
1,033,751	CLP	Societe Generale†	06/15/16	1,501	1,558	57
87,719	CLP	HSBC Bank, N.A.†	07/15/16	129	132	3
2,356,279	COP	HSBC Bank, N.A.†	06/15/16	805	822	17
5,814,939	COP	Deutsche Bank AG†	07/15/16	1,885	2,017	132

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
656	EUR	Goldman Sachs International	05/09/16	744	751	7
190,036	HUF	Morgan Stanley	07/15/16	696	697	1
5,032,339	IDR	Standard Chartered Bank†	07/15/16	376	376	— (h)
107,000	INR	HSBC Bank, N.A.†	06/15/16	1,598	1,598	— (h)
27,058	INR	Credit Suisse International†	07/15/16	402	402	— (h)
872,370	KRW	HSBC Bank, N.A.†	06/15/16	760	761	1
684,099	KRW	Standard Chartered Bank†	06/15/16	599	596	(3)
875,864	KRW	Standard Chartered Bank†	07/15/16	765	763	(2)
13,558	MXN	Citibank, N.A.	06/15/16	772	785	13
13,687	MXN	Goldman Sachs International	06/15/16	783	792	9
71,324	MXN	Standard Chartered Bank	07/15/16	4,025	4,115	90
17,666	MYR	Credit Suisse International†	07/15/16	4,544	4,502	(42)
1,161	PEN	Deutsche Bank AG†	07/15/16	351	350	(1)
34,933	PHP	Credit Suisse International†	07/15/16	756	738	(18)
6,091	PHP	Standard Chartered Bank†	07/15/16	131	129	(2)
2,099	PLN	Deutsche Bank AG	07/15/16	545	549	4
1,084	PLN	HSBC Bank, N.A.	07/15/16	285	284	(1)
8,485	PLN	Standard Chartered Bank	07/15/16	2,257	2,220	(37)
1,740	PLN	State Street Corp.	07/15/16	455	455	— (h)
8,538	RON	Deutsche Bank AG	07/15/16	2,183	2,184	1
1,542	RON	Societe Generale	07/15/16	393	394	1
37,598	RUB	Credit Suisse International†	07/15/16	566	570	4
1,839	SGD	HSBC Bank, N.A.	06/15/16	1,359	1,366	7
88,455	THB	HSBC Bank, N.A.	07/15/16	2,509	2,528	19
4,405	TRY	HSBC Bank, N.A.	06/15/16	1,505	1,555	50
573	TRY	TD Bank Financial Group	06/15/16	201	202	1
7,044	TRY	Deutsche Bank AG	07/15/16	2,421	2,468	47
1,415	TRY	TD Bank Financial Group	07/15/16	497	496	(1)
65	ZAR	Deutsche Bank AG	05/03/16	5	5	— (h)
11,440	ZAR	HSBC Bank, N.A.	06/15/16	756	796	40
46,602	ZAR	Deutsche Bank AG	07/15/16	3,119	3,225	106
				49,434	50,220	786

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,029	AUD	Societe Generale	06/15/16	780	781	(1)
1,042	AUD	TD Bank Financial Group	06/15/16	786	791	(5)
1,027	AUD	Westpac Banking Corp.	06/15/16	775	780	(5)
5,973	BRL	HSBC Bank, N.A.†	06/15/16	1,545	1,711	(166)
999	BRL	Deutsche Bank AG†	07/15/16	280	284	(4)
1,952	BRL	Goldman Sachs International†	07/15/16	553	554	(1)
1,019	CAD	Goldman Sachs International	06/15/16	805	812	(7)
1,033,751	CLP	HSBC Bank, N.A.†	06/15/16	1,501	1,559	(58)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
848	CNY	HSBC Bank, N.A.†	07/15/16	130	130	— (h)
14,984	CNY	Standard Chartered Bank†	07/15/16	2,303	2,301	2
1,779,728	COP	Credit Suisse International†	06/15/16	620	620	— (h)
328	EUR	HSBC Bank, N.A.	05/09/16	369	376	(7)
328	EUR	Standard Chartered Bank	05/09/16	372	375	(3)
90,137	HUF	Deutsche Bank AG	07/15/16	328	331	(3)
1,831,650	IDR	Standard Chartered Bank†	07/15/16	137	137	— (h)
79,975	INR	Credit Suisse International†	06/15/16	1,193	1,194	(1)
918,184	KRW	Credit Suisse International†	06/15/16	798	800	(2)
872,370	KRW	HSBC Bank, N.A.†	06/15/16	720	761	(41)
13,156	MXN	Goldman Sachs International	06/15/16	745	761	(16)
10,660	MXN	Societe Generale	06/15/16	618	618	— (h)
13,296	MXN	Deutsche Bank AG	07/15/16	755	767	(12)
38,040	PHP	Standard Chartered Bank†	07/15/16	805	804	1
1,979	PLN	State Street Corp.	07/15/16	509	518	(9)
1,089	SGD	HSBC Bank, N.A.	06/15/16	789	808	(19)
1,023	SGD	State Street Corp.	06/15/16	737	760	(23)
3,845	TRY	HSBC Bank, N.A.	06/15/16	1,314	1,358	(44)
5,521	TRY	HSBC Bank, N.A.	07/15/16	1,904	1,934	(30)
2,922	ZAR	Citibank, N.A.	06/15/16	201	203	(2)
11,440	ZAR	State Street Corp.	06/15/16	728	797	(69)
8,175	ZAR	Standard Chartered Bank	07/15/16	569	565	4
				23,669	24,190	(521)

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	CURRENCY	NOTIONAL AMOUNT	VALUE
Bank of America N.A.	6 month BUBOR semi-annually	1.390% annually	11/06/17	HUF	900,000	26
Bank of America N.A.	Brazilian CDI at maturity	15.950% at maturity	01/02/19	BRL	12,300	225
Bank of America N.A.	Brazilian CDI at maturity	16.630% at maturity	01/02/19	BRL	6,700	148
Bank of America N.A.	1.800% annually	6 month BUBOR semi-annually	11/06/20	HUF	400,000	(39)
Bank of America N.A.	Brazilian CDI at maturity	12.240% at maturity	01/04/21	BRL	5,000	(15)
Bank of America N.A.	Colombian IBR at maturity	6.650% quarterly	03/11/21	COP	600,000	1
Bank of America N.A.	3.120% annually	6 month BUBOR semi-annually	06/04/25	HUF	250,000	(98)
Bank of America N.A.	6 month BUBOR semi-annually	2.660% annually	11/06/25	HUF	200,000	36
Bank of America N.A.	2.200% semi-annually	3 month BUBOR quarterly	05/02/26	HUF	119,000	2
Citibank, N.A.	6 month BUBOR semi-annually	1.190% annually	04/04/21	HUF	136,000	(4)
Citibank, N.A.	8.445% quarterly	3 month KLIBOR quarterly	04/07/21	ZAR	15,000	(13)
Citibank, N.A.	6.730% quarterly	Colombian IBR at maturity	04/08/21	COP	2,600,000	(6)
Citibank, N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	39
Citibank, N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	25,000	89
Citibank, N.A.	6 month WIBOR semi-annually	2.833% annually	06/05/25	PLN	2,100	33
Citibank, N.A.	1 month TIIE monthly	6.310% monthly	07/08/25	MXN	36,000	51
Deutsche Bank AG, New York	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	(44)

						431

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2016

FOREIGN EXCHANGE CURRENCY OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NOTIONAL AMOUNT	VALUE	PREMIUMS RECEIVED
HUF Put/EUR Call, Vanilla, European Style	EUR	327	07/12/16	1,742	5	EUR	7
USD Put/EUR Call, Vanilla, European Style		1.13	05/05/16	1,371	19		18
USD Put/EUR Call, Vanilla, European Style		1.13	05/05/16	1,371	19		13

					43

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2016. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GDN	— Global Depository Note
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol

PHP	— Philippine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Bhat
TRY	— Turkish Lira
ZAR	— South African Rand

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of April 30, 2016.
(r)	— Rates shown are per annum and payments are as described.
†	— Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund
ASSETS:
Investments in non-affiliates, at value	$50,632
Investments in affiliates, at value	28,590

Total investment securities, at value	79,222
Cash	794
Foreign currency, at value	900
Deposits at broker for futures contracts	30
Receivables:
Investment securities sold	37
Fund shares sold	—	(a)
Interest from non-affiliates	1,081
Dividends from affiliates	8
Tax reclaims	16
Unrealized appreciation on forward foreign currency exchange contracts	906
Outstanding swap contracts, at value	650
Due from Adviser	2

Total Assets	83,646

LIABILITIES:
Payables:
Investment securities purchased	1,464
Fund shares redeemed	1
Variation margin on futures contracts	1
Unrealized depreciation on forward foreign currency exchange contracts	641
Outstanding options written, at fair value	43
Outstanding swap contracts, at value	219
Accrued liabilities:
Distribution fees	—	(a)
Shareholder servicing fees	—	(a)
Custodian and accounting fees	58
Collateral management fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	112

Total Liabilities	2,547

Net Assets	$81,099

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2016

Emerging Markets Local Currency Debt Fund
NET ASSETS:
Paid-in-Capital	$121,972
Accumulated undistributed (distributions in excess of) net investment income	3,064
Accumulated net realized gains (losses)	(40,821)
Net unrealized appreciation (depreciation)	(3,116)

Total Net Assets	$81,099

Net Assets:
Class A	$1,408
Class C	37
Class R2	20
Class R5	20
Class R6	77,560
Select Class	2,054

Total	$81,099

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	173
Class C	5
Class R2	2
Class R5	2
Class R6	9,380
Select Class	250

Net Asset Value (a):
Class A — Redemption price per share	$8.16
Class C — Offering price per share (b)	8.04
Class R2 — Offering and redemption price per share	8.10
Class R5 — Offering and redemption price per share	8.26
Class R6 — Offering and redemption price per share	8.27
Select Class — Offering and redemption price per share	8.21
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.48

Cost of investments in non-affiliates	$54,414
Cost of investments in affiliates	28,590
Cost of foreign currency	892
Premiums received from options written	38

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

(Amounts in thousands)

Emerging Markets Local Currency Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,450
Dividend income from affiliates	39
Foreign taxes withheld	(54)

Total investment income	2,435

EXPENSES:
Investment advisory fees	370
Administration fees	43
Distribution fees:
Class A	12
Class C	— (a)
Class R2	— (a)
Shareholder servicing fees:
Class A	12
Class C	— (a)
Class R2	— (a)
Class R5	— (a)
Select Class	5
Custodian and accounting fees	124
Professional fees	54
Collateral management fees	12
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	21
Registration and filing fees	21
Transfer agent fees (See Note 2.F.)	4
Sub-transfer agent fees (See Note 2.F.)	42
Other	4

Total expenses	727

Less fees waived	(339)
Less expense reimbursements	(31)

Net expenses	357

Net investment income (loss)	2,078

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(24,867)
Futures	11
Foreign currency transactions	(1,896)
Options written	19
Swaps	(421)

Net realized gain (loss)	(27,154)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	24,458
Futures	(86)
Foreign currency translations	1,867
Options Written	(5)
Swaps	834

Change in net unrealized appreciation/depreciation	27,068

Net realized/unrealized gains (losses)	(86)

Change in net assets resulting from operations	$1,992

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,078	$11,647
Net realized gain (loss)	(27,154)	(51,896)
Change in net unrealized appreciation/depreciation	27,068	(19,971)

Change in net assets resulting from operations	1,992	(60,220)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
Return of capital	—	(12)
Class R5
From net investment income	—	— (a)
Return of capital	—	— (a)
Class R6
From net investment income	—	(62)
Return of capital	—	(104)
Select Class
From net investment income	—	(1)
Return of capital	—	(86)

Total distributions to shareholders	—	(265)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(112,914)	(61,596)

NET ASSETS:
Change in net assets	(110,922)	(122,081)
Beginning of period	192,021	314,102

End of period	$81,099	$192,021

Accumulated undistributed (distributions in excess of) net investment income	$3,064	$986

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,370	$18,885
Distributions reinvested	—	5
Cost of shares redeemed	(28,484)	(11,352)

Change in net assets resulting from Class A capital transactions	$(25,114)	$7,538

Class C
Proceeds from shares issued	$16	$— (a)
Cost of shares redeemed	—	(27)

Change in net assets resulting from Class C capital transactions	$16	$(27)

Class R2
Proceeds from shares issued	$—	$— (a)
Cost of shares redeemed	—	(21)

Change in net assets resulting from Class R2 capital transactions	$—	$(21)

Class R5
Proceeds from shares issued	$—	$— (a)
Distributions reinvested	—	— (a)
Cost of shares redeemed	—	(22)

Change in net assets resulting from Class R5 capital transactions	$—	$(22)

Class R6
Proceeds from shares issued	$21,807	$15,613
Distributions reinvested	—	160
Cost of shares redeemed	(82,133)	(4,667)

Change in net assets resulting from Class R6 capital transactions	$(60,326)	$11,106

Select Class
Proceeds from shares issued	$703	$1,904
Distributions reinvested	—	87
Cost of shares redeemed	(28,193)	(82,161)

Change in net assets resulting from Select Class capital transactions	$(27,490)	$(80,170)

Total change in net assets resulting from capital transactions	$(112,914)	$(61,596)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2016

	Emerging Markets Local Currency Debt Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	457	2,288
Reinvested	—	1
Redeemed	(3,923)	(1,374)

Change in Class A Shares	(3,466)	915

Class C
Issued	2	—
Redeemed	—	(3)

Change in Class C Shares	2	(3)

Class R2
Redeemed	—	(3)

Change in Class R2 Shares	—	(3)

Class R5
Reinvested	—	— (a)
Redeemed	—	(3)

Change in Class R5 Shares	—	(3)

Class R6
Issued	2,814	1,836
Reinvested	—	18
Redeemed	(11,084)	(556)

Change in Class R6 Shares	(8,270)	1,298

Select Class
Issued	98	233
Reinvested	—	10
Redeemed	(3,714)	(10,889)

Change in Select Class Shares	(3,616)	(10,646)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$7.56	$0.14	(f)(g)	$0.46	$0.60	$—	$—	$—	$—
Year Ended October 31, 2015	9.30	0.31	(f)(g)	(2.05)	(1.74)	—	—	— (h)	— (h)
Year Ended October 31, 2014	9.69	0.39	(f)	(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012(j) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Six Months Ended April 30, 2016 (Unaudited)	7.47	0.10	(f)(g)	0.47	0.57	—	—	—	—
Year Ended October 31, 2015	9.23	0.28	(f)(g)	(2.04)	(1.76)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012(j) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Six Months Ended April 30, 2016 (Unaudited)	7.52	0.11	(f)(g)	0.47	0.58	—	—	—	—
Year Ended October 31, 2015	9.27	0.30	(f)(g)	(2.05)	(1.75)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012(j) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Six Months Ended April 30, 2016 (Unaudited)	7.64	0.14	(f)(g)	0.48	0.62	—	—	—	—
Year Ended October 31, 2015	9.36	0.37	(f)(g)	(2.08)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(j) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Six Months Ended April 30, 2016 (Unaudited)	7.65	0.15	(f)(g)	0.47	0.62	—	—	—	—
Year Ended October 31, 2015	9.37	0.36	(f)(g)	(2.07)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(j) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Six Months Ended April 30, 2016 (Unaudited)	7.61	0.14	(f)(g)	0.46	0.60	—	—	—	—
Year Ended October 31, 2015	9.33	0.34	(f)(g)	(2.05)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012(j) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$8.16	7.94%	$1,408	1.13%		3.85	%(g)	2.49%		42%
7.56	(18.67)	27,511	1.16		3.75	(g)	1.91		134
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(i)	3.33	(i)	1.59	(i)	221
10.27	3.22	52	1.25	(i)	3.23	(i)	5.26	(i)	65

8.04	7.63	37	1.61		2.82	(g)	3.74		42
7.47	(19.07)	18	1.67		3.37	(g)	2.24		134
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(i)	2.72	(i)	2.31	(i)	221
10.27	3.06	51	1.75	(i)	2.73	(i)	5.75	(i)	65

8.10	7.71	20	1.36		3.07	(g)	4.40		42
7.52	(18.88)	18	1.41		3.61	(g)	2.00		134
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(i)	2.97	(i)	2.06	(i)	221
10.27	3.14	51	1.50	(i)	2.98	(i)	5.50	(i)	65

8.26	8.12	20	0.66		3.77	(g)	3.66		42
7.64	(18.29)	19	0.71		4.31	(g)	1.29		134
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(i)	3.67	(i)	1.36	(i)	221
10.27	3.36	52	0.80	(i)	3.68	(i)	4.80	(i)	65

8.27	8.10	77,560	0.62		3.95	(g)	1.25		42
7.65	(18.26)	135,050	0.66		4.29	(g)	0.97		134
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(i)	3.75	(i)	1.11	(i)	221
10.27	3.38	52	0.75	(i)	3.73	(i)	4.75	(i)	65

8.21	7.88	2,054	0.88		3.85	(g)	1.51		42
7.61	(18.38)	29,405	0.92		4.04	(g)	1.21		134
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(i)	3.63	(i)	1.46	(i)	221
10.27	3.29	10,069	1.00	(i)	3.48	(i)	5.00	(i)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

18	J.P. MORGAN FUNDS	APRIL 30, 2016

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Foreign Government Securities	$—	$50,154	$426	$50,580
Options Purchased
Put Options Purchased	—	52	—	52
Short-Term Investment
Investment Company	28,590	—	—	28,590

Total Investments in Securities	$28,590	$50,206	$426	$79,222

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$906	$—	$906
Interest Rate Swaps	—	650	—	650

Total Appreciation in Other Financial Instruments	$—	$1,556	$—	$1,556

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(641)	$—	$(641)
Futures Contracts	(68)	—	—	(68)
Interest Rate Swaps	—	(219)	—	(219)
Written Options
Call Options Written	—	(43)	—	(43)

Total Depreciation in Other Financial Instruments	$(68)	$(903)	$—	$(971)

There were no transfers among any levels during the six months ended April 30, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016
Debt Securities — Foreign Government Securities	$439	$—	$(13)	$—	$—	$—	$—	$—	$426

Total	$439	$—	$(13)	$—	$—	$—	$—	$—	$426

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, level 3 are valued utilizing values as of the beginning of the period.

APRIL 30, 2016	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2016, which were valued using significant unobservable inputs (level 3), amounted to approximately $(13,000). These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

20	J.P. MORGAN FUNDS	APRIL 30, 2016

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the period ended April 30, 2016 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	$—	$—
Options written	6,495	56
Options expired	(2,011)	(18)
Options closed	—	—

Options outstanding at April 30, 2016	$4,484	$38

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

The use of futures contracts exposes the Fund to interest rate risk. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund used forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Fund can invest, to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s Forward Foreign Currency Exchange Contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of April 30, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including interest rate swaps to manage interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

APRIL 30, 2016	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund except for amounts posted to Bank of America which are included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

As of April 30, 2016, the Fund did not post or receive collateral for outstanding swap contracts.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$—	$650	$650
Foreign exchange contracts	Receivables	52	—	906	—	958

Total		$52	$—	$906	$650	$1,608

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(68)	$—	$(219)	$(287)
Foreign exchange contracts	Payables	(43)	—	(641)	—	(684)

Total		$(43)	$(68)	$(641)	$(219)	$(971)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2016 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America N.A.	$438	$(152)	$—	$286
Citibank, N.A.	225	(25)	—	200
Credit Suisse International	4	(4)	—	—
Deutsche Bank AG	432	(64)	—	368
Goldman Sachs International	16	(16)	—	—
HSBC Bank, N.A.	267	(267)	—	—
Morgan Stanley	1	—	—	1
National Australia Bank	12	—	—	12
Societe Generale	58	(1)	—	57
Standard Chartered Bank	97	(47)	—	50
TD Bank Financial Group	1	(1)	—	—
Union Bank of Switzerland AG	5	—	—	5
Exchange Traded Futures & Options Contracts (b)	52	—	—	52

	$1,608	$(577)	$—	$1,031

22	J.P. MORGAN FUNDS	APRIL 30, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America N.A.	$152		$(152)	$—	$—
Citibank, N.A.	25		(25)	—	—
Credit Suisse International	63		(4)	—	59
Deutsche Bank AG	64		(64)	—	—
Goldman Sachs International	24		(16)	—	8
HSBC Bank, N.A.	371		(267)	—	104
Royal Bank of Canada	1		—	—	1
Societe Generale	1		(1)	—	—
Standard Chartered Bank	47		(47)	—	—
State Street Corp.	101		—	—	101
TD Bank Financial Group	6		(1)	—	5
Westpac Banking Corp.	5		—	—	5
Exchange Traded Futures & Options Contracts (b)	68	(c)	—	—	68

	$928		$(577)	$—	$351

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2016, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$11	$—	$(421)	$(410)
Foreign exchange contracts	(3)	—	(1,635)	—	(1,638)

Total	$(3)	$11	$(1,635)	$(421)	$(2,048)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$(86)	$—	$834	$748
Foreign exchange contracts	6	—	1,795	—	1,801

Total	$6	$(86)	$1,795	$834	$2,549

(a)	The value of options purchased is reported as investments in non-affiliates on the Statement of Operations.

The Fund’s derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2016 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$29,075	(a)
Average Notional Balance Short	29,087
Ending Notional Balance Short	17,601

APRIL 30, 2016	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$135,458
Average Settlement Value Sold	100,965
Ending Settlement Value Purchased	49,436
Ending Settlement Value Sold	23,669

OTC Options:
Average Notional Balance Purchased	$3,613	(b)
Average Notional Balance Written	4,484	(c)
Ending Notional Balance Purchased	4,484
Ending Notional Balance Written	4,484

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed Rate	$11,513
Average Notional Balance — Receives Fixed Rate	35,160
Ending Notional Balance — Pays Fixed Rate	5,000
Ending Notional Balance — Receives Fixed Rate	17,854

(a)	For the period November 1, 2015 through February 29, 2016.
(b)	For the period March 1, 2016 through April 30, 2016.
(c)	For the period April 1, 2016 through April 30, 2016.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2		Class R5		Class R6	Select Class	Total
Transfer agent fees	$2	$—	(a)	$—	(a)	$—	(a)	$1	$1	$4
Sub-transfer agent fees	41	—	(a)	—		—		—	1	42

(a)	Amount rounds to less than $1,000.

G. Federal Income Taxes —The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

24	J.P. MORGAN FUNDS	APRIL 30, 2016

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for the Fund are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following:

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

APRIL 30, 2016	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.20%	1.70%	1.45%	0.75%	0.70%	0.95%

The expense limitation agreements were in effect for the six months ended April 30, 2016 and are in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
$240	$43	$14	$297	$31

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amount of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 was approximately $42.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended April 30, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$29,858	$98,186	$—	$1,827

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$83,004	$1,395	$5,177	$(3,782)

26	J.P. MORGAN FUNDS	APRIL 30, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$4,646	$5,913

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2016 the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
85.7%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2016, the Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

Indonesia
10.7%

As of April 30, 2016, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2016	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

28	J.P. MORGAN FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$1,079.40	$5.84	1.13%
Hypothetical	1,000.00	1,019.24	5.67	1.13
Class C
Actual	1,000.00	1,076.30	8.31	1.61
Hypothetical	1,000.00	1,016.86	8.07	1.61
Class R2
Actual	1,000.00	1,077.10	7.02	1.36
Hypothetical	1,000.00	1,018.10	6.82	1.36
Class R5
Actual	1,000.00	1,081.20	3.42	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Class R6
Actual	1,000.00	1,081.00	3.21	0.62
Hypothetical	1,000.00	1,021.78	3.12	0.62
Select Class
Actual	1,000.00	1,078.80	4.55	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2016	J.P. MORGAN FUNDS	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-CUR-416

Semi-Annual Report

J.P. Morgan Funds

April 30, 2016 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2016	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.98)%
Bloomberg Commodity Index Total Return	(2.06)%

Net Assets as of 4/30/2016 (In Thousands)	$48,115,851

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodities prices ended the six month reporting period slightly lower, though returns among various sectors and commodities diverged widely. Prices for energy sector commodities bottomed out in mid-February and March and then began to rebound as members of the Organization of Petroleum Exporting Countries discussed the possibility of a cap on total production. At the same time, declining capital investment in U.S. energy projects, particularly for shale oil rigs, also provided support for rising oil prices in April.

Meanwhile, precious metals prices generally performed well as investor sentiment about China’s economy improved, which drove both real and speculative demand for metals. Gold prices rose about 13% during the period. Most other commodities sectors ended the reporting period little changed.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the six months ended April 30, 2016. During the six month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

Relative to the Benchmark, the Fund’s positions in longer dated futures and its short positions in crude oil and crude oil spreads were a leading contributor to performance. The Fund’s position in longer dated futures for natural gas also contributed to relative performance as U.S. inventories failed to shrink as much as expected, which led to weaker prices for short dated contracts.

The Fund’s underweight position in copper was a leading detractor from performance relative to the Benchmark. Metals prices fell in the early part of the reporting period but then rose in the second half of the period as China’s economy showed improvement, which led to an increase in both real and speculative investment in metals, including copper.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2016

CASH INVESTMENTS***
U.S. Government Agency Securities	59.6%
U.S. Treasury Obligations	25.3
Investment Company	15.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0 - 3 Months	59.4%
3 - 6 Months	23.3
> 6 Months	17.3

COMMODITY-LINKED INVESTMENTS****
Energy	33.2%
Brent Crude	8.6
Unleaded Gas	4.2
Heating Oil	4.1
Natural Gas	7.2
WTI Crude Oil	9.1
Agricultural	28.7
Coffee	2.0
Corn	6.9
Cotton	0.6
Kansas Wheat	1.0
Soybean Meal	2.9
Soybean Oil	2.8
Soybeans	5.7
Sugar	3.8
Wheat	3.0
Industrial Metals	16.5
Aluminum	4.5
Copper	7.1
Nickel	2.2
Zinc	2.7
Precious Metals	16.3
Gold	11.9
Silver	4.4
Livestock	6.3
Lean Hogs	3.7
Live Cattle	2.6

FIXED INCOME MATURITY***
< One Month	100.0%

COMMODITY ALLOCATION	Index	Fund****
Energy	33.1%	33.2%
Agricultural	29.4	28.7
Industrial Metals	16.5	16.5
Precious Metals	16.1	16.3
LiveStock	4.9	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2016	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
With Sales Charge**		(7.26)%	(22.50)%	(16.04)%	(15.95)%
Without Sales Charge		(2.11)	(18.18)	(14.52)	(14.59)
CLASS C SHARES	December 17, 2012
With CDSC***		(3.25)	(19.50)	(14.93)	(15.00)
Without CDSC		(2.25)	(18.50)	(14.93)	(15.00)
CLASS R6 SHARES	December 17, 2012	(1.97)	(17.83)	(14.17)	(14.24)
SELECT CLASS SHARES	December 17, 2012	(1.98)	(17.90)	(14.28)	(14.36)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2016. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 54.4%
446,000	Federal Farm Credit Bank, DN, 0.199%, 05/02/16 (n)	446,000
9,400,000	Federal Home Loan Bank, DN, 0.255%, 05/16/16 (n)	9,399,088
1,324,000	Federal Home Loan Mortgage Corp., DN, 0.200%, 05/02/16 (n)	1,324,000
	Federal National Mortgage Association,
5,000,000	DN, 0.290%, 05/13/16 (n)	4,999,620
10,000,000	DN, 0.310%, 05/09/16 (n)	9,999,510

	Total U.S. Government Agency Securities (Cost $26,167,819)	26,168,218

U.S. Treasury Obligations — 23.0%
	U.S. Treasury Bills,
3,300,000	0.165%, 05/26/16 (n)	3,299,637
4,300,000	0.200%, 05/05/16 (n)	4,299,957
3,500,000	0.201%, 05/12/16 (n)	3,499,860

	Total U.S. Treasury Obligations (Cost $11,099,312)	11,099,454

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment— 13.8%
	Investment Company — 13.8%
6,619,036	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) ^ (Cost $6,619,036)	6,619,036

	Total Investments — 91.2% (Cost $43,886,167)	43,886,708
	Other Assets in Excess of Liabilities — 8.8%	4,229,143

	NET ASSETS — 100.0%	$48,115,851

Percentages indicated are based on net assets.

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	Brent Crude Oil Futures	05/31/16	USD	$4,121,190	$231,069
94	WTI Crude Oil Futures	06/20/16	USD	4,388,860	589,134
24	E-mini Natural Gas Futures	06/27/16	USD	139,320	3,657
52	Natural Gas Futures	06/28/16	USD	1,207,440	31,494
3	Gasoline RBOB Futures	06/30/16	USD	202,658	8,359
23	Lean Hogs Futures	07/15/16	USD	752,330	4,762
37	Lean Hogs Futures	10/14/16	USD	1,031,930	22,071
84	WTI Crude Oil Futures	12/19/16	USD	4,063,920	306,531
	Short Futures Outstanding
(4)	Live Cattle Futures	06/30/16	USD	(183,880)	19,688
(2)	Cotton No.2 Futures	07/07/16	USD	(63,770)	119
(2)	Soybean Futures	07/14/16	USD	(102,975)	(9,581)
(1)	Wheat Futures	07/14/16	USD	(24,425)	(1,065)
(2)	Silver Futures	07/27/16	USD	(178,190)	(1,020)
(1)	Soybean Oil Futures	09/14/16	USD	(20,034)	405
(2)	Coffee ‘C’ Futures	09/20/16	USD	(92,512)	(3,456)
(84)	WTI Crude Oil Futures	11/18/16	USD	(4,050,480)	(308,649)
(1)	Gold 100 OZ Futures	12/28/16	USD	(129,630)	(4,303)

					$889,215

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Return Swaps on Commodities ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	CME Live Cattle June 2016 Futures	06/02/16	$1,518,690	$(93,588)
	NYBOT-ICE Cotton No. 2 July 2016 Futures	06/22/16	691,495	41,837
	CBOT Corn July 2016 Futures	06/28/16	3,254,306	55,947
	CBOT Soybean July 2016 Futures	06/28/16	2,465,400	417,642
	CBOT Soybean Meal July 2016 Futures	06/28/16	1,208,340	197,698
	CBOT Wheat July 2016 Futures	06/28/16	1,486,500	(20,987)
	CBOT Wheat July 2016 Futures	06/28/16	511,613	(9,182)
	COMEX Silver July 2016 Futures	06/28/16	1,980,160	336,102
	NYBOT-ICE Sugar No. 11 July 2016 Futures	06/29/16	1,591,128	218,296
	NYBOT-ICE Coffee September 2016 Futures	08/19/16	1,062,600	1,292
	CBOT Soybean Oil September 2016 Futures	08/29/16	1,311,966	70,286
	CBOT Soybean November 2016 Futures	10/27/16	1,701,700	11,451
	CBOT Cotton No. 2 December 2016 Futures	11/21/16	998,800	4,708
	COMEX Gold December 2016 Futures	11/28/16	5,588,100	244,620

	Short Positions
	NYBOT-ICE Cotton No. 2 July 2016 Futures	06/22/16	1,005,840	(14,472)
	CBOT Soybean July 2016 Futures	06/28/16	1,735,275	(15,290)

				$1,446,360

Morgan Stanley Capital Services

	Short Position
	NYBOT-ICE Cotton No. 2 July 2016 Futures	06/10/16	384,120	$1,499

				$1,447,859

Return Swaps on Commodity Indices ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	BBG Heat Oil Index	05/05/16	$1,559,097	$397,829
	BBG Unleaded Gasoline Index	05/05/16	1,425,362	389,365
	BBG Industrial Metals Index	05/19/16	7,240,000	715,052
	BBG Natural Gas Index	12/08/16	1,810,420	326,448

				$1,828,694

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— Intercontinental Exchange, Inc.
NYBOT	— New York Board of Trade
RBOB	— Reformulated gasoline blendstock for oxygen blending

USD	— United States Dollar
WTI	— West Texas Intermediate
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of April 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
^	— All or a portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2016

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$37,267,672
Investments in affiliates, at value	6,619,036

Total investment securities, at value	43,886,708
Cash	29
Deposits at broker for futures contracts	1,055,000
Receivables:
Fund shares sold	6,844
Dividends from affiliates	2,089
Outstanding swap contracts, at value	3,430,072
Due from Adviser	6,886

Total Assets	48,387,628

LIABILITIES:
Payables:
Investment securities purchased	2
Variation margin on futures contracts	15,173
Outstanding swap contracts, at value	153,519
Accrued liabilities:
Administration fees	820
Distribution fees	294
Shareholder servicing fees	74
Collateral management fees	4,197
Trustees’ and Chief Compliance Officer’s fees	1,236
Audit fees	71,503
Other	24,959

Total Liabilities	271,777

Net Assets	$48,115,851

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$51,064,141
Accumulated undistributed (distributions in excess of) net investment income	(552,245)
Accumulated net realized gains (losses)	(6,562,354)
Net unrealized appreciation (depreciation)	4,166,309

Total Net Assets	$48,115,851

Net Assets:
Class A	$1,079,082
Class C	177,012
Class R6	45,165,318
Select Class	1,694,439

Total	$48,115,851

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	122,307
Class C	20,402
Class R6	5,050,449
Select Class	190,384

Net Asset Value (a):
Class A — Redemption price per share	$8.82
Class C — Offering price per share (b)	8.68
Class R6 — Offering and redemption price per share	8.94
Select Class — Offering and redemption price per share	8.90
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.31

Cost of investments in non-affiliates	$37,267,131
Cost of investments in affiliates	6,619,036

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2016

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED April 30, 2016 (Unaudited)

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$38,616
Dividend income from affiliates	6,185

Total investment income	44,801

EXPENSES:
Investment advisory fees	232,876
Administration fees	23,380
Distribution fees:
Class A	1,181
Class C	365
Shareholder servicing fees:
Class A	1,181
Class C	122
Select Class	4,151
Custodian and accounting fees	57,568
Collateral management fees	6,296
Professional fees	65,091
Trustees’ and Chief Compliance Officer’s fees	20,141
Printing and mailing costs	8,197
Registration and filing fees	14,906
Transfer agent fees (See Note 2.D.)	1,898
Sub-transfer agent fees (See Note 2.D.)	3
Other	2,960

Total expenses	440,316

Less fees waived	(218,018)
Less expense reimbursements	(32,604)

Net expenses	189,694

Net investment income (loss)	(144,893)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,484
Futures	(1,577,279)
Options written	1,360
Swaps	(4,993,694)

Net realized gain (loss)	(6,560,129)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(875)
Futures	804,116
Swaps	4,768,989

Change in net unrealized appreciation/depreciation	5,572,230

Net realized/unrealized gains (losses)	(987,899)

Change in net assets resulting from operations	$(1,132,792)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(144,893)	$(745,996)
Net realized gain (loss)	(6,560,129)	(29,420,693)
Change in net unrealized appreciation/depreciation	5,572,230	1,581,377

Change in net assets resulting from operations	(1,132,792)	(28,585,312)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,081,471)	(44,324,046)

NET ASSETS:
Change in net assets	(2,214,263)	(72,909,358)
Beginning of period	50,330,114	123,239,472

End of period	$48,115,851	$50,330,114

Accumulated undistributed (distributions in excess of) net investment income	$(552,245)	$(407,352)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2016

	Commodities Strategy Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$359,916	$1,028,164
Cost of shares redeemed	(107,353)	(234,223)

Change in net assets resulting from Class A capital transactions	$252,563	$793,941

Class C
Proceeds from shares issued	$139,668	$61,515
Cost of shares redeemed	(35,556)	(43,377)

Change in net assets resulting from Class C capital transactions	$104,112	$18,138

Class R6
Proceeds from shares issued	$29,162,783	$1,716,562
Cost of shares redeemed	(255,181)	(24,505,761)

Change in net assets resulting from Class R6 capital transactions	$28,907,602	$(22,789,199)

Select Class
Proceeds from shares issued	$318,145	$2,781,036
Cost of shares redeemed	(30,663,893)	(25,127,962)

Change in net assets resulting from Select Class capital transactions	$(30,345,748)	$(22,346,926)

Total change in net assets resulting from capital transactions	$(1,081,471)	$(44,324,046)

SHARE TRANSACTIONS:
Class A
Issued	43,888	100,553
Redeemed	(13,020)	(22,149)

Change in Class A Shares	30,868	78,404

Class C
Issued	17,282	5,926
Redeemed	(4,478)	(4,456)

Change in Class C Shares	12,804	1,470

Class R6
Issued	3,196,116	160,113
Redeemed	(31,572)	(2,154,434)

Change in Class R6 Shares	3,164,544	(1,994,321)

Select Class
Issued	39,626	259,188
Redeemed	(3,402,114)	(2,763,591)

Change in Select Class Shares	(3,362,488)	(2,504,403)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	11

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net asset value, end of period
Commodities Strategy Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$9.01	$(0.04)	$(0.15)	$(0.19)	$—		$8.82
Year Ended October 31, 2015	12.30	(0.11)	(3.18)	(3.29)	—		9.01
Year Ended October 31, 2014	13.18	(0.16)	(0.72)	(0.88)	—		12.30
December 17, 2012 (g) through October 31, 2013	15.00	(0.14)	(1.68)	(1.82)	—		13.18

Class C
Six Months Ended April 30, 2016 (Unaudited)	8.88	(0.06)	(0.14)	(0.20)	—		8.68
Year Ended October 31, 2015	12.19	(0.17)	(3.14)	(3.31)	—		8.88
Year Ended October 31, 2014	13.12	(0.22)	(0.71)	(0.93)	—		12.19
December 17, 2012 (g) through October 31, 2013	15.00	(0.20)	(1.68)	(1.88)	—		13.12

Class R6
Six Months Ended April 30, 2016 (Unaudited)	9.12	(0.03)	(0.15)	(0.18)	—		8.94
Year Ended October 31, 2015	12.40	(0.08)	(3.20)	(3.28)	—		9.12
Year Ended October 31, 2014	13.22	(0.10)	(0.72)	(0.82)	—	(i)	12.40
December 17, 2012 (g) through October 31, 2013	15.00	(0.09)	(1.69)	(1.78)	—		13.22

Select Class
Six Months Ended April 30, 2016 (Unaudited)	9.08	(0.03)	(0.15)	(0.18)	—		8.90
Year Ended October 31, 2015	12.36	(0.10)	(3.18)	(3.28)	—		9.08
Year Ended October 31, 2014	13.21	(0.13)	(0.72)	(0.85)	—		12.36
December 17, 2012 (g) through October 31, 2013	15.00	(0.11)	(1.68)	(1.79)	—		13.21

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2016

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)(f)

(2.11)%	$1,079,082	1.22%		(1.01)%		2.57%		0%
(26.75)	823,931	1.21		(1.14)		2.30		0
(6.68)	160,388	1.20		(1.16)		2.03		0
(12.13)	43,924	1.22	(h)	(1.16	)(h)	2.74	(h)	0

(2.25)	177,012	1.71		(1.50)		3.48		0
(27.15)	67,492	1.73		(1.68)		2.84		0
(7.09)	74,710	1.71		(1.67)		2.53		0
(12.53)	43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

(1.97)	45,165,318	0.82		(0.62)		1.93		0
(26.45)	17,191,700	0.82		(0.77)		1.64		0
(6.19)	48,113,945	0.82		(0.78)		1.53		0
(11.87)	38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

(1.98)	1,694,439	0.99		(0.81)		2.18		0
(26.54)	32,246,991	0.98		(0.92)		1.90		0
(6.43)	74,890,429	0.97		(0.93)		1.79		0
(11.93)	92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2016, net assets of the Fund were $48,115,851 of which $10,876,079, or approximately 22.6%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(6,560,174). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

14	J.P. MORGAN FUNDS	APRIL 30, 2016

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,619,036	$37,267,672	$—	$43,886,708

Appreciation in Other Financial Instruments
Futures Contracts	$1,217,289	$—	$—	$1,217,289
Return Swaps	—	3,430,072	—	3,430,072

Total Appreciation in Other Financial Instruments	$1,217,289	$3,430,072	$—	$4,647,361

Depreciation in Other Financial Instruments
Futures Contracts	$(328,074)	$—	$—	$(328,074)
Return Swaps	—	(153,519)	—	(153,519)

Total Depreciation in Other Financial Instruments	$(328,074)	$(153,519)	$—	$(481,593)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2016.

B. Derivatives — The Fund used instruments including futures, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

APRIL 30, 2016	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the derivatives value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

16	J.P. MORGAN FUNDS	APRIL 30, 2016

Transactions in options written during the six months ended April 30, 2016 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	—	$—
Options written	4	5,530
Options expired	—	—
Options closed	(4)	(5,530)

Options outstanding at April 30, 2016	—	$—

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2016 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Received	$3,275,054	$(360,000)

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Received		Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$3,428,573		$(153,519)	$(360,000	)(d)	$2,915,054
Morgan Stanley Capital Services	1,499		—	—		1,499
Exchange-Traded Futures & Options Contracts (b)	1,217,289	(c)	—	—		1,217,289

	$4,647,361		$(153,519)	$(360,000)		$4,133,842

APRIL 30, 2016	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$153,519		$(153,519)	$—	$—
Exchange-Traded Futures & Options Contracts (b)	328,074	(c)	—	—	328,074

	$481,593		$(153,519)	$—	$328,074

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B.(3) for actual swap collateral received or posted.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the six months ended April 30, 2016.

Futures Contracts:
Average Notional Balance Long	$13,142,633
Average Notional Balance Short	4,169,600
Ending Notional Balance Long	15,907,648
Ending Notional Balance Short	4,845,896
Exchange-Traded Options:
Average Number of Contracts Purchased	4	(a)
Average Number of Contracts Written	4	(a)
Return Swaps on Commodities:
Average Notional Balance Long	$32,291,260
Average Notional Balance Short	3,067,834
Ending Notional Balance Long	25,370,798
Ending Notional Balance Short	3,125,235
Return Swaps on Commodity Indices:
Average Notional Balance Long	9,038,460
Ending Notional Balance Long	12,034,879

(a)	For the period February 1, 2016 through February 29, 2016.

The Fund’s derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2016 are as follows:

	Class A	Class C	Class R6	Select Class	Total
Transfer agent fees	$658	$265	$435	$540	$1,898
Sub-transfer agent fees	—	—	—	3	3

18	J.P. MORGAN FUNDS	APRIL 30, 2016

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$304	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

APRIL 30, 2016	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the six months ended April 30, 2016 and is in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$190,059	$18,440	$3,377	$211,876	$32,604

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016 the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2016 were $6,142.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended April 30, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, there were no purchases or sales of long-term investments. Additionally, during the six months ended April 30, 2016, there were no purchases or sales of long-term U.S. Government securities.

20	J.P. MORGAN FUNDS	APRIL 30, 2016

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,886,167	$541	$—	$541

At October 31, 2015, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,225	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
58.0%	27.6%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

APRIL 30, 2016	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

22	J.P. MORGAN FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$978.90	$6.00	1.22%
Hypothetical	1,000.00	1,018.80	6.12	1.22

Class C
Actual	1,000.00	977.50	8.41	1.71
Hypothetical	1,000.00	1,016.36	8.57	1.71

Class R6
Actual	1,000.00	980.30	4.04	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82

Select Class
Actual	1,000.00	980.20	4.87	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2016	J.P. MORGAN FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2016. All rights reserved. April 2016.

SAN-CSTRAT-416

Semi-Annual Report

J.P. Morgan Funds

April 30, 2016 (Unaudited)

JPMorgan Systematic Alpha Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

“Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.”

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S.
dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory — an experiment that the Bank of Japan embarked upon at the end of January — and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S.
interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month
period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production.
Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter
Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset
Management

APRIL 30, 2016

J.P. MORGAN FUNDS

1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

-1.70%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.14%

Net Assets as of 4/30/2016

$329,273,735

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID
THE MARKET PERFORM?

Financial market volatility rose sharply in the first two months of 2016 amid investor concerns about economic stability in China, falling global oil prices and uncertainty about the direction of central bank interest rate policy in the U.S. However, the U.S. Federal Reserve responded to global conditions by adopting a more accommodative policy stance and central banks in China, Japan and the European Union took further steps to stabilize markets and extend economic expansion. By the end of March, global prices for both equities and crude oil had rebounded from mid-February lows.

Emerging markets debt and equity prices came under pressure in late 2015 and early 2016 from weakness in commodities prices and slowing demand in China.
However, as financial markets elsewhere stabilized, emerging market equities experienced significant but brief rally in April. In the U.S., corporate bonds generally outperformed equities during the six months ended April 30, 2016.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2016. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the
six months ended April 30, 2016, the Fund’s alternative investment strategies experienced mixed performance with gains from event-driven and global macro strategies offset by losses across equity market neutral and convertible bond arbitrage strategies.

The
equity market neutral strategy, which was the Fund’s primary detractor over the period, suffered a drawdown that began in the middle of February as market trends and risk sentiment reversed course. From a return factor perspective, momentum was particularly challenged as the factor experienced its worst performance since Fund inception. The value factor also underperformed over the period.

The Fund’s event-driven strategy, which was expanded to include five additional sub-strategies over the period, generated a positive overall return. The merger arbitrage sub-strategy led the way, benefitting from an environment with wide deal spreads despite a high proportion of “friendly” mergers. Friendly mergers generally have a higher likelihood of being consummated than
“hostile” deals, which tends to benefit the sub-strategy’s performance.

The Fund’s macro investment strategies also generated
positive returns, with gains across fixed income, foreign exchange and commodity-based return factors. Carry (or yield) factors generally outperformed momentum over the period, led by fixed income yield curve and commodity roll yield trades. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The convertible bond
arbitrage strategy detracted from Fund performance, driven primarily by a cheapening of U.S. convertible bonds during the fourth quarter of 2015 that continued into January.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund’s risk was
diversified across its investment strategies. The Fund’s event-driven strategy entered the period below the long-term targeted risk level, but rose to target as sub-strategies were added and merger activity picked up towards period-end (albeit from muted levels). Macro risk similarly increased as underlying factors offset less risk.

2

J.P. MORGAN FUNDS

APRIL 30, 2016

RISK ALLOCATION AS OF APRIL 30, 2016

Asset Class / Strategy

% of Risk Allocation***

Convertible Arbitrage (1)

10.4
%

Equity Market Neutral (2)

41.8

Event Driven (3)

27.5

Macro Based (4)

20.3

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)

1.

Time Warner Cable, Inc.

1.3
%

2.

Rexam plc. (United Kingdom)

1.1

3.

ITC Holdings Corp.

1.1

4.

TNT Express N.V. (Netherlands)

1.1

5.

ADT Corp. (The)

1.1

6.

Questar Corp.

1.1

7.

Piedmont Natural Gas Co., Inc.

1.1

8.

Columbia Pipeline Group, Inc.

1.0

9.

Syngenta AG, (Switzerland)

1.0

10.

Valspar Corp. (The)

1.0

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)

1.

Koninklijke Ahold N.V. (Netherlands)

1.2
%

2.

New York Community Bancorp, Inc.

0.9

3.

Toyota Motor Corp. (Japan)

0.9

4.

Deutsche Boerse AG (Germany)

0.9

5.

Halliburton Co.

0.8

6.

KeyCorp.

0.8

7.

Huntington Bancshares, Inc.

0.7

8.

Fortis, Inc. (Canada)

0.6

9.

Lam Research Corp.

0.6

10.

Marriott International, Inc., Class A

0.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April
30, 2016 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

(1)

Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).

(2)

Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e.
selling short) that the Adviser expects to decrease in value.

(3)

Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

(4)

Macro Based Strategies aim to exploit macro economic imbalances across the global through a broad range of asset classes including, but not limited to fixed income, currency and commodities.

(a)

Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of April
30, 2016. The Fund’s portfolio composition is subject to change.

APRIL 30, 2016

J.P. MORGAN FUNDS

3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2016 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30,
2016

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

February 12, 2013

With Sales Charge**

(6.23
)%

(3.45
)%

0.13
%

1.22
%

Without Sales Charge

(1.81
)

1.11

1.68

2.69

CLASS C SHARES

February 12, 2013

With CDSC***

(3.11
)

(0.45
)

1.16

2.17

Without CDSC

(2.11
)

0.55

1.16

2.17

CLASS R6 SHARES

February 12, 2013

(1.63
)

1.57

2.12

3.13

SELECT CLASS SHARES

February 12, 2013

(1.70
)

1.34

1.92

2.94

*

Not annualized.

**

Sales Charge for Class A Shares is 4.50%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the
Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN FUNDS

APRIL 30, 2016

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016
(Unaudited)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 57.1%

Consumer Discretionary — 11.0%

Auto Components — 0.7%

71,000

Calsonic Kansei Corp., (Japan)

484,939

26,500

Dana Holding Corp.

342,645

18,426

Goodyear Tire & Rubber Co. (The)

533,801

7,100

Tenneco, Inc. (a)

378,430

982,000

Xinyi Glass Holdings Ltd., (Hong Kong)

668,915

2,408,730

Automobiles — 0.5%

83,800

Fiat Chrysler Automobiles N.V., (United Kingdom)

677,942

14,300

Fuji Heavy Industries Ltd., (Japan)

469,540

7,500

Harley-Davidson, Inc.

358,725

1,506,207

Diversified Consumer Services — 0.2%

9,700

H&R Block, Inc.

196,328

8,700

Houghton Mifflin Harcourt Co. (a)

178,437

14,300

Sotheby’s

389,532

764,297

Hotels, Restaurants & Leisure — 3.3%

10,300

Aramark

345,153

7,200

BJ’s Restaurants, Inc. (a)

321,120

7,800

Bob Evans Farms, Inc.

355,212

11,734

Carnival Corp.

575,553

2,400

Churchill Downs, Inc.

322,032

3,923

Cracker Barrel Old Country Store, Inc.

574,367

2,400

Domino’s Pizza, Inc.

290,112

19,249

Flight Centre Travel Group Ltd., (Australia)

573,149

30,300

Hilton Worldwide Holdings, Inc.

668,115

7,100

Hyatt Hotels Corp., Class A (a)

339,948

4,700

Jack in the Box, Inc.

317,485

1,160

Kuoni Reisen Holding AG, (Switzerland) (a)

446,200

5,400

Marriott Vacations Worldwide Corp.

338,256

4,639

McDonald’s Corp.

586,787

1,600

Panera Bread Co., Class A (a)

343,184

11,800

Sonic Corp.

405,566

136,320

Star Entertainment Grp Ltd. (The), (Australia)

582,083

30,940

Starwood Hotels & Resorts Worldwide, Inc.

2,533,367

13,300

Yum! Brands, Inc.

1,058,148

10,975,837

Household Durables — 0.5%

17,146

D.R. Horton, Inc.

515,409

46,500

Haseko Corp., (Japan)

420,480

SHARES

SECURITY DESCRIPTION

VALUE($)

Household Durables — continued

26,800

Iida Group Holdings Co., Ltd., (Japan)

500,519

9,600

PulteGroup, Inc.

176,544

1,612,952

Internet & Catalog Retail — 0.1%

72,600

Groupon, Inc. (a)

262,812

Leisure Products — 0.2%

25,300

Heiwa Corp., (Japan)

531,445

Media — 3.1%

96,517

Cablevision Systems Corp., Class A

3,222,702

12,291

Carmike Cinemas, Inc. (a)

368,607

6,700

CBS Corp. (Non-Voting), Class B

374,597

13,300

Discovery Communications, Inc., Class C (a)

356,174

47,216

DreamWorks Animation SKG, Inc., Class A (a)

1,884,863

756,893

Fairfax Media Ltd., (Australia)

454,937

29,255

Gannett Co., Inc.

492,947

22,316

Interpublic Group of Cos., Inc. (The)

511,929

13,670

Meredith Corp.

701,408

13,686

Scholastic Corp.

497,897

17,130

Sinclair Broadcast Group, Inc., Class A

549,359

88,300

Sirius XM Holdings, Inc. (a)

348,785

6,800

Starz, Series A (a)

185,028

12,000

Twenty-First Century Fox, Inc., Class A

363,120

10,312,353

Multiline Retail — 0.3%

3,800

Dillard’s, Inc., Class A

267,710

7,500

Macy’s, Inc.

296,925

6,200

Nordstrom, Inc.

317,006

881,641

Specialty Retail — 1.6%

20,416

Abercrombie & Fitch Co., Class A

545,719

5,600

Asbury Automotive Group, Inc. (a)

339,472

19,600

Ascena Retail Group, Inc. (a)

172,676

6,300

AutoNation, Inc. (a)

319,095

10,000

Best Buy Co., Inc.

320,800

3,400

Cabela’s, Inc. (a)

177,310

74,500

DCM Holdings Co., Ltd., (Japan)

563,225

24,210

Express, Inc. (a)

440,138

4,900

Genesco, Inc. (a)

338,982

11,500

GNC Holdings, Inc., Class A

280,140

9,100

Hibbett Sports, Inc. (a)

328,510

10,300

Outerwall, Inc.

425,493

19,354

RONA, Inc., (Canada)

368,354

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016

J.P. MORGAN FUNDS

5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Specialty Retail — continued

10,300

Sally Beauty Holdings, Inc. (a)

323,420

12,200

Urban Outfitters, Inc. (a)

369,904

5,313,238

Textiles, Apparel & Luxury Goods — 0.5%

11,100

Movado Group, Inc.

313,131

45,712

Tumi Holdings, Inc. (a)

1,219,596

1,532,727

Total Consumer Discretionary

36,102,239

Consumer Staples — 4.1%

Beverages — 0.3%

9,936

Coca-Cola Enterprises, Inc.

521,441

21,100

Coca-Cola West Co., Ltd., (Japan)

571,948

1,093,389

Food & Staples Retailing — 2.1%

7,171

George Weston Ltd., (Canada)

622,283

38,488

Jean Coutu Group PJC, Inc. (The), (Canada), Class A

585,280

436,849

Metcash Ltd., (Australia) (a)

581,581

409,463

Rite Aid Corp. (a)

3,296,177

123,300

SUPERVALU, Inc. (a)

620,199

7,500

Sysco Corp.

345,525

8,266

Wal-Mart Stores, Inc.

552,747

10,500

Whole Foods Market, Inc.

305,340

6,909,132

Food Products — 1.2%

9,692

Campbell Soup Co.

598,093

28,151

ConAgra Foods, Inc.

1,254,409

4,500

Mead Johnson Nutrition Co.

392,175

105,000

Morinaga & Co. Ltd., (Japan)

502,789

6,560

Sanderson Farms, Inc.

601,815

7,776

Tyson Foods, Inc., Class A

511,816

3,861,097

Household Products — 0.4%

4,062

Clorox Co. (The)

508,684

15,029

Energizer Holdings, Inc.

653,611

1,162,295

Personal Products — 0.1%

11,300

Coty, Inc., Class A

343,520

Total Consumer Staples

13,369,433

SHARES

SECURITY DESCRIPTION

VALUE($)

Energy — 2.2%

Energy Equipment & Services — 0.4%

50,080

Noble Corp. plc, (United Kingdom)

562,398

153,680

WorleyParsons Ltd., (Australia)

807,619

1,370,017

Oil, Gas & Consumable Fuels — 1.8%

72,795

Bankers Petroleum Ltd., (Canada) (a)

110,234

35,672

Cameco Corp., (Canada)

446,362

30,100

Canadian Natural Resources Ltd., (Canada)

903,936

127,744

Columbia Pipeline Group, Inc.

3,272,801

6,751

Exxon Mobil Corp.

596,789

9,900

HollyFrontier Corp.

352,440

5,500

Valero Energy Corp.

323,785

6,006,347

Total Energy

7,376,364

Financials — 4.9%

Banks — 1.2%

10,492

Bank of Montreal, (Canada)

683,523

62,642

Bank of Queensland Ltd., (Australia)

532,678

8,665

Canadian Imperial Bank of Commerce, (Canada)

699,857

116,000

Hiroshima Bank Ltd. (The), (Japan)

419,958

150,600

Resona Holdings, Inc., (Japan)

532,411

18,800

Talmer Bancorp, Inc., Class A

364,720

13,350

Toronto-Dominion Bank (The), (Canada)

594,243

3,827,390

Capital Markets — 0.3%

3,800

Ameriprise Financial, Inc.

364,420

16,000

LPL Financial Holdings, Inc.

422,400

786,820

Diversified Financial Services — 0.4%

59,400

Element Financial Corp., (Canada)

666,575

4,500

MSCI, Inc.

341,730

11,000

Voya Financial, Inc.

357,170

1,365,475

Insurance — 2.6%

8,637

Aflac, Inc.

595,694

5,100

Allstate Corp. (The)

331,755

6,400

American International Group, Inc.

357,248

5,220

American National Insurance Co.

606,146

10,245

Argo Group International Holdings Ltd., (Bermuda)

563,168

35,852

Assured Guaranty Ltd., (Bermuda)

927,491

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

6

J.P. MORGAN FUNDS

APRIL 30, 2016

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Insurance — continued

9,172

Axis Capital Holdings Ltd., (Bermuda)

488,593

18,500

CNO Financial Group, Inc.

339,845

2,947

Everest Re Group Ltd., (Bermuda)

544,900

12,430

Hartford Financial Services Group, Inc. (The)

551,643

8,900

Loews Corp.

353,152

48,600

MBIA, Inc. (a)

379,080

28,077

Old Republic International Corp.

519,144

2,900

RenaissanceRe Holdings Ltd., (Bermuda)

321,639

13,950

Selective Insurance Group, Inc.

484,205

18,345

Sun Life Financial, Inc., (Canada)

625,780

3,000

Travelers Cos., Inc. (The)

329,700

400

White Mountains Insurance Group Ltd.

332,000

8,651,183

Real Estate Management & Development — 0.3%

20,500

Brookfield Asset Management, Inc., (Canada), Class A

692,755

21,000

St. Joe Co. (The) (a)

353,850

1,046,605

Thrifts & Mortgage Finance — 0.1%

28,000

Nationstar Mortgage Holdings, Inc. (a)

324,520

Total Financials

16,001,993

Health Care — 3.2%

Biotechnology — 0.2%

1,200

Biogen, Inc. (a)

329,988

3,700

Gilead Sciences, Inc.

326,377

656,365

Health Care Equipment & Supplies — 1.0%

61,071

Alere, Inc. (a)

2,381,769

9,165

ResMed, Inc.

511,407

3,480

Teleflex, Inc.

542,114

3,435,290

Health Care Providers & Services — 1.3%

7,135

Amsurg Corp. (a)

577,792

31,600

ExamWorks Group, Inc. (a)

1,139,180

5,600

Magellan Health, Inc. (a)

394,576

33,700

Medipal Holdings Corp., (Japan)

533,175

9,788

Molina Healthcare, Inc. (a)

506,627

12,878

Patterson Cos., Inc.

558,261

13,100

Suzuken Co., Ltd., (Japan)

448,913

4,158,524

Health Care Technology — 0.2%

40,108

Quality Systems, Inc.

564,721

SHARES

SECURITY DESCRIPTION

VALUE($)

Life Sciences Tools & Services — 0.2%

6,100

PRA Health Sciences, Inc. (a)

289,445

3,759

Thermo Fisher Scientific, Inc.

542,236

831,681

Pharmaceuticals — 0.3%

6,500

Kaken Pharmaceutical Co., Ltd., (Japan)

355,116

30,500

Mitsubishi Tanabe Pharma Corp., (Japan)

543,037

898,153

Total Health Care

10,544,734

Industrials — 9.9%

Aerospace & Defense — 0.4%

4,600

Curtiss-Wright Corp.

352,268

22,900

DigitalGlobe, Inc. (a)

507,464

3,300

United Technologies Corp.

344,421

1,204,153

Air Freight & Logistics — 1.0%

371,733

TNT Express N.V., (Netherlands) (a)

3,374,510

Airlines — 1.7%

8,000

American Airlines Group, Inc.

277,520

10,058

Delta Air Lines, Inc.

419,117

10,984

Hawaiian Holdings, Inc. (a)

462,097

26,945

SkyWest, Inc.

633,207

11,085

Southwest Airlines Co.

494,502

58,357

Virgin America, Inc. (a)

3,249,901

5,536,344

Building Products — 0.1%

7,600

Trex Co., Inc. (a)

360,620

Commercial Services & Supplies — 1.9%

17,209

ACCO Brands Corp. (a)

164,174

79,031

ADT Corp. (The)

3,317,721

21,836

Brady Corp., Class A

578,436

8,500

Copart, Inc. (a)

364,140

8,452

Gategroup Holding AG, (Switzerland) (a)

466,116

16,780

Herman Miller, Inc.

506,252

15,538

KAR Auction Services, Inc.

584,229

18,100

Pitney Bowes, Inc.

379,557

6,360,625

Construction & Engineering — 1.4%

19,113

CIMIC Group Ltd., (Australia)

516,930

10,170

EMCOR Group, Inc.

493,042

189,177

Fomento de Construcciones y Contratas S.A., (Spain) (a)

1,646,787

36,700

Kinden Corp., (Japan)

431,049

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016

J.P. MORGAN FUNDS

7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Construction & Engineering — continued

18,337

NCC AB, (Sweden), Class B

627,306

30,000

Nippo Corp., (Japan)

497,418

16,100

Quanta Services, Inc. (a)

381,892

4,594,424

Electrical Equipment — 0.5%

6,400

EnerSys

373,568

171,000

Fuji Electric Co., Ltd., (Japan)

727,647

54,000

Mitsubishi Electric Corp., (Japan)

573,881

1,675,096

Industrial Conglomerates — 0.2%

7,100

Danaher Corp.

686,925

Machinery — 1.9%

6,800

AGCO Corp.

363,596

21,241

American Railcar Industries, Inc.

871,094

27,312

Briggs & Stratton Corp.

578,195

6,000

Lincoln Electric Holdings, Inc.

376,020

43,900

Meritor, Inc. (a)

373,150

4,500

Nordson Corp.

345,285

74,000

OKUMA Corp., (Japan)

577,322

9,700

Oshkosh Corp.

473,845

111,000

Sumitomo Heavy Industries Ltd., (Japan)

466,487

42,700

Takeuchi Manufacturing Co., Ltd., (Japan)

636,894

35,555

Terex Corp.

849,409

10,900

Timken Co. (The)

388,367

6,299,664

Marine — 0.0% (g)

3,230

Wilh Wilhelmsen ASA, (Norway)

17,224

Professional Services — 0.3%

5,900

Huron Consulting Group, Inc. (a)

328,099

7,100

Insperity, Inc.

374,667

4,200

ManpowerGroup, Inc.

323,526

1,026,292

Road & Rail — 0.2%

89,000

Sankyu, Inc., (Japan)

413,641

18,200

Swift Transportation Co. (a)

302,484

716,125

Trading Companies & Distributors — 0.3%

40,100

ITOCHU Corp., (Japan)

509,615

1,500

WW Grainger, Inc.

351,780

861,395

Total Industrials

32,713,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 9.1%
	Communications Equipment — 1.1%
7,313	Harris Corp.	585,113
8,672	InterDigital, Inc.	494,131
642	InterDigital, Inc./PA	36,581
25,049	Juniper Networks, Inc.	586,147
4,400	Motorola Solutions, Inc.	330,836
15,071	NETGEAR, Inc. (a)	639,010
15,604	Plantronics, Inc.	599,974
15,800	Polycom, Inc. (a)	188,810
9,900	Ubiquiti Networks, Inc. (a)	352,638

		3,813,240

	Electronic Equipment, Instruments & Components — 2.5%
17,800	Corning, Inc.	332,326
88,873	Ingram Micro, Inc., Class A	3,106,111
22,257	Jabil Circuit, Inc.	386,381
12,496	Newport Corp. (a)	287,283
66,593	QLogic Corp. (a)	871,702
7,377	Rofin-Sinar Technologies, Inc. (a)	237,466
27,254	Sanmina Corp. (a)	644,557
8,600	ScanSource, Inc. (a)	349,848
6,410	SYNNEX Corp.	529,274
5,700	TE Connectivity Ltd., (Switzerland)	339,036
7,056	Tech Data Corp. (a)	484,677
43,449	Vishay Intertechnology, Inc.	528,340

		8,097,001

	Internet Software & Services — 0.6%
774	Alphabet, Inc., Class A (a)	547,899
5,600	Cornerstone OnDemand, Inc. (a)	192,360
12,351	Cvent, Inc. (a)	436,608
6,800	GrubHub, Inc. (a)	178,296
34,919	Opera Software ASA, (Norway)	285,263
15,200	Rackspace Hosting, Inc. (a)	347,624

		1,988,050

	IT Services — 1.1%
9,272	Broadridge Financial Solutions, Inc.	554,836
5,817	CACI International, Inc., Class A (a)	559,305
13,047	Leidos Holdings, Inc.	647,262
16,489	Sykes Enterprises, Inc. (a)	480,654
13,000	Teradata Corp. (a)	328,900
99,300	Xerox Corp.	953,280

		3,524,237

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 1.9%
10,300	Cree, Inc. (a)	252,453
155,659	Fairchild Semiconductor International, Inc. (a)	3,113,180
16,900	Integrated Device Technology, Inc. (a)	325,832
11,270	Mellanox Technologies Ltd., (Israel) (a)	487,427
16,352	NVIDIA Corp.	580,987
7,500	Qorvo, Inc. (a)	337,725
25,100	Rambus, Inc. (a)	291,662
17,800	Ulvac, Inc., (Japan)	545,778
10,386	Xilinx, Inc.	447,429

		6,382,473

	Software — 1.1%
11,100	CA, Inc.	329,226
16,187	Citrix Systems, Inc. (a)	1,324,744
3,400	Intuit, Inc.	343,026
17,500	Konami Holdings Corp., (Japan)	551,766
24,426	Nuance Communications, Inc. (a)	419,639
10,616	Open Text Corp., (Canada)	594,384

		3,562,785

	Technology Hardware, Storage & Peripherals — 0.8%
12,400	FUJIFILM Holdings Corp., (Japan)	508,999
45,774	Lexmark International, Inc., Class A	1,766,876
13,800	NCR Corp. (a)	401,442

		2,677,317

	Total Information Technology	30,045,103

	Materials — 6.7%
	Chemicals — 4.8%
23,328	Airgas, Inc.	3,322,840
11,791	Cabot Corp.	575,283
35,100	Daicel Corp., (Japan)	438,468
1,771,000	Fufeng Group Ltd., (China)	553,591
58,000	Huntsman Corp.	912,920
267,303	Incitec Pivot Ltd., (Australia)	649,582
4,100	LyondellBasell Industries N.V., Class A	338,947
102,000	Mitsubishi Gas Chemical Co., Inc., (Japan)	559,349
3,600	Monsanto Co.	337,248
127,000	Sumitomo Chemical Co., Ltd., (Japan)	574,017
8,133	Syngenta AG, (Switzerland)	3,262,677
149,000	Tosoh Corp., (Japan)	681,045
240,000	Ube Industries Ltd., (Japan)	455,829
30,548	Valspar Corp. (The)	3,259,166

		15,920,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.4%
253,388	CSR Ltd., (Australia)	654,235
131,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	564,783

		1,219,018

	Containers & Packaging — 0.3%
8,551	Avery Dennison Corp.	620,888
10,376	Bemis Co., Inc.	520,668

		1,141,556

	Metals & Mining — 1.0%
111,983	BlueScope Steel Ltd., (Australia)	546,740
11,400	Carpenter Technology Corp.	403,674
34,203	Commercial Metals Co.	612,918
211,184	Northern Star Resources Ltd., (Australia)	628,124
22,646	Steel Dynamics, Inc.	570,906
18,289	Worthington Industries, Inc.	690,410

		3,452,772

	Paper & Forest Products — 0.2%
8,200	Clearwater Paper Corp. (a)	489,868

	Total Materials	22,224,176

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.8%
14,101	AT&T, Inc.	547,401
7,771	Atlantic Tele-Network, Inc.	558,812
11,870	BCE, Inc., (Canada)	556,652
219	Inteliquent, Inc.	3,633
118,425	Vonage Holdings Corp. (a)	553,045
45,000	Windstream Holdings, Inc.	390,600

		2,610,143

	Wireless Telecommunication Services — 0.3%
21,900	KDDI Corp., (Japan)	630,846
32,294	NTELOS Holdings Corp. (a)	298,719

		929,565

	Total Telecommunication Services	3,539,708

	Utilities — 4.9%
	Electric Utilities — 0.7%
24,190	Empire District Electric Co. (The)	814,477
43,647	Hawaiian Electric Industries, Inc.	1,426,821

		2,241,298

	Gas Utilities — 2.8%
42,390	AGL Resources, Inc.	2,791,805
55,015	Piedmont Natural Gas Co., Inc.	3,289,897
132,180	Questar Corp.	3,313,753

		9,395,455

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Independent Power Producers & Energy Traders — 0.2%
35,740	Capital Power Corp., (Canada)	506,177

	Multi-Utilities — 1.2%
38,641	AGL Energy Ltd., (Australia)	535,232
121,534	TECO Energy, Inc.	3,374,999

		3,910,231

	Total Utilities	16,053,161

	Total Common Stocks (Cost $183,164,938)	187,970,308

Preferred Stocks — 2.7%
	Consumer Staples — 0.3%
	Food Products — 0.3%
14,650	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	1,068,571

	Total Consumer Staples	1,068,571

	Financials — 1.1%
	Banks — 0.5%
773	Bank of America Corp., Series L, 7.250% ($1,000 par value)	910,826
745	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	928,270

		1,839,096

	Real Estate Investment Trusts (REITs) — 0.6%
4,900	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	520,086
5,700	Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value)	605,426
4,750	Welltower, Inc., Series I, 6.500% ($50 par value)	293,217
9,600	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	494,496

		1,913,225

	Total Financials	3,752,321

	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
8,150	Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	377,752

	Materials — 0.2%
	Metals & Mining — 0.2%
15,350	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	584,528

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
6,800	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	709,240

	Wireless Telecommunication Services — 0.2%
8,800	T-Mobile US, Inc., 5.500%, 12/15/17 ($50 par value)	596,728

	Total Telecommunication Services	1,305,968

	Utilities — 0.6%
	Electric Utilities — 0.4%
16,200	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	785,052
	NextEra Energy, Inc.,
3,450	5.799%, 09/01/16 ($50 par value)	208,552
6,900	6.371%, 09/01/18 ($50 par value)	412,620

		1,406,224

	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
3,750	6.375%, 07/01/17 ($50 par value)	184,988
4,300	Series B, 6.000%, 07/01/16 ($49 par value)	238,693

		423,681

	Total Utilities	1,829,905

	Total Preferred Stocks (Cost $8,706,745)	8,919,045

PRINCIPAL AMOUNT($)
Convertible Bonds — 11.0%
	Consumer Discretionary — 1.4%
	Automobiles — 0.1%
600,000	Fiat Chrysler Automobiles N.V., (Netherlands), 7.875%, 12/15/16	423,645

	Internet & Catalog Retail — 0.8%
893,000	Ctrip.com International Ltd., (Cayman Islands), 1.250%, 10/15/18	1,136,343
	Priceline Group, Inc. (The),
148,000	0.350%, 06/15/20	180,745
125,000	1.000%, 03/15/18	185,234
639,000	Shutterfly, Inc., 0.250%, 05/15/18	637,003
506,000	Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19	520,231

		2,659,556

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Media — 0.4%
574,000	Liberty Interactive LLC, 1.000%, 09/30/43 (e)	492,564
646,000	Liberty Media Corp., 1.375%, 10/15/23	649,230

		1,141,794

	Textiles, Apparel & Luxury Goods — 0.1%
	Iconix Brand Group, Inc.,
194,000	1.500%, 03/15/18	145,864
195,000	2.500%, 06/01/16	195,122

		340,986

	Total Consumer Discretionary	4,565,981

	Energy — 0.4%
	Energy Equipment & Services — 0.4%
816,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	499,800
798,000	SEACOR Holdings, Inc., 2.500%, 12/15/27	778,549

	Total Energy	1,278,349

	Financials — 0.5%
	Capital Markets — 0.2%
672,000	Prospect Capital Corp., 4.750%, 04/15/20	626,220

	Real Estate Investment Trusts (REITs) — 0.3%
	Spirit Realty Capital, Inc.,
276,000	2.875%, 05/15/19	289,628
244,000	3.750%, 05/15/21	264,435
	Starwood Property Trust, Inc.,
355,000	4.000%, 01/15/19	362,544
233,000	4.550%, 03/01/18	237,077

		1,153,684

	Total Financials	1,779,904

	Health Care — 2.2%
	Biotechnology — 0.9%
740,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	659,987
741,000	Aegerion Pharmaceuticals, Inc., 2.000%, 08/15/19	351,975
	BioMarin Pharmaceutical, Inc.,
357,000	0.750%, 10/15/18	418,806
348,000	1.500%, 10/15/20	421,950
591,000	Cepheid, 1.250%, 02/01/21	506,783
661,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	611,838

		2,971,339

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.3%
	Hologic, Inc.,
168,000	SUB, 0.000%, 12/15/43	207,165
174,000	Series 2012, SUB, 2.000%, 03/01/42	220,001
454,000	NuVasive, Inc., 2.750%, 07/01/17	602,685

		1,029,851

	Health Care Providers & Services — 0.4%
360,000	Anthem, Inc., 2.750%, 10/15/42	699,075
	Molina Healthcare, Inc.,
274,000	1.125%, 01/15/20	380,860
341,000	1.625%, 08/15/44	380,641

		1,460,576

	Health Care Technology — 0.2%
593,000	Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20	610,790

	Life Sciences Tools & Services — 0.1%
187,000	Illumina, Inc., 0.500%, 06/15/21	192,610

	Pharmaceuticals — 0.3%
800,000	Jazz Investments I Ltd., (Bermuda), 1.875%, 08/15/21	890,000

	Total Health Care	7,155,166

	Industrials — 0.3%
	Machinery — 0.1%
436,000	Trinity Industries, Inc., 3.875%, 06/01/36	476,058

	Transportation Infrastructure — 0.2%
530,000	Macquarie Infrastructure Corp., 2.875%, 07/15/19	599,231

	Total Industrials	1,075,289

	Information Technology — 5.7%
	Communications Equipment — 0.7%
797,000	Brocade Communications Systems, Inc., 1.375%, 01/01/20	771,596
201,000	Ciena Corp., 3.750%, 10/15/18 (e)	225,622
391,000	Palo Alto Networks, Inc., Zero Coupon, 07/01/19	574,770
651,000	Viavi Solutions, Inc., 0.625%, 08/15/33	627,808

		2,199,796

	Internet Software & Services — 1.3%
643,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19	620,897
544,000	j2 Global, Inc., 3.250%, 06/15/29	596,700
598,000	MercadoLibre, Inc., 2.250%, 07/01/19	700,781
400,000	Qihoo 360 Technology Co., Ltd., (Cayman Islands), 2.500%, 09/15/18	397,500

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Internet Software & Services — continued
597,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18	586,179
926,000	Yandex N.V., (Netherlands), 1.125%, 12/15/18	834,558
637,000	YY, Inc., (Cayman Islands), 2.250%, 04/01/19	627,445

		4,364,060

	IT Services — 0.3%
800,000	Euronet Worldwide, Inc., 1.500%, 10/01/44	976,500

	Semiconductors & Semiconductor Equipment — 1.7%
	Intel Corp.,
221,000	2.950%, 12/15/35	273,626
189,000	3.250%, 08/01/39	287,398
273,000	Lam Research Corp., 1.250%, 05/15/18	379,811
400,000	Microchip Technology, Inc., 1.625%, 02/15/25	414,750
932,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43	659,972
101,000	Novellus Systems, Inc., 2.625%, 05/15/41	229,712
524,000	NVIDIA Corp., 1.000%, 12/01/18	933,703
800,000	NXP Semiconductors N.V., (Netherlands), 1.000%, 12/01/19	906,000
725,000	ON Semiconductor Corp., Series B, 2.625%, 12/15/26	770,766
550,000	Xilinx, Inc., 2.625%, 06/15/17	824,312

		5,680,050

	Software — 1.3%
821,000	Citrix Systems, Inc., 0.500%, 04/15/19	927,217
873,000	Nuance Communications, Inc., 2.750%, 11/01/31	871,909
478,000	Red Hat, Inc., 0.250%, 10/01/19	588,836
746,000	Rovi Corp., 0.500%, 03/01/20	707,301
483,000	salesforce.com, Inc., 0.250%, 04/01/18	609,184
541,000	Verint Systems, Inc., 1.500%, 06/01/21	486,224

		4,190,671

	Technology Hardware, Storage & Peripherals — 0.4%
751,000	Electronics For Imaging, Inc., 0.750%, 09/01/19	769,305
	SanDisk Corp.,
232,000	0.500%, 10/15/20	240,265
270,000	1.500%, 08/15/17	422,044

		1,431,614

	Total Information Technology	18,842,691

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.5%
	Metals & Mining — 0.5%
695,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17	755,378
756,000	Royal Gold, Inc., 2.875%, 06/15/19	762,142

	Total Materials	1,517,520

	Total Convertible Bonds (Cost $37,071,858)	36,214,900

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Health Care — 0.0%
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics International Ltd. (a)	—

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
3,314	Leap Wireless International, Inc. (a)	8,351

	Total Rights (Cost $—)	8,351

SHARES
Short-Term Investments — 25.6%
	Investment Companies — 25.6%
84,341,457	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.390% (b) (l) ^^ (Cost $84,341,457)	84,341,457

	Total Investments — 96.4% (Cost 313,284,998)	317,454,061
	Other Assets in Excess of Liabilities — 3.6%	11,819,674

	NET ASSETS — 100.0%	$329,273,735

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	LME Nickel Futures^	05/16/16	USD	339,012	18,258
6	LME Zinc Futures^	05/16/16	USD	290,100	21,719
63	LME Aluminum Futures^	05/16/16	USD	2,636,156	187,291
2	Feeder Cattle Futures^	05/26/16	USD	140,425	(14,993)
66	Euro Bobl	06/08/16	EUR	9,888,766	(36,121)
21	Euro Bund	06/08/16	EUR	3,892,576	(21,862)
147	Euro Schatz	06/08/16	EUR	18,812,547	(26,131)
9	Euro-Buxl 30-Year Bond	06/08/16	EUR	1,684,735	(27,344)
7	10 Year Japanese Government Bond	06/13/16	JPY	9,966,447	21,590
3	LME Aluminum Futures^	06/13/16	USD	125,981	2,916
6	LME Zinc Futures^	06/13/16	USD	290,250	17,382
14	Lean Hogs Futures^	06/14/16	USD	457,520	(2,551)
256	10 Year Australian Government Bond	06/15/16	AUD	25,429,782	(78,665)
5	E-mini S&P 500	06/17/16	USD	514,775	(5,673)
1	FTSE 100 Index	06/17/16	GBP	91,006	(284)
10	10 Year Canadian Government Bond	06/21/16	CAD	1,109,110	(23,266)
296	10 Year U.S. Treasury Note	06/21/16	USD	38,498,500	(68,922)
12	U.S. Long Bond	06/21/16	USD	1,959,750	(8,362)
17	Gold 100 OZ Futures^	06/28/16	USD	2,193,850	237,226
196	Long Gilt	06/28/16	GBP	34,251,693	(443,158)
38	2 Year U.S. Treasury Note	06/30/16	USD	8,307,750	6,111
47	5 Year U.S. Treasury Note	06/30/16	USD	5,682,961	16,181
39	Live Cattle Futures^	06/30/16	USD	1,792,830	(138,255)
69	Sugar No. 11 (World Markets) Futures^	06/30/16	USD	1,261,210	133,617
69	Cotton No.2 Futures^	07/07/16	USD	2,200,065	210,484
37	Cocoa Futures^	07/14/16	USD	1,196,210	93,872
21	Soybean Futures^	07/14/16	USD	1,081,238	36,226
4	Coffee ‘C’ Futures^	07/19/16	USD	182,250	(2,262)
5	Copper Futures^	07/27/16	USD	285,438	3,212
14	Silver Futures^	07/27/16	USD	1,247,330	137,783
15	Feeder Cattle Futures^	08/25/16	USD	1,052,813	(80,544)
6	Gold 100 OZ Futures^	08/29/16	USD	775,560	32,864
28	Live Cattle Futures^	08/31/16	USD	1,259,160	(77,433)
42	Cocoa Futures^	09/15/16	USD	1,357,440	93,378
	Short Futures Outstanding
(30)	LME Nickel Futures^	05/16/16	USD	(1,695,060)	(150,247)
(6)	LME Zinc Futures^	05/16/16	USD	(290,100)	(22,666)
(5)	CAC 40 Index	05/20/16	EUR	(250,758)	(1,089)
(2)	IBEX 35 Index	05/20/16	EUR	(206,781)	(10,186)
(42)	WTI Crude Oil Futures^	05/20/16	USD	(1,928,640)	(239,939)
(131)	Natural Gas Futures^	05/26/16	USD	(2,853,180)	(119,012)
(2)	Hang Seng Index	05/30/16	HKD	(267,913)	6,566
(127)	Euro Bund	06/08/16	EUR	(23,540,809)	136,405
(4)	TOPIX Index	06/09/16	JPY	(477,019)	23,102
(23)	10 Year Japanese Government Bond	06/13/16	JPY	(32,746,898)	(48,264)
(7)	LME Aluminum Futures^	06/13/16	USD	(293,956)	(33,246)
(103)	Lean Hogs Futures^	06/14/16	USD	(3,366,040)	(89,234)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
(30)	3 Year Australian Government Bond	06/15/16	AUD	(2,556,069)	(9,676)
(3)	SPI 200 Index	06/16/16	AUD	(296,647)	(6,310)
(1)	DAX Index	06/17/16	EUR	(289,383)	(2,686)
(8)	Euro STOXX 50 Index	06/17/16	EUR	(273,138)	3,223
(601)	E-mini S&P 500	06/17/16	USD	(61,875,955)	(2,352,652)
(4)	FTSE/MIB Index	06/17/16	EUR	(419,193)	4,339
(263)	10 Year Canadian Government Bond	06/21/16	CAD	(29,169,586)	406,185
(11)	WTI Crude Oil Futures^	06/21/16	USD	(513,590)	(55,069)
(42)	Natural Gas Futures^	06/28/16	USD	(975,240)	(51,360)
(32)	Cotton No.2 Futures^	07/07/16	USD	(1,020,320)	342
(126)	CBOT Wheat Futures^	07/14/16	USD	(3,077,550)	(86,147)
(8)	Cocoa Futures^	07/14/16	USD	(258,640)	(24,983)
(27)	Corn Futures^	07/14/16	USD	(528,863)	(36,530)
(16)	Coffee ‘C’ Futures^	07/19/16	USD	(729,000)	23,110
(5)	Feeder Cattle Futures^	08/25/16	USD	(350,938)	5,060
(62)	CBOT Wheat Futures^	09/14/16	USD	(1,544,575)	(31,408)
(11)	Coffee ‘C’ Futures^	09/20/16	USD	(508,819)	33,174

					(2,514,914)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,016,728 710,383	CAD for EUR	Royal Bank of Canada	05/18/16	$813,780	#	$810,335	#	$(3,445)
7,983,843	AUD	Merrill Lynch International	05/18/16	6,010,677		6,066,676		55,999
560,697	AUD	Royal Bank of Canada	05/18/16	421,640		426,056		4,416
8,518,927	BRL	Goldman Sachs International†	05/18/16	2,300,858		2,464,273		163,415
919,698	CAD	HSBC Bank, N.A.	05/18/16	717,116		733,001		15,885
756,821	CAD	Royal Bank of Canada	05/18/16	575,333		603,188		27,855
292,220	CAD	Standard Chartered Bank	05/18/16	223,437		232,900		9,463
9,231,176	CAD	State Street Corp.	05/18/16	7,053,897		7,357,269		303,372
369,837	GBP	Royal Bank of Canada	05/18/16	526,205		540,407		14,202
11,758,045	HKD	State Street Corp.	05/18/16	1,515,861		1,516,059		198
158,381,606	INR	HSBC Bank, N.A.†	05/18/16	2,370,982		2,376,194		5,212
42,361,176	JPY	BNP Paribas	05/18/16	390,029		398,264		8,235
344,877,601	JPY	HSBC Bank, N.A.	05/18/16	3,142,042		3,242,414		100,372
89,335,771	JPY	Merrill Lynch International	05/18/16	804,596		839,903		35,307
69,481,217	JPY	Morgan Stanley	05/18/16	630,137		653,237		23,100
70,687,933	JPY	Royal Bank of Canada	05/18/16	658,600		664,582		5,982
184,599,087	JPY	Standard Chartered Bank	05/18/16	1,694,011		1,735,533		41,522
6,901,593	NZD	Standard Chartered Bank	05/18/16	4,676,014		4,815,025		139,011
161,134,867	RUB	Credit Suisse International†	05/18/16	2,373,715		2,477,339		103,624
6,760,050	TRY	Citibank, N.A.	05/18/16	2,338,039		2,406,110		68,071
35,371,954	ZAR	Deutsche Bank AG	05/18/16	2,321,175		2,476,845		155,670
				$41,558,144		$42,835,610		$1,277,466

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2016 of the currency being sold, and the value at April 30, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
694,058	AUD	State Street Corp.	05/18/16	$527,591	$527,393	$198
8,994,633	AUD	Union Bank of Switzerland AG	05/18/16	6,773,975	6,834,744	(60,769)
9,482,430	CAD	HSBC Bank, N.A.	05/18/16	7,247,092	7,557,519	(310,427)
3,528,394	CAD	State Street Corp.	05/18/16	2,696,182	2,812,138	(115,956)
9,901,475	CHF	Deutsche Bank AG	05/18/16	10,373,925	10,328,138	45,787
446,280	CHF	Union Bank of Switzerland AG	05/18/16	464,573	465,511	(938)
56,771,006	CZK	Citibank, N.A.	05/18/16	2,390,974	2,404,352	(13,378)
4,129,482	EUR	Royal Bank of Canada	05/18/16	4,706,218	4,730,534	(24,316)
5,957,595	GBP	Citibank, N.A.	05/18/16	8,392,306	8,705,266	(312,960)
6,435,387	HKD	Goldman Sachs International	05/18/16	829,744	829,766	(22)
16,485,743	HKD	Union Bank of Switzerland AG	05/18/16	2,125,880	2,125,639	241
8,969,796	ILS	Merrill Lynch International	05/18/16	2,371,483	2,401,083	(29,600)
57,850,773	JPY	BNP Paribas	05/18/16	520,765	543,892	(23,127)
116,534,240	JPY	HSBC Bank, N.A.	05/18/16	1,056,840	1,095,612	(38,772)
2,192,949,916	JPY	Royal Bank of Canada	05/18/16	20,190,362	20,617,319	(426,957)
207,943,828	JPY	Standard Chartered Bank	05/18/16	1,907,059	1,955,013	(47,954)
9,359,056	MYR	HSBC Bank, N.A.†	05/18/16	2,392,091	2,388,100	3,991
23,324,332	NOK	Citibank, N.A.	05/18/16	2,814,019	2,896,589	(82,570)
8,918,705	PLN	Deutsche Bank AG	05/18/16	2,363,988	2,335,766	28,222
6,382,707	SEK	State Street Corp.	05/18/16	782,854	795,234	(12,380)
77,435,089	TWD	Goldman Sachs International†	05/18/16	2,387,540	2,397,000	(9,460)
				$83,315,461	$84,746,608	$(1,431,147)

Total Return Basket Swaps* Outstanding at April 30, 2016
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE**
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in HKD which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	$(4,100)
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in ZAR which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	812,967

Total			$808,867

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details
**	This represents the value of the swap subsequent to reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

AUD	— Australian Dollar
BRL	— Brazilian Real
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
CZK	— Czech Republic Koruna
DAX	— German Stock Index
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
IBEX	— International Business Exchange
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
MSCI	— Morgan Stanley Capital International
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PA	— Port Authority
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SPI	— Australian Securities Exchange
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2016.

TOPIX	— Tokyo Stock Price Index
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2016.
†	— Non-deliverable forward. See Note 2.C.(2) in the notes to consolidated financial statements.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2016

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 3.1%
Automobiles — 0.8%
Daihatsu Motor Co., Ltd. (Japan)	214,800	3,028,195	2,866,520	(161,675)

Internet & Catalog Retail — 0.2%
Home Retail Group plc (United Kingdom)	233,182	581,258	582,043	785

Media — 1.5%
Media General, Inc. (a)	48,548	841,337	841,337	—
Time Warner Cable, Inc.	18,660	3,957,972	3,957,972	—

	67,208	4,799,309	4,799,309	—

Specialty Retail — 0.6%
Office Depot, Inc. (a)	345,070	2,029,012	2,029,012	—

Total Consumer Discretionary	860,260	10,437,774	10,276,884	(160,890)

Consumer Staples — 2.1%
Beverages — 0.9%
SABMiller plc (United Kingdom)	51,936	3,175,841	3,180,871	5,030

Food & Staples Retailing — 1.2%
Delhaize Group (Belgium)	30,607	3,207,810	3,216,326	8,516
METRO AG (Germany)	21,833	693,747	696,553	2,806

	52,440	3,901,557	3,912,879	11,322

Total Consumer Staples	104,376	7,077,398	7,093,750	16,352

Energy — 0.7%
Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	45,463	2,198,591	2,198,591	—

Financials — 3.6%
Banks — 1.7%
First Niagara Financial Group, Inc.	289,635	3,058,546	3,058,546	—
FirstMerit Corp.	121,837	2,699,908	2,699,908	—

	411,472	5,758,454	5,758,454	—

Diversified Financial Services — 1.0%
London Stock Exchange Group plc (United Kingdom)	77,396	3,068,054	3,074,311	6,257

Thrifts & Mortgage Finance — 0.9%
Astoria Financial Corp.	197,781	2,974,626	2,974,626	—

Total Financials	686,649	11,801,134	11,807,391	6,257

Health Care — 1.7%
Biotechnology — 0.3%
Baxalta, Inc.	20,220	848,229	848,229	—

Health Care Equipment & Supplies — 0.9%
St. Jude Medical, Inc.	39,931	3,042,742	3,042,742	—

Health Care Providers & Services — 0.2%
Cigna Corp.	4,842	670,811	670,811	—

Pharmaceuticals — 0.3%
Meda AB (Sweden), Class A	61,276	1,130,070	1,132,382	2,312

Total Health Care	126,269	5,691,852	5,694,164	2,312

Industrials — 0.1%
Professional Services — 0.1%
Insperity Inc.	3,200	168,864	168,864	—

Information Technology — 2.1%
Communications Equipment — 0.3%
Polycom, Inc. (a)	46,056	550,369	550,369	—
Ruckus Wireless Inc (a)	42,620	585,599	585,599	—

	88,676	1,135,968	1,135,968	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
IT Services — 0.0% (g)
Global Payments, Inc.	231	16,674	16,674	—

Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	45,503	3,182,480	3,182,480	—

Software — 0.1%
TiVo, Inc. (a)	36,800	367,264	367,264	—

Technology Hardware, Storage & Peripherals — 0.7%
EMC Corp.	27,056	706,432	706,432	—
SanDisk Corp. (a)	19,631	1,474,877	1,474,877	—

	46,687	2,181,309	2,181,309	—

Total Information Technology	217,897	6,883,695	6,883,695	—

Materials — 1.4%
Chemicals — 0.3%
Axiall Corp.	43,855	1,032,785	1,032,785	—

Containers & Packaging — 1.1%
Rexam plc (United Kingdom)	389,486	3,556,859	3,562,120	5,261

Total Materials	433,341	4,589,644	4,594,905	5,261

Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Cable & Wireless Communications plc	380,345	409,026	410,072	1,046

Utilities — 1.1%
Electric Utilities — 1.1%
ITC Holdings Corp.	80,530	3,548,957	3,548,957	—

Total Long Positions of Total Return Basket Swap	2,938,330	52,806,935	52,677,273	(129,662)

Short Positions

Common Stocks
Consumer Discretionary — 2.2%
Automobiles — 0.9%
Toyota Motor Corp. (Japan)	55,300	2,938,592	2,803,143	135,449

Hotels, Restaurants & Leisure — 0.5%
Marriott International, Inc., Class A	24,504	1,717,485	1,717,485	—

Media — 0.6%
Charter Communications, Inc., Class A (a)	7,225	1,533,434	1,533,434	—
Nexstar Broadcasting Group, Inc., Class A	6,002	308,083	308,083	—

	13,227	1,841,517	1,841,517	—

Specialty Retail — 0.2%
Staples, Inc.	74,745	762,399	762,399	—

Total Consumer Discretionary	167,776	7,259,993	7,124,544	135,449

Consumer Staples — 1.1%
Food & Staples Retailing — 1.1%
Koninklijke Ahold N.V. (Netherlands)	170,065	3,699,925	3,703,034	(3,109)

Energy — 0.8%
Energy Equipment & Services — 0.8%
Halliburton Co.	59,833	2,471,701	2,471,701	—

Oil, Gas & Consumable Fuels — 0.0% (g)
Royal Dutch Shell plc (Netherlands), Class A	31	806	812	(6)

Total Energy	59,864	2,472,507	2,472,513	(6)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Financials — 3.1%
Banks — 1.4%
Huntington Bancshares, Inc.	207,463	2,087,078	2,087,078	—
KeyCorp	194,981	2,396,316	2,396,316	—

	402,444	4,483,394	4,483,394	—

Diversified Financial Services — 0.8%
Deutsche Boerse AG (Germany)	33,874	2,780,672	2,787,444	(6,772)

Thrifts & Mortgage Finance — 0.9%
New York Community Bancorp, Inc.	195,803	2,942,919	2,942,919	—

Total Financials	632,121	10,206,985	10,213,757	(6,772)

Health Care — 0.7%
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	34,423	1,339,055	1,339,055	—

Pharmaceuticals — 0.3%
Mylan N.V. (a)	4,683	195,328	195,328	—
Shire plc (Ireland)	3,377	632,917	632,917	—

	8,060	828,245	828,245	—

Total Health Care	42,483	2,167,300	2,167,300	—

Information Technology — 0.8%
Communications Equipment — 0.3%
Brocade Communications Systems, Inc.	31,645	304,108	304,108	—
Mitel Networks Corp. (Canada) (a)	80,221	559,943	559,943	—

	111,866	864,051	864,051	—

Semiconductors & Semiconductor Equipment — 0.5%
Lam Research Corp.	22,523	1,720,757	1,720,757	—

Technology Hardware, Storage & Peripherals — 0.0% (g)
Western Digital Corp.	4,685	191,453	191,453	—

Total Information Technology	139,074	2,776,261	2,776,261	—

Materials — 0.5%
Chemicals — 0.1%
Westlake Chemical Corp.	8,540	428,622	428,622	—

Containers & Packaging — 0.4%
Ball Corp.	17,207	1,228,236	1,228,236	—

Total Materials	25,747	1,656,858	1,656,858	—

Utilities — 0.9%
Electric Utilities — 0.9%
Fortis, Inc. (Canada)	59,952	1,901,721	1,901,721	—
NextEra Energy, Inc.	10,427	1,226,007	1,226,007	—

Total Utilities	70,379	3,127,728	3,127,728	—

Total Short Positions of Total Return Basket Swap	1,307,509	33,367,557	33,241,995	125,562

Total of Long and Short Positions of Total Return Basket Swap	1,630,821	19,439,378	19,435,278	(4,100)

Outstanding swap contract, at value				$(4,100)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 5.5%
Auto Components — 1.1%
Cooper Tire & Rubber Co.	14,602	504,353	504,353	—
Cooper-Standard Holding, Inc. (a)	7,215	556,349	556,349	—
GKN plc (United Kingdom)	126,986	517,115	518,220	1,105
Lear Corp.	4,108	472,954	472,954	—
Linamar Corp. (Canada)	10,802	467,739	467,739	—
Magna International, Inc. (Canada)	12,090	507,805	507,805	—
Valeo S.A. (France)	3,386	536,790	537,084	294

	179,189	3,563,105	3,564,504	1,399

Automobiles — 0.5%
Peugeot S.A. (France) (a)	31,391	505,196	505,902	706
Renault S.A. (France)	5,134	495,456	495,368	(88)
Thor Industries, Inc.	8,128	520,355	520,355	—

	44,653	1,521,007	1,521,625	618

Distributors — 0.1%
Inchcape plc (United Kingdom)	46,863	463,910	464,834	924

Hotels, Restaurants & Leisure — 0.6%
Carnival plc	9,120	452,674	454,895	2,221
Ladbrokes plc (United Kingdom)	322,239	551,824	552,864	1,040
William Hill plc (United Kingdom)	110,440	504,602	505,629	1,027
Wyndham Worldwide Corp.	6,202	440,032	440,032	—

	448,001	1,949,132	1,953,420	4,288

Household Durables — 1.0%
Barratt Developments plc (United Kingdom)	57,217	445,184	445,572	388
Bellway plc (United Kingdom)	12,802	457,727	458,404	677
Berkeley Group Holdings plc (United Kingdom)	9,593	419,804	420,370	566
Bovis Homes Group plc (United Kingdom)	36,089	459,818	460,588	770
KB Home	36,297	492,550	492,550	—
Persimmon plc (United Kingdom)	19,726	572,706	573,752	1,046
Taylor Wimpey plc (United Kingdom)	195,220	525,708	526,617	909

	366,944	3,373,497	3,377,853	4,356

Media — 0.3%
ProSiebenSat.1 Media SE (Germany)	9,311	474,653	475,653	1,000
Publicis Groupe S.A. (France)	7,498	554,886	554,876	(10)

	16,809	1,029,539	1,030,529	990

Multiline Retail — 0.7%
Big Lots, Inc.	10,626	487,308	487,308	—
Dillard’s, Inc., Class A	5,977	421,080	421,080	—
Macy’s, Inc.	11,756	465,420	465,420	—
Marks & Spencer Group plc (United Kingdom)	71,133	440,168	441,240	1,072
Target Corp.	7,067	561,827	561,827	—

	106,559	2,375,803	2,376,875	1,072

Specialty Retail — 1.2%
American Eagle Outfitters, Inc.	37,037	529,999	529,999	—
Best Buy Co., Inc.	14,742	472,923	472,923	—
Children’s Place, Inc. (The)	6,210	483,821	483,821	—
Foot Locker, Inc.	9,000	552,960	552,960	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Specialty Retail — continued
GameStop Corp., Class A	19,659	644,815	644,815	—
Outerwall, Inc.	15,086	623,203	623,203	—
WH Smith plc (United Kingdom)	19,570	478,962	479,427	465

	121,304	3,786,683	3,787,148	465

Total Consumer Discretionary	1,330,322	18,062,676	18,076,788	14,112

Consumer Staples — 2.3%
Beverages — 0.2%
Dr. Pepper Snapple Group, Inc.	6,433	584,824	584,824	—

Food & Staples Retailing — 0.7%
Delhaize Group (Belgium)	5,558	582,514	584,061	1,547
Metro, Inc. (Canada)	17,481	585,022	585,022	—
SpartanNash Co.	17,101	473,698	473,698	—
Wm Morrison Supermarkets plc (United Kingdom)	216,111	603,437	604,698	1,261

	256,251	2,244,671	2,247,479	2,808

Food Products — 1.1%
Cal-Maine Foods, Inc.	9,624	488,514	488,514	—
Darling Ingredients, Inc. (a)	39,357	570,283	570,283	—
Dean Foods Co.	29,926	515,625	515,625	—
Ebro Foods S.A. (Spain)	28,257	640,319	641,154	835
Fresh Del Monte Produce, Inc.	13,980	604,775	604,775	—
Ingredion, Inc.	4,854	558,647	558,647	—
Pinnacle Foods, Inc.	11,039	470,151	470,151	—

	137,037	3,848,314	3,849,149	835

Tobacco — 0.3%
Imperial Brands plc (United Kingdom)	9,976	542,025	542,427	402
Universal Corp.	9,262	505,242	505,242	—

	19,238	1,047,267	1,047,669	402

Total Consumer Staples	418,959	7,725,076	7,729,121	4,045

Energy — 4.5%
Energy Equipment & Services — 0.8%
Baker Hughes, Inc.	7,961	384,994	384,994	—
Hunting plc (United Kingdom)	124,904	668,875	671,345	2,470
John Wood Group plc (United Kingdom)	56,791	518,211	519,528	1,317
Petrofac Ltd. (United Kingdom)	43,489	536,947	538,807	1,860
Rowan Cos plc, Class A (a)	32,194	605,569	605,569	—

	265,339	2,714,596	2,720,243	5,647

Oil, Gas & Consumable Fuels — 3.7%
Alon USA Energy, Inc.	51,708	542,934	542,934	—
BP plc (United Kingdom)	105,472	575,988	581,086	5,098
Chevron Corp.	5,650	577,317	577,317	—
CVR Energy, Inc.	20,566	499,342	499,342	—
Enbridge Income Fund Holdings, Inc. (Canada)	22,781	526,358	526,358	—
Eni S.p.A. (Italy)	36,700	596,731	599,565	2,834
Galp Energia SGPS S.A. (Portugal)	40,307	553,612	553,795	183
HollyFrontier Corp.	12,475	444,110	444,110	—
Koninklijke Vopak N.V. (Netherlands)	10,506	570,759	571,203	444
Marathon Petroleum Corp.	17,241	673,778	673,778	—
Neste Oil OYJ (Finland)	18,402	588,730	589,684	954
Nordic American Tankers Ltd. (Norway)	35,635	549,135	549,135	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
OMV AG (Austria)	20,937	628,356	629,995	1,639
PBF Energy, Inc., Class A	15,612	502,394	502,394	—
Phillips 66	5,877	482,560	482,560	—
Ship Finance International Ltd. (Norway)	35,081	532,179	532,179	—
Tesoro Corp.	6,026	480,212	480,212	—
TOTAL S.A. (France)	11,339	570,375	573,082	2,707
Valero Energy Corp.	8,006	471,313	471,313	—
Veresen, Inc. (Canada)	76,966	556,987	556,987	—
Western Refining, Inc.	20,277	542,613	542,613	—
World Fuel Services Corp.	11,588	541,507	541,507	—

	589,152	12,007,290	12,021,149	13,859

Total Energy	854,491	14,721,886	14,741,392	19,506

Financials — 4.7%
Banks — 0.6%
Erste Group Bank AG (Austria) (a)	17,900	514,869	515,273	404
Fulton Financial Corp.	38,739	541,959	541,959	—
National Bank of Canada (Canada)	17,644	630,555	630,555	—
Virgin Money Holdings UK plc (United Kingdom)	96,939	517,136	518,287	1,151

	171,222	2,204,519	2,206,074	1,555

Capital Markets — 0.5%
3i Group plc (United Kingdom)	74,223	513,624	514,816	1,192
Jafco Co., Ltd. (Japan)	17,500	511,513	484,144	(27,369)
Mediobanca S.p.A. (Italy)	81,905	672,910	674,689	1,779

	173,628	1,698,047	1,673,649	(24,398)

Diversified Financial Services — 0.2%
Groupe Bruxelles Lambert S.A. (Belgium)	6,330	559,051	560,043	992

Insurance — 3.2%
Aegon N.V. (Netherlands)	96,076	551,379	552,373	994
Allianz SE (Germany)	2,977	505,357	506,471	1,114
American Financial Group, Inc.	7,366	509,064	509,064	—
Aspen Insurance Holdings Ltd. (Bermuda)	12,076	559,723	559,723	—
Aviva plc (United Kingdom)	79,978	505,302	506,700	1,398
AXA S.A. (France)	21,803	549,616	550,517	901
Baloise Holding AG (Switzerland)	4,504	557,307	558,300	993
First American Financial Corp.	14,775	532,196	532,196	—
Hannover Rueck SE (Germany)	4,386	500,110	501,412	1,302
Hanover Insurance Group, Inc. (The)	6,820	584,883	584,883	—
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3,019	559,846	561,249	1,403
NN Group N.V. (Netherlands)	14,658	507,888	508,817	929
Power Corp. of Canada (Canada)	26,122	634,781	634,781	—
Reinsurance Group of America, Inc.	5,400	514,188	514,188	—
SCOR SE (France)	13,495	459,478	459,716	238
Swiss Life Holding AG (Switzerland) (a)	2,024	510,800	511,903	1,103
Swiss Re AG (Switzerland)	5,318	471,762	472,656	894
Talanx AG (Germany)	15,483	513,692	515,281	1,589
Universal Insurance Holdings, Inc.	24,379	429,314	429,314	—
Validus Holdings Ltd. (Bermuda)	12,394	571,239	571,239	—

	373,053	10,527,925	10,540,783	12,858

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	16,135	573,106	574,408	1,302

Total Financials	740,368	15,562,648	15,554,957	(7,691)

Health Care — 2.9%
Health Care Equipment & Supplies — 0.3%
CR Bard, Inc.	2,557	542,519	542,519	—
Hill-Rom Holdings, Inc.	10,811	522,712	522,712	—

	13,368	1,065,231	1,065,231	—

Health Care Providers & Services — 1.8%
Aetna, Inc.	4,594	515,768	515,768	—
Cardinal Health, Inc.	7,305	573,150	573,150	—
Chemed Corp.	3,857	500,561	500,561	—
Express Scripts Holding Co. (a)	5,765	425,053	425,053	—
Humana, Inc.	3,235	572,821	572,821	—
Magellan Health, Inc. (a)	7,630	537,610	537,610	—
Owens & Minor, Inc.	12,823	466,629	466,629	—
Quest Diagnostics, Inc.	7,946	597,301	597,301	—
RHOEN-KLINIKUM AG (Germany)	16,841	523,267	523,957	690
UnitedHealth Group, Inc.	4,859	639,833	639,833	—
Universal Health Services, Inc., Class B	4,511	603,031	603,031	—

	79,366	5,955,024	5,955,714	690

Life Sciences Tools & Services — 0.2%
Lonza Group AG (Switzerland) (a)	3,254	541,372	542,729	1,357

Pharmaceuticals — 0.6%
Johnson & Johnson	4,790	536,863	536,863	—
Roche Holding AG (Switzerland)	1,878	480,610	481,452	842
Sanofi (France)	6,473	534,473	533,547	(926)
STADA Arzneimittel AG (Germany)	13,746	583,161	584,454	1,293

	26,887	2,135,107	2,136,316	1,209

Total Health Care	122,875	9,696,734	9,699,990	3,256

Industrials — 5.1%
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc.	3,848	557,075	557,075	—
QinetiQ Group plc (United Kingdom)	166,069	542,812	543,890	1,078

	169,917	1,099,887	1,100,965	1,078

Air Freight & Logistics — 0.2%
Royal Mail plc (United Kingdom)	81,752	581,612	582,284	672

Airlines — 0.6%
Alaska Air Group, Inc.	7,477	526,605	526,605	—
Deutsche Lufthansa AG (Germany)	32,421	503,397	504,790	1,393
easyJet plc (United Kingdom)	19,034	409,664	410,246	582
JetBlue Airways Corp. (a)	24,341	481,708	481,708	—

	83,273	1,921,374	1,923,349	1,975

Building Products — 0.2%
Owens Corning	10,963	505,065	505,065	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	16,042	516,071	516,071	—
Deluxe Corp.	9,984	626,795	626,795	—
RR Donnelley & Sons Co.	31,605	549,927	549,927	—
Tetra Tech, Inc.	20,572	604,817	604,817	—

	78,203	2,297,610	2,297,610	—

Construction & Engineering — 1.1%
ACS Actividades de Construccion y Servicios S.A. (Spain)	17,618	582,510	584,329	1,819
Boskalis Westminster N.V. (Netherlands)	12,151	506,521	506,734	213
Carillion plc (United Kingdom)	103,135	443,045	443,909	864
Comfort Systems USA, Inc.	16,315	481,129	481,129	—
Eiffage S.A. (France)	6,940	551,736	552,094	358
MasTec, Inc. (a)	25,609	580,300	580,300	—
Vinci S.A. (France)	7,118	531,737	531,631	(106)

	188,886	3,676,978	3,680,126	3,148

Electrical Equipment — 0.3%
AZZ, Inc.	9,718	533,713	533,713	—
OSRAM Licht AG (Germany)	9,940	518,725	519,056	331

	19,658	1,052,438	1,052,769	331

Machinery — 0.6%
Barnes Group, Inc.	13,111	425,976	425,976	—
Kennametal, Inc.	23,047	538,839	538,839	—
KION Group AG (Germany) (a)	9,007	490,715	491,850	1,135
Wabash National Corp. (a)	46,408	661,314	661,314	—

	91,573	2,116,844	2,117,979	1,135

Marine — 0.1%
Matson, Inc.	11,099	431,529	431,529	—

Professional Services — 0.8%
Adecco S.A. (Switzerland)	7,939	511,032	512,490	1,458
Korn/Ferry International	17,319	470,038	470,038	—
ManpowerGroup, Inc.	5,596	431,060	431,060	—
Randstad Holding N.V. (Netherlands)	8,859	475,804	476,050	246
USG People N.V. (Netherlands)	29,361	585,321	586,101	780

	69,074	2,473,255	2,475,739	2,484

Transportation Infrastructure — 0.2%
Aena S.A. (Spain) (a)	4,034	575,313	576,278	965

Total Industrials	808,432	16,731,905	16,743,693	11,788

Information Technology — 5.4%
Communications Equipment — 0.1%
Cisco Systems, Inc.	17,430	479,151	479,151	—

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	24,812	463,240	463,240	—
Methode Electronics, Inc.	20,896	621,238	621,238	—

	45,708	1,084,478	1,084,478	—

Internet Software & Services — 0.3%
j2 Global, Inc.	7,306	464,077	464,077	—
Match Group, Inc. (a)	46,865	534,261	534,261	—

	54,171	998,338	998,338	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
IT Services — 2.2%
Amdocs Ltd.	9,521	538,317	538,317	—
Atos SE (France)	6,667	593,089	593,407	318
Capgemini S.A. (France)	6,336	591,503	591,419	(84)
CGI Group, Inc. (Canada), Class A (a)	13,583	620,529	620,529	—
Computer Sciences Corp.	16,867	558,804	558,804	—
Convergys Corp.	22,162	587,293	587,293	—
CSG Systems International, Inc.	14,227	631,394	631,394	—
NeuStar, Inc., Class A (a)	26,014	611,069	611,069	—
Nihon Unisys Ltd. (Japan)	40,700	514,105	498,411	(15,694)
Science Applications International Corp.	10,319	547,836	547,836	—
Total System Services, Inc.	13,892	710,437	710,437	—
Western Union Co. (The)	25,651	513,020	513,020	—

	205,939	7,017,396	7,001,936	(15,460)

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Energy Industries, Inc. (a)	14,899	481,983	481,983	—
BE Semiconductor Industries N.V. (Netherlands)	23,098	695,856	695,790	(66)
Integrated Device Technology, Inc. (a)	25,358	488,902	488,902	—
Intel Corp.	14,925	451,929	451,929	—
MaxLinear, Inc., Class A (a)	28,018	469,302	469,302	—
MKS Instruments, Inc.	13,767	493,685	493,685	—
Teradyne, Inc.	26,208	495,593	495,593	—
Tessera Technologies, Inc.	17,381	499,182	499,182	—

	163,654	4,076,432	4,076,366	(66)

Software — 1.1%
Activision Blizzard, Inc.	14,516	500,367	500,367	—
Mentor Graphics Corp.	25,496	508,900	508,900	—
Micro Focus International plc (United Kingdom)	23,621	527,717	528,342	625
Nexon Co., Ltd. (Japan)	31,800	497,323	477,490	(19,833)
Oracle Corp.	15,670	624,606	624,606	—
Software AG (Germany)	13,387	511,522	512,487	965
Synopsys, Inc. (a)	10,916	518,728	518,728	—

	135,406	3,689,163	3,670,920	(18,243)

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	4,214	395,020	395,020	—

Total Information Technology	626,522	17,739,978	17,706,209	(33,769)

Materials — 2.8%
Chemicals — 0.6%
Celanese Corp., Series A	7,240	511,868	511,868	—
Dow Chemical Co. (The)	9,979	524,995	524,995	—
LyondellBasell Industries N.V., Class A	5,521	456,421	456,421	—
Trinseo S.A. (a)	14,081	602,526	602,526	—

	36,821	2,095,810	2,095,810	—

Construction Materials — 0.2%
Taiheiyo Cement Corp. (Japan)	233,000	639,436	616,522	(22,914)

Containers & Packaging — 0.2%
DS Smith plc (United Kingdom)	83,161	463,320	463,813	493

Metals & Mining — 1.0%
Aurubis AG (Germany)	12,258	665,097	666,175	1,078
Centamin plc (Jersey)	520,529	919,531	920,502	971
Kaiser Aluminum Corp.	6,558	621,895	621,895	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Metals & Mining — continued
OZ Minerals Ltd. (Australia)	133,450	596,636	592,468	(4,168)
Reliance Steel & Aluminum Co.	7,491	554,109	554,109	—

	680,286	3,357,268	3,355,149	(2,119)

Paper & Forest Products — 0.8%
Domtar Corp.	15,337	592,622	592,622	—
Hokuetsu Kishu Paper Co., Ltd. (Japan)	91,100	595,917	576,065	(19,852)
Schweitzer-Mauduit International, Inc.	12,251	421,312	421,312	—
Stora Enso OYJ (Finland), Class R	52,334	456,629	457,561	932
UPM-Kymmene OYJ (Finland)	27,153	518,607	519,765	1,158

	198,175	2,585,087	2,567,325	(17,762)

Total Materials	1,231,443	9,140,921	9,098,619	(42,302)

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.6%
CenturyLink, Inc.	16,218	501,947	501,947	—
Koninklijke KPN N.V. (Netherlands)	125,756	494,630	494,178	(452)
TELUS Corp. (Canada)	14,141	448,337	448,337	—
Verizon Communications, Inc.	9,584	488,209	488,209	—

	165,699	1,933,123	1,932,671	(452)

Wireless Telecommunication Services — 0.1%
Freenet AG (Germany)	17,969	548,746	550,056	1,310

Total Telecommunication Services	183,668	2,481,869	2,482,727	858

Utilities — 2.6%
Electric Utilities — 1.5%
Acciona S.A. (Spain)	7,460	597,433	598,676	1,243
American Electric Power Co., Inc.	9,508	603,758	603,758	—
EDP — Energias de Portugal S.A. (Portugal)	159,960	568,535	568,668	133
Emera, Inc. (Canada)	14,198	514,532	514,532	—
Entergy Corp.	6,538	491,527	491,527	—
FirstEnergy Corp.	14,410	469,622	469,622	—
Iberdrola S.A. (Spain)	76,798	545,565	546,705	1,140
Pinnacle West Capital Corp.	7,905	574,298	574,298	—
Terna Rete Elettrica Nazionale S.p.A. (Italy)	91,851	517,877	518,797	920

	388,628	4,883,147	4,886,583	3,436

Gas Utilities — 0.6%
AGL Resources, Inc.	10,816	712,342	712,342	—
ONE Gas, Inc.	8,483	496,001	496,001	—
Snam S.p.A. (Italy)	104,377	637,025	638,307	1,282

	123,676	1,845,368	1,846,650	1,282

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	24,777	531,467	531,467	—
Consolidated Edison, Inc.	8,485	632,981	632,981	—
National Grid plc (United Kingdom)	36,232	516,062	516,980	918

	69,494	1,680,510	1,681,428	918

Total Utilities	581,798	8,409,025	8,414,661	5,636

Total Long Positions of Total Return Basket Swap	6,898,878	120,272,718	120,248,157	(24,561)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions

Common Stocks
Consumer Discretionary — 7.4%
Auto Components — 0.1%
NGK Spark Plug Co., Ltd. (Japan)	21,300	450,623	424,794	25,829
Diversified Consumer Services — 0.2%
2U, Inc. (a)	19,509	546,837	546,837	—
Hotels, Restaurants & Leisure — 1.8%
Accor S.A. (France)	10,298	456,163	456,029	134
Belmond Ltd. (United Kingdom), Class A (a)	49,552	453,896	453,896	—
Buffalo Wild Wings, Inc. (a)	3,257	435,331	435,331	—
Chipotle Mexican Grill, Inc. (a)	769	323,726	323,726	—
ClubCorp Holdings, Inc.	25,234	336,874	336,874	—
Crown Resorts Ltd. (Australia)	46,473	417,315	414,731	2,584
Fiesta Restaurant Group, Inc. (a)	11,038	354,430	354,430	—
Merlin Entertainments plc (United Kingdom)	66,575	419,746	420,534	(788)
NH Hotel Group S.A. (Spain) (a)	95,810	460,770	462,446	(1,676)
Resorttrust, Inc. (Japan)	17,000	367,960	351,483	16,477
Scientific Games Corp., Class A (a)	45,466	451,023	451,023	—
Tabcorp Holdings Ltd. (Australia)	148,887	501,504	499,394	2,110
Whitbread plc (United Kingdom)	7,190	406,779	407,543	(764)
Wynn Resorts Ltd.	4,719	416,688	416,688	—

	532,268	5,802,205	5,784,128	18,077

Household Durables — 0.1%
Newell Brands, Inc.	9,955	453,351	453,351	—

Internet & Catalog Retail — 0.4%
Rakuten, Inc. (Japan)	38,000	435,893	413,112	22,781
TripAdvisor, Inc. (a)	6,157	397,681	397,681	—
Yoox Net-A-Porter Group (Italy) (a)	15,510	453,938	455,076	(1,138)

	59,667	1,287,512	1,265,869	21,643

Media — 1.8%
Altice N.V., (Netherlands), Class A (a)	24,977	378,949	378,647	302
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	40,503	527,317	528,951	(1,634)
Axel Springer SE (Germany)	8,304	463,634	464,335	(701)
Charter Communications, Inc., Class A (a)	2,767	587,268	587,268	—
EW Scripps Co. (The), Class A	28,282	429,321	429,321	—
Liberty Broadband Corp., Class C (a)	7,609	435,615	435,615	—
Lions Gate Entertainment Corp.	25,429	564,524	564,524	—
Live Nation Entertainment, Inc. (a)	20,220	434,326	434,326	—
Madison Square Garden Co. (The), Class A (a)	3,124	490,406	490,406	—
Mediaset S.p.A. (Italy)	106,926	481,172	483,055	(1,883)
Numericable-SFR S.A. (France)	10,423	341,158	341,502	(344)
Societe Television Francaise 1 (France)	34,452	414,020	414,970	(950)
Telenet Group Holding N.V. (Belgium) (a)	9,217	458,040	458,835	(795)

	322,233	6,005,750	6,011,755	(6,005)

Multiline Retail — 0.6%
Next plc (United Kingdom)	5,738	426,330	427,057	(727)
Ollie’s Bargain Outlet Holdings, Inc. (a)	23,324	616,920	616,920	—
Ryohin Keikaku Co., Ltd. (Japan)	2,100	486,908	467,804	19,104
Takashimaya Co., Ltd. (Japan)	54,000	409,568	394,244	15,324

	85,162	1,939,726	1,906,025	33,701

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Specialty Retail — 0.8%
Burlington Stores, Inc. (a)	7,840	446,645	446,645	—
CST Brands, Inc.	14,611	551,857	551,857	—
Dufry AG (Switzerland) (a)	3,912	514,640	515,672	(1,032)
Fast Retailing Co., Ltd. (Japan)	1,500	411,443	394,954	16,489
Five Below, Inc. (a)	10,666	444,772	444,772	—
Restoration Hardware Holdings, Inc. (a)	10,027	433,868	433,868	—

	48,556	2,803,225	2,787,768	15,457

Textiles, Apparel & Luxury Goods — 1.6%
Asics Corp. (Japan)	25,800	536,126	510,978	25,148
Cie Financiere Richemont S.A. (Switzerland)	6,420	426,974	428,087	(1,113)
Columbia Sportswear Co.	8,525	499,309	499,309	—
Crocs, Inc. (a)	47,279	394,780	394,780	—
Gildan Activewear, Inc. (Canada)	14,500	450,359	450,359	—
Hanesbrands, Inc.	15,558	451,649	451,649	—
Hugo Boss AG (Germany)	6,781	432,409	432,737	(328)
Kate Spade & Co. (a)	17,277	444,537	444,537	—
lululemon athletica, Inc. (Canada) (a)	8,107	531,414	531,414	—
Luxottica Group S.p.A. (Italy)	8,019	436,795	437,594	(799)
Salvatore Ferragamo S.p.A. (Italy)	17,719	410,043	410,696	(653)
Under Armour, Inc., Class A (a)	6,198	272,340	272,340	—

	182,183	5,286,735	5,264,480	22,255

Total Consumer Discretionary	1,280,833	24,575,964	24,445,007	130,957

Consumer Staples — 3.2%
Beverages — 0.4%
Anheuser-Busch InBev N.V. (Belgium)	4,243	525,198	526,360	(1,162)
Boston Beer Co., Inc. (The), Class A (a)	2,034	317,467	317,467	—
Brown-Forman Corp., Class B	4,478	431,321	431,321	—

	10,755	1,273,986	1,275,148	(1,162)

Food & Staples Retailing — 0.8%
Cosmos Pharmaceutical Corp. (Japan)	3,200	556,391	547,833	8,558
Costco Wholesale Corp.	3,185	471,794	471,794	—
PriceSmart, Inc.	5,136	444,469	444,469	—
Sprouts Farmers Market, Inc. (a)	15,183	426,187	426,187	—
Tesco plc (United Kingdom) (a)	161,924	407,181	407,084	97
United Natural Foods, Inc. (a)	10,843	386,770	386,770	—

	199,471	2,692,792	2,684,137	8,655

Food Products — 1.3%
Aryzta AG (Switzerland) (a)	11,013	427,639	428,363	(724)
Associated British Foods plc (United Kingdom)	11,033	493,943	494,947	(1,004)
Barry Callebaut AG (Switzerland) (a)	433	508,695	509,394	(699)
House Foods Group, Inc. (Japan)	24,500	485,395	470,102	15,293
Kagome Co., Ltd. (Japan)	22,900	502,337	488,932	13,405
Kerry Group plc (Ireland), Class A	4,777	423,918	425,977	(2,059)
Kewpie Corp. (Japan)	20,200	548,855	527,296	21,559
WhiteWave Foods Co. (The) (a)	11,414	458,957	458,957	—
Yakult Honsha Co., Ltd. (Japan)	10,200	528,214	505,621	22,593

	116,470	4,377,953	4,309,589	68,364

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Household Products — 0.4%
B&M European Value Retail S.A. (United Kingdom)	115,471	468,030	468,598	(568)
Pigeon Corp. (Japan)	17,300	476,238	454,396	21,842
Unicharm Corp. (Japan)	25,600	551,579	529,179	22,400

	158,371	1,495,847	1,452,173	43,674

Personal Products — 0.3%
Beiersdorf AG (Germany)	4,469	400,986	401,296	(310)
Edgewell Personal Care Co.	6,376	523,278	523,278	—

	10,845	924,264	924,574	(310)

Total Consumer Staples	495,912	10,764,842	10,645,621	119,221

Energy — 3.8%
Energy Equipment & Services — 0.2%
Weatherford International plc (Switzerland) (a)	73,182	594,970	594,970	—

Oil, Gas & Consumable Fuels — 3.6%
Anadarko Petroleum Corp.	9,468	499,532	499,532	—
Cabot Oil & Gas Corp.	19,415	454,311	454,311	—
Cheniere Energy, Inc. (a)	11,621	451,824	451,824	—
Cobalt International Energy, Inc. (a)	196,467	634,588	634,588	—
Concho Resources, Inc. (a)	5,221	606,524	606,524	—
Continental Resources, Inc. (a)	14,523	541,127	541,127	—
EQT Corp.	6,555	459,506	459,506	—
Gulfport Energy Corp. (a)	15,702	491,473	491,473	—
Magnum Hunter Resources	290	—	—	—
Matador Resources Co. (a)	23,255	501,145	501,145	—
MEG Energy Corp. (Canada) (a)	87,661	464,610	464,610	—
Memorial Resource Development Corp. (a)	42,927	561,485	561,485	—
Oil Search Ltd. (Australia)	88,099	470,912	467,077	3,835
Parsley Energy, Inc., Class A (a)	19,509	456,901	456,901	—
Range Resources Corp.	16,813	741,621	741,621	—
Rice Energy, Inc. (a)	31,584	546,719	546,719	—
RSP Permian, Inc. (a)	18,650	570,877	570,877	—
Seven Generations Energy Ltd. (Canada), Class A (a)	29,370	517,316	517,316	—
SM Energy Co.	23,528	733,132	733,132	—
Synergy Resources Corp. (a)	65,935	476,051	476,051	—
Tourmaline Oil Corp. (Canada) (a)	23,670	545,955	545,955	—
Tullow Oil plc (United Kingdom) (a)	185,879	759,657	763,824	(4,167)
WPX Energy, Inc. (a)	63,078	609,333	609,333	—

	999,220	12,094,599	12,094,931	(332)

Total Energy	1,072,402	12,689,569	12,689,901	(332)

Financials — 5.5%
Banks — 0.7%
Banco Comercial Portugues S.A. (Portugal), Class R (a)	10,283,551	455,699	456,889	(1,190)
Banco Espirito Santo S.A. (Portugal) (a)	35,937	4,938	4,938	—
KBC Groep N.V. (Belgium) (a)	8,535	479,170	480,196	(1,026)
Liberbank S.A. (Spain) (a)	401,426	482,636	483,591	(955)
Royal Bank of Scotland Group plc (United Kingdom) (a)	137,970	463,668	464,179	(511)
Standard Chartered plc (United Kingdom)	66,705	538,110	539,150	(1,040)

	10,934,124	2,424,221	2,428,943	(4,722)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Capital Markets — 1.4%
Anima Holding S.p.A. (Italy)	59,095	418,180	419,695	(1,515)
Banca Generali S.p.A. (Italy)	14,552	432,065	433,025	(960)
Charles Schwab Corp. (The)	17,571	499,192	499,192	—
Eaton Vance Corp.	13,871	478,966	478,966	—
Financial Engines, Inc.	14,028	451,842	451,842	—
Julius Baer Group Ltd. (Switzerland) (a)	10,842	463,495	464,642	(1,147)
SEI Investments Co.	10,242	492,435	492,435	—
State Street Corp.	7,529	469,057	469,057	—
Stifel Financial Corp. (a)	14,896	490,227	490,227	—
TD Ameritrade Holding Corp.	13,984	417,143	417,143	—

	176,610	4,612,602	4,616,224	(3,622)

Consumer Finance — 0.5%
First Cash Financial Services, Inc.	9,573	437,773	437,773	—
LendingClub Corp. (a)	67,256	531,322	531,322	—
SLM Corp. (a)	83,140	562,858	562,858	—

	159,969	1,531,953	1,531,953	—

Diversified Financial Services — 0.6%
Leucadia National Corp.	22,593	376,851	376,851	—
Moody’s Corp.	4,908	469,794	469,794	—
Onex Corp. (Canada)	8,669	537,744	537,744	—
S&P Global, Inc.	4,455	476,017	476,017	—

	40,625	1,860,406	1,860,406	—

Insurance — 0.5%
Insurance Australia Group Ltd. (Australia)	130,708	573,445	569,580	3,865
Japan Post Holdings Co., Ltd. (Japan)	38,600	538,731	520,044	18,687
Standard Life plc (United Kingdom)	87,086	414,948	415,859	(911)

	256,394	1,527,124	1,505,483	21,641

Real Estate Management & Development — 1.8%
Aeon Mall Co., Ltd. (Japan)	29,500	424,479	405,718	18,761
Alexander & Baldwin, Inc.	15,410	589,278	589,278	—
Howard Hughes Corp. (The) (a)	4,164	437,928	437,928	—
Hulic Co., Ltd. (Japan)	47,600	492,105	473,761	18,344
IMMOFINANZ AG (Austria) (a)	234,658	553,243	553,550	(307)
Kennedy-Wilson Holdings, Inc.	23,460	506,971	506,971	—
Mitsubishi Estate Co., Ltd. (Japan)	23,000	458,487	437,060	21,427
Mitsui Fudosan Co., Ltd. (Japan)	18,000	460,996	439,604	21,392
NTT Urban Development Corp. (Japan)	48,800	478,827	456,668	22,159
Realogy Holdings Corp. (a)	12,210	436,385	436,385	—
Sumitomo Realty & Development Co., Ltd. (Japan)	14,000	426,974	407,068	19,906
Tokyu Fudosan Holdings Corp. (Japan)	67,700	482,299	460,274	22,025
Vonovia SE (Germany)	12,261	412,550	413,296	(746)

	550,763	6,160,522	6,017,561	142,961

Total Financials	12,118,485	18,116,828	17,960,570	156,258

Health Care — 3.1%
Health Care Equipment & Supplies — 1.1%
DexCom, Inc. (a)	6,493	418,019	418,019	—
Endologix, Inc. (a)	56,757	636,246	636,246	—
Insulet Corp. (a)	13,297	442,790	442,790	—
Neogen Corp. (a)	8,534	403,146	403,146	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Health Care Equipment & Supplies — continued
NxStage Medical, Inc. (a)	28,722	462,999	462,999	—
Olympus Corp. (Japan)	12,400	506,372	483,062	23,310
Wright Medical Group N.V. (Netherlands) (a)	21,517	404,089	404,089	—
Zeltiq Aesthetics, Inc. (a)	17,513	523,639	523,639	—

	165,233	3,797,300	3,773,990	23,310

Health Care Providers & Services — 0.7%
Brookdale Senior Living, Inc. (a)	27,765	512,542	512,542	—
Diplomat Pharmacy, Inc. (a)	16,092	487,427	487,427	—
ExamWorks Group, Inc. (a)	7,041	253,828	253,828	—
Healthscope Ltd. (Australia)	221,778	458,670	456,751	1,919
Ramsay Health Care Ltd. (Australia)	11,317	558,887	556,523	2,364

	283,993	2,271,354	2,267,071	4,283

Health Care Technology — 0.3%
M3, Inc. (Japan)	21,400	605,395	577,297	28,098
Medidata Solutions, Inc. (a)	10,594	462,216	462,216	—

	31,994	1,067,611	1,039,513	28,098

Life Sciences Tools & Services — 0.2%
MorphoSys AG (Germany) (a)	11,362	568,540	570,130	(1,590)

Pharmaceuticals — 0.8%
Akorn, Inc. (a)	17,203	437,816	437,816	—
BTG plc (United Kingdom) (a)	45,274	391,621	392,518	(897)
Catalent, Inc. (a)	16,532	488,190	488,190	—
Medicines Co. (The) (a)	13,878	493,918	493,918	—
Nektar Therapeutics (a)	31,936	500,757	500,756	1
Pacira Pharmaceuticals, Inc. (a)	7,693	416,268	416,268	—

	132,516	2,728,570	2,729,466	(896)

Total Health Care	625,098	10,433,375	10,380,170	53,205

Industrials — 8.1%
Aerospace & Defense — 1.1%
Airbus Group SE (France)	6,848	428,214	428,121	93
Bombardier, Inc. (Canada), Class B (a)	503,355	758,222	758,222	—
Finmeccanica S.p.A. (Italy) (a)	38,524	486,554	488,366	(1,812)
Hexcel Corp.	10,087	456,638	456,638	—
Rolls-Royce Holdings plc (United Kingdom) (a)	3,346,629	4,890	4,890	—
Rolls-Royce Holdings plc (United Kingdom) (a)	45,837	448,396	449,672	(1,276)
TASER International, Inc. (a)	22,461	410,138	410,138	—
Zodiac Aerospace (France)	22,790	534,309	534,689	(380)

	3,996,531	3,527,361	3,530,736	(3,375)

Air Freight & Logistics — 0.2%
Yamato Holdings Co., Ltd. (Japan)	24,300	509,067	490,103	18,964

Building Products — 0.6%
Advanced Drainage Systems, Inc.	20,700	478,584	478,584	—
Armstrong World Industries, Inc.	9,971	406,917	406,917	—
Masonite International Corp. (a)	6,732	455,487	455,487	—
Nippon Sheet Glass Co., Ltd. (Japan) (a)	771,000	623,176	602,040	21,136

	808,403	1,964,164	1,943,028	21,136

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Commercial Services & Supplies — 1.3%
Bilfinger SE (Germany) (a)	10,520	458,528	459,223	(695)
Brambles Ltd. (Australia)	52,653	499,633	497,318	2,315
Clean Harbors, Inc. (a)	9,839	486,047	486,047	—
Covanta Holding Corp.	28,580	464,711	464,711	—
Edenred (France)	24,259	478,333	478,524	(191)
G4S plc (United Kingdom)	153,347	422,134	422,857	(723)
Serco Group plc (United Kingdom) (a)	334,042	468,562	469,923	(1,361)
Stericycle, Inc. (a)	3,755	358,828	358,828	—
Tyco International plc	14,125	544,095	544,095	—

	631,120	4,180,871	4,181,526	(655)

Construction & Engineering — 0.1%
OCI N.V. (Netherlands) (a)	22,513	445,066	444,859	207

Electrical Equipment — 0.4%
Legrand S.A. (France)	8,012	456,321	456,666	(345)
Nidec Corp. (Japan)	6,700	515,409	490,936	24,473
Sensata Technologies Holding N.V. (a)	11,098	418,062	418,062	—

	25,810	1,389,792	1,365,664	24,128

Machinery — 1.4%
Donaldson Co., Inc.	13,817	451,540	451,540	—
EnPro Industries, Inc.	9,046	529,915	529,915	—
Flowserve Corp.	9,928	484,586	484,586	—
GEA Group AG (Germany)	9,176	425,427	426,404	(977)
IMI plc (United Kingdom)	32,689	446,589	447,344	(755)
KUKA AG (Germany)	5,258	518,018	519,339	(1,321)
Melrose Industries plc (United Kingdom)	86,417	471,359	472,174	(815)
Navistar International Corp. (a)	35,217	531,425	531,425	—
OC Oerlikon Corp. AG (Switzerland) (a)	43,048	415,536	416,450	(914)
Proto Labs, Inc. (a)	5,719	342,168	342,168	—

	250,315	4,616,563	4,621,345	(4,782)

Professional Services — 0.3%
Bureau Veritas S.A. (France)	22,474	532,691	532,706	(15)
SEEK Ltd. (Australia)	41,662	518,564	515,564	3,000

	64,136	1,051,255	1,048,270	2,985

Road & Rail — 1.8%
Genesee & Wyoming, Inc., Class A (a)	7,032	457,854	457,854	—
Heartland Express, Inc.	26,450	479,010	479,010	—
Hertz Global Holdings, Inc. (a)	35,112	325,137	325,137	—
JB Hunt Transport Services, Inc.	5,234	433,794	433,794	—
Kansas City Southern	6,099	577,880	577,880	—
Keikyu Corp. (Japan)	59,000	550,630	534,076	16,554
Keio Corp. (Japan)	62,000	565,225	546,093	19,132
Kintetsu Group Holdings Co., Ltd. (Japan)	112,000	473,684	460,602	13,082
Knight Transportation, Inc.	19,728	524,173	524,173	—
Odakyu Electric Railway Co., Ltd. (Japan)	47,000	526,983	510,396	16,587
Old Dominion Freight Line, Inc. (a)	7,740	511,227	511,227	—
Tobu Railway Co., Ltd. (Japan)	90,000	475,376	461,256	14,120

	477,395	5,900,973	5,821,498	79,475

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Trading Companies & Distributors — 0.3%
Ashtead Group plc (United Kingdom)	35,497	470,689	472,089	(1,400)
MISUMI Group, Inc. (Japan)	34,100	498,039	470,914	27,125

	69,597	968,728	943,003	25,725

Transportation Infrastructure — 0.6%
Abertis Infraestructuras S.A. (Spain)	32,502	548,012	548,712	(700)
Groupe Eurotunnel SE (France)	37,649	480,676	480,692	(16)
Mitsubishi Logistics Corp. (Japan)	38,000	541,786	519,501	22,285
Qube Holdings Ltd. (Australia)	309,081	585,174	582,405	2,769

	417,232	2,155,648	2,131,310	24,338

Total Industrials	6,787,352	26,709,488	26,521,342	188,146

Information Technology — 6.7%
Communications Equipment — 0.2%
Infinera Corp. (a)	26,972	320,697	320,697	—
ViaSat, Inc. (a)	6,000	460,200	460,200	—

	32,972	780,897	780,897	—

Electronic Equipment, Instruments & Components — 0.6%
Cognex Corp.	14,159	503,069	503,069	—
Hamamatsu Photonics KK (Japan)	20,000	579,888	555,816	24,072
Japan Display, Inc. (Japan) (a)	180,300	366,023	345,129	20,894
Keyence Corp. (Japan)	800	504,963	479,515	25,448

	215,259	1,953,943	1,883,529	70,414

Internet Software & Services — 1.9%
Benefitfocus, Inc. (a)	13,730	520,367	520,367	—
carsales.com Ltd. (Australia)	57,928	517,976	515,973	2,003
CoStar Group, Inc. (a)	2,692	531,159	531,159	—
Demandware, Inc. (a)	11,277	519,644	519,644	—
Envestnet, Inc. (a)	17,549	550,688	550,688	—
GoDaddy, Inc., Class A (a)	13,638	414,186	414,186	—
Hortonworks, Inc. (a)	35,848	414,761	414,761	—
LinkedIn Corp., Class A (a)	4,683	586,827	586,827	—
Marketo, Inc. (a)	22,530	495,435	495,435	—
New Relic, Inc. (a)	19,953	514,388	514,388	—
Pandora Media, Inc. (a)	41,631	413,396	413,396	—
Twitter, Inc. (a)	26,641	389,491	389,491	—
Yelp, Inc. (a)	20,252	425,292	425,292	—

	288,352	6,293,610	6,291,607	2,003

IT Services — 0.6%
EPAM Systems, Inc. (a)	5,905	430,652	430,652	—
FleetCor Technologies, Inc. (a)	3,496	540,761	540,761	—
InterXion Holding N.V. (Netherlands) (a)	12,751	432,004	432,004	—
Unisys Corp. (a)	57,261	441,482	441,482	—

	79,413	1,844,899	1,844,899	—

Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc. (a)	174,094	618,034	618,034	—
ASML Holding N.V. (Netherlands) (a)	5,507	532,208	532,283	(75)
Cavium, Inc. (a)	8,122	400,983	400,983	—
M/A-COM Technology Solutions Holdings, Inc. (a)	12,219	499,635	499,635	—
Veeco Instruments, Inc. (a)	24,302	447,400	447,400	—

	224,244	2,498,260	2,498,335	(75)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2016 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Software — 2.4%
Autodesk, Inc. (a)	7,938	474,851	474,851	—
Barracuda Networks, Inc. (a)	28,631	504,478	504,478	—
CommVault Systems, Inc. (a)	10,213	447,023	447,023	—
Fair Isaac Corp.	4,944	527,574	527,574	—
FireEye, Inc. (a)	23,454	406,927	406,927	—
Fortinet, Inc. (a)	14,395	467,981	467,981	—
HubSpot, Inc. (a)	10,061	445,602	445,602	—
Imperva, Inc. (a)	8,731	405,817	405,817	—
Mobileye N.V. (Israel) (a)	12,837	489,732	489,732	—
NetSuite, Inc. (a)	6,566	532,109	532,109	—
Proofpoint, Inc. (a)	8,198	477,615	477,615	—
ServiceNow, Inc. (a)	7,105	507,865	507,865	—
Splunk, Inc. (a)	9,521	494,902	494,902	—
Tableau Software, Inc., Class A (a)	11,764	608,199	608,199	—
Workday, Inc., Class A (a)	7,351	551,178	551,178	—
Zendesk, Inc. (a)	21,066	476,092	476,092	—

	192,775	7,817,945	7,817,945	—

Technology Hardware, Storage & Peripherals — 0.3%
Nimble Storage, Inc. (a)	52,158	384,926	384,926	—
Stratasys Ltd. (a)	18,854	461,357	461,357	—

	71,012	846,283	846,283	—

Total Information Technology	1,104,027	22,035,837	21,963,495	72,342

Materials — 3.9%
Chemicals — 1.7%
Axalta Coating Systems Ltd. (a)	15,100	429,897	429,897	—
FMC Corp.	10,922	472,486	472,486	—
Johnson Matthey plc (United Kingdom)	11,321	477,558	478,481	(923)
Kansai Paint Co., Ltd. (Japan)	32,400	591,361	566,665	24,696
Linde AG (Germany)	2,868	438,086	438,809	(723)
Methanex Corp. (Canada)	13,756	481,082	481,082	—
Nippon Kayaku Co., Ltd. (Japan)	48,000	537,293	515,333	21,960
Nippon Paint Holdings Co., Ltd. (Japan)	23,300	646,443	611,785	34,658
Potash Corp of Saskatchewan, Inc. (Canada)	25,969	459,482	459,482	—
Victrex plc (United Kingdom)	23,414	478,959	480,069	(1,110)
WR Grace & Co. (a)	5,376	412,232	412,232	—

	212,426	5,424,879	5,346,321	78,558

Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	21,900	457,710	457,710	—

Metals & Mining — 2.0%
Allegheny Technologies, Inc.	30,907	505,020	505,020	—
Alumina Ltd. (Australia)	550,282	625,518	621,385	4,133
Antofagasta plc (Chile)	57,832	408,310	409,581	(1,271)
Eldorado Gold Corp. (Canada)	135,087	569,547	569,547	—
First Quantum Minerals Ltd. (Canada)	83,945	715,208	715,208	—
Franco-Nevada Corp. (Canada)	7,199	505,485	505,485	—
Fresnillo plc (Mexico)	37,843	615,426	616,863	(1,437)
Hecla Mining Co.	158,602	683,575	683,575	—
Outokumpu OYJ (Finland) (a)	109,684	459,924	461,699	(1,775)
South32 Ltd. (Australia) (a)	424,196	535,412	530,516	4,896
Stillwater Mining Co. (a)	41,400	505,080	505,080	—
thyssenkrupp AG (Germany)	20,024	465,677	466,596	(919)

	1,657,001	6,594,182	6,590,555	3,627

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Paper & Forest Products — 0.1%
West Fraser Timber Co., Ltd. (Canada)	13,224	435,706	435,706	—

Total Materials	1,904,551	12,912,477	12,830,292	82,185

Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	14,023	542,690	542,690	—
Iliad S.A. (France)	1,728	377,626	377,841	(215)
SBA Communications Corp., Class A (a)	4,378	451,109	451,109	—
Sunrise Communications Group AG (Switzerland) (a)	6,327	387,152	387,516	(364)
Zayo Group Holdings, Inc. (a)	18,190	472,212	472,212	—

	44,646	2,230,789	2,231,368	(579)

Wireless Telecommunication Services — 0.3%
SoftBank Group Corp. (Japan)	8,800	495,248	473,180	22,068
Sprint Corp. (a)	132,842	455,648	455,648	—

	141,642	950,896	928,828	22,068

Total Telecommunication Services	186,288	3,181,685	3,160,196	21,489

Utilities — 1.4%
Electric Utilities — 0.1%
Kyushu Electric Power Co., Inc. (Japan)	39,700	414,910	398,458	16,452

Independent Power & Renewable Electricity Producers — 0.5%
Calpine Corp. (a)	29,065	458,646	458,646	—
Drax Group plc (United Kingdom)	120,741	563,840	564,683	(843)
Pattern Energy Group, Inc.	23,121	485,541	485,541	—

	172,927	1,508,027	1,508,870	(843)

Multi-Utilities — 0.4%
Canadian Utilities Ltd., (Canada), Class A	15,796	454,354	454,354	—
Dominion Resources, Inc.	5,869	419,457	419,457	—
Sempra Energy	5,329	550,752	550,752	—

	26,994	1,424,563	1,424,563	—

Water Utilities — 0.4%
American States Water Co.	11,202	467,011	467,011	—
Pennon Group plc (United Kingdom)	38,695	459,098	459,844	(746)
United Utilities Group plc (United Kingdom)	34,137	468,616	469,422	(806)

	84,034	1,394,725	1,396,277	(1,552)

Total Utilities	323,655	4,742,225	4,728,168	14,057

Total Short Positions of Total Return Basket Swap	25,898,603	146,162,290	145,324,762	837,528

Total of Long and Short Positions of Total Return Basket Swap	18,999,725	(25,889,572)	(25,076,605)	812,967

Outstanding swap contract, at value				$812,967

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of April 30, 2016 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded or internally fair valued. See Note 2.A.
(3)	Value represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.1%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	35

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$233,112,604
Investments in affiliates, at value	84,341,457

Total investment securities, at value	317,454,061
Restricted cash	5,870,000
Cash	2,240,514
Foreign currency, at value	1,615,644
Deposits at broker for futures contracts	8,918,000
Receivables:
Investment securities sold	1,275,360
Fund shares sold	488,323
Interest and dividends from non-affiliates	560,095
Dividends from affiliates	28,337
Tax reclaims	34,442
Variation margin on futures contracts	862,032
Unrealized appreciation on forward foreign currency exchange contracts	1,359,350
Outstanding swap contract, at value	812,967

Total Assets	341,519,125

LIABILITIES:
Payables:
Investment securities purchased	3,396,395
Fund shares redeemed	897,702
Unrealized depreciation on forward foreign currency exchange contracts	1,513,031
Outstanding swap contract, at value	4,100
Due to counterparty for swap contracts	6,098,679
Accrued liabilities:
Investment advisory fees	136,063
Administration fees	3,521
Distribution fees	9,006
Shareholder servicing fees	15,978
Custodian and accounting fees	11,430
Trustees’ and Chief Compliance Officer’s fees	7,190
Other	152,295

Total Liabilities	12,245,390

Net Assets	$329,273,735

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2016

Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$336,943,652
Accumulated undistributed (distributions in excess of) net investment income	(1,131,982)
Accumulated net realized gains (losses)	(8,905,754)
Net unrealized appreciation (depreciation)	2,367,819

Total Net Assets	$329,273,735

Net Assets:
Class A	$38,814,721
Class C	802,013
Class R6	249,915,405
Select Class	39,741,596

Total	$329,273,735

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,642,421
Class C	55,298
Class R6	16,747,488
Select Class	2,636,830

Net Asset Value (a):
Class A — Redemption price per share	$14.69
Class C — Offering price per share (b)	14.50
Class R6 — Offering and redemption price per share	14.92
Select Class — Offering and redemption price per share	15.07
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.38

Cost of investments in non-affiliates	$228,943,541
Cost of investments in affiliates	84,341,457
Cost of foreign currency	1,577,363

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	37

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED April 30, 2016 (Unaudited)

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,820,870
Dividend income from affiliates	138,256
Interest income from non-affiliates	388,678
Interest income from affiliates	1,388
Foreign taxes withheld	(56,661)

Total investment income	2,292,531

EXPENSES:
Investment advisory fees	1,367,811
Administration fees	153,473
Distribution fees:
Class A	58,540
Class C	2,582
Shareholder servicing fees:
Class A	58,540
Class C	861
Select Class	38,423
Custodian and accounting fees	94,816
Interest expense to affiliates	797
Professional fees	92,190
Trustees’ and Chief Compliance Officer’s fees	19,700
Printing and mailing costs	17,171
Registration and filing fees	35,243
Transfer agent fees (See Note 2.F.)	2,612
Sub-transfer agent fees (See Note 2.F.)	20,003
Other	11,319

Total expenses	1,974,081

Less fees waived	(727,586)

Net expenses	1,246,495

Net investment income (loss)	1,046,036

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,839,465)
Futures	1,152,456
Foreign currency transactions	(1,975,131)
Swaps	(6,029,798)

Net realized gain (loss)	(8,691,938)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,665,225
Futures	(1,353,402)
Foreign currency translations	(848,931)
Swaps	808,867

Change in net unrealized appreciation/depreciation	2,271,759

Net realized/unrealized gains (losses)	(6,420,179)

Change in net assets resulting from operations	$(5,374,143)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2016

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,046,036	$581,513
Net realized gain (loss)	(8,691,938)	7,058,593
Change in net unrealized appreciation/depreciation	2,271,759	(802,491)

Change in net assets resulting from operations	(5,374,143)	6,837,615

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(988,643)	(602,143)
From net realized gains	—	(84,343)
Class C
From net investment income	(13,623)	(501)
From net realized gains	—	(75)
Class R6
From net investment income	(6,365,412)	—
From net realized gains	—	(75)
Select Class
From net investment income	—	(2,421,131)
From net realized gains	—	(275,840)

Total distributions to shareholders	(7,367,678)	(3,384,108)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,749,743	123,857,479

NET ASSETS:
Change in net assets	9,007,922	127,310,986
Beginning of period	320,265,813	192,954,827

End of period	$329,273,735	$320,265,813

Accumulated undistributed (distributed in excess of) net investment income	$(1,131,982)	$5,189,660

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	39

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,652,172	$19,065,321
Distributions reinvested	988,643	301,494
Cost of shares redeemed	(24,146,978)	(33,011,158)

Change in net assets resulting from Class A capital transactions	$(7,506,163)	$(13,644,343)

Class C
Proceeds from shares issued	$430,408	$427,538
Distributions reinvested	13,623	576
Cost of shares redeemed	(68,978)	(33,402)

Change in net assets resulting from Class C capital transactions	$375,053	$394,712

Class R6
Proceeds from shares issued	$264,216,961	$13,391,975
Distributions reinvested	6,365,412	75
Cost of shares redeemed	(20,226,794)	(3,998,172)

Change in net assets resulting from Class R6 capital transactions	$250,355,579	$9,393,878

Select Class
Proceeds from shares issued	$27,513,890	$141,739,914
Distributions reinvested	—	2,658,018
Cost of shares redeemed	(248,988,616)	(16,684,700)

Change in net assets resulting from Select Class capital transactions	$(221,474,726)	$127,713,232

Total change in net assets resulting from capital transactions	$21,749,743	$123,857,479

SHARE TRANSACTIONS:
Class A
Issued	1,039,948	1,268,908
Reinvested	66,219	20,021
Redeemed	(1,611,545)	(2,202,664)

Change in Class A Shares	(505,378)	(913,735)

Class C
Issued	28,860	28,857
Reinvested	922	38
Redeemed	(4,706)	(2,248)

Change in Class C Shares	25,076	26,647

Class R6
Issued	17,027,111	886,788
Reinvested	420,437	5
Redeemed	(1,327,662)	(262,792)

Change in Class R6 Shares	16,119,886	624,001

Select Class
Issued	1,795,892	9,381,975
Reinvested	—	176,444
Redeemed	(16,243,824)	(1,114,350)

Change in Select Class Shares	(14,447,932)	8,444,069

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2016	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Six Months Ended April 30, 2016 (Unaudited)	$15.27	$0.02	(f)(g)	$(0.29)	$(0.27)	$(0.31)	$—	$(0.31)
Year Ended October 31, 2015	15.16	(0.01	)(f)	0.29	0.28	(0.15)	(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(f)(g)	0.79	0.68	(1.12)	—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—	—	—

Class C
Six Months Ended April 30, 2016 (Unaudited)	15.14	(0.02	)(f)(g)	(0.29)	(0.31)	(0.33)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07	)(f)	0.27	0.20	(0.14)	(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(f)(g)	0.72	0.60	(1.05)	—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—	—	—

Class R6
Six Months Ended April 30, 2016 (Unaudited)	15.56	0.06	(f)(g)	(0.31)	(0.25)	(0.39)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	(f)	0.28	0.37	—	(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(f)(g)	0.73	0.74	(1.17)	—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—	—	—

Select Class
Six Months Ended April 30, 2016 (Unaudited)	15.33	0.02	(f)(g)	(0.28)	(0.26)	—	—	—
Year Ended October 31, 2015	15.19	0.04	(f)	0.28	0.32	(0.16)	(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(f)(g)	0.76	0.71	(1.15)	—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$14.69	(1.81)%	$38,814,721	1.17%		0.23	%(g)	1.68%		60%
15.27	1.87	48,072,671	1.16		(0.05)		1.69		164
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

14.50	(2.11)	802,013	1.67		(0.24	)(g)	2.22		60
15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

14.92	(1.63)	249,915,405	0.67		0.77	(g)	1.11		60
15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

15.07	(1.70)	39,741,596	0.93		0.32	(g)	1.40		60
15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2016	J.P. MORGAN FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2016, net assets of the Fund were $329,273,735 of which $42,794,911, or approximately 13.0%, represented the Subsidiary’s net assets. The net realized gain in the Subsidiary amounted to $1,682,871. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

44	J.P. MORGAN FUNDS	APRIL 30, 2016

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$30,853,007	$5,249,232	$—	$36,102,239
Consumer Staples	11,713,115	1,656,318	—	13,369,433
Energy	6,568,745	807,619	—	7,376,364
Financials	14,516,946	1,485,047	—	16,001,993
Health Care	8,664,493	1,880,241	—	10,544,734
Industrials	21,230,569	11,482,828	—	32,713,397
Information Technology	28,153,297	1,891,806	—	30,045,103
Materials	12,655,736	9,568,440	—	22,224,176
Telecommunication Services	2,908,862	630,846	—	3,539,708
Utilities	15,517,929	535,232	—	16,053,161

Total Common Stocks	152,782,699	35,187,609	—	187,970,308

Preferred Stocks
Consumer Staples	1,068,571	—	—	1,068,571
Financials	3,752,321	—	—	3,752,321
Health Care	—	377,752	—	377,752
Materials	584,528	—	—	584,528
Telecommunication Services	1,305,968	—	—	1,305,968
Utilities	1,044,853	785,052	—	1,829,905

Total Preferred Stocks	7,756,241	1,162,804	—	8,919,045

APRIL 30, 2016	J.P. MORGAN FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$4,565,981	$—	$4,565,981
Energy	—	1,278,349	—	1,278,349
Financials	—	1,779,904	—	1,779,904
Health Care	—	7,155,166	—	7,155,166
Industrials	—	1,075,289	—	1,075,289
Information Technology	—	18,842,691	—	18,842,691
Materials	—	1,517,520	—	1,517,520

Total Convertible Bonds	—	36,214,900	—	36,214,900

Rights
Health Care	—	—	—	—
Telecommunication Services	—	—	8,351	8,351

Total Rights	—	—	8,351	8,351

Short-Term Investments
Investment Company	84,341,457	—	—	84,341,457

Total Investments in Securities	$244,880,397	$72,565,313	$8,351	$317,454,061

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,359,350	$—	$1,359,350
Futures Contracts	1,874,386	37,230	—	1,911,616
Swap	—	812,967	—	812,967

Total Appreciation in Other Financial Instruments	$1,874,386	$2,209,547	$—	$4,083,933

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,513,031)	$—	$(1,513,031)
Futures Contracts	(4,405,975)	(20,555)	—	(4,426,530)
Swaps	—	(4,100)	—	(4,100)

Total Depreciation in Other Financial Instruments	$(4,405,975)	$(1,537,686)	$—	$(5,943,661)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

Transfers from level 1 to level 2 in the amount of $3,142,610 are due to applying the fair value factors to certain securities as of April 30, 2016.

There were no significant transfers between levels 2 and 3 during the period ended April 30, 2016.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent

46	J.P. MORGAN FUNDS	APRIL 30, 2016

other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of April 30, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the

APRIL 30, 2016	J.P. MORGAN FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swaps contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2016, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$586,472	$—	$—	$586,472
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	37,230	—	812,967	850,197
Foreign exchange contracts	Receivables	—	1,359,350	—	1,359,350
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,287,914	—	—	1,287,914

Total		$1,911,616	$1,359,350	$812,967	$4,083,933

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(791,771)	$—	$—	$(791,771)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,378,880)	—	(4,100)	(2,382,980)
Foreign exchange contracts	Payables	—	(1,513,031)	—	(1,513,031)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(1,255,879)	—	—	(1,255,879)

Total		$(4,426,530)	$(1,513,031)	$(4,100)	$(5,943,661)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

48	J.P. MORGAN FUNDS	APRIL 30, 2016

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$8,235		$(8,235)	$—	$—
Citibank, N.A.	68,071		(68,071)	—	—
Credit Suisse International	103,624		—	—	103,624
Deutsche Bank AG	229,679		—	—	229,679
Goldman Sachs International	163,415		(9,482)	—	153,933
HSBC Bank, N.A.	125,460		(125,460)	—	—
Merrill Lynch International	91,306		(29,600)	—	61,706
Morgan Stanley	23,100		—	—	23,100
Royal Bank of Canada	52,455		(52,455)	—	—
Standard Chartered Bank	189,996		(47,954)	—	142,042
State Street Corp.	303,768		(128,336)	—	175,432
Union Bank of Switzerland AG	813,208		(65,807)	—	747,401
Exchange Traded Futures (b)	1,911,616	(c)	—	—	1,911,616

	$4,083,933		$(535,400)	$—	$3,548,533

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$23,127		$(8,235)	$—	$14,892
Citibank, N.A.	408,908		(68,071)	—	340,837
Goldman Sachs International	9,482		(9,482)	—	—
HSBC Bank, N.A.	349,199		(125,460)	—	223,739
Merrill Lynch International	29,600		(29,600)	—	—
Royal Bank of Canada	454,718		(52,455)	—	402,263
Standard Chartered Bank	47,954		(47,954)	—	—
State Street Corp.	128,336		(128,336)	—	—
Union Bank of Switzerland AG	65,807		(65,807)	—	—
Exchange Traded Futures (b)	4,426,530	(c)	—	—	4,426,530

	$5,943,661		$(535,400)	$—	$5,408,261

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the six months ended April 30, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$725,638	$—	$—	$725,638
Equity contracts	(1,280,301)	—	(6,029,798)	(7,310,099)
Foreign exchange contracts	—	(2,008,466)	—	(2,008,466)
Commodity contracts	1,707,119	—	—	1,707,119

Total	$1,152,456	$(2,008,466)	$(6,029,798)	$(6,885,808)

APRIL 30, 2016	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$77,587	$—	$—	$77,587
Equity contracts	(747,515)	—	808,867	61,352
Foreign exchange contracts	—	(901,092)	—	(901,092)
Commodity contracts	(683,474)	—	—	(683,474)

Total	$(1,353,402)	$(901,092)	$808,867	$(1,445,627)

The Fund’s derivatives contracts held at April 30, 2016 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2016. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$14,806,646
Average Notional Balance Short	20,127,524
Ending Notional Balance Long	20,164,838
Ending Notional Balance Short	19,934,511

Equity
Average Notional Balance Long	$267,173
Average Notional Balance Short	44,893,816
Ending Notional Balance Long	605,781
Ending Notional Balance Short	64,356,787

Interest
Average Notional Balance Long	$118,676,616
Average Notional Balance Short	56,866,079
Ending Notional Balance Long	159,484,617
Ending Notional Balance Short	88,013,362

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$33,345,659
Average Settlement Value Sold	74,286,992
Ending Settlement Value Purchased	41,558,144
Ending Settlement Value Sold	83,315,461

Total Return Basket Swaps:
Average Notional Balance Long	$174,658,796
Average Notional Balance Short	187,824,408
Ending Notional Balance Long	173,079,653
Ending Notional Balance Short	179,529,847

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

50	J.P. MORGAN FUNDS	APRIL 30, 2016

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2016 are as follows:

	Class A	Class C	Class R6	Select Class	Total
Transfer agent fees	$1,018	$191	$63	$1,340	$2,612
Sub-transfer agent fees	15,647	180	—	4,176	20,003

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of April 30, 2016, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2016, the effective annualized rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

APRIL 30, 2016	J.P. MORGAN FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2016, the Distributor retained the following:

Front-End Sales Charge	CDSC
$117	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these securities, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.75%	1.00%

The expense limitation agreement was in effect for the six months ended April 30, 2016, and is in place until at least February 28, 2017.

For the six months ended April 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$451,996	$132,724	$22,532	$607,252

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016 the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amount of these waivers resulting from investments in these money market funds for the six months ended April 30, 2016 was $120,334.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

52	J.P. MORGAN FUNDS	APRIL 30, 2016

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended April 30, 2016, the Fund incurred $465 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$181,745,926	$120,188,496

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$313,284,998	$11,775,720	$7,606,657	$4,169,063

At October 31, 2015, the Fund had net capital loss carryforward as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$1,818,219	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In addition, as of April 30, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, 72.4% of the net assets of the Fund.

APRIL 30, 2016	J.P. MORGAN FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

54	J.P. MORGAN FUNDS	APRIL 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2015 and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$981.90	$5.77	1.17%
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class C
Actual	1,000.00	978.90	8.22	1.67
Hypothetical	1,000.00	1,016.56	8.37	1.67
Class R6
Actual	1,000.00	983.70	3.30	0.67
Hypothetical	1,000.00	1,021.53	3.37	0.67
Select Class
Actual	1,000.00	983.00	4.59	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2016	J.P. MORGAN FUNDS	55

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.	SAN-SA-416

J.P. Morgan International

Equity Funds

Semi-Annual Report

April 30, 2016

(Unaudited)

JPMorgan International Discovery Fund

JPMorgan International Discovery Fund

Semi-Annual Report

April 30, 2016 (Unaudited)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan International Discovery Fund

CEO’S LETTER

May 18, 2016 (Unaudited)

Dear Shareholder,

Global economic growth appeared to decelerate as 2015 ended and 2016 began. Slowing growth in China, anemic growth in Europe and falling oil prices drained momentum from the U.S. economy and put pressure on emerging market and developed market economies across the globe.

In December, the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in 10 years in a clear signal to financial markets that the central bank’s policymakers believed the domestic economy and, to some extent, the world economy was objectively moving in a trajectory toward self-sustaining growth.

However, economic data from China, the European Union (EU) and Japan provided a worrisome picture and the drag from weak overseas demand, and the U.S. dollar’s relative strength, reduced corporate earnings and gross domestic product (GDP) in the U.S. Meanwhile, volatility in global financial markets spiked in January and February.

Citing weakness in global economic conditions, the Fed declined to raise interest rates further at its March meeting. In the same month, the European Central Bank (ECB) unleashed a flurry of measures to bolster growth. The ECB moved deposit rates further into negative territory – an experiment that the Bank of Japan embarked upon at the end of January – and increased the size and scope of its monthly asset purchases and unveiled a program to increase bank lending. China’s central bank acted earlier, cutting bank reserve ratios in February for the second time in four months.

While the impact of all this central bank activity and accommodative policy on global growth remained uncertain at the end of April, financial markets overall responded favorably and leading central banks took no further action during the month. Moreover, fresh signs of stability in China’s economy, a modest rebound in commodities prices and the Fed’s stated cautiousness in raising U.S. interest rates further helped drive a rally in emerging market equity and bonds prices that began in March and extended into mid-April. In the EU, the unemployment rate shrank and first quarter 2016 GDP rose 0.6% to an annual rate of 2.2%, bringing it back above levels last seen before the 2008 financial crisis. The U.S. economy, which had been outpacing the rest of the world throughout 2015, turned in a lower-than-expected 0.5% rise in GDP in the first quarter of 2016, mostly due to reductions in capital spending in the energy sector, a pullback in inventory growth and the strong U.S. dollar.

Even as global economic conditions appeared to stabilize in April, there remained worrisome aspects to the data. The upward momentum in emerging market equity and bond markets faded by the end of April as U.S. investors retreated from perceived higher risk assets. In the EU, price inflation remained consistently below the ECB’s targets despite massive central bank stimulus. The U.S. economy continued to expand through April and the employment picture remained healthy and wage growth, which had been lacking for much of the current economic recovery, also showed improvement. However, job gains slowed in April and hourly productivity failed to rise, which could hinder growth in U.S. corporate profits.

Throughout the six month period, global oil prices remained low and volatile. Prices appeared to bottom out in mid-February before strengthening ahead of the mid-April meeting of the Organization of Petroleum Exporting Countries (OPEC) and talk of a cap on production. Investment in U.S. shale oil production fell sharply in early 2016, which also supported higher oil prices. However, OPEC failed to reach an agreement to curb output and oil prices slumped but ended the month of April with the largest monthly gain in a year.

In early April, the International Monetary Fund (IMF) cut its forecast for 2016 global economic growth to 3.2% from its previous forecast of 3.4%. The IMF stated that the prolonged period of slow growth in the global economy has left it vulnerable to events that could halt growth and lead to economic stagnation. Among those risks, the IMF cited financial market turmoil, which could hurt investor confidence and demand. The IMF also noted geopolitical risks from populist movements in the U.S. and in Europe, Britain’s June referendum on exiting the EU and the strain from the large number of refugees seeking to enter Europe. However, the IMF stated that China’s economy appears to be improving amid resilient domestic demand and growth in service industries that have offset weakness in manufacturing.

Uneven economic growth and a certain measure of financial market volatility have been persistent features of the current phase of the global recovery. Given the uncertain outlook for global growth, investors who maintain a properly diversified portfolio and an eye toward long term performance may benefit from changing economic and market conditions.

Sincerely yours,

George C. W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JPMorgan International Discovery Fund

Fund Summary

For the period December 21, 2015 (Fund Inception Date) through April 30, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(3.87)%
MSCI EAFE SMID Cap Index (net of foreign withholding taxes)	1.63%
Net Assets as of 4/30/2016	$4,806,233

Investment objective** and strategies	The JPMorgan International Discovery Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund primarily invests in equity and equity like securities and expects to invest a significant portion of the assets in small and mid cap companies tied economically to Europe and the Asia-Pacific Regions. The Fund intends to maintain geographic exposures similar to those in the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) over time. The Fund seeks to utilize behavioral finance principals to capture investment opportunities based on market inefficiencies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Provident Financial plc (United Kingdom)	1.5%
2. ITV plc (United Kingdom)	1.5
3. London Stock Exchange Group plc (United Kingdom)	1.4
4. Valeo S.A. (France)	1.3
5. Sopra Steria Group (France)	1.3
6. OVS S.p.A. (Italy)	1.3
7. Recordati S.p.A. (Italy)	1.3
8. SGS S.A. (Switzerland)	1.3
9. Givaudan S.A. (Switzerland)	1.3
10. Buzzi Unicem S.p.A. (Italy)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	27.5%
United Kingdom	17.8
Australia	9.6
France	8.1
Switzerland	5.5
Sweden	4.7
Germany	4.1
Italy	3.8
Netherlands	3.4
Ireland	2.6
Denmark	2.4
Hong Kong	2.1
Spain	2.1
Finland	1.8
Norway	1.4
New Zealand	1.3
Others (each less than 1.0%)	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2016. The Fund’s portfolio composition is subject to change.

TOTAL RETURNS AS OF APRIL 30, 2016

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	12/21/15
With Sales Charge**		(8.98)%
Without Sales Charge		(3.95)
CLASS C SHARES	12/21/15
With CDSC***		(5.16)
Without CDSC		(4.16)
CLASS R5 SHARES	12/21/15	(3.80)
CLASS R6 SHARES	12/21/15	(3.80)
SELECT CLASS SHARES	12/21/15	(3.87)

*	Not annualized.

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (12/21/15 TO 4/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 21, 2015.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Discovery Fund and the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) from December 21, 2015 to April 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE SMID Cap Index captures mid and small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 2,659 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.7%
	Australia — 9.1%
6,703	Aristocrat Leisure Ltd.	50,672
83	Blackmores Ltd.	10,108
6,241	Challenger Ltd.	42,217
1,105	Domino’s Pizza Enterprises Ltd.	51,754
14,994	Evolution Mining Ltd.	22,651
6,340	Fortescue Metals Group Ltd.	16,294
1,737	Magellan Financial Group Ltd.	28,177
5,295	Origin Energy Ltd.	21,760
422	Ramsay Health Care Ltd.	20,752
15,364	Regis Resources Ltd.	34,171
11,032	Santos Ltd.	39,743
15,891	South32 Ltd. (a)	19,874
4,932	TPG Telecom Ltd.	39,974
5,707	Treasury Wine Estates Ltd.	40,184

		438,331

	Denmark — 2.3%
1,108	ISS A/S	42,087
780	Royal Unibrew A/S	35,241
470	Vestas Wind Systems A/S	33,644

		110,972

	Finland — 1.7%
1,071	Huhtamaki OYJ	42,128
1,308	Tieto OYJ	34,372
851	YIT OYJ	5,810

		82,310

	France — 7.7%
682	Faurecia	28,179
1,681	Plastic Omnium S.A.	55,703
711	Rubis S.C.A.	55,543
269	SEB S.A.	30,137
512	Sopra Steria Group	59,556
328	Thales S.A.	28,384
1,834	UBISOFT Entertainment (a)	53,232
378	Valeo S.A.	59,958

		370,692

	Germany — 2.8%
257	Bechtle AG	26,878
116	GRENKELEASING AG	22,895
556	KION Group AG (a)	30,362
847	Software AG	32,425
995	TLG Immobilien AG	21,077

		133,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 2.0%
5,000	Galaxy Entertainment Group Ltd.	16,806
4,000	Kerry Properties Ltd.	10,870
1,500	Link REIT	9,100
25,400	Noble Group Ltd. (a)	8,611
11,000	Techtronic Industries Co., Ltd.	41,236
2,000	Wheelock & Co., Ltd.	9,259

		95,882

	Ireland — 2.4%
500	DCC plc	44,348
3,580	Irish Continental Group plc	21,316
897	James Hardie Industries plc, CDI	12,547
285	Paddy Power Betfair plc	38,132

		116,343

	Italy — 3.6%
2,980	Buzzi Unicem S.p.A.	56,604
8,987	OVS S.p.A. (a) (e)	58,825
2,291	Recordati S.p.A.	58,297

		173,726

	Japan — 26.1%
7,600	Acom Co., Ltd. (a)	39,646
12,000	Aozora Bank Ltd.	42,576
900	Bandai Namco Holdings, Inc.	19,160
500	Casio Computer Co., Ltd.	9,514
100	Daito Trust Construction Co., Ltd.	14,143
1,700	DMG Mori Co., Ltd.	19,073
300	Don Quijote Holdings Co., Ltd.	10,673
2,600	EDION Corp.	21,037
4,000	Fukuoka Financial Group, Inc.	13,674
1,500	Hino Motors Ltd.	14,474
3,200	Hitachi Metals Ltd.	32,493
1,500	Idemitsu Kosan Co., Ltd.	32,043
1,700	Iida Group Holdings Co., Ltd.	31,749
40	Invincible Investment Corp.	30,373
1,100	Japan Exchange Group, Inc.	16,383
800	Kanamoto Co., Ltd.	20,564
28,000	Kobe Steel Ltd.	26,886
400	Kose Corp.	36,586
2,000	M3, Inc.	53,953
2,000	Minebea Co., Ltd.	16,382
4,000	Mitsubishi Chemical Holdings Corp.	20,874
2,000	Nexon Co., Ltd.	30,031
2,700	Next Co., Ltd.	30,192
600	Nihon M&A Center, Inc.	34,554

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
12,200	Nippon Light Metal Holdings Co., Ltd.	21,529
14	Nippon Prologis REIT, Inc.	33,570
400	Nitori Holdings Co., Ltd.	37,208
1,200	Nomura Real Estate Holdings, Inc.	21,930
3,300	NSK Ltd.	28,802
2,200	Obayashi Corp.	21,561
1,000	Open House Co., Ltd.	21,257
800	Park24 Co., Ltd.	22,422
6,000	Ryobi Ltd.	21,766
100	Ryohin Keikaku Co., Ltd.	22,276
3,000	SCREEN Holdings Co., Ltd.	23,146
1,100	Seiko Epson Corp.	18,026
17,000	Shinsei Bank Ltd.	23,827
3,000	Sumitomo Chemical Co., Ltd.	13,560
1,500	Sumitomo Rubber Industries Ltd.	22,835
2,100	Sun Frontier Fudousan Co., Ltd.	19,418
2,300	Suruga Bank Ltd.	44,721
11,000	Taiheiyo Cement Corp.	29,106
6,000	Taisei Corp.	40,953
5,800	Takara Leben Co., Ltd.	36,898
300	TDK Corp.	17,554
6,000	Teijin Ltd.	21,481
3,200	Tokyo Electric Power Co. Holdings, Inc. (a)	17,139
300	Trend Micro, Inc.	11,377
8,600	Yamada Denki Co., Ltd.	43,295

		1,252,690

	Luxembourg — 0.7%
3,017	Regus plc	12,909
420	Stabilus S.A. (a)	20,994

		33,903

	Malta — 0.0% (g)
128	Unibet Group plc, SDR	1,446

	Netherlands — 3.2%
1,326	Flow Traders (e)	52,635
749	Gemalto N.V.	48,686
2,711	Intertrust N.V. (a) (e)	54,945

		156,266

	New Zealand — 1.2%
16,167	Air New Zealand Ltd.	27,740
11,772	Spark New Zealand Ltd.	30,440

		58,180

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — 1.4%
1,090	Salmar ASA	27,083
1,191	Veidekke ASA	16,341
1,850	XXL ASA (e)	22,327

		65,751

	Singapore — 0.3%
6,700	Sembcorp Industries Ltd.	14,321

	Spain — 2.0%
233	Aena S.A. (a) (e)	33,285
1,561	CIE Automotive S.A.	28,245
1,696	Gamesa Corp. Tecnologica S.A.	33,493

		95,023

	Sweden — 4.5%
2,372	Bravida Holding AB (a) (e)	16,024
1,403	Fastighets AB Balder, Class B (a)	35,786
388	Indutrade AB	21,771
1,197	Intrum Justitia AB	43,028
1,301	Inwido AB	16,390
943	NCC AB, Class B	32,260
550	NetEnt AB (a)	34,636
1,147	Thule Group AB (The) (e)	16,511

		216,406

	Switzerland — 5.2%
817	Adecco S.A.	52,740
43	dorma+kaba Holding AG, Class B	27,923
29	Givaudan S.A.	57,242
26	SGS S.A.	57,327
1,029	Temenos Group AG (a)	53,399

		248,631

	United Kingdom — 16.9%
1,840	Admiral Group plc	50,009
3,150	Ashtead Group plc	41,893
3,700	Auto Trader Group plc (e)	20,322
3,500	Beazley plc	16,682
4,800	Dixons Carphone plc	29,880
1,047	easyJet plc	22,566
919	Greggs plc	13,901
6,500	Howden Joinery Group plc	47,018
2,050	Informa plc	19,640
1,416	Inmarsat plc	19,266
583	InterContinental Hotels Group plc	23,300
1,623	Intermediate Capital Group plc	14,590
20,072	ITV plc	66,162

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
3,050	JD Sports Fashion plc	55,732
1,650	London Stock Exchange Group plc	65,541
3,550	Merlin Entertainments plc (e)	22,424
2,160	Micro Focus International plc	48,314
3,512	OneSavings Bank plc	14,712
1,350	Persimmon plc	39,266
1,630	Provident Financial plc	69,521
950	Rightmove plc	53,690
13,700	Taylor Wimpey plc	36,957
800	WH Smith plc	19,598

		810,984

	United States — 0.6%
600	Carnival plc	29,927

	Total Common Stocks (Cost $4,462,243)	4,505,421

Preferred Stocks — 1.1%
	Germany — 1.1%
279	Jungheinrich AG	26,322
105	Sartorius AG	25,948

	Total Preferred Stocks (Cost $50,815)	52,270

	Total Investments — 94.8% (Cost $4,513,058)	4,557,691
	Other Assets in Excess of Liabilities — 5.2%	248,542

	NET ASSETS — 100.0%	$4,806,233

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Software	6.1%
Specialty Retail	6.1
Hotels, Restaurants & Leisure	5.1
Auto Components	4.3
Real Estate Management & Development	4.2
Household Durables	4.1
Capital Markets	4.1
Machinery	3.9
Metals & Mining	3.8
Commercial Services & Supplies	3.6
Diversified Financial Services	3.2
Banks	2.7
IT Services	2.7
Construction & Engineering	2.6
Media	2.5
Chemicals	2.5
Professional Services	2.4
Consumer Finance	2.4
Internet Software & Services	2.4
Construction Materials	2.2
Oil, Gas & Consumable Fuels	2.1
Trading Companies & Distributors	2.0
Diversified Telecommunication Services	2.0
Beverages	1.7
Real Estate Investment Trusts (REITs)	1.6
Electrical Equipment	1.5
Insurance	1.5
Textiles, Apparel & Luxury Goods	1.3
Industrial Conglomerates	1.3
Pharmaceuticals	1.3
Gas Utilities	1.2
Health Care Technology	1.2
Airlines	1.1
Personal Products	1.0
Others (each less than 1.0%)	8.3

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2016 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENT:
CDI	—	CHESS Depository Interest
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depository Receipt

(a)	—	Non-income producing security.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited)

International Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$4,557,691
Cash	130,496
Foreign currency, at value	755
Receivables:
Investment securities sold	103,044
Dividends from non-affiliates	18,551
Tax reclaims	1,342
Due from Adviser	45,759
Deferred offering cost	14,621

Total Assets	4,872,259

LIABILITIES:
Payables:
Investment securities purchased	9,821
Accrued liabilities:
Distribution fees	16
Shareholder servicing fees	786
Custodian and accounting fees	17,885
Audit fees	35,162
Other	2,356

Total Liabilities	66,026

Net Assets	$4,806,233

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2016 (Unaudited) (continued)

International Discovery Fund
NET ASSETS:
Paid-in-Capital	$5,003,203
Accumulated undistributed net investment income	18,815
Accumulated net realized gains (losses)	(261,673)
Net unrealized appreciation (depreciation)	45,888

Total Net Assets	$4,806,233

Net Assets:
Class A	$19,204
Class C	19,171
Class R5	19,235
Class R6	19,239
Select Class	4,729,384

Total	$4,806,233

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,334
Class C	1,334
Class R5	1,334
Class R6	1,334
Select Class	328,209

Net Asset Value (a):
Class A - Redemption price per share	$14.40
Class C - Offering price per share (b)	14.37
Class R5 - Offering and redemption price per share	14.42
Class R6 - Offering and redemption price per share	14.42
Select Class - Offering and redemption price per share	14.41
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.20

Cost of investments in non-affiliates	$4,513,058
Cost of foreign currency	746

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2016 (Unaudited)

International Discovery Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$42,094
Dividend income from affiliates	18
Interest income from non-affiliates	5
Foreign taxes withheld	(3,964)

Total investment income	38,153

EXPENSES:
Investment advisory fees	11,851
Administration fees	1,391
Distribution fees:
Class A	17
Class C	51
Shareholder servicing fees:
Class A	17
Class C	17
Class R5	4
Select Class	4,164
Custodian and accounting fees	35,757
Professional fees	37,188
Trustees’ and Chief Compliance Officer’s fees	2,016
Printing and mailing costs	1,449
Registration and filing fees	98
Transfer agent fees (See Note 2.E.)	486
Offering costs	8,122
Other	2,440

Total expenses	105,068

Less fees waived	(14,200)
Less expense reimbursements	(74,733)

Net expenses	16,135

Net investment income (loss)	22,018

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(260,970)
Foreign currency transactions	(703)

Net realized gain (loss)	(261,673)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	44,633
Foreign currency translations	1,255

Change in net unrealized appreciation/depreciation	45,888

Net realized/unrealized gains (losses)	(215,785)

Change in net assets resulting from operations	$(193,767)

(a) Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

International Discovery Fund
Period Ended April 30, 2016 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,018
Net realized gain (loss)	(261,673)
Change in net unrealized appreciation/depreciation	45,888

Change in net assets resulting from operations	(193,767)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11)
Class C
From net investment income	(9)
Class R5
From net investment income	(14)
Class R6
From net investment income	(14)
Select Class
From net investment income	(3,155)

Total distributions to shareholders	(3,203)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,003,203

NET ASSETS:
Change in net assets	4,806,233
Beginning of period	—

End of period	$4,806,233

Accumulated undistributed net investment income	$18,814

(a) Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (Continued)

International Discovery Fund
Period Ended April 30, 2016 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000
Distributions reinvested	11

Change in net assets resulting from Class A capital transactions	$20,011

Class C
Proceeds from shares issued	$20,000
Distributions reinvested	9

Change in net assets resulting from Class C capital transactions	$20,009

Class R5
Proceeds from shares issued	$20,000
Distributions reinvested	14

Change in net assets resulting from Class R5 capital transactions	$20,014

Class R6
Proceeds from shares issued	$20,000
Distributions reinvested	14

Change in net assets resulting from Class R6 capital transactions	$20,014

Select Class
Proceeds from shares issued	$4,920,000
Distributions reinvested	3,155

Change in net assets resulting from Select Class capital transactions	$4,923,155

Total change in net assets resulting from capital transactions	$5,003,203

SHARE TRANSACTIONS:
Class A
Issued	1,333
Reinvested	1

Change in Class A Shares	1,334

Class C
Issued	1,333
Reinvested	1

Change in Class C Shares	1,334

Class R5
Issued	1,333
Reinvested	1

Change in Class R5 Shares	1,334

Class R6
Issued	1,333
Reinvested	1

Change in Class R6 Shares	1,334

Select Class
Issued	328,000
Reinvested	209

Change in Select Class Shares	328,209

(a) Commencement of operations was December 21, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)(f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)
International Discovery Fund
Class A
December 21, 2015 (h) through April 30, 2016 (Unaudited)	$15.00	$0.05	$(0.64)	$(0.59)	$(0.01)	$14.40	(3.95)%	$19,204	1.25%	1.01%	7.64%	87%
Class C
December 21, 2015 (h) through April 30, 2016 (Unaudited)	15.00	0.03	(0.65)	(0.62)	(0.01)	14.37	(4.16)	19,171	1.75	0.51	8.06	87
Class R5
December 21, 2015 (h) through April 30, 2016 (Unaudited)	15.00	0.07	(0.64)	(0.57)	(0.01)	14.42	(3.80)	19,235	0.80	1.45	7.12	87
Class R6
December 21, 2015 (h) through April 30, 2016 (Unaudited)	15.00	0.08	(0.65)	(0.57)	(0.01)	14.42	(3.80)	19,239	0.75	1.50	7.07	87
Select Class
December 21, 2015 (h) through April 30, 2016 (Unaudited)	15.00	0.07	(0.65)	(0.58)	(0.01)	14.41	(3.87)	4,729,384	0.95	1.30	5.91	87

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2016.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Discovery Fund	Class A, Class C, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on December 21, 2015. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$438,331	$–	$438,331
Denmark	–	110,972	–	110,972
Finland	–	82,310	–	82,310
France	–	370,692	–	370,692
Germany	–	133,637	–	133,637
Hong Kong	–	95,882	–	95,882
Ireland	21,316	95,027	–	116,343
Italy	–	173,726	–	173,726
Japan	–	1,252,690	–	1,252,690
Luxembourg	–	33,903	–	33,903
Malta	–	1,446	–	1,446
Netherlands	54,945	101,321	–	156,266
New Zealand	–	58,180	–	58,180
Norway	–	65,751	–	65,751
Singapore	–	14,321	–	14,321
Spain	–	95,023	–	95,023
Sweden	16,024	200,382	–	216,406
Switzerland	–	248,631	–	248,631
United Kingdom	14,712	796,272	–	810,984
United States	–	29,927	–	29,927

Total Common Stocks	$106,997	$4,398,424	$–	$4,505,421

Preferred Stocks
Germany	–	52,270	–	52,270

Total Investments in Securities	$106,997	$4,450,694	$–	$4,557,691

There were no transfers among any levels for the period ended April 30, 2016.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Offering and Organizational Costs — Total offering costs of approximately $22,743 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statement of Operations. For the period ended April 30, 2016, total offering costs amortized were $8,122.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees are class-specific expenses. The amounts of the transfer agent fees charged to each class of the Fund for the period ended April 30, 2016 are as follows:

	Class A	Class C	Class R5	Class R6	Select Class	Total
Transfer agent fees	$97	$97	$97	$98	$97	$486

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser, on behalf of the Fund, has entered into investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets managed by JFIMI.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2016, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2016, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.25%	1.75%	0.80%	0.75%	0.95%

The expense limitation agreement was in effect for the period ended April 30, 2016 and is in place until at least February 28, 2017.

For the period ended April 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$11,851	$1,391	$958	$14,200	$74,733

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers/reimbursements resulting from investments in these money market funds for the period ended April 30, 2016.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the period ended April 30, 2016, the Fund incurred $148 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$8,891,211	$4,117,156

During the period ended April 30, 2016, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,513,058	$199,685	$155,052	$44,633

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2016, or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2016, the Fund had the following non-U.S. country allocations representing greater than 10% of the Fund’s total investments:

Japan	United Kingdom
27.5%	17.8%

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, December 21, 2015, and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value December 21, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
International Discovery Fund
Class A
Actual*	$1,000.00	$960.50	$4.39	1.25%
Hypothetical**	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	958.40	6.13	1.75
Hypothetical**	1,000.00	1,016.16	8.77	1.75
Class R5
Actual*	1,000.00	962.00	2.81	0.80
Hypothetical**	1,000.00	1,020.89	4.02	0.80
Class R6
Actual*	1,000.00	962.00	2.63	0.75
Hypothetical**	1,000.00	1,021.13	3.77	0.75
Select Class
Actual*	1,000.00	961.30	3.33	0.95
Hypothetical**	1,000.00	1,020.14	4.77	0.95

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 131/366 (to reflect the actual period). The Fund commenced operations on December 21, 2015.

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2015 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement and the initial sub-advisory agreement (collectively, the “New Advisory Agreements”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreements, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreements.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund and by the sub-adviser from the Adviser under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreements, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and sub-adviser and their services. The Trustees considered the background and experience of the Adviser’s and sub-adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and sub-adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser, sub-adviser and their affiliates, the commitment of the Adviser and sub-adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s and sub-adviser’s integrity and the Adviser’s and sub-adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s and sub-adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and sub-adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser, sub-adviser and their affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser or sub-adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services (effective April 1, 2016, JPMFM merged into the Adviser). The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser and sub-adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser may share economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s and sub-adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees also considered the fee paid by the Adviser to the sub-adviser out of the advisory fee. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees paid to the Adviser and sub-adviser were reasonable.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. April 2016.

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Office June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Officer June 29, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato Treasurer and Principal Financial Officer June 29, 2016